UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05962

Name of Registrant:	Vanguard Variable Insurance Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2018—June 30, 2018

Item 1: Reports to Shareholders

Semiannual Report | June 30, 2018

Vanguard Variable Insurance Fund
Balanced Portfolio	Growth Portfolio	Small Company Growth Portfolio
Capital Growth Portfolio	High Yield Bond Portfolio	Total Bond Market Index Portfolio
Conservative Allocation Portfolio	International Portfolio	Total International Stock Market Index Portfolio
Diversified Value Portfolio	Mid-Cap Index Portfolio	Total Stock Market Index Portfolio
(with underlying Equity Index Portfolio)
Equity Income Portfolio	Moderate Allocation Portfolio
Equity Index Portfolio	Money Market Portfolio
Global Bond Index Portfolio	Real Estate Index Portfolio
(with underlying Total Bond Market
Index Portfolio)	Short-Term Investment-Grade Portfolio

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
CEO's Perspective	1
Market Perspective	2
Balanced Portfolio	3
Capital Growth Portfolio	29
Conservative Allocation Portfolio	42
Diversified Value Portfolio	53
Equity Income Portfolio	65
Equity Index Portfolio	82
Global Bond Index Portfolio
(with underlying Total Bond Market Index Portfolio)	97
Growth Portfolio	171
High Yield Bond Portfolio	188
International Portfolio	209
Mid-Cap Index Portfolio	228
Moderate Allocation Portfolio	242
Money Market Portfolio	254
Real Estate Index Portfolio	267
Short-Term Investment-Grade Portfolio	281
Small Company Growth Portfolio	322
Total Bond Market Index Portfolio	339
Total International Stock Market Index Portfolio	402
Total Stock Market Index Portfolio
(with underlying Equity Index Portfolio)	414

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Planholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security.

I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO,

I’ll keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
July 13, 2018

Market Perspective

U.S. stocks continued to climb, even with periods of volatility

U.S. stocks advanced over the six months ended June 30, 2018, although their path forward was marked by significant bouts of volatility. Corporate earnings remained strong and the U.S. economy continued to indicate growth. Investors worried, however, about high stock valuations, the possibility of inflation, and continued tightening of monetary policy by the Federal Reserve.

The Fed’s June increase in the federal funds target rate by a quarter percentage point, to 1.75%–2%, was its second in 2018. In announcing it, Fed Chair Jerome Powell offered a positive assessment of the U.S. economy. The Fed has also continued to shrink the $4.5 trillion balance sheet it had amassed since it began providing monetary stimulus in the wake of the 2007–2009 recession.

For the six months, the broad U.S. stock market returned 3.22%. U.S. large- and mid-capitalization stocks trailed small-caps, while growth stocks exceeded value. Among sectors, information technology, consumer discretionary, and energy posted the strongest returns. Consumer staples, communication services, and industrials fared the worst.

For U.S. investors, a stronger dollar hurt international stocks, which returned –3.83%. Developed European and Pacific markets declined, as did emerging markets.

Bond returns were down as inflation concerns heightened

Bond yields rose and prices fell over the six months as inflation expectations rose, the labor market improved, and the Fed suggested that more rate hikes were in store for 2018. (Bond prices and yields move in opposite directions.)

Market Barometer
			Total Returns
		Periods Ended June 30, 2018
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	2.85%	14.54%	13.37%
Russell 2000 Index (Small-caps)	7.66	17.57	12.46
Russell 3000 Index (Broad U.S. market)	3.22	14.78	13.29
FTSE All-World ex US Index (International)	–3.83	7.28	6.35

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	–1.62%	–0.40%	2.27%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	–0.25	1.56	3.53
FTSE Three-Month U.S. Treasury Bill Index	0.78	1.33	0.38

CPI
Consumer Price Index	2.22%	2.87%	1.54%
1 Annualized.

The yield of the benchmark 10-year Treasury note closed the period at 2.86%, up from 2.41% at the end of December 2017. The broad U.S. bond market returned –1.62% for the period. U.S. Treasuries and mortgage-backed securities generally outpaced investment-grade corporate bonds.

International bonds returned –1.31%, as measured by the Barclays Global Aggregate Index ex USD. U.S. investors were hampered by the dollar’s strengthening against many currencies. Without this currency impact, international bonds were up more than 1%.

Balanced Portfolio

Advisor’s Report

The Balanced Portfolio returned –1.19% for the six months ended June 30, 2018. The portfolio underperformed the 0.82% return of its blended benchmark (a mix of 65% large-capitalization stocks and 35% high-quality corporate bonds) and the 0.22% average return of peer funds. The stock portion of the portfolio underperformed its benchmark, the Standard & Poor’s 500 Index, while the bond portion slightly outperformed its benchmark, the Bloomberg Barclays U.S. Credit A or Better Bond Index.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The investment environment

Stock markets in the United States and abroad posted positive results during the six-month period. The S&P 500 Index returned 2.65% and the MSCI World Index returned a more muted 0.76%.

U.S. equities rose during the period, driven by exceptionally robust corporate earnings and economic conditions. Companies were largely upbeat about

U.S. growth prospects but cited rising wages, commodity prices, and logistics costs as potential earnings headwinds. Despite the underlying strength in the U.S. economy, there were concerns about the sustainability of growth in light of the broader macroeconomic risks, including rising interest rates; signs of slowing global growth, especially in Europe; ongoing trade tensions; and euro zone political disruptions.

As widely anticipated, the U.S. Federal Reserve twice raised its benchmark interest rate by 25 basis points—to a range between 1.75% and 2%—and it signaled the potential for two additional increases in 2018. (A basis point is one one-hundredth of a percentage point.) The Fed lifted its economic growth forecast for 2018 to 2.8%; it also lowered its expectation for unemployment to 3.6%, from 3.8% in March.

In the United States, large-capitalization growth stocks significantly outperformed large-capitalization value stocks, as measured by the Russell 1000 Growth Index (+7.25%) and the Russell 1000 Value Index (–1.69%); this held back the fund, which tends to have a value bias compared with the broad core benchmark.

Total Returns
Six Months Ended
June 30, 2018
Balanced Portfolio	-1.19%
Composite Stock/Bond Index[1]	0.82
Variable Insurance Mixed-Asset Target Growth Funds Average[2]	0.22

The broad fixed income markets posted negative returns for the six-month period, with the Bloomberg Barclays U.S. Aggregate Bond Index returning –1.62%. The higher-quality credit market performed even worse, with the Bloomberg Barclays U.S. Credit A or Better Bond Index returning –2.70%. The yield of the 10-year U.S. Treasury note increased during the period, beginning the year at 2.41% and ending the month of June at 2.86%.

Our successes

In the stock portfolio, security selection was best in consumer staples (Walmart as well as our avoidance of Procter & Gamble and Altria Group), materials (BHP Billiton and avoidance of DowDuPont), industrials (underweight General Electric and avoidance of 3M), and energy (ConocoPhillips, Hess, and Total SA). Our overweight to the energy sector also aided relative results during the period.

The fixed income portfolio’s outperformance was primarily driven by successful duration and yield curve positioning during the period. Credit spread duration was also a positive contributor; we were underweight in corporates compared with our all-credit benchmark, as spreads widened over the period. More specifically, long-duration corporate bonds underperformed the overall sector as yields failed to keep pace with the flattening U.S. Treasury curve. Our underweight allocation to long credit duration helped relative returns. Our out-of-benchmark positions in asset-backed securities and agency mortgage-backed securities also helped.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mixed-Asset
		Target Growth
	Portfolio	Funds Average
Balanced Portfolio	0.23%	0.60%

1 Weighted 65% S&P 500 Index and 35% Bloomberg Barclays U.S. Credit A or Better Bond Index.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2018, the Balanced Portfolio’s annualized expense ratio was 0.22%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Balanced Portfolio

Our shortfalls

In the stock portfolio, security selection and sector allocation detracted from overall relative results. Stock selection was weakest in consumer discretionary (our position in Comcast and not owning Amazon or Netflix), financials (positions in Prudential, Chubb, and Mitsubishi UFJ Financial Group), information technology (an underweight to Apple and not owning MasterCard or Facebook), and health care (Bristol-Myers Squibb and Cardinal Health). In terms of sector allocation, our overweight to financials and our underweights to information technology and consumer discretionary detracted most.

On the fixed income side, our bond selection within investment-grade credit, particularly within utilities and financials, detracted from relative results during the period.

Portfolio positioning

We continue to rely on our process and philosophy as we construct the portfolio and adjust our positioning. We remain focused on the significance of dividends, positive capital stewardship, and franchise value. We believe we have a solid portfolio of undervalued market leaders, companies in industries with improving supply and demand trends, and strong companies that are temporarily out of favor. We see our process as critical to providing downside protection and believe the current portfolio reflects an appropriate balance.

In the equity portfolio, our largest overweights at the end of June were in the financial, energy, telecommunication services, utilities, and materials sectors. Our largest underweights were in information technology, consumer discretionary, real estate, and consumer staples—areas of the market in which we are often challenged to find ideas that fit with our investment style and valuation discipline.

Where possible, we are investing in companies that are capitalizing on disruptive technologies and those that have declined because of the perception of competitive challenges where we think the companies can overcome the disruptive forces. As always, sector allocations are determined by our bottom-up analysis and are largely attributable to our view on companies’ valuations.

During the six-month period, we added new stock positions in Halliburton, Sysco, TJX Companies, AT&T, Walmart, and Home Depot (among others) to the portfolio. We eliminated our equity positions in Johnson & Johnson, Exxon Mobil, Twenty-First Century Fox, Goldman Sachs Group, and Wells Fargo (among others).

From the fixed income perspective, the remainder of 2018 should be one in which interest rate movements play a larger role in relative returns than credit events do. We expect that the Fed will continue to raise interest rates and that we will continue to maintain a shorter-than-benchmark duration in the U.S. market. Without a material rise in global inflation, yields on longer-maturity bonds are not expected to rise as much, resulting in flatter yield curves. Within credit, where our benchmark is concentrated, we are cautious because of the increase in supply that has been fueled largely by debt-funded corporate acquisitions, which could lower the credit quality of the companies as well as the overall corporate bond sector.

A perceived risk to our outlook is the possibility of higher trade barriers, including uncertainty surrounding the U.S.–China tariff negotiations, which could lead to slower global growth.

Such a scenario would likely reduce the need for central bank intervention and result in lower-than-expected yields.

We continue to be disciplined in our application of our investment process, which allows us to create a balanced portfolio that we believe should perform well in a variety of market environments. We remain focused on companies with growth potential trading at valuation discounts, above-average yield, and favorable supply and demand dynamics. We believe these qualities, as well as our focus on low-turnover, long-term investing, should serve the portfolio’s shareholders well over time.

Edward P. Bousa, CFA, Senior Managing Director and Equity Portfolio Manager John C. Keogh, Senior Managing Director and Fixed Income Portfolio Manager Loren L. Moran, CFA, Managing Director and Fixed Income Portfolio Manager Michael E. Stack, CFA, Senior Managing Director and Fixed Income Portfolio Manager Wellington Management Company llp July 19, 2018

Balanced Portfolio

Portfolio Profile
As of June 30, 2018

Total Portfolio Characteristics

Yield[1]	2.79%
Turnover Rate[2]	41%
Expense Ratio[3]	0.23%
Short-Term Reserves	3.0%

Total Portfolio Volatility Measures[4]
	Portfolio Versus	Portfolio Versus
	Composite Index[5]	Broad Index[6]
R-Squared	0.95	0.93
Beta	1.00	0.65

Equity Characteristics
	Comparative		Broad
	Portfolio	Index[7]	Index[6]
Number of Stocks	103	505	3,779
Median Market Cap	$91.6B	$104.8B	$64.0B
Price/Earnings Ratio	16.2x	21.0x	20.7x
Price/Book Ratio	2.4x	3.2x	3.0x
Dividend Yield	2.6%	1.9%	1.8%
Return on Equity	14.5%	16.1%	15.0%
Earnings Growth Rate	7.3%	7.9%	8.3%
Foreign Holdings	12.4%	0.0%	0.0%

Fixed Income Characteristics
	Comparative		Broad
	Portfolio	Index[8]	Index[9]
Number of Bonds	918	3,290	9,559
Yield to Maturity	3.6%[10]	3.6%	3.3%
Average Coupon	3.5%	3.4%	3.1%
Average Effective
Maturity	9.3 years	9.7 years	8.3 years
Average Duration	6.4 years	6.7 years	6.0 years

Ten Largest Stocks[11] (% of equity portfolio)

Microsoft Corp.	Systems Software	4.1%
JPMorgan Chase & Co.	Diversified Banks	3.4
Verizon Communications Integrated
Inc.	Telecommunication
	Services	3.2
Bank of America Corp.	Diversified Banks	3.2
Alphabet Inc. Class A	Internet Software
	& Services	2.9
Chevron Corp.	Integrated Oil & Gas	2.8
Intel Corp.	Semiconductors	2.2
Comcast Corp. Class A	Cable & Satellite	2.1
Bristol-Myers Squibb Co.	Pharmaceuticals	2.0
Chubb Ltd.	Property & Casualty
	Insurance	2.0
Top Ten		27.9%
Top Ten as % of Total Net Assets		18.2%

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Portfolio	Index[7]	Index[6]
Consumer Discretionary	6.3%	12.9%	13.2%
Consumer Staples	6.3	6.9	6.2
Energy	9.5	6.3	6.1
Financials	22.7	13.8	14.3
Health Care	14.3	14.1	13.7
Industrials	9.9	9.6	10.2
Information Technology	17.0	26.0	24.7
Materials	3.7	2.6	3.1
Real Estate	2.2	2.9	3.8
Telecommunication
Services	3.6	2.0	1.8
Utilities	4.5	2.9	2.9

Portfolio Asset Allocation

1 30-day SEC yield for the portfolio. See definition on the next page.
2 Annualized.
3 The expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2018, the Balanced Portfolio’s annualized expense ratio was 0.22%.
4 For an explanation of R-squared, beta, and other terms used here, see definitions on the next page.
5 Composite Stock/Bond Index, weighted 65% S&P 500 Index and 35% Bloomberg Barclays U.S. Credit A or Better Bond Index.
6 Dow Jones U.S. Total Stock Market Float Adjusted Index.
7 S&P 500 Index.
8 Bloomberg Barclays U.S. Credit A or Better Bond Index.
9 Bloomberg Barclays U.S. Aggregate Bond Index.
10 Before expenses.
11 The holdings listed exclude any temporary cash investments and equity index products.

Balanced Portfolio

Distribution by Credit Quality[1]
(% of fixed income portfolio)

U.S. Government	18.7%
Aaa	5.7
Aa	13.6
A	43.8
Baa	17.3
Cash	0.9

Equity Investment Focus

Sector Diversification[2]
(% of fixed income portfolio)

Asset-Backed	5.0%
Finance	26.4
Foreign	5.4
Government Mortgage-Backed	2.0
Industrial	32.1
Treasury	16.3
Utilities	7.6
Other	5.2

Fixed Income Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Source: Moody’s Investor Service.

2 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Balanced Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2007–June 30, 2018

Average Annual Total Returns: Periods Ended June 30, 2018

	Inception Date	One Year	Five Years	Ten Years
Balanced Portfolio	5/23/1991	6.77%	8.80%	8.03%

1 Six months ended June 30, 2018.
2 Weighted 65% S&P 500 Index and 35% Bloomberg Barclays U.S. Credit A or Better Bond Index.
See Financial Highlights for dividends and capital gains information.

Balanced Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (65.0%)
Consumer Discretionary (4.1%)
Comcast Corp. Class A	1,206,120	39,573
TJX Cos. Inc.	170,512	16,229
Lowe’s Cos. Inc.	153,894	14,708
Hilton Worldwide
Holdings Inc.	184,159	14,578
CBS Corp. Class B	191,824	10,784
Home Depot Inc.	51,367	10,022
Ford Motor Co.	458,734	5,078
Volkswagen AG
Preference Shares	28,364	4,686
		115,658
Consumer Staples (4.1%)
PepsiCo Inc.	231,223	25,173
Unilever NV	373,827	20,828
Sysco Corp.	231,948	15,840
Costco Wholesale Corp.	66,407	13,878
Philip Morris
International Inc.	166,838	13,470
Diageo plc	364,862	13,108
Walmart Inc.	139,309	11,932
Nestle SA	35,313	2,737
		116,966
Energy (6.2%)
Chevron Corp.	411,316	52,003
TOTAL SA	438,660	26,638
ConocoPhillips	347,983	24,226
Suncor Energy Inc.	547,718	22,289
Halliburton Co.	349,662	15,756
BP plc	2,016,242	15,341
Hess Corp.	179,625	12,015
Canadian Natural
Resources Ltd.	206,756	7,458
		175,726
Financials (14.8%)
JPMorgan Chase & Co.	593,977	61,892
Bank of America Corp.	2,084,527	58,763
Chubb Ltd.	284,382	36,122
Prudential Financial Inc.	366,029	34,227
PNC Financial Services
Group Inc.	235,833	31,861
Northern Trust Corp.	208,329	21,435
Intercontinental Exchange
Inc.	277,877	20,438
American International
Group Inc.	356,408	18,897
Citigroup Inc.	264,858	17,724
BlackRock Inc.	34,513	17,223
Mitsubishi UFJ Financial
Group Inc.	2,598,130	14,718
Bank of Nova Scotia	236,127	13,511

	Marsh & McLennan
	Cos. Inc.	162,736	13,340
	MetLife Inc.	286,332	12,484
	BNP Paribas SA	152,962	9,462
	Tokio Marine Holdings Inc.	186,770	8,738
	Hartford Financial Services
	Group Inc.	157,609	8,059
	UBS Group AG	468,600	7,188
	ING Groep NV	463,586	6,655
	Zurich Insurance Group AG	16,647	4,923
*	Brighthouse Financial Inc.	24,001	962
			418,622
Health Care (9.3%)
	Bristol-Myers Squibb Co.	663,855	36,738
	AstraZeneca plc ADR	941,821	33,067
	Medtronic plc	320,854	27,468
	Pfizer Inc.	719,883	26,117
	UnitedHealth Group Inc.	105,928	25,989
	Merck & Co. Inc.	417,691	25,354
	CVS Health Corp.	290,316	18,682
	Eli Lilly & Co.	213,089	18,183
	Novartis AG	232,039	17,577
	Abbott Laboratories	236,732	14,438
	Cardinal Health Inc.	207,399	10,127
	Koninklijke Philips NV	88,307	3,742
*	Regeneron Pharmaceuticals
	Inc.	9,417	3,249
	HCA Healthcare Inc.	24,006	2,463
			263,194
Industrials (6.5%)
	United Parcel Service Inc.
	Class B	215,810	22,926
	Union Pacific Corp.	126,128	17,870
	BAE Systems plc	1,661,430	14,134
	United Technologies Corp.	105,649	13,209
	Caterpillar Inc.	97,168	13,183
	Schneider Electric SE	153,777	12,789
	Honeywell International Inc.	86,937	12,523
	Lockheed Martin Corp.	41,329	12,210
	Johnson Controls
	International plc	334,467	11,188
	Canadian Pacific Railway
	Ltd.	60,476	11,068
	Assa Abloy AB Class B	384,576	8,158
	Eaton Corp. plc	99,660	7,449
	Vinci SA	75,954	7,291
	ABB Ltd. ADR	304,284	6,624
	Safran SA	49,808	6,032
	Canadian National Railway
	Co. (New York Shares)	60,849	4,974
	Canadian National Railway
	Co. (Toronto Shares)	17,100	1,399
			183,027

Information Technology (11.0%)
Microsoft Corp.	772,290	76,156
* Alphabet Inc. Class A	46,635	52,660
Intel Corp.	804,087	39,971
Cisco Systems Inc.	593,350	25,532
Apple Inc.	133,975	24,800
* eBay Inc.	472,177	17,121
HP Inc.	726,361	16,481
Texas Instruments Inc.	143,857	15,860
Accenture plc Class A	92,825	15,185
QUALCOMM Inc.	233,346	13,095
International Business
Machines Corp.	77,886	10,881
Samsung Electronics Co.
Ltd. GDR	5,313	5,511
		313,253
Materials (2.4%)
International Paper Co.	349,397	18,196
BHP Billiton plc	787,381	17,671
Linde AG- Tender Line	60,198	14,302
Praxair Inc.	38,557	6,098
PPG Industries Inc.	54,896	5,694
LyondellBasell Industries
NV Class A	43,767	4,808
Linde AG	6,852	1,427
		68,196
Real Estate (1.4%)
American Tower Corp.	147,044	21,199
Simon Property Group Inc.	112,541	19,154
		40,353
Telecommunication Services (2.3%)
Verizon Communications
Inc.	1,175,425	59,135
AT&T Inc.	196,689	6,316
		65,451
Utilities (2.9%)
NextEra Energy Inc.	194,840	32,544
Dominion Energy Inc.	343,970	23,452
Exelon Corp.	431,542	18,384
Iberdrola SA	1,032,990	7,966
		82,346
Total Common Stocks
(Cost $1,410,141)		1,842,792

Balanced Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (6.1%)
U.S. Government Securities (5.3%)
United States Treasury Note/Bond	1.875%	12/31/19	1,900	1,883
United States Treasury Note/Bond	1.375%	2/15/20	1,300	1,277
United States Treasury Note/Bond	1.375%	2/29/20	2,130	2,091
United States Treasury Note/Bond	2.250%	2/29/20	37,000	36,844
United States Treasury Note/Bond	2.250%	3/31/20	6,000	5,973
United States Treasury Note/Bond	1.625%	6/30/20	2,840	2,790
United States Treasury Note/Bond	1.500%	8/15/20	4,250	4,158
United States Treasury Note/Bond	1.250%	3/31/21	3,000	2,892
United States Treasury Note/Bond	1.375%	5/31/21	3,500	3,377
United States Treasury Note/Bond	2.125%	12/31/22	7,700	7,505
United States Treasury Note/Bond	2.500%	3/31/23	20,115	19,911
United States Treasury Note/Bond	2.000%	2/15/25	950	903
United States Treasury Note/Bond	2.000%	8/15/25	1,645	1,558
United States Treasury Note/Bond	2.250%	11/15/27	12,365	11,747
United States Treasury Note/Bond	2.750%	2/15/28	11,360	11,255
United States Treasury Note/Bond	2.875%	5/15/43	6,738	6,609
United States Treasury Note/Bond	3.375%	5/15/44	4,410	4,719
United States Treasury Note/Bond	3.125%	8/15/44	1,740	1,783
United States Treasury Note/Bond	2.500%	2/15/45	2,610	2,376
United States Treasury Note/Bond	2.875%	8/15/45	1,910	1,869
United States Treasury Note/Bond	2.500%	5/15/46	595	540
United States Treasury Note/Bond	2.250%	8/15/46	3,068	2,638
United States Treasury Note/Bond	2.875%	11/15/46	930	910
United States Treasury Note/Bond	3.000%	2/15/47	4,890	4,901
United States Treasury Note/Bond	3.000%	5/15/47	340	341
United States Treasury Note/Bond	2.750%	8/15/47	4,130	3,936
United States Treasury Note/Bond	3.000%	2/15/48	180	180
United States Treasury Note/Bond	3.125%	5/15/48	10	10
United States Treasury Strip Principal	0.000%	5/15/47	4,910	2,077
United States Treasury Strip Principal	0.000%	8/15/47	6,835	2,867
				149,920
Conventional Mortgage-Backed Securities (0.7%)
[1,2,3] Fannie Mae Pool	3.500%	12/1/47–
		7/1/48	18,600	18,516
[1,2] Freddie Mac Gold Pool	4.000%	9/1/41	6	6
[1] Ginnie Mae I Pool	7.000%	11/15/31–
		11/15/33	88	99
[1] Ginnie Mae I Pool	8.000%	9/15/30	50	52
				18,673
Nonconventional Mortgage-Backed Securities (0.1%)
[1,2] Fannie Mae REMICS	3.500%	4/25/31	245	247
[1,2] Fannie Mae REMICS	4.000%	9/25/29–
		5/25/31	470	482
[1,2] Freddie Mac REMICS	3.500%	3/15/31	145	147
[1,2] Freddie Mac REMICS	4.000%	12/15/30–
		4/15/31	2,654	2,740
				3,616
Total U.S. Government and Agency Obligations
(Cost $173,504) 172,209
Asset-Backed/Commercial Mortgage-Backed Securities (1.5%)
[1] Ally Auto Receivables Trust 2018-1	1.750%	2/15/19	358	358
[1,4] American Express Credit Account
Master Trust	2.950%	3/15/23	1,400	1,392
[4] American Tower Trust I	3.070%	3/15/23	1,100	1,080
[1] Americredit Automobile Receivables
Trust 2018-1	2.450%	5/20/19	1,051	1,051
[1,4,5] Apidos CLO XVII	3.663%	4/17/26	1,295	1,296
[1,4,5] Ares XXIX CLO Ltd.	3.543%	4/17/26	1,195	1,195
[1,4,5] Atlas Senior Loan Fund X Ltd.	3.438%	1/15/31	250	249
[1,4,5] Avery Point IV CLO Ltd.	3.460%	4/25/26	1,190	1,190
[4] Bank of Montreal	2.500%	1/11/22	1,700	1,661
[1,4,5] BlueMountain CLO 2014-1 Ltd.	3.619%	4/30/26	669	669
[1] BMW Vehicle Owner Trust	1.650%	1/25/19	57	57
[1,4] Capital Auto Receivables Asset
Trust 2018-1	2.100%	3/20/19	349	349

[1,4,6] CARDS II Trust	2.443%	4/18/22	495	495
[1,4,6] CARDS II Trust 2016-1A	2.773%	7/15/21	365	365
[1] CarMax Auto Owner Trust	1.700%	2/15/19	326	326
[1] CarMax Auto Owner Trust	2.300%	5/15/19	425	425
[1,4,5] Cent CLO 20 Ltd.	3.460%	1/25/26	1,248	1,248
[1,4,5] Cent CLO 21 Ltd.	3.576%	7/27/26	415	415
[1,4,5] Cent CLO 22 Ltd.	3.773%	11/7/26	930	929
[1,4] Chesapeake Funding II LLC 2018-1	3.040%	4/15/30	1,240	1,235
[1,4] Chesapeake Funding II LLC 2018-2A	1.990%	5/15/29	236	234
[1] CNH Equipment Trust 2018-A	2.450%	6/14/19	1,096	1,096
[1] COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	480	477
[1,4] Daimler Trucks Retail Trust 2018-1	2.200%	4/15/19	294	294
[4] DNB Boligkreditt AS	2.500%	3/28/22	1,315	1,282
[1,4] Enterprise Fleet Financing LLC	2.150%	3/20/19	543	543
[1,4] Enterprise Fleet Financing LLC
Series 2017-1	2.130%	7/20/22	157	156
[1,4] Enterprise Fleet Financing LLC
Series 2018-1	2.870%	10/20/23	840	837
[1] Ford Credit Auto Lease Trust 2018-A	2.300%	5/15/19	572	572
[1] Ford Credit Auto Owner Trust	2.356%	5/15/19	487	487
[1,4] GM Financial Consumer Automobile
2017-1	1.510%	3/16/20	261	260
[1] GM Financial Consumer Automobile
Receivables Trust	2.300%	4/16/19	214	214
[1] Honda Auto Receivables 2018-1
Owner Trust	1.900%	3/15/19	368	368
[1,4] Hyundai Auto Lease Securitization
Trust 2018-A	1.950%	3/15/19	150	150
[1,4] Hyundai Auto Lease Securitization
Trust 2018-A	2.550%	8/17/20	575	574
[1] John Deere Owner Trust 2018	1.950%	3/15/19	522	522
[1,7] LB-UBS Commercial Mortgage
Trust 2008-C1	6.319%	4/15/41	1	1
[1,4,5] Limerock CLO II Ltd.	3.655%	4/18/26	1,119	1,119
[1,4,5] Madison Park Funding XII Ltd.	3.619%	7/20/26	920	920
[1,4,5] Madison Park Funding XIII Ltd.	3.305%	4/19/30	930	929
[1,4,6] Master Credit Card Trust II Series
2018-1A	2.578%	7/22/24	1,000	1,003
[1,4,6] Mercedes-Benz Master Owner
Trust 2016-B	2.773%	5/17/21	370	372
[1,4] MMAF Equipment Finance LLC
2017-A	1.730%	5/18/20	137	136
[1,4] MMAF Equipment Finance LLC
2018-A	2.400%	6/10/19	764	763
[1] Nissan Auto Receivables 2018-A
Owner Trust	1.900%	3/15/19	127	127
[1,4] OneMain Direct Auto Receivables
Trust 2017-2	2.310%	12/14/21	755	749
[1,4] OneMain Financial Issuance Trust
2016-2	4.100%	3/20/28	523	526
[1,4] OneMain Financial Issuance Trust
2017-1	2.370%	9/14/32	273	268
[1] Santander Drive Auto Receivables
Trust 2014-2	2.330%	11/15/19	1	1
[1] Santander Drive Auto Receivables
Trust 2018-1	1.830%	2/15/19	47	47
[1] Santander Drive Auto Receivables
Trust 2018-2	2.350%	4/15/19	581	581
[1,4] Santander Retail Auto Lease Trust
2018-A	2.200%	3/20/19	179	179
[1,4] Securitized Term Auto Receivables
Trust 2018-1	2.400%	4/25/19	684	683
[1,4,5] Seneca Park CLO Ltd. 2014-1	3.473%	7/17/26	680	680
[1,4,7] SFAVE Commercial Mortgage
Securities Trust 2015-5AVE	4.144%	1/5/43	700	671
[1,4,5] Shackleton 2014-VI CLO	3.513%	7/17/26	660	660
[1,4] Sofi Consumer Loan Program
2018-2 Trust	2.930%	4/26/27	684	684
[1,4] Springleaf Funding Trust	3.160%	11/15/24	865	864

Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[1,4] Springleaf Funding Trust 2015-B		3.480%	5/15/28	590	590
[1,4,5] Symphony CLO XIV Ltd.		3.628%	7/14/26	1,125	1,123
[1,4,5] Thacher Park CLO Ltd.		3.519%	10/20/26	505	505
[4]	Toronto-Dominion Bank	2.500%	1/18/22	2,100	2,051
[1]	Utility Debt Securitization Authority
	Series 2013T	3.435%	12/15/25	210	212
[1,4] Vantage Data Centers Issuer, LLC
	2018-1A	4.072%	2/16/43	488	490
[1,4,5] Voya CLO 2014-1 Ltd.		3.345%	4/18/31	515	514
[1,4] Westlake Automobile Receivables
	Trust 2018-1	1.750%	2/15/19	25	25
[1,4] Westlake Automobile Receivables
	Trust 2018-2	2.500%	5/15/19	466	466
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $42,196)					41,990
Corporate Bonds (21.4%)
Finance (8.5%)
	Banking (7.1%)
[4]	ABN AMRO Bank NV	2.450%	6/4/20	623	613
	American Express Credit Corp.	2.125%	7/27/18	1,235	1,235
	American Express Credit Corp.	2.250%	8/15/19	800	795
	American Express Credit Corp.	2.700%	3/3/22	1,505	1,471
	Banco Santander SA	3.125%	2/23/23	800	757
	Banco Santander SA	3.848%	4/12/23	600	586
	Bank of America Corp.	3.300%	1/11/23	120	118
[1]	Bank of America Corp.	2.816%	7/21/23	1,645	1,589
	Bank of America Corp.	3.004%	12/20/23	3,408	3,301
	Bank of America Corp.	4.000%	1/22/25	875	863
[1]	Bank of America Corp.	3.593%	7/21/28	1,025	973
	Bank of America Corp.	3.419%	12/20/28	512	482
	Bank of America Corp.	5.875%	2/7/42	260	304
	Bank of America Corp.	5.000%	1/21/44	1,000	1,049
	Bank of Montreal	3.100%	4/13/21	1,290	1,285
	Bank of New York Mellon Corp.	2.150%	2/24/20	1,580	1,559
	Bank of New York Mellon Corp.	2.200%	8/16/23	460	431
[5]	Bank of New York Mellon Corp.	3.409%	10/30/23	1,145	1,162
	Bank of New York Mellon Corp.	3.000%	2/24/25	720	692
	Bank of Nova Scotia	2.050%	10/30/18	1,600	1,598
	Bank of Nova Scotia	2.800%	7/21/21	750	739
[4]	Banque Federative du Credit
	Mutuel SA	2.750%	10/15/20	1,200	1,185
	Barclays Bank plc	5.140%	10/14/20	160	165
	Barclays plc	3.684%	1/10/23	700	680
[5]	Barclays plc	3.710%	5/16/24	1,005	995
	BB&T Corp.	3.200%	9/3/21	665	663
	BB&T Corp.	2.750%	4/1/22	1,700	1,661
	BB&T Corp.	3.700%	6/5/25	1,385	1,379
	BNP Paribas SA	2.400%	12/12/18	1,300	1,299
[4]	BNP Paribas SA	2.950%	5/23/22	620	599
	BNP Paribas SA	3.250%	3/3/23	305	301
	Coupon	Maturity
[4]	BNP Paribas SA	3.800%	1/10/24	1,170	1,142
[4]	BNP Paribas SA	3.375%	1/9/25	1,775	1,677
[4]	BNP Paribas SA	3.500%	11/16/27	2,250	2,108
	BPCE SA	2.500%	12/10/18	220	220
	BPCE SA	2.500%	7/15/19	1,400	1,393
[4]	BPCE SA	3.000%	5/22/22	255	246
[4]	BPCE SA	5.700%	10/22/23	270	282
	BPCE SA	4.000%	4/15/24	775	775
[4]	BPCE SA	5.150%	7/21/24	1,260	1,278
[4]	BPCE SA	3.500%	10/23/27	1,780	1,622
	Branch Banking & Trust Co.	2.625%	1/15/22	1,250	1,220
[5]	Canadian Imperial Bank of Commerce	3.055%	6/16/22	1,565	1,575
	Capital One Bank USA NA	2.150%	11/21/18	1,215	1,213
	Capital One Financial Corp.	2.500%	5/12/20	500	492
	Capital One Financial Corp.	4.750%	7/15/21	400	413
	Capital One Financial Corp.	3.750%	4/24/24	1,305	1,277
	Capital One Financial Corp.	3.200%	2/5/25	1,050	985
	Capital One Financial Corp.	4.200%	10/29/25	310	300

	Citibank NA	3.050%	5/1/20	1,850	1,846
	Citigroup Inc.	2.500%	9/26/18	500	500
	Citigroup Inc.	2.550%	4/8/19	1,800	1,796
	Citigroup Inc.	2.500%	7/29/19	965	961
	Citigroup Inc.	2.400%	2/18/20	800	790
	Citigroup Inc.	4.500%	1/14/22	1,975	2,028
[1]	Citigroup Inc.	3.520%	10/27/28	1,975	1,854
	Citigroup Inc.	6.625%	6/15/32	2,000	2,342
[1]	Citigroup Inc.	3.878%	1/24/39	1,025	934
	Citigroup Inc.	8.125%	7/15/39	101	142
	Citigroup Inc.	4.750%	5/18/46	420	396
	Commonwealth Bank of Australia	2.300%	3/12/20	655	647
	Compass Bank	2.750%	9/29/19	375	373
	Cooperatieve Rabobank UA	2.250%	1/14/19	1,350	1,347
[4]	Credit Agricole SA	2.500%	4/15/19	1,460	1,456
[4]	Credit Agricole SA	3.750%	4/24/23	1,160	1,136
[4]	Credit Agricole SA	3.250%	10/4/24	840	789
	Credit Suisse AG	2.300%	5/28/19	2,845	2,830
	Credit Suisse AG	3.000%	10/29/21	735	724
	Credit Suisse AG	3.625%	9/9/24	250	246
[4]	Credit Suisse Group AG	3.574%	1/9/23	550	539
[4,5] Credit Suisse Group AG		3.566%	6/12/24	690	689
[1,4] Credit Suisse Group AG		4.207%	6/12/24	340	340
[1,4] Credit Suisse Group AG		3.869%	1/12/29	305	286
	Credit Suisse Group Funding
	Guernsey Ltd.	3.800%	9/15/22	1,335	1,328
	Credit Suisse Group Funding
	Guernsey Ltd.	3.750%	3/26/25	1,595	1,528
[4]	Danske Bank A/S	2.000%	9/8/21	1,120	1,069
[4]	Danske Bank A/S	3.875%	9/12/23	1,020	1,011
	Deutsche Bank AG	2.500%	2/13/19	270	269
	Deutsche Bank AG	2.700%	7/13/20	660	644
	Deutsche Bank AG	3.150%	1/22/21	1,425	1,379
	Deutsche Bank AG	4.250%	10/14/21	1,215	1,196
	Fifth Third Bank	2.875%	10/1/21	425	419
	Fifth Third Bank	3.850%	3/15/26	830	816
	Goldman Sachs Group Inc.	5.375%	3/15/20	405	419
	Goldman Sachs Group Inc.	2.600%	4/23/20	170	168
	Goldman Sachs Group Inc.	5.250%	7/27/21	865	908
	Goldman Sachs Group Inc.	5.750%	1/24/22	360	385
[1]	Goldman Sachs Group Inc.	2.876%	10/31/22	1,795	1,752
	Goldman Sachs Group Inc.	3.625%	1/22/23	1,980	1,967
[1]	Goldman Sachs Group Inc.	3.272%	9/29/25	1,205	1,144
	Goldman Sachs Group Inc.	3.500%	11/16/26	2,000	1,874
	Goldman Sachs Group Inc.	3.850%	1/26/27	740	710
[1]	Goldman Sachs Group Inc.	3.691%	6/5/28	810	768
[1]	Goldman Sachs Group Inc.	3.814%	4/23/29	1,265	1,199
[1]	Goldman Sachs Group Inc.	4.223%	5/1/29	2,630	2,590
	Goldman Sachs Group Inc.	6.750%	10/1/37	835	990
	Goldman Sachs Group Inc.	4.750%	10/21/45	680	670
[4]	HSBC Bank plc	4.750%	1/19/21	1,700	1,755
	HSBC Holdings plc	3.400%	3/8/21	1,535	1,534
	HSBC Holdings plc	4.000%	3/30/22	2,395	2,427
	HSBC Holdings plc	3.600%	5/25/23	1,600	1,585
[5]	HSBC Holdings plc	3.326%	5/18/24	730	728
[1]	HSBC Holdings plc	4.041%	3/13/28	890	862
[1]	HSBC Holdings plc	4.583%	6/19/29	1,675	1,692
	HSBC Holdings plc	6.500%	5/2/36	1,000	1,156
	HSBC Holdings plc	6.100%	1/14/42	375	452
	HSBC Holdings plc	5.250%	3/14/44	440	444
	HSBC USA Inc.	2.350%	3/5/20	2,775	2,740
	HSBC USA Inc.	3.500%	6/23/24	620	610
	Huntington Bancshares Inc.	3.150%	3/14/21	800	795
	Huntington National Bank	2.200%	4/1/19	560	558
	Huntington National Bank	2.400%	4/1/20	1,160	1,143
	ING Groep NV	3.150%	3/29/22	365	358
	ING Groep NV	3.950%	3/29/27	820	802
	JPMorgan Chase & Co.	6.300%	4/23/19	465	478
	JPMorgan Chase & Co.	4.950%	3/25/20	650	668

Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	4.350%	8/15/21	4,862	5,000
	JPMorgan Chase & Co.	4.500%	1/24/22	495	512
	JPMorgan Chase & Co.	3.250%	9/23/22	970	959
	JPMorgan Chase & Co.	3.375%	5/1/23	875	855
	JPMorgan Chase & Co.	3.875%	2/1/24	800	805
	JPMorgan Chase & Co.	3.900%	7/15/25	2,270	2,264
	JPMorgan Chase & Co.	4.125%	12/15/26	765	754
	JPMorgan Chase & Co.	4.250%	10/1/27	2,295	2,266
	JPMorgan Chase & Co.	5.400%	1/6/42	750	828
[1]	JPMorgan Chase & Co.	3.964%	11/15/48	5,550	4,957
[4]	Macquarie Bank Ltd.	2.400%	1/21/20	330	326
[1,4] Macquarie Group Ltd.		4.150%	3/27/24	1,375	1,368
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	495	487
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	685	657
	Morgan Stanley	2.500%	1/24/19	2,500	2,496
	Morgan Stanley	5.625%	9/23/19	645	665
	Morgan Stanley	5.750%	1/25/21	1,740	1,840
	Morgan Stanley	2.500%	4/21/21	1,175	1,147
	Morgan Stanley	2.625%	11/17/21	800	778
	Morgan Stanley	2.750%	5/19/22	1,710	1,656
	Morgan Stanley	3.700%	10/23/24	750	741
	Morgan Stanley	3.125%	7/27/26	1,345	1,245
	Morgan Stanley	6.250%	8/9/26	3,000	3,388
	Morgan Stanley	3.625%	1/20/27	1,250	1,203
[1]	Morgan Stanley	3.772%	1/24/29	1,560	1,499
	Morgan Stanley	4.300%	1/27/45	850	801
	National City Corp.	6.875%	5/15/19	1,000	1,034
[4]	NBK SPC Ltd.	2.750%	5/30/22	1,530	1,457
	Northern Trust Corp.	3.450%	11/4/20	255	258
	PNC Bank NA	3.300%	10/30/24	460	451
	PNC Bank NA	2.950%	2/23/25	1,105	1,059
	PNC Bank NA	4.200%	11/1/25	255	259
	PNC Bank NA	3.100%	10/25/27	1,165	1,103
	PNC Bank NA	3.250%	1/22/28	1,675	1,596
	PNC Financial Services Group Inc.	3.900%	4/29/24	580	581
	Royal Bank of Canada	2.750%	2/1/22	1,195	1,172
	Santander Holdings USA Inc.	2.700%	5/24/19	433	431
	Santander Holdings USA Inc.	2.650%	4/17/20	580	576
	Santander Holdings USA Inc.	3.700%	3/28/22	915	899
	Santander Holdings USA Inc.	3.400%	1/18/23	605	582
[4]	Skandinaviska Enskilda Banken AB	2.450%	5/27/20	1,600	1,576
[4]	Societe Generale SA	3.250%	1/12/22	1,515	1,478
[1]	State Street Corp.	2.653%	5/15/23	840	816
	SunTrust Bank	3.300%	5/15/26	340	321
	Svenska Handelsbanken AB	1.875%	9/7/21	1,050	992
	Synchrony Bank	3.650%	5/24/21	1,290	1,288
	Synchrony Financial	3.000%	8/15/19	1,055	1,053
	Synchrony Financial	2.700%	2/3/20	1,605	1,587
	Toronto-Dominion Bank	2.500%	12/14/20	985	969
[4]	UBS AG	2.200%	6/8/20	750	736
[4]	UBS AG	4.500%	6/26/48	880	890
[4]	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	1,160	1,148
[4]	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	1,250	1,203
	US Bancorp	2.625%	1/24/22	1,305	1,277
	US Bancorp	3.700%	1/30/24	1,560	1,574
	Wachovia Corp.	7.500%	4/15/35	1,000	1,261
	Wells Fargo & Co.	2.150%	1/15/19	2,915	2,906
	Wells Fargo & Co.	3.000%	1/22/21	505	501
	Wells Fargo & Co.	3.500%	3/8/22	640	638
	Wells Fargo & Co.	3.069%	1/24/23	195	189
	Wells Fargo & Co.	3.450%	2/13/23	735	719
	Wells Fargo & Co.	4.480%	1/16/24	1,199	1,224
	Wells Fargo & Co.	3.000%	2/19/25	890	839
	Wells Fargo & Co.	3.550%	9/29/25	860	833
	Wells Fargo & Co.	3.000%	4/22/26	1,045	960
	Wells Fargo & Co.	4.100%	6/3/26	340	333
	Wells Fargo & Co.	3.000%	10/23/26	170	157
	Wells Fargo & Co.	5.606%	1/15/44	2,276	2,420
	Wells Fargo & Co.	4.900%	11/17/45	515	510

	Wells Fargo & Co.	4.750%	12/7/46	620	593
	Westpac Banking Corp.	2.300%	5/26/20	630	621

	Brokerage (0.0%)
	Ameriprise Financial Inc.	5.300%	3/15/20	305	315
	Charles Schwab Corp.	3.200%	3/2/27	545	519

	Finance Companies (0.2%)
	GE Capital International Funding Co.
	Unlimited Co.	4.418%	11/15/35	4,955	4,801

	Insurance (1.1%)
	Aetna Inc.	2.800%	6/15/23	680	645
	Anthem Inc.	2.300%	7/15/18	375	375
	Anthem Inc.	3.125%	5/15/22	1,610	1,584
	Anthem Inc.	3.300%	1/15/23	1,100	1,073
	Anthem Inc.	4.101%	3/1/28	1,140	1,119
	Anthem Inc.	4.650%	8/15/44	426	417
	Anthem Inc.	4.375%	12/1/47	270	250
	Berkshire Hathaway Inc.	2.750%	3/15/23	1,050	1,025
	Berkshire Hathaway Inc.	3.125%	3/15/26	715	687
	Chubb INA Holdings Inc.	2.300%	11/3/20	170	167
	Chubb INA Holdings Inc.	3.350%	5/15/24	555	546
	Chubb INA Holdings Inc.	4.350%	11/3/45	800	816
	Cigna Corp.	3.250%	4/15/25	880	824
	CNA Financial Corp.	3.950%	5/15/24	135	134
[4]	Five Corners Funding Trust	4.419%	11/15/23	210	216
[4]	Liberty Mutual Group Inc.	4.250%	6/15/23	360	364
	Loews Corp.	2.625%	5/15/23	440	421
[1,4] Massachusetts Mutual Life
	Insurance Co.	7.625%	11/15/23	2,000	2,329
	MetLife Inc.	3.600%	4/10/24	580	574
	MetLife Inc.	4.125%	8/13/42	145	136
	MetLife Inc.	4.875%	11/13/43	530	553
[4]	Metropolitan Life Global Funding I	2.650%	4/8/22	340	327
[4]	Metropolitan Life Global Funding I	3.450%	12/18/26	640	618
[4]	Metropolitan Life Global Funding I	3.000%	9/19/27	1,165	1,089
[4]	New York Life Global Funding	2.900%	1/17/24	810	783
[4]	New York Life Insurance Co.	5.875%	5/15/33	2,100	2,522
[4]	Northwestern Mutual Life
	Insurance Co.	3.850%	9/30/47	656	603
[4]	Teachers Insurance & Annuity
	Assn. of America	4.900%	9/15/44	875	919
[4]	Teachers Insurance & Annuity
	Association of America	4.270%	5/15/47	1,145	1,092
	UnitedHealth Group Inc.	3.875%	10/15/20	601	611
	UnitedHealth Group Inc.	2.875%	3/15/22	27	27
	UnitedHealth Group Inc.	2.875%	3/15/23	1,175	1,145
	UnitedHealth Group Inc.	3.100%	3/15/26	430	410
	UnitedHealth Group Inc.	3.850%	6/15/28	1,190	1,191
	UnitedHealth Group Inc.	4.625%	7/15/35	600	631
	UnitedHealth Group Inc.	4.250%	3/15/43	1,600	1,585
	UnitedHealth Group Inc.	4.750%	7/15/45	760	812
	UnitedHealth Group Inc.	4.200%	1/15/47	215	211
	UnitedHealth Group Inc.	4.250%	6/15/48	1,330	1,330

	Other Finance (0.0%)
[4]	LeasePlan Corp. NV	2.875%	1/22/19	970	969

	Real Estate Investment Trusts (0.1%)
	AvalonBay Communities Inc.	3.625%	10/1/20	520	525
	Boston Properties LP	3.125%	9/1/23	355	346
	Boston Properties LP	3.800%	2/1/24	45	45
	Realty Income Corp.	4.650%	8/1/23	640	662
	Simon Property Group LP	3.750%	2/1/24	90	90
	Simon Property Group LP	3.375%	10/1/24	275	268
[4]	WEA Finance LLC / Westfield UK
	& Europe Finance plc	2.700%	9/17/19	1,330	1,321
					242,317

Balanced Portfolio

Face					Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Industrial (10.4%)
	Basic Industry (0.1%)
	International Paper Co.	4.350%	8/15/48	1,255	1,131

	Capital Goods (0.7%)
[4]	BAE Systems Holdings Inc.	2.850%	12/15/20	160	158
[4]	BAE Systems Holdings Inc.	3.850%	12/15/25	1,085	1,066
	Boeing Co.	5.875%	2/15/40	175	220
	Caterpillar Financial Services Corp.	2.625%	3/1/23	1,360	1,315
	Caterpillar Inc.	3.900%	5/27/21	1,170	1,196
	Caterpillar Inc.	2.600%	6/26/22	705	688
	Caterpillar Inc.	3.400%	5/15/24	810	807
	General Dynamics Corp.	2.875%	5/11/20	1,505	1,504
	General Dynamics Corp.	3.875%	7/15/21	355	363
	General Electric Co.	2.700%	10/9/22	210	202
	General Electric Co.	3.100%	1/9/23	360	352
	Honeywell International Inc.	4.250%	3/1/21	1,002	1,032
	Illinois Tool Works Inc.	3.500%	3/1/24	1,295	1,307
	John Deere Capital Corp.	2.250%	4/17/19	1,465	1,461
	John Deere Capital Corp.	1.700%	1/15/20	520	511
	John Deere Capital Corp.	3.450%	3/13/25	1,200	1,194
	Lockheed Martin Corp.	2.900%	3/1/25	610	581
	Lockheed Martin Corp.	4.500%	5/15/36	211	218
	Lockheed Martin Corp.	4.700%	5/15/46	376	395
	Lockheed Martin Corp.	4.090%	9/15/52	144	135
	Parker-Hannifin Corp.	4.450%	11/21/44	450	469
[4]	Siemens Financieringsmaatschappij NV	2.900%	5/27/22	1,050	1,032
[4]	Siemens Financieringsmaatschappij NV	3.125%	3/16/24	1,680	1,641
[4]	Siemens Financieringsmaatschappij NV	4.400%	5/27/45	800	834
	United Technologies Corp.	3.100%	6/1/22	535	526
	United Technologies Corp.	6.050%	6/1/36	675	778
	United Technologies Corp.	4.500%	6/1/42	787	771
	United Technologies Corp.	3.750%	11/1/46	163	142

	Communication (1.4%)
	21st Century Fox America Inc.	3.000%	9/15/22	245	240
	America Movil SAB de CV	3.125%	7/16/22	1,880	1,846
	America Movil SAB de CV	6.125%	3/30/40	390	458
	American Tower Corp.	3.450%	9/15/21	1,125	1,121
	American Tower Corp.	5.000%	2/15/24	220	229
	American Tower Corp.	4.400%	2/15/26	450	449
	AT&T Inc.	5.200%	3/15/20	255	263
	AT&T Inc.	2.450%	6/30/20	225	221
	AT&T Inc.	4.600%	2/15/21	100	103
	AT&T Inc.	4.500%	3/9/48	602	518
	CBS Corp.	4.300%	2/15/21	675	688
	Comcast Corp.	3.600%	3/1/24	2,900	2,853
	Comcast Corp.	3.375%	2/15/25	70	67
	Comcast Corp.	2.350%	1/15/27	540	470
	Comcast Corp.	4.250%	1/15/33	1,032	1,007
	Comcast Corp.	4.200%	8/15/34	730	695
	Comcast Corp.	5.650%	6/15/35	110	122
	Comcast Corp.	4.400%	8/15/35	877	852
	Comcast Corp.	6.500%	11/15/35	115	136
	Comcast Corp.	6.400%	5/15/38	27	32
	Comcast Corp.	4.650%	7/15/42	1,290	1,249
	Comcast Corp.	4.500%	1/15/43	500	471
	Comcast Corp.	4.750%	3/1/44	876	860
	Comcast Corp.	4.600%	8/15/45	1,198	1,150
	Comcast Corp.	3.969%	11/1/47	252	221
	Comcast Corp.	4.000%	3/1/48	345	303
	Comcast Corp.	3.999%	11/1/49	602	526
	Comcast Corp.	4.049%	11/1/52	187	162
[4]	Cox Communications Inc.	4.800%	2/1/35	1,540	1,405
[4]	Cox Communications Inc.	6.450%	12/1/36	45	51
[4]	Cox Communications Inc.	4.600%	8/15/47	125	113
	Crown Castle International Corp.	3.650%	9/1/27	285	265
	Crown Castle International Corp.	3.800%	2/15/28	235	220
	Discovery Communications LLC	5.625%	8/15/19	49	50
[4]	GTP Acquisition Partners I LLC	2.350%	6/15/20	580	570

[4]	NBCUniversal Enterprise Inc.	1.974%	4/15/19	2,530	2,511
	NBCUniversal Media LLC	4.375%	4/1/21	600	614
	NBCUniversal Media LLC	2.875%	1/15/23	240	229
	NBCUniversal Media LLC	4.450%	1/15/43	309	292
	Orange SA	4.125%	9/14/21	1,740	1,779
	Orange SA	9.000%	3/1/31	530	727
[4]	SK Telecom Co. Ltd.	3.750%	4/16/23	385	383
[4]	Sky plc	2.625%	9/16/19	975	968
[4]	Sky plc	3.750%	9/16/24	1,435	1,427
[1,4] Sprint Spectrum Co LLC /
	Sprint Spectrum Co II LLC /
	Sprint Spectrum Co III LLC	4.738%	3/20/25	1,300	1,290
	Time Warner Cable LLC	8.750%	2/14/19	25	26
	Time Warner Cable LLC	8.250%	4/1/19	364	377
	Time Warner Entertainment Co. LP	8.375%	3/15/23	95	111
	Time Warner Inc.	4.875%	3/15/20	700	718
	Time Warner Inc.	4.750%	3/29/21	350	361
	Time Warner Inc.	3.600%	7/15/25	625	594
	Verizon Communications Inc.	3.500%	11/1/21	1,040	1,044
	Verizon Communications Inc.	4.812%	3/15/39	2,406	2,330
	Verizon Communications Inc.	4.750%	11/1/41	290	275
	Verizon Communications Inc.	4.862%	8/21/46	1,151	1,081
	Verizon Communications Inc.	5.012%	4/15/49	1,133	1,105
	Vodafone Group plc	3.750%	1/16/24	1,215	1,204
	Vodafone Group plc	5.000%	5/30/38	50	49
	Vodafone Group plc	5.250%	5/30/48	785	780
	Walt Disney Co.	4.125%	6/1/44	560	541

	Consumer Cyclical (1.2%)
	Alibaba Group Holding Ltd.	3.600%	11/28/24	1,065	1,048
	Alibaba Group Holding Ltd.	3.400%	12/6/27	1,750	1,629
	Amazon.com Inc.	2.500%	11/29/22	885	860
	Amazon.com Inc.	2.800%	8/22/24	715	682
	Amazon.com Inc.	4.800%	12/5/34	995	1,086
	Amazon.com Inc.	4.950%	12/5/44	580	643
	Amazon.com Inc.	4.250%	8/22/57	1,385	1,364
	American Honda Finance Corp.	2.125%	10/10/18	1,110	1,109
	AutoZone Inc.	3.700%	4/15/22	1,371	1,379
	AutoZone Inc.	3.125%	7/15/23	600	583
[4]	BMW US Capital LLC	2.000%	4/11/21	585	565
[4]	BMW US Capital LLC	2.250%	9/15/23	2,500	2,330
[4]	BMW US Capital LLC	2.800%	4/11/26	151	139
[4]	Daimler Finance North America LLC	2.375%	8/1/18	900	900
[4]	Daimler Finance North America LLC	2.250%	7/31/19	1,575	1,563
[4]	Daimler Finance North America LLC	2.200%	5/5/20	470	460
[4]	Daimler Finance North America LLC	2.450%	5/18/20	155	153
[4]	Daimler Finance North America LLC	2.300%	2/12/21	945	917
[4]	Daimler Finance North America LLC	3.250%	8/1/24	160	155
	Ford Motor Co.	4.346%	12/8/26	1,225	1,199
	Ford Motor Credit Co. LLC	2.375%	3/12/19	900	897
	Ford Motor Credit Co. LLC	3.157%	8/4/20	710	705
	General Motors Financial Co. Inc.	3.550%	4/9/21	455	453
	General Motors Financial Co. Inc.	3.950%	4/13/24	1,570	1,532
	Home Depot Inc.	2.250%	9/10/18	975	975
	Home Depot Inc.	2.700%	4/1/23	720	702
	Home Depot Inc.	4.400%	3/15/45	780	800
[4]	Hyundai Capital America	2.550%	4/3/20	790	777
[4,5] Hyundai Capital America		3.261%	7/8/21	1,400	1,401
	Lowe’s Cos. Inc.	3.100%	5/3/27	1,300	1,231
	Lowe’s Cos. Inc.	6.500%	3/15/29	334	406
	McDonald’s Corp.	2.625%	1/15/22	195	191
	McDonald’s Corp.	3.250%	6/10/24	140	138
	McDonald’s Corp.	4.875%	12/9/45	260	273
[4]	Nissan Motor Acceptance Corp.	2.650%	9/26/18	585	585
[4]	Volkswagen Group of America
	Finance LLC	2.450%	11/20/19	440	436
	Walmart Inc.	2.550%	4/11/23	1,250	1,207
	Walmart Inc.	3.550%	6/26/25	1,605	1,614
	Walmart Inc.	3.625%	12/15/47	380	355

Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Consumer Noncyclical (3.6%)
	Allergan Funding SCS	3.000%	3/12/20	1,121	1,116
	Allergan Funding SCS	3.450%	3/15/22	450	443
	Allergan Funding SCS	3.800%	3/15/25	1,125	1,094
	Allergan Funding SCS	4.550%	3/15/35	660	626
	Allergan Funding SCS	4.850%	6/15/44	450	434
	Allergan Funding SCS	4.750%	3/15/45	160	154
	Altria Group Inc.	4.750%	5/5/21	590	613
	Altria Group Inc.	2.850%	8/9/22	455	444
	Altria Group Inc.	4.500%	5/2/43	245	235
	Altria Group Inc.	3.875%	9/16/46	625	549
	AmerisourceBergen Corp.	3.500%	11/15/21	1,310	1,308
	Amgen Inc.	3.875%	11/15/21	310	315
	Amgen Inc.	5.150%	11/15/41	945	996
	Amgen Inc.	4.663%	6/15/51	325	321
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	2,000	1,983
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	1,805	1,767
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	3,990	4,032
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	2,640	2,717
	Anheuser-Busch InBev Worldwide Inc.	3.750%	1/15/22	400	406
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	3,780	3,640
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	635	614
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	520	455
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	395	389
	Ascension Health	3.945%	11/15/46	365	359
[1]	Ascension Health	4.847%	11/15/53	55	62
	AstraZeneca plc	1.950%	9/18/19	390	385
	AstraZeneca plc	2.375%	11/16/20	1,180	1,158
	AstraZeneca plc	6.450%	9/15/37	615	760
[4]	BAT Capital Corp.	3.557%	8/15/27	1,875	1,743
[4]	BAT International Finance plc	2.750%	6/15/20	550	543
[4]	BAT International Finance plc	3.250%	6/7/22	1,480	1,454
[4]	BAT International Finance plc	3.500%	6/15/22	235	233
[4]	Bayer US Finance II LLC	4.250%	12/15/25	975	980
[4]	Bayer US Finance LLC	2.375%	10/8/19	200	198
[4]	Bayer US Finance LLC	3.000%	10/8/21	1,980	1,945
	Biogen Inc.	2.900%	9/15/20	550	547
	Cardinal Health Inc.	2.400%	11/15/19	625	619
	Cardinal Health Inc.	3.200%	3/15/23	1,065	1,034
	Cardinal Health Inc.	3.079%	6/15/24	320	301
	Cardinal Health Inc.	3.500%	11/15/24	580	558
	Cardinal Health Inc.	4.500%	11/15/44	665	601
[4]	Cargill Inc.	4.307%	5/14/21	2,092	2,148
[4]	Cargill Inc.	6.875%	5/1/28	645	781
[4]	Cargill Inc.	4.760%	11/23/45	635	705
	Catholic Health Initiatives Colorado GO	2.600%	8/1/18	255	255
	Catholic Health Initiatives Colorado GO	2.950%	11/1/22	535	517
	Catholic Health Initiatives Colorado GO	4.200%	8/1/23	535	546
[1]	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	496	468
	Celgene Corp.	2.250%	5/15/19	160	159
	Celgene Corp.	3.550%	8/15/22	475	471
	Coca-Cola Co.	3.500%	9/15/20	500	501
	Coca-Cola Co.	3.300%	9/1/21	300	303
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	346	346
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	850	851
	Colgate-Palmolive Co.	7.600%	5/19/25	480	599
	Constellation Brands Inc.	2.700%	5/9/22	65	63
	CVS Health Corp.	2.750%	12/1/22	965	925
	CVS Health Corp.	4.875%	7/20/35	315	313
	CVS Health Corp.	5.125%	7/20/45	1,380	1,404
	CVS Health Corp.	5.050%	3/25/48	615	623
	Diageo Capital plc	2.625%	4/29/23	1,230	1,188
	Diageo Investment Corp.	2.875%	5/11/22	525	517
	Dignity Health California GO	2.637%	11/1/19	140	139
	Dignity Health California GO	3.812%	11/1/24	560	552
	Eli Lilly & Co.	3.700%	3/1/45	635	600
[4]	EMD Finance LLC	2.950%	3/19/22	605	591
[4]	Forest Laboratories Inc.	4.875%	2/15/21	268	275
	Gilead Sciences Inc.	2.550%	9/1/20	615	608

	Gilead Sciences Inc.	3.700%	4/1/24	1,010	1,012
	Gilead Sciences Inc.	3.500%	2/1/25	560	551
	Gilead Sciences Inc.	4.500%	2/1/45	825	824
	Gilead Sciences Inc.	4.750%	3/1/46	195	201
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	385	375
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	2,000	2,274
[4]	Imperial Tobacco Finance plc	3.750%	7/21/22	1,680	1,667
[4]	Japan Tobacco Inc.	2.100%	7/23/18	545	545
	Kaiser Foundation Hospitals	3.500%	4/1/22	560	565
	Kaiser Foundation Hospitals	3.150%	5/1/27	490	470
	Kaiser Foundation Hospitals	4.875%	4/1/42	365	408
	Kraft Heinz Foods Co.	3.000%	6/1/26	530	478
	Kraft Heinz Foods Co.	5.000%	7/15/35	230	227
	Kraft Heinz Foods Co.	4.375%	6/1/46	1,710	1,474
	McKesson Corp.	2.700%	12/15/22	195	187
	McKesson Corp.	2.850%	3/15/23	190	182
	McKesson Corp.	3.796%	3/15/24	305	301
	Medtronic Inc.	2.500%	3/15/20	935	928
	Medtronic Inc.	3.150%	3/15/22	1,690	1,677
	Medtronic Inc.	3.625%	3/15/24	270	271
	Medtronic Inc.	3.500%	3/15/25	2,196	2,172
	Medtronic Inc.	4.375%	3/15/35	249	257
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.125%	7/1/52	310	314
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.200%	7/1/55	310	320
	Merck & Co. Inc.	2.350%	2/10/22	790	769
	Merck & Co. Inc.	2.800%	5/18/23	1,175	1,149
	Merck & Co. Inc.	2.750%	2/10/25	1,210	1,156
	Merck & Co. Inc.	4.150%	5/18/43	760	776
	Molson Coors Brewing Co.	3.500%	5/1/22	690	688
	Molson Coors Brewing Co.	5.000%	5/1/42	160	161
	Mylan NV	3.950%	6/15/26	900	859
	New York & Presbyterian Hospital	4.024%	8/1/45	735	737
	Novartis Capital Corp.	3.400%	5/6/24	415	414
	Novartis Capital Corp.	4.400%	5/6/44	640	684
	Orlando Health Obligated Group	4.089%	10/1/48	80	79
	Partners Healthcare System
	Massachusetts GO	3.443%	7/1/21	50	50
	PepsiCo Inc.	3.125%	11/1/20	330	332
	PepsiCo Inc.	2.750%	3/5/22	670	662
	PepsiCo Inc.	2.375%	10/6/26	1,945	1,774
	PepsiCo Inc.	4.000%	3/5/42	845	828
	PepsiCo Inc.	3.450%	10/6/46	1,215	1,083
	Pfizer Inc.	3.000%	6/15/23	755	746
	Pfizer Inc.	3.000%	12/15/26	1,200	1,151
	Philip Morris International Inc.	4.500%	3/26/20	250	256
	Philip Morris International Inc.	4.125%	5/17/21	1,025	1,048
	Philip Morris International Inc.	2.500%	8/22/22	575	553
	Philip Morris International Inc.	2.625%	3/6/23	1,150	1,100
	Philip Morris International Inc.	3.375%	8/11/25	424	412
	Philip Morris International Inc.	4.875%	11/15/43	145	149
[1]	Procter & Gamble - Esop	9.360%	1/1/21	654	708
	Providence St. Joseph Health
	Obligated Group	2.746%	10/1/26	490	457
[1]	Providence St. Joseph Health
	Obligated Group	3.930%	10/1/48	325	311
[4]	Roche Holdings Inc.	2.875%	9/29/21	850	842
[4]	Roche Holdings Inc.	2.375%	1/28/27	1,650	1,499
	Sanofi	4.000%	3/29/21	1,130	1,156
[4]	Sigma Alimentos SA de CV	4.125%	5/2/26	510	478
	SSM Health Care Corp.	3.823%	6/1/27	940	936
	Stanford Health Care	3.795%	11/15/48	235	227
	Teva Pharmaceutical Finance
	Netherlands III BV	2.800%	7/21/23	980	846
	The Kroger Co.	3.850%	8/1/23	270	270
	The Kroger Co.	4.000%	2/1/24	540	541
	The Pepsi Bottling Group Inc.	7.000%	3/1/29	500	637
	Unilever Capital Corp.	4.250%	2/10/21	2,805	2,881

Balanced Portfolio

Face					Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Energy (1.3%)
[4]	BG Energy Capital plc	4.000%	10/15/21	555	566
	BP Capital Markets plc	4.750%	3/10/19	795	806
	BP Capital Markets plc	2.315%	2/13/20	160	158
	BP Capital Markets plc	4.500%	10/1/20	400	412
	BP Capital Markets plc	3.062%	3/17/22	1,100	1,093
	BP Capital Markets plc	3.245%	5/6/22	650	648
	BP Capital Markets plc	2.500%	11/6/22	500	481
	BP Capital Markets plc	3.994%	9/26/23	420	429
	BP Capital Markets plc	3.814%	2/10/24	1,700	1,715
	BP Capital Markets plc	3.506%	3/17/25	1,280	1,267
	Chevron Corp.	3.191%	6/24/23	1,235	1,224
	ConocoPhillips Co.	4.950%	3/15/26	115	124
	ConocoPhillips Co.	4.300%	11/15/44	1,215	1,227
	Devon Energy Corp.	3.250%	5/15/22	495	484
	Dominion Energy Gas Holdings LLC	3.550%	11/1/23	470	465
	Dominion Energy Gas Holdings LLC	4.800%	11/1/43	125	130
	Dominion Energy Gas Holdings LLC	4.600%	12/15/44	1,168	1,161
	Enterprise Products Operating LLC	4.250%	2/15/48	1,000	930
	EOG Resources Inc.	5.625%	6/1/19	425	435
	Exxon Mobil Corp.	2.222%	3/1/21	380	372
	Exxon Mobil Corp.	2.726%	3/1/23	320	313
	Exxon Mobil Corp.	3.043%	3/1/26	225	219
	Exxon Mobil Corp.	4.114%	3/1/46	320	325
	Halliburton Co.	3.500%	8/1/23	1,980	1,972
	Noble Energy Inc.	4.150%	12/15/21	425	432
	Occidental Petroleum Corp.	4.100%	2/1/21	1,120	1,146
	Occidental Petroleum Corp.	2.700%	2/15/23	250	243
	Occidental Petroleum Corp.	3.400%	4/15/26	790	769
[4]	Schlumberger Holdings Corp.	3.000%	12/21/20	800	794
[4]	Schlumberger Investment SA	2.400%	8/1/22	630	605
	Schlumberger Investment SA	3.650%	12/1/23	1,120	1,128
	Shell International Finance BV	4.375%	3/25/20	800	820
	Shell International Finance BV	2.250%	11/10/20	1,600	1,574
	Shell International Finance BV	4.125%	5/11/35	1,130	1,145
	Shell International Finance BV	5.500%	3/25/40	345	403
	Shell International Finance BV	4.375%	5/11/45	2,500	2,550
	Suncor Energy Inc.	5.950%	12/1/34	500	579
	Sunoco Logistics Partners
	Operations LP	4.400%	4/1/21	1,225	1,245
	Total Capital International SA	2.700%	1/25/23	885	860
	Total Capital International SA	3.750%	4/10/24	1,400	1,410
	Total Capital SA	2.125%	8/10/18	850	850
	TransCanada PipeLines Ltd.	3.800%	10/1/20	1,220	1,236
	TransCanada PipeLines Ltd.	4.875%	1/15/26	1,255	1,310

	Other Industrial (0.1%)
[1]	Johns Hopkins University Maryland GO 4.083%		7/1/53	690	705
[4]	SBA Tower Trust	2.898%	10/8/19	1,205	1,198
[4]	SBA Tower Trust	3.168%	4/11/22	1,330	1,315
[4]	SBA Tower Trust	3.448%	3/15/23	705	702

	Technology (1.6%)
	Apple Inc.	2.850%	5/6/21	1,100	1,097
	Apple Inc.	3.000%	2/9/24	620	607
	Apple Inc.	3.450%	5/6/24	1,000	1,000
	Apple Inc.	2.850%	5/11/24	1,225	1,184
	Apple Inc.	2.750%	1/13/25	590	563
	Apple Inc.	3.250%	2/23/26	1,020	994
	Apple Inc.	2.450%	8/4/26	1,170	1,072
	Apple Inc.	3.350%	2/9/27	1,545	1,508
	Apple Inc.	3.200%	5/11/27	1,065	1,027
	Apple Inc.	2.900%	9/12/27	2,250	2,111
	Apple Inc.	3.850%	5/4/43	430	408
	Apple Inc.	4.450%	5/6/44	120	125
	Apple Inc.	3.850%	8/4/46	985	933
	Applied Materials Inc.	3.300%	4/1/27	875	847

	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	3.625%	1/15/24	905	876
	Cisco Systems Inc.	4.450%	1/15/20	605	620
	Cisco Systems Inc.	2.900%	3/4/21	320	320
	Cisco Systems Inc.	2.500%	9/20/26	431	399
	Intel Corp.	2.875%	5/11/24	800	774
	Intel Corp.	4.100%	5/19/46	1,360	1,360
	International Business Machines Corp.	3.375%	8/1/23	1,750	1,748
	International Business Machines Corp.	5.875%	11/29/32	1,010	1,222
	Microsoft Corp.	2.375%	2/12/22	635	620
	Microsoft Corp.	3.625%	12/15/23	500	511
	Microsoft Corp.	2.875%	2/6/24	1,385	1,358
	Microsoft Corp.	2.700%	2/12/25	760	730
	Microsoft Corp.	3.125%	11/3/25	845	830
	Microsoft Corp.	2.400%	8/8/26	1,890	1,745
	Microsoft Corp.	3.500%	2/12/35	605	586
	Microsoft Corp.	3.450%	8/8/36	1,725	1,651
	Microsoft Corp.	4.100%	2/6/37	1,225	1,267
	Microsoft Corp.	4.450%	11/3/45	380	411
	Microsoft Corp.	3.700%	8/8/46	1,615	1,560
	Microsoft Corp.	4.250%	2/6/47	2,500	2,650
	Oracle Corp.	2.800%	7/8/21	375	372
	Oracle Corp.	2.500%	5/15/22	1,210	1,178
	Oracle Corp.	2.950%	11/15/24	2,190	2,108
	Oracle Corp.	2.950%	5/15/25	355	338
	Oracle Corp.	3.250%	11/15/27	3,065	2,927
	Oracle Corp.	4.000%	11/15/47	895	844
	QUALCOMM Inc.	2.600%	1/30/23	705	673
	QUALCOMM Inc.	2.900%	5/20/24	1,020	964
[4]	Tencent Holdings Ltd.	3.595%	1/19/28	1,545	1,455

	Transportation (0.4%)
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	565	554
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	1,630	1,663
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	335	324
[1]	Continental Airlines 2007-1 Class A
	Pass Through Trust	5.983%	10/19/23	659	698
	CSX Corp.	4.300%	3/1/48	445	424
[4]	ERAC USA Finance LLC	2.350%	10/15/19	610	604
[4]	ERAC USA Finance LLC	4.500%	8/16/21	325	333
[4]	ERAC USA Finance LLC	3.300%	10/15/22	40	40
[4]	ERAC USA Finance LLC	7.000%	10/15/37	1,150	1,438
[1]	Federal Express Corp. 1998 Pass
	Through Trust	6.720%	1/15/22	639	670
	FedEx Corp.	2.700%	4/15/23	255	244
	FedEx Corp.	3.875%	8/1/42	120	107
	FedEx Corp.	4.100%	4/15/43	500	457
	FedEx Corp.	5.100%	1/15/44	340	356
	FedEx Corp.	4.550%	4/1/46	215	207
	Kansas City Southern	4.950%	8/15/45	480	482
[4]	Penske Truck Leasing Co. LP / PTL
	Finance Corp.	3.950%	3/10/25	1,435	1,411
[1]	Southwest Airlines Co. 2007-1 Pass
	Through Trust	6.150%	2/1/24	312	330
[1]	United Airlines 2018-1 Class B Pass
	Through Trust	4.600%	3/1/26	215	215
	United Parcel Service Inc.	2.450%	10/1/22	425	411
	United Parcel Service Inc.	4.875%	11/15/40	150	164
294,617
Utilities (2.5%)
	Electric (2.2%)
	Alabama Power Co.	5.200%	6/1/41	120	134
	Alabama Power Co.	4.100%	1/15/42	215	210
	Alabama Power Co.	3.750%	3/1/45	630	586
	Alabama Power Co.	4.300%	7/15/48	775	787
	Ameren Illinois Co.	3.800%	5/15/28	590	593
	Ameren Illinois Co.	6.125%	12/15/28	1,000	1,121
	Ameren Illinois Co.	3.700%	12/1/47	140	131

Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	1,160	1,428
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	1,490	1,656
	Commonwealth Edison Co.	2.950%	8/15/27	645	605
	Commonwealth Edison Co.	4.350%	11/15/45	220	224
	Commonwealth Edison Co.	3.650%	6/15/46	175	161
	Commonwealth Edison Co.	4.000%	3/1/48	480	469
	Consolidated Edison Co. of New York
	Inc.	4.500%	12/1/45	980	1,013
	Consolidated Edison Co. of New York
	Inc.	3.850%	6/15/46	76	71
	Consolidated Edison Co. of New York
	Inc.	4.625%	12/1/54	1,835	1,890
	Consolidated Edison Co. of New York
	Inc.	4.500%	5/15/58	680	683
	Delmarva Power & Light Co.	3.500%	11/15/23	305	305
	Dominion Energy Inc.	2.962%	7/1/19	495	494
	Dominion Energy Inc.	5.200%	8/15/19	750	767
	Dominion Energy Inc.	2.579%	7/1/20	640	631
	Dominion Energy Inc.	3.625%	12/1/24	1,515	1,485
	DTE Energy Co.	3.800%	3/15/27	250	244
	Duke Energy Carolinas LLC	3.900%	6/15/21	1,090	1,110
	Duke Energy Carolinas LLC	6.100%	6/1/37	391	487
	Duke Energy Carolinas LLC	3.700%	12/1/47	470	437
	Duke Energy Corp.	2.650%	9/1/26	315	283
	Duke Energy Corp.	4.800%	12/15/45	1,200	1,249
	Duke Energy Corp.	3.750%	9/1/46	265	235
	Duke Energy Florida LLC	6.350%	9/15/37	200	256
	Duke Energy Progress LLC	6.300%	4/1/38	365	459
	Duke Energy Progress LLC	4.100%	3/15/43	118	116
	Duke Energy Progress LLC	4.200%	8/15/45	1,920	1,920
	Entergy Louisiana LLC	3.120%	9/1/27	410	389
	Eversource Energy	4.500%	11/15/19	90	92
	Eversource Energy	2.900%	10/1/24	690	654
	Eversource Energy	3.150%	1/15/25	110	106
	Eversource Energy	3.300%	1/15/28	400	377
	Florida Power & Light Co.	5.650%	2/1/35	1,000	1,185
	Florida Power & Light Co.	4.950%	6/1/35	1,000	1,099
	Florida Power & Light Co.	5.950%	2/1/38	785	972
	Florida Power & Light Co.	5.690%	3/1/40	675	830
	Florida Power & Light Co.	3.700%	12/1/47	480	455
	Fortis Inc.	3.055%	10/4/26	1,195	1,087
	Georgia Power Co.	4.750%	9/1/40	168	181
	Georgia Power Co.	4.300%	3/15/42	565	563
[4]	Massachusetts Electric Co.	5.900%	11/15/39	585	721
	MidAmerican Energy Co.	4.250%	5/1/46	45	46
	National Rural Utilities Cooperative
	Finance Corp.	2.950%	2/7/24	415	400
	National Rural Utilities Cooperative
	Finance Corp.	2.850%	1/27/25	1,040	989
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	880	841
	Northern States Power Co.	6.250%	6/1/36	2,000	2,490
	Oglethorpe Power Corp.	5.950%	11/1/39	170	205
	Oglethorpe Power Corp.	4.550%	6/1/44	50	50
	Oglethorpe Power Corp.	4.250%	4/1/46	537	523
	Oglethorpe Power Corp.	5.250%	9/1/50	330	361
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	75	79
	Pacific Gas & Electric Co.	4.250%	5/15/21	300	300
	Pacific Gas & Electric Co.	3.850%	11/15/23	450	435
	Pacific Gas & Electric Co.	3.750%	2/15/24	305	294
	Pacific Gas & Electric Co.	2.950%	3/1/26	130	115
	Pacific Gas & Electric Co.	6.050%	3/1/34	385	416
	Pacific Gas & Electric Co.	5.800%	3/1/37	1,416	1,477
	Pacific Gas & Electric Co.	6.350%	2/15/38	80	86
	Pacific Gas & Electric Co.	6.250%	3/1/39	385	420
	Pacific Gas & Electric Co.	5.400%	1/15/40	2,050	2,066
	Pacific Gas & Electric Co.	5.125%	11/15/43	600	589
	Pacific Gas & Electric Co.	4.750%	2/15/44	150	142
	Pacific Gas & Electric Co.	4.300%	3/15/45	79	71
	Pacific Gas & Electric Co.	4.000%	12/1/46	270	232
	Pacific Gas & Electric Co.	3.950%	12/1/47	430	367

	PacifiCorp	6.250%	10/15/37	2,000	2,545
	Potomac Electric Power Co.	6.500%	11/15/37	750	978
	San Diego Gas & Electric Co.	6.000%	6/1/26	600	681
	Sierra Pacific Power Co.	3.375%	8/15/23	850	844
	Sierra Pacific Power Co.	2.600%	5/1/26	221	204
	South Carolina Electric & Gas Co.	5.300%	5/15/33	44	47
	South Carolina Electric & Gas Co.	6.050%	1/15/38	1,260	1,431
	South Carolina Electric & Gas Co.	5.450%	2/1/41	95	102
	South Carolina Electric & Gas Co.	4.350%	2/1/42	181	172
	South Carolina Electric & Gas Co.	4.600%	6/15/43	202	197
	South Carolina Electric & Gas Co.	4.100%	6/15/46	425	386
	South Carolina Electric & Gas Co.	4.500%	6/1/64	115	104
	South Carolina Electric & Gas Co.	5.100%	6/1/65	715	720
	Southern California Edison Co.	2.400%	2/1/22	170	164
	Southern California Edison Co.	6.000%	1/15/34	1,000	1,166
	Southern California Edison Co.	5.550%	1/15/37	2,250	2,607
	Southern California Edison Co.	6.050%	3/15/39	55	66
	Southern California Edison Co.	4.050%	3/15/42	432	404
	Southern California Edison Co.	3.900%	3/15/43	225	206
	Southern California Edison Co.	4.650%	10/1/43	460	470
	Southern California Edison Co.	3.600%	2/1/45	141	124
	Southern California Edison Co.	4.125%	3/1/48	115	109
	Southern Co.	2.450%	9/1/18	225	225
	Southern Co.	2.950%	7/1/23	1,280	1,234
	Southwestern Electric Power Co.	6.200%	3/15/40	400	491
	Southwestern Public Service Co.	3.700%	8/15/47	102	96
	Virginia Electric & Power Co.	2.750%	3/15/23	690	668
	Virginia Electric & Power Co.	3.500%	3/15/27	435	427
	Wisconsin Electric Power Co.	5.700%	12/1/36	690	832

	Natural Gas (0.3%)
[4]	Boston Gas Co.	3.150%	8/1/27	140	132
[4]	Brooklyn Union Gas Co.	4.273%	3/15/48	1,720	1,710
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	105	107
[4]	KeySpan Gas East Corp.	2.742%	8/15/26	670	618
	Nisource Finance Corp.	5.250%	2/15/43	390	431
	NiSource Finance Corp.	4.800%	2/15/44	1,355	1,402
	Sempra Energy	2.875%	10/1/22	750	728
	Sempra Energy	3.250%	6/15/27	1,095	1,020
	Southern California Gas Co.	2.600%	6/15/26	820	758

	Other Utility (0.0%)
	American Water Capital Corp.	2.950%	9/1/27	540	506
[4]	Infraestructura Energetica Nova SAB
	de CV	4.875%	1/14/48	455	390
					69,447
Total Corporate Bonds (Cost $610,740)					606,381
Sovereign Bonds (1.7%)
[4]	CDP Financial Inc.	4.400%	11/25/19	1,000	1,022
[4]	Electricite de France SA	4.600%	1/27/20	1,200	1,226
[4]	Electricite de France SA	4.875%	1/22/44	50	51
[4]	Electricite de France SA	4.950%	10/13/45	400	408
	Equinor ASA	2.450%	1/17/23	382	367
	Export-Import Bank of Korea	1.750%	5/26/19	2,000	1,977
	International Bank for Reconstruction
	& Development	4.750%	2/15/35	2,000	2,435
[8]	Japan Bank for International
	Cooperation	2.250%	2/24/20	1,190	1,178
[8]	Japan Bank for International
	Cooperation	2.125%	6/1/20	882	869
[8]	Japan Bank for International
	Cooperation	2.125%	7/21/20	1,100	1,082
[9]	Japan Treasury Discount Bill	0.000%	7/17/18	250,000	2,258
[9]	Japan Treasury Discount Bill	0.000%	7/23/18	250,000	2,258
[9]	Japan Treasury Discount Bill	0.000%	7/30/18	250,000	2,258
[4]	Kingdom of Saudi Arabia	2.375%	10/26/21	850	816
[4]	Kingdom of Saudi Arabia	2.875%	3/4/23	1,340	1,289
[4]	Kingdom of Saudi Arabia	4.000%	4/17/25	1,245	1,237
	Korea Development Bank	2.875%	8/22/18	255	255

Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Korea Development Bank	2.500%	3/11/20	2,000	1,974
[4]	Mexico City Airport Trust	5.500%	7/31/47	745	663
[4]	Petroleos Mexicanos	6.350%	2/12/48	990	903
	Province of Ontario	2.500%	4/27/26	2,150	2,037
	Province of Quebec	2.500%	4/20/26	3,820	3,633
[4]	Sinopec Group Overseas
	Development 2015 Ltd.	2.500%	4/28/20	1,615	1,581
[4]	Sinopec Group Overseas
	Development 2015 Ltd.	3.250%	4/28/25	1,615	1,530
[4]	Sinopec Group Overseas
	Development 2017 Ltd.	3.000%	4/12/22	850	830
[4]	State Grid Overseas Investment
	2014 Ltd.	2.750%	5/7/19	1,305	1,300
[4]	State Grid Overseas Investment
	2016 Ltd.	2.750%	5/4/22	1,550	1,503
[4]	State Grid Overseas Investment
	2016 Ltd.	3.500%	5/4/27	775	739
[4]	State of Qatar	5.250%	1/20/20	1,665	1,715
[4]	State of Qatar	2.375%	6/2/21	1,590	1,534
[4]	State of Qatar	3.875%	4/23/23	1,985	1,984
[4]	State of Qatar	5.103%	4/23/48	820	816
	Statoil ASA	2.250%	11/8/19	580	575
	Statoil ASA	2.900%	11/8/20	1,410	1,407
	Statoil ASA	2.750%	11/10/21	850	838
	Statoil ASA	2.650%	1/15/24	360	345
	Statoil ASA	3.700%	3/1/24	640	645
	Statoil ASA	3.250%	11/10/24	795	784
[4]	Temasek Financial I Ltd.	2.375%	1/23/23	1,130	1,081
	United Mexican States	4.000%	10/2/23	342	342
	United Mexican States	4.750%	3/8/44	170	159
Total Sovereign Bonds (Cost $50,460)					49,904
Taxable Municipal Bonds (1.6%)
	Atlanta GA Downtown Development
	Authority Revenue	6.875%	2/1/21	190	202
	Bay Area Toll Authority California Toll
	Bridge Revenue (San Francisco Bay
	Area)	6.263%	4/1/49	685	952
	Bay Area Toll Authority California Toll
	Bridge Revenue (San Francisco Bay
	Area)	7.043%	4/1/50	1,025	1,499
	California GO	5.700%	11/1/21	265	288
	California GO	7.500%	4/1/34	155	218
	California GO	7.550%	4/1/39	740	1,091
	California GO	7.300%	10/1/39	300	425
	California GO	7.350%	11/1/39	2,000	2,847
	California GO	7.625%	3/1/40	35	52
	California GO	7.600%	11/1/40	790	1,188
	Chicago IL Metropolitan Water
	Reclamation District GO	5.720%	12/1/38	215	266
	Chicago IL O’Hare International Airport
	Revenue	6.845%	1/1/38	530	559
	Chicago IL O’Hare International Airport
	Revenue	6.395%	1/1/40	425	563
	Chicago IL Transit Authority Sales Tax
	Receipts Revenue	6.200%	12/1/40	50	62
	Chicago IL Transit Authority Transfer
	ax Receipts Revenue	6.899%	12/1/40	1,560	2,030
	Chicago IL Transit Authority	6.899%	12/1/40	695	904
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	750	973
	Georgia Municipal Electric Power
	Authority Revenue	6.637%	4/1/57	1,406	1,778
	Grand Parkway Transportation Corp.
	Texas System Toll Revenue	5.184%	10/1/42	1,015	1,194
	Houston TX GO	6.290%	3/1/32	550	633

	Illinois Finance Authority	4.545%	10/1/18	810	813
	Illinois GO	5.100%	6/1/33	1,235	1,169
	Illinois Toll Highway Authority
	Revenue	6.184%	1/1/34	750	936
[10]	Kansas Development Finance
	Authority Revenue (Public Employees
	Retirement System)	5.501%	5/1/34	2,000	2,291
	Los Angeles CA Community
	College District GO	6.750%	8/1/49	405	590
	Los Angeles CA Unified School
	District GO	5.750%	7/1/34	1,400	1,697
	Maryland Transportation Authority
	Facilities Projects Revenue	5.888%	7/1/43	545	700
	Massachusetts School Building
	Authority Dedicated Sales Tax
	Revenue	5.715%	8/15/39	1,000	1,224
	New Jersey Turnpike Authority
	Revenue	7.414%	1/1/40	410	596
	New Jersey Turnpike Authority
	Revenue	7.102%	1/1/41	600	844
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.790%	6/15/41	115	121
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.882%	6/15/44	80	104
	New York Metropolitan Transportation
	Authority Revenue	6.814%	11/15/40	150	201
	New York Metropolitan Transportation
	Authority Revenue (Dedicated Tax
	Fund)	7.336%	11/15/39	325	475
	New York Metropolitan Transportation
	Authority Revenue (Dedicated Tax
	Fund)	6.089%	11/15/40	445	568
	New York State Urban Development
	Corp. Revenue	2.100%	3/15/22	3,040	2,987
	North Texas Tollway Authority
	System Revenue	6.718%	1/1/49	1,555	2,208
	Oregon Department of Transportation
	Highway User Tax Revenue	5.834%	11/15/34	655	807
	Oregon GO	5.902%	8/1/38	490	602
[10]	Oregon School Boards Association GO	5.528%	6/30/28	2,000	2,245
	Port Authority of New York &
	New Jersey Revenue	5.859%	12/1/24	325	373
	Port Authority of New York &
	New Jersey Revenue	6.040%	12/1/29	265	320
	Port Authority of New York &
	New Jersey Revenue	4.458%	10/1/62	1,175	1,248
	Port Authority of New York &
	New Jersey Revenue	4.810%	10/15/65	640	720
	Regents of the University of
	California Revenue	3.063%	7/1/25	1,280	1,246
	San Antonio TX Electric & Gas
	Systems Revenue	5.985%	2/1/39	305	399
	University of California Regents
	Medical Center Revenue	6.548%	5/15/48	295	397
	University of California Regents
	Medical Center Revenue	6.583%	5/15/49	765	1,025
	University of California Revenue	4.601%	5/15/31	590	636
	University of California Revenue	5.770%	5/15/43	1,010	1,246
	University of California Revenue	4.765%	5/15/44	145	154
	University of California Revenue	3.931%	5/15/45	570	570
Total Taxable Municipal Bonds (Cost $42,386)					47,236

Balanced Portfolio

			Market
			Value•
	Coupon	Shares	($000)
Temporary Cash Investments (3.0%)
Money Market Fund (0.0%)
[11] Vanguard Market Liquidity Fund	2.122%	61	6

Face
Maturity		Amount
Date		($000)
Repurchase Agreement (2.9%)
RBS Securities, Inc.
(Dated 6/29/18, Repurchase Value
$83,215,000, collateralized by U.S.
Treasury Note/Bond, 1.750%–4.750%,
10/31/20–2/15/37, with a value of
$84,867,000)	2.100%	7/2/18 83,200	83,200

U.S. Government and Agency Obligations (0.1%)
United States Treasury Bill	2.299%	6/20/19 2,600	2,543
Total Temporary Cash Investments (Cost $85,749)			85,749
Total Investments (100.3%) (Cost $2,415,176) 2,846,261

Amount
($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard	151
Receivables for Investment Securities Sold	10,008
Receivables for Accrued Income	10,178
Receivables for Capital Shares Issued	1,640
Variation Margin Receivable—Futures Contracts	3
Unrealized Appreciation—Forward Currency Contracts	175
Other Assets[12]	2,130
Total Other Assets	24,285
Liabilities
Payables for Investment Securities Purchased	(24,431)
Payables for Capital Shares Redeemed	(6,067)
Payables to Investment Advisor	(340)
Payables to Vanguard	(2,327)
Variation Margin Payable—Futures Contracts	(1)
Other Liabilities	(302)
Total Liabilities	(33,468)
Net Assets (100%)
Applicable to 124,902,365 outstanding $.001 par value shares of interest (unlimited authorization) 2,837,078
Net Asset Value Per Share	$22.71

At June 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	2,275,249
Undistributed Net Investment Income	36,870
Accumulated Net Realized Gains	94,062
Unrealized Appreciation (Depreciation)
Investment Securities	431,085
Futures Contracts	(364)
Forward Currency Contracts	175
Foreign Currencies	1
Net Assets	2,837,078

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of June 30, 2018.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
At June 30, 2018, the aggregate value of these securities was $154,941,000, representing 5.5%
of net assets.
5 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
6 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
7 Adjustable-rate security.
8 Guaranteed by the Government of Japan.
9 Face amount denominated in Japanese yen.
10 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal
Corporation).
11 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
12 Cash of $346,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
GO—General Obligation Bond.

Balanced Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	September 2018	36	4,090	9

Short Futures Contracts
10-Year U.S. Treasury Note	September 2018	(168)	(20,192)	(170)
2-Year U.S. Treasury Note	September 2018	(61)	(12,922)	(8)
Ultra Long U.S. Treasury Bond	September 2018	(48)	(7,659)	(195)
				(373)
				(364)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
J.P. Morgan	7/17/18	USD	2,343	JPY	250,000	82
UBS A.G.	7/23/18	USD	2,318	JPY	250,000	56
Barclays Bank	7/30/18	USD	2,300	JPY	250,000	37
						175
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Balanced Portfolio

Statement of Operations

Six Months Ended
June 30, 2018
($000)
Investment Income
Income
Dividends[1]	26,835
Interest	15,598
Securities Lending—Net	92
Total Income	42,525
Expenses
Investment Advisory Fees—Note B
Basic Fee	753
Performance Adjustment	(43)
The Vanguard Group—Note C
Management and Administrative	2,210
Marketing and Distribution	205
Custodian Fees	30
Shareholders’ Reports	14
Trustees’ Fees and Expenses	2
Total Expenses	3,171
Net Investment Income	39,354
Realized Net Gain (Loss)
Investment Securities Sold	94,650
Futures Contracts	1,738
Forward Currency Contracts	(827)
Foreign Currencies	27
Realized Net Gain (Loss)	95,588
Change in Unrealized Appreciation
(Depreciation)
Investment Securities (169,210)
Futures Contracts	(456)
Forward Currency Contracts	232
Foreign Currencies	(20)
Change in Unrealized Appreciation
(Depreciation) (169,454)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(34,512)
1 Dividends are net of foreign withholding taxes of $765,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	39,354	67,553
Realized Net Gain (Loss)	95,588	145,360
Change in Unrealized Appreciation (Depreciation)	(169,454)	162,749
Net Increase (Decrease) in Net Assets Resulting from Operations	(34,512)	375,662
Distributions
Net Investment Income	(68,274)	(62,751)
Realized Capital Gain[1]	(144,148)	(98,841)
Total Distributions	(212,422)	(161,592)
Capital Share Transactions
Issued	138,024	292,273
Issued in Lieu of Cash Distributions	212,422	161,592
Redeemed	(208,802)	(279,856)
Net Increase (Decrease) from Capital Share Transactions	141,644	174,009
Total Increase (Decrease)	(105,290)	388,079
Net Assets
Beginning of Period	2,942,368	2,554,289
End of Period[2]	2,837,078	2,942,368

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $13,477,000 and $8,278,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $36,870,000 and $64,880,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Balanced Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period $24.80		$23.03	$22.32	$23.99	$23.66	$20.70
Investment Operations
Net Investment Income	. 321[1]	.582[1]	.581	.576	.569	.540
Net Realized and Unrealized Gain (Loss)
on Investments	(.599)	2.648	1.713	(.548)	1.613	3.450
Total from Investment Operations	(.278)	3.230	2.294	.028	2.182	3.990
Distributions
Dividends from Net Investment Income	(.582)	(.567)	(.576)	(.570)	(.555)	(.550)
Distributions from Realized Capital Gains	(1.230)	(.893)	(1.008)	(1.128)	(1.297)	(.480)
Total Distributions	(1.812)	(1.460)	(1.584)	(1.698)	(1.852)	(1.030)
Net Asset Value, End of Period	$22.71	$24.80	$23.03	$22.32	$23.99	$23.66

Total Return	-1.19%	14.72%	11.01%	0.09%	9.84%	19.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,837	$2,942	$2,554	$2,312	$2,334	$2,089
Ratio of Total Expenses to
Average Net Assets[2]	0.22%	0.23%	0.23%	0.23%	0.25%	0.27%
Ratio of Net Investment Income to
Average Net Assets	2.75%	2.49%	2.66%	2.53%	2.50%	2.52%
Portfolio Turnover Rate[3]	41%	28%	33%	45%	70%	31%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of (0.00%), (0.00%), (0.01%), 0.00%, 0.00%, and 0.00%.
3 Includes 2%, 0%, 0%, 14%, 15%, and 19% attributable to mortgage-dollar-roll activity.

Notes to Financial Statements

Balanced Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events

Balanced Portfolio

occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2018, the portfolio’s average investments in long and short futures contracts represented less than 1% and 2% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the

Balanced Portfolio

contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended June 30, 2018, the portfolio’s average investment in forward currency contracts represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.

6. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

7. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

8. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and for the period ended June 30, 2018, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more

Balanced Portfolio

or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

11. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2018, or at any time during the period then ended.

12. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company llp provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance relative to the combined index comprising the S&P 500 Index and the Bloomberg Barclays U.S. Credit A or Better Bond Index for the preceding three years. For the six months ended June 30, 2018, the investment advisory fee represented an effective annual basic rate of 0.05% of the portfolio’s average net assets before a decrease of $43,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2018, the portfolio had contributed to Vanguard capital in the amount of $151,000, representing 0.01% of the portfolio’s net assets and 0.06% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Balanced Portfolio

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of June 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,598,359	244,433	—
U.S. Government and Agency Obligations	—	172,209	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	41,990	—
Corporate Bonds	—	606,381	—
Sovereign Bonds	—	49,904	—
Taxable Municipal Bonds	—	47,236	—
Temporary Cash Investments	6	85,743	—
Futures Contracts—Assets[1]	3	—	—
Futures Contracts—Liabilities[1]	(1)	—	—
Forward Currency Contracts—Assets	—	175	—
Total	1,598,367	1,248,071	—
1 Represents variation margin on the last day of the reporting period.

	Interest Rate	Currency
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	3	—	3
Unrealized Appreciation—Forward Currency Contracts	—	175	175
Total Assets	3	175	178

Variation Margin Payable—Futures Contracts	(1)	—	(1)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended June 30, 3018, were:

	Interest Rate	Currency
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	1,738	—	1,738
Forward Currency Contracts	—	(827)	(827)
Realized Net Gain (Loss) on Derivatives	1,738	(827)	911

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(456)	—	(456)
Forward Currency Contracts	—	232	232
Change in Unrealized Appreciation (Depreciation) on Derivatives	(456)	232	(224)

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Balanced Portfolio

At June 30, 2018, the cost of investment securities for tax purposes was $2,415,732,000. Net unrealized appreciation of investment securities for tax purposes was $430,529,000, consisting of unrealized gains of $468,556,000 on securities that had risen in value since their purchase and $38,027,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2018, the portfolio purchased $437,435,000 of investment securities and sold $423,793,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $163,900,000 and $143,853,000, respectively.

H. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2018	December 31, 2017
	Shares	Shares
	(000)	(000)
Issued	5,775	12,418
Issued in Lieu of Cash Distributions	9,268	7,227
Redeemed	(8,774)	(11,942)
Net Increase (Decrease) in Shares Outstanding	6,269	7,703

At June 30, 2018, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 79% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no events or transactions occurred subsequent to June 30, 2018, that would require recognition or disclosure in these financial statements.

Balanced Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Balanced Portfolio	12/31/2017	6/30/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$988.10	$1.08
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.70	1.10

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.22%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Balanced Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Balanced Portfolio has renewed the portfolio’s investment advisory arrangement with Wellington Management Company llp (Wellington Management). The board determined that renewing the portfolio’s advisory arrangement was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor.

The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The portfolio managers are backed by well-tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. In managing the equity portion of the portfolio, the advisor employs a bottom-up, fundamental research approach focusing on high-quality companies with above-average yields, strong balance sheets, sustainable competitive advantages, and attractive valuations. In managing the fixed income portion of the portfolio, the advisor focuses on investment-grade corporate bonds. The firm has advised the Balanced Portfolio since its inception in 1991.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expense ratio appears in the About Your Portfolio’s Expenses section as well as in the Financial Statements section, which also includes information about the portfolio’s advisory fee rate.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio’s shareholders benefit from economies of scale because of breakpoints in the portfolio’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the portfolio’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Balanced Portfolio

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Credit A or Better Bond Index (the Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Balanced Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Balanced Portfolio. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Balanced Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Balanced Portfolio or the owners of the Balanced Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Balanced Portfolio. Investors acquire the Balanced Portfolio from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Balanced Portfolio. The Balanced Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Balanced Portfolio or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Balanced Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Balanced Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Balanced Portfolio or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Balanced Portfolio.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Balanced Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Balanced Portfolio, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE BALANCED PORTFOLIO.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

Capital Growth Portfolio

Advisor’s Report

For the six months ended June 30, 2018, the Capital Growth Portfolio returned 4.61%. It outpaced the 2.65% total return of its benchmark, the unmanaged S&P 500 Index, but lagged the 8.72% average return of its variable insurance multi-capitalization growth fund peers.

The portfolio’s outperformance relative to the benchmark was driven by favorable sector allocations, particularly an overweight to information technology and an underweight to consumer staples. Favorable stock selection in information technology contributed as well.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Investment environment

During the period, the S&P 500 Index returned a modest 2.65% as volatility returned to the financial markets following 2017’s relatively steady ascent. In early 2018, combative trade rhetoric and the regulatory scrutiny of key technology companies escalated, and the equity market struggled to shake off these concerns despite solid underlying conditions.

Corporate earnings growth accelerated, helped in part by December’s tax reform. Continued improvements in many other economic indicators—employment levels, household net worth, industrial production, and business investment—provided additional evidence of economic strength, and decade-high consumer confidence reflected a broader optimism. Financial conditions did tighten modestly, particularly in recent months as Treasury yields rose, the U.S. dollar strengthened, and inflation crept higher. But the environment remained accommodative overall, and the global economy appeared healthy.

Consumer discretionary and information technology were the best-performing sectors, returning 12% and 11%, respectively. This largely reflected the outperformance of so-called FAANG stocks (Facebook, Amazon, Apple, Netflix, and Google); in consumer discretionary,

Total Returns
Six Months Ended
June 30, 2018
Capital Growth Portfolio	4.61%
S&P 500 Index	2.65
Variable Insurance Multi-Cap Growth Funds Average[1]	8.72

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Multi-Cap Growth
	Portfolio	Funds Average
Capital Growth Portfolio	0.36%	0.78%

Netflix (+104%) and Amazon (+45%) were especially strong. Consumer staples (–9%) and telecommunication services (–8%) lagged.

Outlook for U.S. equities

As we look beyond the six-month period, we find reasons for late-cycle optimism. Solid real gross domestic product growth and robust corporate earnings growth, coupled with a forward price/earnings valuation (16.2 times) in line with its 25-year historical average (16.1 times), paint an attractive picture for U.S. equities, particularly relative to the 2.9% 10-year Treasury yield.

The recent instability prompted by trade anxieties does temper our enthusiasm.

A potential trade war has been a persistent concern, and increasingly forceful tariff activity boosts the odds of long-lasting damage. Legitimate U.S. trade grievances certainly exist, particularly with regard to China’s practices surrounding intellectual property and investment restrictions. But the current trade tumult largely lacks such topical precision and seems to impugn global trade more broadly. This assault on the existing trade regime is fraught with peril.

However, we remain hopeful that trade-inspired economic and geopolitical risks will subside as their negative ramifications become clear. Many of our holdings have opportunities that do not rely on near-term macroeconomic trends, but we also invest in companies and industries, such as semiconductors and airlines, with a cyclical bent. These rely heavily on international commerce and broad global growth.

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2018, the Capital Growth Portfolio’s annualized expense ratio was 0.35%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2017.

Capital Growth Portfolio

Portfolio positioning and outlook

Our largest sector positions are in information technology, health care, and industrials, where we assess our holdings for a combination of strong secular growth, improved industry dynamics, and reasonable valuations. We own very little consumer staples, telecommunication services, utilities, energy, real estate, or materials.

The portfolio’s information technology holdings, especially in semiconductors and related equipment, have driven relative performance in recent periods. We believe that the long-term prospects for the sector are favorable, and we maintain a large overweighted position. But we trimmed our ownership of several large holdings that appreciated during the six months.

Our significant airlines ownership detracted from relative results as airline capacity increased and rising fuel prices begat fears of worsening profits. We remain sanguine that the industry’s structure has improved through consolidation and that airline economics will in the future reflect this. But we do worry in the short term about rising fuel prices. We also have large holdings in oil-consuming industries such as cruise lines and transportation companies, and we maintain a substantial underweight to the energy sector.

In perhaps a 21st-century variant of the famous 1980 Julian Simon–Paul Ehrlich wager, our portfolio has consistently been more aligned with Professor Simon’s view that resource scarcity is temporary. Put another way, our holdings suggest a broad preference for “mind” (technology, innovation, and the like) over “matter” (commodities and other real assets). This primarily reflects our view of company-level opportunities over the long term relative to current market prices. But rising energy prices clearly pose a multipronged risk.

Conclusion

As bottom-up stock pickers, we spend our time searching for opportunities to invest in stocks with long-term prospects we find to be materially better than market prices imply. We believe, as Nobel laureate Alexander Fleming said, that it is the “lone worker who makes the first advance” and that “the prime idea is due to enterprise, thought, and perception of an individual.”

This approach to stock selection, which drives portfolio composition and thus sector allocation, often results in portfolios that bear little resemblance to market indexes, creating the possibility for lengthy periods of relative outperformance or underperformance. We nonetheless believe that it can generate superior results for shareholders over the long term.

PRIMECAP Management Company July 19, 2018

Capital Growth Portfolio

Portfolio Profile

As of June 30, 2018

Portfolio Characteristics
Comparative
	Portfolio	Index[1]
Number of Stocks	101	505
Median Market Cap	$90.6B	$104.8B
Price/Earnings Ratio	21.0x	21.0x
Price/Book Ratio	4.0x	3.2x
Yield[2]	1.2%	1.9%
Return on Equity	16.1%	16.1%
Earnings Growth Rate	11.4%	7.9%
Foreign Holdings	10.1%	0.0%
Turnover Rate[3]	6%	—
Expense Ratio[4]	0.36%	—
Short-Term Reserves	9.6%	—

Volatility Measures
Portfolio Versus
Comparative Index[1]
R-Squared	0.88
Beta	1.03

Sector Diversification (% of equity exposure)
Comparative
	Portfolio	Index[1]
Consumer Discretionary	8.0%	12.9%
Consumer Staples	0.0	6.9
Energy	0.9	6.3
Financials	7.1	13.8
Health Care	23.1	14.1
Industrials	18.6	9.6
Information Technology	42.1	26.0
Materials	0.2	2.6
Real Estate	0.0	2.9
Telecommunication Services	0.0	2.0
Utilities	0.0	2.9

Ten Largest Holdings[5] (% of total net assets)

Adobe Systems Inc.	Application Software	5.3%
Alphabet Inc.	Internet Software
	& Services	4.5
Biogen Inc.	Biotechnology	4.1
Microsoft Corp.	Systems Software	4.0
Eli Lilly & Co.	Pharmaceuticals	3.7
Texas Instruments Inc.	Semiconductors	3.7
FedEx Corp.	Air Freight
	& Logistics	3.3
Amgen Inc.	Biotechnology	3.3
Southwest Airlines Co.	Airlines	2.6
NVIDIA Corp.	Semiconductors	2.5
Top Ten		37.0%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks).
Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index.
If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 30-day SEC yield for the portfolio; annualized dividend yield for the index.
3 Annualized.
4 The expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2018, the Capital Growth Portfolio’s annualized expense ratio was 0.35%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Capital Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2007–June 30, 2018

1 Six months ended June 30, 2018.
See Financial Highlights for dividend and capital gains information.

Capital Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (90.4%)
Consumer Discretionary (7.2%)
Sony Corp. ADR	424,500	21,760
Ross Stores Inc.	187,800	15,916
TJX Cos. Inc.	151,300	14,401
Carnival Corp.	166,500	9,542
Whirlpool Corp.	62,700	9,169
Mattel Inc.	547,000	8,982
Walt Disney Co.	85,100	8,919
L Brands Inc.	238,300	8,789
* Amazon.com Inc.	4,400	7,479
Royal Caribbean Cruises
Ltd.	62,800	6,506
Comcast Corp. Class A	43,900	1,440
Marriott International Inc.
Class A	11,100	1,405
* Charter Communications
Inc. Class A	2,900	850
		115,158
Energy (0.8%)
EOG Resources Inc.	43,200	5,375
Schlumberger Ltd.	45,700	3,063
*,^ Transocean Ltd.	169,200	2,274
Noble Energy Inc.	49,700	1,754
		12,466
Financials (6.4%)
JPMorgan Chase & Co.	272,900	28,436
Charles Schwab Corp.	414,600	21,186
Wells Fargo & Co.	318,900	17,680
Marsh & McLennan Cos.
Inc.	150,400	12,328
Progressive Corp.	73,700	4,359
Bank of America Corp.	151,100	4,260
Discover Financial Services	57,800	4,070
US Bancorp	81,300	4,067
CME Group Inc.	20,400	3,344
Citigroup Inc.	41,900	2,804
		102,534
Health Care (20.9%)
* Biogen Inc.	223,200	64,782
Eli Lilly & Co.	688,600	58,758
Amgen Inc.	283,871	52,400
Roche Holding AG	112,600	24,981
Novartis AG ADR	311,850	23,557
* Boston Scientific Corp.	715,102	23,384
AstraZeneca plc ADR	605,800	21,270
Thermo Fisher Scientific
Inc.	58,700	12,159
Medtronic plc	117,200	10,033
Bristol-Myers Squibb Co.	171,500	9,491

*	BioMarin Pharmaceutical
	Inc.	94,600	8,911
	Abbott Laboratories	134,400	8,197
*,1 Siemens Healthineers AG		96,400	3,973
	CVS Health Corp.	51,100	3,288
	Johnson & Johnson	19,100	2,318
	Merck & Co. Inc.	36,200	2,197
	Agilent Technologies Inc.	26,500	1,639
	Zimmer Biomet Holdings
	Inc.	14,600	1,627
	Sanofi ADR	36,800	1,472
			334,437
Industrials (16.9%)
	FedEx Corp.	231,700	52,610
	Southwest Airlines Co.	824,350	41,943
	Airbus SE	280,300	32,710
*	United Continental
	Holdings Inc.	353,600	24,657
	American Airlines Group
	Inc.	543,900	20,646
	Caterpillar Inc.	123,800	16,796
	Siemens AG	112,813	14,864
	Delta Air Lines Inc.	263,000	13,029
	Deere & Co.	73,200	10,233
	Honeywell International Inc.	53,600	7,721
	Alaska Air Group Inc.	115,000	6,945
	Boeing Co.	20,200	6,777
	Union Pacific Corp.	44,600	6,319
	United Parcel Service Inc.
	Class B	47,850	5,083
	Textron Inc.	53,100	3,500
	CSX Corp.	34,200	2,181
	United Technologies Corp.	11,400	1,425
	Pentair plc	23,700	997
*	nVent Electric plc	23,700	595
			269,031
Information Technology (38.0%)
*	Adobe Systems Inc.	347,000	84,602
	Microsoft Corp.	654,200	64,511
	Texas Instruments Inc.	531,700	58,620
	NVIDIA Corp.	166,750	39,503
*	Micron Technology Inc.	752,100	39,440
*	Alibaba Group Holding
	Ltd. ADR	201,600	37,403
*	Alphabet Inc. Class C	32,570	36,337
*	Alphabet Inc. Class A	32,100	36,247
	NetApp Inc.	336,100	26,394
	Intuit Inc.	83,900	17,141
	Intel Corp.	330,400	16,424
	HP Inc.	717,150	16,272
	KLA-Tencor Corp.	143,600	14,723

Hewlett Packard
Enterprise Co.	1,000,050	14,611
QUALCOMM Inc.	255,200	14,322
Cisco Systems Inc.	328,900	14,153
Telefonaktiebolaget LM
Ericsson ADR	1,436,100	11,015
Activision Blizzard Inc.	127,400	9,723
Visa Inc. Class A	67,300	8,914
Analog Devices Inc.	63,600	6,101
Plantronics Inc.	71,650	5,463
Oracle Corp.	123,000	5,419
DXC Technology Co.	57,461	4,632
Mastercard Inc. Class A	18,900	3,714
Corning Inc.	127,350	3,503
* PayPal Holdings Inc.	31,700	2,640
* Dell Technologies Inc.
Class V	28,474	2,408
Apple Inc.	12,500	2,314
*,^ Altaba Inc.	26,600	1,947
* BlackBerry Ltd.	195,800	1,890
* salesforce.com Inc.	12,700	1,732
* eBay Inc.	46,800	1,697
Entegris Inc.	46,900	1,590
Micro Focus International
plc ADR	87,593	1,513
Perspecta Inc.	28,730	590
		607,508
Materials (0.2%)
Praxair Inc.	20,500	3,242
Total Common Stocks
(Cost $846,171)		1,444,376
Temporary Cash Investment (9.6%)
Money Market Fund (9.6%)
[2,3] Vanguard Market
Liquidity Fund, 2.122%
(Cost $153,088)	1,530,637	153,079
Total Investments (100.0%)
(Cost $999,259)		1,597,455
Other Assets and Liabilities (0.0%)
Other Assets		2,808
Liabilities[3]		(3,499)
		(691)
Net Assets (100%)
Applicable to 45,044,778 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,596,764
Net Asset Value Per Share		$35.45

Capital Growth Portfolio

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	1,444,376
Affiliated Issuers	153,079
Total Investments in Securities	1,597,455
Investment in Vanguard	85
Receivables for Accrued Income	1,746
Receivables for Capital Shares Issued	934
Other Assets	43
Total Assets	1,600,263
Liabilities
Payables for Investment Securities Purchased	(241)
Collateral for Securities on Loan	(521)
Payables to Investment Advisor	(590)
Payables for Capital Shares Redeemed	(1,328)
Payables to Vanguard	(819)
Total Liabilities	(3,499)
Net Assets	1,596,764

At June 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	974,663
Undistributed Net Investment Income	8,950
Accumulated Net Realized Gains	14,961
Unrealized Appreciation (Depreciation)
Investment Securities	598,196
Foreign Currencies	(6)
Net Assets	1,596,764

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $501,000.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2018, the value of this security represented 0.2% of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $521,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2018
($000)
Investment Income
Income
Dividends[1]	11,481
Interest [2]	1,140
Securities Lending—Net	8
Total Income	12,629
Expenses
Investment Advisory Fees—Note B	1,155
The Vanguard Group—Note C
Management and Administrative	1,387
Marketing and Distribution	134
Custodian Fees	13
Shareholders’ Reports	3
Trustees’ Fees and Expenses	1
Total Expenses	2,693
Net Investment Income	9,936
Realized Net Gain (Loss)
Investment Securities Sold [2]	14,982
Foreign Currencies	15
Realized Net Gain (Loss)	14,997
Change in Unrealized Appreciation
(Depreciation)
Investment Securities [2]	40,093
Foreign Currencies	(17)
Change in Unrealized Appreciation
(Depreciation)	40,076
Net Increase (Decrease) in Net Assets
Resulting from Operations	65,009

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $420,000 and $540,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $8,950,000 and $12,244,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,936	13,335
Realized Net Gain (Loss)	14,997	41,523
Change in Unrealized Appreciation (Depreciation)	40,076	233,149
Net Increase (Decrease) in Net Assets Resulting from Operations	65,009	288,007
Distributions
Net Investment Income	(13,245)	(12,763)
Realized Capital Gain[1]	(41,571)	(28,049)
Total Distributions	(54,816)	(40,812)
Capital Share Transactions
Issued	224,413	288,075
Issued in Lieu of Cash Distributions	54,816	40,812
Redeemed	(108,692)	(124,031)
Net Increase (Decrease) from Capital Share Transactions	170,537	204,856
Total Increase (Decrease)	180,730	452,051
Net Assets
Beginning of Period	1,416,034	963,983
End of Period[2]	1,596,764	1,416,034

1 Dividends are net of foreign withholding taxes of $450,000.
2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $1,140,000, $1,000, and $1,000, respectively.
Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Growth Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$35.12	$28.36	$26.64	$27.15	$23.60	$17.68
Investment Operations
Net Investment Income	. 231[1]	.366[1]	.374	.310	.304	.219
Net Realized and Unrealized Gain (Loss)
on Investments	1.404	7.580	2.362	.391	3.945	6.421
Total from Investment Operations	1.635	7.946	2.736	.701	4.249	6.640
Distributions
Dividends from Net Investment Income	(.315)	(.371)	(.318)	(.301)	(.218)	(.250)
Distributions from Realized Capital Gains	(.990)	(.815)	(.698)	(.910)	(.481)	(.470)
Total Distributions	(1.305)	(1.186)	(1.016)	(1.211)	(.699)	(.720)
Net Asset Value, End of Period	$35.45	$35.12	$28.36	$26.64	$27.15	$23.60

Total Return	4.61%	28.83%	10.84%	2.62%	18.43%	38.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,597	$1,416	$964	$894	$829	$631
Ratio of Total Expenses to
Average Net Assets	0.35%	0.36%	0.36%	0.36%	0.40%	0.41%
Ratio of Net Investment Income to
Average Net Assets	1.30%	1.16%	1.44%	1.21%	1.31%	1.13%
Portfolio Turnover Rate	6%	7%	5%	5%	11%	7%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

Notes to Financial Statements

Capital Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

Capital Growth Portfolio

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and for the period ended June 30, 2018, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2018, the investment advisory fee represented an effective annual rate of 0.15% of the portfolio’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board

Capital Growth Portfolio

of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2018, the portfolio had contributed to Vanguard capital in the amount of $85,000, representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of June 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,367,848	76,528	—
Temporary Cash Investments	153,079	—	—
Total	1,520,927	76,528	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2018, the cost of investment securities for tax purposes was $999,259,000. Net unrealized appreciation of investment securities for tax purposes was $598,196,000, consisting of unrealized gains of $623,209,000 on securities that had risen in value since their purchase and $25,013,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2018, the portfolio purchased $117,761,000 of investment securities and sold $41,136,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2018	December 31, 2017
	Shares	Shares
	(000)	(000)
Issued	6,246	8,903
Issued in Lieu of Cash Distributions	1,525	1,388
Redeemed	(3,051)	(3,962)
Net Increase (Decrease) in Shares Outstanding	4,720	6,329

At June 30, 2018, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 55% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no events or transactions occurred subsequent to June 30, 2018, that would require recognition or disclosure in these financial statements.

Capital Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Growth Portfolio	12/31/2017	6/30/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,046.06	$1.78
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.06	1.76

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.35%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Capital Growth Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Capital Growth Portfolio has renewed the portfolio’s investment advisory arrangement with PRIMECAP Management Company (PRIMECAP). The board determined that renewing the portfolio’s advisory arrangement was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that PRIMECAP, founded in 1983, is recognized for its long-term approach to equity investing. Five experienced portfolio managers are responsible for separate sub-portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term growth potential that the market has yet to appreciate. The multi-counselor approach that the advisor employs is designed to emphasize individual decision-making and enable the portfolio managers to invest only in their highest-conviction ideas. PRIMECAP’s fundamental research focuses on developing opinions independent from Wall Street’s consensus and maintaining a long-term horizon. The firm has managed the portfolio since its inception in 2002.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expense ratio appears in the About Your Portfolio’s Expenses section as well as in the Financial Statements section, which also includes information about the portfolio’s advisory fee rate.

The board did not consider the profitability of PRIMECAP in determining whether to approve the advisory fee, because PRIMECAP is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Capital Growth Portfolio

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Conservative Allocation Portfolio

For the six months ended June 30, 2018, the Conservative Allocation Portfolio returned –0.20%. Its composite index returned –0.03% and the average return of its peers was –0.64%.

Please note that the portfolio returns in Vanguard Variable Insurance Fund (VVIF) are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

U.S. bond prices declined as inflation concerns grew

The Conservative Allocation Portfolio, as a “fund of funds,” seeks to capture the returns of its benchmark by investing in a combination of VVIF portfolios and Vanguard index funds.

It targets an asset allocation of approximately 60% bonds and 40% stocks through these holdings: VVIF Total Bond Market Index Portfolio (42%), VVIF Equity Index Portfolio (20%), Vanguard Total International Bond Index Fund (18%), Vanguard Total International Stock Index Fund (16%), and Vanguard Extended Market Index Fund (4%).

The VVIF Total Bond Market Index Portfolio, which includes most of the U.S. bond market, returned –1.77%. U.S. bond prices generally declined and yields rose as inflation expectations increased, and the Federal Reserve leaned toward more aggressively raising interest rates.

The yield of the benchmark 10-year U.S. Treasury note climbed to 2.86% from 2.41% six months earlier. Treasuries and mortgage-backed securities mostly surpassed investment-grade corporate bonds.

The Total International Bond Index Fund returned 1.31% for the portfolio. Bonds from Europe and the Pacific region produced generally similar returns. Higher-quality international bonds outpaced those of lower quality, and longer-dated bonds mostly surpassed their shorter-dated counterparts.

U.S. small-cap stocks were top performers

In the U.S. equity markets, small-capitalization stocks surpassed their large- and mid-cap counterparts and growth outpaced value. The Extended

Market Index Fund, which concentrates on mid- and small-cap stocks, returned about 6%, and the Equity Index Portfolio, which focuses on large-caps, returned more than 2%.

Six of the 11 industry sectors posted positive results for the period. Information technology, consumer discretionary, and energy were the market leaders. Consumer staples, telecommunication services, and industrials recorded the poorest returns.

The Total International Stock Index Fund returned almost –4% as the stronger dollar lowered international stock results. Without the currency impact, returns would have been higher. Emerging markets stocks returned about –7%, and stocks from the developed markets of Europe and the Pacific region both returned about –3%.

Total Returns
Six Months Ended
June 30, 2018
Conservative Allocation Portfolio	–0.20%
Conservative Allocation Composite Index[1]	–0.03
Variable Insurance Mixed-Asset Target Allocation Conservative Funds Average[2]	–0.64

Expense Ratios
Your Portfolio Compared With Its Peer Group
Variable Insurance
Mixed-Asset
	Acquired Fund	Target Allocation
	Fees and	Conservative
	Expenses[3]	Funds Average[4]
Conservative Allocation Portfolio	0.14%	0.45%

1 Weighted 48% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 12% FTSE Global All Cap ex-US Index as of June 3, 2013. Previously, the composite was weighted 60% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI ACWI ex USA IMI Index.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 This figure—drawn from the prospectus dated April 26, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Conservative Allocation Portfolio invests. The Conservative Allocation Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2018, the annualized acquired fund fees and expenses were 0.13%.
4 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Conservative Allocation Portfolio

Portfolio Profile

As of June 30, 2018

Total Portfolio Characteristics

Yield[1]	2.04%
Acquired Fund Fees and Expenses[2]	0.14%

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Total Bond Market Index Portfolio	41.6%
Vanguard Variable Insurance Fund
Equity Index Portfolio	20.4
Vanguard Total International Bond
Index Fund Admiral Shares	18.0
Vanguard Total International Stock
Index Fund Admiral Shares	15.8
Vanguard Extended Market Index
Fund Admiral Shares	4.2

Portfolio Asset Allocation

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated April 26, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Conservative Allocation Portfolio invests. The Conservative Allocation Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2018, the annualized acquired fund fees and expenses were 0.13%.

Conservative Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): October 19, 2011–June 30, 2018

Average Annual Total Returns: Periods Ended June 30, 2018
				Since
	Inception Date	One Year	Five Years	Inception
Conservative Allocation Portfolio	10/19/2011	4.96%	6.04%	6.56%

1 Six months ended June 30, 2018.
2 Weighted 48% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 12% FTSE Global All Cap ex US Index as of June 3, 2013. Previously, the composite was weighted 60% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI ACWI ex USA IMI Index.
See Financial Highlights for dividend and capital gains information.

Conservative Allocation Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (24.6%)
Vanguard Variable Insurance Fund—Equity Index Portfolio	1,581,034	64,585
Vanguard Extended Market Index Fund Admiral Shares	149,906	13,405
		77,990
International Stock Fund (15.8%)
Vanguard Total International Stock Market Index Fund Admiral Shares	1,727,540	50,133
U.S. Bond Fund (41.6%)
Vanguard Variable Insurance Fund—Total Bond Market Index Portfolio	11,625,178	132,062
International Bond Fund (18.0%)
Vanguard Total International Bond Index Fund Admiral Shares	2,610,950	57,102
Total Investment Companies (Cost $311,232)		317,287
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 2.122% (Cost $230)	2,300	230
Total Investments (100.1%) (Cost $311,462)		317,517
Other Assets and Liabilities (-0.1%)
Other Assets		50
Liabilities		(283)
		(233)
Net Assets (100%)
Applicable to 12,839,920 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		317,284
Net Asset Value Per Share		$24.71

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds		317,517
Receivables for Accrued Income		50
Total Assets		317,567
Liabilities
Payables for Investment Securities Purchased		268
Payables for Capital Shares Redeemed		15
Total Liabilities		283
Net Assets		317,284

At June 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	300,964
Undistributed Net Investment Income	5,078
Accumulated Net Realized Gains	5,187
Unrealized Appreciation (Depreciation)	6,055
Net Assets	317,284

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Conservative Allocation Portfolio

Statement of Operations

Six Months Ended
June 30, 2018
($000)
Investment Income
Income
Income Distributions Received
from Affiliated Funds	5,095
Net Investment Income—Note B	5,095
Realized Net Gain (Loss)
Capital Gain Distributions Received
from Affiliated Funds	1,274
Affiliated Funds Sold	3,925
Realized Net Gain (Loss)	5,199
Change in Unrealized Appreciation
(Depreciation) From Affiliated Funds	(10,843)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(549)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,095	6,406
Realized Net Gain (Loss)	5,199	6,808
Change in Unrealized Appreciation (Depreciation)	(10,843)	14,279
Net Increase (Decrease) in Net Assets Resulting from Operations	(549)	27,493
Distributions
Net Investment Income	(6,271)	(4,999)
Realized Capital Gain[1]	(6,817)	(4,437)
Total Distributions	(13,088)	(9,436)
Capital Share Transactions
Issued	36,444	73,598
Issued in Lieu of Cash Distributions	13,088	9,437
Redeemed	(24,800)	(27,654)
Net Increase (Decrease) from Capital Share Transactions	24,732	55,381
Total Increase (Decrease)	11,095	73,438
Net Assets
Beginning of Period	306,189	232,751
End of Period[2]	317,284	306,189

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $284,000 and $719,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,078,000 and $6,254,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Conservative Allocation Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$25.84	$24.22	$23.72	$24.44	$23.86	$22.27
Investment Operations
Net Investment Income[1]	.411	.592	.527	.470	.495	.514
Capital Gain Distributions Received[1]	.103	.203	.128	.201	.130	.252
Net Realized and Unrealized Gain (Loss)
on Investments	(.560)	1.769	.728	(.611)	.971	1.229
Total from Investment Operations	(.046)	2.564	1.383	.060	1.596	1.995
Distributions
Dividends from Net Investment Income	(.519)	(.500)	(.407)	(.387)	(.386)	(.215)
Distributions from Realized Capital Gains	(.565)	(.444)	(.476)	(.393)	(.630)	(.190)
Total Distributions	(1.084)	(.944)	(.883)	(.780)	(1.016)	(.405)
Net Asset Value, End of Period	$24.71	$25.84	$24.22	$23.72	$24.44	$23.86

Total Return	-0.20%	10.89%	6.02%	0.20%	6.91%	9.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$317	$306	$233	$199	$160	$102
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.14%	0.16%	0.16%	0.19%	0.19%
Ratio of Net Investment Income to
Average Net Assets	1.97%	2.38%	2.20%	1.95%	2.07%	2.23%
Portfolio Turnover Rate	17%	19%	14%	15%	13%	37%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Conservative Allocation Portfolio

Notes to Financial Statements

Conservative Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and for the period ended June 30, 2018, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended June 30, 2018, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At June 30, 2018, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

Conservative Allocation Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2018, the cost of investment securities for tax purposes was $311,462,000. Net unrealized appreciation of investment securities for tax purposes was $6,055,000, consisting of unrealized gains of $14,143,000 on securities that had risen in value since their purchase and $8,088,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2018	December 31, 2017
	Shares	Shares
	(000)	(000)
Issued	1,452	2,961
Issued in Lieu of Cash Distributions	527	393
Redeemed	(990)	(1,111)
Net Increase (Decrease) in Shares Outstanding	989	2,243

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Dec. 31,		Proceeds	Realized				June 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	209	NA1	NA1	—	—	—	—	230
Vanguard Extended
Market Index Fund	12,933	390	658	209	531	80	—	13,405
Vanguard Variable
Insurance Fund—
Equity Index Portfolio	60,375	16,984	12,421	2,883	(3,236)	1,047	1,019	64,585
Vanguard Variable
Insurance Fund—
Total Bond Market
Index Portfolio	129,293	18,501	10,285	16	(5,463)	3,007	255	132,062
Vanguard Total
International Bond
Index Fund	54,705	2,497	552	46	406	295	—	57,102
Vanguard Total
International Stock
Index Fund	48,843	6,949	3,349	771	(3,081)	666	—	50,133
Total	306,358	45,321	27,265	3,925	(10,843)	5,095	1,274	317,517
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to June 30, 2018, that would require recognition or disclosure in these financial statements.

Conservative Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Conservative Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Conservative Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Conservative Allocation Portfolio	12/31/2017	6/30/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$998.04	$0.64
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.15	0.65

1 The calculations are based on the Conservative Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Conservative Allocation Portfolio’s annualized expense figure for that period is 0.13%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Conservative Allocation Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Conservative Allocation Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the portfolio since its inception in 2011, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the portfolio since its inception, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the portfolio’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s acquired fund fees and expenses appears in the About Your Portfolio’s Expenses section as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangement with the portfolio and its underlying funds ensures that the portfolio will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Conservative Allocation Portfolio

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float Adjusted Index and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Conservative Allocation Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Conservative Allocation Portfolio. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Conservative Allocation Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Conservative Allocation Portfolio or the owners of the Conservative Allocation Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Conservative Allocation Portfolio. Investors acquire the Conservative Allocation Portfolio from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Conservative Allocation Portfolio. The Conservative Allocation Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Conservative Allocation Portfolio or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Conservative Allocation Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Conservative Allocation Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Conservative Allocation Portfolio or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Conservative Allocation Portfolio.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Conservative Allocation Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Conservative Allocation Portfolio, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF

THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE CONSERVATIVE ALLOCATION PORTFOLIO.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

Diversified Value Portfolio

Advisor’s Report

The Diversified Value Portfolio returned –2.58% for the six months ended June 30, 2018. It trailed both the –1.69% return of its benchmark, the Russell 1000 Value Index, and the –1.35% average return of peer funds.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The investment environment

After an extraordinary year for stocks in 2017, the first six months of 2018 produced periods of negative returns and a growing list of worries about the sustainability of the nine-year bull market.

Extreme optimism and lack of fear (volatility) were replaced by higher interest rates, a stronger U.S. dollar, higher energy prices, and escalating trade wars (which generated perhaps the most apprehension). While these were all valid concerns, they were offset (at least temporarily) by the benefits derived from tax cuts, repatriations, and higher government spending.

Each concern had a very different and uneven effect on individual industries and companies. This could lead to a future inflection point favoring active stock selection rather than the passive investing that has been so popular.

It may also call into question the popularity of growth stocks relative to value stocks, as many passive benchmarks (particularly the S&P 500 Index) have outsized weightings in a handful of “superstar” growth stocks. Although these stocks continue to outperform, the underpinnings of a value cycle—most notably faster economic growth and higher interest rates—are present and on the increase.

Our successes and shortfalls

Our overweight to and stock selection in energy added to results. Most of the energy stocks in the portfolio had leverage to higher oil prices and a strong fundamental story.

Occidental Petroleum, ConocoPhillips, and BP all did exceptionally well. Occidental’s stock increased as its Permian Basin oil production surpassed anticipated levels and its midstream business (with excess

Total Returns
Six Months Ended
June 30, 2018
Diversified Value Portfolio	-2.58%
Russell 1000 Value Index	-1.69
Variable Insurance Large-Cap Value Funds Average[1]	-1.35

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Value
	Portfolio	Funds Average
Diversified Value Portfolio	0.27%	0.83%

pipeline takeaway capacity) captured significant margins in a tight market. ConocoPhillips’ stock increased as the company’s cash flow was leveraged to higher oil prices. Further, management used the proceeds from last year’s asset sale in Canada to delever the company, along with increasing production and cash flow, to institute a multiyear share repurchase program. BP stock increased as financial results for both its upstream and downstream assets exceeded expectations.

The health care sector detracted most, largely because of an overweighted position in Cardinal Health. One of the biggest pharmaceutical distributors in North America, Cardinal also has a dominant medical product distribution business. Distributors make a disproportionate amount of profits from generic drugs, whose pricing has been weaker than usual over the last two years.

Accelerating FDA approvals of new generics will keep pressuring prices, but the consolidation of purchasers into large organizations has run its course, which should lead to moderating price deflation. Another concern is that Amazon will join the health care distribution supply chain industry, but we believe this is overblown given the operational, regulatory, and clinical barriers to entry. We continue to hold Cardinal as the stock is trading at just 10 times forward earnings with a 3.5% dividend yield. The valuation should improve as the pharmaceutical business recovers and the medical business gets past its Cordis integration issues.

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2018, the Diversified Value Portfolio’s annualized expense ratio was 0.27%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2017.

Diversified Value Portfolio

Our portfolio positioning

We are now in the ninth year of a growth-driven equity bull market. The valuation of the overall stock market is above average, corporate profit margins are near peak levels, and interest rates are rising. All of this suggests more modest returns going forward. If markets fall or moderate, our fundamental, defensive style of investing should provide downside protection because we invest in cheaper stocks with strong dividend support. Your portfolio is well-positioned for the sustained period of value stock outperformance that we expect to follow growth stocks’ dominance.

We remain focused on buying a concentrated portfolio of good companies trading at valuations below the broad market for reasons that we believe to be temporary or overblown. These companies have higher-than-average returns on invested capital and free cash flow margins and return a greater-than-average amount of the free cash flow to shareholders, especially through dividends.

This bottom-up investing approach has led to today’s portfolio positioning, with an overweight to the health care sector and underweights to financials, real estate investment trusts, and electric utilities. We are optimistic that the combination of a fundamental premium with a valuation advantage situates the portfolio well for the future.

Portfolio Managers:

Jeff Fahrenbruch, Managing Director

David Ganucheau, Managing Director

Barrow, Hanley, Mewhinney
& Strauss, LLC

July 19, 2018

Diversified Value Portfolio

Portfolio Profile
As of June 30, 2018

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	42	730	3,779
Median Market Cap	$92.9B	$60.8B	$64.B
Price/Earnings Ratio	16.3x	16.2x	20.7x
Price/Book Ratio	2.3x	2.0x	3.0x
Yield[3]	2.6%	2.5%	1.8%
Return on Equity	15.6%	12.1%	15.0%
Earnings Growth Rate	5.2%	5.6%	8.3%
Foreign Holdings	6.9%	0.0%	0.0%
Turnover Rate[4]	27%	—	—
Expense Ratio[5]	0.27%	—	—
Short-Term Reserves	0.7%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.92	0.83
Beta	0.99	0.94

Sector Diversification (% of portfolio)
	Comparative Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	12.3%	8.3%	13.2%
Consumer Staples	7.5	7.3	6.2
Energy	14.6	11.1	6.1
Financials	17.5	23.3	14.3
Health Care	18.7	13.9	13.7
Industrials	10.0	7.9	10.2
Information Technology	9.0	9.9	24.7
Materials	6.3	4.1	3.1
Real Estate	0.0	4.9	3.8
Telecommunication
Services	1.8	3.6	1.8
Utilities	2.3	5.7	2.9

Ten Largest Holdings[6] (% of total net assets)

JPMorgan Chase & Co.	Diversified Banks	3.5%
Wells Fargo & Co.	Diversified Banks	3.5
United Technologies	Aerospace
Corp.	& Defense	3.4
Lowe’s Cos. Inc.	Home Improvement
	Retail	3.3
Air Products &
Chemicals Inc.	Industrial Gases	3.2
Occidental Petroleum	Integrated Oil
Corp.	& Gas	3.2
Pfizer Inc.	Pharmaceuticals	3.2
Express Scripts	Health Care
Holding Co.	Services	3.1
Medtronic plc	Health Care
	Equipment	3.1
Dollar General Corp.	General
	Merchandise Stores	3.1
Top Ten		32.6%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Value Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the index.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2018, the Diversified Value Portfolio’s annualized expense ratio was 0.27%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Diversified Value Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2007–June 30, 2018

Average Annual Total Returns: Periods Ended June 30, 2018

	Inception Date	One Year	Five Years	Ten Years
Diversified Value Portfolio	2/8/1999	3.23%	8.54%	8.10%

1 Six months ended June 30, 2018.
See Financial Highlights for dividend and capital gains information.

Diversified Value Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.0%)
Consumer Discretionary (12.2%)
Lowe’s Cos. Inc.	355,397	33,965
Dollar General Corp.	325,900	32,134
Comcast Corp. Class A	890,564	29,219
Twenty-First Century Fox
Inc. Class A	360,616	17,919
Adient plc	239,233	11,768
		125,005
Consumer Staples (7.4%)
Philip Morris International
Inc.	338,264	27,311
Altria Group Inc.	435,279	24,720
Imperial Brands plc ADR	643,707	23,907
		75,938
Energy (14.4%)
Occidental Petroleum Corp.	390,308	32,661
Schlumberger Ltd.	455,460	30,529
Phillips 66	251,530	28,249
BP plc ADR	506,767	23,139
ConocoPhillips	310,953	21,649
Chevron Corp.	94,194	11,909
		148,136
Financials (17.4%)
JPMorgan Chase & Co.	346,048	36,058
Wells Fargo & Co.	639,559	35,457
American Express Co.	304,928	29,883
US Bancorp	557,131	27,868
Citigroup Inc.	300,331	20,098
American International
Group Inc.	320,198	16,977
Navient Corp.	493,467	6,430
* SLM Corp.	493,654	5,652
		178,423
Health Care (18.5%)
Pfizer Inc.	900,024	32,653
* Express Scripts Holding Co.	417,065	32,202
Medtronic plc	375,579	32,153
Johnson & Johnson	213,371	25,890
CVS Health Corp.	373,740	24,050
Sanofi ADR	582,900	23,322
Cardinal Health Inc.	400,710	19,567
		189,837

Industrials (9.9%)
United Technologies Corp.	275,630	34,462
Johnson Controls
International plc	869,765	29,094
General Electric Co.	1,610,864	21,924
General Dynamics Corp.	84,009	15,660
		101,140
Information Technology (8.9%)
Oracle Corp.	711,383	31,344
QUALCOMM Inc.	532,742	29,897
Microsoft Corp.	300,489	29,631
		90,872
Materials (6.2%)
Air Products & Chemicals
Inc.	212,603	33,109
DowDuPont Inc.	470,625	31,023
		64,132
Telecommunication Services (1.8%)
Verizon Communications
Inc.	208,059	10,468
AT&T Inc.	248,615	7,983
		18,451
Utilities (2.3%)
Exelon Corp.	286,154	12,190
Dominion Energy Inc.	166,582	11,358
		23,548
Total Common Stocks
(Cost $931,962)		1,015,482
Temporary Cash Investment (0.7%)
Money Market Fund (0.7%)
[1] Vanguard Market
Liquidity Fund, 2.122%
(Cost $7,009)	70,081	7,009
Total Investments (99.7%)
(Cost $938,971)		1,022,491

Amount
($000)
Other Assets and Liabilities (0.3%)
Other Assets
Investment in Vanguard	55
Receivables for Investment Securities Sold 7,791
Receivables for Accrued Income	2,372
Receivables for Capital Shares Issued	276
Other Assets	2
Total Other Assets	10,496
Liabilities
Payables for Investment Securities Purchased (5,211)
Payables for Capital Shares Redeemed	(988)
Payables to Investment Advisor	(241)
Payables to Vanguard	(1,183)
Total Liabilities	(7,623)
Net Assets (100%)
Applicable to 66,771,381 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,025,364
Net Asset Value Per Share	$15.36

At June 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	889,806
Undistributed Net Investment Income	12,148
Accumulated Net Realized Gains	39,890
Unrealized Appreciation (Depreciation)	83,520
Net Assets	1,025,364

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

Diversified Value Portfolio

Statement of Operations

Six Months Ended
June 30, 2018
($000)
Investment Income
Income
Dividends[1]	15,169
Interest [2]	71
Securities Lending—Net	12
Total Income	15,252
Expenses
Investment Advisory Fees—Note B
Basic Fee	678
Performance Adjustment	(172)
The Vanguard Group—Note C
Management and Administrative	838
Marketing and Distribution	74
Custodian Fees	10
Shareholders’ Reports	2
Trustees’ Fees and Expenses	1
Total Expenses	1,431
Expenses Paid Indirectly	(12)
Net Expenses	1,419
Net Investment Income	13,833
Realized Net Gain (Loss) on Investment
Securities Sold[2]	39,884
Change in Unrealized Appreciation
(Depreciation) of Investment Securities[2]	(83,884)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(30,167)

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $420,000 and $14,464,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $12,148,000 and $26,062,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,833	27,806
Realized Net Gain (Loss)	39,884	54,302
Change in Unrealized Appreciation (Depreciation)	(83,884)	58,076
Net Increase (Decrease) in Net Assets Resulting from Operations	(30,167)	140,184
Distributions
Net Investment Income	(27,747)	(31,847)
Realized Capital Gain[1]	(54,228)	(106,243)
Total Distributions	(81,975)	(138,090)
Capital Share Transactions
Issued	53,795	83,423
Issued in Lieu of Cash Distributions	81,975	138,090
Redeemed	(135,367)	(216,526)
Net Increase (Decrease) from Capital Share Transactions	403	4,987
Total Increase (Decrease)	(111,739)	7,081
Net Assets
Beginning of Period	1,137,103	1,130,022
End of Period[2]	1,025,364	1,137,103

1 Dividends are net of foreign withholding taxes of $161,000.
2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $71,000, $1,000, and $0, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Diversified Value Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$17.04	$17.11	$16.55	$18.65	$18.10	$14.31
Investment Operations
Net Investment Income	. 205[1]	.401[1]	.496	.471	.447	.412
Net Realized and Unrealized Gain (Loss)
on Investments	(.635)	1.658	1.468	(.901)	1.248	3.731
Total from Investment Operations	(.430)	2.059	1.964	(.430)	1.695	4.143
Distributions
Dividends from Net Investment Income	(.423)	(.491)	(.461)	(.466)	(.415)	(.353)
Distributions from Realized Capital Gains	(.827)	(1.638)	(.943)	(1.204)	(.730)	—
Total Distributions	(1.250)	(2.129)	(1.404)	(1.670)	(1.145)	(.353)
Net Asset Value, End of Period	$15.36	$17.04	$17.11	$16.55	$18.65	$18.10

Total Return	-2.58%	13.16%	12.96%	-2.45%	9.83%	29.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,025	$1,137	$1,130	$1,060	$1,213	$1,116
Ratio of Total Expenses to
Average Net Assets[2]	0.27%	0.27%	0.27%	0.28%	0.34%	0.35%
Ratio of Net Investment Income to
Average Net Assets	2.57%	2.45%	3.01%	2.55%	2.50%	2.50%
Portfolio Turnover Rate	27%	18%	34%	13%	16%	20%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized. 1 Calculated based on average shares outstanding.

2 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.03%), (0.03%), (0.03%), (0.01%), and (0.01%).

Notes to Financial Statements

Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and for the period ended June 30, 2018, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Diversified Value Portfolio

4. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

5. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2018, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, LLC, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance relative to the MSCI Prime Market 750 Index for the preceding three years. For the six months ended June 30, 2018, the investment advisory fee represented an effective annual basic rate of 0.13% of the portfolio’s average net assets before a decrease of $172,000 (0.03%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2018, the portfolio had contributed to Vanguard capital in the amount of $55,000, representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The portfolio has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the six months ended June 30, 2018, these arrangements reduced the portfolio’s expenses by $12,000 (an annual rate of 0.00% of average net assets).

Diversified Value Portfolio

E. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At June 30, 2018, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2018, the cost of investment securities for tax purposes was $938,971,000. Net unrealized appreciation of investment securities for tax purposes was $83,520,000, consisting of unrealized gains of $185,744,000 on securities that had risen in value since their purchase and $102,224,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2018, the portfolio purchased $144,332,000 of investment securities and sold $217,380,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2018	December 31, 2017
	Shares	Shares
	(000)	(000)
Issued	3,277	5,070
Issued in Lieu of Cash Distributions	5,292	8,835
Redeemed	(8,513)	(13,222)
Net Increase (Decrease) in Shares Outstanding	56	683

At June 30, 2018, two shareholders were each a record or beneficial owner of 25% or more of the portfolio’s net assets, with a combined ownership of 66%. If one of these shareholders were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no events or transactions occurred subsequent to June 30, 2018, that would require recognition or disclosure in these financial statements.

Diversified Value Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Value Portfolio	12/31/2017	6/30/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$974.17	$1.32
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.46	1.35

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Diversified Value Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Diversified Value Portfolio has renewed the portfolio’s investment advisory arrangement with Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley). The board determined that renewing the portfolio’s advisory arrangement was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Barrow Hanley, founded in 1979, is known for its commitment to value investing. A subsidiary of Old Mutual Asset Management, Barrow Hanley remains independently managed. Using fundamental research, the advisor seeks to make long-term investments in quality or improving businesses that are undervalued because of short-term disappointments. Barrow Hanley seeks to construct a portfolio with strict adherence to valuation factors, below-average price/earnings and price/book value ratios, and above-average current yields. The firm has managed the portfolio since its inception in 1999.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears in the About Your Portfolio’s Expenses section as well as in the Financial Statements section, which also includes information about the portfolio’s advisory fee rate.

The board did not consider the profitability of Barrow Hanley in determining whether to approve the advisory fee, because Barrow Hanley is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rate negotiated with Barrow Hanley without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Diversified Value Portfolio

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Equity Income Portfolio

Advisors’ Report

The Equity Income Portfolio returned –1.36% for the six months ended June 30, 2018. Its benchmark, the FTSE High Dividend Yield Index, returned –1.48%, and the average return of its peers was –1.24%. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also provided a discussion of the investment environment that existed during the first half of 2018 and its effect on the portfolio’s positioning. These reports were prepared on July 19, 2018.

Wellington Management Company LLP

Portfolio Manager:

W. Michael Reckmeyer, III, CFA, Senior Managing Director

Market environment

Following an impressive rally in 2017, U.S. equities started the new year on shakier footing. A sharp decline at the end of January was accompanied by a substantial rise in volatility. The changes appeared to be triggered by investors’ concerns about lofty valuations and potential upside risks to inflation, bond yields, and Federal Reserve policy stemming from pro-growth deregulation, tax cuts, and increased government spending. At the end of March, U.S. equity markets, as measured by the S&P 500 Index, posted negative returns for the first time in several quarters.

On the geopolitical front, fears of a global trade war rose as President Trump announced plans to impose tariffs on billions of dollars’ worth of Chinese steel and aluminum. Nevertheless, U.S. economic data during the first quarter was healthy, including robust job growth and sustained low unemployment. Capital

Total Returns
Six Months Ended
June 30, 2018
Equity Income Portfolio	-1.36%
FTSE High Dividend Yield Index	-1.48
Variable Insurance Equity Income Funds Average[1]	-1.24

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Equity Income
	Portfolio	Funds Average
Equity Income Portfolio	0.31%	0.83%

expenditures increased in February as durable goods orders beat expectations and shipments accelerated broadly. Consumer and business confidence also remained high.

The positive U.S. economic story continued into the second quarter, resulting in an upswing in equities. Strong corporate earnings growth, as measured by the S&P 500 Index, reached levels not seen since 2010. Companies were largely upbeat about domestic growth prospects but cited rising wages, commodity prices, and logistics costs as potential headwinds.

As widely anticipated, the Federal Reserve raised its benchmark interest rate by 25 basis points in June—the second hike in 2018—and signaled the potential for two more raises this year.

Despite underlying strength in the U.S., concerns remained about the sustainability of growth in light of broader macroeconomic risks. The possible effects of rising interest rates, slowing global growth, ongoing trade tensions, and Eurozone political disruptions prompted us to take a more defensive position. In particular, we sold names with higher valuations that hit our price targets and reallocated to stocks that we believe will fare better if the economy worsens.

Investment review

Individual security selection weighed most on returns for our portion of the fund. Holdings in consumer discretionary, financials, and energy detracted from relative performance. Sector allocation, a residual of our bottom-up process, contributed modestly but was not enough to offset our stock selection. An underweight to information technology also hurt, as did exposure to consumer staples

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2018, the Equity Income Portfolio’s annualized expense ratio was 0.30%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Equity Income Portfolio

companies British American Tobacco and Philip Morris International. Both companies struggled with increased pressure related to product innovation and regulation. While we continue to hold these stocks, we have trimmed our positions as we evaluate the companies’ advancements in next-generation products. We also reduced our once-largest position, Microsoft, which hit insufficient yield levels as shares neared our target price. The stock continued to trend higher during the period, helped by better-than-expected revenue, growth in the cloud computing business, and solid earnings reports.

Stock selection in information technology, health care, and industrials boosted relative returns, as did overweights to the energy and utilities sectors and an underweight to industrials. The top contributor during the period was Suncor Energy, an out-of-benchmark holding. An underweight to poor performer Procter & Gamble and our decision to sell out of General Electric also helped. Our conviction in General Electric weakened after the company announced disappointing earnings at the end of 2017, lowered its guidance, conveyed an intention to sell some of its legacy businesses, and announced the dividend would be cut in half.

Our allocation to the energy sector–our largest overweight––grew during the six months. We are positioned favorably to pipeline companies, which typically have a more defensive business model because their assets are largely regulated. We believe the oil markets will tighten over the next couple of years because of a lack of new projects and our belief that shale production cannot meet all of the incremental demand.

In addition to energy, we are also overweighted in health care, real estate, and utilities. We are most underweighted in consumer discretionary, information technology, and industrials.

New positions during the period included Comcast, Koninklijke Philips, Lockheed Martin, and American Electric Power. We also added to Johnson & Johnson and Chevron. We eliminated our stakes in VF Corporation, Raytheon, Abbott

Laboratories, and Diageo and trimmed our exposure to Cisco Systems, Phillips 66, and BlackRock.

We remain true to our philosophy and approach, focused on finding investment opportunities in quality dividend-paying companies with superior total return potential at discounted valuations.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of
Alpha Equity Investments

Equity Income Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	62	$869	Employs a fundamental approach to identify desirable
Company LLP			individual stocks, seeking those that typically offer
			above-average dividend yields, below-average
			valuations, and the potential for dividend increases
			in the future.

Vanguard Quantitative	34	464	Employs a quantitative fundamental management
Equity Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.

Cash Investments	4	61	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

The investment environment

GDP growth was 2.0% in the first quarter of 2018, a decrease from the previous quarter’s 2.9%. Contributions came from nonresidential fixed investment, personal consumption, and exports, as well as government spending at the federal, state, and local levels. These were partly offset by negative results from residential fixed income and private inventory investment, along with an increase in imports.

Unemployment rose to 4.0% in June versus expectations that it would hold steady at 3.8% from May. In its June meeting, the Federal Reserve raised its target interest rate to 1.75–2.00%, noting a still-strengthening labor market and steadily rising economic activity. The Fed also noted that inflation has moved closer to 2% and expressed concerns over the uncertainty of trade policy. U.S. stock market performance for the period was mixed; 5 of the 11 industry sectors advanced, led by information technology, consumer discretionary, and energy. Consumer staples, telecommunication services, and industrials had the worst

Equity Income Portfolio

results. Growth stocks exceeded value, and small-capitalization stocks outpaced large- and mid-caps.

Investment objective and strategy

Although our overall performance is affected by the macroeconomic factors we’ve described, our approach to investing focuses on specific stock fundamentals that we believe are more likely to produce outperformance over the long run. Those fundamentals include high quality, management decisions, consistent earnings growth, strong market sentiment, and reasonable valuation.

Using these five themes, we generate a daily composite stock ranking, seeking to capitalize on investor biases. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected return while minimizing exposure to risks that our research indicates do not improve returns (such as industry selection and other risks relative to the benchmark).

Our successes and shortfalls

Over the six months, our growth model produced the largest gains; management decisions and valuations helped as well. However, our quality model detracted significantly, and the momentum model also hurt. Results exceeded the benchmark in 6 of 11 sectors and were strongest in consumer discretionary, utilities, and consumer staples. Financials, materials, and telecommunication services were the weakest relative performers.

The portfolio benefited from Ralph Lauren and Tailored Brands in consumer discretionary and First Energy and Public Service Enterprise Group in utilities, as well as an underweighted allocation to Altria Group in consumer staples. The greatest shortfalls came from Ferroglobe and Greif in materials, Federated Investors in financials, and AT&T in telecommunication services, along with an underweighted allocation to CME Group in financials.

Equity Income Portfolio

Portfolio Profile
As of June 30, 2018

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	169	405	3,779
Median Market Cap $92.9B		$107.6B	$64.B
Price/Earnings Ratio	16.8x	16.4x	20.7x
Price/Book Ratio	2.5x	2.5x	3.0x
Yield[3]	2.8%	3.2%	1.8%
Return on Equity	15.4%	15.9%	15.0%
Earnings Growth Rate	2.3%	3.3%	8.3%
Foreign Holdings	8.6%	0.0%	0.0%
Turnover Rate[4]	50%	—	—
Expense Ratio[5]	0.31%	—	—
Short-Term Reserves	1.4%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.92
Beta	0.98	0.86

Sector Diversification (% of equity exposure)
	Comparative Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	5.8%	8.0%	13.2%
Consumer Staples	12.9	13.0	6.2
Energy	12.1	10.1	6.1
Financials	15.8	16.2	14.3
Health Care	14.9	13.4	13.7
Industrials	9.8	10.9	10.2
Information Technology	11.3	12.2	24.7
Materials	3.8	4.0	3.1
Other	0.8	0.0	0.0
Real Estate	0.9	0.0	3.8
Telecommunication
Services	4.0	4.7	1.8
Utilities	7.9	7.5	2.9

Ten Largest Holdings[6] (% of total net assets)

JPMorgan Chase & Co.	Diversified Banks	3.6%
Johnson & Johnson	Pharmaceuticals	3.0
Chevron Corp.	Integrated Oil & Gas 2.7
Intel Corp.	Semiconductors	2.4
Verizon	Integrated
Communications Inc.	Telecommunication
	Services	2.4
Cisco Systems Inc.	Communications
	Equipment	2.3
Pfizer Inc.	Pharmaceuticals	2.1
Wells Fargo & Co.	Diversified Banks	2.1
Exxon Mobil Corp.	Integrated Oil & Gas 1.9
Philip Morris
International Inc.	Tobacco	1.9
Top Ten		24.4%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 FTSE High Dividend Yield Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the index.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2018, the Equity Income Portfolio’s annualized expense ratio was 0.30%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Equity Income Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2007–June 30, 2018

Average Annual Total Returns: Periods Ended June 30, 2018

	Inception Date	One Year	Five Years	Ten Years
Equity Income Portfolio	6/7/1993	9.83%	11.21%	10.09%

1 Six months ended June 30, 2018.
See Financial Highlights for dividends and capital gains information.

Equity Income Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (94.5%)[1]
Consumer Discretionary (5.2%)
Comcast Corp. Class A	559,502	18,357
McDonald’s Corp.	67,437	10,567
Home Depot Inc.	52,981	10,337
General Motors Co.	123,571	4,869
Cie Generale des
Etablissements
Michelin SCA	33,037	3,997
Las Vegas Sands Corp.	47,361	3,616
Dine Brands Global Inc.	37,191	2,782
Best Buy Co. Inc.	36,829	2,747
Tailored Brands Inc.	89,065	2,273
Abercrombie & Fitch Co.	78,247	1,915
Polaris Industries Inc.	14,636	1,788
MDC Holdings Inc.	57,515	1,770
Gannett Co. Inc.	137,151	1,467
Ralph Lauren Corp. Class A	11,573	1,455
John Wiley & Sons Inc.
Class A	21,660	1,352
Brinker International Inc.	25,107	1,195
Omnicom Group Inc.	9,494	724
New Media Investment
Group Inc.	32,766	605
Ford Motor Co.	49,037	543
		72,359
Consumer Staples (12.3%)
Philip Morris
International Inc.	322,106	26,007
PepsiCo Inc.	182,462	19,865
Coca-Cola Co.	403,383	17,692
Unilever NV	311,086	17,334
Procter & Gamble Co.	218,243	17,036
Sysco Corp.	198,807	13,577
Walmart Inc.	127,057	10,882
British American
Tobacco plc	168,586	8,492
Mondelez International
Inc. Class A	195,761	8,026
Kraft Heinz Co.	99,780	6,268
Nestle SA	78,822	6,109
Kellogg Co.	47,703	3,333
Clorox Co.	22,346	3,022
Conagra Brands Inc.	80,815	2,888
Altria Group Inc.	48,872	2,775
Nu Skin Enterprises Inc.
Class A	34,431	2,692
Flowers Foods Inc.	122,843	2,559
General Mills Inc.	43,852	1,941
Coca-Cola European
Partners plc	17,723	720
		171,218
Energy (11.7%)
Chevron Corp.	299,247	37,834
Exxon Mobil Corp.	324,905	26,879
Suncor Energy Inc.	603,828	24,564
Occidental Petroleum Corp.	167,071	13,981
Canadian Natural
Resources Ltd.	317,927	11,468

^	TransCanada Corp.	249,851	10,810
	Schlumberger Ltd.	155,484	10,422
	Kinder Morgan Inc.	489,918	8,657
	Phillips 66	48,655	5,464
	Valero Energy Corp.	44,178	4,896
	ConocoPhillips	41,100	2,861
^	CVR Energy Inc.	71,636	2,650
	HollyFrontier Corp.	30,807	2,108
	Cosan Ltd.	93,623	714
			163,308
Financials (15.0%)
	JPMorgan Chase & Co.	480,020	50,018
	Wells Fargo & Co.	515,822	28,597
	MetLife Inc.	408,709	17,820
	Marsh & McLennan Cos.
	Inc.	151,585	12,426
	PNC Financial Services
	Group Inc.	90,541	12,232
	Chubb Ltd.	75,216	9,554
	M&T Bank Corp.	47,451	8,074
	American International
	Group Inc.	152,099	8,064
	US Bancorp	127,578	6,382
	BlackRock Inc.	12,664	6,320
	Travelers Cos. Inc.	46,726	5,717
	Principal Financial Group Inc.	92,415	4,893
	BB&T Corp.	80,355	4,053
	Aflac Inc.	92,344	3,973
	SunTrust Banks Inc.	55,655	3,674
	Regions Financial Corp.	184,932	3,288
	Fifth Third Bancorp	108,433	3,112
	LPL Financial Holdings Inc.	40,448	2,651
	Lazard Ltd. Class A	50,910	2,490
	Umpqua Holdings Corp.	105,999	2,395
	First American Financial
	Corp.	44,670	2,310
	Prudential Financial Inc.	23,925	2,237
	Kemper Corp.	29,178	2,207
	BankUnited Inc.	50,656	2,069
	FNF Group	46,849	1,763
	CME Group Inc.	8,207	1,345
	Waddell & Reed Financial
	Inc. Class A	56,381	1,013
	Moelis & Co. Class A	7,458	437
	American National
	Insurance Co.	2,727	326
			209,440
Health Care (14.1%)
	Johnson & Johnson	343,766	41,713
	Pfizer Inc.	822,235	29,831
	Eli Lilly & Co.	271,035	23,127
	Merck & Co. Inc.	371,187	22,531
	Bristol-Myers Squibb Co.	308,807	17,089
	Medtronic plc	178,311	15,265
	Koninklijke Philips NV	225,634	9,560
	Novartis AG	119,147	9,026
	AbbVie Inc.	89,813	8,321
	Amgen Inc.	42,721	7,886
	Roche Holding AG	31,013	6,880

CVS Health Corp.	47,928	3,084
Gilead Sciences Inc.	31,520	2,233
		196,546
Industrials (9.2%)
Union Pacific Corp.	117,475	16,644
Caterpillar Inc.	121,422	16,473
Lockheed Martin Corp.	47,980	14,175
3M Co.	66,240	13,031
Eaton Corp. plc	153,753	11,491
Boeing Co.	33,153	11,123
Honeywell International Inc.	73,843	10,637
United Technologies Corp.	40,625	5,079
BAE Systems plc	567,014	4,824
General Electric Co.	236,800	3,223
PACCAR Inc.	51,900	3,216
H&E Equipment Services
Inc.	71,994	2,708
Raytheon Co.	13,300	2,569
Copa Holdings SA Class A	23,888	2,260
McGrath RentCorp	30,666	1,940
Waste Management Inc.	19,833	1,613
Ryder System Inc.	21,215	1,524
United Parcel Service Inc.
Class B	11,838	1,258
Norfolk Southern Corp.	7,958	1,201
Delta Air Lines Inc.	23,738	1,176
Hillenbrand Inc.	18,679	881
Triton International Ltd.	28,534	875
Covanta Holding Corp.	52,612	868
		128,789
Information Technology (10.3%)
Intel Corp.	683,535	33,979
Cisco Systems Inc.	745,795	32,092
Analog Devices Inc.	171,621	16,462
QUALCOMM Inc.	160,778	9,023
Microsoft Corp.	87,408	8,619
Maxim Integrated
Products Inc.	129,912	7,621
Texas Instruments Inc.	67,874	7,483
International Business
Machines Corp.	41,322	5,773
HP Inc.	186,668	4,235
Broadcom Inc.	16,405	3,981
Seagate Technology plc	55,946	3,159
KLA-Tencor Corp.	27,594	2,829
Western Union Co.	129,467	2,632
ManTech International
Corp. Class A	39,322	2,109
Cypress Semiconductor
Corp.	128,042	1,995
National Instruments Corp.	28,875	1,212
Hewlett Packard Enterprise
Co.	17,213	251
		143,455
Materials (3.6%)
DowDuPont Inc.	379,631	25,025
LyondellBasell Industries
NV Class A	78,287	8,600
International Paper Co.	151,813	7,906
Huntsman Corp.	87,755	2,563
CF Industries Holdings Inc.	52,699	2,340
WestRock Co.	28,271	1,612
Schnitzer Steel Industries
Inc.	41,653	1,404
Praxair Inc.	8,361	1,322
		50,772
Other (0.7%)
[2] Vanguard High Dividend
Yield ETF	119,332	9,911

Equity Income Portfolio

		Market
		Value•
	Shares	($000)
Real Estate (0.8%)
Crown Castle International
Corp.	102,572	11,059

Telecommunication Services (3.9%)
Verizon Communications
Inc.	664,907	33,452
AT&T Inc.	355,654	11,420
BCE Inc.	174,648	7,073
Cogent Communications
Holdings Inc.	37,719	2,014
		53,959
Utilities (7.7%)
NextEra Energy Inc.	106,837	17,845
Dominion Energy Inc.	170,896	11,652
Exelon Corp.	244,816	10,429
Sempra Energy	85,681	9,948
American Electric Power
Co. Inc.	130,029	9,005
Eversource Energy	138,983	8,146
Duke Energy Corp.	87,717	6,937
Xcel Energy Inc.	141,801	6,477
Public Service Enterprise
Group Inc.	72,037	3,900
FirstEnergy Corp.	97,439	3,499
Entergy Corp.	38,978	3,149
Atmos Energy Corp.	33,905	3,056
Edison International	47,718	3,019
AES Corp.	217,431	2,916
MDU Resources Group Inc.	87,618	2,513
Otter Tail Corp.	48,663	2,316
NRG Yield Inc.	56,830	978
CenterPoint Energy Inc.	21,478	595
Hawaiian Electric Industries
Inc.	14,676	503
NRG Yield Inc. Class A	16,760	286
		107,169
Total Common Stocks
(Cost $1,137,313)		1,317,985
Temporary Cash Investments (6.1%)[1]
Money Market Fund (4.5%)
[3,4] Vanguard Market Liquidity
Fund, 2.122%	620,681	62,075

		Face	Market
		Amount	Value•
		($000)	($000)
Repurchase Agreement (1.4%)
	BNP Paribas Securities
	Corp. 2.120%, 7/2/18
	(Dated 6/29/18, Repurchase
	Value $20,204,000,
	collateralized by Federal
	Home Loan Mortgage
	Corp. 3.092%–3.598%,
	1/1/35–8/1/47, Federal
	National Mortgage Assn.
	2.430%–4.000%,
	9/1/33–10/1/47, and
	Government National
	Mortgage Assn.
	2.625%–3.375%,
	2/20/42–11/20/46, with
	a value of $20,604,000)	20,200	20,200

U.S. Government and Agency Obligations (0.2%)
[5]	United States Treasury Bill,
	1.941%, 9/27/18	300	299
[5]	United States Treasury Bill,
	1.934%, 10/11/18	180	179
[5]	United States Treasury Bill,
	2.078%, 11/15/18	1,800	1,786
			2,264
Total Temporary Cash Investments
(Cost $84,540)			84,539
Total Investments (100.6%)
(Cost $1,221,853)			1,402,524
Other Assets and Liabilities (-0.6%)
Other Assets			12,092
Liabilities[4]			(20,854)
			(8,762)
Net Assets (100%)
Applicable to 62,562,484 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			1,393,762
Net Asset Value Per Share			$22.28

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	1,330,538
Affiliated Vanguard Issuers	71,986
Total Investments in Securities	1,402,524
Investment in Vanguard	74
Receivables for Investment
Securities Sold	8,352
Receivables for Accrued Income	2,207
Receivables for Capital Shares Issued	1,159
Variation Margin Receivable—
Futures Contracts	39
Other Assets	261
Total Other Assets	1,414,616
Liabilities
Payables for Investment Securities
Purchased	6,456
Collateral for Securities on Loan	12,426
Payables to Investment Advisor	211
Payables for Capital Shares Redeemed	696
Payables to Vanguard	1,065
Total Liabilities	20,854
Net Assets	1,393,762

At June 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,107,969
Undistributed Net Investment Income	16,831
Accumulated Net Realized Gains	89,405
Unrealized Appreciation (Depreciation)
Investment Securities	180,671
Futures Contracts	(1,114)
Foreign Currencies	—
Net Assets	1,393,762

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	Sept 2018	384	52,255	(1,114)

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $12,026,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.3% and 2.3%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $12,426,000 of collateral received for securities on loan.
5 Securities of $2,264,000 has been segregated as initial margin for open futures contracts.

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Portfolio

Statement of Operations

Six Months Ended
June 30, 2018
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	19,643
Dividends—Affiliated Issuers	148
Interest—Unaffiliated Issuers	176
Interest—Affiliated Issuers	379
Securities Lending—Net	58
Total Income	20,404
Expenses
Investment Advisory Fees—Note B
Basic Fee	701
Performance Adjustment	(7)
The Vanguard Group—Note C
Management and Administrative	1,249
Marketing and Distribution	114
Custodian Fees	21
Shareholders’ Reports	3
Trustees’ Fees and Expenses	1
Total Expenses	2,082
Net Investment Income	18,322
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated
Issuers	88,267
Investment Securities Sold—Affiliated
Issuers	3
Futures Contracts	1,120
Foreign Currencies	(11)
Realized Net Gain (Loss)	89,379
Change in Unrealized Appreciation
(Depreciation)
Investment Securities—Unafilliated
Issuers (125,283)
Investment Securities—Affiliated
Issuers	(306)
Futures Contracts	(1,012)
Foreign Currencies	(8)
Change in Unrealized Appreciation
(Depreciation) (126,609)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(18,908)
1 Dividends are net of foreign withholding taxes of $330,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,322	31,503
Realized Net Gain (Loss)	89,379	83,246
Change in Unrealized Appreciation (Depreciation)	(126,609)	93,723
Net Increase (Decrease) in Net Assets Resulting from Operations	(18,908)	208,472
Distributions
Net Investment Income	(31,643)	(30,286)
Realized Capital Gain[1]	(83,467)	(38,130)
Total Distributions	(115,110)	(68,416)
Capital Share Transactions
Issued	146,731	185,060
Issued in Lieu of Cash Distributions	115,110	68,416
Redeemed	(106,100)	(193,435)
Net Increase (Decrease) from Capital Share Transactions	155,741	60,041
Total Increase (Decrease)	21,723	200,097
Net Assets
Beginning of Period	1,372,039	1,171,942
End of Period[2]	1,393,762	1,372,039

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $10,108,000 and $5,782,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $16,831,000 and $30,163,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.64	$22.10	$21.22	$23.04	$22.36	$17.63
Investment Operations
Net Investment Income	. 308[1]	.582[1]	.568	.597	.603	.532
Net Realized and Unrealized Gain (Loss)
on Investments	(.625)	3.275	2.361	(.437)	1.782	4.681
Total from Investment Operations	(.317)	3.857	2.929	.160	2.385	5.213
Distributions
Dividends from Net Investment Income	(.562)	(.583)	(.583)	(.596)	(.555)	(.483)
Distributions from Realized Capital Gains	(1.481)	(.734)	(1.466)	(1.384)	(1.150)	—
Total Distributions	(2.043)	(1.317)	(2.049)	(1.980)	(1.705)	(.483)
Net Asset Value, End of Period	$22.28	$24.64	$22.10	$21.22	$23.04	$22.36

Total Return	-1.36%	18.25%	15.07%	0.85%	11.41%	30.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,394	$1,372	$1,172	$940	$978	$911
Ratio of Total Expenses to
Average Net Assets[2]	0.30%	0.31%	0.30%	0.31%	0.32%	0.32%
Ratio of Net Investment Income to
Average Net Assets	2.67%	2.56%	2.89%	2.76%	2.69%	2.71%
Portfolio Turnover Rate	50%	38%	32%	36%	31%	34%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Includes performance-based investment advisory fee increases (decreases) of (0.00%), (0.00%), (0.01%), (0.01%), 0.00%, and 0.00%.

Notes to Financial Statements

Equity Income Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

Equity Income Portfolio

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liablilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2018, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and for the period ended June 30, 2018, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net

Equity Income Portfolio

amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilites for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2018, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firm Wellington Management Company llp provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company llp is subject to quarterly adjustments based on performance relative to the FTSE High Dividend Yield Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the portfolio as described below; the portfolio paid Vanguard advisory fees of $269,000 for the six months ended June 30, 2018.

For the six months ended June 30, 2018, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.10% of the portfolio’s average net assets, before a decrease of $7,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2018, the portfolio had contributed to Vanguard capital in the amount of $74,000, representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Equity Income Portfolio

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of June 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,269,098	48,887	—
Temporary Cash Investments	62,075	22,464	—
Futures Contracts—Assets[1]	39	—	—
Total	1,331,212	71,351	—
1 Represents variation margin on the last day of the reporting period.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2018, the cost of investment securities for tax purposes was $1,221,853,000. Net unrealized appreciation of investment securities for tax purposes was $180,671,000, consisting of unrealized gains of $219,686,000 on securities that had risen in value since their purchase and $39,015,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2018, the portfolio purchased $363,076,000 of investment securities and sold $326,335,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2018	December 31, 2017
	Shares	Shares
	(000)	(000)
Issued	6,255	7,997
Issued in Lieu of Cash Distributions	5,121	3,147
Redeemed	(4,497)	(8,480)
Net Increase (Decrease) in Shares Outstanding	6,879	2,664

At June 30, 2018, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 61% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

Equity Income Portfolio

H. Transactions during the period in investments where the issuer is another member of the Vanguard Group were as follows:

					Current Period Transactions
	Dec. 31,		Proceeds	Net	Change in			June 30,
	2017		from	Realized	Net		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard High
Dividend Yield ETF	10,218	—	—	—	(307)	148	—	9,911
Vanguard Market
Liquidity Fund	39,324	NA1	NA1	3	1	379	—	62,075
Total	49,542	—	—	3	(306)	527	—	71,986

1 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no events or transactions occurred subsequent to June 30,
2018, that would require recognition or disclosure in these financial statements.

Equity Income Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Portfolio	12/31/2017	6/30/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$986.40	$1.48
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.31	1.51

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.30%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Equity Income Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund Equity Income Portfolio has renewed the portfolio’s investment advisory arrangements with Wellington Management Company llp (Wellington Management) and The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group. The board determined that renewing the portfolio’s advisory arrangements was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of each advisor. The board considered the following: Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. Utilizing fundamental research, Wellington Management seeks to build a portfolio with an above-market yield, superior growth rate, and more attractive valuation. While every company purchased for the portfolio will pay a dividend, the goal is to build a portfolio with an above-market yield in aggregate, allowing for individual companies with below-market yields. Normalized earnings, normalized price/earnings ratios, and improving returns on capital are key to the research process. The firm has advised a portion of the portfolio since 2003.

Vanguard. Vanguard has been managing investments for more than four decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the portfolio since 2003.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the portfolio’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory expense rate was also well below the peer-group average. Information about the portfolio’s expense ratio appears in the About Your Portfolio’s Expenses section as well as in the Financial Statements section, which also includes information about the portfolio’s advisory expense rate.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for shareholders.

Equity Income Portfolio

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rate negotiated with Wellington Management without any need for asset-level breakpoints. Wellington Management’s advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group. The board also concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as the portfolio’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Equity Income Portfolio

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Equity Index Portfolio

U.S. stocks faced high volatility but in aggregate posted modest gains for the first half of 2018. Investor concerns about monetary policy, trade tariffs, and rising inflation were countered by favorable job reports and corporate earnings. The Federal Reserve raised short-term interest rates in March and June and signaled that two more increases were likely during 2018. The yield on 10-year U.S. Treasuries topped 3% for the first time since 2014 but fell back as short-term rates increased, resulting in a flatter yield curve.

For the six months ended June 30, the Equity Index Portfolio of Vanguard Variable Insurance Fund returned 2.57%, closely tracking its benchmark index, the Standard & Poor’s 500 Index. The portfolio outpaced the average return of its peer funds.

The table below shows the returns of your portfolio and its comparative standards for the period.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable

Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Consumer discretionary led sector returns

The Equity Index Portfolio provides exposure to the stocks of the largest U.S. companies. Stocks of every style and from every industry sector are represented. During the period, large-and mid-capitalization stocks lagged their small-cap counterparts, and growth stocks outpaced value.

Six of the portfolio’s 11 industry sectors recorded gains. Consumer discretionary stocks returned more than 11%. Information technology, the largest sector, returned more than 10% and added most to results, as investors shook off concerns about greater regulatory scrutiny after widely publicized security and privacy breaches. Energy stocks also were strong contributors, as oil production cuts by OPEC and Russia helped drive oil inventories to three-year lows and boost oil prices. Health care, real estate, and utilities posted gains as well.

The consumer staples and telecommunication services sectors each declined more than –8%. Industrials, financials, and materials also lost ground. Consumer staples, financials, and industrials detracted most from returns.

Total Returns
Six Months Ended
June 30, 2018
Equity Index Portfolio	2.57%
S&P 500 Index	2.65
Variable Insurance Large-Cap Core Funds Average[1]	1.74

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Core
	Portfolio	Funds Average
Equity Index Portfolio	0.15%	0.78%

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 The portfolio expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2018, the portfolio’s annualized expense ratio was 0.15%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Equity Index Portfolio

Portfolio Profile
As of June 30, 2018

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	507	505	3,779
Median Market Cap	$104.8B	$104.8B	$64.0B
Price/Earnings Ratio	21.0x	21.0x	20.7x
Price/Book Ratio	3.2x	3.2x	3.0x
Yield[3]	1.8%	1.9%	1.8%
Return on Equity	16.1%	16.1%	15.0%
Earnings Growth Rate	7.9%	7.9%	8.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	5%	—	—
Expense Ratio[5]	0.15%	—	—
Short-Term Reserves	-0.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.99
Beta	1.00	0.98

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	12.9%	12.9%	13.2%
Consumer Staples	6.9	6.9	6.2
Energy	6.3	6.3	6.1
Financials	13.9	13.8	14.3
Health Care	14.1	14.1	13.7
Industrials	9.5	9.6	10.2
Information Technology 26.0		26.0	24.7
Materials	2.6	2.6	3.1
Real Estate	2.9	2.9	3.8
Telecommunication
Services	2.0	2.0	1.8
Utilities	2.9	2.9	2.9

Ten Largest Holdings[6] (% of total net assets)

Apple Inc.	Technology Hardware,
	Storage & Peripherals	3.9
Microsoft Corp.	Systems Software	3.3
Amazon.com Inc.	Internet & Direct
	Marketing Retail	3.0
Alphabet Inc.	Internet Software
	& Services	2.9
Facebook Inc.	Internet Software
	& Services	2.0
Berkshire
Hathaway Inc.	Multi-Sector Holdings	1.6
JPMorgan Chase & Co. Diversified Banks		1.5
Exxon Mobil Corp.	Integrated Oil & Gas	1.5
Johnson & Johnson	Pharmaceuticals	1.4
Bank of America Corp.	Diversified Banks	1.1
Top Ten		22.2%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds) its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2018, the portfolio’s annualized expense ratio was 0.15%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Average Annual Total Returns: Periods Ended June 30, 2018

	Inception Date	One Year	Five Years	Ten Years
Equity Index Portfolio	4/29/1991	14.20%	13.27%	10.05%

1 Six months ended June 30, 2018.
See Financial Highlights for dividend and capital gains information.

Equity Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (12.9%)
*	Amazon.com Inc.	92,352	156,980
	Home Depot Inc.	264,552	51,614
*	Netflix Inc.	99,645	39,004
	Walt Disney Co.	340,973	35,737
	Comcast Corp. Class A	1,053,170	34,555
	McDonald’s Corp.	180,104	28,221
	NIKE Inc. Class B	294,178	23,440
*	Booking Holdings Inc.	11,009	22,316
	Lowe’s Cos. Inc.	188,501	18,015
	Starbucks Corp.	316,502	15,461
	TJX Cos. Inc.	143,825	13,689
*	Charter Communications
	Inc. Class A	42,520	12,467
	Twenty-First Century Fox
	Inc. Class A	241,471	11,999
	General Motors Co.	290,927	11,463
	Ford Motor Co.	897,681	9,937
	Target Corp.	122,304	9,310
	Marriott International Inc.
	Class A	68,021	8,611
	Ross Stores Inc.	86,852	7,361
	VF Corp.	75,168	6,128
	Yum! Brands Inc.	74,127	5,798
	Dollar General Corp.	58,388	5,757
	Aptiv plc	60,719	5,564
	Carnival Corp.	92,925	5,326
*	O’Reilly Automotive Inc.	18,757	5,131
	Hilton Worldwide Holdings
	Inc.	64,095	5,074
	Twenty-First Century Fox
	Inc.	101,057	4,979
*	Dollar Tree Inc.	54,587	4,640
	CBS Corp. Class B	78,290	4,401
	Best Buy Co. Inc.	56,315	4,200
*	AutoZone Inc.	6,152	4,128
	Royal Caribbean Cruises
	Ltd.	38,892	4,029
	Omnicom Group Inc.	52,215	3,982
	MGM Resorts International	115,210	3,345
	Expedia Group Inc.	27,617	3,319
	Lennar Corp. Class A	62,029	3,257
	Wynn Resorts Ltd.	19,355	3,239
	DR Horton Inc.	78,727	3,228
*	Mohawk Industries Inc.	14,488	3,104
	Tapestry Inc.	66,161	3,090
	Genuine Parts Co.	33,618	3,086
	Tiffany & Co.	23,307	3,067
*	Ulta Beauty Inc.	13,133	3,066
	Darden Restaurants Inc.	28,249	3,024
*	CarMax Inc.	40,687	2,965
	Newell Brands Inc.	111,335	2,871
	Kohl’s Corp.	38,451	2,803
	PVH Corp.	17,605	2,636
	Macy’s Inc.	70,023	2,621
*	Chipotle Mexican Grill Inc.
	Class A	5,676	2,448
	Viacom Inc. Class B	80,526	2,429

	Hasbro Inc.	26,090	2,408
	Advance Auto Parts Inc.	17,076	2,317
*	Michael Kors Holdings Ltd.	34,259	2,282
*	LKQ Corp.	71,118	2,269
*	Norwegian Cruise Line
	Holdings Ltd.	47,454	2,242
	Whirlpool Corp.	14,815	2,166
	Tractor Supply Co.	27,846	2,130
	Interpublic Group of
	Cos. Inc.	88,703	2,079
	L Brands Inc.	55,883	2,061
*	Discovery Communications
	Inc.	78,228	1,995
	BorgWarner Inc.	45,150	1,949
	Hanesbrands Inc.	82,535	1,817
*	DISH Network Corp.
	Class A	52,559	1,767
	News Corp. Class A	112,823	1,749
	PulteGroup Inc.	60,275	1,733
	Gap Inc.	49,909	1,617
	Ralph Lauren Corp.
	Class A	12,779	1,607
	Harley-Davidson Inc.	38,136	1,605
	Garmin Ltd.	25,315	1,544
	Foot Locker Inc.	26,978	1,420
	Nordstrom Inc.	27,146	1,406
*	TripAdvisor Inc.	24,517	1,366
	Leggett & Platt Inc.	30,044	1,341
	Mattel Inc.	79,158	1,300
	Goodyear Tire & Rubber
	Co.	55,141	1,284
	H&R Block Inc.	48,118	1,096
*	Discovery Communications
	Inc. Class A	35,718	982
*	Under Armour Inc.
	Class A	42,867	964
*	Under Armour Inc.	42,852	903
	News Corp. Class B	3,100	49
	Lennar Corp. Class B	1,031	44
			682,407
Consumer Staples (6.8%)
	Procter & Gamble Co.	576,661	45,014
	Coca-Cola Co.	878,478	38,530
	PepsiCo Inc.	325,200	35,404
	Philip Morris International
	Inc.	356,546	28,788
	Walmart Inc.	331,808	28,419
	Altria Group Inc.	433,994	24,646
	Costco Wholesale Corp.	100,572	21,018
	Mondelez International Inc.
	Class A	338,242	13,868
	Colgate-Palmolive Co.	199,972	12,960
	Walgreens Boots Alliance
	Inc.	195,535	11,735
	Kraft Heinz Co.	137,020	8,608
	Constellation Brands Inc.
	Class A	38,572	8,442
	Kimberly-Clark Corp.	80,112	8,439
	Sysco Corp.	109,908	7,506

	Estee Lauder Cos. Inc.
	Class A	51,468	7,344
	General Mills Inc.	135,914	6,016
	Archer-Daniels-Midland Co.	127,912	5,862
*	Monster Beverage Corp.	93,966	5,384
	Kroger Co.	186,638	5,310
	Tyson Foods Inc. Class A	68,318	4,704
	Clorox Co.	29,787	4,029
	Kellogg Co.	57,418	4,012
	McCormick & Co. Inc.	27,865	3,235
	Conagra Brands Inc.	90,274	3,225
	Church & Dwight Co. Inc.	56,088	2,982
	Hershey Co.	31,990	2,977
	Brown-Forman Corp.
	Class B	60,037	2,942
	Molson Coors Brewing Co.
	Class B	42,460	2,889
	JM Smucker Co.	25,995	2,794
^	Hormel Foods Corp.	62,020	2,308
	Campbell Soup Co.	44,216	1,792
	Coty Inc. Class A	108,888	1,535
			362,717
Energy (6.3%)
	Exxon Mobil Corp.	971,005	80,331
	Chevron Corp.	438,237	55,406
	Schlumberger Ltd.	317,675	21,294
	ConocoPhillips	268,287	18,678
	EOG Resources Inc.	132,730	16,516
	Occidental Petroleum
	Corp.	175,645	14,698
	Valero Energy Corp.	98,835	10,954
	Phillips 66	96,240	10,809
	Halliburton Co.	200,849	9,050
	Anadarko Petroleum Corp.	118,209	8,659
	Kinder Morgan Inc.	435,284	7,692
	Marathon Petroleum Corp.	105,930	7,432
	Pioneer Natural Resources
	Co.	39,047	7,389
	ONEOK Inc.	94,312	6,586
	Devon Energy Corp.	120,223	5,285
	Williams Cos. Inc.	190,131	5,154
*	Concho Resources Inc.	34,118	4,720
	Andeavor	31,963	4,193
	Marathon Oil Corp.	196,183	4,092
	Apache Corp.	87,389	4,085
	Hess Corp.	59,843	4,003
	Noble Energy Inc.	111,272	3,926
	National Oilwell Varco Inc.	87,322	3,790
	EQT Corp.	57,631	3,180
	Baker Hughes a GE Co.	95,885	3,167
	TechnipFMC plc	99,410	3,155
	HollyFrontier Corp.	40,600	2,778
	Cabot Oil & Gas Corp.	103,024	2,452
	Cimarex Energy Co.	21,806	2,219
	Helmerich & Payne Inc.	25,128	1,602
*	Newfield Exploration Co.	45,938	1,390
			334,685

Equity Index Portfolio

			Market
			Value•
		Shares	($000)
Financials (13.8%)
	JPMorgan Chase & Co.	780,809	81,360
*	Berkshire Hathaway Inc.
	Class B	409,957	76,519
	Bank of America Corp.	2,162,490	60,961
	Wells Fargo & Co.	1,005,750	55,759
	Citigroup Inc.	584,765	39,132
	US Bancorp	357,782	17,896
	Goldman Sachs Group Inc.	80,606	17,779
	American Express Co.	163,742	16,047
	Morgan Stanley	312,616	14,818
	PNC Financial Services
	Group Inc.	107,696	14,550
	BlackRock Inc.	28,238	14,092
	Charles Schwab Corp.	275,361	14,071
	Chubb Ltd.	106,832	13,570
	CME Group Inc.	78,135	12,808
	Bank of New York Mellon
	Corp.	231,768	12,499
	S&P Global Inc.	57,634	11,751
	American International
	Group Inc.	205,860	10,915
	Capital One Financial Corp.	111,577	10,254
	MetLife Inc.	233,168	10,166
	Intercontinental Exchange
	Inc.	132,825	9,769
	Marsh & McLennan
	Cos. Inc.	116,371	9,539
	BB&T Corp.	178,787	9,018
	Prudential Financial Inc.	96,365	9,011
	Progressive Corp.	133,579	7,901
	State Street Corp.	83,800	7,801
	Aon plc	56,086	7,693
	Aflac Inc.	177,628	7,642
	Travelers Cos. Inc.	61,951	7,579
	Allstate Corp.	80,584	7,355
	SunTrust Banks Inc.	106,531	7,033
	Moody’s Corp.	38,340	6,539
	T. Rowe Price Group Inc.	55,539	6,448
*	Berkshire Hathaway Inc.
	Class A	21	5,923
	M&T Bank Corp.	33,259	5,659
	Discover Financial Services	79,943	5,629
	Synchrony Financial	163,026	5,442
	Northern Trust Corp.	48,547	4,995
	KeyCorp	243,982	4,767
	Ameriprise Financial Inc.	33,214	4,646
	Willis Towers Watson plc	30,330	4,598
	Regions Financial Corp.	257,712	4,582
	Fifth Third Bancorp	157,314	4,515
	Citizens Financial Group
	Inc.	111,367	4,332
	Hartford Financial Services
	Group Inc.	82,334	4,210
	Huntington Bancshares Inc.	253,060	3,735
*	E*TRADE Financial Corp.	60,653	3,710
	Comerica Inc.	39,399	3,582
*	SVB Financial Group	12,200	3,523
	MSCI Inc. Class A	20,400	3,375
	XL Group Ltd.	59,043	3,303
	Principal Financial Group
	Inc.	61,164	3,239
	Lincoln National Corp.	49,950	3,109
	Loews Corp.	59,827	2,888
	Arthur J Gallagher & Co.	41,874	2,734
	Cboe Global Markets Inc.	25,697	2,674
	Raymond James Financial
	Inc.	29,892	2,671
	Invesco Ltd.	93,754	2,490
	Nasdaq Inc.	26,917	2,457
	Zions Bancorporation	45,195	2,381

	Franklin Resources Inc.	72,824	2,334
	Cincinnati Financial Corp.	34,215	2,288
	Everest Re Group Ltd.	9,346	2,154
	Torchmark Corp.	24,334	1,981
	Unum Group	50,723	1,876
	Affiliated Managers Group
	Inc.	12,408	1,845
	Jefferies Financial Group
	Inc.	69,214	1,574
	People’s United Financial
	Inc.	80,225	1,451
	Assurant Inc.	12,087	1,251
*	Brighthouse Financial Inc.	27,460	1,100
			731,298
Health Care (14.0%)
	Johnson & Johnson	615,154	74,643
	UnitedHealth Group Inc.	220,386	54,070
	Pfizer Inc.	1,341,564	48,672
	Merck & Co. Inc.	617,042	37,454
	AbbVie Inc.	347,527	32,198
	Amgen Inc.	152,746	28,195
	Medtronic plc	310,547	26,586
	Abbott Laboratories	402,092	24,524
	Gilead Sciences Inc.	298,144	21,121
	Bristol-Myers Squibb Co.	374,842	20,744
	Thermo Fisher Scientific
	Inc.	92,239	19,106
	Eli Lilly & Co.	219,109	18,697
	CVS Health Corp.	233,161	15,004
	Becton Dickinson and Co.	61,265	14,677
*	Biogen Inc.	48,388	14,044
	Anthem Inc.	58,558	13,939
	Danaher Corp.	140,992	13,913
	Aetna Inc.	74,969	13,757
	Allergan plc	77,778	12,967
*	Celgene Corp.	162,080	12,872
	Stryker Corp.	73,685	12,442
*	Intuitive Surgical Inc.	25,987	12,434
*	Boston Scientific Corp.	316,462	10,348
*	Express Scripts Holding
	Co.	128,810	9,945
*	Vertex Pharmaceuticals
	Inc.	58,485	9,940
	Cigna Corp.	55,809	9,485
	Zoetis Inc.	110,979	9,454
*	Illumina Inc.	33,732	9,421
	Humana Inc.	31,614	9,409
	Baxter International Inc.	112,993	8,343
*	Edwards Lifesciences
	Corp.	48,322	7,034
	HCA Healthcare Inc.	64,048	6,571
*	Alexion Pharmaceuticals
	Inc.	51,003	6,332
	McKesson Corp.	46,374	6,186
*	Regeneron
	Pharmaceuticals Inc.	17,783	6,135
*	Centene Corp.	47,103	5,804
*	Align Technology Inc.	16,600	5,680
	Zimmer Biomet Holdings
	Inc.	46,515	5,184
	Agilent Technologies Inc.	73,431	4,541
*	IDEXX Laboratories Inc.	19,870	4,331
*	Cerner Corp.	72,276	4,321
*	Mylan NV	117,932	4,262
*	Laboratory Corp. of
	America Holdings	23,478	4,215
*	ABIOMED Inc.	9,700	3,968
*	IQVIA Holdings Inc.	37,157	3,709
	Cardinal Health Inc.	71,469	3,490
*	Waters Corp.	18,007	3,486
	Quest Diagnostics Inc.	31,080	3,417

*	Mettler-Toledo
	International Inc.	5,868	3,395
	ResMed Inc.	32,727	3,390
	AmerisourceBergen Corp.
	Class A	37,306	3,181
*	Incyte Corp.	40,406	2,707
	Cooper Cos. Inc.	11,257	2,651
*	Henry Schein Inc.	35,200	2,557
*	Hologic Inc.	62,815	2,497
*	Varian Medical Systems
	Inc.	20,972	2,385
	Dentsply Sirona Inc.	51,904	2,272
	Universal Health Services
	Inc. Class B	20,052	2,235
*	DaVita Inc.	31,904	2,215
	Perrigo Co. plc	29,426	2,145
	PerkinElmer Inc.	25,256	1,850
*	Nektar Therapeutics
	Class A	36,900	1,802
*	Envision Healthcare Corp.	27,993	1,232
			743,584
Industrials (9.5%)
	Boeing Co.	125,575	42,132
	General Electric Co.	1,991,877	27,109
	3M Co.	136,096	26,773
	Union Pacific Corp.	177,866	25,200
	Honeywell International
	Inc.	171,263	24,670
	United Technologies Corp.	170,588	21,329
	Caterpillar Inc.	137,133	18,605
	Lockheed Martin Corp.	56,966	16,829
	United Parcel Service Inc.
	Class B	158,121	16,797
	CSX Corp.	200,756	12,804
	FedEx Corp.	56,325	12,789
	Raytheon Co.	65,910	12,733
	Northrop Grumman Corp.	39,946	12,291
	General Dynamics Corp.	63,352	11,809
	Deere & Co.	74,340	10,393
	Emerson Electric Co.	144,410	9,985
	Norfolk Southern Corp.	64,761	9,770
	Illinois Tool Works Inc.	69,900	9,684
	Eaton Corp. plc	100,277	7,495
	Waste Management Inc.	91,235	7,421
	Delta Air Lines Inc.	147,932	7,329
	Johnson Controls
	International plc	212,432	7,106
	Roper Technologies Inc.	23,647	6,524
	Southwest Airlines Co.	122,289	6,222
	Fortive Corp.	70,446	5,432
	Ingersoll-Rand plc	56,879	5,104
	Rockwell Collins Inc.	37,761	5,086
	PACCAR Inc.	80,830	5,008
	Rockwell Automation Inc.	28,756	4,780
	Parker-Hannifin Corp.	30,412	4,740
	Cummins Inc.	35,584	4,733
	Stanley Black & Decker
	Inc.	35,427	4,705
*	IHS Markit Ltd.	81,907	4,226
	Harris Corp.	27,259	3,940
	Textron Inc.	58,890	3,881
	TransDigm Group Inc.	11,228	3,875
*	Verisk Analytics Inc.
	Class A	35,572	3,829
	AMETEK Inc.	53,004	3,825
*	United Continental
	Holdings Inc.	54,127	3,774
	Cintas Corp.	19,850	3,674
	American Airlines Group
	Inc.	95,708	3,633
	WW Grainger Inc.	11,664	3,597

Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Republic Services Inc.
	Class A	51,202	3,500
	L3 Technologies Inc.	17,981	3,458
	Equifax Inc.	27,520	3,443
	Fastenal Co.	65,868	3,170
	Expeditors International
	of Washington Inc.	40,090	2,931
*	United Rentals Inc.	19,258	2,843
	Xylem Inc.	41,448	2,793
	Masco Corp.	71,555	2,678
	CH Robinson Worldwide
	Inc.	31,882	2,667
*	Copart Inc.	46,300	2,619
	Dover Corp.	35,454	2,595
	Kansas City Southern	23,557	2,496
	Nielsen Holdings plc	77,045	2,383
	JB Hunt Transport
	Services Inc.	19,580	2,380
	Huntington Ingalls
	Industries Inc.	10,200	2,211
	Snap-on Inc.	13,036	2,095
	AO Smith Corp.	33,164	1,962
	Robert Half International
	Inc.	28,239	1,838
	Fortune Brands Home &
	Security Inc.	33,633	1,806
	Jacobs Engineering Group
	Inc.	27,672	1,757
	Alaska Air Group Inc.	28,314	1,710
	Allegion plc	21,893	1,694
	Arconic Inc.	97,259	1,654
	Fluor Corp.	32,376	1,579
	Pentair plc	37,074	1,560
*	Stericycle Inc.	19,412	1,267
	Flowserve Corp.	30,244	1,222
*	Quanta Services Inc.	34,194	1,142
			505,094
Information Technology (25.8%)
	Apple Inc.	1,127,184	208,653
	Microsoft Corp.	1,762,061	173,757
*	Facebook Inc. Class A	550,056	106,887
*	Alphabet Inc. Class C	69,691	77,751
*	Alphabet Inc. Class A	68,479	77,326
	Visa Inc. Class A	409,615	54,254
	Intel Corp.	1,068,739	53,127
	Cisco Systems Inc.	1,078,546	46,410
	Mastercard Inc. Class A	210,250	41,318
	NVIDIA Corp.	139,206	32,978
	Oracle Corp.	683,494	30,115
*	Adobe Systems Inc.	112,965	27,542
	International Business
	Machines Corp.	195,778	27,350
	Texas Instruments Inc.	224,469	24,748
	Accenture plc Class A	147,464	24,124
	Broadcom Inc.	92,014	22,326
*	salesforce.com Inc.	161,820	22,072
*	PayPal Holdings Inc.	255,974	21,315
	QUALCOMM Inc.	339,976	19,079
*	Micron Technology Inc.	265,998	13,949
	Automatic Data
	Processing Inc.	101,033	13,553
	Activision Blizzard Inc.	174,610	13,326
	Intuit Inc.	55,859	11,412
	Applied Materials Inc.	231,204	10,679
	Cognizant Technology
	Solutions Corp. Class A	134,344	10,612
*	Electronic Arts Inc.	70,360	9,922
	HP Inc.	376,340	8,539
	Analog Devices Inc.	85,012	8,154
	Fidelity National
	Information Services Inc.	75,974	8,056

*	eBay Inc.	211,971	7,686
	TE Connectivity Ltd.	80,279	7,230
*	Fiserv Inc.	93,890	6,956
*	Autodesk Inc.	50,271	6,590
*	Twitter Inc.	150,200	6,559
	Lam Research Corp.	37,625	6,504
	Amphenol Corp. Class A	69,200	6,031
*	Red Hat Inc.	40,768	5,478
	Western Digital Corp.	68,698	5,318
	DXC Technology Co.	65,362	5,269
	Corning Inc.	190,588	5,243
	Hewlett Packard
	Enterprise Co.	350,440	5,120
	Paychex Inc.	73,499	5,024
	Microchip Technology Inc.	53,907	4,903
	NetApp Inc.	61,473	4,828
	Motorola Solutions Inc.	37,222	4,332
*	FleetCor Technologies Inc.	20,500	4,318
	Global Payments Inc.	36,605	4,081
	Skyworks Solutions Inc.	41,787	4,039
	Xilinx Inc.	58,297	3,804
	Seagate Technology plc	65,950	3,724
	KLA-Tencor Corp.	35,693	3,660
*	ANSYS Inc.	19,248	3,353
	Total System Services Inc.	37,948	3,207
	Broadridge Financial
	Solutions Inc.	27,000	3,108
*	Take-Two Interactive
	Software Inc.	26,200	3,101
*	Citrix Systems Inc.	29,496	3,092
*	VeriSign Inc.	21,950	3,016
	Symantec Corp.	142,152	2,935
*	Synopsys Inc.	34,122	2,920
*	Akamai Technologies Inc.	39,252	2,874
*	Advanced Micro Devices
	Inc.	189,281	2,837
*	Cadence Design Systems
	Inc.	64,661	2,801
*	Gartner Inc.	20,997	2,791
	Alliance Data Systems
	Corp.	11,005	2,566
	CA Inc.	71,847	2,561
*	F5 Networks Inc.	14,006	2,415
*	Qorvo Inc.	28,849	2,313
	Juniper Networks Inc.	79,671	2,185
	Western Union Co.	104,985	2,134
*	IPG Photonics Corp.	8,600	1,897
	FLIR Systems Inc.	31,563	1,640
	Xerox Corp.	48,786	1,171
			1,370,948
Materials (2.6%)
	DowDuPont Inc.	532,206	35,083
	Praxair Inc.	65,834	10,412
	Ecolab Inc.	59,575	8,360
	LyondellBasell Industries
	NV Class A	73,696	8,095
	Air Products & Chemicals
	Inc.	50,335	7,839
	Sherwin-Williams Co.	18,893	7,700
	PPG Industries Inc.	57,175	5,931
	Freeport-McMoRan Inc.	309,290	5,338
	International Paper Co.	95,106	4,953
	Newmont Mining Corp.	122,581	4,622
	Nucor Corp.	72,860	4,554
	Vulcan Materials Co.	30,377	3,920
	WestRock Co.	58,940	3,361
	Eastman Chemical Co.	32,806	3,279
	Martin Marietta Materials
	Inc.	14,434	3,224
	Ball Corp.	80,044	2,846
	FMC Corp.	30,694	2,738

	Packaging Corp. of
	America	21,575	2,412
	Albemarle Corp.	25,440	2,400
	CF Industries Holdings Inc.	53,765	2,387
	Mosaic Co.	80,643	2,262
	International Flavors &
	Fragrances Inc.	18,142	2,249
	Avery Dennison Corp.	20,128	2,055
	Sealed Air Corp.	36,796	1,562
			137,582
Real Estate (2.9%)
	American Tower Corp.	101,340	14,610
	Simon Property Group Inc.	70,998	12,083
	Crown Castle International
	Corp.	95,129	10,257
	Prologis Inc.	122,321	8,035
	Equinix Inc.	18,274	7,856
	Public Storage	34,369	7,797
	Weyerhaeuser Co.	173,725	6,334
	AvalonBay Communities
	Inc.	31,704	5,450
	Equity Residential	84,604	5,388
	Welltower Inc.	85,331	5,349
	Digital Realty Trust Inc.	47,241	5,271
	Ventas Inc.	81,597	4,647
	Boston Properties Inc.	35,487	4,451
*	SBA Communications
	Corp. Class A	26,341	4,349
	Essex Property Trust Inc.	15,157	3,623
	Host Hotels & Resorts Inc.	170,618	3,595
	Realty Income Corp.	65,057	3,499
*	CBRE Group Inc. Class A	69,116	3,300
	Alexandria Real Estate
	Equities Inc.	23,526	2,968
	GGP Inc.	145,182	2,966
	Vornado Realty Trust	39,694	2,934
	Extra Space Storage Inc.	29,082	2,903
	HCP Inc.	107,731	2,782
	Mid-America Apartment
	Communities Inc.	26,247	2,642
	Duke Realty Corp.	81,408	2,363
	UDR Inc.	61,578	2,312
	Iron Mountain Inc.	64,269	2,250
	Federal Realty Investment
	Trust	16,798	2,126
	Regency Centers Corp.	33,581	2,085
	SL Green Realty Corp.	20,154	2,026
	Kimco Realty Corp.	97,522	1,657
	Apartment Investment &
	Management Co.	35,833	1,516
	Macerich Co.	24,877	1,414
			150,838
Telecommunication Services (2.0%)
	AT&T Inc.	1,665,433	53,477
	Verizon Communications
	Inc.	947,528	47,670
	CenturyLink Inc.	225,597	4,205
			105,352
Utilities (2.9%)
	NextEra Energy Inc.	108,089	18,054
	Duke Energy Corp.	160,736	12,711
	Southern Co.	231,992	10,744
	Dominion Energy Inc.	149,710	10,207
	Exelon Corp.	221,423	9,433
	American Electric Power
	Co. Inc.	112,963	7,823
	Sempra Energy	60,611	7,038
	Public Service Enterprise
	Group Inc.	115,987	6,280
	Consolidated Edison Inc.	71,267	5,557

Equity Index Portfolio

		Market
		Value•
	Shares	($000)
Xcel Energy Inc.	116,940	5,342
PG&E Corp.	118,525	5,044
Edison International	74,913	4,740
WEC Energy Group Inc.	72,502	4,687
PPL Corp.	160,469	4,581
DTE Energy Co.	41,748	4,326
Eversource Energy	72,534	4,251
FirstEnergy Corp.	102,702	3,688
* Evergy Inc.	62,200	3,493
American Water Works
Co. Inc.	40,685	3,474
Ameren Corp.	55,711	3,390
Entergy Corp.	41,393	3,344
CMS Energy Corp.	64,960	3,071
CenterPoint Energy Inc.	98,489	2,729
Alliant Energy Corp.	52,953	2,241
NRG Energy Inc.	68,674	2,108
Pinnacle West Capital
Corp.	25,657	2,067
AES Corp.	152,370	2,043
NiSource Inc.	76,951	2,022
SCANA Corp.	32,651	1,258
		155,746
Total Common Stocks
(Cost $3,358,892)		5,280,251
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.4%)
[2,3] Vanguard Market Liquidity
Fund, 2.122%	197,238	19,726

	Face	Market
Amount		Value•
	($000)	($000)
U.S. Government and Agency Obligations (0.0%)
[4] United States Treasury Bill,
1.918%, 10/4/18	300	299
[4] United States Treasury Bill,
2.035%–2.078%, 11/15/18	1,400	1,389
		1,688
Total Temporary Cash Investments
(Cost $21,414)		21,414
Total Investments (99.9%)
(Cost $3,380,306)		5,301,665

		Amount
		($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard		280
Receivables for Investment Securities Sold 4,201
Receivables for Accrued Income		4,398
Receivables for Capital Shares Issued		5,870
Variation Margin Receivable—
Futures Contracts		7
Total Other Assets		14,756
Liabilities
Payables for Investment Securities
Purchased		(2,662)
Collateral for Securities on Loan		(148)
Payables for Capital Shares Redeemed		(2,559)
Payables to Vanguard		(2,571)
Total Liabilities		(7,940)
Net Assets (100%)
Applicable to 129,955,669 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		5,308,481
Net Asset Value Per Share $40.85

At June 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	3,285,040
Undistributed Net Investment Income	42,016
Accumulated Net Realized Gains	60,499
Unrealized Appreciation (Depreciation)
Investment Securities	1,921,359
Futures Contracts	(433)
Net Assets	5,308,481

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $145,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0%
and -0.01%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $148,000 of collateral received for securities on loan.
4 Securities with a value of $1,192,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2018	204	27,760	(433)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2018
($000)
Investment Income
Income
Dividends	49,424
Interest[1]	160
Securities Lending—Net	2
Total Income	49,586
Expenses
The Vanguard Group—Note B
Investment Advisory Services	643
Management and Administrative	2,784
Marketing and Distribution	370
Custodian Fees	29
Shareholders’ Reports	8
Trustees’ Fees and Expenses	2
Total Expenses	3,836
Net Investment Income	45,750
Realized Net Gain (Loss)
Investment Securities Sold[1]	59,318
Futures Contracts	1,363
Realized Net Gain (Loss)	60,681
Change in Unrealized Appreciation
(Depreciation)
Investment Securities[1]	27,643
Futures Contracts	(600)
Change in Unrealized Appreciation
(Depreciation)	27,043
Net Increase (Decrease) in Net Assets
Resulting from Operations	133,474

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $2,110,000 and $3,181,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $42,016,000 and $84,581,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	45,750	87,861
Realized Net Gain (Loss)	60,681	85,733
Change in Unrealized Appreciation (Depreciation)	27,043	757,762
Net Increase (Decrease) in Net Assets Resulting from Operations	133,474	931,356
Distributions
Net Investment Income	(88,315)	(85,191)
Realized Capital Gain[1]	(85,966)	(145,507)
Total Distributions	(174,281)	(230,698)
Capital Share Transactions
Issued	287,113	429,437
Issued in Lieu of Cash Distributions	174,281	230,698
Redeemed	(289,884)	(512,346)
Net Increase (Decrease) from Capital Share Transactions	171,510	147,789
Total Increase (Decrease)	130,703	848,447
Net Assets
Beginning of Period	5,177,778	4,329,331
End of Period[2]	5,308,481	5,177,778

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $149,000, ($5,000), and $2,000, respectively.

Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Index Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$41.17	$35.63	$33.25	$34.44	$31.50	$24.93
Investment Operations
Net Investment Income	. 357[1]	.699[1]	.704	.759[2]	.587	.545
Net Realized and Unrealized Gain (Loss)
on Investments	.711	6.734	3.055	(.338)	3.522	7.235
Total from Investment Operations	1.068	7.433	3.759	.421	4.109	7.780
Distributions
Dividends from Net Investment Income	(.703)	(.699)	(.759)	(.569)	(.555)	(.505)
Distributions from Realized Capital Gains	(.685)	(1.194)	(.620)	(1.042)	(.614)	(.705)
Total Distributions	(1.388)	(1.893)	(1.379)	(1.611)	(1.169)	(1.210)
Net Asset Value, End of Period	$40.85	$41.17	$35.63	$33.25	$34.44	$31.50

Total Return	2.57%	21.66%	11.81%	1.27%	13.51%	32.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,308	$5,178	$4,329	$3,985	$3,784	$3,199
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	1.75%	1.85%	2.08%	2.31%[2]	1.88%	1.96%
Portfolio Turnover Rate	5%	5%	7%	4%	7%	8%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized. 1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $.13 and 0.35%, respectively, resulting from a special dividend from Medtronic plc in January 2015.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Index Portfolio

Notes to Financial Statements

Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2018, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and for the period ended June 30, 2018, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays

Equity Index Portfolio

and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2018, the portfolio had contributed to Vanguard capital in the amount of $280,000, representing 0.01% of the portfolio’s net assets and 0.11% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of June 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	5,280,251	—
Temporary Cash Investments	19,726	1,688	—
Futures Contracts—Assets[1]	7	—	—
Total	5,299,984	1,688
1 Represents variation margin on the last day of the reporting period.

Equity Index Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2018, the cost of investment securities for tax purposes was $3,380,306,000. Net unrealized appreciation of investment securities for tax purposes was $1,921,359,000, consisting of unrealized gains of $2,116,854,000 on securities that had risen in value since their purchase and $195,495,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2018, the portfolio purchased $173,867,000 of investment securities and sold $125,468,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2018	December 31, 2017
	Shares	Shares
	(000)	(000)
Issued	6,964	11,409
Issued in Lieu of Cash Distributions	4,242	6,442
Redeemed	(7,012)	(13,593)
Net Increase (Decrease) in Shares Outstanding	4,194	4,258

At June 30, 2018, two shareholders (including an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders and Vanguard Total Stock Market Index Portfolio) were each a record or beneficial owner of 25% or more of the portfolio’s net assets, with a combined ownership of 63%. If one of these shareholders were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no events or transactions occurred subsequent to June 30, 2018, that would require recognition or disclosure in these financial statements.

Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	12/31/2017	6/30/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,025.75	$0.75
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.05	0.75

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Equity Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Equity Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory expenses were also well below the peer-group average. Information about the portfolio’s expenses appears in the About Your Portfolio’s Expenses section as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Equity Index Portfolio

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Global Bond Index Portfolio

For the six months ended June 30, 2018, the Global Bond Index Portfolio returned –0.83%. After taking expenses into account, that performance was in line with that of its composite index (–0.75%), which consists of 70% Bloomberg Barclays U.S. Aggregate Float Adjusted Index and 30% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged). The portfolio’s peer group returned –2.19%.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio’s 30-day SEC yield climbed in January, but finished the six-month period at 2.00%, not far from where it had started.

The Federal Reserve continued raising interest rates

The outlook for continuing growth and rising inflation expectations led to bond yields ending the period higher, despite some support for demand at times from escalating trade tensions, political uncertainty in Europe, and geopolitical flare-ups.

The Federal Reserve, acknowledging the health of the economy, moved further down the path toward a more normal monetary policy. The Fed continued to shrink its balance sheet while raising the federal funds target rate. It increased the rate in March and again in June (to 1.75%–2%) and signaled that two more hikes were likely before the end of 2018.

U.S. bonds returned –1.6%. With U.S. Treasury yields rising across the maturity spectrum, their prices declined, resulting in a return of –1.1% for this large slice of the U.S. bond market. Returns from government mortgage-backed securities were generally a little better.

U.S. investment-grade corporate bonds fared worse, returning –3.3% as their average spread in yield versus Treasuries widened. By sector, bonds issued by

Total Returns
Six Months Ended
June 30, 2018
Global Bond Index Portfolio	-0.83%
Global Bond Composite Index[1]	-0.75
Variable Insurance Global Income Funds Average[2]	-2.19

financial institutions and industrial companies held up better than those of utilities. Higher-quality and shorter-date bonds held up best.

Elsewhere, central bankers were less inclined to act

In contrast to U.S. bonds, which finished the period in the red, non-U.S. bonds in the portfolio posted a gain of 1.4%. Amid slowing growth in the European Union, the European Central Bank announced in June that it would bring an end to its quantitative-easing program by the end of this year, but would not hike interest rates before the summer of 2019.

Slowing growth in the United Kingdom also led the Bank of England to push out further monetary tightening. The Bank of Japan left both its zero-interest-rate policy and its asset-purchase program unchanged.

The best performances among the largest market constituents were from Spain and France. Japan also came in above par. Italy and the United Kingdom detracted significantly from the portfolio’s performance.

Higher-quality non-U.S. bonds generally outperformed their lower-quality counterparts. And by maturity, longer-term bonds returned the most.

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
	Acquired Fund Fees	Global Income
	and Expenses[3]	Funds Average[4]
Global Bond Index Portfolio	0.14%	0.85%

1 Weighted 70% Bloomberg Barclays U.S. Aggregate Float Adjusted Index and 30% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged).
2 Derived from data provided by Lipper, a Thomas Reuters Company.
3 This figure—drawn from the prospectus dated April 26, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Global Bond Index Portfolio invests. The Global Bond Index Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2018, the annualized acquired fund fees and expenses were 0.14%.
4 The peer-group expense ratio is derived from data provided by Lipper, a Thomas Reuters Company, and captures information through year-end 2017.

Global Bond Index Portfolio

Portfolio Profile
As of June 30, 2018

Total Portfolio Characteristics

Yield[1]	2.00%
Acquired Fund Fees and Expenses[2]	0.14%

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Total Bond Market Index Portfolio	70.0%
Vanguard Total International Bond
Index Fund	30.0

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated April 26, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Global Bond Index Portfolio invests. The Global Bond Index Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2018, the annualized acquired fund fees and expenses were 0.14%.

Global Bond Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): September 7, 2017–June 30, 2018

Average Annual Total Returns: Periods Ended June 30, 2018
			Since Inception
	Inception Date	Capital	Income	Total
Vanguard Global Bond Index Portfolio	9/7/2017	-1.23%	0.25%	-0.98%

1 Six months ended June 30, 2018.
See Financial Highlights for dividend and capital gains information.

Global Bond Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Bond Fund (70.0%)
Vanguard Variable Insurance Fund—Total Bond Market Index Portfolio	7,094,724	80,596

International Bond Fund (30.0%)
Vanguard Total International Bond Index Fund Admiral Shares	1,581,507	34,588
Total Investment Companies (Cost $117,226)		115,184
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 2.122% (Cost $113)	1,129	113
Total Investments (100.1%) (Cost $117,339)		115,297
Other Assets and Liabilities (-0.1%)
Other Assets		166
Liabilities		(285)
		(119)
Net Assets (100%)
Applicable to 5,831,157 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)		115,178
Net Asset Value Per Share		$19.75

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds		115,297
Receivables for Capital Shares Issued		135
Receivables for Accrued Income		31
Total Assets		115,463
Liabilities
Payables for Investment Securities Purchased		256
Payables for Capital Shares Redeemed		29
Total Liabilities		285
Net Assets		115,178

At June 30, 2018, net assets consisted of:
		Amount
		($000)
Paid-in Capital		115,522
Undistributed Net Investment Income		1,538
Accumulated Net Realized Gains		160
Unrealized Appreciation (Depreciation)		(2,042)
Net Assets		115,178

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Bond Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2018
($000)
Investment Income
Income
Income Distributions Received
from Affiliated Funds	1,540
Net Investment Income—Note B	1,540
Realized Net Gain (Loss)
Capital Gain Distributions Received
from Affiliated Funds	118
Affiliated Investment Securities Sold	42
Realized Net Gain (Loss)	160
Change in Unrealized Appreciation
(Depreciation) from Affiliated Funds	(1,930)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(230)

Statement of Changes in Net Assets

		September 7,
	Six Months Ended	2017[1] to
	June 30,	December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,540	221
Realized Net Gain (Loss)	160	18
Change in Unrealized Appreciation (Depreciation)	(1,930)	(112)
Net Increase (Decrease) in Net Assets Resulting from Operations	(230)	127
Distributions
Net Investment Income	(223)	—
Realized Capital Gain [2]	(18)	—
Total Distributions	(241)
Capital Share Transactions
Issued	64,248	54,901
Issued in Lieu of Cash Distributions	240	—
Redeemed	(3,449)	(418)
Net Increase (Decrease) from Capital Share Transactions	61,039	54,483
Total Increase (Decrease)	60,568	54,610
Net Assets
Beginning of Period	54,610	—
End of Period[3]	115,178	54,610

1 Inception.

2 Includes fiscal 2018 and 2017 short-term gain distributions totaling $18,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,538,000 and $221,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Bond Index Portfolio

Financial Highlights

Six Months		Sept. 7,
	Ended	2017[1] to
	June 30,	Dec. 31,
For a Share Outstanding Throughout Each Period	2018	2017
Net Asset Value, Beginning of Period	$19.97	$20.00
Investment Operations
Net Investment Income[2]	.341	.164
Capital Gain Distributions Received	.026	—
Net Realized and Unrealized Gain (Loss) on Investments	(.532)	(.194)
Total from Investment Operations	(.165)	(.030)
Distributions
Dividends from Net Investment Income	(.051)	—
Distributions from Realized Capital Gains	(.004)	—
Total Distributions	(.055)	—
Net Asset Value, End of Period	$19.75	$19.97

Total Return	-0.83%	-0.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$115	$55
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.14%	0.14%[3]
Ratio of Net Investment Income to Average Net Assets	1.90%	2.59%[3]
Portfolio Turnover Rate	7%	8%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Bond Index Portfolio

Notes to Financial Statements

Global Bond Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds and portfolios. The portfolio invests a substantial amount of its assets in VVIF Total Bond Market Index Portfolio. The accompanying financial statements of VVIF Total Bond Market Index Portfolio should be read in conjunction with the financial statements of the portfolio. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for its open federal income tax period ended December 31, 2017, and for the period ended June 30, 2018, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended June 30, 2018, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Global Bond Index Portfolio

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At June 30, 2018, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2018, the cost of investment securities for tax purposes was $117,339,000. Net unrealized depreciation of investment securities for tax purposes was $2,042,000, consisting of unrealized gains of $88,000 on securities that had risen in value since their purchase and $2,130,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	September 7, 2017[1] to
	June 30, 2018	December 31, 2017
	Shares	Shares
	(000)	(000)
Issued	3,259	2,756
Issued in Lieu of Cash Distributions	12	—
Redeemed	(175)	(21)
Net Increase (Decrease) in Shares Outstanding	3,096	2,735
1 Inception.

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Dec. 31,		Proceeds	Net	Change in			June 30,
	2017		from	Realized	Net		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	339	NA1	NA1	—	—	1	—	113
Vanguard Total
International Bond
Index Fund	16,354	19,209	1,241	14	252	146	—	34,588
Vanguard Variable
Insurance Fund—
Total Bond Market
Index Portfolio	38,191	47,501	2,942	28	(2,182)	1,393	118	80,596
Total	54,884	66,710	4,183	42	(1,930)	1,540	118	115,297
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to June 30, 2018, that would require recognition or disclosure in these financial statements.

Global Bond Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Global Bond Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Global Bond Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Bond Index Portfolio	12/31/2017	6/30/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$991.73	$0.69
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.17	0.70

1 The calculations are based on the Global Bond Index Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Global Bond Index Portfolio’s annualized expense figure for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Global Bond Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Global Bond Index Portfolio has renewed the portfolio’s investment advisory relationship with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the investment management services provided to the portfolio since its inception in 2017 and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The board considered the portfolio’s performance since its inception, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that, while the portfolio had not yet been in existence for a full fiscal year, the portfolio’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s acquired fund fees and expenses appears in the About Your Portfolio’s Expenses section as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangement with the portfolio and its underlying funds ensures that the portfolio will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Global Bond Index Portfolio

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float Adjusted Index and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Global Bond Index Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Global Bond Index Portfolio. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Global Bond Index Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Global Bond Index Portfolio or the owners of the Global Bond Index Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Global Bond Index Portfolio. Investors acquire the Global Bond Index Portfolio from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Global Bond Index Portfolio. The Global Bond Index Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Global Bond Index Portfolio or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Global Bond Index Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Global Bond Index Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Global Bond Index Portfolio or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Global Bond Index Portfolio.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Global Bond Index Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Global Bond Index Portfolio, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF

THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE GLOBAL BOND INDEX PORTFOLIO.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved

Total Bond Market Index Portfolio

Rising yields and greater volatility marked the U.S. bond market during the first six months of 2018. Because bond yields and prices move in opposite directions, the Total Bond Market Index Portfolio returned –1.77%. The portfolio’s performance was roughly in line with that of its benchmark, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and the average return of its peers.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio’s 30-day SEC yield rose to 3.03% as of June 30, 2018, up from 2.44% six months earlier.

Growth and inflation expectations pushed yields up and prices down

Macroeconomic fundamentals were robust throughout the period. The U.S. economy continued to expand amid solid business investment and consumer spending. The tax cuts that were part of legislation enacted late last year, along with congressional approval in March to increase federal government spending, added to optimism about growth. Job creation remained strong. Wage growth accelerated a little, and the price of crude oil rose, helping to lift inflation.

The Federal Reserve, acknowledging the health of the economy, moved further toward monetary policy normalization. The Fed continued to shrink the $4.5 trillion balance sheet amassed as part of its monetary stimulus plan after the 2007–2009 financial crisis. It also raised the federal funds target rate in March and again in June, bringing it to 1.75%–2.00%, and it signaled two more hikes before the end of 2018.

Even though the markets were rattled at times by developments such as escalating trade tensions, political uncertainty in Europe, and geopolitical flare-ups that supported demand for bonds, the outlook for continuing growth and rising inflation expectations led to bond yields’ ending the period higher. The yield of the 2-year Treasury note climbed 64 basis points to

2.53%, and the yield of the bellwether 10-year Treasury note hit a multiyear high of 3.11% in May before slipping back to finish the period up 45 basis points at 2.86%. (A basis point is one one-hundredth of a percentage point.)

Treasuries held up better than corporates

U.S. Treasuries, which make up roughly 40% of the portfolio, returned –1.1%. Long-term Treasuries returned –3.0%, while intermediate-term Treasuries posted a more modest decline of –0.7%. Returns from government mortgage-backed securities were similar to those of Treasuries.

Investment-grade corporate bonds fared worse, returning –3.3% as their average yield spread versus Treasuries widened. Here, too, long-term bonds significantly underperformed their shorter-term counterparts. By credit quality, the picture was more nuanced. And by sector, utility-company bonds, which tend to be more sensitive to interest rates, underperformed those of industrial companies and financial institutions.

Total Returns
Six Months Ended
June 30, 2018
Total Bond Market Index Portfolio	-1.77%
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	-1.67
Variable Insurance Core Bond Funds Average[1]	-1.79

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Core Bond Funds
	Portfolio[2]	Average
Total Bond Market Index Portfolio	0.15%	0.77%

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 The portfolio expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2018, the portfolio’s annualized expense ratio was 0.15%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Total Bond Market Index Portfolio

Portfolio Profile

As of June 30, 2018

Financial Attributes
Target
	Portfolio	Index[1]
Number of Bonds	6,759	9,959
Yield [2]	3.0%	3.3%
Yield to Maturity[3]	3.3%	3.3%
Average Coupon	3.1%	3.1%
Average Effective Maturity	8.4 years	8.4 years
Average Duration	6.1 years	6.1 years
Expense Ratio [4]	0.15%
Short-Term Reserves	2.4%

Volatility Measures
Portfolio Versus
Target Index[1]
R-Squared	0.99
Beta	1.03

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	0.9%
1–3 Years	23.8
3–5 Years	18.1
5–10 Years	40.3
10–20 Years	3.7
20–30 Years	12.7
Over 30 Years	0.5

Sector Diversification[5] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	2.5%
Finance	9.0
Foreign	5.5
Government Mortgage-Backed	21.7
Industrial	16.7
Treasury/Agency	42.4
Utilities	2.0
Other	0.2

Distribution by Credit Quality (% of portfolio)

U.S. Government	64.1%
Aaa	5.6
Aa	3.5
A	12.1
Baa	14.7

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Bloomberg Barclays U.S. Aggregate Float Adjusted Index.

2 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

3 Before expenses.

4 The portfolio expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2018, the portfolio’s annualized expense ratio was 0.15%.

5 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2007–June 30, 2018

Average Annual Total Returns: Periods Ended June 30, 2018
						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Total Bond Market Index Portfolio	4/29/1991	-0.60%	2.12%	0.66%	2.94%	3.60%

1 Six months ended June 30, 2018.
2 Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009; Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Total Bond Market Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (63.6%)
U.S. Government Securities (40.2%)
United States Treasury Note/Bond	0.875%	6/15/19	6,053	5,969
United States Treasury Note/Bond	1.000%	6/30/19	441	435
United States Treasury Note/Bond	1.250%	6/30/19	14,850	14,688
United States Treasury Note/Bond	1.625%	6/30/19	3,702	3,675
United States Treasury Note/Bond	0.750%	7/15/19	10,440	10,267
United States Treasury Note/Bond	1.375%	7/31/19	1,645	1,627
United States Treasury Note/Bond	1.625%	7/31/19	2,487	2,467
United States Treasury Note/Bond	0.750%	8/15/19	8,514	8,360
United States Treasury Note/Bond	3.625%	8/15/19	1,800	1,824
United States Treasury Note/Bond	8.125%	8/15/19	64	68
United States Treasury Note/Bond	1.000%	8/31/19	175	172
United States Treasury Note/Bond	1.250%	8/31/19	1,500	1,480
United States Treasury Note/Bond	1.625%	8/31/19	4,236	4,198
United States Treasury Note/Bond	0.875%	9/15/19	6,355	6,239
United States Treasury Note/Bond	1.000%	9/30/19	2,075	2,039
United States Treasury Note/Bond	1.750%	9/30/19	7,150	7,090
United States Treasury Note/Bond	1.250%	10/31/19	625	615
United States Treasury Note/Bond	1.500%	10/31/19	3,660	3,615
United States Treasury Note/Bond	1.000%	11/15/19	5,275	5,172
United States Treasury Note/Bond	3.375%	11/15/19	10,318	10,442
United States Treasury Note/Bond	1.500%	11/30/19	4,242	4,185
United States Treasury Note/Bond	1.750%	11/30/19	55	54
United States Treasury Note/Bond	1.375%	12/15/19	7,160	7,048
United States Treasury Note/Bond	1.125%	12/31/19	6,000	5,881
United States Treasury Note/Bond	1.625%	12/31/19	3,275	3,234
United States Treasury Note/Bond	1.250%	1/31/20	424	416
United States Treasury Note/Bond	1.375%	1/31/20	564	554
United States Treasury Note/Bond	2.000%	1/31/20	100	99
United States Treasury Note/Bond	1.375%	2/15/20	4,110	4,037
United States Treasury Note/Bond	3.625%	2/15/20	3,175	3,231
United States Treasury Note/Bond	8.500%	2/15/20	887	971
United States Treasury Note/Bond	1.250%	2/29/20	2,143	2,099
United States Treasury Note/Bond	1.375%	2/29/20	7,494	7,356
United States Treasury Note/Bond	2.250%	2/29/20	3,325	3,311
United States Treasury Note/Bond	1.625%	3/15/20	2,605	2,566
United States Treasury Note/Bond	1.125%	3/31/20	5,900	5,760
United States Treasury Note/Bond	1.375%	3/31/20	7,070	6,933
United States Treasury Note/Bond	2.250%	3/31/20	2,889	2,876
United States Treasury Note/Bond	1.500%	4/15/20	5,780	5,677
United States Treasury Note/Bond	1.125%	4/30/20	7,175	6,997
United States Treasury Note/Bond	1.375%	4/30/20	6,773	6,634
United States Treasury Note/Bond	2.375%	4/30/20	1,188	1,185
United States Treasury Note/Bond	1.500%	5/15/20	10,100	9,912
United States Treasury Note/Bond	3.500%	5/15/20	3,515	3,576
United States Treasury Note/Bond	1.375%	5/31/20	4,300	4,207
United States Treasury Note/Bond	1.500%	5/31/20	4,508	4,421
United States Treasury Note/Bond	2.500%	5/31/20	3,365	3,363
United States Treasury Note/Bond	1.500%	6/15/20	5,980	5,862
United States Treasury Note/Bond	1.625%	6/30/20	1,110	1,090
United States Treasury Note/Bond	1.875%	6/30/20	7,025	6,934
United States Treasury Note/Bond	2.500%	6/30/20	3,970	3,968
United States Treasury Note/Bond	1.500%	7/15/20	26,997	26,440
United States Treasury Note/Bond	1.625%	7/31/20	5,194	5,097
United States Treasury Note/Bond	2.000%	7/31/20	2,419	2,392
United States Treasury Note/Bond	1.500%	8/15/20	12,710	12,434
United States Treasury Note/Bond	2.625%	8/15/20	2,258	2,261
United States Treasury Note/Bond	8.750%	8/15/20	8,425	9,491

United States Treasury Note/Bond	1.375%	8/31/20	1,825	1,780
United States Treasury Note/Bond	2.125%	8/31/20	967	958
United States Treasury Note/Bond	1.375%	9/15/20	9,434	9,195
United States Treasury Note/Bond	2.000%	9/30/20	597	590
United States Treasury Note/Bond	1.625%	10/15/20	21,575	21,120
United States Treasury Note/Bond	1.375%	10/31/20	6,831	6,645
United States Treasury Note/Bond	1.750%	10/31/20	7,636	7,493
United States Treasury Note/Bond	1.750%	11/15/20	14,080	13,812
United States Treasury Note/Bond	2.625%	11/15/20	2,290	2,292
United States Treasury Note/Bond	1.625%	11/30/20	5,586	5,460
United States Treasury Note/Bond	2.000%	11/30/20	8,575	8,457
United States Treasury Note/Bond	1.875%	12/15/20	3,470	3,411
United States Treasury Note/Bond	1.750%	12/31/20	4,042	3,960
United States Treasury Note/Bond	2.375%	12/31/20	8,150	8,108
United States Treasury Note/Bond	2.000%	1/15/21	10,507	10,353
United States Treasury Note/Bond	1.375%	1/31/21	6,706	6,501
United States Treasury Note/Bond	2.125%	1/31/21	4,171	4,121
United States Treasury Note/Bond	2.250%	2/15/21	11,225	11,125
United States Treasury Note/Bond	3.625%	2/15/21	5,863	6,011
United States Treasury Note/Bond	7.875%	2/15/21	1,180	1,336
United States Treasury Note/Bond	1.125%	2/28/21	580	558
United States Treasury Note/Bond	2.000%	2/28/21	4,050	3,987
United States Treasury Note/Bond	2.375%	3/15/21	15,122	15,030
United States Treasury Note/Bond	1.250%	3/31/21	11,715	11,294
United States Treasury Note/Bond	2.250%	3/31/21	9,450	9,358
United States Treasury Note/Bond	2.375%	4/15/21	6,973	6,928
United States Treasury Note/Bond	1.375%	4/30/21	650	628
United States Treasury Note/Bond	2.250%	4/30/21	4,825	4,777
United States Treasury Note/Bond	2.625%	5/15/21	19,488	19,488
United States Treasury Note/Bond	3.125%	5/15/21	5,625	5,702
United States Treasury Note/Bond	1.375%	5/31/21	3,665	3,537
United States Treasury Note/Bond	2.000%	5/31/21	9,483	9,317
United States Treasury Note/Bond	2.625%	6/15/21	5,913	5,913
United States Treasury Note/Bond	1.125%	6/30/21	6,671	6,382
United States Treasury Note/Bond	1.125%	7/31/21	9,520	9,096
United States Treasury Note/Bond	2.250%	7/31/21	6,425	6,352
United States Treasury Note/Bond	2.125%	8/15/21	3,845	3,785
United States Treasury Note/Bond	1.125%	8/31/21	1,578	1,505
United States Treasury Note/Bond	2.000%	8/31/21	7,250	7,107
United States Treasury Note/Bond	1.125%	9/30/21	1,417	1,350
United States Treasury Note/Bond	2.125%	9/30/21	1,900	1,869
United States Treasury Note/Bond	1.250%	10/31/21	4,654	4,446
United States Treasury Note/Bond	2.000%	10/31/21	4,670	4,572
United States Treasury Note/Bond	2.000%	11/15/21	1,065	1,042
United States Treasury Note/Bond	1.750%	11/30/21	5,622	5,455
United States Treasury Note/Bond	1.875%	11/30/21	3,526	3,436
United States Treasury Note/Bond	2.000%	12/31/21	3,795	3,710
United States Treasury Note/Bond	2.125%	12/31/21	3,528	3,464
United States Treasury Note/Bond	1.500%	1/31/22	2,600	2,496
United States Treasury Note/Bond	1.875%	1/31/22	8,835	8,593
United States Treasury Note/Bond	2.000%	2/15/22	235	229
United States Treasury Note/Bond	1.750%	2/28/22	6,530	6,318
United States Treasury Note/Bond	1.875%	2/28/22	5,015	4,874
United States Treasury Note/Bond	1.750%	3/31/22	8,649	8,363
United States Treasury Note/Bond	1.875%	3/31/22	5,865	5,695
United States Treasury Note/Bond	1.750%	4/30/22	4,667	4,507
United States Treasury Note/Bond	1.875%	4/30/22	3,294	3,196
United States Treasury Note/Bond	1.750%	5/15/22	342	330
United States Treasury Note/Bond	1.750%	5/31/22	5,633	5,435
United States Treasury Note/Bond	1.875%	5/31/22	5,650	5,479

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.750%	6/30/22	14,425	13,907
United States Treasury Note/Bond	2.125%	6/30/22	1,040	1,017
United States Treasury Note/Bond	1.875%	7/31/22	2,967	2,872
United States Treasury Note/Bond	2.000%	7/31/22	6,025	5,861
United States Treasury Note/Bond	1.625%	8/15/22	169	162
United States Treasury Note/Bond	7.250%	8/15/22	100	118
United States Treasury Note/Bond	1.625%	8/31/22	6,905	6,612
United States Treasury Note/Bond	1.875%	8/31/22	4,495	4,348
United States Treasury Note/Bond	1.750%	9/30/22	9,437	9,074
United States Treasury Note/Bond	1.875%	9/30/22	13,975	13,508
United States Treasury Note/Bond	1.875%	10/31/22	6,520	6,297
United States Treasury Note/Bond	2.000%	10/31/22	7,431	7,213
United States Treasury Note/Bond	1.625%	11/15/22	4,125	3,940
United States Treasury Note/Bond	7.625%	11/15/22	40	48
United States Treasury Note/Bond	2.000%	11/30/22	21,833	21,189
United States Treasury Note/Bond	2.125%	12/31/22	10,051	9,796
United States Treasury Note/Bond	1.750%	1/31/23	7,020	6,726
United States Treasury Note/Bond	2.375%	1/31/23	2,430	2,394
United States Treasury Note/Bond	2.000%	2/15/23	123	119
United States Treasury Note/Bond	7.125%	2/15/23	1,690	2,010
United States Treasury Note/Bond	1.500%	2/28/23	1,775	1,680
United States Treasury Note/Bond	2.625%	2/28/23	1,261	1,256
United States Treasury Note/Bond	1.500%	3/31/23	7,130	6,741
United States Treasury Note/Bond	2.500%	3/31/23	6,770	6,701
United States Treasury Note/Bond	1.625%	4/30/23	215	204
United States Treasury Note/Bond	2.750%	4/30/23	3,500	3,502
United States Treasury Note/Bond	1.750%	5/15/23	8,100	7,737
United States Treasury Note/Bond	1.625%	5/31/23	7,175	6,811
United States Treasury Note/Bond	2.750%	5/31/23	5,850	5,856
United States Treasury Note/Bond	1.375%	6/30/23	5,050	4,729
United States Treasury Note/Bond	2.625%	6/30/23	6,653	6,619
United States Treasury Note/Bond	1.250%	7/31/23	3,300	3,066
United States Treasury Note/Bond	2.500%	8/15/23	4,760	4,703
United States Treasury Note/Bond	6.250%	8/15/23	6,565	7,658
United States Treasury Note/Bond	1.375%	8/31/23	10,235	9,559
United States Treasury Note/Bond	1.375%	9/30/23	2,315	2,159
United States Treasury Note/Bond	1.625%	10/31/23	3,750	3,539
United States Treasury Note/Bond	2.750%	11/15/23	11,011	11,004
United States Treasury Note/Bond	2.125%	11/30/23	6,400	6,194
United States Treasury Note/Bond	2.250%	12/31/23	3,450	3,358
United States Treasury Note/Bond	2.250%	1/31/24	825	803
United States Treasury Note/Bond	2.750%	2/15/24	8,910	8,896
United States Treasury Note/Bond	2.125%	2/29/24	13,065	12,618
United States Treasury Note/Bond	2.125%	3/31/24	9,000	8,685
United States Treasury Note/Bond	2.000%	4/30/24	385	369
United States Treasury Note/Bond	2.500%	5/15/24	9,960	9,801
United States Treasury Note/Bond	2.000%	5/31/24	8,489	8,123
United States Treasury Note/Bond	2.000%	6/30/24	11,655	11,145
United States Treasury Note/Bond	2.125%	7/31/24	7,736	7,446
United States Treasury Note/Bond	2.375%	8/15/24	11,564	11,286
United States Treasury Note/Bond	1.875%	8/31/24	4,655	4,414
United States Treasury Note/Bond	2.125%	9/30/24	2,694	2,590
United States Treasury Note/Bond	2.250%	10/31/24	7,630	7,384
United States Treasury Note/Bond	2.250%	11/15/24	11,681	11,299
United States Treasury Note/Bond	7.500%	11/15/24	25	32
United States Treasury Note/Bond	2.125%	11/30/24	10,905	10,468
United States Treasury Note/Bond	2.250%	12/31/24	1,645	1,590
United States Treasury Note/Bond	2.500%	1/31/25	5,465	5,364
United States Treasury Note/Bond	2.000%	2/15/25	9,325	8,866
United States Treasury Note/Bond	2.750%	2/28/25	1,163	1,159
United States Treasury Note/Bond	2.625%	3/31/25	8,740	8,639
United States Treasury Note/Bond	2.875%	4/30/25	4,840	4,858
United States Treasury Note/Bond	2.125%	5/15/25	13,235	12,662
United States Treasury Note/Bond	2.875%	5/31/25	8,050	8,079
United States Treasury Note/Bond	2.750%	6/30/25	4,380	4,361
United States Treasury Note/Bond	2.000%	8/15/25	10,781	10,209
United States Treasury Note/Bond	6.875%	8/15/25	2,085	2,629
United States Treasury Note/Bond	2.250%	11/15/25	7,246	6,969
United States Treasury Note/Bond	1.625%	2/15/26	17,546	16,093
United States Treasury Note/Bond	1.625%	5/15/26	9,289	8,495
United States Treasury Note/Bond	1.500%	8/15/26	4,949	4,468

	United States Treasury Note/Bond	6.750%	8/15/26	630	809
	United States Treasury Note/Bond	2.000%	11/15/26	17,605	16,494
	United States Treasury Note/Bond	6.500%	11/15/26	765	973
	United States Treasury Note/Bond	2.250%	2/15/27	6,372	6,078
	United States Treasury Note/Bond	6.625%	2/15/27	1,065	1,373
	United States Treasury Note/Bond	2.375%	5/15/27	9,832	9,464
	United States Treasury Note/Bond	2.250%	8/15/27	7,822	7,440
	United States Treasury Note/Bond	6.375%	8/15/27	185	237
	United States Treasury Note/Bond	2.250%	11/15/27	9,297	8,832
	United States Treasury Note/Bond	6.125%	11/15/27	346	439
	United States Treasury Note/Bond	2.750%	2/15/28	6,865	6,802
	United States Treasury Note/Bond	2.875%	5/15/28	12,809	12,829
	United States Treasury Note/Bond	5.500%	8/15/28	955	1,175
	United States Treasury Note/Bond	5.250%	11/15/28	2,435	2,953
	United States Treasury Note/Bond	6.125%	8/15/29	830	1,086
	United States Treasury Note/Bond	6.250%	5/15/30	1,350	1,806
	United States Treasury Note/Bond	4.500%	2/15/36	740	904
	United States Treasury Note/Bond	4.750%	2/15/37	400	506
	United States Treasury Note/Bond	5.000%	5/15/37	900	1,174
	United States Treasury Note/Bond	4.375%	2/15/38	850	1,035
	United States Treasury Note/Bond	3.500%	2/15/39	2,395	2,605
	United States Treasury Note/Bond	4.250%	5/15/39	4,432	5,339
	United States Treasury Note/Bond	4.500%	8/15/39	2,306	2,871
	United States Treasury Note/Bond	4.375%	11/15/39	2,817	3,456
	United States Treasury Note/Bond	4.625%	2/15/40	5,050	6,402
	United States Treasury Note/Bond	4.375%	5/15/40	3,735	4,589
	United States Treasury Note/Bond	3.875%	8/15/40	3,680	4,229
	United States Treasury Note/Bond	4.250%	11/15/40	1,780	2,156
	United States Treasury Note/Bond	4.750%	2/15/41	3,956	5,121
	United States Treasury Note/Bond	4.375%	5/15/41	1,840	2,270
	United States Treasury Note/Bond	3.750%	8/15/41	5,550	6,273
	United States Treasury Note/Bond	3.125%	11/15/41	1,916	1,966
	United States Treasury Note/Bond	3.125%	2/15/42	2,206	2,262
	United States Treasury Note/Bond	3.000%	5/15/42	9,425	9,466
	United States Treasury Note/Bond	2.750%	8/15/42	7,240	6,956
	United States Treasury Note/Bond	2.750%	11/15/42	7,571	7,268
	United States Treasury Note/Bond	3.125%	2/15/43	6,225	6,379
	United States Treasury Note/Bond	2.875%	5/15/43	8,220	8,063
	United States Treasury Note/Bond	3.625%	8/15/43	6,980	7,766
	United States Treasury Note/Bond	3.750%	11/15/43	4,617	5,242
	United States Treasury Note/Bond	3.625%	2/15/44	3,224	3,591
	United States Treasury Note/Bond	3.375%	5/15/44	6,129	6,558
	United States Treasury Note/Bond	3.125%	8/15/44	8,006	8,206
	United States Treasury Note/Bond	3.000%	11/15/44	10,540	10,566
	United States Treasury Note/Bond	2.500%	2/15/45	6,460	5,881
	United States Treasury Note/Bond	3.000%	5/15/45	4,767	4,779
	United States Treasury Note/Bond	2.875%	8/15/45	9,208	9,012
	United States Treasury Note/Bond	3.000%	11/15/45	4,524	4,534
	United States Treasury Note/Bond	2.500%	2/15/46	8,128	7,379
	United States Treasury Note/Bond	2.500%	5/15/46	7,381	6,697
	United States Treasury Note/Bond	2.250%	8/15/46	5,306	4,562
	United States Treasury Note/Bond	2.875%	11/15/46	12,500	12,225
	United States Treasury Note/Bond	3.000%	2/15/47	562	563
	United States Treasury Note/Bond	3.000%	5/15/47	6,493	6,505
	United States Treasury Note/Bond	2.750%	8/15/47	6,713	6,398
	United States Treasury Note/Bond	2.750%	11/15/47	10,571	10,075
	United States Treasury Note/Bond	3.000%	2/15/48	6,822	6,837
	United States Treasury Note/Bond	3.125%	5/15/48	8,674	8,908
1,367,776
Agency Bonds and Notes (1.7%)
[1]	AID-Iraq	2.149%	1/18/22	100	98
[1]	AID-Israel	5.500%	12/4/23	50	56
[1]	AID-Israel	5.500%	4/26/24	475	538
[1]	AID-Jordan	2.503%	10/30/20	225	223
[1]	AID-Jordan	2.578%	6/30/22	200	197
[1]	AID-Jordan	3.000%	6/30/25	200	199
[1]	AID-Ukraine	1.847%	5/29/20	200	196
[1]	AID-Ukraine	1.471%	9/29/21	175	167
[2]	Federal Farm Credit Banks	5.150%	11/15/19	500	518
[2]	Federal Farm Credit Banks	2.375%	3/27/20	125	125
[2]	Federal Farm Credit Banks	2.550%	5/15/20	200	200

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[2]	Federal Farm Credit Banks	1.680%	10/13/20	200	196
[2]	Federal Farm Credit Banks	3.500%	12/20/23	75	77
[2]	Federal Home Loan Banks	0.875%	8/5/19	550	541
[2]	Federal Home Loan Banks	1.000%	9/26/19	600	589
[2]	Federal Home Loan Banks	1.500%	10/21/19	1,100	1,086
[2]	Federal Home Loan Banks	1.375%	11/15/19	400	394
[2]	Federal Home Loan Banks	2.125%	2/11/20	810	805
[2]	Federal Home Loan Banks	1.875%	3/13/20	75	74
[2]	Federal Home Loan Banks	4.125%	3/13/20	300	308
[2]	Federal Home Loan Banks	2.375%	3/30/20	680	678
[2]	Federal Home Loan Banks	2.625%	5/28/20	1,200	1,201
[2]	Federal Home Loan Banks	1.375%	9/28/20	475	462
[2]	Federal Home Loan Banks	5.250%	12/11/20	425	451
[2]	Federal Home Loan Banks	1.375%	2/18/21	450	435
[2]	Federal Home Loan Banks	5.625%	6/11/21	35	38
[2]	Federal Home Loan Banks	1.125%	7/14/21	525	501
[2]	Federal Home Loan Banks	1.875%	11/29/21	500	486
[2]	Federal Home Loan Banks	2.125%	3/10/23	970	941
[2]	Federal Home Loan Banks	5.500%	7/15/36	1,400	1,832
[3]	Federal Home Loan Mortgage Corp.	0.875%	7/19/19	871	857
[3]	Federal Home Loan Mortgage Corp.	1.250%	8/1/19	479	473
[3]	Federal Home Loan Mortgage Corp.	1.375%	8/15/19	3,000	2,965
[3]	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	1,150	1,132
[3]	Federal Home Loan Mortgage Corp.	1.500%	1/17/20	500	492
[3]	Federal Home Loan Mortgage Corp.	1.375%	4/20/20	440	431
[3]	Federal Home Loan Mortgage Corp.	2.500%	4/23/20	831	830
[3]	Federal Home Loan Mortgage Corp.	1.375%	5/1/20	860	842
[3]	Federal Home Loan Mortgage Corp.	1.875%	11/17/20	1,506	1,480
[3]	Federal Home Loan Mortgage Corp.	2.375%	2/16/21	1,200	1,191
[3]	Federal Home Loan Mortgage Corp.	1.125%	8/12/21	1,000	953
[3]	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	800	790
[3]	Federal Home Loan Mortgage Corp.	2.750%	6/19/23	500	498
[3]	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	127	169
[3]	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	1,525	2,085
[3]	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	502	673
[3]	Federal National Mortgage Assn.	0.875%	8/2/19	1,000	984
[3]	Federal National Mortgage Assn.	1.000%	8/28/19	1,700	1,673
[3]	Federal National Mortgage Assn.	1.750%	9/12/19	2,000	1,983
[3]	Federal National Mortgage Assn.	0.000%	10/9/19	570	552
[3]	Federal National Mortgage Assn.	1.000%	10/24/19	500	490
[3]	Federal National Mortgage Assn.	1.750%	11/26/19	1,000	990
[3]	Federal National Mortgage Assn.	1.625%	1/21/20	1,000	987
[3]	Federal National Mortgage Assn.	1.500%	2/28/20	632	621
[3]	Federal National Mortgage Assn.	1.500%	6/22/20	1,000	979
[3]	Federal National Mortgage Assn.	1.500%	7/30/20	1,000	978
[3]	Federal National Mortgage Assn.	1.500%	11/30/20	694	676
[3]	Federal National Mortgage Assn.	1.875%	12/28/20	1,000	981
[3]	Federal National Mortgage Assn.	1.375%	2/26/21	550	532
[3]	Federal National Mortgage Assn.	2.500%	4/13/21	500	498
[3]	Federal National Mortgage Assn.	2.750%	6/22/21	891	893
[3]	Federal National Mortgage Assn.	1.250%	8/17/21	525	502
[3]	Federal National Mortgage Assn.	1.375%	10/7/21	1,200	1,150
[3]	Federal National Mortgage Assn.	2.000%	1/5/22	500	488
[3]	Federal National Mortgage Assn.	2.000%	10/5/22	850	823
[3]	Federal National Mortgage Assn.	2.375%	1/19/23	2,394	2,352
[3]	Federal National Mortgage Assn.	2.625%	9/6/24	500	492
[3]	Federal National Mortgage Assn.	2.125%	4/24/26	575	538
[3]	Federal National Mortgage Assn.	1.875%	9/24/26	500	457
[3]	Federal National Mortgage Assn.	6.250%	5/15/29	175	224
[3]	Federal National Mortgage Assn.	7.125%	1/15/30	925	1,271
[3]	Federal National Mortgage Assn.	7.250%	5/15/30	300	420
[3]	Federal National Mortgage Assn.	6.625%	11/15/30	300	404
[3]	Federal National Mortgage Assn.	5.625%	7/15/37	275	368
	Private Export Funding Corp.	1.450%	8/15/19	125	123
	Private Export Funding Corp.	2.250%	3/15/20	150	149
	Private Export Funding Corp.	2.300%	9/15/20	50	50
	Private Export Funding Corp.	4.300%	12/15/21	100	105
	Private Export Funding Corp.	2.800%	5/15/22	125	125
	Private Export Funding Corp.	2.050%	11/15/22	1,075	1,038
	Private Export Funding Corp.	3.550%	1/15/24	100	103

Private Export Funding Corp.	2.450%	7/15/24	100	97
Private Export Funding Corp.	3.250%	6/15/25	50	50
[2] Tennessee Valley Authority	2.250%	3/15/20	150	149
[2] Tennessee Valley Authority	3.875%	2/15/21	250	257
[2] Tennessee Valley Authority	1.875%	8/15/22	175	169
[2] Tennessee Valley Authority	2.875%	9/15/24	191	190
[2] Tennessee Valley Authority	6.750%	11/1/25	134	166
[2] Tennessee Valley Authority	7.125%	5/1/30	1,000	1,374
[2] Tennessee Valley Authority	4.650%	6/15/35	175	201
[2] Tennessee Valley Authority	5.880%	4/1/36	250	332
[2] Tennessee Valley Authority	5.500%	6/15/38	100	129
[2] Tennessee Valley Authority	5.250%	9/15/39	412	526
[2] Tennessee Valley Authority	4.875%	1/15/48	100	123
[2] Tennessee Valley Authority	5.375%	4/1/56	50	68
[2] Tennessee Valley Authority	4.625%	9/15/60	180	218
[2] Tennessee Valley Authority	4.250%	9/15/65	200	226
				58,747
Conventional Mortgage-Backed Securities (21.6%)
[3,4] Fannie Mae Pool	2.000%	11/1/27–
		11/1/31	2,167	2,058
[3,4] Fannie Mae Pool	2.500%	1/1/27–
		10/1/46	21,523	20,964
[3,4,5] Fannie Mae Pool	3.000%	11/1/25–
		7/1/48	76,086	74,524
[3,4,5] Fannie Mae Pool	3.500%	10/1/20–
		7/1/48	94,891	94,866
[3,4,5] Fannie Mae Pool	4.000%	8/1/18–
		7/1/48	65,055	66,580
[3,4,5] Fannie Mae Pool	4.500%	7/1/18–
		7/1/48	25,326	26,516
[3,4] Fannie Mae Pool	5.000%	7/1/18–
		1/1/44	8,269	8,840
[3,4] Fannie Mae Pool	5.500%	10/1/18–
		4/1/40	6,769	7,339
[3,4] Fannie Mae Pool	6.000%	9/1/19–
		5/1/41	4,360	4,762
[3,4] Fannie Mae Pool	6.500%	11/1/18–
		10/1/39	1,164	1,278
[3,4] Fannie Mae Pool	7.000%	6/1/23–
		11/1/37	385	426
[3,4] Fannie Mae Pool	7.500%	11/1/22–
		2/1/32	34	40
[3,4] Fannie Mae Pool	8.000%	6/1/22–
		11/1/30	33	35
[3,4] Fannie Mae Pool	8.500%	7/1/22–
		4/1/31	8	8
[3,4] Fannie Mae Pool	9.500%	9/1/19–
		2/1/25	2	2
[3,4] Freddie Mac Gold Pool	2.000%	8/1/28–
		12/1/31	857	814
[3,4] Freddie Mac Gold Pool	2.500%	4/1/27–
		10/1/46	15,803	15,386
[3,4] Freddie Mac Gold Pool	3.000%	10/1/26–
		7/1/48	52,945	51,817
[3,4,5] Freddie Mac Gold Pool	3.500%	9/1/25–
		7/1/48	61,132	61,127
[3,4,5] Freddie Mac Gold Pool	4.000%	7/1/18–
		7/1/48	37,907	38,755
[3,4,5] Freddie Mac Gold Pool	4.500%	7/1/18–
		7/1/48	15,379	16,051
[3,4] Freddie Mac Gold Pool	5.000%	12/1/18–
		10/1/41	4,347	4,626
[3,4] Freddie Mac Gold Pool	5.500%	7/1/20–
		6/1/41	3,530	3,824
[3,4] Freddie Mac Gold Pool	6.000%	8/1/20–
		3/1/39	2,566	2,816
[3,4] Freddie Mac Gold Pool	6.500%	8/1/23–
		4/1/39	782	861
[3,4] Freddie Mac Gold Pool	7.000%	4/1/23–
		2/1/37	282	319

Total Bond Market Index Portfolio

				Market
Face		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3,4] Freddie Mac Gold Pool	7.500%	1/1/23–
		4/1/28	22	25
[3,4] Freddie Mac Gold Pool	8.000%	1/1/22–
		7/1/30	23	23
[3,4] Freddie Mac Gold Pool	8.500%	8/1/23–
		11/1/30	12	13
[3,4] Freddie Mac Gold Pool	9.000%	5/1/27–
		5/1/30	4	4
[4] Ginnie Mae I Pool	3.000%	1/15/26–
		12/15/45	2,961	2,909
[4,5] Ginnie Mae I Pool	3.500%	11/15/25–
		7/1/48	3,536	3,561
[4,5] Ginnie Mae I Pool	4.000%	10/15/24–
		7/1/48	4,784	4,927
[4] Ginnie Mae I Pool	4.500%	9/15/18–
		3/15/41	4,637	4,870
[4] Ginnie Mae I Pool	5.000%	11/15/20–
		4/15/41	3,090	3,281
[4] Ginnie Mae I Pool	5.500%	6/15/19–
		12/15/40	1,780	1,924
[4] Ginnie Mae I Pool	6.000%	1/15/24–
		3/15/40	1,326	1,454
[4] Ginnie Mae I Pool	6.500%	11/15/23–
		2/15/39	327	354
[4] Ginnie Mae I Pool	7.000%	5/15/23–
		10/15/31	81	93
[4] Ginnie Mae I Pool	7.500%	4/15/22–
		1/15/31	38	42
[4] Ginnie Mae I Pool	8.000%	3/15/22–
		10/15/30	26	28
[4] Ginnie Mae I Pool	8.500%	6/15/24–
		9/15/26	4	4
[4] Ginnie Mae I Pool	9.000%	12/15/19–
		10/15/26	2	2
[4] Ginnie Mae I Pool	9.500%	12/15/21	1	1
[4] Ginnie Mae II Pool	2.500%	6/20/27–
		12/20/46	2,247	2,151
[4] Ginnie Mae II Pool	3.000%	2/20/27–
		7/1/48	53,098	52,182
[4,5] Ginnie Mae II Pool	3.500%	9/20/25–
		7/1/48	85,301	85,921
[4,5] Ginnie Mae II Pool	4.000%	9/20/25–
		6/1/48	41,837	43,083
[4,5] Ginnie Mae II Pool	4.500%	2/20/39–
		7/1/48	16,259	17,042
[4] Ginnie Mae II Pool	5.000%	12/20/32–
		5/20/48	4,817	5,147
[4] Ginnie Mae II Pool	5.500%	6/20/34–
		9/20/41	1,440	1,526
[4] Ginnie Mae II Pool	6.000%	3/20/33–
		7/20/39	693	750
[4] Ginnie Mae II Pool	6.500%	12/20/35–
		11/20/39	245	273
[4] Ginnie Mae II Pool	7.000%	8/20/36–
		4/20/38	30	35
				736,259
Nonconventional Mortgage-Backed Securities (0.1%)
[3,4] Fannie Mae Pool	2.124%	3/1/43	155	153
[3,4] Fannie Mae Pool	2.182%	6/1/43	109	109
[3,4] Fannie Mae Pool	2.201%	10/1/42	64	65
[3,4] Fannie Mae Pool	2.264%	7/1/43	160	155
[3,4] Fannie Mae Pool	2.396%	10/1/42	67	67
[3,4] Fannie Mae Pool	2.438%	9/1/43	16	16
[3,4,6] Fannie Mae Pool	2.727%	3/1/42	77	80
[3,4] Fannie Mae Pool	2.759%	1/1/42	54	56
[3,4,7] Fannie Mae Pool	2.914%	9/1/43	87	88
[3,4,6] Fannie Mae Pool	3.074%	10/1/37	23	24
[3,4,6] Fannie Mae Pool	3.087%	9/1/37	56	57
[3,4,8] Fannie Mae Pool	3.110%	6/1/37	5	5
[3,4,7] Fannie Mae Pool	3.176%	4/1/37	19	19
[3,4,6] Fannie Mae Pool	3.177%	12/1/41	37	38

[3,4,6] Fannie Mae Pool	3.294%	12/1/33	12	13
[3,4,6] Fannie Mae Pool	3.298%	7/1/36	10	10
[3,4,6] Fannie Mae Pool	3.360%	8/1/35	60	63
[3,4,8] Fannie Mae Pool	3.363%	7/1/38	8	8
[3,4] Fannie Mae Pool	3.365%	8/1/42	76	76
[3,4,6] Fannie Mae Pool	3.385%	11/1/36	25	27
[3,4,6] Fannie Mae Pool	3.410%	9/1/40	24	26
[3,4,6] Fannie Mae Pool	3.415%	6/1/36	1	1
[3,4,6] Fannie Mae Pool	3.431%	10/1/37	28	29
[3,4,6] Fannie Mae Pool	3.440%	10/1/39–
		9/1/42	84	87
[3,4,6] Fannie Mae Pool	3.445%	7/1/39	7	7
[3,4,6] Fannie Mae Pool	3.448%	8/1/40	28	29
[3,4,6] Fannie Mae Pool	3.450%	12/1/40	33	34
[3,4,6] Fannie Mae Pool	3.455%	11/1/39	8	8
[3,4,6] Fannie Mae Pool	3.478%	9/1/34	6	6
[3,4,6] Fannie Mae Pool	3.500%	10/1/40	30	31
[3,4,7] Fannie Mae Pool	3.525%	8/1/37	21	22
[3,4,8] Fannie Mae Pool	3.530%	12/1/37	26	26
[3,4,7] Fannie Mae Pool	3.535%	7/1/37	9	9
[3,4,8] Fannie Mae Pool	3.547%	12/1/35	37	38
[3,4,6] Fannie Mae Pool	3.549%	1/1/37	17	18
[3,4,6] Fannie Mae Pool	3.555%	11/1/41	43	46
[3,4,6] Fannie Mae Pool	3.557%	2/1/36	7	7
[3,4,6] Fannie Mae Pool	3.558%	12/1/39	35	37
[3,4,6] Fannie Mae Pool	3.560%	11/1/33–
		12/1/40	81	84
[3,4,6] Fannie Mae Pool	3.563%	11/1/41	34	36
[3,4,6] Fannie Mae Pool	3.565%	11/1/40–
		12/1/40	44	47
[3,4,6] Fannie Mae Pool	3.567%	12/1/41	36	38
[3,4,6] Fannie Mae Pool	3.570%	12/1/40	16	16
[3,4,7] Fannie Mae Pool	3.583%	8/1/39	36	36
[3,4,6] Fannie Mae Pool	3.590%	8/1/39	15	16
[3,4,6] Fannie Mae Pool	3.604%	1/1/42	39	41
[3,4] Fannie Mae Pool	3.614%	4/1/41	32	32
[3,4,6] Fannie Mae Pool	3.627%	3/1/38	5	5
[3,4,6] Fannie Mae Pool	3.645%	1/1/40	23	24
[3,4,6] Fannie Mae Pool	3.659%	3/1/42	31	33
[3,4,6] Fannie Mae Pool	3.661%	11/1/39	17	17
[3,4,6] Fannie Mae Pool	3.681%	2/1/41	18	18
[3,4,7] Fannie Mae Pool	3.682%	7/1/42	24	26
[3,4,6] Fannie Mae Pool	3.684%	9/1/40	57	60
[3,4,6] Fannie Mae Pool	3.727%	3/1/41	45	47
[3,4,6] Fannie Mae Pool	3.728%	6/1/41	35	37
[3,4,6] Fannie Mae Pool	3.739%	11/1/34	14	15
[3,4,6] Fannie Mae Pool	3.759%	2/1/41	21	22
[3,4,6] Fannie Mae Pool	3.764%	5/1/42	16	16
[3,4,6] Fannie Mae Pool	3.765%	2/1/41	18	19
[3,4,8] Fannie Mae Pool	3.784%	1/1/35	43	45
[3,4,6] Fannie Mae Pool	3.817%	7/1/41	91	96
[3,4,7] Fannie Mae Pool	3.886%	5/1/42	65	67
[3,4,6] Fannie Mae Pool	3.948%	3/1/41	28	29
[3,4,6] Fannie Mae Pool	4.068%	5/1/40	21	22
[3,4,6] Fannie Mae Pool	4.158%	4/1/37	15	16
[3,4,6] Fannie Mae Pool	4.234%	5/1/40	7	8
[3,4,6] Fannie Mae Pool	4.331%	5/1/41	24	25
[3,4,6] Fannie Mae Pool	4.389%	6/1/41	9	10
[3,4,6] Fannie Mae Pool	4.537%	5/1/36	3	3
[3,4] Freddie Mac Non Gold Pool	2.408%	5/1/42	12	12
[3,4,6] Freddie Mac Non Gold Pool	2.735%	10/1/37	2	2
[3,4] Freddie Mac Non Gold Pool	2.737%	2/1/42	28	28
[3,4,6] Freddie Mac Non Gold Pool	3.329%	7/1/35	11	12
[3,4,6] Freddie Mac Non Gold Pool	3.375%	1/1/38	7	7
[3,4,6] Freddie Mac Non Gold Pool	3.390%	12/1/36	14	15
[3,4,6] Freddie Mac Non Gold Pool	3.410%	10/1/37	15	16
[3,4,6] Freddie Mac Non Gold Pool	3.492%	1/1/35–
		12/1/36	20	20
[3,4,6] Freddie Mac Non Gold Pool	3.495%	12/1/40	31	32
[3,4,6] Freddie Mac Non Gold Pool	3.496%	12/1/34	9	9
[3,4,8] Freddie Mac Non Gold Pool	3.497%	11/1/34	28	29

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3,4,6] Freddie Mac Non Gold Pool	3.515%	12/1/36	6	6
[3,4,7] Freddie Mac Non Gold Pool	3.521%	6/1/37	8	8
[3,4,6] Freddie Mac Non Gold Pool	3.555%	2/1/37	8	9
[3,4,6] Freddie Mac Non Gold Pool	3.566%	12/1/35	22	23
[3,4,6] Freddie Mac Non Gold Pool	3.609%	3/1/37	3	3
[3,4,6] Freddie Mac Non Gold Pool	3.630%	6/1/40–
		12/1/40	41	43
[3,4,6] Freddie Mac Non Gold Pool	3.636%	2/1/42	17	18
[3,4,6] Freddie Mac Non Gold Pool	3.650%	11/1/40	27	28
[3,4,6] Freddie Mac Non Gold Pool	3.667%	9/1/40	32	33
[3,4,6] Freddie Mac Non Gold Pool	3.703%	1/1/41	7	7
[3,4,6] Freddie Mac Non Gold Pool	3.735%	1/1/41	24	24
[3,4,8] Freddie Mac Non Gold Pool	3.814%	10/1/36	14	15
[3,4,6] Freddie Mac Non Gold Pool	3.889%	3/1/41	10	10
[3,4,6] Freddie Mac Non Gold Pool	3.900%	2/1/41	10	10
[3,4,6] Freddie Mac Non Gold Pool	3.910%	2/1/41	23	24
[3,4,6] Freddie Mac Non Gold Pool	3.942%	9/1/37	13	13
[3,4,8] Freddie Mac Non Gold Pool	3.971%	2/1/36	10	10
[3,4,6] Freddie Mac Non Gold Pool	4.084%	6/1/41	14	15
[3,4,6] Freddie Mac Non Gold Pool	4.125%	5/1/38	2	2
[3,4,6] Freddie Mac Non Gold Pool	4.145%	3/1/38	5	5
[3,4,6] Freddie Mac Non Gold Pool	4.180%	6/1/40	31	33
[3,4,8] Freddie Mac Non Gold Pool	4.232%	5/1/36	9	10
[3,4,6] Freddie Mac Non Gold Pool	4.255%	5/1/40	10	10
[3,4,6] Freddie Mac Non Gold Pool	4.347%	5/1/37	21	22
[3,4,6] Freddie Mac Non Gold Pool	4.407%	5/1/40	11	11
[3,4,6] Freddie Mac Non Gold Pool	4.483%	6/1/40	28	29
[4,8] Ginnie Mae II Pool	2.625%	4/20/41–
		6/20/43	170	173
[4,8] Ginnie Mae II Pool	2.750%	7/20/38–
		8/20/41	64	66
[4,8] Ginnie Mae II Pool	3.000%	5/20/41	9	9
[4,8] Ginnie Mae II Pool	3.125%	10/20/38–
		12/20/42	291	300
[4,8] Ginnie Mae II Pool	3.375%	1/20/41–
		3/20/43	199	205
[4,8] Ginnie Mae II Pool	3.625%	11/20/40	4	4
				3,956
Total U.S. Government and Agency Obligations (Cost $2,207,310) 2,166,738
Asset-Backed/Commercial Mortgage-Backed Securities (2.8%)
[4] Ally Auto Receivables Trust 2014-3	1.720%	3/16/20	36	36
[4] Ally Auto Receivables Trust 2015-1	1.390%	9/16/19	1	1
[4] Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	50	50
[4] Ally Auto Receivables Trust 2015-2	1.490%	11/15/19	11	11
[4] Ally Auto Receivables Trust 2015-2	1.840%	6/15/20	50	50
[4] Ally Auto Receivables Trust 2018-1	2.350%	6/15/22	100	99
[4] Ally Auto Receivables Trust 2018-1	2.530%	2/15/23	25	25
[4] Ally Auto Receivables Trust 2018-3	3.000%	1/17/23	25	25
[4] Ally Auto Receivables Trust 2018-3	3.120%	7/17/23	50	50
[4] Ally Master Owner Trust Series 2018-1	2.700%	1/17/23	425	421
[4] Ally Master Owner Trust Series 2018-2	3.290%	5/15/23	100	100
[4] American Express Credit Account
Master Trust 2017-1	1.930%	9/15/22	250	246
[4] American Express Credit Account
Master Trust 2017-3	1.770%	11/15/22	300	294
[4] American Express Credit Account
Master Trust 2017-6	2.040%	5/15/23	375	367
[4] American Express Credit Account
Master Trust 2017-7	2.350%	5/15/25	225	218
[4] American Express Credit Account
Master Trust 2018-1	2.670%	10/17/22	275	274
[4] American Express Credit Account
Master Trust 2018-2	3.010%	10/15/25	250	248
[4] American Express Credit Account
Master Trust 2018-4	2.990%	12/15/23	325	325
[4] AmeriCredit Automobile Receivables
Trust 2016-3	1.460%	5/10/21	61	60
[4] AmeriCredit Automobile Receivables
Trust 2017-3	1.900%	3/18/22	80	79

[4]	AmeriCredit Automobile Receivables
	Trust 2018-1	3.070%	12/19/22	100	100
[4]	AmeriCredit Automobile Receivables
	Trust 2018-1	3.260%	1/18/24	56	56
[4]	AmeriCredit Automobile Receivables
	Trust 2018-1	3.500%	1/18/24	50	50
[4]	BA Credit Card Trust 2017-A1	1.950%	8/15/22	250	246
[4]	BA Credit Card Trust 2018-A1	2.700%	7/17/23	475	472
[4]	Banc of America Commercial Mortgage
	Trust 2015-UBS7	3.429%	9/15/48	50	50
[4]	Banc of America Commercial Mortgage
	Trust 2015-UBS7	3.705%	9/15/48	75	75
[4]	Banc of America Commercial Mortgage
	Trust 2017-BNK3	3.574%	2/15/50	72	71
[4]	Banc of America Commercial Mortgage
	Trust 2017-BNK3	3.748%	2/15/50	28	27
[4]	BANK 2017 - BNK5	3.390%	6/15/60	150	146
[4]	BANK 2017 - BNK5	3.624%	6/15/60	100	98
[4]	BANK 2017 - BNK6	3.518%	7/15/60	404	397
[4]	BANK 2017 - BNK6	3.741%	7/15/60	404	400
[4]	BANK 2017 - BNK7	3.175%	9/15/60	100	96
[4]	BANK 2017 - BNK7	3.435%	9/15/60	75	73
[4]	BANK 2017 - BNK7	3.748%	9/15/60	75	74
[4]	BANK 2017 - BNK8	3.488%	11/15/50	150	147
[4]	BANK 2017 - BNK8	3.731%	11/15/50	25	25
[4]	BANK 2017 - BNK9	3.279%	11/15/54	150	146
[4]	BANK 2017 - BNK9	3.538%	11/15/54	150	147
[4]	BANK 2018 - BN11	4.046%	3/15/61	100	102
[4]	BANK 2018 - BN12	4.255%	5/15/61	125	130
	BANK 2018 - BN12	4.493%	5/15/61	50	52
[4]	BANK 2018 - BNK10	3.641%	2/15/61	50	50
[4]	BANK 2018 - BNK10	3.688%	2/15/61	250	248
[4]	BANK 2018 - BNK10	3.898%	2/15/61	50	50
[4]	Bank of America Credit Card Trust
	BACCT_18-A2	3.000%	9/15/23	400	400
	Bank of Nova Scotia	2.125%	9/11/19	250	247
	Bank of Nova Scotia	1.850%	4/14/20	450	442
	Bank of Nova Scotia	1.875%	4/26/21	175	170
[4]	Barclays Dryrock Issuance Trust 2016-1 1.520%		5/16/22	125	123
[4]	BBCMS Mortgage Trust 2017-C1	3.674%	2/15/50	325	322
[4]	BBCMS Mortgage Trust 2017-C1	3.898%	2/15/50	100	101
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP26	5.513%	1/12/45	53	53
[4]	BENCHMARK 2018-B1 Mortgage Trust	3.666%	1/15/51	100	100
[4]	BENCHMARK 2018-B1 Mortgage Trust	3.878%	1/15/51	50	50
[4]	BENCHMARK 2018-B2 Mortgage Trust	3.662%	2/15/51	125	127
[4]	BENCHMARK 2018-B2 Mortgage Trust	3.882%	2/15/51	325	329
[4]	BENCHMARK 2018-B2 Mortgage Trust	4.084%	2/15/51	150	152
[4]	BENCHMARK 2018-B3 Mortgage Trust	3.848%	4/10/51	100	102
[4]	BENCHMARK 2018-B3 Mortgage Trust	4.025%	4/10/51	225	231
†,4 BENCHMARK 2018-B4 Mortgage Trust 4.121%			7/15/51	350	360
†,4 BENCHMARK 2018-B4 Mortgage Trust		4.311%	7/15/51	75	77
[4]	BMW Vehicle Lease Trust 2017-2	2.070%	10/20/20	75	74
[4]	BMW Vehicle Owner Trust 2014-A	1.500%	2/25/21	20	20
[4]	BMW Vehicle Owner Trust 2018-A	2.350%	4/25/22	150	148
[4]	BMW Vehicle Owner Trust 2018-A	2.510%	6/25/24	50	49
[4]	Capital Auto Receivables Asset Trust
	2015-1	1.860%	10/21/19	5	5
[4]	Capital Auto Receivables Asset Trust
	2015-2	1.970%	1/21/20	66	66
[4]	Capital Auto Receivables Asset Trust
	2015-3	1.940%	1/21/20	23	23
[4]	Capital Auto Receivables Asset Trust
	2015-3	2.130%	5/20/20	75	75
[4]	Capital Auto Receivables Asset Trust
	2015-4	1.830%	3/20/20	29	29
[4]	Capital Auto Receivables Asset Trust
	2015-4	2.010%	7/20/20	75	75
[4]	Capital Auto Receivables Asset Trust
	2016-3	1.690%	3/20/21	50	49

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Capital One Multi-Asset Execution
	Trust 2015-A2	2.080%	3/15/23	250	246
[4]	Capital One Multi-Asset Execution
	Trust 2015-A5	1.600%	5/17/21	100	100
[4]	Capital One Multi-Asset Execution
	Trust 2015-A8	2.050%	8/15/23	150	147
[4]	Capital One Multi-Asset Execution
	Trust 2016-A3	1.340%	4/15/22	170	168
[4]	Capital One Multi-Asset Execution
	Trust 2016-A4	1.330%	6/15/22	200	197
[4]	Capital One Multi-Asset Execution
	Trust 2016-A6	1.820%	9/15/22	100	99
[4]	Capital One Multi-Asset Execution
	Trust 2017-A4	1.990%	7/17/23	250	245
[4]	Capital One Multi-Asset Execution
	Trust 2017-A6	2.290%	7/15/25	225	218
[4]	Capital One Multi-Asset Execution
	Trust 2018-1	3.010%	2/15/24	125	125
[4]	CarMax Auto Owner Trust 2014-3	1.730%	2/18/20	15	15
[4]	CarMax Auto Owner Trust 2015-2	1.370%	3/16/20	10	10
[4]	CarMax Auto Owner Trust 2015-2	1.800%	3/15/21	50	50
[4]	CarMax Auto Owner Trust 2015-3	1.630%	5/15/20	37	37
[4]	CarMax Auto Owner Trust 2015-3	1.980%	2/16/21	50	50
[4]	CarMax Auto Owner Trust 2015-4	1.560%	11/16/20	50	50
[4]	CarMax Auto Owner Trust 2015-4	1.830%	6/15/21	50	49
[4]	CarMax Auto Owner Trust 2016-3	1.390%	5/17/21	92	91
[4]	CarMax Auto Owner Trust 2016-3	1.600%	1/18/22	50	49
[4]	CarMax Auto Owner Trust 2017-4	2.110%	10/17/22	75	74
[4]	CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	50	49
[4]	CarMax Auto Owner Trust 2018-1	2.480%	11/15/22	75	74
[4]	CarMax Auto Owner Trust 2018-1	2.640%	6/15/23	50	49
[4]	CarMax Auto Owner Trust 2018-2	2.980%	1/17/23	75	75
[4]	CarMax Auto Owner Trust 2018-2	3.160%	7/17/23	50	50
[4]	CD 2016-CD1 Commercial Mortgage
	Trust	2.724%	8/10/49	150	140
[4]	CD 2016-CD2 Commercial Mortgage
	Trust	3.526%	11/10/49	100	99
[4]	CD 2017-CD3 Commercial Mortgage
	Trust	3.453%	2/10/50	25	25
[4]	CD 2017-CD3 Commercial Mortgage
	Trust	3.631%	2/10/50	144	143
[4]	CD 2017-CD3 Commercial Mortgage
	Trust	3.833%	2/10/50	31	31
[4]	CD 2017-CD6 Commercial Mortgage
	Trust	3.332%	11/13/50	50	49
[4]	CD 2017-CD6 Commercial Mortgage
	Trust	3.456%	11/13/50	125	122
[4]	CD 2017-CD6 Commercial Mortgage
	Trust	3.709%	11/13/50	75	73
[4]	CenterPoint Energy Transition Bond Co.
	II LLC 2005-A	5.302%	8/1/20	17	17
[4]	CenterPoint Energy Transition Bond Co.
	IV LLC 2012-1	3.028%	10/15/25	350	346
[4]	CFCRE Commercial Mortgage Trust
	2016-C3	3.865%	1/10/48	125	126
[4]	CFCRE Commercial Mortgage Trust
	2016-C4	3.283%	5/10/58	150	146
	CFCRE Commercial Mortgage Trust
	2016-C4	3.691%	5/10/58	100	99
[4]	CFCRE Commercial Mortgage Trust
	2016-C6	3.217%	11/10/49	250	241
[4]	CFCRE Commercial Mortgage Trust
	2017-C8	3.572%	6/15/50	50	49
[4]	Chase Issuance Trust 2012-A4	1.580%	8/16/21	150	148
[4]	Chase Issuance Trust 2012-A7	2.160%	9/16/24	313	302
[4]	Chase Issuance Trust 2014-A2	2.770%	3/15/23	225	224
[4]	Chase Issuance Trust 2015-A4	1.840%	4/15/22	150	147
[4]	Chase Issuance Trust 2016-A2	1.370%	6/15/21	225	222
[4]	Chase Issuance Trust 2016-A4	1.490%	7/15/22	200	194
[4]	Chase Issuance Trust 2016-A5	1.270%	7/15/21	225	222

[4]	Citibank Credit Card Issuance Trust
	2014-A1	2.880%	1/23/23	100	100
[4]	Citibank Credit Card Issuance Trust
	2014-A5	2.680%	6/7/23	200	198
[4]	Citibank Credit Card Issuance Trust
	2014-A6	2.150%	7/15/21	500	497
[4]	Citibank Credit Card Issuance Trust
	2016-A2	2.190%	11/20/23	200	195
[4]	Citibank Credit Card Issuance Trust
	2017-A2	1.740%	1/19/21	325	324
[4]	Citibank Credit Card Issuance Trust
	2017-A9	1.800%	9/20/21	340	336
[4]	Citibank Credit Card Issuance Trust
	2018-A1	2.490%	1/20/23	550	543
[4]	Citibank Credit Card Issuance Trust
	2018-A3	3.290%	5/23/25	450	452
[4]	Citigroup Commercial Mortgage Trust
	2012-GC8	3.024%	9/10/45	75	74
[4]	Citigroup Commercial Mortgage Trust
	2013-GC11	3.093%	4/10/46	100	99
[4]	Citigroup Commercial Mortgage Trust
	2013-GC15	3.161%	9/10/46	47	47
[4]	Citigroup Commercial Mortgage Trust
	2013-GC15	4.371%	9/10/46	50	52
[4]	Citigroup Commercial Mortgage Trust
	2013-GC15	4.649%	9/10/46	75	78
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	2.790%	3/10/47	8	8
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	3.552%	3/10/47	25	25
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	4.023%	3/10/47	25	26
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	4.345%	3/10/47	25	26
[4]	Citigroup Commercial Mortgage Trust
	2014-GC21	3.855%	5/10/47	50	51
[4]	Citigroup Commercial Mortgage Trust
	2014-GC21	4.328%	5/10/47	50	51
[4]	Citigroup Commercial Mortgage Trust
	2014-GC23	3.622%	7/10/47	100	100
[4]	Citigroup Commercial Mortgage Trust
	2014-GC25	3.635%	10/10/47	175	175
[4]	Citigroup Commercial Mortgage Trust
	2015-GC27	3.137%	2/10/48	225	219
[4]	Citigroup Commercial Mortgage Trust
	2015-GC27	3.571%	2/10/48	100	99
[4]	Citigroup Commercial Mortgage Trust
	2015-GC29	2.674%	4/10/48	49	49
[4]	Citigroup Commercial Mortgage Trust
	2015-GC29	3.192%	4/10/48	175	171
[4]	Citigroup Commercial Mortgage Trust
	2015-GC29	3.758%	4/10/48	84	83
[4]	Citigroup Commercial Mortgage Trust
	2015-GC31	3.762%	6/10/48	100	101
[4]	Citigroup Commercial Mortgage Trust
	2015-GC33	3.778%	9/10/58	100	101
[4]	Citigroup Commercial Mortgage Trust
	2016-C1	3.003%	5/10/49	55	54
[4]	Citigroup Commercial Mortgage Trust
	2016-C1	3.209%	5/10/49	125	121
[4]	Citigroup Commercial Mortgage Trust
	2016-GC36	3.616%	2/10/49	225	224
[4]	Citigroup Commercial Mortgage Trust
	2016-P4	2.902%	7/10/49	75	71
[4]	Citigroup Commercial Mortgage Trust
	2017-B1	3.458%	8/15/50	250	244
[4]	Citigroup Commercial Mortgage Trust
	2017-B1	3.711%	8/15/50	50	49
[4]	Citigroup Commercial Mortgage Trust
	2017-C4	3.471%	10/12/50	150	147

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Citigroup Commercial Mortgage Trust
	2017-C4	3.764%	10/12/50	50	50
[4]	Citigroup Commercial Mortgage Trust
	2018-B2	3.788%	3/10/51	50	51
[4]	Citigroup Commercial Mortgage Trust
	2018-B2	4.009%	3/10/51	275	280
[4]	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	58	58
[4]	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	65	65
[4,9] COMM 2012-CCRE3 Mortgage Trust		3.416%	10/15/45	78	77
[4]	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	125	122
[4]	COMM 2013-CCRE10 Mortgage Trust	4.210%	8/10/46	20	21
[4]	COMM 2013-CCRE11 Mortgage Trust	3.047%	8/10/50	30	30
[4]	COMM 2013-CCRE11 Mortgage Trust	3.660%	8/10/50	30	30
[4]	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	40	41
[4]	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	150	156
[4]	COMM 2013-CCRE11 Mortgage Trust	4.715%	8/10/50	30	31
[4]	COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	50	50
[4]	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	50	51
[4]	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	50	51
[4]	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	50	51
[4]	COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	25	26
[4]	COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	25	25
[4]	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	65	64
[4]	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	50	50
[4]	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	71	72
[4]	COMM 2013-CCRE9 Mortgage Trust	4.380%	7/10/45	90	94
[4]	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	17	17
[4]	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	40	41
[4]	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	104	102
[4]	COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	58	57
[4]	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	78	78
[4]	COMM 2014-CCRE15 Mortgage Trust	3.595%	2/10/47	30	30
[4]	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	56	58
[4]	COMM 2014-CCRE15 Mortgage Trust	4.851%	2/10/47	28	29
[4]	COMM 2014-CCRE16 Mortgage Trust	3.653%	4/10/47	50	50
[4]	COMM 2014-CCRE16 Mortgage Trust	4.278%	4/10/47	75	77
[4]	COMM 2014-CCRE17 Mortgage Trust	3.012%	5/10/47	49	49
[4]	COMM 2014-CCRE17 Mortgage Trust	3.598%	5/10/47	25	25
[4]	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	50	51
[4]	COMM 2014-CCRE17 Mortgage Trust	4.377%	5/10/47	25	26
[4]	COMM 2014-CCRE18 Mortgage Trust	3.452%	7/15/47	50	50
[4]	COMM 2014-CCRE19 Mortgage Trust	3.796%	8/10/47	175	178
[4]	COMM 2014-CCRE19 Mortgage Trust	4.080%	8/10/47	50	50
[4]	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	50	50
[4]	COMM 2014-CCRE21 Mortgage Trust	3.095%	12/10/47	86	86
[4]	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	175	175
[4]	COMM 2014-LC15 Mortgage Trust	2.840%	4/10/47	50	50
[4]	COMM 2014-LC15 Mortgage Trust	4.006%	4/10/47	150	154
[4]	COMM 2014-LC17 Mortgage Trust	3.164%	10/10/47	100	100
[4]	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	50	51
[4]	COMM 2014-UBS2 Mortgage Trust	2.820%	3/10/47	24	24
[4]	COMM 2014-UBS2 Mortgage Trust	3.472%	3/10/47	22	22
[4]	COMM 2014-UBS2 Mortgage Trust	3.961%	3/10/47	54	55
[4]	COMM 2014-UBS2 Mortgage Trust	4.199%	3/10/47	15	15
[4]	COMM 2014-UBS2 Mortgage Trust	4.701%	3/10/47	10	10
[4]	COMM 2014-UBS3 Mortgage Trust	2.844%	6/10/47	50	50
[4]	COMM 2014-UBS3 Mortgage Trust	3.819%	6/10/47	100	102
[4]	COMM 2014-UBS4 Mortgage Trust	3.694%	8/10/47	125	126
[4]	COMM 2014-UBS4 Mortgage Trust	3.968%	8/10/47	44	44
[4]	COMM 2014-UBS5 Mortgage Trust	3.838%	9/10/47	125	127
[4]	COMM 2014-UBS6 Mortgage Trust	2.935%	12/10/47	122	122
[4]	COMM 2014-UBS6 Mortgage Trust	3.387%	12/10/47	125	125
[4]	COMM 2014-UBS6 Mortgage Trust	3.644%	12/10/47	225	226
[4]	COMM 2014-UBS6 Mortgage Trust	4.048%	12/10/47	50	51
[4]	COMM 2015-CCRE22 Mortgage Trust	2.856%	3/10/48	50	50
[4]	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	150	148
[4]	COMM 2015-CCRE22 Mortgage Trust	3.603%	3/10/48	50	50
[4]	COMM 2015-CCRE23 Mortgage Trust	3.257%	5/10/48	75	75
[4]	COMM 2015-CCRE23 Mortgage Trust	3.497%	5/10/48	100	100
[4]	COMM 2015-CCRE23 Mortgage Trust	3.801%	5/10/48	50	50
[4]	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	125	126

[4]	COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	225	225
[4]	COMM 2015-CCRE27 Mortgage Trust	3.404%	10/10/48	125	125
[4]	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	125	125
[4]	COMM 2015-LC19 Mortgage Trust	3.040%	2/10/48	25	25
[4]	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	125	122
[4]	COMM 2015-LC19 Mortgage Trust	3.527%	2/10/48	50	49
[4]	COMM 2016-CCRE28 Mortgage Trust	3.762%	2/10/49	150	151
[4]	COMM 2016-DC2 Mortgage Trust	3.550%	2/10/49	125	125
[4]	CSAIL 2015-C1 Commercial Mortgage
	Trust	3.505%	4/15/50	100	99
[4]	CSAIL 2015-C1 Commercial Mortgage
	Trust	3.791%	4/15/50	75	75
[4]	CSAIL 2015-C1 Commercial Mortgage
	Trust	4.044%	4/15/50	50	50
[4]	CSAIL 2015-C2 Commercial Mortgage
	Trust	1.454%	6/15/57	27	27
[4]	CSAIL 2015-C2 Commercial Mortgage
	Trust	3.504%	6/15/57	150	148
[4]	CSAIL 2015-C2 Commercial Mortgage
	Trust	3.849%	6/15/57	75	74
[4]	CSAIL 2015-C3 Commercial Mortgage
	Trust	3.448%	8/15/48	85	85
[4]	CSAIL 2015-C3 Commercial Mortgage
	Trust	3.718%	8/15/48	100	100
[4]	CSAIL 2015-C3 Commercial Mortgage
	Trust	4.252%	8/15/48	50	50
[4]	CSAIL 2015-C4 Commercial Mortgage
	Trust	3.617%	11/15/48	50	50
[4]	CSAIL 2015-C4 Commercial Mortgage
	Trust	3.808%	11/15/48	75	76
[4]	CSAIL 2016-C7 Commercial Mortgage
	Trust	3.502%	11/15/49	200	196
[4]	CSAIL 2017-C8 Commercial Mortgage
	Trust	3.392%	6/15/50	150	146
[4]	CSAIL 2017-CX10 Commercial
	Mortgage Trust	3.458%	11/15/50	150	146
[4]	CSAIL 2017-CX9 Commercial
	Mortgage Trust	3.446%	9/15/50	50	49
[4]	CSAIL 2018-CX11 Commercial
	Mortgage Trust	4.033%	4/15/51	275	280
[4]	DBJPM 16-C1 Mortgage Trust	3.276%	5/10/49	75	73
[4]	DBJPM 16-C3 Mortgage Trust	2.890%	9/10/49	100	95
[4]	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	100	97
[4]	DBJPM 17-C6 Mortgage Trust	3.561%	6/10/50	50	49
[4]	Discover Card Execution Note Trust
	2015-A2	1.900%	10/17/22	275	270
[4]	Discover Card Execution Note Trust
	2015-A3	1.450%	3/15/21	225	224
[4]	Discover Card Execution Note Trust
	2015-A4	2.190%	4/17/23	225	221
[4]	Discover Card Execution Note Trust
	2016-A1	1.640%	7/15/21	350	348
[4]	Discover Card Execution Note Trust
	2017-A2	2.390%	7/15/24	150	147
[4]	Discover Card Execution Note Trust
	2018-A1	3.030%	8/15/25	225	224
[4]	Drive Auto Receivables Trust 2018-2	3.220%	4/15/22	100	100
[4]	Drive Auto Receivables Trust 2018-2	3.630%	8/15/24	100	100
[3,4] Fannie Mae-Aces 2011-M2		3.764%	4/25/21	144	145
[3,4] Fannie Mae-Aces 2011-M4		3.726%	6/25/21	333	337
[3,4] Fannie Mae-Aces 2013-M12		2.466%	3/25/23	231	222
[3,4] Fannie Mae-Aces 2013-M14		2.603%	4/25/23	257	249
[3,4] Fannie Mae-Aces 2013-M14		3.329%	10/25/23	350	349
[3,4] Fannie Mae-Aces 2013-M4		2.608%	3/25/22	16	16
[3,4] Fannie Mae-Aces 2013-M7		2.280%	12/27/22	100	96
[3,4] Fannie Mae-Aces 2014-M1		2.323%	11/25/18	181	181
[3,4] Fannie Mae-Aces 2014-M1		3.297%	7/25/23	440	439
[3,4] Fannie Mae-Aces 2014-M10		2.171%	9/25/19	178	177
[3,4] Fannie Mae-Aces 2014-M12		2.614%	10/25/21	323	318
[3,4] Fannie Mae-Aces 2014-M13		2.566%	8/25/24	40	39
[3,4] Fannie Mae-Aces 2014-M13		3.021%	8/25/24	125	123

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3,4] Fannie Mae-Aces 2014-M2	3.513%	12/25/23	346	349
[3,4] Fannie Mae-Aces 2014-M3	2.613%	1/25/24	104	102
[3,4] Fannie Mae-Aces 2014-M3	3.501%	1/25/24	175	176
[3,4] Fannie Mae-Aces 2014-M4	3.346%	3/25/24	175	175
[3,4] Fannie Mae-Aces 2014-M6	2.679%	5/25/21	302	299
[3,4] Fannie Mae-Aces 2014-M7	3.384%	6/25/24	297	296
[3,4] Fannie Mae-Aces 2014-M8	2.346%	6/25/24	34	33
[3,4] Fannie Mae-Aces 2014-M8	3.056%	6/25/24	175	172
[3,4] Fannie Mae-Aces 2014-M9	3.103%	7/25/24	200	197
[3,4] Fannie Mae-Aces 2015-M1	2.532%	9/25/24	300	287
[3,4] Fannie Mae-Aces 2015-M10	3.092%	4/25/27	100	97
[3,4] Fannie Mae-Aces 2015-M12	2.886%	5/25/25	225	217
[3,4] Fannie Mae-Aces 2015-M15	2.923%	10/25/25	275	266
[3,4] Fannie Mae-Aces 2015-M2	2.620%	12/25/24	207	199
[3,4] Fannie Mae-Aces 2015-M3	2.723%	10/25/24	100	97
[3,4] Fannie Mae-Aces 2015-M4	2.509%	7/25/22	150	147
[3,4] Fannie Mae-Aces 2015-M7	2.590%	12/25/24	200	191
[3,4] Fannie Mae-Aces 2015-M8	2.344%	1/25/25	97	95
[3,4] Fannie Mae-Aces 2015-M8	2.900%	1/25/25	100	97
[3,4] Fannie Mae-Aces 2016-M11	2.369%	7/25/26	250	231
[3,4] Fannie Mae-Aces 2016-M12	2.529%	9/25/26	250	234
[3,4] Fannie Mae-Aces 2016-M2	2.152%	1/25/23	200	192
[3,4] Fannie Mae-Aces 2016-M3	2.702%	2/25/26	100	96
[3,4] Fannie Mae-Aces 2016-M4	2.576%	3/25/26	100	94
[3,4] Fannie Mae-Aces 2016-M5	2.469%	4/25/26	200	188
[3,4] Fannie Mae-Aces 2016-M7	2.157%	10/25/23	50	48
[3,4] Fannie Mae-Aces 2016-M7	2.499%	9/25/26	75	70
[3,4] Fannie Mae-Aces 2016-M9	2.292%	6/25/26	300	279
[3,4] Fannie Mae-Aces 2017-M1	2.498%	10/25/26	200	188
[3,4] Fannie Mae-Aces 2017-M10	2.647%	7/25/24	110	105
[3,4] Fannie Mae-Aces 2017-M12	3.182%	6/25/27	300	296
[3,4] Fannie Mae-Aces 2017-M15	3.196%	11/25/27	275	269
[3,4] Fannie Mae-Aces 2017-M4	2.683%	12/25/26	200	190
[3,4] Fannie Mae-Aces 2017-M7	2.961%	2/25/27	150	145
[3,4] Fannie Mae-Aces 2017-M8	3.061%	5/25/27	514	504
[3,4] Fannie Mae-Aces 2018-M2	2.999%	1/25/28	425	406
[3,4] Fannie Mae-Aces 2018-M4	3.144%	3/25/28	165	160
[3,4] Fannie Mae-Aces 2018-M7	3.150%	3/25/28	100	97
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K005	3.484%	4/25/19	29	30
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K006	3.398%	7/25/19	48	48
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K009	2.757%	5/25/20	24	24
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K010	3.320%	7/25/20	24	24
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K011	4.084%	11/25/20	250	256
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K014	3.871%	4/25/21	133	135
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K017	2.873%	12/25/21	350	348
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K019	2.272%	3/25/22	150	146
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K020	2.373%	5/25/22	350	341
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K021	2.396%	6/25/22	225	219
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K026	2.510%	11/25/22	325	317
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K027	2.637%	1/25/23	325	318
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K028	3.111%	2/25/23	475	476
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K029	3.320%	2/25/23	325	327
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K030	2.779%	9/25/22	199	198
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K030	3.250%	4/25/23	325	326

[3,4] FHLMC Multifamily Structured Pass
Through Certificates K031	3.300%	4/25/23	340	342
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K032	3.016%	2/25/23	210	209
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K032	3.310%	5/25/23	340	344
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K033	2.871%	2/25/23	227	226
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K033	3.060%	7/25/23	325	323
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K034	3.531%	7/25/23	288	293
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K035	3.458%	8/25/23	400	407
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K036	3.527%	10/25/23	325	330
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K038	2.604%	10/25/23	87	85
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K038	3.389%	3/25/24	400	404
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K039	2.683%	12/25/23	54	53
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K039	3.303%	7/25/24	225	227
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K040	2.768%	4/25/24	84	83
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K040	3.241%	9/25/24	275	276
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K041	3.171%	10/25/24	275	275
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K042	2.267%	6/25/24	42	40
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K043	2.532%	10/25/23	43	42
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K043	3.062%	12/25/24	150	149
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K045	2.493%	11/25/24	110	107
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K045	3.023%	1/25/25	175	173
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K046	3.205%	3/25/25	175	175
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K047	2.827%	12/25/24	84	82
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K047	3.329%	5/25/25	175	176
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K048	3.284%	6/25/25	225	226
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K049	3.010%	7/25/25	125	123
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K050	3.334%	8/25/25	200	201
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K052	3.151%	11/25/25	125	124
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K053	2.995%	12/25/25	75	74
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K054	2.745%	1/25/26	200	193
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K056	2.525%	5/25/26	150	142
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K058	2.653%	8/25/26	100	95
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K063	3.430%	1/25/27	475	477
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K064	3.224%	3/25/27	300	297
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K065	3.243%	4/25/27	433	429
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K066	3.117%	6/25/27	150	147

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K068	3.244%	8/25/27	125	124
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K069	3.187%	9/25/27	200	197
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K070	3.303%	11/25/27	75	75
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K071	3.286%	11/25/27	100	99
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K072	3.444%	12/25/27	100	100
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K075	3.650%	2/25/28	150	153
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K076	3.900%	4/25/28	350	363
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K152	3.080%	1/25/31	100	96
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K155	3.750%	11/25/32	100	102
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K155	3.750%	4/25/33	200	202
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K503	1.384%	1/25/19	57	57
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K503	2.456%	8/25/19	325	324
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K504	2.566%	9/25/20	100	99
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K704	2.412%	8/25/18	28	28
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K706	2.323%	10/25/18	94	94
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K707	2.220%	12/25/18	150	150
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K710	1.883%	5/25/19	25	25
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K711	1.321%	12/25/18	36	36
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K711	1.730%	7/25/19	425	421
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K712	1.869%	11/25/19	191	189
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K713	2.313%	3/25/20	518	513
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K714	3.034%	10/25/20	400	401
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K716	2.413%	1/25/21	38	37
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K716	3.130%	6/25/21	370	371
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K717	2.991%	9/25/21	225	225
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K718	2.375%	9/25/21	181	178
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K718	2.791%	1/25/22	225	223
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K731	3.600%	2/25/25	225	230
[3,4] FHLMC Multifamily Structured Pass
Through Certificates KW01	2.853%	1/25/26	200	194
[3,4] FHLMC Multifamily Structures Pass
Through Certificates K073	3.350%	1/25/28	125	124
[3,4] FHLMC Multifamily Structures Pass
Through Certificates K074	3.600%	1/25/28	225	229
[3,4] FHLMC Multifamily Structures Pass
Through Certificates K1504	3.459%	11/25/32	50	50
[3,4] FHLMC Multifamily Structures Pass
Through Certificates K715	2.856%	1/25/21	125	125
[3,4] FHLMC Multifamily Structures Pass
Through Certificates K720	2.716%	6/25/22	150	148
[3,4] FHLMC Multifamily Structures Pass
Through Certificates K723	2.454%	8/25/23	125	121

[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K724	3.062%	11/25/23	100	99
[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K725	2.946%	7/25/24	200	197
[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K726	2.905%	4/25/24	200	197
[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K728	3.064%	8/25/24	275	273
[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K730	3.452%	9/24/24	25	25
[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K730	3.590%	1/25/25	275	281
[4]	Fifth Third Auto Trust 2015-1	1.420%	3/16/20	23	23
[4]	Ford Credit Auto Lease Trust 2018-A	2.930%	6/15/21	125	125
[4]	Ford Credit Auto Owner Trust 2015-A	1.640%	6/15/20	25	25
[4]	Ford Credit Auto Owner Trust 2015-B	1.160%	11/15/19	6	6
[4]	Ford Credit Auto Owner Trust 2015-B	1.580%	8/15/20	50	50
[4]	Ford Credit Auto Owner Trust 2015-C	1.410%	2/15/20	11	11
[4]	Ford Credit Auto Owner Trust 2015-C	1.740%	2/15/21	50	50
[4]	Ford Credit Auto Owner Trust 2017-A	1.670%	6/15/21	100	99
[4]	Ford Credit Auto Owner Trust 2017-A	1.920%	4/15/22	75	73
[4]	Ford Credit Auto Owner Trust 2017-C	2.010%	3/15/22	375	370
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2016-1	1.760%	2/15/21	225	224
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2017-2	2.160%	9/15/22	160	157
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2017-3	2.480%	9/15/24	170	166
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2018-1	2.950%	5/15/23	225	224
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2018-2	3.170%	3/15/25	200	199
[4]	GM Financial Automobile Leasing Trust
	2015-3	1.810%	11/20/19	26	26
[4]	GM Financial Automobile Leasing Trust
	2016-1	1.790%	3/20/20	100	100
[4]	GM Financial Automobile Leasing Trust
	2016-2	1.620%	9/20/19	49	49
[4]	GM Financial Automobile Leasing Trust
	2016-3	1.610%	12/20/19	68	68
[4]	GM Financial Automobile Leasing Trust
	2018-1	2.610%	1/20/21	125	124
[4]	GM Financial Automobile Leasing Trust
	2018-1	2.680%	12/20/21	25	25
[4]	GM Financial Automobile Leasing Trust
	2018-2	3.060%	6/21/21	50	50
[4]	GM Financial Automobile Leasing Trust
	2018-2	3.160%	4/20/22	25	25
[4]	GM Financial Consumer Automobile
	2018-2	2.810%	12/16/22	100	100
[4]	GM Financial Consumer Automobile
	2018-2	3.020%	12/18/23	75	75
[4]	GS Mortgage Securities Corporation II
	2013-GC10	2.943%	2/10/46	92	90
[4]	GS Mortgage Securities Corporation II
	2013-GC10	3.279%	2/10/46	35	34
[4]	GS Mortgage Securities Corporation II
	2015-GC30	2.726%	5/10/50	100	99
[4]	GS Mortgage Securities Corporation II
	2015-GC30	3.382%	5/10/50	150	148
[4]	GS Mortgage Securities Trust
	2011-GC5	3.707%	8/10/44	80	81
[4]	GS Mortgage Securities Trust
	2012-GC6	3.482%	1/10/45	299	301
[4]	GS Mortgage Securities Trust
	2012-GCJ7	3.377%	5/10/45	166	167
[4]	GS Mortgage Securities Trust
	2012-GCJ9	2.773%	11/10/45	125	122
[4]	GS Mortgage Securities Trust
	2013-GC13	4.184%	7/10/46	20	21

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	GS Mortgage Securities Trust
	2013-GCJ12	3.135%	6/10/46	90	89
[4]	GS Mortgage Securities Trust
	2013-GCJ12	3.375%	6/10/46	39	38
[4]	GS Mortgage Securities Trust
	2013-GCJ14	2.995%	8/10/46	3	3
[4]	GS Mortgage Securities Trust
	2013-GCJ14	3.817%	8/10/46	30	30
[4]	GS Mortgage Securities Trust
	2013-GCJ14	4.243%	8/10/46	150	155
[4]	GS Mortgage Securities Trust
	2014-GC18	4.074%	1/10/47	50	51
[4]	GS Mortgage Securities Trust
	2014-GC22	3.467%	6/10/47	50	50
[4]	GS Mortgage Securities Trust
	2014-GC22	3.862%	6/10/47	50	51
[4]	GS Mortgage Securities Trust
	2014-GC24	3.931%	9/10/47	125	127
[4]	GS Mortgage Securities Trust
	2014-GC24	4.642%	9/10/47	25	26
[4]	GS Mortgage Securities Trust
	2014-GC26	2.902%	11/10/47	50	50
[4]	GS Mortgage Securities Trust
	2014-GC26	3.365%	11/10/47	75	75
[4]	GS Mortgage Securities Trust
	2014-GC26	3.629%	11/10/47	225	226
[4]	GS Mortgage Securities Trust
	2014-GC26	3.964%	11/10/47	50	50
[4]	GS Mortgage Securities Trust
	2014-GC26	4.215%	11/10/47	50	51
[4]	GS Mortgage Securities Trust
	2015-GC28	3.396%	2/10/48	150	148
[4]	GS Mortgage Securities Trust
	2015-GC32	3.513%	7/10/48	125	126
[4]	GS Mortgage Securities Trust
	2015-GC32	3.764%	7/10/48	50	50
[4]	GS Mortgage Securities Trust
	2015-GC34	3.278%	10/10/48	125	124
[4]	GS Mortgage Securities Trust
	2015-GC34	3.506%	10/10/48	100	99
[4]	GS Mortgage Securities Trust
	2016-GS2	3.050%	5/10/49	75	72
[4]	GS Mortgage Securities Trust
	2016-GS3	2.850%	10/10/49	200	188
[4]	GS Mortgage Securities Trust
	2016-GS4	3.442%	11/10/49	75	74
[4]	GS Mortgage Securities Trust
	2016-GS4	3.645%	11/10/49	50	49
[4]	GS Mortgage Securities Trust
	2017-GS5	3.674%	3/10/50	150	150
[4]	GS Mortgage Securities Trust
	2017-GS5	3.826%	3/10/50	50	50
[4]	GS Mortgage Securities Trust
	2017-GS6	3.433%	5/10/50	150	147
[4]	GS Mortgage Securities Trust
	2017-GS7	3.430%	8/10/50	261	254
[4]	GS Mortgage Securities Trust
	2017-GS7	3.663%	8/10/50	70	69
[4]	Honda Auto Receivables 2015-2
	Owner Trust	1.470%	8/23/21	40	40
[4]	Honda Auto Receivables 2015-3
	Owner Trust	1.560%	10/18/21	49	49
[4]	Honda Auto Receivables 2015-4
	Owner Trust	1.230%	9/23/19	44	43
[4]	Honda Auto Receivables 2017-4
	Owner Trust	2.050%	11/22/21	100	99
[4]	Honda Auto Receivables 2018-1
	Owner Trust	2.640%	2/15/22	238	236
[4]	Honda Auto Receivables 2018-1
	Owner Trust	2.830%	5/15/24	71	71

[4]	Honda Auto Receivables 2018-2
	Owner Trust	3.010%	5/18/22	75	75
[4]	Honda Auto Receivables 2018-2
	Owner Trust	3.160%	8/19/24	50	50
[4]	Huntington Auto Trust 2015-1	1.240%	9/16/19	2	2
[4]	Hyundai Auto Receivables Trust 2015-A 1.370%		7/15/20	24	24
[4]	Hyundai Auto Receivables Trust 2015-C 1.460%		2/18/20	18	17
[4]	Hyundai Auto Receivables Trust 2015-C 1.780%		11/15/21	50	50
[4]	Hyundai Auto Receivables Trust 2016-B 1.290%		4/15/21	75	74
[4]	Hyundai Auto Receivables Trust 2016-B 1.450%		11/15/22	75	73
[4]	Hyundai Auto Receivables Trust 2018-A 2.790%		7/15/22	50	50
[4]	Hyundai Auto Receivables Trust 2018-A 2.940%		6/17/24	75	75
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C6	3.507%	5/15/45	190	192
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C8	2.829%	10/15/45	143	141
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-CIBX	3.483%	6/15/45	176	177
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C10	3.143%	12/15/47	52	52
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C10	3.372%	12/15/47	39	38
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.166%	12/15/46	100	103
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	208	204
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2014-C20	2.872%	7/15/47	50	50
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2015-JP1	3.914%	1/15/49	75	76
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2016-JP3	2.870%	8/15/49	250	236
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2016-JP4	3.648%	12/15/49	100	99
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2016-JP4	3.870%	12/15/49	75	75
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2017-JP6	3.050%	7/15/50	100	99
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2017-JP6	3.744%	7/15/50	100	99
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	3.664%	7/15/45	39	40
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	4.170%	7/15/45	26	26
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	3.761%	8/15/46	40	41
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	4.133%	8/15/46	100	103
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	4.409%	8/15/46	30	31
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	2.977%	11/15/45	27	27
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	3.659%	11/15/45	10	10
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.131%	11/15/45	65	67
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.420%	11/15/45	35	36
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.079%	2/15/47	127	131
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.439%	2/15/47	25	26
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.974%	2/15/47	30	31
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	3.046%	4/15/47	49	49
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	3.669%	4/15/47	50	51
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	3.997%	4/15/47	95	97

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	4.243%	4/15/47	50	51
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C21	3.428%	8/15/47	30	30
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C21	3.775%	8/15/47	25	25
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C22	3.801%	9/15/47	175	177
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C22	4.110%	9/15/47	50	51
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C23	3.934%	9/15/47	85	87
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C23	4.202%	9/15/47	50	51
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	2.940%	11/15/47	49	49
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	3.639%	11/15/47	50	50
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	3.914%	11/15/47	75	75
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C25	3.672%	11/15/47	200	201
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C25	4.065%	11/15/47	50	51
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.019%	1/15/48	125	125
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.494%	1/15/48	175	174
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.800%	1/15/48	50	50
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.951%	1/15/48	50	50
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C27	2.734%	2/15/48	100	100
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C27	3.017%	2/15/48	110	109
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C27	3.179%	2/15/48	59	58
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C28	2.773%	10/15/48	125	125
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C28	3.227%	10/15/48	125	122
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C28	3.532%	10/15/48	50	49
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C29	2.921%	5/15/48	98	97
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C29	3.304%	5/15/48	57	57
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C29	3.611%	5/15/48	100	100
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	3.559%	7/15/48	125	126
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	3.822%	7/15/48	100	101
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	4.226%	7/15/48	50	51
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C31	3.540%	8/15/48	53	53
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C31	3.801%	8/15/48	57	58
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C32	3.358%	11/15/48	125	125
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C32	3.598%	11/15/48	125	125
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C33	3.770%	12/15/48	82	83
[4]	JPMBB Commercial Mortgage
	Securities Trust 2016-C1	3.316%	3/15/49	75	75
[4]	JPMCC Commercial Mortgage
	Securities Trust 2017-JP5	3.723%	3/15/50	400	400

[4]	JPMDB Commercial Mortgage
	Securities Trust 2016-C2	3.144%	6/15/49	75	72
[4]	JPMDB Commercial Mortgage
	Securities Trust 2016-C2	3.484%	6/15/49	50	49
[4]	JPMDB Commercial Mortgage
	Securities Trust 2017-C7	3.409%	10/15/50	75	73
	JPMDB Commercial Mortgage
	Securities Trust 2017-C7	3.713%	10/15/50	50	49
[4]	JPMDB Commercial Mortgage
	Securities Trust 2018-C8	4.211%	6/15/51	225	233
[4]	JPMDB Commercial Mortgage
	Securities Trust 2018-C8	4.421%	6/15/51	25	26
[4]	Mercedes-Benz Auto Lease Trust
	2017-A	1.790%	4/15/20	175	174
[4]	Mercedes-Benz Auto Lease Trust
	2018-A	2.410%	2/16/21	75	75
[4]	Mercedes-Benz Auto Lease Trust
	2018-A	2.510%	10/16/23	25	25
[4]	Mercedes-Benz Auto Receivables
	Trust 2015-1	1.340%	12/16/19	10	10
[4]	Mercedes-Benz Auto Receivables
	Trust 2015-1	1.750%	12/15/21	25	25
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.176%	8/15/45	100	99
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.303%	8/15/46	40	41
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.503%	8/15/46	20	21
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	3.001%	10/15/46	32	32
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	4.259%	10/15/46	100	104
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	2.918%	2/15/46	68	67
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	3.214%	2/15/46	14	14
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C8	3.134%	12/15/48	100	99
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C8	3.376%	12/15/48	50	49
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.102%	5/15/46	50	49
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.456%	5/15/46	50	50
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	2.916%	2/15/47	87	87
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	3.669%	2/15/47	110	111
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.064%	2/15/47	100	103
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.793%	2/15/47	100	104
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	3.477%	6/15/47	25	25
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	3.892%	6/15/47	100	102
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.480%	6/15/47	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C18	3.194%	10/15/47	96	96
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C18	4.587%	10/15/47	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.101%	12/15/47	125	125
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.326%	12/15/47	50	50
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.526%	12/15/47	75	75
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C20	3.069%	2/15/48	50	50
		121

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C20	3.249%	2/15/48	200	196
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C22	3.040%	4/15/48	100	99
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C22	3.306%	4/15/48	75	74
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C22	3.883%	4/15/48	50	50
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	2.982%	7/15/50	75	75
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	3.398%	7/15/50	50	50
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	3.719%	7/15/50	125	126
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C25	3.383%	10/15/48	125	125
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C25	3.635%	10/15/48	75	75
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C26	3.323%	10/15/48	75	75
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C26	3.531%	10/15/48	75	75
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C27	3.557%	12/15/47	50	50
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C27	3.753%	12/15/47	75	76
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C28	3.288%	1/15/49	100	100
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C28	3.544%	1/15/49	225	223
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C30	2.860%	9/15/49	200	188
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C31	3.102%	11/15/49	250	239
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2017-C33	3.599%	5/15/50	150	148
	Morgan Stanley Bank of America
	Merrill Lynch Trust 2017-C33	3.852%	5/15/50	100	99
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2017-C34	3.276%	11/15/52	125	121
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2017-C34	3.536%	11/15/52	150	147
[4]	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	350	349
[4]	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	75	75
[4]	Morgan Stanley Capital I Trust
	2015-UBS8	3.809%	12/15/48	75	76
[4]	Morgan Stanley Capital I Trust
	2016-BNK2	3.049%	11/15/49	100	95
[4]	Morgan Stanley Capital I Trust
	2016-BNK2	3.282%	11/15/49	83	80
[4]	Morgan Stanley Capital I Trust
	2016-UB11	2.782%	8/15/49	200	187
[4]	Morgan Stanley Capital I Trust
	2016-UBS12	3.596%	12/15/49	200	198
[4]	Morgan Stanley Capital I Trust
	2017-H1	3.530%	6/15/50	150	148
[4]	Nissan Auto Lease Trust 2016-B	1.610%	1/18/22	100	99
[4]	Nissan Auto Lease Trust 2017-B	2.050%	9/15/20	70	69
[4]	Nissan Auto Lease Trust 2017-B	2.170%	12/15/21	25	25
[4]	Nissan Auto Receivables 2015-A
	Owner Trust	1.050%	10/15/19	6	6
[4]	Nissan Auto Receivables 2015-B
	Owner Trust	1.340%	3/16/20	25	25
[4]	Nissan Auto Receivables 2015-B
	Owner Trust	1.790%	1/17/22	50	50
[4]	Nissan Auto Receivables 2015-C
	Owner Trust	1.370%	5/15/20	25	25
[4]	Nissan Auto Receivables 2015-C
	Owner Trust	1.670%	2/15/22	75	74
[4]	Nissan Auto Receivables 2016-C
	Owner Trust	1.180%	1/15/21	95	94

[4]	Nissan Auto Receivables 2016-C
	Owner Trust	1.380%	1/17/23	75	73
[4]	Nissan Auto Receivables 2017-B
	Owner Trust	1.950%	10/16/23	104	101
[4]	Nissan Auto Receivables 2018-A
	Owner Trust	2.650%	5/16/22	125	124
[4]	Nissan Auto Receivables 2018-A
	Owner Trust	2.890%	6/17/24	100	100
[4]	Nissan Master Owner Trust
	Receivables Series 2016-A	1.540%	6/15/21	100	99
	Royal Bank of Canada	2.200%	9/23/19	225	223
	Royal Bank of Canada	2.100%	10/14/20	800	783
[4]	Royal Bank of Canada	1.875%	2/5/21	400	393
	Royal Bank of Canada	2.300%	3/22/21	175	171
[4]	Santander Drive Auto Receivables
	Trust 2017-3	1.870%	6/15/21	90	89
[4]	Santander Drive Auto Receivables
	Trust 2018-1	2.320%	8/16/21	25	25
[4]	Santander Drive Auto Receivables
	Trust 2018-2	2.750%	9/15/21	50	50
[4]	Santander Drive Auto Receivables
	Trust 2018-2	3.030%	9/15/22	50	50
[4]	Santander Drive Auto Receivables
	Trust 2018-2	3.350%	7/17/23	50	50
[4]	Santander Drive Auto Receivables
	Trust 2018-3	3.030%	2/15/22	50	50
[4]	Santander Drive Auto Receivables
	Trust 2018-3	3.290%	10/17/22	50	50
[4]	Santander Drive Auto Receivables
	Trust 2018-3	3.510%	8/15/23	50	50
[4]	Synchrony Credit Card Master Note
	Trust 2016-2	2.210%	5/15/24	373	363
[4]	Synchrony Credit Card Master Note
	Trust 2016-3	1.580%	9/15/22	150	148
[4]	Synchrony Credit Card Master Note
	Trust 2017-2	2.620%	10/15/25	150	146
[4]	Synchrony Credit Card Master Note
	Trust 2018-1	2.970%	3/15/24	275	274
[4]	Synchrony Credit Card Master Note
	Trust 2018-2	3.470%	5/15/26	275	276
[4]	Synchrony Credit Card Master Note
	Trust Series 2012-7	1.760%	9/15/22	148	146
[4]	TIAA Seasoned Commercial Mortgage
	Trust 2007-C4	5.477%	8/15/39	8	8
[9]	Toronto-Dominion Bank	2.250%	3/15/21	250	244
[4]	Toyota Auto Receivables 2015-B
	Owner Trust	1.270%	5/15/19	4	4
[4]	Toyota Auto Receivables 2015-B
	Owner Trust	1.740%	9/15/20	125	125
[4]	Toyota Auto Receivables 2015-C
	Owner Trust	1.340%	6/17/19	8	8
[4]	Toyota Auto Receivables 2015-C
	Owner Trust	1.690%	12/15/20	75	75
[4]	Toyota Auto Receivables 2016-B
	Owner Trust	1.300%	4/15/20	29	29
[4]	Toyota Auto Receivables 2016-B
	Owner Trust	1.520%	8/16/21	75	74
[4]	Toyota Auto Receivables 2016-C
	Owner Trust	1.140%	8/17/20	57	56
[4]	Toyota Auto Receivables 2016-C
	Owner Trust	1.320%	11/15/21	50	49
[4]	Toyota Auto Receivables 2017-D
	Owner Trust	1.930%	1/18/22	225	221
[4]	Toyota Auto Receivables 2018-A
	Owner Trust	2.350%	5/16/22	125	124
[4]	Toyota Auto Receivables 2018-A
	Owner Trust	2.520%	5/15/23	50	49
[4]	Toyota Auto Receivables 2018-B
	Owner Trust	2.960%	9/15/22	125	125
[4]	Toyota Auto Receivables 2018-B
	Owner Trust	3.110%	11/15/23	25	25

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	UBS Commercial Mortgage Trust
	2017-C1	3.460%	6/15/50	100	98
[4]	UBS Commercial Mortgage Trust
	2017-C1	3.724%	6/15/50	50	49
[4]	UBS Commercial Mortgage Trust
	2017-C2	3.487%	8/15/50	150	147
[4]	UBS Commercial Mortgage Trust
	2017-C2	3.740%	8/15/50	50	49
[4]	UBS Commercial Mortgage Trust
	2017-C3	3.426%	8/15/50	175	170
[4]	UBS Commercial Mortgage Trust
	2017-C3	3.739%	8/15/50	75	74
[4]	UBS Commercial Mortgage Trust
	2017-C4	3.301%	10/15/50	100	97
[4]	UBS Commercial Mortgage Trust
	2017-C4	3.563%	10/15/50	150	147
[4]	UBS Commercial Mortgage Trust
	2017-C4	3.836%	10/15/50	62	61
[4]	UBS Commercial Mortgage Trust
	2017-C5	3.474%	11/15/50	100	98
[4]	UBS Commercial Mortgage Trust
	2017-C7	3.679%	12/15/50	150	149
[4]	UBS Commercial Mortgage Trust
	2017-C7	4.061%	12/15/50	100	101
†,4 UBS Commercial Mortgage Trust
	2018-C11	4.241%	6/15/51	125	129
[4]	UBS Commercial Mortgage Trust
	2018-C8	3.720%	2/15/51	150	149
[4]	UBS Commercial Mortgage Trust
	2018-C8	3.983%	2/15/51	275	279
[4]	UBS Commercial Mortgage Trust
	2018-C8	4.215%	2/15/51	75	76
[4]	UBS-Barclays Commercial Mortgage
	Trust 2013-C5	3.185%	3/10/46	104	103
[4]	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.244%	4/10/46	165	164
[4]	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.469%	4/10/46	25	25
	UBS-Barclays Commercial Mortgage
	Trust 2018-C10	4.313%	5/15/51	175	182
[4]	UBS-Barclays Commercial Mortgage
	Trust 2018-C9	4.117%	3/15/51	275	281
[4]	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	2.918%	10/15/45	69	68
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	2.819%	8/15/50	47	47
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	3.817%	8/15/50	75	76
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	2.954%	12/15/47	100	100
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.271%	12/15/47	75	74
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.405%	12/15/47	125	124
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.808%	12/15/47	75	75
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	2.991%	2/15/48	125	123
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	3.166%	2/15/48	75	73
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	3.580%	2/15/48	50	49
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C27	3.190%	2/15/48	275	269
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C28	3.540%	5/15/48	175	174
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C28	3.872%	5/15/48	31	31
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	3.400%	6/15/48	125	125

[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	3.637%	6/15/48	175	175
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC20	2.978%	4/15/50	29	29
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC20	3.184%	4/15/50	276	269
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC20	3.719%	4/15/50	50	49
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	3.571%	9/15/58	50	50
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	3.839%	9/15/58	75	76
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	4.207%	9/15/58	75	77
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-NXS1	2.632%	5/15/48	50	50
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-NXS1	2.934%	5/15/48	50	49
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-NXS1	3.148%	5/15/48	50	49
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-P2	3.656%	12/15/48	100	101
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-P2	3.809%	12/15/48	50	50
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-SG1	3.789%	9/15/48	210	212
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-BNK1	2.652%	8/15/49	150	139
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C32	3.324%	1/15/59	58	58
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C32	3.560%	1/15/59	125	124
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C33	3.426%	3/15/59	50	49
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C34	3.096%	6/15/49	75	72
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C37	3.794%	12/15/49	100	101
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-LC24	2.825%	10/15/49	100	97
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-LC24	2.942%	10/15/49	162	153
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C38	3.453%	7/15/50	192	187
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C38	3.665%	7/15/50	54	52
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C39	3.418%	9/15/50	175	170
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C39	3.702%	9/15/50	100	98
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C40	3.317%	10/15/50	100	97
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C40	3.581%	10/15/50	150	148
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C40	3.854%	10/15/50	25	25
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C41	3.472%	11/15/50	250	244
[4]	Wells Fargo Commercial Mortgage
	Trust 2018-C43	4.012%	3/15/51	275	280
[4]	Wells Fargo Commercial Mortgage
	Trust 2018-C43	4.152%	3/15/51	50	51
[4]	Wells Fargo Commercial Mortgage
	Trust 2018-C44	4.212%	5/15/51	175	181
†,4 Wells Fargo Commercial Mortgage
	Trust 2018-C45	4.184%	6/15/51	200	206
[4]	WFRBS Commercial Mortgage Trust
	2012-C6	3.440%	4/15/45	175	176
[4]	WFRBS Commercial Mortgage Trust
	2012-C7	3.431%	6/15/45	125	126

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	WFRBS Commercial Mortgage Trust
	2012-C7	4.090%	6/15/45	100	100
[4]	WFRBS Commercial Mortgage Trust
	2012-C8	3.001%	8/15/45	75	74
[4]	WFRBS Commercial Mortgage Trust
	2012-C9	2.870%	11/15/45	139	137
[4]	WFRBS Commercial Mortgage Trust
	2013-C11	3.071%	3/15/45	94	93
[4]	WFRBS Commercial Mortgage Trust
	2013-C12	3.198%	3/15/48	39	39
[4]	WFRBS Commercial Mortgage Trust
	2013-C12	3.560%	3/15/48	18	18
[4]	WFRBS Commercial Mortgage Trust
	2013-C13	3.001%	5/15/45	76	75
[4]	WFRBS Commercial Mortgage Trust
	2013-C13	3.345%	5/15/45	15	15
[4]	WFRBS Commercial Mortgage Trust
	2013-C14	3.337%	6/15/46	150	150
[4]	WFRBS Commercial Mortgage Trust
	2013-C14	3.488%	6/15/46	75	74
[4]	WFRBS Commercial Mortgage Trust
	2013-C15	3.720%	8/15/46	20	20
[4]	WFRBS Commercial Mortgage Trust
	2013-C15	4.153%	8/15/46	100	103
[4]	WFRBS Commercial Mortgage Trust
	2013-C15	4.358%	8/15/46	20	20
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	3.223%	9/15/46	14	14
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	3.963%	9/15/46	30	31
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	4.415%	9/15/46	30	31
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	4.668%	9/15/46	50	52
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	2.921%	12/15/46	25	25
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	3.558%	12/15/46	25	25
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	4.023%	12/15/46	25	26
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	4.255%	12/15/46	25	25
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	4.788%	12/15/46	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	3.618%	3/15/47	25	25
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	3.660%	3/15/47	25	25
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	4.101%	3/15/47	50	52
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	4.723%	3/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	3.036%	5/15/47	21	21
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	3.638%	5/15/47	25	25
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	3.995%	5/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	4.176%	5/15/47	25	25
[4]	WFRBS Commercial Mortgage Trust
	2014-C21	3.678%	8/15/47	75	76
[4]	WFRBS Commercial Mortgage Trust
	2014-C22	3.752%	9/15/57	150	152
[4]	WFRBS Commercial Mortgage Trust
	2014-C22	4.371%	9/15/57	25	25
[4]	WFRBS Commercial Mortgage Trust
	2014-C23	3.636%	10/15/57	76	77
[4]	WFRBS Commercial Mortgage Trust
	2014-C23	3.917%	10/15/57	50	51

[4]	WFRBS Commercial Mortgage Trust
	2014-C24	3.428%	11/15/47	65	65
[4]	WFRBS Commercial Mortgage Trust
	2014-C24	3.607%	11/15/47	65	65
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	2.862%	3/15/47	24	24
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	3.522%	3/15/47	60	60
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	4.045%	3/15/47	140	144
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	4.351%	3/15/47	60	62
[4]	World Financial Network Credit Card
	Master Note Trust Series 2017-C	2.310%	8/15/24	150	147
[4]	World Financial Network Credit Card
	Master Note Trust Series 2018-A	3.070%	12/16/24	200	199
[4]	World Omni Auto Receivables Trust
	2014-B	1.140%	1/15/20	2	2
[4]	World Omni Auto Receivables Trust
	2015-B	1.490%	12/15/20	24	24
[4]	World Omni Auto Receivables Trust
	2015-B	1.840%	1/17/22	50	50
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $95,862)					93,888
Corporate Bonds (27.4%)
Finance (8.9%)
	Banking (6.4%)
	American Express Co.	2.500%	8/1/22	500	479
	American Express Co.	2.650%	12/2/22	225	216
	American Express Co.	3.400%	2/27/23	300	297
	American Express Co.	3.000%	10/30/24	300	287
	American Express Co.	3.625%	12/5/24	150	147
	American Express Co.	4.050%	12/3/42	67	65
	American Express Credit Corp.	2.250%	8/15/19	275	273
	American Express Credit Corp.	2.200%	3/3/20	250	247
	American Express Credit Corp.	2.375%	5/26/20	330	325
	American Express Credit Corp.	2.600%	9/14/20	300	296
	American Express Co.	2.200%	10/30/20	300	293
	American Express Credit Corp.	2.250%	5/5/21	275	267
	American Express Credit Corp.	2.700%	3/3/22	300	293
	American Express Credit Corp.	3.300%	5/3/27	350	336
	Australia & New Zealand Banking
	Group Ltd.	1.600%	7/15/19	175	173
	Australia & New Zealand Banking
	Group Ltd.	2.050%	9/23/19	250	247
	Australia & New Zealand Banking
	Group Ltd.	2.125%	8/19/20	250	244
	Australia & New Zealand Banking
	Group Ltd.	2.250%	11/9/20	200	195
	Australia & New Zealand Banking
	Group Ltd.	2.700%	11/16/20	300	297
	Australia & New Zealand Banking
	Group Ltd.	2.300%	6/1/21	325	316
	Australia & New Zealand Banking
	Group Ltd.	2.550%	11/23/21	250	242
	Australia & New Zealand Banking
	Group Ltd.	2.625%	5/19/22	200	193
	Australia & New Zealand Banking
	Group Ltd.	2.625%	11/9/22	200	192
	Australia & New Zealand Banking
	Group Ltd.	3.700%	11/16/25	250	248
	Banco Bilbao Vizcaya Argentaria SA	3.000%	10/20/20	250	248
	Banco Santander SA	3.848%	4/12/23	200	195
	Banco Santander SA	5.179%	11/19/25	450	453
	Banco Santander SA	3.800%	2/23/28	200	183
	Banco Santander SA	4.379%	4/12/28	200	191
	Bank of America Corp.	2.250%	4/21/20	500	493
	Bank of America Corp.	2.625%	10/19/20	525	518
	Bank of America Corp.	2.625%	4/19/21	755	741
[4]	Bank of America Corp.	2.369%	7/21/21	500	490

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Bank of America Corp.	2.328%	10/1/21	350	342
[4]	Bank of America Corp.	2.738%	1/23/22	250	245
[4]	Bank of America Corp.	3.499%	5/17/22	175	175
	Bank of America Corp.	2.503%	10/21/22	300	287
	Bank of America Corp.	3.300%	1/11/23	650	640
[4]	Bank of America Corp.	3.124%	1/20/23	145	143
[4]	Bank of America Corp.	2.881%	4/24/23	1,000	971
[4]	Bank of America Corp.	2.816%	7/21/23	1,250	1,208
	Bank of America Corp.	4.100%	7/24/23	300	304
	Bank of America Corp.	3.004%	12/20/23	1,346	1,304
	Bank of America Corp.	4.125%	1/22/24	325	330
[4]	Bank of America Corp.	3.550%	3/5/24	600	593
	Bank of America Corp.	4.000%	4/1/24	392	395
	Bank of America Corp.	4.200%	8/26/24	475	477
	Bank of America Corp.	4.000%	1/22/25	455	449
	Bank of America Corp.	3.950%	4/21/25	500	490
[4]	Bank of America Corp.	3.093%	10/1/25	350	334
[4]	Bank of America Corp.	3.366%	1/23/26	300	288
	Bank of America Corp.	4.450%	3/3/26	675	676
	Bank of America Corp.	3.500%	4/19/26	100	97
	Bank of America Corp.	4.250%	10/22/26	850	837
	Bank of America Corp.	3.248%	10/21/27	1,175	1,092
	Bank of America Corp.	4.183%	11/25/27	375	365
[4]	Bank of America Corp.	3.824%	1/20/28	425	414
[4]	Bank of America Corp.	3.705%	4/24/28	350	336
[4]	Bank of America Corp.	3.593%	7/21/28	600	569
	Bank of America Corp.	3.419%	12/20/28	1,334	1,256
[4]	Bank of America Corp.	3.970%	3/5/29	200	197
	Bank of America Corp.	6.110%	1/29/37	435	501
[4]	Bank of America Corp.	4.244%	4/24/38	350	340
	Bank of America Corp.	7.750%	5/14/38	240	325
	Bank of America Corp.	5.875%	2/7/42	300	350
	Bank of America Corp.	5.000%	1/21/44	600	629
	Bank of America Corp.	4.875%	4/1/44	300	314
	Bank of America Corp.	4.750%	4/21/45	100	99
[4]	Bank of America Corp.	4.443%	1/20/48	100	97
	Bank of America NA	6.000%	10/15/36	250	299
	Bank of Montreal	1.500%	7/18/19	400	395
	Bank of Montreal	2.100%	12/12/19	175	173
	Bank of Montreal	3.100%	4/13/21	325	324
	Bank of Montreal	1.900%	8/27/21	325	311
	Bank of Montreal	2.350%	9/11/22	46	44
	Bank of Montreal	2.550%	11/6/22	104	100
[4]	Bank of Montreal	3.803%	12/15/32	1,000	927
	Bank of New York Mellon Corp.	2.300%	9/11/19	500	497
	Bank of New York Mellon Corp.	2.600%	8/17/20	175	173
	Bank of New York Mellon Corp.	2.450%	11/27/20	150	147
	Bank of New York Mellon Corp.	2.050%	5/3/21	250	242
	Bank of New York Mellon Corp.	3.550%	9/23/21	300	303
	Bank of New York Mellon Corp.	2.600%	2/7/22	200	195
	Bank of New York Mellon Corp.	2.950%	1/29/23	195	191
[4]	Bank of New York Mellon Corp.	2.661%	5/16/23	200	194
	Bank of New York Mellon Corp.	2.200%	8/16/23	225	211
	Bank of New York Mellon Corp.	3.250%	9/11/24	150	147
	Bank of New York Mellon Corp.	3.000%	2/24/25	250	240
	Bank of New York Mellon Corp.	2.800%	5/4/26	200	188
	Bank of New York Mellon Corp.	2.450%	8/17/26	125	114
	Bank of New York Mellon Corp.	3.250%	5/16/27	150	144
[4]	Bank of New York Mellon Corp.	3.442%	2/7/28	150	146
	Bank of New York Mellon Corp.	3.000%	10/30/28	200	184
	Bank of New York Mellon Corp.	3.300%	8/23/29	100	93
	Bank of Nova Scotia	2.150%	7/14/20	200	196
	Bank of Nova Scotia	2.350%	10/21/20	950	932
	Bank of Nova Scotia	2.800%	7/21/21	420	414
	Bank of Nova Scotia	2.700%	3/7/22	250	242
	Bank of Nova Scotia	4.500%	12/16/25	300	300
	Barclays Bank plc	2.650%	1/11/21	200	196
	Barclays plc	2.750%	11/8/19	100	99
	Barclays plc	2.875%	6/8/20	500	494
	Barclays plc	3.250%	1/12/21	300	296
	Barclays plc	3.200%	8/10/21	150	147

	Barclays plc	3.684%	1/10/23	100	97
[4]	Barclays plc	4.338%	5/16/24	1,000	987
	Barclays plc	3.650%	3/16/25	350	327
	Barclays plc	4.375%	1/12/26	300	292
	Barclays plc	4.337%	1/10/28	200	190
[4]	Barclays plc	4.972%	5/16/29	200	198
	Barclays plc	5.250%	8/17/45	250	242
	Barclays plc	4.950%	1/10/47	200	188
	BB&T Corp.	5.250%	11/1/19	100	103
	BB&T Corp.	2.450%	1/15/20	130	129
	BB&T Corp.	2.150%	2/1/21	125	122
	BB&T Corp.	2.050%	5/10/21	175	169
	BB&T Corp.	3.200%	9/3/21	150	150
	BB&T Corp.	2.750%	4/1/22	175	171
	BB&T Corp.	2.850%	10/26/24	100	95
	BB&T Corp.	3.700%	6/5/25	175	174
	BNP Paribas SA	2.375%	5/21/20	375	370
	BNP Paribas SA	5.000%	1/15/21	475	493
	BPCE SA	2.500%	7/15/19	250	249
	BPCE SA	2.250%	1/27/20	125	123
	BPCE SA	2.650%	2/3/21	275	269
	BPCE SA	2.750%	12/2/21	250	243
[9]	BPCE SA	3.000%	5/22/22	250	241
	BPCE SA	4.000%	4/15/24	325	325
	BPCE SA	3.375%	12/2/26	250	237
	Branch Banking & Trust Co.	2.250%	6/1/20	400	393
	Branch Banking & Trust Co.	3.625%	9/16/25	500	492
	Canadian Imperial Bank of Commerce	1.600%	9/6/19	175	172
	Canadian Imperial Bank of Commerce	2.100%	10/5/20	200	195
	Canadian Imperial Bank of Commerce	2.700%	2/2/21	150	148
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	350	338
	Capital One Bank USA NA	8.800%	7/15/19	350	369
	Capital One Bank USA NA	3.375%	2/15/23	235	229
	Capital One Financial Corp.	2.500%	5/12/20	250	246
	Capital One Financial Corp.	2.400%	10/30/20	250	244
	Capital One Financial Corp.	4.750%	7/15/21	50	52
	Capital One Financial Corp.	3.050%	3/9/22	175	171
	Capital One Financial Corp.	3.200%	1/30/23	350	340
	Capital One Financial Corp.	3.500%	6/15/23	27	26
	Capital One Financial Corp.	3.750%	4/24/24	175	171
	Capital One Financial Corp.	3.300%	10/30/24	225	214
	Capital One Financial Corp.	4.200%	10/29/25	175	170
	Capital One Financial Corp.	3.750%	7/28/26	500	463
	Capital One Financial Corp.	3.750%	3/9/27	100	95
	Capital One Financial Corp.	3.800%	1/31/28	300	282
	Capital One NA	2.400%	9/5/19	100	99
	Capital One NA	1.850%	9/13/19	225	222
	Capital One NA	2.250%	9/13/21	175	168
	Capital One NA	2.650%	8/8/22	500	480
	Citibank NA	1.850%	9/18/19	400	395
	Citibank NA	3.050%	5/1/20	400	399
	Citibank NA	2.100%	6/12/20	175	171
	Citibank NA	2.125%	10/20/20	400	390
	Citibank NA	2.850%	2/12/21	200	198
[4,9] Citicorp Lease Pass-Through Trust
	1999-1	8.040%	12/15/19	372	397
	Citigroup Inc.	2.450%	1/10/20	350	346
	Citigroup Inc.	2.400%	2/18/20	275	271
	Citigroup Inc.	5.375%	8/9/20	50	52
	Citigroup Inc.	2.700%	3/30/21	600	588
	Citigroup Inc.	2.350%	8/2/21	150	144
	Citigroup Inc.	2.900%	12/8/21	200	196
	Citigroup Inc.	4.500%	1/14/22	1,275	1,309
	Citigroup Inc.	2.750%	4/25/22	425	412
	Citigroup Inc.	2.700%	10/27/22	375	360
	Citigroup Inc.	3.375%	3/1/23	150	148
	Citigroup Inc.	3.500%	5/15/23	675	660
[4]	Citigroup Inc.	2.876%	7/24/23	450	434
	Citigroup Inc.	3.875%	10/25/23	350	350
	Citigroup Inc.	4.000%	8/5/24	125	122
	Citigroup Inc.	3.875%	3/26/25	350	339
		125

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Citigroup Inc.	3.300%	4/27/25	175	168
	Citigroup Inc.	4.400%	6/10/25	1,400	1,391
	Citigroup Inc.	5.500%	9/13/25	75	80
	Citigroup Inc.	3.700%	1/12/26	350	339
	Citigroup Inc.	4.600%	3/9/26	275	273
	Citigroup Inc.	3.400%	5/1/26	25	24
	Citigroup Inc.	3.200%	10/21/26	875	813
	Citigroup Inc.	4.300%	11/20/26	75	73
	Citigroup Inc.	4.450%	9/29/27	1,000	979
[4]	Citigroup Inc.	3.887%	1/10/28	525	508
[4]	Citigroup Inc.	3.668%	7/24/28	850	807
	Citigroup Inc.	4.125%	7/25/28	250	239
[4]	Citigroup Inc.	3.520%	10/27/28	435	408
[4]	Citigroup Inc.	4.075%	4/23/29	190	186
	Citigroup Inc.	6.625%	6/15/32	100	117
	Citigroup Inc.	6.125%	8/25/36	75	85
[4]	Citigroup Inc.	3.878%	1/24/39	225	205
	Citigroup Inc.	8.125%	7/15/39	562	788
	Citigroup Inc.	5.875%	1/30/42	100	116
	Citigroup Inc.	5.300%	5/6/44	375	386
	Citigroup Inc.	4.650%	7/30/45	200	197
	Citizens Bank NA	2.450%	12/4/19	100	99
	Citizens Bank NA	2.250%	3/2/20	175	172
	Citizens Bank NA	2.200%	5/26/20	150	147
	Citizens Bank NA	2.250%	10/30/20	200	195
	Citizens Bank NA	2.550%	5/13/21	200	195
	Citizens Bank NA	2.650%	5/26/22	125	121
	Citizens Financial Group Inc.	4.300%	12/3/25	125	124
	Comerica Bank	4.000%	7/27/25	50	49
	Commonwealth Bank of Australia	2.300%	9/6/19	100	99
	Commonwealth Bank of Australia	2.400%	11/2/20	350	343
	Commonwealth Bank of Australia	2.550%	3/15/21	175	171
[9]	Commonwealth Bank of Australia	2.750%	3/10/22	500	487
	Compass Bank	2.750%	9/29/19	100	99
	Compass Bank	3.500%	6/11/21	150	150
	Compass Bank	2.875%	6/29/22	250	241
	Cooperatieve Rabobank UA	2.250%	1/14/20	250	247
	Cooperatieve Rabobank UA	4.500%	1/11/21	150	154
	Cooperatieve Rabobank UA	2.500%	1/19/21	600	589
	Cooperatieve Rabobank UA	2.750%	1/10/22	250	244
	Cooperatieve Rabobank UA	3.875%	2/8/22	525	531
	Cooperatieve Rabobank UA	3.950%	11/9/22	125	124
	Cooperatieve Rabobank UA	4.625%	12/1/23	175	176
	Cooperatieve Rabobank UA	3.375%	5/21/25	275	268
	Cooperatieve Rabobank UA	4.375%	8/4/25	600	587
	Cooperatieve Rabobank UA	3.750%	7/21/26	225	210
	Cooperatieve Rabobank UA	5.250%	5/24/41	100	112
	Cooperatieve Rabobank UA	5.750%	12/1/43	250	277
	Cooperatieve Rabobank UA	5.250%	8/4/45	600	622
	Credit Suisse AG	5.300%	8/13/19	175	180
	Credit Suisse AG	5.400%	1/14/20	325	334
	Credit Suisse AG	3.000%	10/29/21	600	591
	Credit Suisse AG	3.625%	9/9/24	575	566
[9]	Credit Suisse Group AG	3.574%	1/9/23	500	490
[9]	Credit Suisse Group AG	4.282%	1/9/28	250	242
	Credit Suisse Group Funding Guernsey
	Ltd.	2.750%	3/26/20	250	247
	Credit Suisse Group Funding Guernsey
	Ltd.	3.125%	12/10/20	250	248
	Credit Suisse Group Funding Guernsey
	Ltd.	3.450%	4/16/21	275	274
	Credit Suisse Group Funding Guernsey
	Ltd.	3.800%	9/15/22	750	746
	Credit Suisse Group Funding Guernsey
	Ltd.	3.800%	6/9/23	575	567
	Credit Suisse Group Funding Guernsey
	Ltd.	3.750%	3/26/25	250	240
	Credit Suisse Group Funding Guernsey
	Ltd.	4.875%	5/15/45	375	371
	Deutsche Bank AG	2.700%	7/13/20	625	610
	Deutsche Bank AG	2.950%	8/20/20	100	97

	Deutsche Bank AG	3.125%	1/13/21	100	97
	Deutsche Bank AG	3.150%	1/22/21	275	266
	Deutsche Bank AG	3.375%	5/12/21	500	484
	Deutsche Bank AG	4.250%	10/14/21	700	689
	Deutsche Bank AG	3.300%	11/16/22	500	468
	Deutsche Bank AG	3.950%	2/27/23	300	288
	Deutsche Bank AG	3.700%	5/30/24	225	209
	Deutsche Bank AG	4.100%	1/13/26	100	93
	Discover Bank	3.200%	8/9/21	100	99
	Discover Bank	3.350%	2/6/23	150	146
	Discover Bank	4.200%	8/8/23	300	303
	Discover Bank	3.450%	7/27/26	100	93
	Discover Financial Services	3.850%	11/21/22	200	199
	Discover Financial Services	3.950%	11/6/24	775	756
	Discover Financial Services	3.750%	3/4/25	100	95
	Fifth Third Bancorp	3.500%	3/15/22	125	125
	Fifth Third Bancorp	4.300%	1/16/24	275	279
	Fifth Third Bancorp	3.950%	3/14/28	75	74
	Fifth Third Bancorp	8.250%	3/1/38	225	307
	Fifth Third Bank	1.625%	9/27/19	125	123
	Fifth Third Bank	2.200%	10/30/20	200	195
	Fifth Third Bank	2.250%	6/14/21	300	292
	Fifth Third Bank	3.850%	3/15/26	200	197
	First Horizon National Corp.	3.500%	12/15/20	50	50
	First Niagara Financial Group Inc.	6.750%	3/19/20	50	53
	First Republic Bank	2.500%	6/6/22	100	96
	First Republic Bank	4.375%	8/1/46	75	72
	FirstMerit Bank NA	4.270%	11/25/26	150	149
	Goldman Sachs Capital I	6.345%	2/15/34	225	259
	Goldman Sachs Group Inc.	1.950%	7/23/19	100	99
	Goldman Sachs Group Inc.	2.550%	10/23/19	450	447
	Goldman Sachs Group Inc.	2.300%	12/13/19	600	594
	Goldman Sachs Group Inc.	5.375%	3/15/20	475	492
	Goldman Sachs Group Inc.	2.600%	4/23/20	775	768
	Goldman Sachs Group Bank USA	3.200%	6/5/20	200	201
	Goldman Sachs Group Inc.	6.000%	6/15/20	480	505
	Goldman Sachs Group Inc.	2.750%	9/15/20	550	543
	Goldman Sachs Group Inc.	2.875%	2/25/21	175	173
	Goldman Sachs Group Inc.	2.625%	4/25/21	150	147
	Goldman Sachs Group Inc.	5.250%	7/27/21	650	682
	Goldman Sachs Group Inc.	2.350%	11/15/21	500	481
	Goldman Sachs Group Inc.	5.750%	1/24/22	1,175	1,257
	Goldman Sachs Group Inc.	3.000%	4/26/22	600	587
[4]	Goldman Sachs Group Inc.	2.876%	10/31/22	1,000	976
	Goldman Sachs Group Inc.	3.625%	1/22/23	425	422
	Goldman Sachs Group Inc.	3.200%	2/23/23	425	413
[4]	Goldman Sachs Group Inc.	2.908%	6/5/23	350	337
[4]	Goldman Sachs Group Inc.	2.905%	7/24/23	500	482
	Goldman Sachs Group Inc.	4.000%	3/3/24	525	524
	Goldman Sachs Group Inc.	3.850%	7/8/24	175	173
	Goldman Sachs Group Inc.	3.500%	1/23/25	750	724
[4]	Goldman Sachs Group Inc.	3.272%	9/29/25	550	522
	Goldman Sachs Group Inc.	4.250%	10/21/25	200	197
	Goldman Sachs Group Inc.	3.750%	2/25/26	200	193
	Goldman Sachs Group Inc.	3.500%	11/16/26	1,250	1,171
	Goldman Sachs Group Inc.	5.950%	1/15/27	400	433
	Goldman Sachs Group Inc.	3.850%	1/26/27	350	336
[4]	Goldman Sachs Group Inc.	3.691%	6/5/28	500	474
[4]	Goldman Sachs Group Inc.	3.814%	4/23/29	400	379
[4]	Goldman Sachs Group Inc.	4.223%	5/1/29	1,000	985
	Goldman Sachs Group Inc.	6.125%	2/15/33	125	143
	Goldman Sachs Group Inc.	6.450%	5/1/36	50	58
	Goldman Sachs Group Inc.	6.750%	10/1/37	975	1,156
[4]	Goldman Sachs Group Inc.	4.017%	10/31/38	350	318
[4]	Goldman Sachs Group Inc.	4.411%	4/23/39	400	383
	Goldman Sachs Group Inc.	6.250%	2/1/41	675	788
	Goldman Sachs Group Inc.	4.800%	7/8/44	325	321
	Goldman Sachs Group Inc.	5.150%	5/22/45	475	466
	Goldman Sachs Group Inc.	4.750%	10/21/45	200	197
	HSBC Bank USA NA	4.875%	8/24/20	250	257
	HSBC Bank USA NA	5.625%	8/15/35	250	279

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	HSBC Bank USA NA	7.000%	1/15/39	250	322
	HSBC Holdings plc	3.400%	3/8/21	625	625
	HSBC Holdings plc	2.950%	5/25/21	400	394
	HSBC Holdings plc	2.650%	1/5/22	500	483
	HSBC Holdings plc	4.875%	1/14/22	160	167
	HSBC Holdings plc	4.000%	3/30/22	290	294
[4]	HSBC Holdings plc	3.262%	3/13/23	560	548
	HSBC Holdings plc	3.600%	5/25/23	200	198
[4]	HSBC Holdings plc	3.033%	11/22/23	200	193
	HSBC Holdings plc	4.250%	3/14/24	250	249
[4]	HSBC Holdings plc	3.950%	5/18/24	500	498
	HSBC Holdings plc	4.250%	8/18/25	150	147
	HSBC Holdings plc	4.300%	3/8/26	1,100	1,103
	HSBC Holdings plc	3.900%	5/25/26	450	438
	HSBC Holdings plc	4.375%	11/23/26	350	343
[4]	HSBC Holdings plc	4.041%	3/13/28	900	871
[4]	HSBC Holdings plc	4.583%	6/19/29	400	404
	HSBC Holdings plc	7.625%	5/17/32	100	127
	HSBC Holdings plc	7.350%	11/27/32	100	125
	HSBC Holdings plc	6.500%	5/2/36	350	405
	HSBC Holdings plc	6.500%	9/15/37	50	58
	HSBC Holdings plc	6.800%	6/1/38	200	240
	HSBC Holdings plc	5.250%	3/14/44	750	758
	HSBC USA Inc.	2.375%	11/13/19	400	397
	HSBC USA Inc.	2.350%	3/5/20	275	272
	HSBC USA Inc.	2.750%	8/7/20	150	149
	HSBC USA Inc.	5.000%	9/27/20	300	309
	Huntington Bancshares Inc.	7.000%	12/15/20	25	27
	Huntington Bancshares Inc.	3.150%	3/14/21	100	99
	Huntington Bancshares Inc.	2.300%	1/14/22	200	192
	Huntington National Bank	2.375%	3/10/20	250	247
	Huntington National Bank	2.400%	4/1/20	150	148
	Huntington National Bank	3.250%	5/14/21	250	249
	Huntington National Bank	2.500%	8/7/22	200	194
	ING Groep NV	3.150%	3/29/22	200	196
	ING Groep NV	3.950%	3/29/27	300	293
	Intesa Sanpaolo SPA	5.250%	1/12/24	225	219
	JPMorgan Chase & Co.	2.250%	1/23/20	1,976	1,950
	JPMorgan Chase & Co.	2.750%	6/23/20	965	956
	JPMorgan Chase & Co.	4.400%	7/22/20	475	486
	JPMorgan Chase & Co.	4.250%	10/15/20	200	204
	JPMorgan Chase & Co.	2.550%	10/29/20	450	443
	JPMorgan Chase & Co.	2.550%	3/1/21	850	832
	JPMorgan Chase & Co.	4.625%	5/10/21	250	259
	JPMorgan Chase & Co.	2.400%	6/7/21	275	268
	JPMorgan Chase & Co.	2.295%	8/15/21	450	434
	JPMorgan Chase & Co.	4.350%	8/15/21	205	211
	JPMorgan Chase & Co.	4.500%	1/24/22	25	26
[4]	JPMorgan Chase & Co.	3.514%	6/18/22	200	200
	JPMorgan Chase & Co.	3.250%	9/23/22	750	742
	JPMorgan Chase & Co.	2.972%	1/15/23	970	945
	JPMorgan Chase & Co.	3.200%	1/25/23	750	736
[4]	JPMorgan Chase & Co.	2.776%	4/25/23	350	340
	JPMorgan Chase & Co.	3.375%	5/1/23	300	293
	JPMorgan Chase & Co.	2.700%	5/18/23	250	239
[4]	JPMorgan Chase & Co.	3.559%	4/23/24	325	322
	JPMorgan Chase & Co.	3.875%	9/10/24	575	569
	JPMorgan Chase & Co.	3.125%	1/23/25	400	383
[4]	JPMorgan Chase & Co.	3.220%	3/1/25	600	579
	JPMorgan Chase & Co.	3.900%	7/15/25	300	299
	JPMorgan Chase & Co.	3.300%	4/1/26	1,185	1,131
	JPMorgan Chase & Co.	3.200%	6/15/26	300	284
	JPMorgan Chase & Co.	2.950%	10/1/26	875	812
	JPMorgan Chase & Co.	4.125%	12/15/26	450	444
	JPMorgan Chase & Co.	3.625%	12/1/27	1,000	936
[4]	JPMorgan Chase & Co.	3.782%	2/1/28	1,375	1,340
[4]	JPMorgan Chase & Co.	3.540%	5/1/28	350	335
[4]	JPMorgan Chase & Co.	3.509%	1/23/29	425	401
[4]	JPMorgan Chase & Co.	4.005%	4/23/29	300	296
	JPMorgan Chase & Co.	6.400%	5/15/38	450	554

	JPMorgan Chase & Co.	5.500%	10/15/40	250	278
	JPMorgan Chase & Co.	5.600%	7/15/41	450	504
	JPMorgan Chase & Co.	5.400%	1/6/42	150	166
	JPMorgan Chase & Co.	5.625%	8/16/43	300	332
	JPMorgan Chase & Co.	4.950%	6/1/45	100	102
[4]	JPMorgan Chase & Co.	4.260%	2/22/48	375	350
[4]	JPMorgan Chase & Co.	3.964%	11/15/48	500	447
[4]	JPMorgan Chase & Co.	3.897%	1/23/49	400	355
	JPMorgan Chase Bank NA	1.650%	9/23/19	300	296
[4]	JPMorgan Chase Bank NA	2.604%	2/1/21	250	248
[4]	JPMorgan Chase Bank NA	3.086%	4/26/21	400	399
	KeyBank NA	2.500%	12/15/19	100	99
	KeyBank NA	2.250%	3/16/20	500	493
	KeyBank NA	2.300%	9/14/22	200	191
	KeyBank NA	3.375%	3/7/23	250	248
	KeyBank NA	3.300%	6/1/25	125	121
	KeyCorp	5.100%	3/24/21	25	26
	KeyCorp	4.100%	4/30/28	600	597
	Lloyds Bank plc	2.400%	3/17/20	50	49
	Lloyds Bank plc	6.375%	1/21/21	175	187
	Lloyds Bank plc	3.300%	5/7/21	200	199
	Lloyds Banking Group plc	3.000%	1/11/22	300	292
[4]	Lloyds Banking Group plc	2.907%	11/7/23	400	381
	Lloyds Banking Group plc	4.450%	5/8/25	200	201
	Lloyds Banking Group plc	4.582%	12/10/25	700	685
	Lloyds Banking Group plc	3.750%	1/11/27	200	189
	Lloyds Banking Group plc	4.375%	3/22/28	250	246
[4]	Lloyds Banking Group plc	3.574%	11/7/28	200	184
	Lloyds Banking Group plc	5.300%	12/1/45	200	198
	Lloyds Banking Group plc	4.344%	1/9/48	700	597
	Manufacturers & Traders Trust Co.	2.250%	7/25/19	100	99
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	175	172
	Manufacturers & Traders Trust Co.	2.625%	1/25/21	225	221
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	403	398
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	400	384
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	300	289
	Mitsubishi UFJ Financial Group Inc.	3.455%	3/2/23	300	297
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	100	94
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	250	249
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	525	522
	Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	250	230
	Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	500	490
	Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	250	238
	Mitsubishi UFJ Financial Group Inc.	3.961%	3/2/28	100	100
	Mizuho Financial Group Inc.	3.549%	3/5/23	200	198
	Mizuho Financial Group Inc.	3.663%	2/28/27	250	243
	Mizuho Financial Group Inc.	4.018%	3/5/28	325	323
	Morgan Stanley	2.375%	7/23/19	400	397
	Morgan Stanley	5.625%	9/23/19	900	927
	Morgan Stanley	5.500%	1/26/20	275	284
	Morgan Stanley	2.650%	1/27/20	250	248
	Morgan Stanley	2.800%	6/16/20	800	793
	Morgan Stanley	5.500%	7/24/20	175	183
	Morgan Stanley	5.750%	1/25/21	250	264
	Morgan Stanley	2.500%	4/21/21	200	195
	Morgan Stanley	5.500%	7/28/21	75	79
	Morgan Stanley	2.625%	11/17/21	500	486
	Morgan Stanley	2.750%	5/19/22	600	581
	Morgan Stanley	4.875%	11/1/22	425	441
	Morgan Stanley	3.125%	1/23/23	750	732
	Morgan Stanley	3.750%	2/25/23	675	675
[4]	Morgan Stanley	3.737%	4/24/24	750	745
	Morgan Stanley	3.875%	4/29/24	545	545
	Morgan Stanley	3.700%	10/23/24	650	642
	Morgan Stanley	4.000%	7/23/25	230	229
	Morgan Stanley	5.000%	11/24/25	650	672
	Morgan Stanley	3.875%	1/27/26	225	221
	Morgan Stanley	3.125%	7/27/26	700	648
	Morgan Stanley	6.250%	8/9/26	625	706
	Morgan Stanley	4.350%	9/8/26	400	394

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Morgan Stanley	3.625%	1/20/27	850	818
	Morgan Stanley	3.950%	4/23/27	325	309
[4]	Morgan Stanley	3.591%	7/22/28	875	827
[4]	Morgan Stanley	3.772%	1/24/29	575	552
	Morgan Stanley	7.250%	4/1/32	150	188
[4]	Morgan Stanley	3.971%	7/22/38	375	347
[4]	Morgan Stanley	4.457%	4/22/39	500	487
	Morgan Stanley	6.375%	7/24/42	600	730
	Morgan Stanley	4.300%	1/27/45	475	448
	Morgan Stanley	4.375%	1/22/47	350	334
	MUFG Americas Holdings Corp.	2.250%	2/10/20	200	198
	MUFG Americas Holdings Corp.	3.500%	6/18/22	475	473
	MUFG Americas Holdings Corp.	3.000%	2/10/25	100	96
	National Australia Bank Ltd.	1.375%	7/12/19	175	172
	National Australia Bank Ltd.	2.125%	5/22/20	600	590
	National Australia Bank Ltd.	1.875%	7/12/21	175	167
	National Australia Bank Ltd.	3.375%	9/20/21	250	249
	National Australia Bank Ltd.	2.500%	5/22/22	550	524
	National Australia Bank Ltd.	3.000%	1/20/23	250	243
	National Australia Bank Ltd.	3.625%	6/20/23	250	249
	National Australia Bank Ltd.	3.375%	1/14/26	100	96
	National Australia Bank Ltd.	2.500%	7/12/26	200	181
	National Bank of Canada	2.150%	6/12/20	250	245
	National Bank of Canada	2.200%	11/2/20	200	195
	Northern Trust Corp.	3.450%	11/4/20	50	51
	Northern Trust Corp.	3.375%	8/23/21	100	101
	Northern Trust Corp.	3.950%	10/30/25	150	153
[4]	Northern Trust Corp.	3.375%	5/8/32	50	47
	People’s United Bank NA	4.000%	7/15/24	100	100
	People’s United Financial Inc.	3.650%	12/6/22	100	100
	PNC Bank NA	2.250%	7/2/19	600	597
	PNC Bank NA	2.400%	10/18/19	75	74
	PNC Bank NA	2.000%	5/19/20	250	245
	PNC Bank NA	2.300%	6/1/20	150	148
	PNC Bank NA	2.450%	11/5/20	430	423
	PNC Bank NA	2.150%	4/29/21	250	242
	PNC Bank NA	2.550%	12/9/21	100	97
	PNC Bank NA	2.625%	2/17/22	175	170
	PNC Bank NA	3.300%	10/30/24	200	196
	PNC Bank NA	2.950%	2/23/25	150	144
	PNC Bank NA	3.250%	6/1/25	100	97
	PNC Bank NA	3.100%	10/25/27	250	237
	PNC Bank NA	3.250%	1/22/28	150	143
	PNC Financial Services Group Inc.	3.900%	4/29/24	125	125
	PNC Financial Services Group Inc.	3.150%	5/19/27	750	712
	PNC Funding Corp.	5.125%	2/8/20	150	155
	PNC Funding Corp.	4.375%	8/11/20	475	486
	PNC Funding Corp.	3.300%	3/8/22	440	438
	Regions Bank	6.450%	6/26/37	250	295
	Regions Financial Corp.	3.200%	2/8/21	100	100
	Royal Bank of Canada	1.500%	7/29/19	375	370
	Royal Bank of Canada	2.125%	3/2/20	1,150	1,133
	Royal Bank of Canada	2.150%	10/26/20	200	195
	Royal Bank of Canada	2.500%	1/19/21	200	197
	Royal Bank of Canada	2.750%	2/1/22	300	294
	Royal Bank of Canada	4.650%	1/27/26	250	254
[4]	Royal Bank of Scotland Group plc	3.498%	5/15/23	500	484
	Royal Bank of Scotland Group plc	3.875%	9/12/23	800	778
[4]	Royal Bank of Scotland Group plc	4.519%	6/25/24	300	300
[4]	Royal Bank of Scotland Group plc	4.892%	5/18/29	1,000	992
	Santander Holdings USA Inc.	3.700%	3/28/22	700	688
	Santander Holdings USA Inc.	3.400%	1/18/23	115	111
	Santander Holdings USA Inc.	4.500%	7/17/25	125	122
	Santander Holdings USA Inc.	4.400%	7/13/27	250	237
	Santander UK Group Holdings plc	3.125%	1/8/21	550	543
	Santander UK Group Holdings plc	2.875%	8/5/21	225	218
	Santander UK Group Holdings plc	3.571%	1/10/23	200	194
[4]	Santander UK Group Holdings plc	3.823%	11/3/28	200	183
	Santander UK plc	2.350%	9/10/19	175	174
	Santander UK plc	2.375%	3/16/20	150	148
	Santander UK plc	2.125%	11/3/20	200	194

	Santander UK plc	3.400%	6/1/21	200	200
	Santander UK plc	4.000%	3/13/24	150	151
	Skandinaviska Enskilda Banken AB	2.300%	3/11/20	250	247
	Skandinaviska Enskilda Banken AB	2.625%	3/15/21	300	295
	Skandinaviska Enskilda Banken AB	1.875%	9/13/21	250	238
	Skandinaviska Enskilda Banken AB	2.800%	3/11/22	250	244
	State Street Corp.	1.950%	5/19/21	125	121
[4]	State Street Corp.	2.653%	5/15/23	300	292
	State Street Corp.	3.100%	5/15/23	400	394
	State Street Corp.	3.700%	11/20/23	83	84
	State Street Corp.	3.550%	8/18/25	225	224
	State Street Corp.	2.650%	5/19/26	125	117
	Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	250	248
	Sumitomo Mitsui Banking Corp.	2.092%	10/18/19	200	198
	Sumitomo Mitsui Banking Corp.	2.450%	1/16/20	250	247
	Sumitomo Mitsui Banking Corp.	2.514%	1/17/20	300	297
	Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	200	196
	Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	250	247
	Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	100	101
	Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	250	251
	Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	250	244
	Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	340	336
	Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	250	240
	Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	475	458
	Sumitomo Mitsui Financial Group Inc.	2.846%	1/11/22	250	244
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	200	193
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	200	192
	Sumitomo Mitsui Financial Group Inc.	3.102%	1/17/23	250	243
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	150	148
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	125	114
	Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	175	164
	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	700	669
	Sumitomo Mitsui Financial Group Inc.	3.544%	1/17/28	300	292
	SunTrust Bank	2.250%	1/31/20	200	197
[4]	SunTrust Bank	2.590%	1/29/21	100	99
	SunTrust Bank	3.000%	2/2/23	75	73
	SunTrust Bank	3.300%	5/15/26	200	189
	SunTrust Banks Inc.	2.900%	3/3/21	75	74
	SunTrust Banks Inc.	2.700%	1/27/22	125	122
	SVB Financial Group	3.500%	1/29/25	100	97
	Svenska Handelsbanken AB	1.500%	9/6/19	350	345
	Svenska Handelsbanken AB	2.450%	3/30/21	300	293
	Svenska Handelsbanken AB	3.350%	5/24/21	200	200
	Svenska Handelsbanken AB	1.875%	9/7/21	350	331
	Synchrony Bank	3.650%	5/24/21	500	499
	Synchrony Bank	3.000%	6/15/22	100	96
	Synchrony Financial	2.700%	2/3/20	375	371
	Synchrony Financial	4.250%	8/15/24	250	244
	Synchrony Financial	4.500%	7/23/25	500	490
	Synchrony Financial	3.700%	8/4/26	125	115
	Synchrony Financial	3.950%	12/1/27	300	277
	Synovus Financial Corp.	3.125%	11/1/22	50	48
	Toronto-Dominion Bank	2.125%	7/2/19	100	99
	Toronto-Dominion Bank	1.450%	8/13/19	200	197
	Toronto-Dominion Bank	2.250%	11/5/19	500	496
	Toronto-Dominion Bank	3.000%	6/11/20	200	200
	Toronto-Dominion Bank	2.500%	12/14/20	100	98
	Toronto-Dominion Bank	2.550%	1/25/21	450	443
	Toronto-Dominion Bank	2.125%	4/7/21	175	170
	Toronto-Dominion Bank	3.250%	6/11/21	800	801
	Toronto-Dominion Bank	1.800%	7/13/21	150	144
	UBS AG	2.375%	8/14/19	604	600
	UBS AG	2.350%	3/26/20	175	173
	UBS AG	4.875%	8/4/20	50	52
[9]	UBS AG	2.450%	12/1/20	200	195
	US Bancorp	2.350%	1/29/21	100	98
	US Bancorp	4.125%	5/24/21	250	256
	US Bancorp	2.625%	1/24/22	200	196
	US Bancorp	3.000%	3/15/22	125	124
	US Bancorp	2.950%	7/15/22	400	390
	US Bancorp	3.600%	9/11/24	50	49

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	US Bancorp	3.100%	4/27/26	300	282
	US Bancorp	3.150%	4/27/27	225	216
	US Bancorp	3.900%	4/26/28	200	203
	US Bank NA	2.350%	1/23/20	100	99
	US Bank NA	2.050%	10/23/20	250	244
	US Bank NA	2.850%	1/23/23	250	244
	US Bank NA	2.800%	1/27/25	500	473
	Wachovia Corp.	6.605%	10/1/25	265	299
	Wells Fargo & Co.	2.600%	7/22/20	350	345
	Wells Fargo & Co.	2.550%	12/7/20	300	295
	Wells Fargo & Co.	2.500%	3/4/21	1,350	1,320
	Wells Fargo & Co.	4.600%	4/1/21	1,325	1,367
	Wells Fargo & Co.	2.100%	7/26/21	350	337
	Wells Fargo & Co.	3.500%	3/8/22	450	449
	Wells Fargo & Co.	2.625%	7/22/22	675	648
	Wells Fargo & Co.	3.069%	1/24/23	1,500	1,456
	Wells Fargo & Co.	3.450%	2/13/23	350	342
	Wells Fargo & Co.	3.300%	9/9/24	400	385
	Wells Fargo & Co.	3.000%	2/19/25	425	401
	Wells Fargo & Co.	3.000%	4/22/26	525	482
	Wells Fargo & Co.	4.100%	6/3/26	575	563
	Wells Fargo & Co.	3.000%	10/23/26	675	622
	Wells Fargo & Co.	4.300%	7/22/27	475	467
[4]	Wells Fargo & Co.	3.584%	5/22/28	500	479
	Wells Fargo & Co.	5.375%	2/7/35	200	223
	Wells Fargo & Co.	5.375%	11/2/43	600	620
	Wells Fargo & Co.	5.606%	1/15/44	600	638
	Wells Fargo & Co.	4.650%	11/4/44	325	307
	Wells Fargo & Co.	3.900%	5/1/45	500	455
	Wells Fargo & Co.	4.900%	11/17/45	250	248
	Wells Fargo & Co.	4.400%	6/14/46	300	272
	Wells Fargo & Co.	4.750%	12/7/46	350	335
	Wells Fargo Bank NA	2.150%	12/6/19	500	494
	Wells Fargo Bank NA	2.400%	1/15/20	500	495
	Wells Fargo Bank NA	2.600%	1/15/21	250	246
	Wells Fargo Bank NA	5.950%	8/26/36	200	232
	Wells Fargo Bank NA	5.850%	2/1/37	300	343
	Wells Fargo Bank NA	6.600%	1/15/38	225	280
	Westpac Banking Corp.	1.600%	8/19/19	600	592
	Westpac Banking Corp.	4.875%	11/19/19	300	308
	Westpac Banking Corp.	2.150%	3/6/20	300	295
	Westpac Banking Corp.	3.050%	5/15/20	125	125
	Westpac Banking Corp.	2.600%	11/23/20	250	246
	Westpac Banking Corp.	2.100%	5/13/21	600	579
	Westpac Banking Corp.	2.000%	8/19/21	275	263
	Westpac Banking Corp.	2.500%	6/28/22	1,000	961
	Westpac Banking Corp.	2.750%	1/11/23	200	191
	Westpac Banking Corp.	3.650%	5/15/23	75	75
	Westpac Banking Corp.	2.850%	5/13/26	400	371
	Westpac Banking Corp.	2.700%	8/19/26	175	158
	Westpac Banking Corp.	3.350%	3/8/27	250	239
[4]	Westpac Banking Corp.	4.322%	11/23/31	500	478

	Brokerage (0.2%)
	Affiliated Managers Group Inc.	4.250%	2/15/24	100	102
	Affiliated Managers Group Inc.	3.500%	8/1/25	125	122
	Ameriprise Financial Inc.	5.300%	3/15/20	125	129
	Ameriprise Financial Inc.	4.000%	10/15/23	150	153
	Ameriprise Financial Inc.	3.700%	10/15/24	100	100
	BGC Partners Inc.	5.375%	12/9/19	50	51
	BGC Partners Inc.	5.125%	5/27/21	50	51
	BlackRock Inc.	5.000%	12/10/19	160	165
	BlackRock Inc.	4.250%	5/24/21	125	129
	BlackRock Inc.	3.375%	6/1/22	175	176
	BlackRock Inc.	3.500%	3/18/24	175	176
	BlackRock Inc.	3.200%	3/15/27	100	96
	Brookfield Asset Management Inc.	4.000%	1/15/25	105	104
	Brookfield Finance Inc.	4.250%	6/2/26	50	49
	Brookfield Finance Inc.	3.900%	1/25/28	50	47
	Brookfield Finance Inc.	4.700%	9/20/47	150	142
	Brookfield Finance LLC	4.000%	4/1/24	125	124

Cboe Global Markets Inc.	3.650%	1/12/27	110	106
Charles Schwab Corp.	3.250%	5/21/21	125	125
Charles Schwab Corp.	3.225%	9/1/22	300	298
Charles Schwab Corp.	2.650%	1/25/23	100	97
Charles Schwab Corp.	3.850%	5/21/25	25	25
Charles Schwab Corp.	3.200%	3/2/27	250	238
Charles Schwab Corp.	3.200%	1/25/28	100	95
CME Group Inc.	3.000%	9/15/22	125	123
CME Group Inc.	3.000%	3/15/25	125	121
CME Group Inc.	5.300%	9/15/43	125	147
CME Group Inc.	4.150%	6/15/48	125	126
E*TRADE Financial Corp.	3.800%	8/24/27	75	72
E*TRADE Financial Corp.	4.500%	6/20/28	40	40
Eaton Vance Corp.	3.625%	6/15/23	50	50
Eaton Vance Corp.	3.500%	4/6/27	100	97
Franklin Resources Inc.	2.800%	9/15/22	225	219
Intercontinental Exchange Inc.	2.350%	9/15/22	100	96
Intercontinental Exchange Inc.	4.000%	10/15/23	150	153
Intercontinental Exchange Inc.	3.750%	12/1/25	300	298
Intercontinental Exchange Inc.	3.100%	9/15/27	150	140
Invesco Finance plc	3.125%	11/30/22	175	173
Invesco Finance plc	4.000%	1/30/24	450	452
Invesco Finance plc	3.750%	1/15/26	170	167
Invesco Finance plc	5.375%	11/30/43	75	85
Janus Capital Group Inc.	4.875%	8/1/25	75	77
Jefferies Financial Group Inc.	5.500%	10/18/23	150	155
Jefferies Group LLC	6.875%	4/15/21	105	113
Jefferies Group LLC	5.125%	1/20/23	100	104
Jefferies Group LLC	4.850%	1/15/27	200	194
Jefferies Group LLC	6.450%	6/8/27	50	54
Jefferies Group LLC	6.250%	1/15/36	75	76
Jefferies Group LLC	6.500%	1/20/43	75	77
Jefferies Group LLC / Jefferies Group
Capital Finance Inc.	4.150%	1/23/30	300	265
Lazard Group LLC	3.750%	2/13/25	50	49
Lazard Group LLC	3.625%	3/1/27	100	94
Legg Mason Inc.	4.750%	3/15/26	100	103
Legg Mason Inc.	5.625%	1/15/44	100	106
Nasdaq Inc.	5.550%	1/15/20	175	181
Nasdaq Inc.	4.250%	6/1/24	75	76
Nomura Holdings Inc.	6.700%	3/4/20	200	209
Raymond James Financial Inc.	3.625%	9/15/26	75	72
Raymond James Financial Inc.	4.950%	7/15/46	210	214
Stifel Financial Corp.	3.500%	12/1/20	50	50
Stifel Financial Corp.	4.250%	7/18/24	150	149
TD Ameritrade Holding Corp.	5.600%	12/1/19	50	52
TD Ameritrade Holding Corp.	2.950%	4/1/22	125	123
TD Ameritrade Holding Corp.	3.625%	4/1/25	100	99
TD Ameritrade Holding Corp.	3.300%	4/1/27	125	119

Finance Companies (0.3%)
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	4.250%	7/1/20	350	354
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	4.625%	10/30/20	150	153
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	4.500%	5/15/21	150	153
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	5.000%	10/1/21	200	206
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	3.950%	2/1/22	125	124
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	3.500%	5/26/22	100	98
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	4.625%	7/1/22	175	178
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	3.300%	1/23/23	125	120
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	3.650%	7/21/27	150	136
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	3.875%	1/23/28	150	138

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Air Lease Corp.	2.125%	1/15/20	50	49
	Air Lease Corp.	4.750%	3/1/20	75	77
	Air Lease Corp.	2.500%	3/1/21	250	243
	Air Lease Corp.	3.875%	4/1/21	75	76
	Air Lease Corp.	3.375%	6/1/21	75	74
	Air Lease Corp.	3.750%	2/1/22	300	300
	Air Lease Corp.	2.625%	7/1/22	100	96
	Air Lease Corp.	2.750%	1/15/23	100	95
	Air Lease Corp.	3.875%	7/3/23	100	99
	Air Lease Corp.	4.250%	9/15/24	75	75
	Air Lease Corp.	3.250%	3/1/25	150	138
	Air Lease Corp.	3.625%	4/1/27	75	69
	Air Lease Corp.	3.625%	12/1/27	100	91
	Ares Capital Corp.	3.875%	1/15/20	75	75
	Ares Capital Corp.	3.500%	2/10/23	250	238
	Ares Capital Corp.	4.250%	3/1/25	100	96
	FS Investment Corp.	4.000%	7/15/19	75	75
	GATX Corp.	2.500%	7/30/19	50	50
	GATX Corp.	3.250%	3/30/25	125	118
	GATX Corp.	3.250%	9/15/26	50	46
	GATX Corp.	3.850%	3/30/27	175	167
	GATX Corp.	3.500%	3/15/28	100	92
	GATX Corp.	4.550%	11/7/28	150	149
	GATX Corp.	4.500%	3/30/45	50	46
	GE Capital International Funding Co.
	Unlimited Co.	2.342%	11/15/20	1,037	1,014
	GE Capital International Funding Co.
	Unlimited Co.	3.373%	11/15/25	558	534
	GE Capital International Funding Co.
	Unlimited Co.	4.418%	11/15/35	2,068	2,004
	International Lease Finance Corp.	8.250%	12/15/20	200	220
	International Lease Finance Corp.	4.625%	4/15/21	89	91
	International Lease Finance Corp.	8.625%	1/15/22	115	132
	International Lease Finance Corp.	5.875%	8/15/22	160	170
	Prospect Capital Corp.	5.875%	3/15/23	40	41

	Insurance (1.3%)
	ACE Capital Trust II	9.700%	4/1/30	50	72
	AEGON Funding Co. LLC	5.750%	12/15/20	81	85
	Aetna Inc.	2.750%	11/15/22	200	192
	Aetna Inc.	2.800%	6/15/23	250	237
	Aetna Inc.	3.500%	11/15/24	125	121
	Aetna Inc.	6.625%	6/15/36	130	158
	Aetna Inc.	6.750%	12/15/37	100	127
	Aetna Inc.	4.500%	5/15/42	75	74
	Aetna Inc.	4.125%	11/15/42	75	69
	Aetna Inc.	3.875%	8/15/47	300	266
	Aflac Inc.	2.400%	3/16/20	100	99
	Aflac Inc.	4.000%	2/15/22	50	51
	Aflac Inc.	3.625%	6/15/23	125	125
	Aflac Inc.	3.625%	11/15/24	125	124
	Aflac Inc.	3.250%	3/17/25	125	121
	Aflac Inc.	2.875%	10/15/26	75	70
	Aflac Inc.	4.000%	10/15/46	50	47
	Alleghany Corp.	5.625%	9/15/20	100	105
	Alleghany Corp.	4.900%	9/15/44	100	101
	Allied World Assurance Co. Holdings
	Ltd.	4.350%	10/29/25	75	73
	Allstate Corp.	3.150%	6/15/23	100	99
	Allstate Corp.	5.550%	5/9/35	75	87
	Allstate Corp.	4.500%	6/15/43	125	129
	Allstate Corp.	4.200%	12/15/46	275	269
[4]	Allstate Corp.	5.750%	8/15/53	75	77
[4]	Allstate Corp.	6.500%	5/15/67	100	113
	Alterra Finance LLC	6.250%	9/30/20	55	58
	American Financial Group Inc.	3.500%	8/15/26	50	47
	American Financial Group Inc.	4.500%	6/15/47	110	104
	American International Group Inc.	3.375%	8/15/20	125	125
	American International Group Inc.	6.400%	12/15/20	385	412
	American International Group Inc.	4.875%	6/1/22	250	261
	American International Group Inc.	4.125%	2/15/24	170	170

	American International Group Inc.	4.200%	4/1/28	200	196
	American International Group Inc.	3.875%	1/15/35	200	178
	American International Group Inc.	4.700%	7/10/35	75	73
	American International Group Inc.	6.250%	5/1/36	475	538
	American International Group Inc.	4.500%	7/16/44	500	465
	American International Group Inc.	4.750%	4/1/48	100	96
[4]	American International Group Inc.	5.750%	4/1/48	125	124
	American International Group Inc.	4.375%	1/15/55	125	108
[4]	American International Group Inc.	8.175%	5/15/68	95	119
	Anthem Inc.	2.250%	8/15/19	150	148
	Anthem Inc.	4.350%	8/15/20	100	102
	Anthem Inc.	2.500%	11/21/20	175	172
	Anthem Inc.	3.700%	8/15/21	125	126
	Anthem Inc.	3.125%	5/15/22	150	148
	Anthem Inc.	2.950%	12/1/22	150	146
	Anthem Inc.	3.300%	1/15/23	600	585
	Anthem Inc.	3.500%	8/15/24	75	73
	Anthem Inc.	3.350%	12/1/24	160	155
	Anthem Inc.	3.650%	12/1/27	300	284
	Anthem Inc.	4.101%	3/1/28	400	393
	Anthem Inc.	5.950%	12/15/34	1	1
	Anthem Inc.	5.850%	1/15/36	75	86
	Anthem Inc.	6.375%	6/15/37	75	90
	Anthem Inc.	4.625%	5/15/42	175	170
	Anthem Inc.	4.650%	1/15/43	175	169
	Anthem Inc.	5.100%	1/15/44	100	103
	Anthem Inc.	4.375%	12/1/47	300	278
	Anthem Inc.	4.550%	3/1/48	155	148
	Anthem Inc.	4.850%	8/15/54	50	49
	Aon Corp.	5.000%	9/30/20	150	155
	Aon Corp.	8.205%	1/1/27	25	31
	Aon Corp.	6.250%	9/30/40	100	120
	Aon plc	3.500%	6/14/24	100	97
	Aon plc	3.875%	12/15/25	200	197
	Aon plc	4.600%	6/14/44	175	172
	Aon plc	4.750%	5/15/45	100	98
	Arch Capital Finance LLC	4.011%	12/15/26	100	98
	Arch Capital Finance LLC	5.031%	12/15/46	100	104
	Arch Capital Group Ltd.	7.350%	5/1/34	50	65
	Arch Capital Group US Inc.	5.144%	11/1/43	50	54
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	175	179
	Assurant Inc.	4.000%	3/15/23	100	99
	Assurant Inc.	4.200%	9/27/23	100	100
	Assurant Inc.	4.900%	3/27/28	100	100
	Assurant Inc.	6.750%	2/15/34	50	58
	Assured Guaranty US Holdings Inc.	5.000%	7/1/24	75	77
	Athene Holding Ltd.	4.125%	1/12/28	200	184
[9]	AXA Equitable Holdings Inc.	3.900%	4/20/23	100	99
[9]	AXA Equitable Holdings Inc.	4.350%	4/20/28	930	888
[9]	AXA Equitable Holdings Inc.	5.000%	4/20/48	350	323
	AXA Financial Inc.	7.000%	4/1/28	75	86
	AXA SA	8.600%	12/15/30	225	286
	AXIS Specialty Finance LLC	5.875%	6/1/20	75	78
	AXIS Specialty Finance plc	4.000%	12/6/27	550	519
	Berkshire Hathaway Finance Corp.	1.300%	8/15/19	200	197
	Berkshire Hathaway Finance Corp.	2.900%	10/15/20	275	276
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	125	129
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	150	149
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	75	89
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	125	131
	Berkshire Hathaway Finance Corp.	4.300%	5/15/43	225	227
	Berkshire Hathaway Inc.	2.100%	8/14/19	125	124
	Berkshire Hathaway Inc.	2.200%	3/15/21	200	196
	Berkshire Hathaway Inc.	3.000%	2/11/23	125	124
	Berkshire Hathaway Inc.	2.750%	3/15/23	450	439
	Berkshire Hathaway Inc.	3.125%	3/15/26	725	697
	Berkshire Hathaway Inc.	4.500%	2/11/43	175	180
	Brighthouse Financial Inc.	3.700%	6/22/27	250	223
	Brighthouse Financial Inc.	4.700%	6/22/47	290	239
	Brown & Brown Inc.	4.200%	9/15/24	75	75
	Chubb Corp.	6.000%	5/11/37	125	153

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Chubb Corp.	6.500%	5/15/38	50	64
	Chubb INA Holdings Inc.	2.875%	11/3/22	475	465
	Chubb INA Holdings Inc.	2.700%	3/13/23	125	121
	Chubb INA Holdings Inc.	3.350%	5/15/24	100	98
	Chubb INA Holdings Inc.	3.150%	3/15/25	250	241
	Chubb INA Holdings Inc.	6.700%	5/15/36	200	255
	Chubb INA Holdings Inc.	4.150%	3/13/43	100	98
	Chubb INA Holdings Inc.	4.350%	11/3/45	350	357
	Cigna Corp.	5.125%	6/15/20	50	52
	Cigna Corp.	4.375%	12/15/20	45	46
	Cigna Corp.	4.500%	3/15/21	25	26
	Cigna Corp.	4.000%	2/15/22	125	127
	Cigna Corp.	3.250%	4/15/25	250	234
	Cigna Corp.	7.875%	5/15/27	41	52
	Cigna Corp.	3.050%	10/15/27	100	90
	Cigna Corp.	5.375%	2/15/42	75	81
	Cigna Corp.	3.875%	10/15/47	120	102
	Cincinnati Financial Corp.	6.920%	5/15/28	100	122
	Cincinnati Financial Corp.	6.125%	11/1/34	75	89
	CNA Financial Corp.	5.875%	8/15/20	75	79
	CNA Financial Corp.	5.750%	8/15/21	75	79
	CNA Financial Corp.	4.500%	3/1/26	125	127
	CNA Financial Corp.	3.450%	8/15/27	100	93
	Coventry Health Care Inc.	5.450%	6/15/21	100	105
	Enstar Group Ltd.	4.500%	3/10/22	50	50
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	100	101
[9]	Fairfax Financial Holdings Ltd.	4.850%	4/17/28	50	49
	First American Financial Corp.	4.600%	11/15/24	100	100
	Hanover Insurance Group Inc.	4.500%	4/15/26	100	99
	Hartford Financial Services Group Inc.	5.125%	4/15/22	225	237
	Hartford Financial Services Group Inc.	5.950%	10/15/36	50	58
	Hartford Financial Services Group Inc.	6.100%	10/1/41	100	120
	Hartford Financial Services Group Inc.	4.300%	4/15/43	175	165
	Humana Inc.	2.900%	12/15/22	150	146
	Humana Inc.	3.850%	10/1/24	150	149
	Humana Inc.	3.950%	3/15/27	150	148
	Humana Inc.	4.625%	12/1/42	75	74
	Humana Inc.	4.950%	10/1/44	200	207
	Humana Inc.	4.800%	3/15/47	75	77
	Kemper Corp.	4.350%	2/15/25	40	40
	Lincoln National Corp.	6.250%	2/15/20	25	26
	Lincoln National Corp.	4.850%	6/24/21	50	52
	Lincoln National Corp.	4.200%	3/15/22	50	51
	Lincoln National Corp.	4.000%	9/1/23	50	51
	Lincoln National Corp.	3.625%	12/12/26	200	190
	Lincoln National Corp.	3.800%	3/1/28	100	96
	Lincoln National Corp.	6.150%	4/7/36	10	12
	Lincoln National Corp.	6.300%	10/9/37	75	90
	Lincoln National Corp.	7.000%	6/15/40	160	201
	Loews Corp.	2.625%	5/15/23	75	72
	Loews Corp.	6.000%	2/1/35	50	58
	Loews Corp.	4.125%	5/15/43	275	257
	Manulife Financial Corp.	4.900%	9/17/20	275	284
	Manulife Financial Corp.	4.150%	3/4/26	175	175
[4]	Manulife Financial Corp.	4.061%	2/24/32	220	209
	Manulife Financial Corp.	5.375%	3/4/46	100	112
	Markel Corp.	4.900%	7/1/22	125	130
	Markel Corp.	3.500%	11/1/27	50	47
	Markel Corp.	4.300%	11/1/47	50	47
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	500	492
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	295	306
	Marsh & McLennan Cos. Inc.	3.300%	3/14/23	175	173
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	100	99
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	100	98
	Marsh & McLennan Cos. Inc.	3.750%	3/14/26	100	99
	Marsh & McLennan Cos. Inc.	4.350%	1/30/47	100	99
	Marsh & McLennan Cos. Inc.	4.200%	3/1/48	300	292
	Mercury General Corp.	4.400%	3/15/27	75	73
	MetLife Inc.	4.750%	2/8/21	200	207
	MetLife Inc.	3.048%	12/15/22	225	221

	MetLife Inc.	3.600%	4/10/24	175	173
	MetLife Inc.	3.000%	3/1/25	250	238
	MetLife Inc.	3.600%	11/13/25	500	491
	MetLife Inc.	6.500%	12/15/32	175	216
	MetLife Inc.	6.375%	6/15/34	100	121
	MetLife Inc.	5.700%	6/15/35	200	228
	MetLife Inc.	5.875%	2/6/41	325	379
	MetLife Inc.	4.125%	8/13/42	125	117
	MetLife Inc.	4.875%	11/13/43	175	183
	MetLife Inc.	4.721%	12/15/44	63	64
	MetLife Inc.	4.600%	5/13/46	120	121
[4]	MetLife Inc.	6.400%	12/15/66	210	224
	Old Republic International Corp.	4.875%	10/1/24	75	78
	Old Republic International Corp.	3.875%	8/26/26	150	144
	PartnerRe Finance B LLC	5.500%	6/1/20	100	104
	Primerica Inc.	4.750%	7/15/22	125	128
	Principal Financial Group Inc.	3.300%	9/15/22	50	49
	Principal Financial Group Inc.	3.125%	5/15/23	100	97
	Principal Financial Group Inc.	3.400%	5/15/25	75	73
	Principal Financial Group Inc.	3.100%	11/15/26	100	93
	Principal Financial Group Inc.	4.625%	9/15/42	50	50
	Principal Financial Group Inc.	4.350%	5/15/43	50	48
	Principal Financial Group Inc.	4.300%	11/15/46	75	70
[4]	Principal Financial Group Inc.	4.700%	5/15/55	65	65
	Progressive Corp.	3.750%	8/23/21	75	76
	Progressive Corp.	2.450%	1/15/27	150	135
	Progressive Corp.	6.625%	3/1/29	125	150
	Progressive Corp.	4.350%	4/25/44	50	50
	Progressive Corp.	4.125%	4/15/47	500	487
	Progressive Corp.	4.200%	3/15/48	100	99
	Prudential Financial Inc.	5.375%	6/21/20	100	104
	Prudential Financial Inc.	4.500%	11/15/20	250	257
	Prudential Financial Inc.	4.500%	11/16/21	75	78
	Prudential Financial Inc.	3.500%	5/15/24	125	124
	Prudential Financial Inc.	5.750%	7/15/33	100	115
	Prudential Financial Inc.	5.700%	12/14/36	125	146
	Prudential Financial Inc.	6.625%	12/1/37	65	82
	Prudential Financial Inc.	6.625%	6/21/40	65	84
[4]	Prudential Financial Inc.	5.875%	9/15/42	175	185
[4]	Prudential Financial Inc.	5.625%	6/15/43	375	389
	Prudential Financial Inc.	5.100%	8/15/43	50	54
[4]	Prudential Financial Inc.	5.200%	3/15/44	85	85
	Prudential Financial Inc.	4.600%	5/15/44	125	127
[4]	Prudential Financial Inc.	5.375%	5/15/45	250	250
	Prudential Financial Inc.	3.905%	12/7/47	182	164
	Prudential Financial Inc.	3.935%	12/7/49	263	237
	Reinsurance Group of America Inc.	6.450%	11/15/19	75	78
	Reinsurance Group of America Inc.	5.000%	6/1/21	75	78
	Reinsurance Group of America Inc.	4.700%	9/15/23	75	78
	RenaissanceRe Finance Inc.	3.450%	7/1/27	50	47
	Sompo International Holdings Ltd.	4.700%	10/15/22	100	103
	Sompo International Holdings Ltd.	7.000%	7/15/34	75	91
	Swiss Re Solutions Holding Corp.	7.000%	2/15/26	75	88
	Torchmark Corp.	3.800%	9/15/22	50	50
	Travelers Cos. Inc.	3.900%	11/1/20	125	127
	Travelers Cos. Inc.	6.250%	6/15/37	150	185
	Travelers Cos. Inc.	4.300%	8/25/45	150	151
	Travelers Cos. Inc.	4.000%	5/30/47	125	120
	Trinity Acquisition plc	4.400%	3/15/26	100	99
	UnitedHealth Group Inc.	2.300%	12/15/19	125	124
	UnitedHealth Group Inc.	2.700%	7/15/20	250	249
	UnitedHealth Group Inc.	1.950%	10/15/20	100	98
	UnitedHealth Group Inc.	4.700%	2/15/21	75	78
	UnitedHealth Group Inc.	2.125%	3/15/21	225	219
	UnitedHealth Group Inc.	3.375%	11/15/21	100	101
	UnitedHealth Group Inc.	2.875%	12/15/21	125	124
	UnitedHealth Group Inc.	3.350%	7/15/22	180	181
	UnitedHealth Group Inc.	2.375%	10/15/22	150	144
	UnitedHealth Group Inc.	2.750%	2/15/23	175	169
	UnitedHealth Group Inc.	2.875%	3/15/23	25	24

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
UnitedHealth Group Inc.	3.500%	6/15/23	100	100
UnitedHealth Group Inc.	3.750%	7/15/25	950	950
UnitedHealth Group Inc.	3.100%	3/15/26	225	214
UnitedHealth Group Inc.	3.450%	1/15/27	75	73
UnitedHealth Group Inc.	3.375%	4/15/27	350	339
UnitedHealth Group Inc.	2.950%	10/15/27	150	140
UnitedHealth Group Inc.	3.850%	6/15/28	100	100
UnitedHealth Group Inc.	4.625%	7/15/35	175	184
UnitedHealth Group Inc.	6.500%	6/15/37	50	65
UnitedHealth Group Inc.	6.625%	11/15/37	125	162
UnitedHealth Group Inc.	6.875%	2/15/38	245	325
UnitedHealth Group Inc.	5.950%	2/15/41	60	74
UnitedHealth Group Inc.	4.625%	11/15/41	110	116
UnitedHealth Group Inc.	4.375%	3/15/42	50	50
UnitedHealth Group Inc.	3.950%	10/15/42	175	165
UnitedHealth Group Inc.	4.250%	3/15/43	125	124
UnitedHealth Group Inc.	4.750%	7/15/45	305	326
UnitedHealth Group Inc.	4.200%	1/15/47	135	133
UnitedHealth Group Inc.	4.250%	4/15/47	100	99
UnitedHealth Group Inc.	3.750%	10/15/47	350	323
UnitedHealth Group Inc.	4.250%	6/15/48	300	300
Unum Group	5.625%	9/15/20	50	52
Unum Group	3.000%	5/15/21	100	98
Unum Group	4.000%	3/15/24	50	49
Unum Group	5.750%	8/15/42	25	27
Voya Financial Inc.	3.125%	7/15/24	100	94
Voya Financial Inc.	3.650%	6/15/26	250	234
Voya Financial Inc.	5.700%	7/15/43	75	83
Voya Financial Inc.	4.800%	6/15/46	40	39
Willis North America Inc.	3.600%	5/15/24	100	97
WR Berkley Corp.	5.375%	9/15/20	175	182
XLIT Ltd.	5.750%	10/1/21	105	112
XLIT Ltd.	4.450%	3/31/25	100	97
XLIT Ltd.	6.250%	5/15/27	125	142
XLIT Ltd.	5.500%	3/31/45	100	104

Other Finance (0.0%)
ORIX Corp.	2.900%	7/18/22	50	48
ORIX Corp.	3.250%	12/4/24	75	72
ORIX Corp.	3.700%	7/18/27	200	193

Real Estate Investment Trusts (0.7%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	100	99
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	125	129
Alexandria Real Estate Equities Inc.	4.000%	1/15/24	75	75
Alexandria Real Estate Equities Inc.	3.450%	4/30/25	125	119
Alexandria Real Estate Equities Inc.	3.950%	1/15/27	50	48
Alexandria Real Estate Equities Inc.	3.950%	1/15/28	50	48
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	100	99
Alexandria Real Estate Equities Inc.	4.700%	7/1/30	125	126
American Campus Communities
Operating Partnership LP	3.350%	10/1/20	25	25
American Campus Communities
Operating Partnership LP	3.750%	4/15/23	75	74
American Campus Communities
Operating Partnership LP	4.125%	7/1/24	100	100
American Campus Communities
Operating Partnership LP	3.625%	11/15/27	75	70
AvalonBay Communities Inc.	2.850%	3/15/23	25	24
AvalonBay Communities Inc.	4.200%	12/15/23	75	77
AvalonBay Communities Inc.	3.450%	6/1/25	100	98
AvalonBay Communities Inc.	2.950%	5/11/26	150	140
AvalonBay Communities Inc.	2.900%	10/15/26	50	46
AvalonBay Communities Inc.	3.350%	5/15/27	75	72
AvalonBay Communities Inc.	3.200%	1/15/28	75	71
AvalonBay Communities Inc.	4.350%	4/15/48	60	59
Boston Properties LP	5.625%	11/15/20	325	341
Boston Properties LP	4.125%	5/15/21	75	76
Boston Properties LP	3.850%	2/1/23	225	226
Boston Properties LP	3.125%	9/1/23	275	268
Boston Properties LP	3.200%	1/15/25	100	95

Boston Properties LP	3.650%	2/1/26	100	97
Boston Properties LP	2.750%	10/1/26	50	45
Brandywine Operating Partnership LP	3.950%	2/15/23	750	747
Brandywine Operating Partnership LP	3.950%	11/15/27	100	95
Brixmor Operating Partnership LP	3.875%	8/15/22	150	150
Brixmor Operating Partnership LP	3.650%	6/15/24	50	48
Brixmor Operating Partnership LP	3.850%	2/1/25	125	120
Brixmor Operating Partnership LP	4.125%	6/15/26	200	194
Brixmor Operating Partnership LP	3.900%	3/15/27	75	71
Columbia Property Trust Operating
Partnership LP	4.150%	4/1/25	100	98
Columbia Property Trust Operating
Partnership LP	3.650%	8/15/26	25	23
Corporate Office Properties LP	3.700%	6/15/21	50	50
Corporate Office Properties LP	3.600%	5/15/23	150	145
CubeSmart LP	4.375%	12/15/23	100	101
CubeSmart LP	4.000%	11/15/25	50	49
CubeSmart LP	3.125%	9/1/26	100	92
DCT Industrial Operating Partnership LP	4.500%	10/15/23	50	52
DDR Corp.	4.625%	7/15/22	200	206
DDR Corp.	3.900%	8/15/24	100	98
DDR Corp.	3.625%	2/1/25	200	190
DDR Corp.	4.250%	2/1/26	70	68
DDR Corp.	4.700%	6/1/27	75	75
Digital Realty Trust LP	5.250%	3/15/21	75	78
Digital Realty Trust LP	3.950%	7/1/22	75	76
Digital Realty Trust LP	3.625%	10/1/22	1,075	1,069
Digital Realty Trust LP	3.700%	8/15/27	200	190
Digital Realty Trust LP	4.450%	7/15/28	300	301
Duke Realty LP	3.250%	6/30/26	175	165
Duke Realty LP	3.375%	12/15/27	60	56
EPR Properties	5.750%	8/15/22	125	131
EPR Properties	5.250%	7/15/23	125	129
EPR Properties	4.500%	4/1/25	50	49
EPR Properties	4.750%	12/15/26	100	98
EPR Properties	4.950%	4/15/28	75	73
ERP Operating LP	4.625%	12/15/21	129	134
ERP Operating LP	3.000%	4/15/23	125	122
ERP Operating LP	3.375%	6/1/25	125	122
ERP Operating LP	2.850%	11/1/26	50	46
ERP Operating LP	3.500%	3/1/28	100	96
ERP Operating LP	4.500%	7/1/44	150	152
ERP Operating LP	4.500%	6/1/45	125	127
ERP Operating LP	4.000%	8/1/47	100	93
Essex Portfolio LP	5.200%	3/15/21	50	52
Essex Portfolio LP	3.250%	5/1/23	25	24
Essex Portfolio LP	3.500%	4/1/25	100	97
Essex Portfolio LP	3.375%	4/15/26	100	95
Essex Portfolio LP	3.625%	5/1/27	100	95
Essex Portfolio LP	4.500%	3/15/48	120	117
Federal Realty Investment Trust	2.750%	6/1/23	25	24
Federal Realty Investment Trust	3.250%	7/15/27	50	47
Federal Realty Investment Trust	4.500%	12/1/44	300	304
Government Properties Income Trust	4.000%	7/15/22	100	99
HCP Inc.	2.625%	2/1/20	375	370
HCP Inc.	5.375%	2/1/21	3	3
HCP Inc.	3.150%	8/1/22	75	73
HCP Inc.	4.000%	12/1/22	210	211
HCP Inc.	4.250%	11/15/23	250	252
HCP Inc.	3.400%	2/1/25	75	71
HCP Inc.	6.750%	2/1/41	100	126
Healthcare Realty Trust Inc.	3.625%	1/15/28	100	94
Healthcare Trust of America Holdings
LP	3.375%	7/15/21	100	100
Healthcare Trust of America Holdings
LP	2.950%	7/1/22	100	96
Healthcare Trust of America Holdings
LP	3.700%	4/15/23	25	25
Healthcare Trust of America Holdings
LP	3.500%	8/1/26	100	94

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Healthcare Trust of America Holdings
LP	3.750%	7/1/27	100	95
Highwoods Realty LP	3.200%	6/15/21	100	98
Highwoods Realty LP	4.125%	3/15/28	75	74
Hospitality Properties Trust	4.650%	3/15/24	140	140
Hospitality Properties Trust	5.250%	2/15/26	100	102
Hospitality Properties Trust	4.950%	2/15/27	100	99
Hospitality Properties Trust	3.950%	1/15/28	75	68
Hospitality Properties Trust	4.375%	2/15/30	300	277
Host Hotels & Resorts LP	6.000%	10/1/21	100	106
Host Hotels & Resorts LP	4.750%	3/1/23	50	51
Host Hotels & Resorts LP	3.750%	10/15/23	86	84
Host Hotels & Resorts LP	3.875%	4/1/24	75	73
Host Hotels & Resorts LP	4.000%	6/15/25	50	48
Hudson Pacific Properties LP	3.950%	11/1/27	100	93
Kilroy Realty LP	3.800%	1/15/23	250	249
Kilroy Realty LP	3.450%	12/15/24	50	48
Kimco Realty Corp.	6.875%	10/1/19	50	52
Kimco Realty Corp.	3.400%	11/1/22	150	148
Kimco Realty Corp.	3.125%	6/1/23	25	24
Kimco Realty Corp.	2.800%	10/1/26	125	111
Kimco Realty Corp.	3.800%	4/1/27	75	71
Kimco Realty Corp.	4.125%	12/1/46	50	44
Kimco Realty Corp.	4.450%	9/1/47	50	46
Kite Realty Group LP	4.000%	10/1/26	200	182
Liberty Property LP	3.375%	6/15/23	50	49
Liberty Property LP	4.400%	2/15/24	100	102
Liberty Property LP	3.750%	4/1/25	75	74
LifeStorage LP	3.500%	7/1/26	125	117
LifeStorage LP	3.875%	12/15/27	150	142
Mid-America Apartments LP	4.300%	10/15/23	150	153
Mid-America Apartments LP	3.750%	6/15/24	50	49
Mid-America Apartments LP	3.600%	6/1/27	250	240
National Retail Properties Inc.	3.800%	10/15/22	200	200
National Retail Properties Inc.	3.500%	10/15/27	350	327
Omega Healthcare Investors Inc.	4.375%	8/1/23	500	496
Omega Healthcare Investors Inc.	4.950%	4/1/24	100	101
Omega Healthcare Investors Inc.	4.500%	1/15/25	100	98
Omega Healthcare Investors Inc.	5.250%	1/15/26	100	101
Omega Healthcare Investors Inc.	4.500%	4/1/27	300	286
Omega Healthcare Investors Inc.	4.750%	1/15/28	70	67
Physicians Realty LP	4.300%	3/15/27	150	145
Physicians Realty LP	3.950%	1/15/28	100	94
Piedmont Operating Partnership LP	3.400%	6/1/23	75	73
Prologis LP	3.875%	9/15/28	100	100
Prologis LP	4.375%	9/15/48	75	76
Public Storage	2.370%	9/15/22	55	53
Public Storage	3.094%	9/15/27	100	94
Realty Income Corp.	3.250%	10/15/22	375	369
Realty Income Corp.	3.875%	7/15/24	50	50
Realty Income Corp.	3.875%	4/15/25	100	99
Realty Income Corp.	4.125%	10/15/26	125	124
Realty Income Corp.	3.000%	1/15/27	100	92
Realty Income Corp.	3.650%	1/15/28	190	182
Realty Income Corp.	4.650%	3/15/47	250	253
Regency Centers LP	3.600%	2/1/27	25	24
Regency Centers LP	4.125%	3/15/28	75	74
Regency Centers LP	4.400%	2/1/47	200	191
Sabra Health Care LP	5.125%	8/15/26	25	24
Select Income REIT	4.150%	2/1/22	100	100
Select Income REIT	4.250%	5/15/24	100	96
Select Income REIT	4.500%	2/1/25	50	48
Senior Housing Properties Trust	4.750%	2/15/28	50	49
Simon Property Group LP	4.375%	3/1/21	125	129
Simon Property Group LP	2.500%	7/15/21	120	117
Simon Property Group LP	4.125%	12/1/21	250	256
Simon Property Group LP	2.350%	1/30/22	150	145
Simon Property Group LP	3.375%	3/15/22	100	100
Simon Property Group LP	2.625%	6/15/22	100	97
Simon Property Group LP	2.750%	2/1/23	25	24
Simon Property Group LP	2.750%	6/1/23	100	96

	Simon Property Group LP	3.750%	2/1/24	150	150
	Simon Property Group LP	3.500%	9/1/25	100	98
	Simon Property Group LP	3.300%	1/15/26	175	168
	Simon Property Group LP	3.250%	11/30/26	75	71
	Simon Property Group LP	3.375%	6/15/27	175	168
	Simon Property Group LP	3.375%	12/1/27	100	95
	Simon Property Group LP	4.750%	3/15/42	100	104
	Simon Property Group LP	4.250%	11/30/46	200	194
	SL Green Operating Partnership LP	3.250%	10/15/22	100	97
	STORE Capital Corp.	4.500%	3/15/28	100	98
	Tanger Properties LP	3.125%	9/1/26	175	158
	Tanger Properties LP	3.875%	7/15/27	150	141
	UDR Inc.	3.700%	10/1/20	25	25
	UDR Inc.	4.625%	1/10/22	50	51
	UDR Inc.	2.950%	9/1/26	150	138
	UDR Inc.	3.500%	7/1/27	150	142
	UDR Inc.	3.500%	1/15/28	250	237
	Ventas Realty LP	3.125%	6/15/23	175	170
	Ventas Realty LP	3.750%	5/1/24	200	197
	Ventas Realty LP	4.125%	1/15/26	75	75
	Ventas Realty LP	3.250%	10/15/26	75	69
	Ventas Realty LP	3.850%	4/1/27	50	48
	Ventas Realty LP	4.000%	3/1/28	125	121
	Ventas Realty LP	5.700%	9/30/43	75	82
	Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	250	258
	Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	200	195
	VEREIT Operating Partnership LP	4.600%	2/6/24	75	75
	VEREIT Operating Partnership LP	3.950%	8/15/27	450	419
	Vornado Realty LP	3.500%	1/15/25	100	96
	Washington Prime Group LP	3.850%	4/1/20	50	49
	Washington Prime Group LP	5.950%	8/15/24	50	48
	Washington REIT	4.950%	10/1/20	25	26
	Washington REIT	3.950%	10/15/22	75	75
	Weingarten Realty Investors	3.375%	10/15/22	50	49
	Weingarten Realty Investors	3.500%	4/15/23	100	98
	Welltower Inc.	4.950%	1/15/21	75	77
	Welltower Inc.	5.250%	1/15/22	300	315
	Welltower Inc.	3.750%	3/15/23	75	74
	Welltower Inc.	4.000%	6/1/25	200	196
	Welltower Inc.	4.250%	4/1/26	150	148
	Welltower Inc.	6.500%	3/15/41	25	30
	WP Carey Inc.	4.600%	4/1/24	75	76
	WP Carey Inc.	4.000%	2/1/25	50	49
	WP Carey Inc.	4.250%	10/1/26	75	73
					303,650
Industrial (16.5%)
	Basic Industry (0.8%)
	Air Products & Chemicals Inc.	3.000%	11/3/21	75	75
	Air Products & Chemicals Inc.	2.750%	2/3/23	50	49
	Air Products & Chemicals Inc.	3.350%	7/31/24	675	670
	Airgas Inc.	3.650%	7/15/24	100	100
	Albemarle Corp.	4.150%	12/1/24	75	76
	Albemarle Corp.	5.450%	12/1/44	75	79
	ArcelorMittal	5.125%	6/1/20	50	51
	ArcelorMittal	7.000%	10/15/39	200	230
	ArcelorMittal	6.750%	3/1/41	100	113
	Barrick North America Finance LLC	4.400%	5/30/21	31	32
	Barrick North America Finance LLC	5.700%	5/30/41	450	492
	Barrick North America Finance LLC	5.750%	5/1/43	150	167
	Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	50	56
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	176	174
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	50	51
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	150	150
	BHP Billiton Finance USA Ltd.	5.000%	9/30/43	575	646
	Celulosa Arauco y Constitucion SA	5.000%	1/21/21	25	26
	Celulosa Arauco y Constitucion SA	4.750%	1/11/22	75	76
	Celulosa Arauco y Constitucion SA	3.875%	11/2/27	300	279
[9]	Celulosa Arauco y Constitucion SA	5.500%	11/2/47	200	195
	Domtar Corp.	6.750%	2/15/44	100	106
	Dow Chemical Co.	4.250%	11/15/20	125	128

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Dow Chemical Co.	4.125%	11/15/21	566	577
	Dow Chemical Co.	3.500%	10/1/24	50	49
	Dow Chemical Co.	7.375%	11/1/29	25	31
	Dow Chemical Co.	4.250%	10/1/34	50	48
	Dow Chemical Co.	9.400%	5/15/39	350	539
	Dow Chemical Co.	5.250%	11/15/41	100	105
	Eastman Chemical Co.	5.500%	11/15/19	175	181
	Eastman Chemical Co.	2.700%	1/15/20	150	149
	Eastman Chemical Co.	4.500%	1/15/21	6	6
	Eastman Chemical Co.	3.600%	8/15/22	49	49
	Eastman Chemical Co.	4.800%	9/1/42	225	221
	Eastman Chemical Co.	4.650%	10/15/44	150	147
	Ecolab Inc.	4.350%	12/8/21	163	168
	Ecolab Inc.	2.375%	8/10/22	470	452
	Ecolab Inc.	2.700%	11/1/26	200	185
	Ecolab Inc.	3.250%	12/1/27	100	96
	EI du Pont de Nemours & Co.	4.625%	1/15/20	400	411
	EI du Pont de Nemours & Co.	2.200%	5/1/20	200	197
	EI du Pont de Nemours & Co.	2.800%	2/15/23	125	121
	EI du Pont de Nemours & Co.	6.500%	1/15/28	100	119
	EI du Pont de Nemours & Co.	4.900%	1/15/41	100	103
	EI du Pont de Nemours & Co.	4.150%	2/15/43	275	258
	Fibria Overseas Finance Ltd.	5.250%	5/12/24	300	301
	Fibria Overseas Finance Ltd.	4.000%	1/14/25	150	138
	FMC Corp.	3.950%	2/1/22	50	50
	FMC Corp.	4.100%	2/1/24	250	250
	Georgia-Pacific LLC	8.000%	1/15/24	250	301
	Georgia-Pacific LLC	7.375%	12/1/25	100	121
	Georgia-Pacific LLC	8.875%	5/15/31	250	365
	Goldcorp Inc.	3.700%	3/15/23	275	271
	Goldcorp Inc.	5.450%	6/9/44	100	103
	International Flavors & Fragrances Inc.	3.200%	5/1/23	25	24
	International Flavors & Fragrances Inc.	4.375%	6/1/47	90	81
	International Paper Co.	7.500%	8/15/21	306	341
	International Paper Co.	3.650%	6/15/24	100	99
	International Paper Co.	3.800%	1/15/26	75	73
	International Paper Co.	3.000%	2/15/27	200	181
	International Paper Co.	5.000%	9/15/35	100	101
	International Paper Co.	7.300%	11/15/39	100	126
	International Paper Co.	4.800%	6/15/44	200	193
	International Paper Co.	5.150%	5/15/46	200	202
	International Paper Co.	4.400%	8/15/47	200	181
	Kinross Gold Corp.	5.125%	9/1/21	50	51
	Kinross Gold Corp.	5.950%	3/15/24	75	77
[9]	Kinross Gold Corp.	4.500%	7/15/27	100	92
	LYB International Finance BV	5.250%	7/15/43	200	208
	LYB International Finance II BV	3.500%	3/2/27	100	94
	LyondellBasell Industries NV	6.000%	11/15/21	175	187
	LyondellBasell Industries NV	5.750%	4/15/24	175	189
	LyondellBasell Industries NV	4.625%	2/26/55	425	388
	Meadwestvaco Corp.	7.950%	2/15/31	350	457
	Methanex Corp.	3.250%	12/15/19	200	199
	Monsanto Co.	2.125%	7/15/19	100	99
	Monsanto Co.	2.750%	7/15/21	200	195
	Monsanto Co.	5.500%	8/15/25	325	347
	Monsanto Co.	4.200%	7/15/34	100	91
	Monsanto Co.	3.950%	4/15/45	200	173
	Monsanto Co.	4.700%	7/15/64	100	87
	Mosaic Co.	3.750%	11/15/21	115	115
	Mosaic Co.	3.250%	11/15/22	225	219
	Mosaic Co.	4.250%	11/15/23	100	101
	Mosaic Co.	4.050%	11/15/27	200	191
	Mosaic Co.	5.450%	11/15/33	100	101
	Mosaic Co.	4.875%	11/15/41	50	45
	Mosaic Co.	5.625%	11/15/43	50	50
	Newmont Mining Corp.	5.875%	4/1/35	100	115
	Newmont Mining Corp.	4.875%	3/15/42	250	251
	Nucor Corp.	4.125%	9/15/22	100	103
	Nucor Corp.	3.950%	5/1/28	100	100
	Nucor Corp.	6.400%	12/1/37	100	123

	Nucor Corp.	5.200%	8/1/43	200	220
	Nucor Corp.	4.400%	5/1/48	150	148
	Nutrien Ltd.	4.875%	3/30/20	125	127
	Nutrien Ltd.	3.500%	6/1/23	299	293
	Nutrien Ltd.	3.375%	3/15/25	250	234
	Nutrien Ltd.	3.000%	4/1/25	250	229
	Nutrien Ltd.	4.000%	12/15/26	50	48
	Nutrien Ltd.	4.125%	3/15/35	250	232
	Nutrien Ltd.	5.625%	12/1/40	275	304
	Nutrien Ltd.	6.125%	1/15/41	25	29
	Nutrien Ltd.	4.900%	6/1/43	50	49
	Nutrien Ltd.	5.250%	1/15/45	200	207
	Packaging Corp. of America	3.900%	6/15/22	100	101
	Packaging Corp. of America	4.500%	11/1/23	350	362
	Packaging Corp. of America	3.400%	12/15/27	100	94
	Placer Dome Inc.	6.450%	10/15/35	75	89
	PPG Industries Inc.	2.300%	11/15/19	300	298
	Praxair Inc.	4.500%	8/15/19	50	51
	Praxair Inc.	3.000%	9/1/21	75	75
	Praxair Inc.	2.450%	2/15/22	450	438
	Praxair Inc.	2.200%	8/15/22	200	192
	Praxair Inc.	3.550%	11/7/42	50	47
	Rayonier Inc.	3.750%	4/1/22	50	50
	Reliance Steel & Aluminum Co.	4.500%	4/15/23	100	102
	Rio Tinto Alcan Inc.	6.125%	12/15/33	225	272
	Rio Tinto Finance USA Ltd.	3.750%	6/15/25	220	221
	Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	95
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	125	141
	Rio Tinto Finance USA plc	4.750%	3/22/42	150	160
	Rio Tinto Finance USA plc	4.125%	8/21/42	250	246
	Rohm & Haas Co.	7.850%	7/15/29	250	321
	RPM International Inc.	6.125%	10/15/19	25	26
	RPM International Inc.	3.450%	11/15/22	100	98
	RPM International Inc.	3.750%	3/15/27	50	48
	RPM International Inc.	4.250%	1/15/48	250	227
	Sherwin-Williams Co.	2.250%	5/15/20	50	49
	Sherwin-Williams Co.	2.750%	6/1/22	150	145
	Sherwin-Williams Co.	3.125%	6/1/24	50	48
	Sherwin-Williams Co.	3.450%	8/1/25	225	216
	Sherwin-Williams Co.	3.950%	1/15/26	200	198
	Sherwin-Williams Co.	3.450%	6/1/27	100	94
	Sherwin-Williams Co.	4.550%	8/1/45	90	87
	Sherwin-Williams Co.	4.500%	6/1/47	100	96
	Southern Copper Corp.	5.375%	4/16/20	75	78
	Southern Copper Corp.	3.500%	11/8/22	400	392
	Southern Copper Corp.	3.875%	4/23/25	50	49
	Southern Copper Corp.	7.500%	7/27/35	100	121
	Southern Copper Corp.	6.750%	4/16/40	125	145
	Southern Copper Corp.	5.875%	4/23/45	500	531
	Vale Overseas Ltd.	5.875%	6/10/21	200	211
	Vale Overseas Ltd.	4.375%	1/11/22	547	555
	Vale Overseas Ltd.	6.250%	8/10/26	300	325
	Vale Overseas Ltd.	8.250%	1/17/34	50	62
	Vale Overseas Ltd.	6.875%	11/21/36	475	531
	Vale Overseas Ltd.	6.875%	11/10/39	450	510
	Vale SA	5.625%	9/11/42	75	76
	Westlake Chemical Corp.	3.600%	8/15/26	300	284
	Westlake Chemical Corp.	5.000%	8/15/46	200	201
[9]	WestRock Co.	3.000%	9/15/24	250	236
[9]	WestRock Co.	3.375%	9/15/27	250	235
	WestRock RKT Co.	3.500%	3/1/20	150	150
	WestRock RKT Co.	4.900%	3/1/22	100	104
	Weyerhaeuser Co.	7.375%	10/1/19	250	263
	Weyerhaeuser Co.	4.700%	3/15/21	75	77
	Weyerhaeuser Co.	8.500%	1/15/25	50	61
	Weyerhaeuser Co.	7.375%	3/15/32	100	127
	Weyerhaeuser Co.	6.875%	12/15/33	50	61
	Yamana Gold Inc.	4.950%	7/15/24	110	110
	Yamana Gold Inc.	4.625%	12/15/27	75	72

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Capital Goods (1.4%)
3M Co.	2.000%	8/7/20	100	98
3M Co.	1.625%	9/19/21	150	144
3M Co.	2.250%	3/15/23	175	168
3M Co.	3.000%	8/7/25	100	97
3M Co.	2.250%	9/19/26	150	136
3M Co.	2.875%	10/15/27	125	118
3M Co.	3.125%	9/19/46	75	64
3M Co.	3.625%	10/15/47	100	94
ABB Finance USA Inc.	2.800%	4/3/20	50	50
ABB Finance USA Inc.	3.375%	4/3/23	100	100
ABB Finance USA Inc.	4.375%	5/8/42	25	25
Acuity Brands Lighting Inc.	6.000%	12/15/19	50	52
Allegion US Holding Co. Inc.	3.550%	10/1/27	175	161
Bemis Co. Inc.	3.100%	9/15/26	50	46
Boeing Co.	4.875%	2/15/20	175	180
Boeing Co.	1.650%	10/30/20	100	97
Boeing Co.	2.125%	3/1/22	50	48
Boeing Co.	2.800%	3/1/23	600	590
Boeing Co.	1.875%	6/15/23	100	94
Boeing Co.	2.500%	3/1/25	145	136
Boeing Co.	2.250%	6/15/26	50	46
Boeing Co.	2.800%	3/1/27	50	47
Boeing Co.	3.250%	3/1/28	100	97
Boeing Co.	6.625%	2/15/38	50	67
Boeing Co.	3.550%	3/1/38	50	48
Boeing Co.	6.875%	3/15/39	75	104
Boeing Co.	5.875%	2/15/40	75	94
Boeing Co.	3.375%	6/15/46	75	68
Boeing Co.	3.650%	3/1/47	50	47
Boeing Co.	3.625%	3/1/48	75	70
Carlisle Cos. Inc.	3.750%	11/15/22	75	75
Carlisle Cos. Inc.	3.500%	12/1/24	50	48
Carlisle Cos. Inc.	3.750%	12/1/27	125	119
Caterpillar Financial Services Corp.	2.000%	11/29/19	500	495
Caterpillar Financial Services Corp.	2.250%	12/1/19	100	99
Caterpillar Financial Services Corp.	2.100%	1/10/20	200	198
Caterpillar Financial Services Corp.	2.000%	3/5/20	250	246
Caterpillar Financial Services Corp.	1.850%	9/4/20	175	171
Caterpillar Financial Services Corp.	2.500%	11/13/20	50	49
Caterpillar Financial Services Corp.	2.900%	3/15/21	100	99
Caterpillar Financial Services Corp.	1.700%	8/9/21	100	96
Caterpillar Financial Services Corp.	2.750%	8/20/21	100	99
Caterpillar Financial Services Corp.	2.400%	6/6/22	150	145
Caterpillar Financial Services Corp.	2.550%	11/29/22	200	194
Caterpillar Financial Services Corp.	3.450%	5/15/23	400	401
Caterpillar Financial Services Corp.	3.300%	6/9/24	250	248
Caterpillar Financial Services Corp.	3.250%	12/1/24	200	197
Caterpillar Financial Services Corp.	2.400%	8/9/26	100	92
Caterpillar Inc.	3.900%	5/27/21	125	128
Caterpillar Inc.	2.600%	6/26/22	50	49
Caterpillar Inc.	3.400%	5/15/24	250	249
Caterpillar Inc.	6.050%	8/15/36	100	125
Caterpillar Inc.	5.200%	5/27/41	150	172
Caterpillar Inc.	3.803%	8/15/42	143	137
Caterpillar Inc.	4.300%	5/15/44	100	103
Caterpillar Inc.	4.750%	5/15/64	100	103
CNH Industrial Capital LLC	4.375%	11/6/20	150	150
CNH Industrial NV	3.850%	11/15/27	200	186
Crane Co.	4.450%	12/15/23	50	52
Crane Co.	4.200%	3/15/48	150	142
CRH America Inc.	5.750%	1/15/21	75	79
Deere & Co.	4.375%	10/16/19	175	178
Deere & Co.	2.600%	6/8/22	125	122
Deere & Co.	5.375%	10/16/29	125	142
Deere & Co.	7.125%	3/3/31	100	130
Deere & Co.	3.900%	6/9/42	75	73
Dover Corp.	3.150%	11/15/25	200	192
Dover Corp.	6.600%	3/15/38	75	95
Eaton Corp.	2.750%	11/2/22	300	291
Eaton Corp.	4.000%	11/2/32	225	223

	Eaton Corp.	4.150%	11/2/42	150	145
	Eaton Corp.	3.915%	9/15/47	50	47
	Embraer Netherlands Finance BV	5.050%	6/15/25	200	203
	Embraer Netherlands Finance BV	5.400%	2/1/27	100	103
[9]	Embraer Overseas Ltd.	5.696%	9/16/23	100	105
	Embraer SA	5.150%	6/15/22	275	284
	Emerson Electric Co.	4.875%	10/15/19	25	26
	Emerson Electric Co.	4.250%	11/15/20	25	26
	Emerson Electric Co.	2.625%	12/1/21	150	147
	Emerson Electric Co.	3.150%	6/1/25	200	195
	FLIR Systems Inc.	3.125%	6/15/21	50	50
	Flowserve Corp.	3.500%	9/15/22	250	245
	Flowserve Corp.	4.000%	11/15/23	50	50
	Fortive Corp.	2.350%	6/15/21	100	97
	Fortive Corp.	3.150%	6/15/26	150	139
	Fortive Corp.	4.300%	6/15/46	100	94
	Fortune Brands Home & Security Inc.	3.000%	6/15/20	75	74
	Fortune Brands Home & Security Inc.	4.000%	6/15/25	100	100
	General Dynamics Corp.	2.875%	5/11/20	80	80
	General Dynamics Corp.	3.000%	5/11/21	300	299
	General Dynamics Corp.	3.375%	5/15/23	200	200
	General Dynamics Corp.	1.875%	8/15/23	300	279
	General Dynamics Corp.	2.375%	11/15/24	300	281
	General Dynamics Corp.	3.500%	5/15/25	200	200
	General Dynamics Corp.	2.625%	11/15/27	200	184
	General Dynamics Corp.	3.750%	5/15/28	250	252
	General Dynamics Corp.	3.600%	11/15/42	100	95
	General Electric Co.	6.000%	8/7/19	194	200
	General Electric Co.	2.100%	12/11/19	25	25
	General Electric Co.	5.500%	1/8/20	211	218
	General Electric Co.	2.200%	1/9/20	165	163
	General Electric Co.	5.550%	5/4/20	108	112
	General Electric Co.	4.375%	9/16/20	128	131
	General Electric Co.	4.625%	1/7/21	201	207
	General Electric Co.	5.300%	2/11/21	172	180
	General Electric Co.	4.650%	10/17/21	347	361
	General Electric Co.	3.150%	9/7/22	91	90
	General Electric Co.	2.700%	10/9/22	1,100	1,060
	General Electric Co.	3.100%	1/9/23	574	562
	General Electric Co.	3.450%	5/15/24	160	156
	General Electric Co.	6.750%	3/15/32	705	862
	General Electric Co.	6.150%	8/7/37	161	188
	General Electric Co.	5.875%	1/14/38	510	576
	General Electric Co.	6.875%	1/10/39	413	521
	General Electric Co.	4.125%	10/9/42	125	116
	General Electric Co.	4.500%	3/11/44	425	416
	Harris Corp.	2.700%	4/27/20	75	74
	Harris Corp.	3.832%	4/27/25	200	196
	Harris Corp.	4.854%	4/27/35	100	103
	Harris Corp.	6.150%	12/15/40	75	89
	Hexcel Corp.	4.700%	8/15/25	100	103
	Honeywell International Inc.	1.400%	10/30/19	125	123
	Honeywell International Inc.	1.800%	10/30/19	200	197
	Honeywell International Inc.	4.250%	3/1/21	200	206
	Honeywell International Inc.	1.850%	11/1/21	100	95
	Honeywell International Inc.	2.500%	11/1/26	50	46
	Honeywell International Inc.	5.700%	3/15/37	200	244
	Honeywell International Inc.	5.375%	3/1/41	150	178
	Hubbell Inc.	3.350%	3/1/26	75	72
	Hubbell Inc.	3.150%	8/15/27	50	47
	Hubbell Inc.	3.500%	2/15/28	175	167
	Huntington Ingalls Industries Inc.	3.483%	12/1/27	150	142
	Illinois Tool Works Inc.	3.375%	9/15/21	100	101
	Illinois Tool Works Inc.	3.500%	3/1/24	200	202
	Illinois Tool Works Inc.	2.650%	11/15/26	300	277
	Illinois Tool Works Inc.	4.875%	9/15/41	75	84
	Illinois Tool Works Inc.	3.900%	9/1/42	175	172
	Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	500	515
	Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	125	145
	John Deere Capital Corp.	1.250%	10/9/19	200	196
	John Deere Capital Corp.	1.700%	1/15/20	125	123

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
John Deere Capital Corp.	2.050%	3/10/20	250	246
John Deere Capital Corp.	2.200%	3/13/20	150	148
John Deere Capital Corp.	2.450%	9/11/20	75	74
John Deere Capital Corp.	2.550%	1/8/21	150	148
John Deere Capital Corp.	2.800%	3/4/21	100	99
John Deere Capital Corp.	2.875%	3/12/21	100	99
John Deere Capital Corp.	3.900%	7/12/21	100	102
John Deere Capital Corp.	3.150%	10/15/21	25	25
John Deere Capital Corp.	2.650%	1/6/22	300	294
John Deere Capital Corp.	2.150%	9/8/22	400	380
John Deere Capital Corp.	2.700%	1/6/23	100	97
John Deere Capital Corp.	2.800%	1/27/23	50	49
John Deere Capital Corp.	2.800%	3/6/23	300	292
John Deere Capital Corp.	3.450%	6/7/23	200	200
John Deere Capital Corp.	2.650%	6/24/24	75	71
John Deere Capital Corp.	3.450%	3/13/25	100	100
John Deere Capital Corp.	3.400%	9/11/25	75	74
John Deere Capital Corp.	2.650%	6/10/26	100	93
John Deere Capital Corp.	2.800%	9/8/27	150	140
John Deere Capital Corp.	3.050%	1/6/28	100	95
Johnson Controls International plc	5.000%	3/30/20	125	129
Johnson Controls International plc	4.250%	3/1/21	150	153
Johnson Controls International plc	3.750%	12/1/21	100	101
Johnson Controls International plc	3.625%	7/2/24	135	133
Johnson Controls International plc	3.900%	2/14/26	100	99
Johnson Controls International plc	6.000%	1/15/36	50	58
Johnson Controls International plc	4.625%	7/2/44	75	75
Johnson Controls International plc	5.125%	9/14/45	150	156
Johnson Controls International plc	4.500%	2/15/47	100	97
Johnson Controls International plc	4.950%	7/2/64	100	95
Kennametal Inc.	2.650%	11/1/19	75	75
Kennametal Inc.	3.875%	2/15/22	50	50
Kennametal Inc.	4.625%	6/15/28	120	119
L3 Technologies Inc.	4.950%	2/15/21	75	77
L3 Technologies Inc.	3.850%	6/15/23	600	599
L3 Technologies Inc.	3.950%	5/28/24	103	102
L3 Technologies Inc.	3.850%	12/15/26	50	48
L3 Technologies Inc.	4.400%	6/15/28	175	174
Lafarge SA	7.125%	7/15/36	100	125
Leggett & Platt Inc.	3.800%	11/15/24	100	98
Leggett & Platt Inc.	3.500%	11/15/27	300	283
Lennox International Inc.	3.000%	11/15/23	100	95
Lockheed Martin Corp.	2.500%	11/23/20	140	138
Lockheed Martin Corp.	3.350%	9/15/21	725	729
Lockheed Martin Corp.	3.100%	1/15/23	100	99
Lockheed Martin Corp.	3.550%	1/15/26	380	374
Lockheed Martin Corp.	3.600%	3/1/35	150	139
Lockheed Martin Corp.	4.500%	5/15/36	100	103
Lockheed Martin Corp.	6.150%	9/1/36	375	461
Lockheed Martin Corp.	4.700%	5/15/46	375	394
Lockheed Martin Corp.	4.090%	9/15/52	31	29
Martin Marietta Materials Inc.	4.250%	7/2/24	100	101
Martin Marietta Materials Inc.	3.450%	6/1/27	50	46
Martin Marietta Materials Inc.	3.500%	12/15/27	100	92
Martin Marietta Materials Inc.	4.250%	12/15/47	175	151
Masco Corp.	7.125%	3/15/20	11	12
Masco Corp.	3.500%	4/1/21	70	70
Masco Corp.	4.450%	4/1/25	50	50
Masco Corp.	4.375%	4/1/26	100	99
Masco Corp.	3.500%	11/15/27	100	92
Masco Corp.	7.750%	8/1/29	24	29
Masco Corp.	4.500%	5/15/47	100	87
Mohawk Industries Inc.	3.850%	2/1/23	100	101
Northrop Grumman Corp.	2.080%	10/15/20	200	195
Northrop Grumman Corp.	3.500%	3/15/21	200	202
Northrop Grumman Corp.	2.550%	10/15/22	200	193
Northrop Grumman Corp.	3.250%	8/1/23	150	148
Northrop Grumman Corp.	2.930%	1/15/25	275	261
Northrop Grumman Corp.	3.200%	2/1/27	150	141
Northrop Grumman Corp.	3.250%	1/15/28	390	366
Northrop Grumman Corp.	5.050%	11/15/40	50	54

	Northrop Grumman Corp.	4.750%	6/1/43	275	286
	Northrop Grumman Corp.	4.030%	10/15/47	145	135
[9]	Nvent Finance Sarl	3.950%	4/15/23	200	198
[9]	Nvent Finance Sarl	4.550%	4/15/28	100	99
	Oshkosh Corp.	4.600%	5/15/28	185	185
	Owens Corning	4.200%	12/15/22	150	150
	Owens Corning	3.400%	8/15/26	200	182
	Owens Corning	4.300%	7/15/47	200	164
	Owens Corning	4.400%	1/30/48	75	62
	Parker-Hannifin Corp.	3.500%	9/15/22	425	428
	Parker-Hannifin Corp.	3.300%	11/21/24	100	98
	Parker-Hannifin Corp.	3.250%	3/1/27	125	121
	Parker-Hannifin Corp.	6.250%	5/15/38	225	285
	Parker-Hannifin Corp.	4.450%	11/21/44	200	209
	Parker-Hannifin Corp.	4.100%	3/1/47	75	74
	Pentair Finance SA	2.650%	12/1/19	250	247
	Precision Castparts Corp.	2.250%	6/15/20	150	148
	Precision Castparts Corp.	2.500%	1/15/23	75	72
	Precision Castparts Corp.	3.250%	6/15/25	200	195
	Precision Castparts Corp.	3.900%	1/15/43	75	72
	Precision Castparts Corp.	4.375%	6/15/45	300	314
	Raytheon Co.	4.400%	2/15/20	100	102
	Raytheon Co.	3.125%	10/15/20	175	175
	Raytheon Co.	2.500%	12/15/22	275	267
	Raytheon Co.	7.200%	8/15/27	25	32
	Raytheon Co.	4.700%	12/15/41	50	55
	Republic Services Inc.	5.500%	9/15/19	150	154
	Republic Services Inc.	5.000%	3/1/20	125	129
	Republic Services Inc.	5.250%	11/15/21	175	186
	Republic Services Inc.	3.550%	6/1/22	50	50
	Republic Services Inc.	3.200%	3/15/25	250	241
	Republic Services Inc.	6.200%	3/1/40	50	61
	Republic Services Inc.	5.700%	5/15/41	100	117
	Rockwell Collins Inc.	5.250%	7/15/19	25	26
	Rockwell Collins Inc.	3.100%	11/15/21	50	49
	Rockwell Collins Inc.	2.800%	3/15/22	170	165
	Rockwell Collins Inc.	3.200%	3/15/24	100	96
	Rockwell Collins Inc.	3.500%	3/15/27	100	95
	Rockwell Collins Inc.	4.800%	12/15/43	65	66
	Rockwell Collins Inc.	4.350%	4/15/47	250	239
	Roper Technologies Inc.	6.250%	9/1/19	75	78
	Roper Technologies Inc.	3.000%	12/15/20	125	124
	Roper Technologies Inc.	2.800%	12/15/21	200	195
	Roper Technologies Inc.	3.850%	12/15/25	100	98
	Roper Technologies Inc.	3.800%	12/15/26	120	116
	Snap-on Inc.	6.125%	9/1/21	75	81
	Snap-on Inc.	3.250%	3/1/27	50	48
	Snap-on Inc.	4.100%	3/1/48	75	75
	Sonoco Products Co.	5.750%	11/1/40	145	162
	Spirit AeroSystems Inc.	3.950%	6/15/23	75	75
	Spirit AeroSystems Inc.	3.850%	6/15/26	65	62
	Spirit AeroSystems Inc.	4.600%	6/15/28	200	201
	Stanley Black & Decker Inc.	3.400%	12/1/21	150	150
	Stanley Black & Decker Inc.	5.200%	9/1/40	275	304
	Textron Inc.	3.875%	3/1/25	65	64
	Textron Inc.	4.000%	3/15/26	200	197
	Textron Inc.	3.650%	3/15/27	250	239
	Textron Inc.	3.375%	3/1/28	50	46
	The Timken Co.	3.875%	9/1/24	100	98
	United Technologies Corp.	1.500%	11/1/19	100	98
	United Technologies Corp.	4.500%	4/15/20	100	103
	United Technologies Corp.	1.900%	5/4/20	200	196
	United Technologies Corp.	1.950%	11/1/21	100	96
	United Technologies Corp.	3.100%	6/1/22	285	280
	United Technologies Corp.	2.800%	5/4/24	250	237
	United Technologies Corp.	2.650%	11/1/26	100	90
	United Technologies Corp.	6.700%	8/1/28	100	121
	United Technologies Corp.	7.500%	9/15/29	125	159
	United Technologies Corp.	5.400%	5/1/35	150	162
	United Technologies Corp.	6.050%	6/1/36	100	115
	United Technologies Corp.	6.125%	7/15/38	100	117

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United Technologies Corp.	5.700%	4/15/40	100	113
United Technologies Corp.	4.500%	6/1/42	600	588
United Technologies Corp.	4.150%	5/15/45	200	186
United Technologies Corp.	3.750%	11/1/46	200	175
United Technologies Corp.	4.050%	5/4/47	150	138
Valmont Industries Inc.	5.000%	10/1/44	150	141
Valmont Industries Inc.	5.250%	10/1/54	75	70
Vulcan Materials Co.	4.500%	4/1/25	200	202
Vulcan Materials Co.	4.500%	6/15/47	125	113
Wabtec Corp.	3.450%	11/15/26	150	137
Waste Management Inc.	4.600%	3/1/21	50	52
Waste Management Inc.	2.900%	9/15/22	100	98
Waste Management Inc.	2.400%	5/15/23	225	214
Waste Management Inc.	3.500%	5/15/24	100	99
Waste Management Inc.	3.125%	3/1/25	150	145
Waste Management Inc.	3.150%	11/15/27	125	118
Waste Management Inc.	3.900%	3/1/35	250	244
Waste Management Inc.	4.100%	3/1/45	100	98
WW Grainger Inc.	4.600%	6/15/45	200	206
WW Grainger Inc.	3.750%	5/15/46	75	68
WW Grainger Inc.	4.200%	5/15/47	50	48
Xylem Inc.	3.250%	11/1/26	100	94
Xylem Inc.	4.375%	11/1/46	100	97

Communication (2.4%)
21st Century Fox America Inc.	4.500%	2/15/21	550	565
21st Century Fox America Inc.	3.000%	9/15/22	200	196
21st Century Fox America Inc.	4.000%	10/1/23	75	76
21st Century Fox America Inc.	3.700%	9/15/24	100	99
21st Century Fox America Inc.	3.700%	10/15/25	125	122
21st Century Fox America Inc.	6.550%	3/15/33	100	120
21st Century Fox America Inc.	6.200%	12/15/34	350	413
21st Century Fox America Inc.	6.400%	12/15/35	365	438
21st Century Fox America Inc.	8.150%	10/17/36	175	246
21st Century Fox America Inc.	6.150%	3/1/37	175	207
21st Century Fox America Inc.	6.900%	8/15/39	125	159
21st Century Fox America Inc.	6.150%	2/15/41	325	387
21st Century Fox America Inc.	4.750%	9/15/44	175	177
21st Century Fox America Inc.	4.950%	10/15/45	75	78
21st Century Fox America Inc.	7.750%	12/1/45	100	141
Activision Blizzard Inc.	2.300%	9/15/21	125	121
Activision Blizzard Inc.	2.600%	6/15/22	75	72
Activision Blizzard Inc.	3.400%	9/15/26	160	152
Activision Blizzard Inc.	4.500%	6/15/47	100	96
America Movil SAB de CV	5.000%	10/16/19	400	409
America Movil SAB de CV	3.125%	7/16/22	375	368
America Movil SAB de CV	6.375%	3/1/35	200	234
America Movil SAB de CV	6.125%	11/15/37	150	175
America Movil SAB de CV	6.125%	3/30/40	375	441
America Movil SAB de CV	4.375%	7/16/42	250	244
American Tower Corp.	2.800%	6/1/20	75	74
American Tower Corp.	5.050%	9/1/20	150	155
American Tower Corp.	3.300%	2/15/21	125	125
American Tower Corp.	3.450%	9/15/21	475	473
American Tower Corp.	5.900%	11/1/21	475	508
American Tower Corp.	2.250%	1/15/22	125	119
American Tower Corp.	3.500%	1/31/23	200	197
American Tower Corp.	5.000%	2/15/24	200	208
American Tower Corp.	4.000%	6/1/25	100	98
American Tower Corp.	3.375%	10/15/26	200	185
American Tower Corp.	3.550%	7/15/27	125	116
American Tower Corp.	3.600%	1/15/28	125	116
AT&T Inc.	5.875%	10/1/19	175	181
AT&T Inc.	2.450%	6/30/20	700	689
AT&T Inc.	4.600%	2/15/21	175	180
AT&T Inc.	5.000%	3/1/21	450	467
AT&T Inc.	3.200%	3/1/22	250	245
AT&T Inc.	3.800%	3/15/22	275	275
AT&T Inc.	3.000%	6/30/22	500	485
AT&T Inc.	3.600%	2/17/23	1,100	1,083
AT&T Inc.	3.800%	3/1/24	125	123

	AT&T Inc.	3.950%	1/15/25	400	391
	AT&T Inc.	3.400%	5/15/25	920	862
	AT&T Inc.	4.125%	2/17/26	490	478
	AT&T Inc.	4.250%	3/1/27	575	563
[9]	AT&T Inc.	4.100%	2/15/28	744	710
[9]	AT&T Inc.	4.300%	2/15/30	610	575
	AT&T Inc.	4.500%	5/15/35	200	185
	AT&T Inc.	5.250%	3/1/37	400	394
[9]	AT&T Inc.	4.900%	8/15/37	325	308
	AT&T Inc.	6.350%	3/15/40	100	109
	AT&T Inc.	6.000%	8/15/40	300	313
	AT&T Inc.	5.350%	9/1/40	756	735
	AT&T Inc.	5.550%	8/15/41	225	224
	AT&T Inc.	5.150%	3/15/42	375	355
	AT&T Inc.	4.300%	12/15/42	271	231
	AT&T Inc.	4.800%	6/15/44	475	426
	AT&T Inc.	4.350%	6/15/45	624	527
	AT&T Inc.	4.750%	5/15/46	650	576
[9]	AT&T Inc.	5.150%	11/15/46	988	924
	AT&T Inc.	5.450%	3/1/47	400	394
	AT&T Inc.	4.500%	3/9/48	582	501
	AT&T Inc.	4.550%	3/9/49	262	226
[9]	AT&T Inc.	5.150%	2/15/50	325	302
	AT&T Inc.	5.700%	3/1/57	175	173
[9]	AT&T Inc.	5.300%	8/15/58	125	116
	Bell Canada Inc.	4.464%	4/1/48	150	148
	British Telecommunications plc	9.625%	12/15/30	516	737
	CBS Corp.	2.300%	8/15/19	125	124
	CBS Corp.	4.300%	2/15/21	275	280
	CBS Corp.	2.500%	2/15/23	200	188
[9]	CBS Corp.	2.900%	6/1/23	75	72
	CBS Corp.	3.700%	8/15/24	175	170
	CBS Corp.	3.500%	1/15/25	150	143
	CBS Corp.	2.900%	1/15/27	125	111
	CBS Corp.	3.375%	2/15/28	100	89
[9]	CBS Corp.	3.700%	6/1/28	125	116
	CBS Corp.	5.900%	10/15/40	225	244
	CBS Corp.	4.850%	7/1/42	100	95
	CBS Corp.	4.900%	8/15/44	100	96
	CBS Corp.	4.600%	1/15/45	125	115
	CC Holdings GS V LLC / Crown
	Castle GS III Corp.	3.849%	4/15/23	250	247
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	3.579%	7/23/20	375	374
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	4.464%	7/23/22	575	579
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	4.500%	2/1/24	275	275
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	4.908%	7/23/25	850	858
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	3.750%	2/15/28	400	362
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	4.200%	3/15/28	225	211
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	6.384%	10/23/35	350	365
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	5.375%	4/1/38	150	142
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	6.484%	10/23/45	650	683

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	5.375%	5/1/47	450	409
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	5.750%	4/1/48	325	313
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	6.834%	10/23/55	75	81
	Comcast Cable Communications
	Holdings Inc.	9.455%	11/15/22	139	171
	Comcast Corp.	5.700%	7/1/19	850	872
	Comcast Corp.	5.150%	3/1/20	325	336
	Comcast Corp.	2.750%	3/1/23	200	192
	Comcast Corp.	3.000%	2/1/24	385	368
	Comcast Corp.	3.375%	2/15/25	150	144
	Comcast Corp.	3.375%	8/15/25	250	239
	Comcast Corp.	3.150%	3/1/26	400	375
	Comcast Corp.	2.350%	1/15/27	495	431
	Comcast Corp.	3.150%	2/15/28	325	301
	Comcast Corp.	3.550%	5/1/28	200	191
	Comcast Corp.	4.250%	1/15/33	275	268
	Comcast Corp.	4.200%	8/15/34	175	167
	Comcast Corp.	5.650%	6/15/35	250	276
	Comcast Corp.	4.400%	8/15/35	150	146
	Comcast Corp.	6.500%	11/15/35	750	890
	Comcast Corp.	3.200%	7/15/36	175	145
	Comcast Corp.	6.450%	3/15/37	175	208
	Comcast Corp.	6.950%	8/15/37	250	313
	Comcast Corp.	3.900%	3/1/38	175	159
	Comcast Corp.	6.400%	5/15/38	100	119
	Comcast Corp.	6.400%	3/1/40	150	178
	Comcast Corp.	4.650%	7/15/42	370	358
	Comcast Corp.	4.500%	1/15/43	100	94
	Comcast Corp.	4.600%	8/15/45	250	240
	Comcast Corp.	3.400%	7/15/46	250	203
	Comcast Corp.	3.969%	11/1/47	356	313
	Comcast Corp.	4.000%	3/1/48	425	373
	Comcast Corp.	3.999%	11/1/49	138	121
	Crown Castle International Corp.	3.400%	2/15/21	300	300
	Crown Castle International Corp.	2.250%	9/1/21	125	120
	Crown Castle International Corp.	4.875%	4/15/22	125	129
	Crown Castle International Corp.	5.250%	1/15/23	125	131
	Crown Castle International Corp.	3.150%	7/15/23	150	143
	Crown Castle International Corp.	3.200%	9/1/24	250	236
	Crown Castle International Corp.	4.450%	2/15/26	250	248
	Crown Castle International Corp.	3.700%	6/15/26	175	165
	Crown Castle International Corp.	3.650%	9/1/27	325	302
	Crown Castle International Corp.	3.800%	2/15/28	200	187
	Crown Castle International Corp.	4.750%	5/15/47	50	47
	Deutsche Telekom International
	Finance BV	6.000%	7/8/19	150	154
	Deutsche Telekom International
	Finance BV	8.750%	6/15/30	775	1,026
	Discovery Communications LLC	5.625%	8/15/19	75	77
	Discovery Communications LLC	2.200%	9/20/19	100	99
[9]	Discovery Communications LLC	2.750%	11/15/19	125	124
[9]	Discovery Communications LLC	2.800%	6/15/20	100	99
	Discovery Communications LLC	4.375%	6/15/21	25	26
	Discovery Communications LLC	3.300%	5/15/22	125	123
[9]	Discovery Communications LLC	3.500%	6/15/22	75	74
	Discovery Communications LLC	2.950%	3/20/23	200	191
	Discovery Communications LLC	3.250%	4/1/23	100	97
	Discovery Communications LLC	3.800%	3/13/24	100	98
[9]	Discovery Communications LLC	3.900%	11/15/24	150	148
	Discovery Communications LLC	3.450%	3/15/25	150	142
[9]	Discovery Communications LLC	3.950%	6/15/25	100	98
	Discovery Communications LLC	4.900%	3/11/26	200	205
	Discovery Communications LLC	3.950%	3/20/28	325	308
	Discovery Communications LLC	5.000%	9/20/37	225	217
	Discovery Communications LLC	6.350%	6/1/40	150	165

Discovery Communications LLC	4.950%	5/15/42	100	93
Discovery Communications LLC	4.875%	4/1/43	175	162
Discovery Communications LLC	5.200%	9/20/47	225	217
Electronic Arts Inc.	3.700%	3/1/21	150	151
Electronic Arts Inc.	4.800%	3/1/26	100	105
Grupo Televisa SAB	6.625%	3/18/25	100	112
Grupo Televisa SAB	4.625%	1/30/26	100	100
Grupo Televisa SAB	6.625%	1/15/40	125	134
Grupo Televisa SAB	5.000%	5/13/45	425	375
Interpublic Group of Cos. Inc.	3.750%	2/15/23	100	99
Interpublic Group of Cos. Inc.	4.200%	4/15/24	100	101
Koninklijke KPN NV	8.375%	10/1/30	175	229
Moody’s Corp.	2.750%	12/15/21	100	98
Moody’s Corp.	4.500%	9/1/22	250	258
Moody’s Corp.	4.875%	2/15/24	250	263
Moody’s Corp.	5.250%	7/15/44	110	123
NBCUniversal Media LLC	5.150%	4/30/20	330	341
NBCUniversal Media LLC	4.375%	4/1/21	325	333
NBCUniversal Media LLC	2.875%	1/15/23	225	215
NBCUniversal Media LLC	6.400%	4/30/40	150	178
NBCUniversal Media LLC	5.950%	4/1/41	225	253
NBCUniversal Media LLC	4.450%	1/15/43	325	307
Omnicom Group Inc.	4.450%	8/15/20	175	179
Omnicom Group Inc.	3.625%	5/1/22	225	224
Omnicom Group Inc.	3.650%	11/1/24	150	146
Omnicom Group Inc.	3.600%	4/15/26	250	239
Orange SA	1.625%	11/3/19	225	221
Orange SA	4.125%	9/14/21	325	332
Orange SA	9.000%	3/1/31	450	617
Orange SA	5.375%	1/13/42	325	353
RELX Capital Inc.	3.125%	10/15/22	182	178
RELX Capital Inc.	3.500%	3/16/23	125	124
Rogers Communications Inc.	3.000%	3/15/23	205	200
Rogers Communications Inc.	4.100%	10/1/23	175	179
Rogers Communications Inc.	3.625%	12/15/25	125	122
Rogers Communications Inc.	2.900%	11/15/26	100	92
Rogers Communications Inc.	4.500%	3/15/43	65	64
Rogers Communications Inc.	5.000%	3/15/44	190	197
Rogers Communications Inc.	4.300%	2/15/48	150	143
S&P Global Inc.	3.300%	8/14/20	125	125
S&P Global Inc.	4.000%	6/15/25	125	125
S&P Global Inc.	4.400%	2/15/26	175	179
S&P Global Inc.	2.950%	1/22/27	100	92
S&P Global Inc.	6.550%	11/15/37	75	95
S&P Global Inc.	4.500%	5/15/48	100	102
Telefonica Emisiones SAU	5.877%	7/15/19	100	103
Telefonica Emisiones SAU	5.134%	4/27/20	225	232
Telefonica Emisiones SAU	5.462%	2/16/21	555	582
Telefonica Emisiones SAU	4.103%	3/8/27	450	435
Telefonica Emisiones SAU	7.045%	6/20/36	425	513
Telefonica Emisiones SAU	4.665%	3/6/38	150	142
Telefonica Emisiones SAU	5.213%	3/8/47	400	383
Telefonica Emisiones SAU	4.895%	3/6/48	300	278
TELUS Corp.	2.800%	2/16/27	100	92
Thomson Reuters Corp.	4.700%	10/15/19	300	306
Thomson Reuters Corp.	3.850%	9/29/24	100	98
Thomson Reuters Corp.	5.500%	8/15/35	75	79
Thomson Reuters Corp.	5.850%	4/15/40	100	109
Thomson Reuters Corp.	4.500%	5/23/43	225	208
Time Warner Cable LLC	5.000%	2/1/20	350	357
Time Warner Cable LLC	4.125%	2/15/21	150	151
Time Warner Cable LLC	6.550%	5/1/37	200	210
Time Warner Cable LLC	7.300%	7/1/38	50	57
Time Warner Cable LLC	6.750%	6/15/39	275	293
Time Warner Cable LLC	5.875%	11/15/40	425	415
Time Warner Cable LLC	5.500%	9/1/41	250	233
Time Warner Cable LLC	4.500%	9/15/42	350	288
Time Warner Entertainment Co. LP	8.375%	3/15/23	175	205
Time Warner Entertainment Co. LP	8.375%	7/15/33	200	246
Time Warner Inc.	4.875%	3/15/20	350	359
Time Warner Inc.	4.700%	1/15/21	50	52

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Time Warner Inc.	4.750%	3/29/21	425	439
Time Warner Inc.	3.400%	6/15/22	100	98
Time Warner Inc.	4.050%	12/15/23	100	100
Time Warner Inc.	3.600%	7/15/25	275	261
Time Warner Inc.	3.875%	1/15/26	250	240
Time Warner Inc.	3.800%	2/15/27	700	663
Time Warner Inc.	6.100%	7/15/40	100	107
Time Warner Inc.	5.375%	10/15/41	100	99
Time Warner Inc.	4.900%	6/15/42	425	392
Time Warner Inc.	5.350%	12/15/43	175	171
Time Warner Inc.	4.650%	6/1/44	100	89
Verizon Communications Inc.	2.625%	2/21/20	184	183
Verizon Communications Inc.	3.450%	3/15/21	300	301
Verizon Communications Inc.	4.600%	4/1/21	475	492
Verizon Communications Inc.	1.750%	8/15/21	175	167
Verizon Communications Inc.	3.000%	11/1/21	600	591
Verizon Communications Inc.	3.500%	11/1/21	100	100
Verizon Communications Inc.	3.125%	3/16/22	350	345
Verizon Communications Inc.	5.150%	9/15/23	1,180	1,256
Verizon Communications Inc.	4.150%	3/15/24	300	304
Verizon Communications Inc.	3.500%	11/1/24	400	389
Verizon Communications Inc.	3.376%	2/15/25	749	720
Verizon Communications Inc.	2.625%	8/15/26	475	422
Verizon Communications Inc.	4.125%	3/16/27	625	616
Verizon Communications Inc.	4.500%	8/10/33	575	557
Verizon Communications Inc.	4.400%	11/1/34	725	680
Verizon Communications Inc.	4.272%	1/15/36	563	519
Verizon Communications Inc.	5.250%	3/16/37	875	899
Verizon Communications Inc.	4.812%	3/15/39	200	194
Verizon Communications Inc.	4.750%	11/1/41	175	166
Verizon Communications Inc.	3.850%	11/1/42	250	209
Verizon Communications Inc.	4.125%	8/15/46	450	385
Verizon Communications Inc.	4.862%	8/21/46	956	898
Verizon Communications Inc.	5.500%	3/16/47	250	260
Verizon Communications Inc.	4.522%	9/15/48	863	788
Verizon Communications Inc.	5.012%	4/15/49	716	699
Verizon Communications Inc.	5.012%	8/21/54	999	937
Verizon Communications Inc.	4.672%	3/15/55	838	740
Viacom Inc.	5.625%	9/15/19	125	128
Viacom Inc.	3.875%	12/15/21	25	25
Viacom Inc.	4.250%	9/1/23	225	223
Viacom Inc.	3.875%	4/1/24	124	120
Viacom Inc.	3.450%	10/4/26	100	91
Viacom Inc.	6.875%	4/30/36	190	206
Viacom Inc.	4.375%	3/15/43	556	465
Viacom Inc.	5.850%	9/1/43	75	75
Vodafone Group plc	2.500%	9/26/22	175	167
Vodafone Group plc	2.950%	2/19/23	315	304
Vodafone Group plc	3.750%	1/16/24	325	322
Vodafone Group plc	4.125%	5/30/25	400	398
Vodafone Group plc	4.375%	5/30/28	575	567
Vodafone Group plc	7.875%	2/15/30	150	187
Vodafone Group plc	6.250%	11/30/32	100	112
Vodafone Group plc	6.150%	2/27/37	125	137
Vodafone Group plc	5.000%	5/30/38	200	197
Vodafone Group plc	4.375%	2/19/43	275	246
Vodafone Group plc	5.250%	5/30/48	675	671
Walt Disney Co.	1.800%	6/5/20	150	147
Walt Disney Co.	2.150%	9/17/20	150	147
Walt Disney Co.	2.300%	2/12/21	250	245
Walt Disney Co.	2.750%	8/16/21	100	99
Walt Disney Co.	2.550%	2/15/22	75	73
Walt Disney Co.	2.450%	3/4/22	75	73
Walt Disney Co.	2.350%	12/1/22	75	72
Walt Disney Co.	3.150%	9/17/25	150	145
Walt Disney Co.	3.000%	2/13/26	300	286
Walt Disney Co.	1.850%	7/30/26	670	584
Walt Disney Co.	4.375%	8/16/41	75	75
Walt Disney Co.	4.125%	12/1/41	180	174
Walt Disney Co.	3.700%	12/1/42	125	113
Warner Media LLC	7.625%	4/15/31	100	125

WPP Finance 2010	4.750%	11/21/21	208	214
WPP Finance 2010	3.625%	9/7/22	200	196
WPP Finance 2010	3.750%	9/19/24	100	96
WPP Finance 2010	5.625%	11/15/43	125	131

Consumer Cyclical (1.9%)
Advance Auto Parts Inc.	5.750%	5/1/20	125	130
Alibaba Group Holding Ltd.	2.500%	11/28/19	360	357
Alibaba Group Holding Ltd.	3.125%	11/28/21	300	297
Alibaba Group Holding Ltd.	2.800%	6/6/23	400	387
Alibaba Group Holding Ltd.	3.600%	11/28/24	200	197
Alibaba Group Holding Ltd.	3.400%	12/6/27	600	559
Alibaba Group Holding Ltd.	4.500%	11/28/34	80	80
Alibaba Group Holding Ltd.	4.000%	12/6/37	200	185
Alibaba Group Holding Ltd.	4.200%	12/6/47	225	205
Alibaba Group Holding Ltd.	4.400%	12/6/57	100	92
Amazon.com Inc.	2.600%	12/5/19	300	300
Amazon.com Inc.	1.900%	8/21/20	200	196
Amazon.com Inc.	3.300%	12/5/21	200	202
Amazon.com Inc.	2.500%	11/29/22	150	146
Amazon.com Inc.	2.400%	2/22/23	450	433
Amazon.com Inc.	2.800%	8/22/24	250	239
Amazon.com Inc.	3.800%	12/5/24	120	122
Amazon.com Inc.	5.200%	12/3/25	225	248
Amazon.com Inc.	3.150%	8/22/27	550	526
Amazon.com Inc.	4.800%	12/5/34	225	246
Amazon.com Inc.	3.875%	8/22/37	425	415
Amazon.com Inc.	4.950%	12/5/44	350	388
Amazon.com Inc.	4.050%	8/22/47	650	636
Amazon.com Inc.	4.250%	8/22/57	500	492
American Honda Finance Corp.	1.200%	7/12/19	200	197
American Honda Finance Corp.	2.250%	8/15/19	275	273
American Honda Finance Corp.	2.000%	11/13/19	100	99
American Honda Finance Corp.	2.000%	2/14/20	100	99
American Honda Finance Corp.	2.150%	3/13/20	75	74
American Honda Finance Corp.	1.950%	7/20/20	125	122
American Honda Finance Corp.	2.450%	9/24/20	225	222
American Honda Finance Corp.	2.650%	2/12/21	150	149
American Honda Finance Corp.	1.650%	7/12/21	150	143
American Honda Finance Corp.	1.700%	9/9/21	200	191
American Honda Finance Corp.	2.600%	11/16/22	40	39
American Honda Finance Corp.	2.900%	2/16/24	100	97
American Honda Finance Corp.	2.300%	9/9/26	50	45
American Honda Finance Corp.	3.500%	2/15/28	100	98
Aptiv plc	3.150%	11/19/20	150	149
Aptiv plc	4.250%	1/15/26	150	149
Aptiv plc	4.400%	10/1/46	50	47
Automatic Data Processing Inc.	2.250%	9/15/20	150	148
Automatic Data Processing Inc.	3.375%	9/15/25	200	198
AutoNation Inc.	5.500%	2/1/20	55	57
AutoNation Inc.	3.350%	1/15/21	60	60
AutoNation Inc.	4.500%	10/1/25	150	149
AutoNation Inc.	3.800%	11/15/27	75	70
AutoZone Inc.	3.700%	4/15/22	350	352
AutoZone Inc.	2.875%	1/15/23	50	48
AutoZone Inc.	3.125%	7/15/23	125	122
AutoZone Inc.	3.125%	4/21/26	100	93
AutoZone Inc.	3.750%	6/1/27	100	97
Bed Bath & Beyond Inc.	4.915%	8/1/34	50	40
Bed Bath & Beyond Inc.	5.165%	8/1/44	150	115
Best Buy Co. Inc.	5.500%	3/15/21	25	26
Block Financial LLC	4.125%	10/1/20	94	95
Block Financial LLC	5.500%	11/1/22	100	103
Block Financial LLC	5.250%	10/1/25	100	101
Booking Holdings Inc.	2.750%	3/15/23	100	96
Booking Holdings Inc.	3.650%	3/15/25	100	98
Booking Holdings Inc.	3.600%	6/1/26	225	219
Booking Holdings Inc.	3.550%	3/15/28	100	95
BorgWarner Inc.	4.625%	9/15/20	25	26
BorgWarner Inc.	3.375%	3/15/25	75	73
BorgWarner Inc.	4.375%	3/15/45	100	94

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Carnival Corp.	3.950%	10/15/20	100	102
Costco Wholesale Corp.	1.700%	12/15/19	200	197
Costco Wholesale Corp.	1.750%	2/15/20	200	197
Costco Wholesale Corp.	2.150%	5/18/21	200	196
Costco Wholesale Corp.	2.250%	2/15/22	100	97
Costco Wholesale Corp.	2.300%	5/18/22	150	146
Costco Wholesale Corp.	2.750%	5/18/24	175	169
Costco Wholesale Corp.	3.000%	5/18/27	100	95
Cummins Inc.	7.125%	3/1/28	100	124
Cummins Inc.	4.875%	10/1/43	125	139
Daimler Finance North America LLC	8.500%	1/18/31	250	351
Darden Restaurants Inc.	3.850%	5/1/27	200	193
Darden Restaurants Inc.	4.550%	2/15/48	50	46
Delphi Corp.	4.150%	3/15/24	125	126
Dollar General Corp.	3.250%	4/15/23	150	147
Dollar General Corp.	4.150%	11/1/25	105	105
Dollar General Corp.	3.875%	4/15/27	50	48
Dollar General Corp.	4.125%	5/1/28	150	147
Dollar Tree Inc.	3.700%	5/15/23	100	99
Dollar Tree Inc.	4.000%	5/15/25	200	195
Dollar Tree Inc.	4.200%	5/15/28	300	289
DR Horton Inc.	4.375%	9/15/22	100	102
DR Horton Inc.	4.750%	2/15/23	225	232
DR Horton Inc.	5.750%	8/15/23	100	107
eBay Inc.	2.200%	8/1/19	300	298
eBay Inc.	3.250%	10/15/20	75	75
eBay Inc.	2.875%	8/1/21	125	123
eBay Inc.	3.800%	3/9/22	100	101
eBay Inc.	2.600%	7/15/22	450	433
eBay Inc.	2.750%	1/30/23	100	96
eBay Inc.	3.450%	8/1/24	125	121
eBay Inc.	3.600%	6/5/27	300	283
eBay Inc.	4.000%	7/15/42	25	22
Expedia Group Inc.	5.950%	8/15/20	75	79
Expedia Group Inc.	4.500%	8/15/24	100	100
Expedia Group Inc.	5.000%	2/15/26	275	280
Expedia Group Inc.	3.800%	2/15/28	100	91
Ford Motor Co.	4.346%	12/8/26	275	269
Ford Motor Co.	6.625%	10/1/28	175	196
Ford Motor Co.	6.375%	2/1/29	100	110
Ford Motor Co.	7.450%	7/16/31	375	440
Ford Motor Co.	4.750%	1/15/43	100	86
Ford Motor Co.	7.400%	11/1/46	100	118
Ford Motor Co.	5.291%	12/8/46	300	279
Ford Motor Credit Co. LLC	1.897%	8/12/19	250	247
Ford Motor Credit Co. LLC	2.597%	11/4/19	550	545
Ford Motor Credit Co. LLC	2.681%	1/9/20	200	198
Ford Motor Credit Co. LLC	8.125%	1/15/20	250	268
Ford Motor Credit Co. LLC	2.459%	3/27/20	200	197
Ford Motor Credit Co. LLC	3.157%	8/4/20	200	199
Ford Motor Credit Co. LLC	2.343%	11/2/20	150	146
Ford Motor Credit Co. LLC	3.200%	1/15/21	250	247
Ford Motor Credit Co. LLC	5.750%	2/1/21	250	262
Ford Motor Credit Co. LLC	3.336%	3/18/21	200	198
Ford Motor Credit Co. LLC	5.875%	8/2/21	325	344
Ford Motor Credit Co. LLC	3.339%	3/28/22	150	147
Ford Motor Credit Co. LLC	2.979%	8/3/22	300	288
Ford Motor Credit Co. LLC	4.250%	9/20/22	200	201
Ford Motor Credit Co. LLC	4.375%	8/6/23	225	227
Ford Motor Credit Co. LLC	3.810%	1/9/24	150	146
Ford Motor Credit Co. LLC	3.664%	9/8/24	200	192
Ford Motor Credit Co. LLC	4.134%	8/4/25	500	488
Ford Motor Credit Co. LLC	4.389%	1/8/26	200	196
Ford Motor Credit Co. LLC	3.815%	11/2/27	150	139
General Motors Co.	4.875%	10/2/23	250	256
General Motors Co.	4.000%	4/1/25	100	97
General Motors Co.	5.000%	4/1/35	165	157
General Motors Co.	6.600%	4/1/36	250	271
General Motors Co.	5.150%	4/1/38	225	213
General Motors Co.	6.250%	10/2/43	210	218
General Motors Co.	5.200%	4/1/45	230	210

General Motors Co.	6.750%	4/1/46	130	143
General Motors Co.	5.400%	4/1/48	200	190
General Motors Financial Co. Inc.	3.500%	7/10/19	230	231
General Motors Financial Co. Inc.	2.350%	10/4/19	200	198
General Motors Financial Co. Inc.	3.150%	1/15/20	65	65
General Motors Financial Co. Inc.	2.650%	4/13/20	300	296
General Motors Financial Co. Inc.	3.200%	7/13/20	300	299
General Motors Financial Co. Inc.	2.450%	11/6/20	200	195
General Motors Financial Co. Inc.	3.700%	11/24/20	275	276
General Motors Financial Co. Inc.	4.200%	3/1/21	175	177
General Motors Financial Co. Inc.	3.550%	4/9/21	150	149
General Motors Financial Co. Inc.	3.200%	7/6/21	225	221
General Motors Financial Co. Inc.	4.375%	9/25/21	100	102
General Motors Financial Co. Inc.	3.450%	1/14/22	125	123
General Motors Financial Co. Inc.	3.450%	4/10/22	355	349
General Motors Financial Co. Inc.	3.150%	6/30/22	100	97
General Motors Financial Co. Inc.	3.250%	1/5/23	275	266
General Motors Financial Co. Inc.	3.700%	5/9/23	200	196
General Motors Financial Co. Inc.	4.250%	5/15/23	150	150
General Motors Financial Co. Inc.	3.950%	4/13/24	400	390
General Motors Financial Co. Inc.	3.500%	11/7/24	200	190
General Motors Financial Co. Inc.	4.000%	1/15/25	175	170
General Motors Financial Co. Inc.	4.350%	4/9/25	325	320
General Motors Financial Co. Inc.	4.300%	7/13/25	300	293
General Motors Financial Co. Inc.	5.250%	3/1/26	150	155
General Motors Financial Co. Inc.	4.000%	10/6/26	100	95
General Motors Financial Co. Inc.	4.350%	1/17/27	200	193
General Motors Financial Co. Inc.	3.850%	1/5/28	200	185
Harley-Davidson Inc.	3.500%	7/28/25	100	97
Harley-Davidson Inc.	4.625%	7/28/45	25	24
Harman International Industries Inc.	4.150%	5/15/25	50	50
Home Depot Inc.	1.800%	6/5/20	150	147
Home Depot Inc.	3.950%	9/15/20	100	102
Home Depot Inc.	2.000%	4/1/21	75	73
Home Depot Inc.	4.400%	4/1/21	190	196
Home Depot Inc.	2.625%	6/1/22	265	260
Home Depot Inc.	2.700%	4/1/23	25	24
Home Depot Inc.	3.750%	2/15/24	200	204
Home Depot Inc.	3.350%	9/15/25	250	246
Home Depot Inc.	3.000%	4/1/26	125	119
Home Depot Inc.	2.125%	9/15/26	100	89
Home Depot Inc.	2.800%	9/14/27	150	139
Home Depot Inc.	5.875%	12/16/36	825	1,001
Home Depot Inc.	5.400%	9/15/40	175	203
Home Depot Inc.	5.950%	4/1/41	175	216
Home Depot Inc.	4.200%	4/1/43	200	199
Home Depot Inc.	4.875%	2/15/44	300	328
Home Depot Inc.	4.250%	4/1/46	330	332
Home Depot Inc.	3.900%	6/15/47	75	72
Home Depot Inc.	3.500%	9/15/56	150	128
Hyatt Hotels Corp.	5.375%	8/15/21	50	52
Hyatt Hotels Corp.	3.375%	7/15/23	25	24
Hyatt Hotels Corp.	4.850%	3/15/26	50	52
JD.com Inc.	3.125%	4/29/21	200	195
Kohl’s Corp.	4.000%	11/1/21	63	64
Kohl’s Corp.	4.250%	7/17/25	100	99
Kohl’s Corp.	5.550%	7/17/45	75	73
Lear Corp.	5.250%	1/15/25	200	206
Lear Corp.	3.800%	9/15/27	100	94
Lowe’s Cos. Inc.	3.750%	4/15/21	200	204
Lowe’s Cos. Inc.	3.875%	9/15/23	275	283
Lowe’s Cos. Inc.	3.125%	9/15/24	100	97
Lowe’s Cos. Inc.	3.375%	9/15/25	200	196
Lowe’s Cos. Inc.	2.500%	4/15/26	250	228
Lowe’s Cos. Inc.	3.100%	5/3/27	350	331
Lowe’s Cos. Inc.	6.500%	3/15/29	67	81
Lowe’s Cos. Inc.	4.650%	4/15/42	100	103
Lowe’s Cos. Inc.	4.250%	9/15/44	100	97
Lowe’s Cos. Inc.	4.375%	9/15/45	150	149
Lowe’s Cos. Inc.	3.700%	4/15/46	250	224
Lowe’s Cos. Inc.	4.050%	5/3/47	300	284

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Macy’s Retail Holdings Inc.	3.450%	1/15/21	100	99
Macy’s Retail Holdings Inc.	2.875%	2/15/23	170	160
Macy’s Retail Holdings Inc.	6.900%	4/1/29	75	81
Macy’s Retail Holdings Inc.	4.500%	12/15/34	200	170
Magna International Inc.	3.625%	6/15/24	120	119
Magna International Inc.	4.150%	10/1/25	100	101
Marriott International Inc.	3.375%	10/15/20	225	225
Marriott International Inc.	2.875%	3/1/21	50	49
Marriott International Inc.	3.125%	10/15/21	50	49
Marriott International Inc.	2.300%	1/15/22	100	96
Marriott International Inc.	3.750%	3/15/25	175	171
Marriott International Inc.	3.750%	10/1/25	65	63
Marriott International Inc.	3.125%	6/15/26	183	170
Marriott International Inc.	4.000%	4/15/28	50	49
Mastercard Inc.	2.000%	11/21/21	100	97
Mastercard Inc.	3.375%	4/1/24	150	149
Mastercard Inc.	2.950%	11/21/26	100	96
Mastercard Inc.	3.500%	2/26/28	50	50
Mastercard Inc.	3.800%	11/21/46	100	97
Mastercard Inc.	3.950%	2/26/48	100	101
McDonald’s Corp.	2.750%	12/9/20	275	273
McDonald’s Corp.	3.625%	5/20/21	175	177
McDonald’s Corp.	2.625%	1/15/22	275	270
McDonald’s Corp.	3.350%	4/1/23	150	150
McDonald’s Corp.	3.375%	5/26/25	175	171
McDonald’s Corp.	3.700%	1/30/26	300	298
McDonald’s Corp.	3.500%	3/1/27	200	195
McDonald’s Corp.	3.800%	4/1/28	200	199
McDonald’s Corp.	4.700%	12/9/35	200	209
McDonald’s Corp.	6.300%	10/15/37	150	182
McDonald’s Corp.	6.300%	3/1/38	100	120
McDonald’s Corp.	5.700%	2/1/39	100	114
McDonald’s Corp.	3.700%	2/15/42	25	22
McDonald’s Corp.	3.625%	5/1/43	25	22
McDonald’s Corp.	4.600%	5/26/45	210	211
McDonald’s Corp.	4.875%	12/9/45	300	315
McDonald’s Corp.	4.450%	3/1/47	150	149
NIKE Inc.	2.375%	11/1/26	200	181
NIKE Inc.	3.625%	5/1/43	50	46
NIKE Inc.	3.875%	11/1/45	150	144
NIKE Inc.	3.375%	11/1/46	100	88
Nordstrom Inc.	4.000%	10/15/21	125	126
Nordstrom Inc.	4.000%	3/15/27	100	96
Nordstrom Inc.	5.000%	1/15/44	165	151
NVR Inc.	3.950%	9/15/22	100	101
O’Reilly Automotive Inc.	4.875%	1/14/21	25	26
O’Reilly Automotive Inc.	3.800%	9/1/22	100	101
O’Reilly Automotive Inc.	3.850%	6/15/23	75	75
O’Reilly Automotive Inc.	3.550%	3/15/26	100	95
O’Reilly Automotive Inc.	3.600%	9/1/27	150	142
PACCAR Financial Corp.	2.200%	9/15/19	50	50
PACCAR Financial Corp.	2.500%	8/14/20	75	74
PACCAR Financial Corp.	2.050%	11/13/20	50	49
PACCAR Financial Corp.	2.250%	2/25/21	75	73
PACCAR Financial Corp.	2.800%	3/1/21	90	89
PACCAR Financial Corp.	2.300%	8/10/22	50	48
QVC Inc.	5.125%	7/2/22	25	26
QVC Inc.	4.850%	4/1/24	95	94
QVC Inc.	4.450%	2/15/25	100	97
QVC Inc.	5.950%	3/15/43	125	119
Ralph Lauren Corp.	2.625%	8/18/20	50	49
Royal Caribbean Cruises Ltd.	2.650%	11/28/20	50	49
Royal Caribbean Cruises Ltd.	5.250%	11/15/22	100	105
Royal Caribbean Cruises Ltd.	3.700%	3/15/28	200	185
Starbucks Corp.	2.200%	11/22/20	100	98
Starbucks Corp.	2.100%	2/4/21	75	73
Starbucks Corp.	2.700%	6/15/22	75	73
Starbucks Corp.	3.100%	3/1/23	175	172
Starbucks Corp.	3.850%	10/1/23	250	253
Starbucks Corp.	2.450%	6/15/26	100	90
Starbucks Corp.	3.500%	3/1/28	100	96

Starbucks Corp.	4.300%	6/15/45	50	48
Starbucks Corp.	3.750%	12/1/47	100	86
Tapestry Inc.	3.000%	7/15/22	125	121
Tapestry Inc.	4.250%	4/1/25	70	69
Tapestry Inc.	4.125%	7/15/27	100	95
Target Corp.	2.900%	1/15/22	175	174
Target Corp.	3.500%	7/1/24	325	326
Target Corp.	2.500%	4/15/26	175	161
Target Corp.	6.350%	11/1/32	140	171
Target Corp.	6.500%	10/15/37	103	129
Target Corp.	7.000%	1/15/38	125	165
Target Corp.	4.000%	7/1/42	260	247
Target Corp.	3.625%	4/15/46	200	177
Target Corp.	3.900%	11/15/47	175	163
TJX Cos. Inc.	2.750%	6/15/21	100	99
TJX Cos. Inc.	2.500%	5/15/23	100	97
TJX Cos. Inc.	2.250%	9/15/26	200	178
Toyota Motor Credit Corp.	2.125%	7/18/19	500	497
Toyota Motor Credit Corp.	1.550%	10/18/19	200	197
Toyota Motor Credit Corp.	2.200%	1/10/20	50	49
Toyota Motor Credit Corp.	2.150%	3/12/20	300	296
Toyota Motor Credit Corp.	1.950%	4/17/20	100	98
Toyota Motor Credit Corp.	4.250%	1/11/21	125	129
Toyota Motor Credit Corp.	1.900%	4/8/21	250	242
Toyota Motor Credit Corp.	2.950%	4/13/21	100	99
Toyota Motor Credit Corp.	2.750%	5/17/21	200	198
Toyota Motor Credit Corp.	3.400%	9/15/21	175	176
Toyota Motor Credit Corp.	2.600%	1/11/22	200	196
Toyota Motor Credit Corp.	3.300%	1/12/22	175	175
Toyota Motor Credit Corp.	2.800%	7/13/22	100	98
Toyota Motor Credit Corp.	2.150%	9/8/22	200	189
Toyota Motor Credit Corp.	2.625%	1/10/23	100	97
Toyota Motor Credit Corp.	2.250%	10/18/23	200	188
Toyota Motor Credit Corp.	2.900%	4/17/24	100	97
Toyota Motor Credit Corp.	3.400%	4/14/25	125	123
Toyota Motor Credit Corp.	3.200%	1/11/27	200	192
VF Corp.	3.500%	9/1/21	200	202
VF Corp.	6.450%	11/1/37	50	64
Visa Inc.	2.200%	12/14/20	500	492
Visa Inc.	2.150%	9/15/22	100	96
Visa Inc.	2.800%	12/14/22	550	540
Visa Inc.	3.150%	12/14/25	675	652
Visa Inc.	2.750%	9/15/27	150	139
Visa Inc.	4.150%	12/14/35	275	284
Visa Inc.	4.300%	12/14/45	700	723
Visa Inc.	3.650%	9/15/47	100	93
Walgreen Co.	3.100%	9/15/22	250	245
Walgreen Co.	4.400%	9/15/42	75	66
Walgreens Boots Alliance Inc.	2.700%	11/18/19	225	224
Walgreens Boots Alliance Inc.	3.300%	11/18/21	225	223
Walgreens Boots Alliance Inc.	3.800%	11/18/24	375	368
Walgreens Boots Alliance Inc.	3.450%	6/1/26	325	303
Walgreens Boots Alliance Inc.	4.500%	11/18/34	125	118
Walgreens Boots Alliance Inc.	4.800%	11/18/44	250	235
Walgreens Boots Alliance Inc.	4.650%	6/1/46	225	208
Walmart Inc.	1.750%	10/9/19	230	228
Walmart Inc.	2.850%	6/23/20	200	200
Walmart Inc.	3.250%	10/25/20	825	834
Walmart Inc.	1.900%	12/15/20	165	162
Walmart Inc.	3.125%	6/23/21	300	301
Walmart Inc.	2.350%	12/15/22	800	772
Walmart Inc.	2.550%	4/11/23	150	145
Walmart Inc.	3.400%	6/26/23	250	252
Walmart Inc.	3.300%	4/22/24	250	249
Walmart Inc.	2.650%	12/15/24	200	191
Walmart Inc.	3.550%	6/26/25	275	277
Walmart Inc.	5.875%	4/5/27	405	473
Walmart Inc.	3.700%	6/26/28	450	454
Walmart Inc.	7.550%	2/15/30	105	141
Walmart Inc.	5.250%	9/1/35	210	243
Walmart Inc.	6.200%	4/15/38	315	405

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Walmart Inc.	3.950%	6/28/38	125	125
Walmart Inc.	5.000%	10/25/40	100	113
Walmart Inc.	5.625%	4/15/41	175	216
Walmart Inc.	4.000%	4/11/43	274	272
Walmart Inc.	4.300%	4/22/44	361	376
Walmart Inc.	3.625%	12/15/47	115	108
Walmart Inc.	4.050%	6/29/48	375	377
Western Union Co.	5.253%	4/1/20	133	137
Western Union Co.	3.600%	3/15/22	100	99
Western Union Co.	6.200%	11/17/36	75	76
Western Union Co.	6.200%	6/21/40	35	35

Consumer Noncyclical (4.5%)
Abbott Laboratories	2.350%	11/22/19	113	112
Abbott Laboratories	2.000%	3/15/20	200	197
Abbott Laboratories	4.125%	5/27/20	25	25
Abbott Laboratories	2.800%	9/15/20	100	99
Abbott Laboratories	2.900%	11/30/21	575	566
Abbott Laboratories	2.550%	3/15/22	175	169
Abbott Laboratories	3.250%	4/15/23	175	173
Abbott Laboratories	3.400%	11/30/23	450	444
Abbott Laboratories	2.950%	3/15/25	175	166
Abbott Laboratories	3.875%	9/15/25	75	75
Abbott Laboratories	3.750%	11/30/26	600	595
Abbott Laboratories	4.750%	11/30/36	300	316
Abbott Laboratories	5.300%	5/27/40	125	137
Abbott Laboratories	4.750%	4/15/43	75	78
Abbott Laboratories	4.900%	11/30/46	775	833
AbbVie Inc.	2.500%	5/14/20	725	716
AbbVie Inc.	2.300%	5/14/21	350	340
AbbVie Inc.	2.900%	11/6/22	800	777
AbbVie Inc.	3.200%	11/6/22	275	270
AbbVie Inc.	2.850%	5/14/23	200	193
AbbVie Inc.	3.600%	5/14/25	725	702
AbbVie Inc.	3.200%	5/14/26	350	327
AbbVie Inc.	4.500%	5/14/35	475	466
AbbVie Inc.	4.300%	5/14/36	190	182
AbbVie Inc.	4.400%	11/6/42	476	451
AbbVie Inc.	4.700%	5/14/45	527	521
AbbVie Inc.	4.450%	5/14/46	400	383
Actavis Inc.	3.250%	10/1/22	300	291
Actavis Inc.	4.625%	10/1/42	140	130
Agilent Technologies Inc.	5.000%	7/15/20	100	103
Agilent Technologies Inc.	3.200%	10/1/22	75	73
Agilent Technologies Inc.	3.875%	7/15/23	100	100
Agilent Technologies Inc.	3.050%	9/22/26	75	69
AHS Hospital Corp.	5.024%	7/1/45	75	84
Allergan Funding SCS	3.000%	3/12/20	674	671
Allergan Funding SCS	3.450%	3/15/22	507	499
Allergan Funding SCS	3.850%	6/15/24	200	196
Allergan Funding SCS	3.800%	3/15/25	915	889
Allergan Funding SCS	4.550%	3/15/35	450	427
Allergan Funding SCS	4.850%	6/15/44	255	246
Allergan Funding SCS	4.750%	3/15/45	193	185
Allergan Inc.	3.375%	9/15/20	125	125
Allergan Inc.	2.800%	3/15/23	100	94
Altria Group Inc.	9.250%	8/6/19	185	197
Altria Group Inc.	2.625%	1/14/20	500	497
Altria Group Inc.	4.750%	5/5/21	125	130
Altria Group Inc.	2.850%	8/9/22	125	122
Altria Group Inc.	2.950%	5/2/23	400	388
Altria Group Inc.	2.625%	9/16/26	75	68
Altria Group Inc.	4.250%	8/9/42	275	256
Altria Group Inc.	4.500%	5/2/43	125	120
Altria Group Inc.	5.375%	1/31/44	350	379
Altria Group Inc.	3.875%	9/16/46	225	198
AmerisourceBergen Corp.	3.500%	11/15/21	200	200
AmerisourceBergen Corp.	3.400%	5/15/24	75	73
AmerisourceBergen Corp.	3.250%	3/1/25	50	47
AmerisourceBergen Corp.	3.450%	12/15/27	175	161
AmerisourceBergen Corp.	4.250%	3/1/45	50	44

	AmerisourceBergen Corp.	4.300%	12/15/47	150	132
	Amgen Inc.	2.125%	5/1/20	175	172
	Amgen Inc.	2.200%	5/11/20	175	172
	Amgen Inc.	3.450%	10/1/20	225	226
	Amgen Inc.	4.100%	6/15/21	150	153
	Amgen Inc.	1.850%	8/19/21	125	120
	Amgen Inc.	3.875%	11/15/21	250	254
	Amgen Inc.	2.700%	5/1/22	75	73
	Amgen Inc.	2.650%	5/11/22	75	73
	Amgen Inc.	3.625%	5/15/22	225	226
	Amgen Inc.	2.250%	8/19/23	150	141
	Amgen Inc.	3.625%	5/22/24	500	498
	Amgen Inc.	3.125%	5/1/25	175	167
	Amgen Inc.	2.600%	8/19/26	225	203
	Amgen Inc.	3.200%	11/2/27	200	187
	Amgen Inc.	4.950%	10/1/41	300	308
	Amgen Inc.	5.150%	11/15/41	50	53
	Amgen Inc.	4.400%	5/1/45	450	430
	Amgen Inc.	4.563%	6/15/48	506	494
	Amgen Inc.	4.663%	6/15/51	634	626
	Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	1,425	1,405
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	725	698
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	1,155	1,145
	Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	250	250
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	2,200	2,153
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	1,145	1,157
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	300	272
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	200	196
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	2,285	2,351
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	175	184
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	100	103
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	525	506
	Anheuser-Busch InBev Worldwide Inc.	3.500%	1/12/24	300	298
	Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	500	499
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	275	266
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	150	214
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	325	339
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	325	284
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	475	467
	Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	326	313
	Anheuser-Busch InBev Worldwide Inc.	4.750%	4/15/58	75	73
	Archer-Daniels-Midland Co.	4.479%	3/1/21	163	168
	Archer-Daniels-Midland Co.	2.500%	8/11/26	200	184
	Archer-Daniels-Midland Co.	5.935%	10/1/32	80	93
	Archer-Daniels-Midland Co.	5.375%	9/15/35	95	109
	Archer-Daniels-Midland Co.	4.535%	3/26/42	50	52
	Archer-Daniels-Midland Co.	4.016%	4/16/43	200	195
	Archer-Daniels-Midland Co.	3.750%	9/15/47	100	93
	Ascension Health	3.945%	11/15/46	175	172
[4]	Ascension Health	4.847%	11/15/53	75	85
	AstraZeneca plc	1.950%	9/18/19	25	25
	AstraZeneca plc	2.375%	11/16/20	350	343
	AstraZeneca plc	2.375%	6/12/22	225	216
	AstraZeneca plc	3.375%	11/16/25	250	241
	AstraZeneca plc	3.125%	6/12/27	175	164
	AstraZeneca plc	6.450%	9/15/37	450	556
	AstraZeneca plc	4.000%	9/18/42	250	234
	AstraZeneca plc	4.375%	11/16/45	150	147
[9]	BAT Capital Corp.	2.297%	8/14/20	375	367
[9]	BAT Capital Corp.	2.764%	8/15/22	650	623
[9]	BAT Capital Corp.	3.222%	8/15/24	450	426
[9]	BAT Capital Corp.	3.557%	8/15/27	675	628
[9]	BAT Capital Corp.	4.390%	8/15/37	550	516
[9]	BAT Capital Corp.	4.540%	8/15/47	475	443
	Baxalta Inc.	2.875%	6/23/20	175	173
	Baxalta Inc.	3.600%	6/23/22	50	49
	Baxalta Inc.	4.000%	6/23/25	325	318
	Baxalta Inc.	5.250%	6/23/45	245	253
	Baxter International Inc.	1.700%	8/15/21	150	143
	Baxter International Inc.	3.500%	8/15/46	100	86

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Baylor Scott & White Holdings Texas
	Revenue	4.185%	11/15/45	100	101
	Beam Suntory Inc.	3.250%	5/15/22	50	49
	Becton Dickinson & Co.	2.675%	12/15/19	175	174
	Becton Dickinson & Co.	2.404%	6/5/20	200	196
	Becton Dickinson & Co.	3.250%	11/12/20	150	149
	Becton Dickinson & Co.	3.125%	11/8/21	65	64
	Becton Dickinson & Co.	2.894%	6/6/22	350	339
	Becton Dickinson & Co.	3.300%	3/1/23	50	49
	Becton Dickinson & Co.	3.363%	6/6/24	275	264
	Becton Dickinson & Co.	3.734%	12/15/24	272	265
	Becton Dickinson & Co.	3.700%	6/6/27	450	425
	Becton Dickinson & Co.	4.875%	5/15/44	50	48
	Becton Dickinson & Co.	4.685%	12/15/44	200	194
	Becton Dickinson & Co.	4.669%	6/6/47	325	314
	Bio-Rad Laboratories Inc.	4.875%	12/15/20	75	77
	Biogen Inc.	2.900%	9/15/20	325	323
	Biogen Inc.	3.625%	9/15/22	275	275
	Biogen Inc.	4.050%	9/15/25	300	301
	Biogen Inc.	5.200%	9/15/45	340	358
	Boston Children’s Hospital Corp.
	Revenue	4.115%	1/1/47	75	76
	Boston Scientific Corp.	6.000%	1/15/20	150	156
	Boston Scientific Corp.	2.850%	5/15/20	100	99
	Boston Scientific Corp.	3.375%	5/15/22	50	49
	Boston Scientific Corp.	3.850%	5/15/25	150	148
	Boston Scientific Corp.	4.000%	3/1/28	200	195
	Boston Scientific Corp.	7.000%	11/15/35	50	64
	Boston Scientific Corp.	7.375%	1/15/40	50	68
	Bristol-Myers Squibb Co.	2.000%	8/1/22	275	262
	Bristol-Myers Squibb Co.	7.150%	6/15/23	200	235
	Bristol-Myers Squibb Co.	3.250%	8/1/42	100	88
	Bristol-Myers Squibb Co.	4.500%	3/1/44	100	106
	Brown-Forman Corp.	3.500%	4/15/25	75	74
	Brown-Forman Corp.	4.500%	7/15/45	100	107
	Bunge Ltd. Finance Corp.	3.000%	9/25/22	250	240
	Bunge Ltd. Finance Corp.	3.750%	9/25/27	200	185
	Campbell Soup Co.	3.300%	3/15/21	125	124
	Campbell Soup Co.	3.650%	3/15/23	500	491
	Campbell Soup Co.	3.950%	3/15/25	200	193
	Campbell Soup Co.	3.300%	3/19/25	125	116
	Campbell Soup Co.	4.150%	3/15/28	250	238
	Campbell Soup Co.	3.800%	8/2/42	75	58
	Campbell Soup Co.	4.800%	3/15/48	275	248
	Cardinal Health Inc.	2.400%	11/15/19	50	49
	Cardinal Health Inc.	2.616%	6/15/22	150	144
	Cardinal Health Inc.	3.200%	3/15/23	150	146
	Cardinal Health Inc.	3.079%	6/15/24	150	141
	Cardinal Health Inc.	3.750%	9/15/25	100	96
	Cardinal Health Inc.	3.410%	6/15/27	265	243
	Cardinal Health Inc.	4.600%	3/15/43	75	70
	Cardinal Health Inc.	4.500%	11/15/44	50	45
	Cardinal Health Inc.	4.900%	9/15/45	100	95
	Cardinal Health Inc.	4.368%	6/15/47	125	110
	Catholic Health Initiatives Colorado GO	2.950%	11/1/22	75	72
[4]	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	175	165
	Celgene Corp.	2.875%	8/15/20	250	248
	Celgene Corp.	3.950%	10/15/20	125	127
	Celgene Corp.	2.875%	2/19/21	125	124
	Celgene Corp.	2.250%	8/15/21	75	72
	Celgene Corp.	3.250%	8/15/22	175	172
	Celgene Corp.	3.550%	8/15/22	50	50
	Celgene Corp.	2.750%	2/15/23	150	143
	Celgene Corp.	3.250%	2/20/23	200	195
	Celgene Corp.	4.000%	8/15/23	125	126
	Celgene Corp.	3.625%	5/15/24	175	170
	Celgene Corp.	3.875%	8/15/25	475	462
	Celgene Corp.	3.450%	11/15/27	110	101
	Celgene Corp.	3.900%	2/20/28	300	284
	Celgene Corp.	5.700%	10/15/40	50	52
	Celgene Corp.	5.250%	8/15/43	175	178

Celgene Corp.	4.625%	5/15/44	175	162
Celgene Corp.	5.000%	8/15/45	300	291
Celgene Corp.	4.350%	11/15/47	250	221
Celgene Corp.	4.550%	2/20/48	275	250
Children’s Hospital Medical Center
Ohio GO	4.268%	5/15/44	50	52
Church & Dwight Co. Inc.	2.450%	12/15/19	75	75
Church & Dwight Co. Inc.	2.450%	8/1/22	25	24
Church & Dwight Co. Inc.	3.150%	8/1/27	100	93
Church & Dwight Co. Inc.	3.950%	8/1/47	75	68
City of Hope	5.623%	11/15/43	75	92
City of Hope	4.378%	8/15/48	100	103
Cleveland Clinic Foundation Ohio
Revenue	4.858%	1/1/14	75	80
Clorox Co.	3.800%	11/15/21	250	254
Clorox Co.	3.050%	9/15/22	100	99
Clorox Co.	3.500%	12/15/24	250	248
Clorox Co.	3.100%	10/1/27	50	47
Clorox Co.	3.900%	5/15/28	25	25
Coca-Cola Bottling Co. Consolidated	3.800%	11/25/25	125	123
Coca-Cola Co.	3.500%	9/15/20	300	300
Coca-Cola Co.	1.875%	10/27/20	400	391
Coca-Cola Co.	2.450%	11/1/20	250	248
Coca-Cola Co.	3.150%	11/15/20	125	126
Coca-Cola Co.	1.550%	9/1/21	175	168
Coca-Cola Co.	3.300%	9/1/21	250	252
Coca-Cola Co.	2.200%	5/25/22	100	97
Coca-Cola Co.	3.200%	11/1/23	225	224
Coca-Cola Co.	2.875%	10/27/25	300	287
Coca-Cola Co.	2.550%	6/1/26	100	93
Coca-Cola Co.	2.250%	9/1/26	355	321
Coca-Cola Co.	2.900%	5/25/27	100	95
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	100	102
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	250	250
Colgate-Palmolive Co.	2.450%	11/15/21	175	172
Colgate-Palmolive Co.	2.250%	11/15/22	75	73
Colgate-Palmolive Co.	2.100%	5/1/23	280	266
Colgate-Palmolive Co.	3.250%	3/15/24	100	100
Colgate-Palmolive Co.	4.000%	8/15/45	150	146
Colgate-Palmolive Co.	3.700%	8/1/47	50	47
Conagra Brands Inc.	3.250%	9/15/22	75	72
Conagra Brands Inc.	3.200%	1/25/23	151	145
Conagra Brands Inc.	7.000%	10/1/28	75	87
Conagra Brands Inc.	8.250%	9/15/30	50	65
Constellation Brands Inc.	2.000%	11/7/19	100	99
Constellation Brands Inc.	3.875%	11/15/19	75	76
Constellation Brands Inc.	2.250%	11/6/20	100	98
Constellation Brands Inc.	3.750%	5/1/21	100	101
Constellation Brands Inc.	2.700%	5/9/22	50	48
Constellation Brands Inc.	2.650%	11/7/22	250	240
Constellation Brands Inc.	3.200%	2/15/23	250	243
Constellation Brands Inc.	4.250%	5/1/23	200	204
Constellation Brands Inc.	4.750%	11/15/24	175	182
Constellation Brands Inc.	3.700%	12/6/26	100	96
Constellation Brands Inc.	3.500%	5/9/27	150	142
Constellation Brands Inc.	3.600%	2/15/28	175	165
Constellation Brands Inc.	4.500%	5/9/47	75	71
Constellation Brands Inc.	4.100%	2/15/48	150	133
Covidien International Finance SA	4.200%	6/15/20	100	102
Covidien International Finance SA	3.200%	6/15/22	200	199
CVS Health Corp.	2.250%	8/12/19	100	99
CVS Health Corp.	3.125%	3/9/20	375	375
CVS Health Corp.	2.800%	7/20/20	475	470
CVS Health Corp.	3.350%	3/9/21	575	573
CVS Health Corp.	2.125%	6/1/21	250	240
CVS Health Corp.	3.500%	7/20/22	350	347
CVS Health Corp.	2.750%	12/1/22	150	144
CVS Health Corp.	4.750%	12/1/22	150	155
CVS Health Corp.	3.700%	3/9/23	630	626
CVS Health Corp.	4.000%	12/5/23	195	196
CVS Health Corp.	3.375%	8/12/24	475	458

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
CVS Health Corp.	4.100%	3/25/25	905	896
CVS Health Corp.	3.875%	7/20/25	765	748
CVS Health Corp.	2.875%	6/1/26	425	386
CVS Health Corp.	4.300%	3/25/28	1,685	1,660
CVS Health Corp.	4.875%	7/20/35	125	124
CVS Health Corp.	4.780%	3/25/38	625	619
CVS Health Corp.	6.125%	9/15/39	75	87
CVS Health Corp.	5.300%	12/5/43	150	156
CVS Health Corp.	5.125%	7/20/45	575	585
CVS Health Corp.	5.050%	3/25/48	1,750	1,772
Danaher Corp.	2.400%	9/15/20	100	99
Danaher Corp.	3.350%	9/15/25	100	98
Danaher Corp.	4.375%	9/15/45	100	104
Dartmouth-Hitchcock Health	4.178%	8/1/48	100	101
Delhaize America LLC	9.000%	4/15/31	100	135
Diageo Capital plc	4.828%	7/15/20	125	129
Diageo Capital plc	2.625%	4/29/23	500	483
Diageo Capital plc	5.875%	9/30/36	50	61
Diageo Investment Corp.	2.875%	5/11/22	200	197
Diageo Investment Corp.	4.250%	5/11/42	150	152
Dignity Health California GO	3.125%	11/1/22	50	49
Dignity Health California GO	3.812%	11/1/24	100	99
Dignity Health California GO	4.500%	11/1/42	100	95
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	75	74
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	50	47
Dr Pepper Snapple Group Inc.	3.130%	12/15/23	100	96
Dr Pepper Snapple Group Inc.	3.400%	11/15/25	100	94
Dr Pepper Snapple Group Inc.	2.550%	9/15/26	75	65
Dr Pepper Snapple Group Inc.	3.430%	6/15/27	100	92
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	16	21
Dr Pepper Snapple Group Inc.	4.500%	11/15/45	50	46
Dr Pepper Snapple Group Inc.	4.420%	12/15/46	125	114
Duke University Health System Inc.	3.920%	6/1/47	100	99
Edwards Lifesciences Corp.	4.300%	6/15/28	75	75
Eli Lilly & Co.	2.350%	5/15/22	50	49
Eli Lilly & Co.	2.750%	6/1/25	150	143
Eli Lilly & Co.	3.100%	5/15/27	125	119
Eli Lilly & Co.	5.550%	3/15/37	100	119
Eli Lilly & Co.	3.700%	3/1/45	160	151
Estee Lauder Cos. Inc.	1.800%	2/7/20	100	98
Estee Lauder Cos. Inc.	1.700%	5/10/21	225	216
Estee Lauder Cos. Inc.	3.150%	3/15/27	150	144
Estee Lauder Cos. Inc.	6.000%	5/15/37	75	92
Estee Lauder Cos. Inc.	4.375%	6/15/45	100	105
Estee Lauder Cos. Inc.	4.150%	3/15/47	100	101
Express Scripts Holding Co.	2.600%	11/30/20	100	98
Express Scripts Holding Co.	3.300%	2/25/21	150	149
Express Scripts Holding Co.	4.750%	11/15/21	425	438
Express Scripts Holding Co.	3.900%	2/15/22	200	201
Express Scripts Holding Co.	3.050%	11/30/22	100	96
Express Scripts Holding Co.	3.000%	7/15/23	500	474
Express Scripts Holding Co.	4.500%	2/25/26	265	263
Express Scripts Holding Co.	3.400%	3/1/27	275	251
Express Scripts Holding Co.	6.125%	11/15/41	92	102
Express Scripts Holding Co.	4.800%	7/15/46	475	451
Flowers Foods Inc.	4.375%	4/1/22	100	103
Flowers Foods Inc.	3.500%	10/1/26	50	47
Fomento Economico Mexicano
SAB de CV	4.375%	5/10/43	100	98
Genentech Inc.	5.250%	7/15/35	100	115
General Mills Inc.	2.200%	10/21/19	125	124
General Mills Inc.	3.150%	12/15/21	25	25
General Mills Inc.	2.600%	10/12/22	250	239
General Mills Inc.	3.700%	10/17/23	175	173
General Mills Inc.	3.200%	2/10/27	150	137
General Mills Inc.	4.200%	4/17/28	225	220
General Mills Inc.	4.550%	4/17/38	75	71
General Mills Inc.	5.400%	6/15/40	100	104
General Mills Inc.	4.700%	4/17/48	175	167
Gilead Sciences Inc.	2.350%	2/1/20	105	104
Gilead Sciences Inc.	2.550%	9/1/20	325	321

Gilead Sciences Inc.	4.500%	4/1/21	150	155
Gilead Sciences Inc.	4.400%	12/1/21	725	748
Gilead Sciences Inc.	3.250%	9/1/22	375	373
Gilead Sciences Inc.	2.500%	9/1/23	125	119
Gilead Sciences Inc.	3.700%	4/1/24	350	351
Gilead Sciences Inc.	3.500%	2/1/25	310	305
Gilead Sciences Inc.	3.650%	3/1/26	575	568
Gilead Sciences Inc.	2.950%	3/1/27	225	210
Gilead Sciences Inc.	4.600%	9/1/35	150	154
Gilead Sciences Inc.	5.650%	12/1/41	175	201
Gilead Sciences Inc.	4.800%	4/1/44	300	313
Gilead Sciences Inc.	4.500%	2/1/45	275	275
Gilead Sciences Inc.	4.750%	3/1/46	405	417
Gilead Sciences Inc.	4.150%	3/1/47	575	549
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	50	49
GlaxoSmithKline Capital Inc.	3.375%	5/15/23	225	225
GlaxoSmithKline Capital Inc.	3.625%	5/15/25	325	325
GlaxoSmithKline Capital Inc.	3.875%	5/15/28	375	378
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	550	705
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	100	101
GlaxoSmithKline Capital plc	3.125%	5/14/21	375	375
GlaxoSmithKline Capital plc	2.850%	5/8/22	100	98
Hackensack Meridian Health Inc.	4.211%	7/1/48	125	127
Hackensack Meridian Health Inc.	4.500%	7/1/57	50	53
Hasbro Inc.	6.350%	3/15/40	125	137
Hasbro Inc.	5.100%	5/15/44	50	47
Hershey Co.	2.900%	5/15/20	75	75
Hershey Co.	4.125%	12/1/20	75	77
Hershey Co.	3.100%	5/15/21	75	75
Hershey Co.	2.625%	5/1/23	100	97
Hershey Co.	3.375%	5/15/23	150	150
Hershey Co.	3.200%	8/21/25	65	63
Hershey Co.	2.300%	8/15/26	100	90
Hillshire Brands Co.	4.100%	9/15/20	50	51
Howard Hughes Medical Institute
Revenue	3.500%	9/1/23	200	203
Indiana University Health Inc.
Obligated Group	3.970%	11/1/48	125	126
Ingredion Inc.	4.625%	11/1/20	25	26
Ingredion Inc.	3.200%	10/1/26	100	93
JM Smucker Co.	2.200%	12/6/19	100	99
JM Smucker Co.	2.500%	3/15/20	75	74
JM Smucker Co.	3.500%	10/15/21	175	175
JM Smucker Co.	3.000%	3/15/22	100	98
JM Smucker Co.	3.500%	3/15/25	175	167
JM Smucker Co.	3.375%	12/15/27	150	140
JM Smucker Co.	4.250%	3/15/35	100	95
JM Smucker Co.	4.375%	3/15/45	100	93
Johns Hopkins Health System Corp.	3.837%	5/15/46	100	97
Johnson & Johnson	2.950%	9/1/20	100	101
Johnson & Johnson	1.950%	11/10/20	200	197
Johnson & Johnson	1.650%	3/1/21	275	267
Johnson & Johnson	2.250%	3/3/22	425	416
Johnson & Johnson	2.050%	3/1/23	125	120
Johnson & Johnson	3.375%	12/5/23	200	202
Johnson & Johnson	2.625%	1/15/25	250	239
Johnson & Johnson	2.450%	3/1/26	350	328
Johnson & Johnson	2.950%	3/3/27	200	192
Johnson & Johnson	2.900%	1/15/28	225	214
Johnson & Johnson	6.950%	9/1/29	25	33
Johnson & Johnson	4.950%	5/15/33	150	169
Johnson & Johnson	4.375%	12/5/33	100	107
Johnson & Johnson	3.550%	3/1/36	175	169
Johnson & Johnson	3.625%	3/3/37	150	146
Johnson & Johnson	5.950%	8/15/37	375	478
Johnson & Johnson	3.400%	1/15/38	200	188
Johnson & Johnson	4.500%	9/1/40	150	162
Johnson & Johnson	4.500%	12/5/43	100	108
Johnson & Johnson	3.700%	3/1/46	350	339
Johnson & Johnson	3.750%	3/3/47	175	171
Johnson & Johnson	3.500%	1/15/48	200	186

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Kaiser Foundation Hospitals	3.500%	4/1/22	50	50
	Kaiser Foundation Hospitals	3.150%	5/1/27	100	96
	Kaiser Foundation Hospitals	4.875%	4/1/42	250	280
	Kaiser Foundation Hospitals	4.150%	5/1/47	150	151
	Kellogg Co.	4.150%	11/15/19	125	127
	Kellogg Co.	4.000%	12/15/20	172	176
	Kellogg Co.	3.250%	5/14/21	75	75
	Kellogg Co.	2.650%	12/1/23	150	143
	Kellogg Co.	3.250%	4/1/26	125	117
	Kellogg Co.	3.400%	11/15/27	125	116
	Kellogg Co.	7.450%	4/1/31	25	32
	Kellogg Co.	4.500%	4/1/46	250	236
	Kimberly-Clark Corp.	3.625%	8/1/20	140	142
	Kimberly-Clark Corp.	3.050%	8/15/25	50	48
	Kimberly-Clark Corp.	2.750%	2/15/26	100	94
	Kimberly-Clark Corp.	6.625%	8/1/37	250	333
	Kimberly-Clark Corp.	5.300%	3/1/41	25	29
	Kimberly-Clark Corp.	3.200%	7/30/46	100	85
	Koninklijke Ahold Delhaize NV	5.700%	10/1/40	125	137
	Koninklijke Philips NV	6.875%	3/11/38	100	133
	Koninklijke Philips NV	5.000%	3/15/42	100	111
	Kraft Foods Group Inc.	5.375%	2/10/20	138	143
	Kraft Foods Group Inc.	6.875%	1/26/39	275	324
	Kraft Foods Group Inc.	6.500%	2/9/40	50	56
	Kraft Foods Group Inc.	5.000%	6/4/42	435	413
	Kraft Heinz Foods Co.	2.800%	7/2/20	280	278
	Kraft Heinz Foods Co.	3.375%	6/15/21	125	125
	Kraft Heinz Foods Co.	3.500%	7/15/22	225	223
	Kraft Heinz Foods Co.	4.000%	6/15/23	200	200
	Kraft Heinz Foods Co.	3.950%	7/15/25	360	350
	Kraft Heinz Foods Co.	3.000%	6/1/26	375	338
	Kraft Heinz Foods Co.	4.625%	1/30/29	200	198
	Kraft Heinz Foods Co.	5.000%	7/15/35	195	192
	Kraft Heinz Foods Co.	5.200%	7/15/45	370	359
	Kraft Heinz Foods Co.	4.375%	6/1/46	550	474
	Kroger Co.	2.950%	11/1/21	150	147
	Kroger Co.	4.450%	2/1/47	225	206
	Kroger Co.	4.650%	1/15/48	100	94
	Laboratory Corp. of America Holdings	2.625%	2/1/20	50	50
	Laboratory Corp. of America Holdings	3.200%	2/1/22	100	99
	Laboratory Corp. of America Holdings	3.750%	8/23/22	25	25
	Laboratory Corp. of America Holdings	3.250%	9/1/24	150	145
	Laboratory Corp. of America Holdings	3.600%	2/1/25	175	171
	Laboratory Corp. of America Holdings	3.600%	9/1/27	100	95
	Laboratory Corp. of America Holdings	4.700%	2/1/45	145	140
	Life Technologies Corp.	6.000%	3/1/20	125	130
	Life Technologies Corp.	5.000%	1/15/21	100	103
[9]	Maple Escrow Subsidiary Inc.	3.551%	5/25/21	300	300
[9]	Maple Escrow Subsidiary Inc.	4.057%	5/25/23	375	376
[9]	Maple Escrow Subsidiary Inc.	4.417%	5/25/25	150	151
[9]	Maple Escrow Subsidiary Inc.	4.597%	5/25/28	375	376
[9]	Maple Escrow Subsidiary Inc.	4.985%	5/25/38	100	100
[9]	Maple Escrow Subsidiary Inc.	5.085%	5/25/48	150	151
[4]	Mayo Clinic	3.774%	11/15/43	75	73
[4]	Mayo Clinic	4.128%	11/15/52	50	51
	McCormick & Co. Inc.	3.900%	7/15/21	50	51
	McCormick & Co. Inc.	3.150%	8/15/24	150	143
	McCormick & Co. Inc.	3.400%	8/15/27	150	142
	McKesson Corp.	3.796%	3/15/24	200	197
	McKesson Corp.	3.950%	2/16/28	200	194
	Mead Johnson Nutrition Co.	4.900%	11/1/19	100	102
	Mead Johnson Nutrition Co.	3.000%	11/15/20	150	149
	Mead Johnson Nutrition Co.	4.125%	11/15/25	125	127
	Mead Johnson Nutrition Co.	5.900%	11/1/39	100	120
	Mead Johnson Nutrition Co.	4.600%	6/1/44	75	78
	Medtronic Global Holdings SCA	3.350%	4/1/27	150	146
	Medtronic Inc.	2.500%	3/15/20	650	645
	Medtronic Inc.	3.125%	3/15/22	460	457
	Medtronic Inc.	3.150%	3/15/22	650	645
	Medtronic Inc.	3.625%	3/15/24	50	50
	Medtronic Inc.	3.500%	3/15/25	850	841

	Medtronic Inc.	4.375%	3/15/35	518	536
	Medtronic Inc.	6.500%	3/15/39	25	32
	Medtronic Inc.	5.550%	3/15/40	150	175
	Medtronic Inc.	4.500%	3/15/42	171	176
	Medtronic Inc.	4.625%	3/15/45	950	1,005
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.125%	7/1/52	150	152
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.200%	7/1/55	25	26
	Merck & Co. Inc.	1.850%	2/10/20	300	295
	Merck & Co. Inc.	3.875%	1/15/21	250	255
	Merck & Co. Inc.	2.350%	2/10/22	225	219
	Merck & Co. Inc.	2.400%	9/15/22	250	242
	Merck & Co. Inc.	2.800%	5/18/23	325	318
	Merck & Co. Inc.	2.750%	2/10/25	550	526
	Merck & Co. Inc.	3.600%	9/15/42	100	94
	Merck & Co. Inc.	4.150%	5/18/43	200	204
	Merck & Co. Inc.	3.700%	2/10/45	550	523
	Molson Coors Brewing Co.	1.450%	7/15/19	100	98
	Molson Coors Brewing Co.	2.250%	3/15/20	100	98
	Molson Coors Brewing Co.	2.100%	7/15/21	100	96
	Molson Coors Brewing Co.	3.500%	5/1/22	25	25
	Molson Coors Brewing Co.	3.000%	7/15/26	350	318
	Molson Coors Brewing Co.	5.000%	5/1/42	100	101
	Molson Coors Brewing Co.	4.200%	7/15/46	475	426
[4]	Mount Sinai Hospitals Group Inc.	3.981%	7/1/48	50	49
	Mylan Inc.	4.200%	11/29/23	100	100
[9]	Mylan Inc.	4.550%	4/15/28	150	147
	Mylan Inc.	5.400%	11/29/43	75	74
[9]	Mylan Inc.	5.200%	4/15/48	150	144
	Mylan NV	3.150%	6/15/21	400	395
	Mylan NV	3.950%	6/15/26	400	382
	Mylan NV	5.250%	6/15/46	175	169
	New York & Presbyterian Hospital	4.024%	8/1/45	130	130
	New York & Presbyterian Hospital	4.063%	8/1/56	75	74
	Newell Brands Inc.	2.875%	12/1/19	50	50
	Newell Brands Inc.	3.150%	4/1/21	175	173
	Newell Brands Inc.	3.850%	4/1/23	635	625
	Newell Brands Inc.	4.000%	12/1/24	100	98
	Newell Brands Inc.	3.900%	11/1/25	50	47
	Newell Brands Inc.	4.200%	4/1/26	375	362
	Newell Brands Inc.	5.375%	4/1/36	200	197
	Newell Brands Inc.	5.500%	4/1/46	350	341
	Northwell Healthcare Inc.	3.979%	11/1/46	100	92
	Northwell Healthcare Inc.	4.260%	11/1/47	200	192
	Novartis Capital Corp.	1.800%	2/14/20	250	246
	Novartis Capital Corp.	4.400%	4/24/20	150	154
	Novartis Capital Corp.	2.400%	5/17/22	400	389
	Novartis Capital Corp.	2.400%	9/21/22	175	169
	Novartis Capital Corp.	3.400%	5/6/24	400	399
	Novartis Capital Corp.	3.000%	11/20/25	300	289
	Novartis Capital Corp.	3.100%	5/17/27	175	168
	Novartis Capital Corp.	3.700%	9/21/42	100	95
	Novartis Capital Corp.	4.400%	5/6/44	375	401
	Novartis Capital Corp.	4.000%	11/20/45	225	225
	NYU Hospitals Center	4.784%	7/1/44	100	109
[4]	NYU Hospitals Center	4.368%	7/1/47	110	112
	Orlando Health Obligated Group	4.089%	10/1/48	50	50
	Partners Healthcare System Inc.	4.117%	7/1/55	50	50
	PepsiCo Inc.	1.350%	10/4/19	175	172
	PepsiCo Inc.	4.500%	1/15/20	25	26
	PepsiCo Inc.	1.850%	4/30/20	400	393
	PepsiCo Inc.	2.150%	10/14/20	200	197
	PepsiCo Inc.	2.000%	4/15/21	300	292
	PepsiCo Inc.	3.000%	8/25/21	150	150
	PepsiCo Inc.	1.700%	10/6/21	175	167
	PepsiCo Inc.	2.750%	3/5/22	375	371
	PepsiCo Inc.	2.250%	5/2/22	150	145
	PepsiCo Inc.	2.750%	4/30/25	200	191
	PepsiCo Inc.	3.500%	7/17/25	125	124
	PepsiCo Inc.	2.375%	10/6/26	225	205

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	PepsiCo Inc.	3.000%	10/15/27	325	308
	PepsiCo Inc.	5.500%	1/15/40	200	237
	PepsiCo Inc.	4.875%	11/1/40	200	221
	PepsiCo Inc.	4.000%	3/5/42	175	172
	PepsiCo Inc.	3.600%	8/13/42	100	93
	PepsiCo Inc.	4.250%	10/22/44	200	203
	PepsiCo Inc.	4.600%	7/17/45	100	107
	PepsiCo Inc.	4.450%	4/14/46	125	131
	PepsiCo Inc.	3.450%	10/6/46	225	201
	PepsiCo Inc.	4.000%	5/2/47	175	172
	PerkinElmer Inc.	5.000%	11/15/21	150	156
	Perrigo Finance Unlimited Co.	3.900%	12/15/24	200	194
	Perrigo Finance Unlimited Co.	4.375%	3/15/26	225	220
	Perrigo Finance Unlimited Co.	4.900%	12/15/44	200	186
	Pfizer Inc.	1.700%	12/15/19	100	99
	Pfizer Inc.	5.200%	8/12/20	25	26
	Pfizer Inc.	1.950%	6/3/21	225	219
	Pfizer Inc.	2.200%	12/15/21	100	97
	Pfizer Inc.	3.400%	5/15/24	100	100
	Pfizer Inc.	2.750%	6/3/26	240	227
	Pfizer Inc.	3.000%	12/15/26	300	288
	Pfizer Inc.	4.000%	12/15/36	200	200
	Pfizer Inc.	7.200%	3/15/39	425	589
	Pfizer Inc.	4.300%	6/15/43	125	128
	Pfizer Inc.	4.400%	5/15/44	200	208
	Pfizer Inc.	4.125%	12/15/46	250	251
	Pharmacia LLC	6.600%	12/1/28	75	92
	Philip Morris International Inc.	2.000%	2/21/20	175	172
	Philip Morris International Inc.	1.875%	2/25/21	125	121
	Philip Morris International Inc.	2.375%	8/17/22	150	144
	Philip Morris International Inc.	2.500%	11/2/22	300	288
	Philip Morris International Inc.	2.625%	3/6/23	100	96
	Philip Morris International Inc.	2.125%	5/10/23	95	89
	Philip Morris International Inc.	3.250%	11/10/24	250	242
	Philip Morris International Inc.	3.375%	8/11/25	150	146
	Philip Morris International Inc.	2.750%	2/25/26	200	186
	Philip Morris International Inc.	3.125%	3/2/28	100	94
	Philip Morris International Inc.	6.375%	5/16/38	200	242
	Philip Morris International Inc.	4.375%	11/15/41	425	409
	Philip Morris International Inc.	4.500%	3/20/42	125	122
	Philip Morris International Inc.	3.875%	8/21/42	25	22
	Philip Morris International Inc.	4.125%	3/4/43	175	163
	Philip Morris International Inc.	4.875%	11/15/43	155	159
	Philip Morris International Inc.	4.250%	11/10/44	200	189
[4]	Procter & Gamble - Esop	9.360%	1/1/21	155	168
	Procter & Gamble Co.	1.750%	10/25/19	250	247
	Procter & Gamble Co.	1.900%	11/1/19	100	99
	Procter & Gamble Co.	1.900%	10/23/20	100	98
	Procter & Gamble Co.	1.850%	2/2/21	100	97
	Procter & Gamble Co.	1.700%	11/3/21	125	120
	Procter & Gamble Co.	2.300%	2/6/22	425	414
	Procter & Gamble Co.	3.100%	8/15/23	150	150
	Procter & Gamble Co.	2.700%	2/2/26	100	95
	Procter & Gamble Co.	2.450%	11/3/26	100	92
	Procter & Gamble Co.	3.500%	10/25/47	250	228
	Providence St. Joseph Health
	Obligated Group	2.746%	10/1/26	50	47
[4]	Providence St. Joseph Health
	Obligated Group	3.744%	10/1/47	75	70
[4]	Providence St. Joseph Health
	Obligated Group	3.930%	10/1/48	75	72
	Quest Diagnostics Inc.	2.500%	3/30/20	70	69
	Quest Diagnostics Inc.	4.250%	4/1/24	100	102
	Quest Diagnostics Inc.	3.500%	3/30/25	100	96
	Quest Diagnostics Inc.	3.450%	6/1/26	125	119
	Quest Diagnostics Inc.	5.750%	1/30/40	13	14
	Quest Diagnostics Inc.	4.700%	3/30/45	25	25
	Reynolds American Inc.	3.250%	6/12/20	370	369
	Reynolds American Inc.	4.000%	6/12/22	175	176
	Reynolds American Inc.	4.850%	9/15/23	125	130
	Reynolds American Inc.	4.450%	6/12/25	475	478

	Reynolds American Inc.	5.700%	8/15/35	175	188
	Reynolds American Inc.	7.250%	6/15/37	125	160
	Reynolds American Inc.	5.850%	8/15/45	375	411
	RWJ Barnabas Health Inc.	3.949%	7/1/46	100	96
	Sanofi	4.000%	3/29/21	350	358
	Sanofi	3.375%	6/19/23	250	251
	Sanofi	3.625%	6/19/28	225	223
	Shire Acquisitions Investments
	Ireland DAC	1.900%	9/23/19	575	566
	Shire Acquisitions Investments
	Ireland DAC	2.400%	9/23/21	1,000	959
	Shire Acquisitions Investments
	Ireland DAC	2.875%	9/23/23	600	565
	Shire Acquisitions Investments
	Ireland DAC	3.200%	9/23/26	575	525
	SSM Health Care Corp.	3.688%	6/1/23	100	100
	SSM Health Care Corp.	3.823%	6/1/27	100	100
	Stanford Health Care	3.795%	11/15/48	125	121
	Stryker Corp.	4.375%	1/15/20	50	51
	Stryker Corp.	2.625%	3/15/21	150	147
	Stryker Corp.	3.375%	5/15/24	200	196
	Stryker Corp.	3.375%	11/1/25	140	134
	Stryker Corp.	3.500%	3/15/26	183	177
	Stryker Corp.	3.650%	3/7/28	50	49
	Stryker Corp.	4.375%	5/15/44	50	49
	Stryker Corp.	4.625%	3/15/46	250	254
	Sutter Health	3.695%	8/15/28	125	124
	Sutter Health	4.091%	8/15/48	75	73
	Sysco Corp.	2.600%	10/1/20	50	49
	Sysco Corp.	2.500%	7/15/21	75	73
	Sysco Corp.	2.600%	6/12/22	125	121
	Sysco Corp.	3.750%	10/1/25	75	74
	Sysco Corp.	3.300%	7/15/26	250	236
	Sysco Corp.	3.250%	7/15/27	175	166
	Sysco Corp.	4.850%	10/1/45	50	51
	Sysco Corp.	4.500%	4/1/46	100	97
	Sysco Corp.	4.450%	3/15/48	100	96
[4]	Texas Health Resources	4.330%	11/15/55	25	26
	The Kroger Co.	1.500%	9/30/19	100	98
	The Kroger Co.	6.150%	1/15/20	125	130
	The Kroger Co.	3.300%	1/15/21	250	249
	The Kroger Co.	2.600%	2/1/21	50	49
	The Kroger Co.	3.400%	4/15/22	75	74
	The Kroger Co.	2.800%	8/1/22	100	97
	The Kroger Co.	4.000%	2/1/24	100	100
	The Kroger Co.	3.500%	2/1/26	160	152
	The Kroger Co.	2.650%	10/15/26	150	133
	The Kroger Co.	3.700%	8/1/27	100	95
	The Kroger Co.	7.700%	6/1/29	50	61
	The Kroger Co.	8.000%	9/15/29	125	156
	The Kroger Co.	7.500%	4/1/31	100	124
	The Kroger Co.	5.400%	7/15/40	50	51
	The Kroger Co.	5.150%	8/1/43	100	99
	The Kroger Co.	3.875%	10/15/46	50	42
	The Pepsi Bottling Group Inc.	7.000%	3/1/29	250	319
	Thermo Fisher Scientific Inc.	4.500%	3/1/21	200	206
	Thermo Fisher Scientific Inc.	3.600%	8/15/21	200	201
	Thermo Fisher Scientific Inc.	3.300%	2/15/22	200	199
	Thermo Fisher Scientific Inc.	3.150%	1/15/23	100	98
	Thermo Fisher Scientific Inc.	3.000%	4/15/23	125	122
	Thermo Fisher Scientific Inc.	3.650%	12/15/25	500	489
	Thermo Fisher Scientific Inc.	2.950%	9/19/26	200	185
	Thermo Fisher Scientific Inc.	3.200%	8/15/27	50	47
	Thermo Fisher Scientific Inc.	5.300%	2/1/44	200	221
	Trinity Health Corp.	4.125%	12/1/45	135	132
	Tupperware Brands Corp.	4.750%	6/1/21	100	102
	Tyson Foods Inc.	2.650%	8/15/19	175	174
	Tyson Foods Inc.	2.250%	8/23/21	50	48
	Tyson Foods Inc.	4.500%	6/15/22	275	282
	Tyson Foods Inc.	3.950%	8/15/24	100	100
	Tyson Foods Inc.	3.550%	6/2/27	275	260

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Tyson Foods Inc.	4.875%	8/15/34	175	178
Tyson Foods Inc.	5.150%	8/15/44	100	103
Tyson Foods Inc.	4.550%	6/2/47	150	143
Unilever Capital Corp.	2.100%	7/30/20	250	245
Unilever Capital Corp.	4.250%	2/10/21	200	205
Unilever Capital Corp.	1.375%	7/28/21	100	95
Unilever Capital Corp.	2.600%	5/5/24	200	191
Unilever Capital Corp.	3.100%	7/30/25	225	219
Unilever Capital Corp.	2.000%	7/28/26	125	111
Unilever Capital Corp.	5.900%	11/15/32	50	61
Whirlpool Corp.	4.850%	6/15/21	50	52
Whirlpool Corp.	4.700%	6/1/22	100	104
Whirlpool Corp.	4.000%	3/1/24	50	50
Whirlpool Corp.	3.700%	5/1/25	75	73
Whirlpool Corp.	4.500%	6/1/46	150	139
Wyeth LLC	7.250%	3/1/23	250	291
Wyeth LLC	6.450%	2/1/24	300	347
Wyeth LLC	6.500%	2/1/34	150	190
Wyeth LLC	6.000%	2/15/36	85	104
Wyeth LLC	5.950%	4/1/37	385	469
Zeneca Wilmington Inc.	7.000%	11/15/23	25	29
Zimmer Biomet Holdings Inc.	4.625%	11/30/19	50	51
Zimmer Biomet Holdings Inc.	2.700%	4/1/20	450	446
Zimmer Biomet Holdings Inc.	3.375%	11/30/21	100	99
Zimmer Biomet Holdings Inc.	3.150%	4/1/22	175	171
Zimmer Biomet Holdings Inc.	3.700%	3/19/23	50	50
Zimmer Biomet Holdings Inc.	3.550%	4/1/25	350	333
Zimmer Biomet Holdings Inc.	5.750%	11/30/39	50	57
Zimmer Biomet Holdings Inc.	4.450%	8/15/45	75	70
Zoetis Inc.	3.450%	11/13/20	75	75
Zoetis Inc.	3.250%	2/1/23	350	344
Zoetis Inc.	4.500%	11/13/25	100	103
Zoetis Inc.	3.000%	9/12/27	150	138
Zoetis Inc.	4.700%	2/1/43	150	154
Zoetis Inc.	3.950%	9/12/47	150	139

Energy (2.5%)
Anadarko Petroleum Corp.	3.450%	7/15/24	100	96
Anadarko Petroleum Corp.	5.550%	3/15/26	200	214
Anadarko Petroleum Corp.	6.450%	9/15/36	200	231
Anadarko Petroleum Corp.	7.950%	6/15/39	25	33
Anadarko Petroleum Corp.	6.200%	3/15/40	275	309
Anadarko Petroleum Corp.	4.500%	7/15/44	400	369
Anadarko Petroleum Corp.	6.600%	3/15/46	200	241
Andeavor	5.375%	10/1/22	400	409
Andeavor	4.750%	12/15/23	500	519
Andeavor	5.125%	12/15/26	200	209
Andeavor	3.800%	4/1/28	25	24
Andeavor	4.500%	4/1/48	100	91
Andeavor Logistics LP / Tesoro
Logistics Finance Corp.	3.500%	12/1/22	50	49
Andeavor Logistics LP / Tesoro
Logistics Finance Corp.	4.250%	12/1/27	650	625
Andeavor Logistics LP / Tesoro
Logistics Finance Corp.	5.200%	12/1/47	50	48
Apache Corp.	3.625%	2/1/21	75	75
Apache Corp.	3.250%	4/15/22	50	49
Apache Corp.	6.000%	1/15/37	350	380
Apache Corp.	5.100%	9/1/40	350	347
Apache Corp.	4.750%	4/15/43	200	189
Baker Hughes a GE Co. LLC	3.200%	8/15/21	300	300
Baker Hughes a GE Co. LLC	5.125%	9/15/40	175	187
Baker Hughes a GE Co. LLC / Baker
Hughes Co-Obligor Inc.	2.773%	12/15/22	200	194
Baker Hughes a GE Co. LLC / Baker
Hughes Co-Obligor Inc.	3.337%	12/15/27	200	186
Baker Hughes a GE Co. LLC / Baker
Hughes Co-Obligor Inc.	4.080%	12/15/47	250	223
Boardwalk Pipelines LP	3.375%	2/1/23	100	97
Boardwalk Pipelines LP	4.950%	12/15/24	150	153
Boardwalk Pipelines LP	5.950%	6/1/26	200	214

Boardwalk Pipelines LP	4.450%	7/15/27	100	97
BP Capital Markets plc	1.768%	9/19/19	50	49
BP Capital Markets plc	2.521%	1/15/20	300	298
BP Capital Markets plc	2.315%	2/13/20	500	495
BP Capital Markets plc	4.500%	10/1/20	300	309
BP Capital Markets plc	4.742%	3/11/21	250	261
BP Capital Markets plc	3.062%	3/17/22	25	25
BP Capital Markets plc	3.245%	5/6/22	250	249
BP Capital Markets plc	2.520%	9/19/22	50	48
BP Capital Markets plc	2.500%	11/6/22	550	529
BP Capital Markets plc	2.750%	5/10/23	300	290
BP Capital Markets plc	3.994%	9/26/23	200	204
BP Capital Markets plc	3.216%	11/28/23	200	196
BP Capital Markets plc	3.814%	2/10/24	400	404
BP Capital Markets plc	3.535%	11/4/24	68	67
BP Capital Markets plc	3.506%	3/17/25	200	198
BP Capital Markets plc	3.119%	5/4/26	550	525
BP Capital Markets plc	3.017%	1/16/27	400	378
BP Capital Markets plc	3.279%	9/19/27	150	144
BP Capital Markets plc	3.723%	11/28/28	200	199
Buckeye Partners LP	4.150%	7/1/23	75	74
Buckeye Partners LP	3.950%	12/1/26	100	91
Buckeye Partners LP	4.125%	12/1/27	50	45
Buckeye Partners LP	5.850%	11/15/43	25	24
Buckeye Partners LP	5.600%	10/15/44	75	67
Burlington Resources Finance Co.	7.400%	12/1/31	175	228
Canadian Natural Resources Ltd.	3.450%	11/15/21	100	100
Canadian Natural Resources Ltd.	2.950%	1/15/23	200	193
Canadian Natural Resources Ltd.	3.850%	6/1/27	700	683
Canadian Natural Resources Ltd.	7.200%	1/15/32	150	184
Canadian Natural Resources Ltd.	6.450%	6/30/33	125	146
Canadian Natural Resources Ltd.	5.850%	2/1/35	100	111
Canadian Natural Resources Ltd.	6.500%	2/15/37	50	59
Canadian Natural Resources Ltd.	6.250%	3/15/38	100	117
Canadian Natural Resources Ltd.	4.950%	6/1/47	200	207
Cenovus Energy Inc.	5.700%	10/15/19	100	103
Cenovus Energy Inc.	3.800%	9/15/23	351	341
Cenovus Energy Inc.	4.250%	4/15/27	500	480
Cenovus Energy Inc.	5.250%	6/15/37	150	148
Cenovus Energy Inc.	6.750%	11/15/39	300	330
Cenovus Energy Inc.	5.200%	9/15/43	100	94
Cenovus Energy Inc.	5.400%	6/15/47	200	196
Chevron Corp.	2.193%	11/15/19	300	297
Chevron Corp.	1.961%	3/3/20	275	271
Chevron Corp.	1.991%	3/3/20	100	99
Chevron Corp.	2.419%	11/17/20	200	198
Chevron Corp.	2.100%	5/16/21	300	292
Chevron Corp.	2.411%	3/3/22	125	122
Chevron Corp.	2.498%	3/3/22	100	98
Chevron Corp.	2.355%	12/5/22	1,025	980
Chevron Corp.	3.191%	6/24/23	400	396
Chevron Corp.	2.895%	3/3/24	100	97
Chevron Corp.	2.954%	5/16/26	400	383
Cimarex Energy Co.	4.375%	6/1/24	200	202
Cimarex Energy Co.	3.900%	5/15/27	250	240
Columbia Pipeline Group Inc.	3.300%	6/1/20	125	124
Columbia Pipeline Group Inc.	4.500%	6/1/25	300	300
Concho Resources Inc.	3.750%	10/1/27	25	24
Concho Resources Inc.	4.875%	10/1/47	50	51
ConocoPhillips	5.900%	10/15/32	450	525
ConocoPhillips	5.900%	5/15/38	150	179
ConocoPhillips	6.500%	2/1/39	200	254
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	200	238
ConocoPhillips Co.	4.150%	11/15/34	26	26
ConocoPhillips Co.	4.300%	11/15/44	125	126
ConocoPhillips Co.	5.950%	3/15/46	300	371
ConocoPhillips Holding Co.	6.950%	4/15/29	350	430
Continental Resources Inc.	4.500%	4/15/23	200	203
Continental Resources Inc.	4.375%	1/15/28	200	199
Devon Energy Corp.	4.000%	7/15/21	100	101
Devon Energy Corp.	3.250%	5/15/22	200	196

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Devon Energy Corp.	7.950%	4/15/32	163	209
	Devon Energy Corp.	5.600%	7/15/41	250	269
	Devon Energy Corp.	4.750%	5/15/42	200	195
	Devon Financing Co. LLC	7.875%	9/30/31	160	202
	Dominion Energy Gas Holdings LLC	2.800%	11/15/20	200	197
	Dominion Energy Gas Holdings LLC	3.600%	12/15/24	200	197
	Dominion Energy Gas Holdings LLC	4.600%	12/15/44	200	199
	Enable Midstream Partners LP	4.400%	3/15/27	150	142
	Enable Midstream Partners LP	4.950%	5/15/28	100	97
	Enable Midstream Partners LP	5.000%	5/15/44	100	88
	Enbridge Energy Partners LP	4.375%	10/15/20	100	102
	Enbridge Energy Partners LP	5.875%	10/15/25	150	162
	Enbridge Energy Partners LP	7.500%	4/15/38	150	186
	Enbridge Energy Partners LP	5.500%	9/15/40	75	77
	Enbridge Energy Partners LP	7.375%	10/15/45	25	32
	Enbridge Inc.	2.900%	7/15/22	100	97
	Enbridge Inc.	4.250%	12/1/26	200	199
	Enbridge Inc.	3.700%	7/15/27	150	142
	Enbridge Inc.	4.500%	6/10/44	100	91
	Enbridge Inc.	5.500%	12/1/46	175	188
	Encana Corp.	6.500%	8/15/34	300	348
	Encana Corp.	6.625%	8/15/37	200	236
	Encana Corp.	6.500%	2/1/38	100	118
	Energy Transfer LP	4.150%	10/1/20	75	76
	Energy Transfer LP	4.650%	6/1/21	105	108
	Energy Transfer LP	3.600%	2/1/23	475	463
	Energy Transfer LP	4.050%	3/15/25	1,000	963
	Energy Transfer LP	4.750%	1/15/26	100	99
	Energy Transfer LP	4.200%	4/15/27	100	95
	Energy Transfer LP	6.625%	10/15/36	150	159
	Energy Transfer LP	6.050%	6/1/41	100	99
	Energy Transfer LP	6.500%	2/1/42	175	181
	Energy Transfer LP	5.150%	3/15/45	200	176
	Energy Transfer LP	6.125%	12/15/45	200	199
	Energy Transfer LP	5.300%	4/15/47	200	181
	Energy Transfer Partners LP	4.200%	9/15/23	80	80
	Energy Transfer Partners LP	4.950%	6/15/28	50	50
	Energy Transfer Partners LP	5.800%	6/15/38	150	148
	Energy Transfer Partners LP	6.000%	6/15/48	150	149
	EnLink Midstream Partners LP	4.400%	4/1/24	100	96
	EnLink Midstream Partners LP	4.150%	6/1/25	100	92
	EnLink Midstream Partners LP	4.850%	7/15/26	200	189
	EnLink Midstream Partners LP	5.600%	4/1/44	125	109
	EnLink Midstream Partners LP	5.450%	6/1/47	100	85
	Enterprise Products Operating LLC	2.550%	10/15/19	225	223
	Enterprise Products Operating LLC	5.200%	9/1/20	300	312
	Enterprise Products Operating LLC	2.800%	2/15/21	125	123
	Enterprise Products Operating LLC	3.350%	3/15/23	225	221
	Enterprise Products Operating LLC	3.900%	2/15/24	375	376
	Enterprise Products Operating LLC	3.750%	2/15/25	150	148
	Enterprise Products Operating LLC	3.700%	2/15/26	200	196
	Enterprise Products Operating LLC	3.950%	2/15/27	100	99
	Enterprise Products Operating LLC	6.875%	3/1/33	175	215
	Enterprise Products Operating LLC	7.550%	4/15/38	150	196
	Enterprise Products Operating LLC	6.125%	10/15/39	150	172
	Enterprise Products Operating LLC	5.950%	2/1/41	175	198
	Enterprise Products Operating LLC	4.450%	2/15/43	300	280
	Enterprise Products Operating LLC	4.850%	3/15/44	370	365
	Enterprise Products Operating LLC	5.100%	2/15/45	33	34
	Enterprise Products Operating LLC	4.900%	5/15/46	200	201
	Enterprise Products Operating LLC	4.250%	2/15/48	300	279
	Enterprise Products Operating LLC	4.950%	10/15/54	100	98
[4]	Enterprise Products Operating LLC	5.250%	8/16/77	100	93
[4]	Enterprise Products Operating LLC	5.375%	2/15/78	100	92
	EOG Resources Inc.	4.400%	6/1/20	100	102
	EOG Resources Inc.	4.100%	2/1/21	350	357
	EOG Resources Inc.	2.625%	3/15/23	450	433
	EOG Resources Inc.	3.900%	4/1/35	75	73
	EQT Corp.	2.500%	10/1/20	50	49
	EQT Corp.	4.875%	11/15/21	125	129
	EQT Corp.	3.000%	10/1/22	100	96

EQT Corp.	3.900%	10/1/27	200	187
EQT Midstream Partners LP	4.750%	7/15/23	100	100
EQT Midstream Partners LP	4.125%	12/1/26	100	91
EQT Midstream Partners LP	5.500%	7/15/28	100	100
EQT Midstream Partners LP	6.500%	7/15/48	60	60
Exxon Mobil Corp.	1.912%	3/6/20	265	261
Exxon Mobil Corp.	2.222%	3/1/21	400	392
Exxon Mobil Corp.	2.397%	3/6/22	350	342
Exxon Mobil Corp.	2.726%	3/1/23	500	489
Exxon Mobil Corp.	2.709%	3/6/25	300	288
Exxon Mobil Corp.	3.043%	3/1/26	300	292
Exxon Mobil Corp.	3.567%	3/6/45	175	162
Exxon Mobil Corp.	4.114%	3/1/46	425	432
Halliburton Co.	3.500%	8/1/23	225	224
Halliburton Co.	3.800%	11/15/25	350	347
Halliburton Co.	4.850%	11/15/35	200	206
Halliburton Co.	6.700%	9/15/38	125	152
Halliburton Co.	7.450%	9/15/39	200	263
Halliburton Co.	4.500%	11/15/41	100	99
Halliburton Co.	4.750%	8/1/43	150	152
Halliburton Co.	5.000%	11/15/45	400	426
Helmerich & Payne International
Drilling Co.	4.650%	3/15/25	50	51
Hess Corp.	3.500%	7/15/24	100	95
Hess Corp.	4.300%	4/1/27	250	242
Hess Corp.	7.125%	3/15/33	100	114
Hess Corp.	6.000%	1/15/40	150	153
Hess Corp.	5.600%	2/15/41	300	302
Hess Corp.	5.800%	4/1/47	200	207
HollyFrontier Corp.	5.875%	4/1/26	200	214
Husky Energy Inc.	7.250%	12/15/19	200	211
Husky Energy Inc.	4.000%	4/15/24	150	150
Husky Energy Inc.	6.800%	9/15/37	50	61
Kerr-McGee Corp.	6.950%	7/1/24	250	284
Kerr-McGee Corp.	7.875%	9/15/31	50	63
Kinder Morgan Energy Partners LP	6.850%	2/15/20	750	790
Kinder Morgan Energy Partners LP	3.500%	3/1/21	75	75
Kinder Morgan Energy Partners LP	5.000%	10/1/21	150	156
Kinder Morgan Energy Partners LP	3.450%	2/15/23	25	24
Kinder Morgan Energy Partners LP	3.500%	9/1/23	125	121
Kinder Morgan Energy Partners LP	4.300%	5/1/24	400	402
Kinder Morgan Energy Partners LP	7.300%	8/15/33	275	321
Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	51
Kinder Morgan Energy Partners LP	6.500%	2/1/37	250	271
Kinder Morgan Energy Partners LP	6.950%	1/15/38	50	57
Kinder Morgan Energy Partners LP	6.500%	9/1/39	200	216
Kinder Morgan Energy Partners LP	6.550%	9/15/40	250	270
Kinder Morgan Energy Partners LP	5.000%	8/15/42	25	23
Kinder Morgan Energy Partners LP	4.700%	11/1/42	375	334
Kinder Morgan Energy Partners LP	5.000%	3/1/43	75	69
Kinder Morgan Inc.	4.300%	6/1/25	300	298
Kinder Morgan Inc.	7.800%	8/1/31	290	349
Kinder Morgan Inc.	7.750%	1/15/32	265	322
Kinder Morgan Inc.	5.300%	12/1/34	175	172
Kinder Morgan Inc.	5.550%	6/1/45	200	201
Kinder Morgan Inc.	5.050%	2/15/46	350	330
Magellan Midstream Partners LP	6.550%	7/15/19	75	78
Magellan Midstream Partners LP	4.250%	2/1/21	125	128
Magellan Midstream Partners LP	5.150%	10/15/43	125	130
Magellan Midstream Partners LP	4.250%	9/15/46	200	186
Magellan Midstream Partners LP	4.200%	10/3/47	50	46
Marathon Oil Corp.	2.700%	6/1/20	150	148
Marathon Oil Corp.	2.800%	11/1/22	175	168
Marathon Oil Corp.	6.800%	3/15/32	400	468
Marathon Oil Corp.	5.200%	6/1/45	100	105
Marathon Petroleum Corp.	5.125%	3/1/21	375	391
Marathon Petroleum Corp.	4.750%	9/15/44	250	238
Marathon Petroleum Corp.	5.850%	12/15/45	200	212
MPLX LP	3.375%	3/15/23	100	98
MPLX LP	4.500%	7/15/23	200	204
MPLX LP	4.875%	12/1/24	300	310

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	MPLX LP	4.875%	6/1/25	100	103
	MPLX LP	4.125%	3/1/27	300	287
	MPLX LP	4.000%	3/15/28	250	237
	MPLX LP	4.500%	4/15/38	300	277
	MPLX LP	5.200%	3/1/47	150	148
	MPLX LP	4.700%	4/15/48	275	254
	MPLX LP	4.900%	4/15/58	150	133
	National Fuel Gas Co.	3.750%	3/1/23	275	271
	National Oilwell Varco Inc.	2.600%	12/1/22	125	119
	National Oilwell Varco Inc.	3.950%	12/1/42	125	106
	Noble Energy Inc.	4.150%	12/15/21	200	203
	Noble Energy Inc.	3.850%	1/15/28	100	96
	Noble Energy Inc.	6.000%	3/1/41	100	110
	Noble Energy Inc.	5.250%	11/15/43	375	380
	Noble Energy Inc.	5.050%	11/15/44	150	149
	Noble Energy Inc.	4.950%	8/15/47	100	100
	Occidental Petroleum Corp.	4.100%	2/1/21	350	358
	Occidental Petroleum Corp.	2.700%	2/15/23	250	243
	Occidental Petroleum Corp.	3.500%	6/15/25	250	247
	Occidental Petroleum Corp.	3.400%	4/15/26	250	243
	Occidental Petroleum Corp.	4.625%	6/15/45	100	104
	Occidental Petroleum Corp.	4.400%	4/15/46	500	507
	ONEOK Inc.	7.500%	9/1/23	100	115
	ONEOK Inc.	4.000%	7/13/27	50	48
	ONEOK Inc.	4.550%	7/15/28	100	100
	ONEOK Inc.	4.950%	7/13/47	200	196
	ONEOK Inc.	5.200%	7/15/48	25	25
	ONEOK Partners LP	3.375%	10/1/22	400	394
	ONEOK Partners LP	6.650%	10/1/36	300	354
	ONEOK Partners LP	6.850%	10/15/37	300	358
	ONEOK Partners LP	6.125%	2/1/41	150	165
[9]	Patterson-UTI Energy Inc.	3.950%	2/1/28	105	98
	Petro-Canada	6.800%	5/15/38	225	286
	Phillips 66	4.300%	4/1/22	275	283
	Phillips 66	3.900%	3/15/28	300	293
	Phillips 66	4.650%	11/15/34	200	201
	Phillips 66	5.875%	5/1/42	175	203
	Phillips 66	4.875%	11/15/44	299	309
	Phillips 66 Partners LP	2.646%	2/15/20	35	35
	Phillips 66 Partners LP	3.605%	2/15/25	125	119
	Phillips 66 Partners LP	3.750%	3/1/28	50	47
	Phillips 66 Partners LP	4.680%	2/15/45	75	70
	Phillips 66 Partners LP	4.900%	10/1/46	200	192
	Pioneer Natural Resources Co.	3.950%	7/15/22	200	202
	Pioneer Natural Resources Co.	4.450%	1/15/26	300	308
	Plains All American Pipeline LP /
	PAA Finance Corp.	3.650%	6/1/22	100	98
	Plains All American Pipeline LP /
	PAA Finance Corp.	2.850%	1/31/23	314	296
	Plains All American Pipeline LP /
	PAA Finance Corp.	3.600%	11/1/24	790	749
	Plains All American Pipeline LP /
	PAA Finance Corp.	4.500%	12/15/26	100	98
	Plains All American Pipeline LP /
	PAA Finance Corp.	4.300%	1/31/43	225	185
	Plains All American Pipeline LP /
	PAA Finance Corp.	4.700%	6/15/44	200	175
	Regency Energy Partners LP /
	Regency Energy Finance Corp.	5.875%	3/1/22	300	317
	Regency Energy Partners LP /
	Regency Energy Finance Corp.	5.000%	10/1/22	200	206
	Regency Energy Partners LP /
	Regency Energy Finance Corp.	4.500%	11/1/23	100	101
	Sabine Pass Liquefaction LLC	5.625%	2/1/21	500	523
	Sabine Pass Liquefaction LLC	6.250%	3/15/22	325	349
	Sabine Pass Liquefaction LLC	5.625%	4/15/23	475	502
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	500	534
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	400	425
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	500	534
	Sabine Pass Liquefaction LLC	5.000%	3/15/27	200	204

	Sabine Pass Liquefaction LLC	4.200%	3/15/28	100	96
	Schlumberger Investment SA	3.650%	12/1/23	325	327
	Shell International Finance BV	1.375%	9/12/19	200	197
	Shell International Finance BV	4.300%	9/22/19	550	560
	Shell International Finance BV	4.375%	3/25/20	325	333
	Shell International Finance BV	2.125%	5/11/20	450	444
	Shell International Finance BV	2.250%	11/10/20	100	98
	Shell International Finance BV	1.875%	5/10/21	200	194
	Shell International Finance BV	1.750%	9/12/21	200	192
	Shell International Finance BV	2.250%	1/6/23	100	96
	Shell International Finance BV	3.400%	8/12/23	75	75
	Shell International Finance BV	3.250%	5/11/25	200	196
	Shell International Finance BV	2.875%	5/10/26	500	475
	Shell International Finance BV	2.500%	9/12/26	900	830
	Shell International Finance BV	4.125%	5/11/35	500	506
	Shell International Finance BV	6.375%	12/15/38	475	611
	Shell International Finance BV	5.500%	3/25/40	125	146
	Shell International Finance BV	4.550%	8/12/43	300	315
	Shell International Finance BV	4.375%	5/11/45	400	408
	Shell International Finance BV	4.000%	5/10/46	700	675
	Shell International Finance BV	3.750%	9/12/46	200	185
	Spectra Energy Partners LP	4.750%	3/15/24	600	612
	Spectra Energy Partners LP	3.500%	3/15/25	50	47
	Spectra Energy Partners LP	4.500%	3/15/45	250	231
	Suncor Energy Inc.	3.600%	12/1/24	100	99
	Suncor Energy Inc.	5.950%	12/1/34	75	87
	Suncor Energy Inc.	6.500%	6/15/38	525	647
	Suncor Energy Inc.	4.000%	11/15/47	150	140
	Sunoco Logistics Partners
	Operations LP	4.400%	4/1/21	425	432
	Sunoco Logistics Partners
	Operations LP	3.450%	1/15/23	50	49
	Sunoco Logistics Partners
	Operations LP	4.250%	4/1/24	75	74
	Sunoco Logistics Partners
	Operations LP	4.000%	10/1/27	150	140
	Sunoco Logistics Partners
	Operations LP	4.950%	1/15/43	175	151
	Sunoco Logistics Partners
	Operations LP	5.300%	4/1/44	325	293
	Sunoco Logistics Partners
	Operations LP	5.400%	10/1/47	300	275
	TC PipeLines LP	3.900%	5/25/27	50	47
	TechnipFMC plc	3.450%	10/1/22	75	73
	Total Capital Canada Ltd.	2.750%	7/15/23	125	121
	Total Capital International SA	2.750%	6/19/21	300	298
	Total Capital International SA	2.875%	2/17/22	300	297
	Total Capital International SA	2.700%	1/25/23	50	49
	Total Capital International SA	3.700%	1/15/24	525	529
	Total Capital SA	4.450%	6/24/20	375	385
	Total Capital SA	4.125%	1/28/21	125	128
	TransCanada PipeLines Ltd.	2.125%	11/15/19	100	99
	TransCanada PipeLines Ltd.	3.800%	10/1/20	175	177
	TransCanada PipeLines Ltd.	2.500%	8/1/22	500	480
	TransCanada PipeLines Ltd.	4.875%	1/15/26	100	104
	TransCanada PipeLines Ltd.	4.250%	5/15/28	150	151
	TransCanada PipeLines Ltd.	4.625%	3/1/34	250	251
	TransCanada PipeLines Ltd.	5.600%	3/31/34	150	162
	TransCanada PipeLines Ltd.	5.850%	3/15/36	300	333
	TransCanada PipeLines Ltd.	6.200%	10/15/37	475	543
	TransCanada PipeLines Ltd.	4.750%	5/15/38	150	150
	TransCanada PipeLines Ltd.	5.000%	10/16/43	150	152
	TransCanada PipeLines Ltd.	4.875%	5/15/48	200	204
[9]	Transcontinental Gas Pipe Line Co. LLC	4.000%	3/15/28	100	98
[9]	Transcontinental Gas Pipe Line Co. LLC	4.600%	3/15/48	100	97
	Valero Energy Corp.	6.125%	2/1/20	75	78
	Valero Energy Corp.	4.350%	6/1/28	150	150
	Valero Energy Corp.	7.500%	4/15/32	725	925
	Valero Energy Partners LP	4.375%	12/15/26	100	98
	Valero Energy Partners LP	4.500%	3/15/28	75	74

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Western Gas Partners LP	5.375%	6/1/21	300	311
	Western Gas Partners LP	4.500%	3/1/28	50	48
	Western Gas Partners LP	5.450%	4/1/44	350	329
	Western Gas Partners LP	5.300%	3/1/48	100	93
	Williams Partners LP	5.250%	3/15/20	475	489
	Williams Partners LP	4.125%	11/15/20	275	278
	Williams Partners LP	3.600%	3/15/22	475	473
	Williams Partners LP	3.350%	8/15/22	125	122
	Williams Partners LP	3.900%	1/15/25	325	315
	Williams Partners LP	3.750%	6/15/27	500	472
	Williams Partners LP	6.300%	4/15/40	100	111
	Williams Partners LP	5.400%	3/4/44	400	412
	Williams Partners LP	5.100%	9/15/45	350	347
	Williams Partners LP	4.850%	3/1/48	100	95

	Other Industrial (0.1%)
	California Institute of Technology GO	4.321%	8/1/45	70	74
	California Institute of Technology GO	4.700%	11/1/11	50	53
	CBRE Services Inc.	5.250%	3/15/25	100	105
	CBRE Services Inc.	4.875%	3/1/26	125	129
	Cintas Corp. No 2	2.900%	4/1/22	100	98
	Cintas Corp. No 2	3.250%	6/1/22	75	75
	Cintas Corp. No 2	3.700%	4/1/27	175	172
	Fluor Corp.	3.375%	9/15/21	75	75
	Fluor Corp.	3.500%	12/15/24	250	245
[4]	Johns Hopkins University Maryland GO 4.083%		7/1/53	25	26
[4]	Massachusetts Institute of Technology
	GO	3.959%	7/1/38	125	129
	Massachusetts Institute of Technology
	GO	5.600%	7/1/11	130	167
	Massachusetts Institute of Technology
	GO	4.678%	7/1/14	175	192
[4]	Northwestern University Illinois GO	4.643%	12/1/44	75	87
[4]	Northwestern University Illinois GO	3.662%	12/1/57	75	72
[4]	University of Notre Dame du Lac	3.438%	2/15/45	100	95
	University of Notre Dame du Lac	3.394%	2/15/48	125	117
	University of Pennsylvania GO	4.674%	9/1/12	50	54
[4]	University of Southern California GO	3.028%	10/1/39	100	91
[4]	University of Southern California GO	3.841%	10/1/47	200	199

	Technology (2.3%)
	Adobe Systems Inc.	4.750%	2/1/20	175	180
	Adobe Systems Inc.	3.250%	2/1/25	200	197
	Alphabet Inc.	3.625%	5/19/21	150	153
	Altera Corp.	4.100%	11/15/23	75	78
	Amphenol Corp.	2.200%	4/1/20	50	49
	Amphenol Corp.	3.125%	9/15/21	100	99
	Amphenol Corp.	3.200%	4/1/24	50	48
	Analog Devices Inc.	2.850%	3/12/20	100	100
	Analog Devices Inc.	2.875%	6/1/23	450	434
	Analog Devices Inc.	3.500%	12/5/26	200	191
	Apple Inc.	1.100%	8/2/19	275	271
	Apple Inc.	1.500%	9/12/19	300	296
	Apple Inc.	1.800%	11/13/19	200	198
	Apple Inc.	1.550%	2/7/20	250	246
	Apple Inc.	1.900%	2/7/20	175	173
	Apple Inc.	1.800%	5/11/20	175	172
	Apple Inc.	2.000%	11/13/20	225	221
	Apple Inc.	2.250%	2/23/21	750	737
	Apple Inc.	2.850%	5/6/21	875	873
	Apple Inc.	1.550%	8/4/21	375	359
	Apple Inc.	2.150%	2/9/22	225	218
	Apple Inc.	2.500%	2/9/22	300	294
	Apple Inc.	2.300%	5/11/22	200	194
	Apple Inc.	2.700%	5/13/22	250	246
	Apple Inc.	2.400%	1/13/23	125	121
	Apple Inc.	2.850%	2/23/23	300	295
	Apple Inc.	2.400%	5/3/23	1,115	1,072
	Apple Inc.	3.000%	2/9/24	800	783
	Apple Inc.	3.450%	5/6/24	75	75
	Apple Inc.	2.850%	5/11/24	560	541

Apple Inc.	2.750%	1/13/25	275	262
Apple Inc.	2.500%	2/9/25	300	282
Apple Inc.	3.250%	2/23/26	705	687
Apple Inc.	2.450%	8/4/26	450	412
Apple Inc.	3.350%	2/9/27	375	366
Apple Inc.	3.200%	5/11/27	400	386
Apple Inc.	2.900%	9/12/27	375	352
Apple Inc.	3.000%	11/13/27	275	261
Apple Inc.	4.500%	2/23/36	225	241
Apple Inc.	3.850%	5/4/43	450	427
Apple Inc.	4.450%	5/6/44	200	208
Apple Inc.	3.450%	2/9/45	225	200
Apple Inc.	4.375%	5/13/45	225	232
Apple Inc.	4.650%	2/23/46	1,050	1,130
Apple Inc.	3.850%	8/4/46	375	355
Apple Inc.	4.250%	2/9/47	200	202
Apple Inc.	3.750%	9/12/47	525	489
Applied Materials Inc.	2.625%	10/1/20	125	124
Applied Materials Inc.	4.300%	6/15/21	125	129
Applied Materials Inc.	3.900%	10/1/25	145	147
Applied Materials Inc.	3.300%	4/1/27	200	194
Applied Materials Inc.	5.100%	10/1/35	100	110
Applied Materials Inc.	5.850%	6/15/41	125	150
Applied Materials Inc.	4.350%	4/1/47	175	174
Arrow Electronics Inc.	3.500%	4/1/22	75	74
Arrow Electronics Inc.	4.500%	3/1/23	50	51
Arrow Electronics Inc.	3.250%	9/8/24	100	93
Arrow Electronics Inc.	4.000%	4/1/25	50	49
Arrow Electronics Inc.	3.875%	1/12/28	100	94
Autodesk Inc.	3.125%	6/15/20	100	100
Autodesk Inc.	3.600%	12/15/22	25	25
Autodesk Inc.	4.375%	6/15/25	100	100
Autodesk Inc.	3.500%	6/15/27	75	70
Avnet Inc.	5.875%	6/15/20	200	208
Avnet Inc.	4.875%	12/1/22	75	77
Avnet Inc.	4.625%	4/15/26	100	99
Baidu Inc.	3.500%	11/28/22	275	271
Baidu Inc.	3.875%	9/29/23	200	199
Baidu Inc.	3.625%	7/6/27	200	188
Baidu Inc.	4.375%	3/29/28	100	99
Broadcom Corp. / Broadcom Cayman
Finance Ltd.	2.375%	1/15/20	500	493
Broadcom Corp. / Broadcom Cayman
Finance Ltd.	2.200%	1/15/21	150	145
Broadcom Corp. / Broadcom Cayman
Finance Ltd.	3.000%	1/15/22	850	827
Broadcom Corp. / Broadcom Cayman
Finance Ltd.	2.650%	1/15/23	250	235
Broadcom Corp. / Broadcom Cayman
Finance Ltd.	3.625%	1/15/24	475	460
Broadcom Corp. / Broadcom Cayman
Finance Ltd.	3.125%	1/15/25	380	352
Broadcom Corp. / Broadcom Cayman
Finance Ltd.	3.875%	1/15/27	1,200	1,133
Broadridge Financial Solutions Inc.	3.950%	9/1/20	75	76
Broadridge Financial Solutions Inc.	3.400%	6/27/26	100	95
CA Inc.	5.375%	12/1/19	175	180
CA Inc.	3.600%	8/1/20	100	100
CA Inc.	4.700%	3/15/27	100	100
Cadence Design Systems Inc.	4.375%	10/15/24	100	101
Cisco Systems Inc.	4.450%	1/15/20	825	846
Cisco Systems Inc.	2.200%	2/28/21	600	589
Cisco Systems Inc.	2.900%	3/4/21	75	75
Cisco Systems Inc.	3.000%	6/15/22	125	124
Cisco Systems Inc.	2.200%	9/20/23	150	142
Cisco Systems Inc.	3.625%	3/4/24	125	127
Cisco Systems Inc.	2.950%	2/28/26	100	96
Cisco Systems Inc.	2.500%	9/20/26	225	208
Cisco Systems Inc.	5.900%	2/15/39	425	523
Cisco Systems Inc.	5.500%	1/15/40	375	447
Citrix Systems Inc.	4.500%	12/1/27	150	145

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Corning Inc.	2.900%	5/15/22	175	172
	Corning Inc.	5.750%	8/15/40	75	86
	Corning Inc.	4.375%	11/15/57	150	131
[9]	Dell International LLC / EMC Corp.	5.450%	6/15/23	700	733
[9]	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	4.420%	6/15/21	900	913
[9]	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	6.020%	6/15/26	1,050	1,104
[9]	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	8.100%	7/15/36	310	362
[9]	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	8.350%	7/15/46	400	482
	DXC Technology Co.	2.875%	3/27/20	100	99
	DXC Technology Co.	4.250%	4/15/24	100	100
	DXC Technology Co.	4.750%	4/15/27	200	202
	Equifax Inc.	2.300%	6/1/21	200	193
	Equifax Inc.	3.600%	8/15/21	25	25
	Equifax Inc.	3.950%	6/15/23	50	50
	Fidelity National Information Services
	Inc.	3.625%	10/15/20	237	239
	Fidelity National Information Services
	Inc.	2.250%	8/15/21	250	241
	Fidelity National Information Services
	Inc.	3.500%	4/15/23	143	141
	Fidelity National Information Services
	Inc.	5.000%	10/15/25	174	183
	Fidelity National Information Services
	Inc.	3.000%	8/15/26	250	229
	Fidelity National Information Services
	Inc.	4.500%	8/15/46	100	93
	Fiserv Inc.	2.700%	6/1/20	175	173
	Fiserv Inc.	3.500%	10/1/22	150	149
	Fiserv Inc.	3.850%	6/1/25	200	199
	Flex Ltd.	4.625%	2/15/20	185	188
	Hewlett Packard Enterprise Co.	3.600%	10/15/20	575	578
	Hewlett Packard Enterprise Co.	4.400%	10/15/22	350	359
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	500	510
	Hewlett Packard Enterprise Co.	6.200%	10/15/35	100	101
	Hewlett Packard Enterprise Co.	6.350%	10/15/45	375	370
	HP Inc.	3.750%	12/1/20	53	53
	HP Inc.	4.050%	9/15/22	100	101
	HP Inc.	6.000%	9/15/41	100	101
	IBM Credit LLC	2.650%	2/5/21	150	148
	IBM Credit LLC	2.200%	9/8/22	100	96
	IBM Credit LLC	3.000%	2/6/23	150	146
	Intel Corp.	1.850%	5/11/20	175	172
	Intel Corp.	2.450%	7/29/20	300	298
	Intel Corp.	1.700%	5/19/21	100	96
	Intel Corp.	3.300%	10/1/21	100	101
	Intel Corp.	2.350%	5/11/22	150	146
	Intel Corp.	3.100%	7/29/22	175	175
	Intel Corp.	2.700%	12/15/22	275	269
	Intel Corp.	2.875%	5/11/24	500	484
	Intel Corp.	3.700%	7/29/25	200	202
	Intel Corp.	2.600%	5/19/26	230	214
	Intel Corp.	4.000%	12/15/32	150	153
	Intel Corp.	4.800%	10/1/41	162	179
	Intel Corp.	4.100%	5/19/46	250	250
	Intel Corp.	3.734%	12/8/47	874	823
	International Business Machines Corp.	1.900%	1/27/20	1,000	986
	International Business Machines Corp.	1.625%	5/15/20	225	220
	International Business Machines Corp.	2.900%	11/1/21	25	25
	International Business Machines Corp.	2.500%	1/27/22	585	572
	International Business Machines Corp.	1.875%	8/1/22	150	142
	International Business Machines Corp.	2.875%	11/9/22	240	236
	International Business Machines Corp.	3.625%	2/12/24	450	453
	International Business Machines Corp.	7.000%	10/30/25	300	361
	International Business Machines Corp.	3.450%	2/19/26	485	477
	International Business Machines Corp.	6.220%	8/1/27	75	89
	International Business Machines Corp.	6.500%	1/15/28	75	91
	International Business Machines Corp.	5.600%	11/30/39	148	176

International Business Machines Corp.	4.000%	6/20/42	358	349
Jabil Inc.	5.625%	12/15/20	100	104
Jabil Inc.	3.950%	1/12/28	100	95
Juniper Networks Inc.	3.300%	6/15/20	200	199
Juniper Networks Inc.	4.600%	3/15/21	50	51
Juniper Networks Inc.	4.350%	6/15/25	50	50
Juniper Networks Inc.	5.950%	3/15/41	25	25
Keysight Technologies Inc.	3.300%	10/30/19	100	100
Keysight Technologies Inc.	4.550%	10/30/24	125	127
Keysight Technologies Inc.	4.600%	4/6/27	125	126
KLA-Tencor Corp.	4.125%	11/1/21	100	102
KLA-Tencor Corp.	4.650%	11/1/24	250	258
Lam Research Corp.	2.750%	3/15/20	100	99
Lam Research Corp.	2.800%	6/15/21	125	123
Lam Research Corp.	3.800%	3/15/25	100	100
Marvell Technology Group Ltd.	4.200%	6/22/23	100	100
Marvell Technology Group Ltd.	4.875%	6/22/28	125	124
Maxim Integrated Products Inc.	3.375%	3/15/23	25	25
Maxim Integrated Products Inc.	3.450%	6/15/27	150	142
Microsoft Corp.	1.100%	8/8/19	640	630
Microsoft Corp.	3.000%	10/1/20	225	226
Microsoft Corp.	2.000%	11/3/20	675	664
Microsoft Corp.	1.550%	8/8/21	525	504
Microsoft Corp.	2.400%	2/6/22	325	318
Microsoft Corp.	2.375%	2/12/22	450	440
Microsoft Corp.	2.650%	11/3/22	275	271
Microsoft Corp.	2.125%	11/15/22	200	192
Microsoft Corp.	2.375%	5/1/23	75	72
Microsoft Corp.	2.000%	8/8/23	300	283
Microsoft Corp.	3.625%	12/15/23	300	307
Microsoft Corp.	2.875%	2/6/24	600	588
Microsoft Corp.	2.700%	2/12/25	250	240
Microsoft Corp.	3.125%	11/3/25	850	835
Microsoft Corp.	2.400%	8/8/26	850	785
Microsoft Corp.	3.300%	2/6/27	675	666
Microsoft Corp.	3.500%	2/12/35	325	315
Microsoft Corp.	4.200%	11/3/35	175	184
Microsoft Corp.	3.450%	8/8/36	625	598
Microsoft Corp.	4.100%	2/6/37	500	517
Microsoft Corp.	4.500%	10/1/40	100	109
Microsoft Corp.	5.300%	2/8/41	50	60
Microsoft Corp.	3.500%	11/15/42	280	262
Microsoft Corp.	3.750%	5/1/43	95	93
Microsoft Corp.	4.875%	12/15/43	150	170
Microsoft Corp.	3.750%	2/12/45	350	341
Microsoft Corp.	4.450%	11/3/45	575	622
Microsoft Corp.	3.700%	8/8/46	875	845
Microsoft Corp.	4.250%	2/6/47	825	874
Microsoft Corp.	4.000%	2/12/55	450	446
Microsoft Corp.	4.750%	11/3/55	175	198
Microsoft Corp.	4.500%	2/6/57	400	432
Motorola Solutions Inc.	3.500%	9/1/21	150	148
Motorola Solutions Inc.	3.750%	5/15/22	200	198
Motorola Solutions Inc.	3.500%	3/1/23	125	121
Motorola Solutions Inc.	4.600%	2/23/28	175	173
Motorola Solutions Inc.	5.500%	9/1/44	75	70
NetApp Inc.	2.000%	9/27/19	75	74
NetApp Inc.	3.375%	6/15/21	150	149
NetApp Inc.	3.300%	9/29/24	75	72
NVIDIA Corp.	2.200%	9/16/21	200	193
NVIDIA Corp.	3.200%	9/16/26	200	193
Oracle Corp.	5.000%	7/8/19	550	563
Oracle Corp.	2.250%	10/8/19	225	224
Oracle Corp.	1.900%	9/15/21	1,275	1,226
Oracle Corp.	2.500%	5/15/22	250	243
Oracle Corp.	2.400%	9/15/23	750	712
Oracle Corp.	3.400%	7/8/24	450	446
Oracle Corp.	2.950%	11/15/24	425	409
Oracle Corp.	2.950%	5/15/25	825	786
Oracle Corp.	2.650%	7/15/26	1,055	973
Oracle Corp.	3.250%	5/15/30	100	94

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Oracle Corp.	4.300%	7/8/34	325	330
	Oracle Corp.	3.900%	5/15/35	150	145
	Oracle Corp.	3.850%	7/15/36	250	239
	Oracle Corp.	3.800%	11/15/37	350	331
	Oracle Corp.	6.500%	4/15/38	150	191
	Oracle Corp.	6.125%	7/8/39	150	184
	Oracle Corp.	5.375%	7/15/40	600	677
	Oracle Corp.	4.500%	7/8/44	175	177
	Oracle Corp.	4.125%	5/15/45	425	408
	Oracle Corp.	4.000%	7/15/46	575	541
	Oracle Corp.	4.000%	11/15/47	425	401
	Oracle Corp.	4.375%	5/15/55	150	146
	QUALCOMM Inc.	1.850%	5/20/19	250	250
	QUALCOMM Inc.	2.100%	5/20/20	250	250
	QUALCOMM Inc.	2.250%	5/20/20	300	296
	QUALCOMM Inc.	3.000%	5/20/22	350	345
	QUALCOMM Inc.	2.600%	1/30/23	300	287
	QUALCOMM Inc.	2.900%	5/20/24	275	260
	QUALCOMM Inc.	3.450%	5/20/25	400	385
	QUALCOMM Inc.	3.250%	5/20/27	350	326
	QUALCOMM Inc.	4.650%	5/20/35	200	201
	QUALCOMM Inc.	4.800%	5/20/45	275	275
	QUALCOMM Inc.	4.300%	5/20/47	275	256
	salesforce.com Inc.	3.250%	4/11/23	200	199
	salesforce.com Inc.	3.700%	4/11/28	300	298
	Seagate HDD Cayman	4.250%	3/1/22	125	124
	Seagate HDD Cayman	4.750%	6/1/23	150	148
	Seagate HDD Cayman	4.875%	3/1/24	75	73
	Seagate HDD Cayman	4.750%	1/1/25	100	95
	Seagate HDD Cayman	4.875%	6/1/27	175	163
	Seagate HDD Cayman	5.750%	12/1/34	100	90
	Tech Data Corp.	3.700%	2/15/22	50	49
	Tech Data Corp.	4.950%	2/15/27	100	98
	Texas Instruments Inc.	1.650%	8/3/19	425	420
	Texas Instruments Inc.	1.850%	5/15/22	100	95
	Texas Instruments Inc.	2.625%	5/15/24	25	24
	Texas Instruments Inc.	2.900%	11/3/27	150	142
	Texas Instruments Inc.	4.150%	5/15/48	300	304
	Total System Services Inc.	3.800%	4/1/21	130	131
	Total System Services Inc.	3.750%	6/1/23	250	247
	Total System Services Inc.	4.000%	6/1/23	100	100
	Total System Services Inc.	4.800%	4/1/26	150	153
	Total System Services Inc.	4.450%	6/1/28	75	75
	Trimble Inc.	4.150%	6/15/23	50	50
	Trimble Inc.	4.750%	12/1/24	50	51
	Trimble Inc.	4.900%	6/15/28	150	150
	Tyco Electronics Group SA	3.500%	2/3/22	100	100
	Tyco Electronics Group SA	3.450%	8/1/24	125	121
	Tyco Electronics Group SA	3.125%	8/15/27	200	187
	Tyco Electronics Group SA	7.125%	10/1/37	175	237
	Verisk Analytics Inc.	5.800%	5/1/21	75	79
	Verisk Analytics Inc.	4.125%	9/12/22	275	280
	Verisk Analytics Inc.	4.000%	6/15/25	150	148
	Verisk Analytics Inc.	5.500%	6/15/45	50	51
	VMware Inc.	2.300%	8/21/20	250	245
	VMware Inc.	2.950%	8/21/22	300	287
	VMware Inc.	3.900%	8/21/27	250	231
	Xerox Corp.	5.625%	12/15/19	25	26
	Xerox Corp.	2.800%	5/15/20	75	74
	Xerox Corp.	4.500%	5/15/21	110	111
	Xerox Corp.	3.625%	3/15/23	210	201
	Xerox Corp.	6.750%	12/15/39	100	101
	Xilinx Inc.	3.000%	3/15/21	75	74
	Xilinx Inc.	2.950%	6/1/24	150	143

	Transportation (0.6%)
[4]	American Airlines 2011-1 Class A
	Pass Through Trust	5.250%	7/31/22	59	61
[4]	American Airlines 2013-1 Class A
	Pass Through Trust	4.000%	1/15/27	23	23

[4]	American Airlines 2013-2 Class A
	Pass Through Trust	4.950%	7/15/24	35	36
[4]	American Airlines 2014-1 Class A
	Pass Through Trust	3.700%	4/1/28	101	98
[4]	American Airlines 2015-1 Class A
	Pass Through Trust	3.375%	11/1/28	149	143
[4]	American Airlines 2015-2 Class AA
	Pass Through Trust	3.600%	9/22/27	50	48
[4]	American Airlines 2016-1 Class A
	Pass Through Trust	4.100%	1/15/28	70	69
[4]	American Airlines 2016-1 Class AA
	Pass Through Trust	3.575%	1/15/28	139	135
[4]	American Airlines 2016-2 Class A
	Pass Through Trust	3.650%	6/15/28	92	88
[4]	American Airlines 2016-2 Class AA
	Pass Through Trust	3.200%	12/15/29	254	239
[4]	American Airlines 2016-3 Class A
	Pass Through Trust	3.250%	4/15/30	47	45
	American Airlines 2016-3 Class AA
	Pass Through Trust	3.000%	10/15/28	142	133
[4]	American Airlines 2017-1 Class AA
	Pass Through Trust	3.650%	8/15/30	48	47
[4]	American Airlines 2017-2 Class AA
	Pass Through Trust	3.350%	10/15/29	100	96
[4]	BNSF Funding Trust I	6.613%	12/15/55	65	71
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	150	149
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	150	148
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	175	172
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	75	77
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	200	202
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	150	149
	Burlington Northern Santa Fe LLC	3.000%	4/1/25	100	96
	Burlington Northern Santa Fe LLC	3.650%	9/1/25	75	75
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	525	508
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	125	153
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	125	137
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	250	287
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	250	253
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	200	201
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	125	127
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	125	139
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	100	108
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	150	155
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	125	122
	Burlington Northern Santa Fe LLC	4.700%	9/1/45	75	79
	Burlington Northern Santa Fe LLC	3.900%	8/1/46	150	141
	Burlington Northern Santa Fe LLC	4.125%	6/15/47	125	122
	Burlington Northern Santa Fe LLC	4.050%	6/15/48	225	217
	Canadian National Railway Co.	2.400%	2/3/20	175	174
	Canadian National Railway Co.	2.850%	12/15/21	75	74
	Canadian National Railway Co.	6.250%	8/1/34	75	95
	Canadian National Railway Co.	6.200%	6/1/36	75	93
	Canadian National Railway Co.	6.375%	11/15/37	100	128
	Canadian National Railway Co.	3.200%	8/2/46	50	43
	Canadian National Railway Co.	3.650%	2/3/48	100	93
	Canadian Pacific Railway Co.	9.450%	8/1/21	50	59
	Canadian Pacific Railway Co.	4.450%	3/15/23	225	234
	Canadian Pacific Railway Co.	7.125%	10/15/31	100	127
	Canadian Pacific Railway Co.	5.950%	5/15/37	450	541
	Canadian Pacific Railway Co.	5.750%	1/15/42	115	136
	Canadian Pacific Railway Co.	6.125%	9/15/15	70	84
[4]	Continental Airlines 2007-1 Class A
	Pass Through Trust	5.983%	10/19/23	53	56
[4]	Continental Airlines 2009-2 Class A
	Pass Through Trust	7.250%	5/10/21	91	96
[4]	Continental Airlines 2012-2 Class A
	Pass Through Trust	4.000%	4/29/26	39	39
	CSX Corp.	4.250%	6/1/21	25	26
	CSX Corp.	3.350%	11/1/25	150	145
	CSX Corp.	3.250%	6/1/27	150	141
	CSX Corp.	3.800%	3/1/28	350	341

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	CSX Corp.	6.220%	4/30/40	152	184
	CSX Corp.	5.500%	4/15/41	225	249
	CSX Corp.	4.750%	5/30/42	210	214
	CSX Corp.	4.100%	3/15/44	150	140
	CSX Corp.	4.300%	3/1/48	250	238
	CSX Corp.	3.950%	5/1/50	125	110
	CSX Corp.	4.500%	8/1/54	25	24
	CSX Corp.	4.250%	11/1/66	150	130
	CSX Corp.	4.650%	3/1/68	100	93
[4]	Delta Air Lines 2007-1 Class A Pass
	Through Trust	6.821%	2/10/24	117	128
[4]	Delta Air Lines 2009-1 Class A Pass
	Through Trust	7.750%	6/17/21	33	35
[4]	Delta Air Lines 2010-2 Class A Pass
	Through Trust	4.950%	11/23/20	24	24
[4]	Delta Air Lines 2015-1 Class AA Pass
	Through Trust	3.625%	7/30/27	45	44
	Delta Air Lines Inc.	2.875%	3/13/20	100	99
	Delta Air Lines Inc.	2.600%	12/4/20	125	122
	Delta Air Lines Inc.	3.400%	4/19/21	125	124
	Delta Air Lines Inc.	3.625%	3/15/22	175	172
	Delta Air Lines Inc.	3.800%	4/19/23	125	124
	Delta Air Lines Inc.	4.375%	4/19/28	100	96
	FedEx Corp.	2.625%	8/1/22	100	97
	FedEx Corp.	4.000%	1/15/24	125	127
	FedEx Corp.	3.200%	2/1/25	150	145
	FedEx Corp.	3.250%	4/1/26	100	96
	FedEx Corp.	3.300%	3/15/27	100	95
	FedEx Corp.	3.900%	2/1/35	200	186
	FedEx Corp.	3.875%	8/1/42	125	111
	FedEx Corp.	4.100%	4/15/43	75	69
	FedEx Corp.	5.100%	1/15/44	150	157
	FedEx Corp.	4.750%	11/15/45	250	249
	FedEx Corp.	4.550%	4/1/46	225	217
	FedEx Corp.	4.400%	1/15/47	125	118
	FedEx Corp.	4.050%	2/15/48	200	179
	FedEx Corp.	4.500%	2/1/65	60	54
	JB Hunt Transport Services Inc.	3.300%	8/15/22	100	99
	Kansas City Southern	3.000%	5/15/23	750	719
	Kansas City Southern	4.300%	5/15/43	75	69
	Kansas City Southern	4.950%	8/15/45	125	126
	Kansas City Southern	4.700%	5/1/48	100	97
	Kirby Corp.	4.200%	3/1/28	100	99
[4]	Latam Airlines 2015-1 Pass Through
	Trust A	4.200%	8/15/29	109	103
	Norfolk Southern Corp.	3.000%	4/1/22	225	222
	Norfolk Southern Corp.	2.903%	2/15/23	48	47
	Norfolk Southern Corp.	5.590%	5/17/25	50	54
	Norfolk Southern Corp.	7.800%	5/15/27	60	76
	Norfolk Southern Corp.	3.150%	6/1/27	250	234
	Norfolk Southern Corp.	4.837%	10/1/41	113	118
	Norfolk Southern Corp.	4.450%	6/15/45	75	75
	Norfolk Southern Corp.	4.650%	1/15/46	75	77
	Norfolk Southern Corp.	4.050%	8/15/52	239	220
	Norfolk Southern Corp.	6.000%	3/15/05	59	68
	Ryder System Inc.	2.650%	3/2/20	25	25
	Ryder System Inc.	2.500%	5/11/20	50	49
	Ryder System Inc.	2.250%	9/1/21	50	48
	Ryder System Inc.	3.400%	3/1/23	75	74
	Ryder System Inc.	3.750%	6/9/23	225	225
	Southwest Airlines Co.	2.750%	11/6/19	50	50
	Southwest Airlines Co.	2.650%	11/5/20	125	123
	Southwest Airlines Co.	3.000%	11/15/26	100	92
	Southwest Airlines Co.	3.450%	11/16/27	50	48
[4]	Southwest Airlines Co. 2007-1 Pass
	Through Trust	6.150%	2/1/24	28	29
[4]	Spirit Airlines Class A Pass Through
	Certificates Series 2015-1	4.100%	10/1/29	22	21
	Trinity Industries Inc.	4.550%	10/1/24	60	57
	Union Pacific Corp.	2.250%	6/19/20	225	221

	Union Pacific Corp.	3.200%	6/8/21	100	100
	Union Pacific Corp.	4.163%	7/15/22	534	551
	Union Pacific Corp.	2.950%	1/15/23	25	24
	Union Pacific Corp.	3.500%	6/8/23	150	150
	Union Pacific Corp.	3.250%	1/15/25	200	194
	Union Pacific Corp.	3.750%	7/15/25	125	125
	Union Pacific Corp.	3.250%	8/15/25	50	48
	Union Pacific Corp.	2.750%	3/1/26	75	70
	Union Pacific Corp.	3.950%	9/10/28	200	200
	Union Pacific Corp.	3.375%	2/1/35	100	90
	Union Pacific Corp.	3.600%	9/15/37	290	265
	Union Pacific Corp.	4.375%	9/10/38	125	126
	Union Pacific Corp.	4.050%	11/15/45	150	143
	Union Pacific Corp.	4.500%	9/10/48	100	101
	Union Pacific Corp.	3.799%	10/1/51	560	495
	Union Pacific Corp.	3.875%	2/1/55	100	87
	Union Pacific Corp.	4.375%	11/15/65	135	124
	Union Pacific Corp.	4.100%	9/15/67	100	87
[4]	United Airlines 2013-1 Class A Pass
	Through Trust	4.300%	2/15/27	62	63
[4]	United Airlines 2014-1 Class A Pass
	Through Trust	4.000%	10/11/27	83	83
[4]	United Airlines 2015-1 Class A Pass
	Through Trust	3.700%	6/1/24	60	59
[4]	United Airlines 2015-1 Class AA Pass
	Through Trust	3.450%	12/1/27	158	152
[4]	United Airlines 2016-1 Class A Pass
	Through Trust	3.450%	1/7/30	49	47
[4]	United Airlines 2016-1 Class AA Pass
	Through Trust	3.100%	7/7/28	389	367
[4]	United Airlines 2016-2 Class A Pass
	Through Trust	3.100%	10/7/28	49	45
[4]	United Airlines 2016-2 Class AA Pass
	Through Trust	2.875%	10/7/28	73	68
	United Parcel Service Inc.	3.125%	1/15/21	250	251
	United Parcel Service Inc.	2.050%	4/1/21	150	146
	United Parcel Service Inc.	2.450%	10/1/22	550	532
	United Parcel Service Inc.	2.500%	4/1/23	200	193
	United Parcel Service Inc.	2.800%	11/15/24	400	383
	United Parcel Service Inc.	2.400%	11/15/26	150	136
	United Parcel Service Inc.	3.050%	11/15/27	200	190
	United Parcel Service Inc.	6.200%	1/15/38	278	348
	United Parcel Service Inc.	4.875%	11/15/40	75	82
	United Parcel Service Inc.	3.625%	10/1/42	75	69
	United Parcel Service Inc.	3.400%	11/15/46	85	73
	United Parcel Service Inc.	3.750%	11/15/47	200	184
[4]	US Airways 2012-2 Class A Pass
	Through Trust	4.625%	12/3/26	34	35
[4]	US Airways 2013-1 Class A Pass
	Through Trust	3.950%	5/15/27	74	74
					563,586
Utilities (2.0%)
	Electric (1.8%)
	AEP Texas Inc.	2.400%	10/1/22	75	72
[9]	AEP Texas Inc.	3.950%	6/1/28	100	100
	AEP Texas Inc.	3.800%	10/1/47	50	47
	AEP Transmission Co. LLC	4.000%	12/1/46	75	73
	AEP Transmission Co. LLC	3.750%	12/1/47	100	92
	Alabama Power Co.	6.125%	5/15/38	50	62
	Alabama Power Co.	3.850%	12/1/42	25	24
	Alabama Power Co.	4.150%	8/15/44	75	74
	Alabama Power Co.	3.750%	3/1/45	150	139
	Alabama Power Co.	4.300%	1/2/46	250	251
	Alabama Power Co.	3.700%	12/1/47	100	93
	Alabama Power Co.	4.300%	7/15/48	100	102
	Ameren Corp.	2.700%	11/15/20	100	99
	Ameren Corp.	3.650%	2/15/26	80	77
	Ameren Illinois Co.	2.700%	9/1/22	250	243
	Ameren Illinois Co.	3.800%	5/15/28	75	75
	Ameren Illinois Co.	3.700%	12/1/47	150	140

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
American Electric Power Co. Inc.	2.150%	11/13/20	75	73
American Electric Power Co. Inc.	2.950%	12/15/22	25	24
American Electric Power Co. Inc.	3.200%	11/13/27	75	70
Appalachian Power Co.	4.600%	3/30/21	50	51
Appalachian Power Co.	3.300%	6/1/27	500	480
Arizona Public Service Co.	3.150%	5/15/25	100	97
Arizona Public Service Co.	2.950%	9/15/27	50	47
Arizona Public Service Co.	4.500%	4/1/42	25	26
Arizona Public Service Co.	4.350%	11/15/45	125	127
Arizona Public Service Co.	3.750%	5/15/46	125	117
Avangrid Inc.	3.150%	12/1/24	140	135
Avista Corp.	4.350%	6/1/48	75	76
Baltimore Gas & Electric Co.	3.500%	11/15/21	350	353
Baltimore Gas & Electric Co.	2.400%	8/15/26	50	45
Baltimore Gas & Electric Co.	3.500%	8/15/46	100	89
Baltimore Gas & Electric Co.	3.750%	8/15/47	125	116
Berkshire Hathaway Energy Co.	2.375%	1/15/21	100	98
Berkshire Hathaway Energy Co.	2.800%	1/15/23	125	122
Berkshire Hathaway Energy Co.	3.750%	11/15/23	100	101
Berkshire Hathaway Energy Co.	3.500%	2/1/25	100	99
Berkshire Hathaway Energy Co.	3.250%	4/15/28	125	119
Berkshire Hathaway Energy Co.	6.125%	4/1/36	100	123
Berkshire Hathaway Energy Co.	5.950%	5/15/37	225	274
Berkshire Hathaway Energy Co.	6.500%	9/15/37	200	257
Berkshire Hathaway Energy Co.	5.150%	11/15/43	150	167
Berkshire Hathaway Energy Co.	4.500%	2/1/45	150	153
Berkshire Hathaway Energy Co.	3.800%	7/15/48	50	46
Black Hills Corp.	3.950%	1/15/26	75	74
Black Hills Corp.	3.150%	1/15/27	75	70
Black Hills Corp.	4.200%	9/15/46	100	96
CenterPoint Energy Houston Electric
LLC	1.850%	6/1/21	250	240
CenterPoint Energy Houston Electric
LLC	2.400%	9/1/26	300	272
CenterPoint Energy Houston Electric
LLC	6.950%	3/15/33	50	65
CenterPoint Energy Houston Electric
LLC	3.950%	3/1/48	75	73
CenterPoint Energy Inc.	2.500%	9/1/22	100	96
Cleco Corporate Holdings LLC	3.743%	5/1/26	100	94
Cleco Corporate Holdings LLC	4.973%	5/1/46	125	122
Cleveland Electric Illuminating Co.	5.500%	8/15/24	225	246
Cleveland Electric Illuminating Co.	5.950%	12/15/36	75	88
CMS Energy Corp.	5.050%	3/15/22	25	26
CMS Energy Corp.	3.000%	5/15/26	75	70
CMS Energy Corp.	3.450%	8/15/27	50	48
CMS Energy Corp.	4.875%	3/1/44	75	80
Commonwealth Edison Co.	4.000%	8/1/20	25	25
Commonwealth Edison Co.	2.950%	8/15/27	75	70
Commonwealth Edison Co.	5.900%	3/15/36	150	183
Commonwealth Edison Co.	6.450%	1/15/38	175	229
Commonwealth Edison Co.	4.600%	8/15/43	75	81
Commonwealth Edison Co.	4.700%	1/15/44	175	190
Commonwealth Edison Co.	3.700%	3/1/45	75	70
Commonwealth Edison Co.	3.650%	6/15/46	175	161
Commonwealth Edison Co.	3.750%	8/15/47	100	94
Commonwealth Edison Co.	4.000%	3/1/48	150	146
Connecticut Light & Power Co.	2.500%	1/15/23	125	121
Connecticut Light & Power Co.	3.200%	3/15/27	50	48
Connecticut Light & Power Co.	4.300%	4/15/44	150	155
Connecticut Light & Power Co.	4.000%	4/1/48	125	124
Consolidated Edison Co. of New York
Inc.	4.450%	6/15/20	200	205
Consolidated Edison Co. of New York
Inc.	5.300%	3/1/35	200	228
Consolidated Edison Co. of New York
Inc.	5.850%	3/15/36	275	323
Consolidated Edison Co. of New York
Inc.	6.200%	6/15/36	75	92
Consolidated Edison Co. of New York
Inc.	3.950%	3/1/43	125	118

	Consolidated Edison Co. of New York
	Inc.	4.450%	3/15/44	200	204
	Consolidated Edison Co. of New York
	Inc.	4.500%	12/1/45	375	388
	Consolidated Edison Co. of New York
	Inc.	3.850%	6/15/46	145	135
	Consolidated Edison Co. of New York
	Inc.	3.875%	6/15/47	75	70
	Consolidated Edison Co. of New York
	Inc.	4.000%	11/15/57	75	69
	Consolidated Edison Co. of New York
	Inc.	4.500%	5/15/58	120	120
	Consolidated Edison Inc.	2.000%	3/15/20	75	74
	Consolidated Edison Inc.	2.000%	5/15/21	75	72
	Constellation Energy Group Inc.	5.150%	12/1/20	200	207
	Consumers Energy Co.	3.375%	8/15/23	275	274
	Consumers Energy Co.	3.950%	5/15/43	75	74
	Consumers Energy Co.	3.250%	8/15/46	50	44
	Consumers Energy Co.	3.950%	7/15/47	50	49
	Consumers Energy Co.	4.050%	5/15/48	125	125
	Delmarva Power & Light Co.	3.500%	11/15/23	25	25
	Delmarva Power & Light Co.	4.150%	5/15/45	100	99
	Dominion Energy Inc.	2.500%	12/1/19	50	50
	Dominion Energy Inc.	2.579%	7/1/20	100	99
	Dominion Energy Inc.	3.625%	12/1/24	50	49
	Dominion Energy Inc.	3.900%	10/1/25	125	123
	Dominion Energy Inc.	2.850%	8/15/26	100	91
	Dominion Energy Inc.	4.250%	6/1/28	50	50
	Dominion Energy Inc.	6.300%	3/15/33	75	88
	Dominion Energy Inc.	5.950%	6/15/35	225	258
	Dominion Energy Inc.	4.900%	8/1/41	80	82
	Dominion Energy Inc.	4.050%	9/15/42	200	184
	Dominion Energy Inc.	4.700%	12/1/44	100	101
[4]	Dominion Energy Inc.	5.750%	10/1/54	100	104
	DTE Electric Co.	3.650%	3/15/24	175	176
	DTE Electric Co.	3.375%	3/1/25	150	148
	DTE Electric Co.	4.000%	4/1/43	225	221
	DTE Electric Co.	3.700%	6/1/46	50	47
	DTE Electric Co.	3.750%	8/15/47	100	94
	DTE Energy Co.	1.500%	10/1/19	100	98
	DTE Energy Co.	2.400%	12/1/19	100	99
	DTE Energy Co.	2.850%	10/1/26	300	274
	DTE Energy Co.	3.800%	3/15/27	75	73
	DTE Energy Co.	6.375%	4/15/33	75	90
	Duke Energy Carolinas LLC	4.300%	6/15/20	325	330
	Duke Energy Carolinas LLC	3.900%	6/15/21	500	509
	Duke Energy Carolinas LLC	3.050%	3/15/23	100	99
	Duke Energy Carolinas LLC	2.950%	12/1/26	175	165
	Duke Energy Carolinas LLC	6.000%	12/1/28	125	147
	Duke Energy Carolinas LLC	6.100%	6/1/37	100	124
	Duke Energy Carolinas LLC	6.000%	1/15/38	25	31
	Duke Energy Carolinas LLC	6.050%	4/15/38	25	31
	Duke Energy Carolinas LLC	5.300%	2/15/40	150	174
	Duke Energy Carolinas LLC	4.000%	9/30/42	75	73
	Duke Energy Carolinas LLC	3.875%	3/15/46	100	95
	Duke Energy Carolinas LLC	3.700%	12/1/47	100	93
	Duke Energy Carolinas LLC	3.950%	3/15/48	100	97
	Duke Energy Corp.	5.050%	9/15/19	250	256
	Duke Energy Corp.	2.400%	8/15/22	250	240
	Duke Energy Corp.	3.050%	8/15/22	275	270
	Duke Energy Corp.	3.750%	4/15/24	325	324
	Duke Energy Corp.	3.150%	8/15/27	300	278
	Duke Energy Corp.	4.800%	12/15/45	125	130
	Duke Energy Corp.	3.750%	9/1/46	405	359
[4]	Duke Energy Florida LLC	2.100%	12/15/19	56	56
	Duke Energy Florida LLC	3.800%	7/15/28	100	101
	Duke Energy Florida LLC	6.350%	9/15/37	225	288
	Duke Energy Florida LLC	6.400%	6/15/38	200	258
	Duke Energy Florida LLC	3.850%	11/15/42	200	189
	Duke Energy Florida LLC	3.400%	10/1/46	100	88
	Duke Energy Florida LLC	4.200%	7/15/48	200	202

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Duke Energy Florida Project Finance
	LLC	1.196%	3/1/22	25	25
[4]	Duke Energy Florida Project Finance
	LLC	1.731%	9/1/22	50	47
[4]	Duke Energy Florida Project Finance
	LLC	2.538%	9/1/29	100	91
[4]	Duke Energy Florida Project Finance
	LLC	2.858%	3/1/33	50	45
[4]	Duke Energy Florida Project Finance
	LLC	3.112%	9/1/36	75	70
	Duke Energy Indiana LLC	3.750%	7/15/20	25	25
	Duke Energy Indiana LLC	6.350%	8/15/38	225	292
	Duke Energy Indiana LLC	3.750%	5/15/46	225	210
	Duke Energy Ohio Inc.	3.700%	6/15/46	25	23
	Duke Energy Progress LLC	2.800%	5/15/22	100	98
	Duke Energy Progress LLC	4.375%	3/30/44	300	310
	Duke Energy Progress LLC	4.150%	12/1/44	100	99
	Duke Energy Progress LLC	3.700%	10/15/46	50	46
	Duke Energy Progress LLC	3.600%	9/15/47	100	91
	Edison International	2.125%	4/15/20	75	73
	Edison International	2.400%	9/15/22	25	24
	Edison International	2.950%	3/15/23	200	192
	Edison International	4.125%	3/15/28	100	98
	El Paso Electric Co.	6.000%	5/15/35	50	57
	El Paso Electric Co.	5.000%	12/1/44	75	76
	Emera US Finance LP	2.700%	6/15/21	125	122
	Emera US Finance LP	3.550%	6/15/26	150	141
	Emera US Finance LP	4.750%	6/15/46	380	374
	Enel Chile SA	4.875%	6/12/28	125	126
	Entergy Arkansas Inc.	3.750%	2/15/21	50	51
	Entergy Arkansas Inc.	3.500%	4/1/26	50	49
	Entergy Corp.	4.000%	7/15/22	150	152
	Entergy Corp.	2.950%	9/1/26	200	183
	Entergy Louisiana LLC	5.400%	11/1/24	175	191
	Entergy Louisiana LLC	2.400%	10/1/26	75	68
	Entergy Louisiana LLC	3.120%	9/1/27	100	95
	Entergy Louisiana LLC	3.050%	6/1/31	450	413
	Entergy Louisiana LLC	4.000%	3/15/33	150	150
	Entergy Louisiana LLC	4.950%	1/15/45	150	152
	Entergy Mississippi Inc.	2.850%	6/1/28	125	115
	Eversource Energy	4.500%	11/15/19	75	76
	Eversource Energy	2.500%	3/15/21	100	98
	Eversource Energy	2.750%	3/15/22	75	73
	Eversource Energy	2.900%	10/1/24	50	47
	Eversource Energy	3.150%	1/15/25	125	121
	Eversource Energy	3.300%	1/15/28	100	94
	Exelon Corp.	2.850%	6/15/20	75	74
	Exelon Corp.	3.497%	6/1/22	200	198
	Exelon Corp.	3.950%	6/15/25	200	198
	Exelon Corp.	3.400%	4/15/26	200	190
	Exelon Corp.	4.950%	6/15/35	225	236
	Exelon Corp.	5.625%	6/15/35	20	23
	Exelon Corp.	5.100%	6/15/45	225	240
	Exelon Corp.	4.450%	4/15/46	175	170
	Exelon Generation Co. LLC	2.950%	1/15/20	400	397
	Exelon Generation Co. LLC	4.000%	10/1/20	100	101
	Exelon Generation Co. LLC	5.750%	10/1/41	100	100
	Exelon Generation Co. LLC	5.600%	6/15/42	205	206
	FirstEnergy Corp.	2.850%	7/15/22	100	96
	FirstEnergy Corp.	3.900%	7/15/27	300	289
	FirstEnergy Corp.	7.375%	11/15/31	475	613
	FirstEnergy Corp.	4.850%	7/15/47	200	204
	Florida Power & Light Co.	5.625%	4/1/34	25	30
	Florida Power & Light Co.	5.960%	4/1/39	375	468
	Florida Power & Light Co.	4.125%	2/1/42	170	171
	Florida Power & Light Co.	4.050%	6/1/42	125	125
	Florida Power & Light Co.	3.800%	12/15/42	75	72
	Florida Power & Light Co.	3.700%	12/1/47	150	142
	Florida Power & Light Co.	3.950%	3/1/48	325	319
	Florida Power & Light Co.	4.125%	6/1/48	100	101
	Fortis Inc.	2.100%	10/4/21	100	96

	Fortis Inc.	3.055%	10/4/26	475	432
	Georgia Power Co.	2.000%	9/8/20	400	391
	Georgia Power Co.	2.400%	4/1/21	350	341
	Georgia Power Co.	3.250%	4/1/26	100	96
	Georgia Power Co.	4.750%	9/1/40	475	512
	Georgia Power Co.	4.300%	3/15/43	100	100
	Great Plains Energy Inc.	4.850%	6/1/21	100	103
	Gulf Power Co.	3.300%	5/30/27	50	48
	Iberdrola International BV	6.750%	7/15/36	75	92
	Indiana Michigan Power Co.	3.850%	5/15/28	250	250
	Indiana Michigan Power Co.	3.750%	7/1/47	150	138
	Interstate Power & Light Co.	3.250%	12/1/24	50	49
	Interstate Power & Light Co.	6.250%	7/15/39	50	64
	Interstate Power & Light Co.	3.700%	9/15/46	75	69
	ITC Holdings Corp.	2.700%	11/15/22	100	96
	ITC Holdings Corp.	3.650%	6/15/24	75	74
	ITC Holdings Corp.	3.350%	11/15/27	100	94
	ITC Holdings Corp.	5.300%	7/1/43	300	341
[4]	John Sevier Combined Cycle
	Generation LLC	4.626%	1/15/42	69	72
	Kansas City Power & Light Co.	3.150%	3/15/23	75	73
	Kansas City Power & Light Co.	6.050%	11/15/35	50	60
	Kansas City Power & Light Co.	5.300%	10/1/41	100	113
	Kansas City Power & Light Co.	4.200%	6/15/47	100	100
	Kentucky Utilities Co.	3.250%	11/1/20	50	50
	Kentucky Utilities Co.	5.125%	11/1/40	125	142
	LG&E & KU Energy LLC	4.375%	10/1/21	75	77
	Louisville Gas & Electric Co.	3.300%	10/1/25	75	73
	MidAmerican Energy Co.	3.100%	5/1/27	150	144
	MidAmerican Energy Co.	6.750%	12/30/31	125	160
	MidAmerican Energy Co.	5.750%	11/1/35	125	149
	MidAmerican Energy Co.	4.800%	9/15/43	75	82
	MidAmerican Energy Co.	3.950%	8/1/47	100	97
	Mississippi Power Co.	4.250%	3/15/42	100	94
	National Rural Utilities Cooperative
	Finance Corp.	2.300%	11/15/19	175	174
	National Rural Utilities Cooperative
	Finance Corp.	2.000%	1/27/20	100	99
	National Rural Utilities Cooperative
	Finance Corp.	2.350%	6/15/20	75	74
	National Rural Utilities Cooperative
	Finance Corp.	2.300%	11/1/20	200	196
	National Rural Utilities Cooperative
	Finance Corp.	2.900%	3/15/21	50	50
	National Rural Utilities Cooperative
	Finance Corp.	2.700%	2/15/23	300	291
	National Rural Utilities Cooperative
	Finance Corp.	2.950%	2/7/24	250	241
	National Rural Utilities Cooperative
	Finance Corp.	4.023%	11/1/32	204	201
[4]	National Rural Utilities Cooperative
	Finance Corp.	4.750%	4/30/43	25	25
[4]	National Rural Utilities Cooperative
	Finance Corp.	5.250%	4/20/46	75	77
	Nevada Power Co.	2.750%	4/15/20	100	100
	Nevada Power Co.	6.750%	7/1/37	75	98
	NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	425	422
	NextEra Energy Capital Holdings Inc.	2.800%	1/15/23	105	101
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	250	239
[4]	NextEra Energy Capital Holdings Inc.	4.800%	12/1/77	125	117
	Northern States Power Co.	2.200%	8/15/20	50	49
	Northern States Power Co.	6.250%	6/1/36	75	93
	Northern States Power Co.	6.200%	7/1/37	50	63
	Northern States Power Co.	5.350%	11/1/39	175	203
	Northern States Power Co.	3.400%	8/15/42	105	94
	Northern States Power Co.	4.000%	8/15/45	50	49
	NSTAR Electric Co.	2.375%	10/15/22	125	120
	NSTAR Electric Co.	3.200%	5/15/27	125	120
	NSTAR Electric Co.	5.500%	3/15/40	75	88
	Oglethorpe Power Corp.	5.950%	11/1/39	50	60
	Oglethorpe Power Corp.	5.375%	11/1/40	175	198

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Ohio Edison Co.	6.875%	7/15/36	100	131
Ohio Power Co.	5.375%	10/1/21	175	187
Ohio Power Co.	4.150%	4/1/48	100	101
Oklahoma Gas & Electric Co.	4.150%	4/1/47	50	49
Oklahoma Gas & Electric Co.	3.850%	8/15/47	75	72
Oncor Electric Delivery Co. LLC	4.100%	6/1/22	175	179
Oncor Electric Delivery Co. LLC	2.950%	4/1/25	75	72
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	50	68
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	125	176
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	125	143
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	75	79
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	100	115
Oncor Electric Delivery Co. LLC	3.750%	4/1/45	100	95
Oncor Electric Delivery Co. LLC	3.800%	9/30/47	50	48
Pacific Gas & Electric Co.	2.450%	8/15/22	500	464
Pacific Gas & Electric Co.	3.250%	6/15/23	300	286
Pacific Gas & Electric Co.	3.750%	2/15/24	50	48
Pacific Gas & Electric Co.	3.400%	8/15/24	50	47
Pacific Gas & Electric Co.	3.500%	6/15/25	125	116
Pacific Gas & Electric Co.	3.300%	12/1/27	275	247
Pacific Gas & Electric Co.	6.050%	3/1/34	550	594
Pacific Gas & Electric Co.	5.800%	3/1/37	250	261
Pacific Gas & Electric Co.	6.350%	2/15/38	100	108
Pacific Gas & Electric Co.	6.250%	3/1/39	100	109
Pacific Gas & Electric Co.	5.400%	1/15/40	75	76
Pacific Gas & Electric Co.	4.450%	4/15/42	225	203
Pacific Gas & Electric Co.	4.600%	6/15/43	375	345
Pacific Gas & Electric Co.	4.750%	2/15/44	150	142
Pacific Gas & Electric Co.	4.000%	12/1/46	75	65
Pacific Gas & Electric Co.	3.950%	12/1/47	175	150
PacifiCorp	2.950%	2/1/22	100	99
PacifiCorp	3.600%	4/1/24	125	126
PacifiCorp	7.700%	11/15/31	450	614
PacifiCorp	5.250%	6/15/35	100	115
PacifiCorp	6.100%	8/1/36	75	94
PacifiCorp	6.350%	7/15/38	75	97
PacifiCorp	4.100%	2/1/42	200	199
PECO Energy Co.	2.375%	9/15/22	300	288
Pinnacle West Capital Corp.	2.250%	11/30/20	100	98
PNM Resources Inc.	3.250%	3/9/21	50	50
Potomac Electric Power Co.	6.500%	11/15/37	100	130
Potomac Electric Power Co.	4.150%	3/15/43	150	149
PPL Capital Funding Inc.	4.200%	6/15/22	25	25
PPL Capital Funding Inc.	3.500%	12/1/22	115	114
PPL Capital Funding Inc.	3.400%	6/1/23	100	98
PPL Capital Funding Inc.	3.950%	3/15/24	50	50
PPL Capital Funding Inc.	3.100%	5/15/26	100	93
PPL Capital Funding Inc.	4.700%	6/1/43	75	76
PPL Capital Funding Inc.	5.000%	3/15/44	200	207
PPL Capital Funding Inc.	4.000%	9/15/47	75	69
PPL Electric Utilities Corp.	3.000%	9/15/21	275	273
PPL Electric Utilities Corp.	4.125%	6/15/44	50	50
PPL Electric Utilities Corp.	4.150%	10/1/45	75	75
PPL Electric Utilities Corp.	3.950%	6/1/47	75	73
PPL Electric Utilities Corp.	4.150%	6/15/48	75	76
Progress Energy Inc.	4.400%	1/15/21	100	102
Progress Energy Inc.	3.150%	4/1/22	40	39
Progress Energy Inc.	7.000%	10/30/31	119	151
Progress Energy Inc.	6.000%	12/1/39	125	152
PSEG Power LLC	3.850%	6/1/23	125	124
PSEG Power LLC	8.625%	4/15/31	96	126
Public Service Co. of Colorado	3.200%	11/15/20	25	25
Public Service Co. of Colorado	3.700%	6/15/28	75	75
Public Service Co. of Colorado	3.600%	9/15/42	175	166
Public Service Co. of Colorado	4.100%	6/15/48	75	75
Public Service Co. of New Hampshire	3.500%	11/1/23	50	50
Public Service Electric & Gas Co.	1.900%	3/15/21	150	145
Public Service Electric & Gas Co.	3.000%	5/15/25	80	77
Public Service Electric & Gas Co.	2.250%	9/15/26	250	226
Public Service Electric & Gas Co.	3.000%	5/15/27	75	71
Public Service Electric & Gas Co.	3.800%	3/1/46	250	241

	Public Service Electric & Gas Co.	3.600%	12/1/47	75	69
	Public Service Enterprise Group Inc.	2.650%	11/15/22	100	96
	Puget Energy Inc.	6.000%	9/1/21	100	107
	Puget Energy Inc.	3.650%	5/15/25	400	389
	Puget Sound Energy Inc.	6.274%	3/15/37	125	159
	Puget Sound Energy Inc.	5.757%	10/1/39	75	92
	Puget Sound Energy Inc.	4.300%	5/20/45	100	102
	Puget Sound Energy Inc.	4.223%	6/15/48	125	127
	San Diego Gas & Electric Co.	2.500%	5/15/26	250	230
	San Diego Gas & Electric Co.	4.500%	8/15/40	100	104
	San Diego Gas & Electric Co.	3.750%	6/1/47	75	71
	San Diego Gas & Electric Co.	4.150%	5/15/48	75	74
	Sierra Pacific Power Co.	2.600%	5/1/26	100	92
	South Carolina Electric & Gas Co.	6.625%	2/1/32	50	59
	South Carolina Electric & Gas Co.	6.050%	1/15/38	125	142
	South Carolina Electric & Gas Co.	5.450%	2/1/41	75	80
	South Carolina Electric & Gas Co.	4.600%	6/15/43	75	73
	South Carolina Electric & Gas Co.	4.100%	6/15/46	350	318
	South Carolina Electric & Gas Co.	4.500%	6/1/64	50	45
	Southern California Edison Co.	2.900%	3/1/21	100	99
	Southern California Edison Co.	3.875%	6/1/21	275	279
[4]	Southern California Edison Co.	1.845%	2/1/22	57	56
	Southern California Edison Co.	2.400%	2/1/22	300	289
	Southern California Edison Co.	3.400%	6/1/23	75	75
	Southern California Edison Co.	3.500%	10/1/23	175	175
	Southern California Edison Co.	3.650%	3/1/28	100	98
	Southern California Edison Co.	6.650%	4/1/29	75	91
	Southern California Edison Co.	5.750%	4/1/35	75	86
	Southern California Edison Co.	5.350%	7/15/35	200	229
	Southern California Edison Co.	5.625%	2/1/36	125	144
	Southern California Edison Co.	5.500%	3/15/40	100	113
	Southern California Edison Co.	4.500%	9/1/40	75	75
	Southern California Edison Co.	4.050%	3/15/42	125	117
	Southern California Edison Co.	3.900%	3/15/43	100	92
	Southern California Edison Co.	4.650%	10/1/43	85	87
	Southern California Edison Co.	4.000%	4/1/47	150	139
	Southern California Edison Co.	4.125%	3/1/48	250	236
	Southern Co.	1.850%	7/1/19	75	74
	Southern Co.	2.150%	9/1/19	50	50
	Southern Co.	2.750%	6/15/20	250	247
	Southern Co.	2.350%	7/1/21	300	289
	Southern Co.	3.250%	7/1/26	350	328
	Southern Co.	4.250%	7/1/36	200	194
	Southern Co.	4.400%	7/1/46	360	351
	Southern Power Co.	2.375%	6/1/20	50	49
	Southern Power Co.	2.500%	12/15/21	350	339
	Southern Power Co.	4.150%	12/1/25	100	100
	Southern Power Co.	5.150%	9/15/41	100	102
	Southern Power Co.	5.250%	7/15/43	50	52
	Southern Power Co.	4.950%	12/15/46	75	74
	Southwestern Electric Power Co.	2.750%	10/1/26	100	91
	Southwestern Electric Power Co.	6.200%	3/15/40	50	61
	Southwestern Electric Power Co.	3.900%	4/1/45	200	187
	Southwestern Electric Power Co.	3.850%	2/1/48	125	115
	Southwestern Public Service Co.	3.300%	6/15/24	165	162
	Southwestern Public Service Co.	4.500%	8/15/41	100	104
	Southwestern Public Service Co.	3.400%	8/15/46	275	241
	Southwestern Public Service Co.	3.700%	8/15/47	75	71
	Tampa Electric Co.	4.100%	6/15/42	50	49
	Tampa Electric Co.	4.350%	5/15/44	50	50
	Tampa Electric Co.	4.300%	6/15/48	75	74
	TECO Finance Inc.	5.150%	3/15/20	50	52
	Toledo Edison Co.	6.150%	5/15/37	75	90
	TransAlta Corp.	4.500%	11/15/22	100	99
	TransAlta Corp.	6.500%	3/15/40	75	74
	Tucson Electric Power Co.	3.050%	3/15/25	50	47
	UIL Holdings Corp.	4.625%	10/1/20	75	77
	Union Electric Co.	3.500%	4/15/24	75	75
	Union Electric Co.	8.450%	3/15/39	150	227
	Union Electric Co.	3.650%	4/15/45	125	117
	Union Electric Co.	4.000%	4/1/48	75	74

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Virginia Electric & Power Co.	3.450%	2/15/24	50	50
	Virginia Electric & Power Co.	2.950%	11/15/26	75	70
	Virginia Electric & Power Co.	3.500%	3/15/27	250	245
	Virginia Electric & Power Co.	3.800%	4/1/28	350	349
	Virginia Electric & Power Co.	6.000%	1/15/36	125	150
	Virginia Electric & Power Co.	6.000%	5/15/37	150	184
	Virginia Electric & Power Co.	6.350%	11/30/37	50	63
	Virginia Electric & Power Co.	4.000%	1/15/43	100	95
	Virginia Electric & Power Co.	4.450%	2/15/44	475	482
	Virginia Electric & Power Co.	4.200%	5/15/45	75	74
	Virginia Electric & Power Co.	4.000%	11/15/46	100	96
	Virginia Electric & Power Co.	3.800%	9/15/47	100	92
	WEC Energy Group Inc.	2.450%	6/15/20	75	74
	WEC Energy Group Inc.	3.550%	6/15/25	200	197
	Westar Energy Inc.	2.550%	7/1/26	150	137
	Westar Energy Inc.	3.100%	4/1/27	100	95
	Westar Energy Inc.	4.125%	3/1/42	200	198
	Westar Energy Inc.	4.100%	4/1/43	100	100
	Westar Energy Inc.	4.250%	12/1/45	25	25
	Wisconsin Electric Power Co.	2.950%	9/15/21	75	75
	Wisconsin Power & Light Co.	6.375%	8/15/37	100	128
	Xcel Energy Inc.	4.700%	5/15/20	100	102
	Xcel Energy Inc.	2.400%	3/15/21	100	97
	Xcel Energy Inc.	2.600%	3/15/22	75	73
	Xcel Energy Inc.	3.300%	6/1/25	325	314
	Xcel Energy Inc.	3.350%	12/1/26	75	72
	Xcel Energy Inc.	4.000%	6/15/28	75	75

	Natural Gas (0.2%)
	Atmos Energy Corp.	3.000%	6/15/27	100	95
	Atmos Energy Corp.	5.500%	6/15/41	200	234
	Atmos Energy Corp.	4.150%	1/15/43	100	99
	Atmos Energy Corp.	4.125%	10/15/44	50	50
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	25	25
	CenterPoint Energy Resources Corp.	3.550%	4/1/23	50	50
	CenterPoint Energy Resources Corp.	4.000%	4/1/28	100	99
	CenterPoint Energy Resources Corp.	5.850%	1/15/41	250	297
	CenterPoint Energy Resources Corp.	4.100%	9/1/47	50	48
	KeySpan Corp.	5.803%	4/1/35	50	58
	NiSource Finance Corp.	2.650%	11/17/22	75	72
	NiSource Finance Corp.	3.490%	5/15/27	250	239
	NiSource Finance Corp.	5.950%	6/15/41	100	118
	NiSource Finance Corp.	4.800%	2/15/44	125	129
	NiSource Finance Corp.	5.650%	2/1/45	100	113
	NiSource Finance Corp.	4.375%	5/15/47	250	245
[9]	NiSource Inc.	3.650%	6/15/23	75	75
	ONE Gas Inc.	4.658%	2/1/44	25	26
	Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	50	53
	Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	75	69
	Sempra Energy	1.625%	10/7/19	100	98
	Sempra Energy	2.400%	2/1/20	75	74
	Sempra Energy	2.850%	11/15/20	395	390
	Sempra Energy	2.875%	10/1/22	100	97
	Sempra Energy	2.900%	2/1/23	100	97
	Sempra Energy	4.050%	12/1/23	100	101
	Sempra Energy	3.750%	11/15/25	155	152
	Sempra Energy	3.250%	6/15/27	150	140
	Sempra Energy	3.400%	2/1/28	200	187
	Sempra Energy	3.800%	2/1/38	200	181
	Sempra Energy	6.000%	10/15/39	150	177
	Sempra Energy	4.000%	2/1/48	175	157
	Southern California Gas Co.	2.600%	6/15/26	200	185
	Southern California Gas Co.	3.750%	9/15/42	75	72
	Southern California Gas Co.	4.125%	6/1/48	75	75
	Southern Co. Gas Capital Corp.	3.500%	9/15/21	325	324
	Southern Co. Gas Capital Corp.	3.250%	6/15/26	75	71
	Southern Co. Gas Capital Corp.	5.875%	3/15/41	75	87
	Southern Co. Gas Capital Corp.	4.400%	6/1/43	50	50
	Southern Co. Gas Capital Corp.	3.950%	10/1/46	100	92
	Southern Co. Gas Capital Corp.	4.400%	5/30/47	100	99

Southwest Gas Corp.	3.700%	4/1/28	50	49
Southwest Gas Corp.	3.800%	9/29/46	75	69
Washington Gas Light Co.	3.796%	9/15/46	100	98

Other Utility (0.0%)
American Water Capital Corp.	3.400%	3/1/25	125	123
American Water Capital Corp.	2.950%	9/1/27	200	187
American Water Capital Corp.	6.593%	10/15/37	150	199
American Water Capital Corp.	4.300%	9/1/45	100	100
American Water Capital Corp.	3.750%	9/1/47	200	185
Veolia Environnement SA	6.750%	6/1/38	100	122
				66,664
Total Corporate Bonds (Cost $946,914)				933,900
Sovereign Bonds (4.7%)
African Development Bank	1.875%	3/16/20	500	494
African Development Bank	1.250%	7/26/21	500	477
African Development Bank	2.375%	9/23/21	300	295
African Development Bank	2.125%	11/16/22	700	677
Asian Development Bank	1.000%	8/16/19	300	295
Asian Development Bank	1.750%	1/10/20	600	592
Asian Development Bank	1.500%	1/22/20	700	688
Asian Development Bank	1.625%	5/5/20	525	515
Asian Development Bank	2.250%	1/20/21	500	494
Asian Development Bank	1.625%	3/16/21	500	485
Asian Development Bank	1.750%	6/8/21	625	607
Asian Development Bank	2.000%	2/16/22	650	631
Asian Development Bank	1.875%	2/18/22	600	580
Asian Development Bank	1.750%	9/13/22	900	859
Asian Development Bank	2.750%	3/17/23	1,000	991
Asian Development Bank	2.000%	1/22/25	300	283
Asian Development Bank	2.000%	4/24/26	100	93
Asian Development Bank	2.625%	1/12/27	200	194
Asian Development Bank	2.375%	8/10/27	275	261
Asian Development Bank	6.220%	8/15/27	100	122
Asian Development Bank	2.500%	11/2/27	673	644
Asian Development Bank	5.820%	6/16/28	148	178
Canada	2.000%	11/15/22	570	551
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	300	289
CNOOC Finance 2015 Australia Pty
Ltd.	2.625%	5/5/20	300	296
CNOOC Finance 2015 USA LLC	3.500%	5/5/25	500	481
CNOOC Finance 2015 USA LLC	4.375%	5/2/28	500	501
CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	300	304
Corp. Andina de Fomento	2.200%	7/18/20	455	446
Corp. Andina de Fomento	2.750%	1/6/23	325	314
Council Of Europe Development Bank	1.625%	3/10/20	300	295
Council Of Europe Development Bank	1.625%	3/16/21	200	194
Council Of Europe Development Bank	2.625%	2/13/23	425	419
Ecopetrol SA	5.875%	9/18/23	225	239
Ecopetrol SA	4.125%	1/16/25	200	193
Ecopetrol SA	5.375%	6/26/26	750	770
Ecopetrol SA	7.375%	9/18/43	100	109
Ecopetrol SA	5.875%	5/28/45	200	190
Emirates Telecommunications Group
Co. PJSC	3.500%	6/18/24	200	196
Equinor ASA	2.250%	11/8/19	250	248
Equinor ASA	3.150%	1/23/22	150	150
Equinor ASA	2.450%	1/17/23	450	432
Equinor ASA	4.250%	11/23/41	175	172
Equinor ASA	3.950%	5/15/43	125	119
European Bank for Reconstruction &
Development	0.875%	7/22/19	850	835
European Bank for Reconstruction &
Development	1.750%	11/26/19	500	494
European Bank for Reconstruction &
Development	1.500%	3/16/20	350	343
European Bank for Reconstruction &
Development	1.875%	7/15/21	225	219
	157

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	European Bank for Reconstruction &
	Development	1.500%	11/2/21	150	144
	European Bank for Reconstruction &
	Development	1.875%	2/23/22	200	193
	European Bank for Reconstruction &
	Development	2.750%	3/7/23	425	422
	European Investment Bank	1.125%	8/15/19	1,225	1,207
	European Investment Bank	1.625%	3/16/20	1,200	1,179
	European Investment Bank	1.375%	6/15/20	1,825	1,779
	European Investment Bank	2.875%	9/15/20	1,025	1,028
	European Investment Bank	1.625%	12/15/20	125	122
	European Investment Bank	4.000%	2/16/21	25	26
	European Investment Bank	2.000%	3/15/21	1,450	1,419
	European Investment Bank	2.500%	4/15/21	850	842
	European Investment Bank	2.375%	5/13/21	1,850	1,828
	European Investment Bank	1.625%	6/15/21	1,000	966
	European Investment Bank	1.375%	9/15/21	100	95
	European Investment Bank	2.125%	10/15/21	100	98
	European Investment Bank	2.375%	6/15/22	1,725	1,692
	European Investment Bank	2.000%	12/15/22	725	698
	European Investment Bank	2.500%	3/15/23	600	589
	European Investment Bank	3.250%	1/29/24	400	405
	European Investment Bank	2.500%	10/15/24	200	194
	European Investment Bank	1.875%	2/10/25	1,050	979
	European Investment Bank	2.375%	5/24/27	225	213
	European Investment Bank	4.875%	2/15/36	225	280
[10]	Export Development Canada	1.750%	8/19/19	100	99
[10]	Export Development Canada	1.625%	12/3/19	150	148
	Export Development Canada	1.625%	1/17/20	450	443
	Export Development Canada	1.625%	6/1/20	90	88
	Export Development Canada	2.000%	11/30/20	805	791
	Export Development Canada	1.500%	5/26/21	525	506
	Export Development Canada	1.375%	10/21/21	200	191
	Export Development Canada	2.500%	1/24/23	40	39
	Export Development Canada	2.750%	3/15/23	150	149
	Export-Import Bank of Korea	2.375%	8/12/19	200	199
	Export-Import Bank of Korea	1.500%	10/21/19	175	171
	Export-Import Bank of Korea	2.500%	11/1/20	200	196
	Export-Import Bank of Korea	2.500%	5/10/21	300	292
	Export-Import Bank of Korea	4.375%	9/15/21	75	77
	Export-Import Bank of Korea	1.875%	10/21/21	250	237
	Export-Import Bank of Korea	5.000%	4/11/22	275	288
	Export-Import Bank of Korea	3.000%	11/1/22	600	583
	Export-Import Bank of Korea	4.000%	1/14/24	650	655
	Export-Import Bank of Korea	2.625%	5/26/26	200	183
	FMS Wertmanagement	2.750%	3/6/23	300	297
	FMS Wertmanagement AoeR	1.000%	8/16/19	500	491
[11]	FMS Wertmanagement AoeR	1.750%	1/24/20	500	493
	FMS Wertmanagement AoeR	1.750%	3/17/20	150	148
	FMS Wertmanagement AoeR	2.000%	8/1/22	470	453
	Hydro-Quebec	8.400%	1/15/22	375	436
	Hydro-Quebec	8.050%	7/7/24	200	247
	Industrial & Commercial Bank of China
	Ltd.	3.231%	11/13/19	250	249
	Industrial & Commercial Bank of China
	Ltd.	2.635%	5/26/21	250	243
	Industrial & Commercial Bank of China
	Ltd.	2.957%	11/8/22	250	242
	Industrial & Commercial Bank of China
	Ltd.	3.538%	11/8/27	250	236
	Inter-American Development Bank	1.125%	9/12/19	100	98
	Inter-American Development Bank	3.875%	9/17/19	2,175	2,208
	Inter-American Development Bank	1.750%	10/15/19	600	594
	Inter-American Development Bank	3.875%	2/14/20	50	51
	Inter-American Development Bank	1.625%	5/12/20	250	245
	Inter-American Development Bank	1.875%	6/16/20	275	271
	Inter-American Development Bank	2.625%	4/19/21	700	696
	Inter-American Development Bank	2.125%	1/18/22	700	682
	Inter-American Development Bank	1.750%	4/14/22	800	768
	Inter-American Development Bank	2.500%	1/18/23	825	811

	Inter-American Development Bank	3.000%	10/4/23	625	627
	Inter-American Development Bank	3.000%	2/21/24	650	651
	Inter-American Development Bank	2.125%	1/15/25	400	380
	Inter-American Development Bank	7.000%	6/15/25	100	122
	Inter-American Development Bank	2.000%	6/2/26	750	695
	Inter-American Development Bank	2.375%	7/7/27	450	428
	Inter-American Development Bank	3.200%	8/7/42	100	100
	International Bank for Reconstruction
	& Development	1.250%	7/26/19	1,200	1,185
	International Bank for Reconstruction
	& Development	0.875%	8/15/19	925	909
	International Bank for Reconstruction
	& Development	1.875%	10/7/19	600	595
	International Bank for Reconstruction
	& Development	1.125%	11/27/19	525	514
	International Bank for Reconstruction
	& Development	1.875%	4/21/20	1,250	1,233
	International Bank for Reconstruction
	& Development	1.625%	9/4/20	775	757
	International Bank for Reconstruction
	& Development	1.625%	3/9/21	1,100	1,068
	International Bank for Reconstruction
	& Development	1.375%	5/24/21	1,100	1,058
	International Bank for Reconstruction
	& Development	2.250%	6/24/21	450	443
	International Bank for Reconstruction
	& Development	1.375%	9/20/21	1,975	1,890
	International Bank for Reconstruction
	& Development	2.125%	12/13/21	255	249
	International Bank for Reconstruction
	& Development	2.000%	1/26/22	145	141
	International Bank for Reconstruction
	& Development	1.625%	2/10/22	1,025	983
	International Bank for Reconstruction
	& Development	2.500%	11/25/24	750	730
	International Bank for Reconstruction
	& Development	2.500%	7/29/25	1,150	1,115
	International Bank for Reconstruction
	& Development	2.500%	11/22/27	350	335
	International Bank for Reconstruction
	& Development	4.750%	2/15/35	250	304
	International Finance Corp.	1.750%	9/16/19	300	297
	International Finance Corp.	1.750%	3/30/20	450	443
	International Finance Corp.	2.250%	1/25/21	650	642
	International Finance Corp.	2.125%	4/7/26	600	564
[12]	Japan Bank for International
	Cooperation	2.125%	6/1/20	350	345
[12]	Japan Bank for International
	Cooperation	2.125%	7/21/20	330	325
[12]	Japan Bank for International
	Cooperation	2.125%	11/16/20	344	337
[12]	Japan Bank for International
	Cooperation	1.500%	7/21/21	750	715
[12]	Japan Bank for International
	Cooperation	2.000%	11/4/21	1,250	1,206
[12]	Japan Bank for International
	Cooperation	2.500%	6/1/22	450	439
[12]	Japan Bank for International
	Cooperation	2.375%	7/21/22	250	242
[12]	Japan Bank for International
	Cooperation	2.375%	11/16/22	540	523
[12]	Japan Bank for International
	Cooperation	3.375%	7/31/23	100	101
[12]	Japan Bank for International
	Cooperation	3.000%	5/29/24	500	493
[12]	Japan Bank for International
	Cooperation	2.125%	2/10/25	200	187
[12]	Japan Bank for International
	Cooperation	2.375%	4/20/26	200	188

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[12]	Japan Bank for International
	Cooperation	2.250%	11/4/26	200	185
[12]	Japan Bank for International
	Cooperation	2.750%	11/16/27	800	766
[12]	Japan Finance Organization for
	Municipalities	4.000%	1/13/21	300	306
[12]	Japan International Cooperation
	Agency	2.750%	4/27/27	300	286
[11]	KFW	1.000%	7/15/19	650	640
[11]	KFW	1.500%	9/9/19	2,475	2,444
[11]	KFW	1.750%	10/15/19	200	198
[11]	KFW	2.250%	11/5/19	895	890
[11]	KFW	4.000%	1/27/20	650	663
[11]	KFW	1.500%	4/20/20	625	613
[11]	KFW	1.625%	5/29/20	1,900	1,862
[11]	KFW	1.875%	6/30/20	1,100	1,082
[11]	KFW	2.750%	9/8/20	1,700	1,702
[11]	KFW	2.750%	10/1/20	200	200
[11]	KFW	1.875%	12/15/20	550	538
[11]	KFW	1.625%	3/15/21	900	873
[11]	KFW	1.500%	6/15/21	900	867
[11]	KFW	1.750%	9/15/21	600	580
[11]	KFW	2.125%	3/7/22	1,000	973
[11]	KFW	2.125%	6/15/22	750	729
[11]	KFW	2.000%	10/4/22	950	917
[11]	KFW	2.375%	12/29/22	450	441
[11]	KFW	2.125%	1/17/23	1,025	990
[11]	KFW	2.500%	11/20/24	1,800	1,748
[11]	KFW	2.000%	5/2/25	150	141
[11]	KFW	0.000%	4/18/36	400	228
[11]	KFW	0.000%	6/29/37	200	111
	Korea Development Bank	4.625%	11/16/21	150	155
	Korea Development Bank	3.000%	9/14/22	750	733
	Korea Development Bank	3.375%	3/12/23	700	690
	Korea Development Bank	3.750%	1/22/24	400	399
	Kreditanstalt fuer Wiederaufbau	2.750%	7/15/20	175	175
[11]	Landwirtschaftliche Rentenbank	1.375%	10/23/19	50	49
[11]	Landwirtschaftliche Rentenbank	2.250%	10/1/21	75	74
[11]	Landwirtschaftliche Rentenbank	2.000%	1/13/25	850	801
[11]	Landwirtschaftliche Rentenbank	2.375%	6/10/25	475	457
[11]	Landwirtschaftliche Rentenbank	1.750%	7/27/26	275	250
[11]	Landwirtschaftliche Rentenbank	2.500%	11/15/27	350	335
	Nexen Energy ULC	7.875%	3/15/32	50	67
	Nexen Energy ULC	6.400%	5/15/37	450	551
	Nexen Energy ULC	7.500%	7/30/39	200	275
	Nordic Investment Bank	1.500%	8/9/19	250	247
	Nordic Investment Bank	1.500%	9/29/20	200	195
	Nordic Investment Bank	1.625%	11/20/20	200	195
	Nordic Investment Bank	2.250%	2/1/21	200	197
	Nordic Investment Bank	1.250%	8/2/21	400	381
	North American Development Bank	4.375%	2/11/20	100	101
[13]	Oesterreichische Kontrollbank AG	1.750%	1/24/20	250	247
[13]	Oesterreichische Kontrollbank AG	1.375%	2/10/20	700	686
[13]	Oesterreichische Kontrollbank AG	1.500%	10/21/20	300	291
[4]	Oriental Republic of Uruguay	8.000%	11/18/22	500	565
[4]	Oriental Republic of Uruguay	4.375%	10/27/27	150	152
[4]	Oriental Republic of Uruguay	7.625%	3/21/36	400	518
[4]	Oriental Republic of Uruguay	4.125%	11/20/45	300	270
[4]	Oriental Republic of Uruguay	5.100%	6/18/50	850	837
[4]	Oriental Republic of Uruguay	4.975%	4/20/55	250	241
	Petroleos Mexicanos	6.000%	3/5/20	64	66
	Petroleos Mexicanos	5.500%	1/21/21	400	410
	Petroleos Mexicanos	6.375%	2/4/21	1,851	1,936
	Petroleos Mexicanos	4.875%	1/24/22	425	426
	Petroleos Mexicanos	5.375%	3/13/22	184	189
	Petroleos Mexicanos	3.500%	1/30/23	265	251
	Petroleos Mexicanos	4.625%	9/21/23	187	184
	Petroleos Mexicanos	4.875%	1/18/24	350	345
	Petroleos Mexicanos	4.250%	1/15/25	100	93
	Petroleos Mexicanos	2.378%	4/15/25	35	34

	Petroleos Mexicanos	4.500%	1/23/26	190	178
	Petroleos Mexicanos	6.875%	8/4/26	429	450
	Petroleos Mexicanos	6.500%	3/13/27	886	910
[9]	Petroleos Mexicanos	5.350%	2/12/28	295	280
	Petroleos Mexicanos	6.625%	6/15/35	625	611
	Petroleos Mexicanos	6.625%	6/15/38	150	142
	Petroleos Mexicanos	6.500%	6/2/41	400	376
	Petroleos Mexicanos	5.500%	6/27/44	184	155
	Petroleos Mexicanos	5.625%	1/23/46	767	653
	Petroleos Mexicanos	6.750%	9/21/47	1,693	1,609
[9]	Petroleos Mexicanos	6.350%	2/12/48	190	173
[14]	Power Sector Assets & Liabilities
	Management Corp.	9.625%	5/15/28	35	49
	Province of Alberta	1.900%	12/6/19	400	395
	Province of Alberta	2.200%	7/26/22	400	387
	Province of Alberta	3.300%	3/15/28	250	249
	Province of British Columbia	2.000%	10/23/22	200	192
	Province of British Columbia	2.250%	6/2/26	300	280
	Province of Manitoba	2.050%	11/30/20	300	294
	Province of Manitoba	2.100%	9/6/22	150	144
	Province of Manitoba	2.125%	6/22/26	90	82
	Province of New Brunswick	2.500%	12/12/22	95	92
	Province of New Brunswick	3.625%	2/24/28	105	107
	Province of Ontario	1.650%	9/27/19	225	222
	Province of Ontario	4.000%	10/7/19	575	584
	Province of Ontario	4.400%	4/14/20	700	719
	Province of Ontario	2.500%	9/10/21	575	566
	Province of Ontario	2.400%	2/8/22	525	513
	Province of Ontario	2.250%	5/18/22	500	485
	Province of Ontario	2.450%	6/29/22	150	146
	Province of Ontario	2.200%	10/3/22	400	386
	Province of Ontario	3.200%	5/16/24	150	150
	Province of Ontario	2.500%	4/27/26	250	237
	Province of Quebec	3.500%	7/29/20	350	355
	Province of Quebec	2.750%	8/25/21	325	323
	Province of Quebec	2.375%	1/31/22	100	98
	Province of Quebec	2.625%	2/13/23	425	416
	Province of Quebec	2.500%	4/20/26	200	190
	Province of Quebec	2.750%	4/12/27	850	817
	Province of Quebec	7.500%	9/15/29	475	654
	Republic of Chile	3.875%	8/5/20	200	203
	Republic of Chile	2.250%	10/30/22	175	167
	Republic of Chile	3.125%	1/21/26	485	465
[4]	Republic of Chile	3.240%	2/6/28	660	631
	Republic of Chile	3.860%	6/21/47	275	262
	Republic of Colombia	4.375%	7/12/21	450	461
	Republic of Colombia	4.000%	2/26/24	400	400
	Republic of Colombia	8.125%	5/21/24	100	120
[4]	Republic of Colombia	4.500%	1/28/26	522	530
[4]	Republic of Colombia	3.875%	4/25/27	400	389
	Republic of Colombia	10.375%	1/28/33	200	309
	Republic of Colombia	7.375%	9/18/37	300	376
	Republic of Colombia	6.125%	1/18/41	125	139
[4]	Republic of Colombia	5.625%	2/26/44	475	506
[4]	Republic of Colombia	5.000%	6/15/45	1,565	1,537
	Republic of Hungary	6.250%	1/29/20	350	366
	Republic of Hungary	6.375%	3/29/21	2,450	2,618
	Republic of Hungary	5.750%	11/22/23	400	430
	Republic of Hungary	7.625%	3/29/41	100	136
	Republic of Indonesia	2.950%	1/11/23	425	404
	Republic of Indonesia	4.100%	4/24/28	200	193
[9]	Republic of Indonesia	4.750%	7/18/47	200	189
	Republic of Indonesia	4.350%	1/11/48	300	268
	Republic of Italy	6.875%	9/27/23	590	652
	Republic of Italy	5.375%	6/15/33	275	295
	Republic of Korea	5.625%	11/3/25	100	113
	Republic of Panama	5.200%	1/30/20	200	207
[4]	Republic of Panama	4.000%	9/22/24	200	202
[4]	Republic of Panama	3.750%	3/16/25	200	198
	Republic of Panama	7.125%	1/29/26	400	477

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Republic of Panama	8.875%	9/30/27	370	497
[4]	Republic of Panama	3.875%	3/17/28	60	59
	Republic of Panama	9.375%	4/1/29	300	420
[4]	Republic of Panama	6.700%	1/26/36	292	358
[4]	Republic of Panama	4.500%	5/15/47	525	511
[4]	Republic of Panama	4.500%	4/16/50	200	193
[4]	Republic of Panama	4.300%	4/29/53	200	187
	Republic of Peru	7.350%	7/21/25	225	275
	Republic of Peru	8.750%	11/21/33	645	943
[4]	Republic of Peru	6.550%	3/14/37	225	280
	Republic of Peru	5.625%	11/18/50	650	752
	Republic of Poland	6.375%	7/15/19	486	504
	Republic of Poland	5.125%	4/21/21	275	289
	Republic of Poland	5.000%	3/23/22	775	818
	Republic of Poland	3.000%	3/17/23	325	318
	Republic of Poland	4.000%	1/22/24	350	356
	Republic of Poland	3.250%	4/6/26	150	145
	Republic of the Philippines	4.000%	1/15/21	350	353
	Republic of the Philippines	9.500%	10/21/24	350	462
	Republic of the Philippines	10.625%	3/16/25	100	139
	Republic of the Philippines	5.500%	3/30/26	225	247
	Republic of the Philippines	3.000%	2/1/28	400	367
	Republic of the Philippines	9.500%	2/2/30	225	328
	Republic of the Philippines	7.750%	1/14/31	400	526
	Republic of the Philippines	6.375%	1/15/32	200	239
	Republic of the Philippines	6.375%	10/23/34	550	672
	Republic of the Philippines	3.950%	1/20/40	700	672
	Republic of the Philippines	3.700%	3/1/41	200	184
	Republic of the Philippines	3.700%	2/2/42	350	321
	State of Israel	3.150%	6/30/23	400	394
	State of Israel	2.875%	3/16/26	200	189
	State of Israel	3.250%	1/17/28	300	289
	State of Israel	4.500%	1/30/43	200	201
	State of Israel	4.125%	1/17/48	250	235
	Equinor ASA	2.750%	11/10/21	300	296
	Equinor ASA	2.650%	1/15/24	250	240
	Equinor ASA	3.700%	3/1/24	150	151
	Equinor ASA	3.250%	11/10/24	150	148
	Equinor ASA	7.250%	9/23/27	250	311
	Equinor ASA	5.100%	8/17/40	125	140
	Equinor ASA	4.800%	11/8/43	175	188
	Svensk Exportkredit AB	1.125%	8/28/19	300	295
	Svensk Exportkredit AB	1.750%	5/18/20	190	186
	Svensk Exportkredit AB	1.875%	6/23/20	200	196
	Svensk Exportkredit AB	1.750%	8/28/20	380	371
	Svensk Exportkredit AB	1.750%	3/10/21	250	243
	Svensk Exportkredit AB	2.875%	5/22/21	200	200
	Svensk Exportkredit AB	2.000%	8/30/22	190	183
	Svensk Exportkredit AB	2.875%	3/14/23	200	199
	Syngenta Finance NV	3.125%	3/28/22	100	95
	United Mexican States	3.500%	1/21/21	100	100
	United Mexican States	3.625%	3/15/22	1,378	1,375
	United Mexican States	3.600%	1/30/25	510	493
	United Mexican States	4.125%	1/21/26	445	441
	United Mexican States	4.150%	3/28/27	1,300	1,280
	United Mexican States	3.750%	1/11/28	475	448
	United Mexican States	7.500%	4/8/33	100	126
	United Mexican States	6.050%	1/11/40	1,745	1,927
	United Mexican States	4.750%	3/8/44	765	716
	United Mexican States	4.600%	1/23/46	600	550
	United Mexican States	4.350%	1/15/47	350	311
	United Mexican States	5.750%	10/12/10	342	338
Total Sovereign Bonds (Cost $164,547)					161,728
Taxable Municipal Bonds (0.8%)
	Alabama Economic Settlement
	Authority BP Settlement Revenue	3.163%	9/15/25	100	99
	American Municipal Power Ohio Inc.
	Revenue (Prairie State Energy
	Campus Project)	5.939%	2/15/47	150	189

American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	6.270%	2/15/50	50	64
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	7.499%	2/15/50	50	74
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	8.084%	2/15/50	125	202
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.918%	4/1/40	100	138
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.263%	4/1/49	250	347
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.907%	10/1/50	200	292
California Department of Water
Resources Power Supply Revenue	2.000%	5/1/22	150	144
California GO	6.200%	10/1/19	275	287
California GO	2.800%	4/1/21	150	150
California GO	5.700%	11/1/21	250	272
California GO	3.375%	4/1/25	100	100
California GO	3.500%	4/1/28	150	150
California GO	4.500%	4/1/33	190	198
California GO	7.500%	4/1/34	600	843
California GO	4.600%	4/1/38	300	314
California GO	7.300%	10/1/39	75	106
California GO	7.350%	11/1/39	1,425	2,028
California GO	7.625%	3/1/40	205	302
California GO	7.600%	11/1/40	200	301
California State University Systemwide
Revenue	3.899%	11/1/47	50	50
Central Puget Sound WA Regional
Transit Authority Sales & Use Tax
Revenue	5.491%	11/1/39	50	61
Chicago IL GO	7.045%	1/1/29	50	54
Chicago IL GO	7.375%	1/1/33	150	167
Chicago IL GO	6.314%	1/1/44	100	102
Chicago IL O’Hare International Airport
Revenue	6.395%	1/1/40	125	165
Chicago IL Transit Authority Sales Tax
Receipts Revenue	6.200%	12/1/40	150	185
Chicago IL Transit Authority Transfer
Tax Receipts Revenue	6.899%	12/1/40	125	163
Clark County NV Airport System
Revenue	6.881%	7/1/42	100	104
Clark County NV Airport System
Revenue	6.820%	7/1/45	100	146
Commonwealth Financing Authority
Pennsylvania Revenue	3.864%	6/1/38	100	98
Connecticut GO	5.090%	10/1/30	175	188
Connecticut GO	5.850%	3/15/32	200	231
Cook County IL GO	6.229%	11/15/34	50	62
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	100	130
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	50	59
Dallas TX Convention Center Hotel
Development Corp. Hotel Revenue	7.088%	1/1/42	150	199
Dallas TX Independent School District
GO	6.450%	2/15/35	100	108
District of Columbia Income Tax
Revenue	5.591%	12/1/34	50	60
District of Columbia Water & Sewer
Authority Public Utility Revenue	4.814%	10/1/14	150	165
Energy Northwest Washington Electric
Revenue (Columbia Generating Station)	2.197%	7/1/19	75	75
Florida Board of Administration Finance
Corp Revenue	2.638%	7/1/21	150	149

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Florida Hurricane Catastrophe Fund
	Finance Corp. Revenue	2.995%	7/1/20	450	451
	George Washington University Revenue 4.126%		9/15/48	150	152
	Georgia Municipal Electric Power
	Authority Revenue	6.637%	4/1/57	250	316
	Georgia Municipal Electric Power
	Authority Revenue	6.655%	4/1/57	150	188
	Georgia Municipal Electric Power
	Authority Revenue	7.055%	4/1/57	75	90
	Houston TX GO	6.290%	3/1/32	140	161
	Illinois GO	4.950%	6/1/23	400	407
	Illinois GO	5.100%	6/1/33	1,200	1,136
	Illinois GO	7.350%	7/1/35	300	335
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	50	62
	JobsOhio Beverage System Statewide
	Liquor Profits Revenue	3.985%	1/1/29	150	154
	JobsOhio Beverage System Statewide
	Liquor Profits Revenue	4.532%	1/1/35	100	108
	Los Angeles CA Department of Water
	& Power Revenue	6.166%	7/1/40	25	27
	Los Angeles CA Department of Water
	& Power Revenue	6.574%	7/1/45	100	141
	Los Angeles CA Department of Water
	& Power Revenue	6.603%	7/1/50	100	145
	Los Angeles CA Unified School
	District GO	5.755%	7/1/29	200	234
	Los Angeles CA Unified School
	District GO	5.750%	7/1/34	125	152
	Los Angeles CA Unified School
	District GO	6.758%	7/1/34	200	265
	Los Angeles County CA Metropolitan
	Transportation Authority Sales Tax
	Revenue	5.735%	6/1/39	75	92
	Los Angeles County CA Public Works
	Financing Authority Lease Revenue	7.618%	8/1/40	50	74
	Maryland Transportation Authority
	Facilities Projects Revenue	5.888%	7/1/43	50	64
	Massachusetts GO	4.200%	12/1/21	125	129
	Massachusetts GO	5.456%	12/1/39	150	180
	Massachusetts School Building
	Authority Dedicated Sales Tax
	Revenue	5.715%	8/15/39	100	122
	Massachusetts Transportation Fund
	Revenue	5.731%	6/1/40	50	63
	Metropolitan Government of Nashville
	& Davidson County TN Convention
	Center Authority Tourism Tax Revenue 6.731%		7/1/43	50	67
	Metropolitan Washington DC/VA
	Airports Authority Dulles Toll Road
	Revenue	7.462%	10/1/46	85	125
	Mississippi GO	5.245%	11/1/34	50	58
	Missouri Health & Educational
	Facilities Authority Revenue
	(Washington University)	3.652%	8/15/57	100	95
[15]	New Jersey Economic Development
	Authority Revenue (State Pension
	Funding)	7.425%	2/15/29	225	274
	New Jersey Transportation Trust Fund
	Authority Transportation System
	Revenue	6.104%	12/15/28	100	105
	New Jersey Transportation Trust Fund
	Authority Transportation System
	Revenue	6.561%	12/15/40	400	497
	New Jersey Turnpike Authority
	Revenue	7.414%	1/1/40	100	145
	New Jersey Turnpike Authority
	Revenue	7.102%	1/1/41	400	563
	New York City NY GO	6.246%	6/1/35	25	26
	New York City NY GO	5.517%	10/1/37	50	60
	New York City NY GO	6.271%	12/1/37	100	130

	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.750%	6/15/41	50	63
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.952%	6/15/42	50	65
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	6.011%	6/15/42	50	65
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.440%	6/15/43	100	123
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.882%	6/15/44	175	228
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.767%	8/1/36	150	178
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.508%	8/1/37	100	118
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.572%	11/1/38	75	90
	New York Metropolitan Transportation
	Authority Revenue (Dedicated Tax
	Fund)	7.336%	11/15/39	400	585
	New York Metropolitan Transportation
	Authority Revenue (Transit Revenue)	5.871%	11/15/39	50	61
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.628%	3/15/39	100	119
	New York State Urban Development
	Corp. Revenue (Personal Income Tax) 5.770%		3/15/39	150	175
	North Texas Tollway Authority System
	Revenue	6.718%	1/1/49	100	142
	Ohio State University General Receipts
	Revenue	4.910%	6/1/40	100	115
	Ohio State University General Receipts
	Revenue	3.798%	12/1/46	100	99
	Ohio State University General Receipts
	Revenue	4.800%	6/1/11	100	109
	Ohio Water Development Authority
	Water Pollution Control Loan Fund
	Revenue	4.879%	12/1/34	75	82
	Oregon Department of Transportation
	Highway User Tax Revenue	5.834%	11/15/34	150	185
	Oregon GO	5.762%	6/1/23	160	173
	Oregon GO	5.892%	6/1/27	75	87
[16]	Oregon School Boards Association GO 5.528%		6/30/28	50	56
	Pennsylvania Public School Building
	Authority Lease Revenue (School
	District of Philadelphia)	5.000%	9/15/27	50	54
	Pennsylvania Turnpike Commission
	Revenue	5.511%	12/1/45	50	61
	Port Authority of New York & New
	Jersey Revenue	6.040%	12/1/29	75	91
	Port Authority of New York & New
	Jersey Revenue	4.960%	8/1/46	250	295
	Port Authority of New York & New
	Jersey Revenue	5.310%	8/1/46	100	108
	Port Authority of New York & New
	Jersey Revenue	4.926%	10/1/51	100	117
	Port Authority of New York & New
	Jersey Revenue	4.458%	10/1/62	550	584
	Port Authority of New York & New
	Jersey Revenue	4.810%	10/15/65	100	113
	President & Fellows of Harvard College
	Massachusetts GO	4.875%	10/15/40	225	264
	President & Fellows of Harvard College
	Massachusetts GO	3.150%	7/15/46	100	91
	Princeton University New Jersey GO	5.700%	3/1/39	200	260
	Regents of the University of California
	Revenue	3.063%	7/1/25	100	97

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Regional Transportation District of
	Colorado Sales Tax Revenue	5.844%	11/1/50	100	131
	Rutgers State University New Jersey
	Revenue	5.665%	5/1/40	50	60
	Sales Tax Securitization Corp. Illinois
	Revenue	3.587%	1/1/43	75	71
	Sales Tax Securitization Corp. Illinois
	Revenue	3.820%	1/1/48	50	48
	Salt River Project Arizona Agricultural
	Improvement & Power District
	Revenue	4.839%	1/1/41	150	172
	San Antonio TX Electric & Gas
	Systems Revenue	5.985%	2/1/39	125	164
	San Antonio TX Electric & Gas
	Systems Revenue	5.808%	2/1/41	125	156
	San Diego County CA Water Authority
	Revenue	6.138%	5/1/49	100	132
	San Francisco CA City & County
	Public Utilities Commission Water
	Revenue	6.950%	11/1/50	100	145
	San Jose California Redevelopment
	Agency Successor Agency Tax
	Allocation	3.375%	8/1/34	100	96
	Santa Clara Valley CA Transportation
	Authority Sales Tax Revenue	5.876%	4/1/32	200	235
	South Carolina Public Service Authority
	Revenue	2.388%	12/1/23	100	93
	South Carolina Public Service Authority
	Revenue	6.454%	1/1/50	100	135
	Texas GO	5.517%	4/1/39	50	63
	Texas Transportation Commission
	Revenue	5.178%	4/1/30	175	200
	Texas Transportation Commission
	Revenue	4.681%	4/1/40	50	57
	University of California Regents
	Medical Center Revenue	6.548%	5/15/48	250	336
	University of California Regents
	Medical Center Revenue	6.583%	5/15/49	50	67
	University of California Revenue	6.270%	5/15/31	500	517
	University of California Revenue	5.946%	5/15/45	175	220
	University of Southern California GO	5.250%	10/1/11	100	119
	University of Texas Permanent
	University Fund Revenue	3.376%	7/1/47	50	46
	University of Texas Revenue	3.354%	8/15/47	50	46
	University of Texas System Revenue
	Financing System Revenue	6.276%	8/15/41	25	26
	University of Texas System Revenue
	Financing System Revenue	4.794%	8/15/46	75	85
	University of Virginia Revenue	4.179%	9/1/17	50	50
	Utah GO	4.554%	7/1/24	50	53
	Utah GO	3.539%	7/1/25	50	51
	Washington GO	5.140%	8/1/40	150	179
	Wisconsin Annual Appropriation
	Revenue	3.954%	5/1/36	250	253
	Wisconsin General Fund Annual
	Appropriation Revenue	3.154%	5/1/27	100	98
[16]	Wisconsin GO	5.700%	5/1/26	75	83
Total Taxable Municipal Bonds (Cost $23,309)					25,954

				Shares
Temporary Cash Investment (2.4%)
Money Market Fund (2.4%)
[17]	Vanguard Market Liquidity Fund
	(Cost $81,778)	2.122% 817,833			81,792
Total Investments (101.7%) (Cost $3,519,720) 3,464,000

Amount
($000)
Other Assets and Liabilities (-1.7%)
Other Assets
Investment in Vanguard	181
Receivables for Investment Securities Sold	35,504
Receivables for Accrued Income	22,225
Receivables for Capital Shares Issued	4,916
Total Other Assets	62,826
Liabilities
Payables for Investment Securities Purchased	(116,019)
Payables for Capital Shares Redeemed	(3,392)
Payables to Vanguard	(1,859)
Other Liabilities	(423)
Total Liabilities	(121,693)
Net Assets (100%)
Applicable to 299,808,787 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,405,133
Net Asset Value Per Share	$11.36

At June 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	3,425,553
Undistributed Net Investment Income	42,250
Accumulated Net Realized Losses	(6,950)
Unrealized Appreciation (Depreciation)	(55,720)
Net Assets	3,405,133

• See Note A in Notes to Financial Statements.
† Security value determined using significant unobservable inputs.
1 U.S. government-guaranteed.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of June 30, 2018.
6 Adjustable-rate security based upon 12-month USD LIBOR plus spread.
7 Adjustable-rate security based upon 6-month USD LIBOR plus spread.
8 Adjustable-rate security based upon one-year Constant Maturity Treasury yield plus spread.
9 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
At June 30, 2018, the aggregate value of these securities was $18,010,000, representing 0.5%
of net assets.
10 Guaranteed by the Government of Canada.
11 Guaranteed by the Federal Republic of Germany.
12 Guaranteed by the Government of Japan.
13 Guaranteed by the Republic of Austria.
14 Guaranteed by the Republic of the Philippines.
15 Scheduled principal and interest payments are guaranteed by National Public Finance
Guarantee Corp.
16 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal
Corporation).
17 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2018
($000)
Investment Income
Income
Interest[1]	47,605
Total Income	47,605
Expenses
The Vanguard Group—Note B
Investment Advisory Services	198
Management and Administrative	1,879
Marketing and Distribution	317
Custodian Fees	89
Shareholders’ Reports	11
Trustees’ Fees and Expenses	1
Total Expenses	2,495
Net Investment Income	45,110
Realized Net Gain (Loss) on Investment
Securities Sold[1]	(6,912)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities[1] (100,132)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(61,934)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $859,000, ($17,000), and $8,000, respectively.

Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	45,110	79,058
Realized Net Gain (Loss)	(6,912)	6,819
Change in Unrealized Appreciation (Depreciation)	(100,132)	23,124
Net Increase (Decrease) in Net Assets Resulting from Operations	(61,934)	109,001
Distributions
Net Investment Income	(79,188)	(71,452)
Realized Capital Gain[1]	(6,703)	(9,620)
Total Distributions	(85,891)	(81,072)
Capital Share Transactions
Issued	314,435	957,289
Issued in Lieu of Cash Distributions	85,891	81,072
Redeemed	(345,733)	(553,064)
Net Increase (Decrease) from Capital Share Transactions	54,593	485,297
Total Increase (Decrease)	(93,232)	513,226
Net Assets
Beginning of Period	3,498,365	2,985,139
End of Period[2]	3,405,133	3,498,365

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $1,591,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $42,250,000 and $76,328,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.86	$11.77	$11.79	$12.07	$11.73	$12.46
Investment Operations
Net Investment Income	.151[1]	. 292[1]	.283	.276	.281	.305
Net Realized and Unrealized Gain (Loss)
on Investments	(.361)	.119	.007	(.233)	.397	(.580)
Total from Investment Operations	(.210)	.411	.290	.043	.678	(.275)
Distributions
Dividends from Net Investment Income	(.267)	(.283)	(.277)	(.272)	(.295)	(.315)
Distributions from Realized Capital Gains	(.023)	(.038)	(.033)	(.051)	(.043)	(.140)
Total Distributions	(.290)	(.321)	(.310)	(.323)	(.338)	(.455)
Net Asset Value, End of Period	$11.36	$11.86	$11.77	$11.79	$12.07	$11.73

Total Return	-1.77%	3.57%	2.47%	0.33%	5.89%	-2.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,405	$3,498	$2,985	$2,799	$2,619	$2,305
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.19%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.65%	2.48%	2.41%	2.43%	2.47%	2.36%
Portfolio Turnover Rate[2]	99%	91%	104%	149%	118%	106%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Includes 30%, 24%, 33%, 61%, 61%, and 69% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Portfolio

Notes to Financial Statements

Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.

3. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and for the period ended June 30, 2018, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Total Bond Market Index Portfolio

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2018, or at any time during the period then ended.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2018, the portfolio had contributed to Vanguard capital in the amount of $181,000, representing 0.01% of the portfolio’s net assets and 0.07% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of June 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,166,738	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	93,116	772
Corporate Bonds	—	933,900	—
Sovereign Bonds	—	161,728	—
Taxable Municipal Bonds	—	25,954	—
Temporary Cash Investments	81,792	—	—
Total	81,792	3,381,436	772

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will

Total Bond Market Index Portfolio

reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2018, the cost of investment securities for tax purposes was $3,519,720,000. Net unrealized depreciation of investment securities for tax purposes was $55,720,000, consisting of unrealized gains of 29,317,000 on securities that had risen in value since their purchase and $85,037,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2018, the portfolio purchased $168,133,000 of investment securities and sold $141,757,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,533,371,000 and $1,544,820,000, respectively.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2018	December 31, 2017
	Shares	Shares
	(000)	(000)
Issued	27,331	81,315
Issued in Lieu of Cash Distributions	7,574	7,025
Redeemed	(30,156)	(46,886)
Net Increase (Decrease) in Shares Outstanding	4,749	41,454

At June 30, 2018, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 43% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no events or transactions occurred subsequent to June 30, 2018, that would require recognition or disclosure in these financial statements.

Total Bond Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Portfolio	12/31/2017	6/30/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$982.30	$0.74
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.05	0.75

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Total Bond Market Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory expenses were also well below the peer-group average. Information about the portfolio’s expenses appears in the About Your Portfolio’s Expenses section as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Total Bond Market Index Portfolio

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Growth Portfolio

Advisors’ Report

The Growth Portfolio returned 9.25% for the six months ended June 30, 2018. Its peers returned 8.85% on average, and its benchmark, the Russell 1000 Growth Index, returned 7.25%. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio is overseen by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also prepared a discussion of the investment environment that existed during the period and of the effect it had on the portfolio’s positioning. These reports were prepared on July 19, 2018.

Wellington Management Company LLP

Portfolio Manager:

Andrew J. Shilling, CFA, Senior Managing Director

Our portion of the portfolio seeks to outperform growth indexes and the longer-term broad market. We employ proprietary fundamental research and a rigorous valuation discipline to invest in large-capitalization companies with attractive growth characteristics. Our investment approach is based on identifying companies that possess a clear competitive advantage that will enable them to sustain above-average growth.

U.S. equities, as measured by the S&P 500 Index, gained 2.65% during the half year. Growth stocks outperformed value, and small-caps led their larger-cap peers. Selection in the consumer discretionary, information technology, industrial, and health care sectors contributed to relative results, although this was partially offset by selection in financials.

Total Returns
Six Months Ended
June 30, 2018
Growth Portfolio	9.25%
Russell 1000 Growth Index	7.25
Variable Insurance Large-Cap Growth Funds Average[1]	8.85

Sector allocation, an indirect result of our stock-specific decisions, helped as well, most notably an overweighted exposure to information technology and underweights to materials and industrials. However, an underweight to consumer discretionary and an overweight to financials detracted.

Leading contributors to relative performance included ServiceNow, a provider of cloud-based services; Mastercard, a multinational financial services company; and TransUnion, a consumer credit reporting agency. Top relative detractors included Monster Beverage, a beverage company focused on energy drinks; eBay, a multinational e-commerce company; and pharmaceutical company Bristol-Myers Squibb.

At the period’s close, our portfolio was most overweighted in the information technology and financial sectors and most underweighted in health care, industrials, and consumer staples. We had no exposure to utilities.

In an environment of moderate global growth and elevated uncertainty, we maintained our exposure to secular trends and long-cycle growth. We believe these durable growth drivers will yield attractive relative returns during a challenging period for investors.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Growth
	Portfolio	Funds Average
Growth Portfolio	0.40%	0.85%

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 The portfolio expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2018, the Growth Portfolio’s annualized expense ratio was 0.41%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Growth Portfolio

Jackson Square Partners, LLC

Portfolio Managers:

Jeffrey S. Van Harte, CFA
Chairman and Chief Investment Officer

Christopher J. Bonavico, CFA

Christopher M. Ericksen, CFA

Daniel J. Prislin, CFA

For the six months ended June 30, our portion of the portfolio’s performance was largely driven by stock exposure. The health care sector was the top detractor, and consumer staples did best.

The largest relative contributor to performance was Liberty TripAdvisor Holdings. The company had a string of positive earnings, which it attributed to the stabilization of its click-based ad auction and lower online acquisition costs. In May, the company reported a strong start to 2018, with hotel segment results that beat expectations and accelerated growth in its non-hotel segment.

Average monthly unique visitors on TripAdvisor-branded websites and apps grew 12% year-over-year, to 433 million. During the period, the company added Jay Hoag, co-founder of venture capital firm TCV and Netflix board member, to its board, sparking hopes of potential value-driving strategic moves. We believe TripAdvisor is worth more than its current valuation because of its ability to attract significant numbers of interested travelers.

Dentsply Sirona, a dental equipment maker and dental consumables producer, was the largest relative detractor. The company appointed Donald Casey its new CEO, leading to speculation about whether he would follow through with the aggressive cost-savings plan proposed by interim CEO Mark Thierer.

The company assured investors that the cost-savings target would stay in place. The board has stated that it is excited about Casey’s experience and hopeful that he will help Dentsply continue its global expansion and improve its distribution. Overall, we believe that the company’s high-caliber products will prevail despite changing distribution relationships in the industry.

After positive absolute returns in the equity market over the past several years, some volatility emerged during the first quarter of 2018 and lingered into the second quarter. It appeared to be both technical and fundamental. Investors struggled to predict the pace of global economic recovery and assess the external factors that threatened fundamentals, such as central bank actions and fiscal policy debates. The markets’ oscillations from sector rotations to stock differentiation and back again led some investors to focus on equities as an asset class rather than on company-specific fundamentals.

President Trump’s unconventional style as head of state and current questions and investigations surrounding his administration may hamper significant policy change. In the short term, we are mindful of the potential macroeconomic effects of policy shifts on economic growth, higher corporate and personal incomes from lower tax rates, and other indicators. President Trump’s comments and public positioning on global trade have created additional concern about how a potential global trade war might affect economic growth. And the upcoming midterm elections bear close watch.

We believe it is too early to determine the long-term magnitude of such events, but we will closely monitor President Trump’s tenure with a keen eye on the execution of significant policy shifts.

Regardless of policy outcomes, we remain consistent in our long-term investment philosophy. We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market

Growth Portfolio Investment Advisors

Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	41	261	Employs proprietary fundamental research and a
Company LLP			rigorous valuation discipline in an effort to invest in
			high-quality, large-capitalization, sustainable-growth
			companies. The firm’s philosophy is based on the
			belief that stock prices often overreact to short-term
			trends and that bottom-up, intensive research focused
			on longer-term fundamentals can be used to identify
			stocks that will outperform the market over time.
Jackson Square Partners, LLC	40		259 Uses a bottom-up approach, seeking companies that
			have large end-market potential, dominant business
			models, and strong free-cash-flow generation that is
			attractively priced compared with the intrinsic value
			of the securities.
William Blair Investment	15	95	Uses a fundamental investment approach in pursuit
Management, LLC			of superior, long-term investment results from growth-
			oriented companies with leadership positions and
			strong market presence.
Cash Investments	4	25	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Growth Portfolio

share and have the potential to deliver shareholder value in a variety of market environments.

William Blair Investment
Management, LLC

Portfolio Managers:

James Golan, CFA, Partner

David Ricci, CFA, Partner

U.S. growth equities were strong during the first six months of 2018, with positive absolute first-quarter returns and solid second-quarter results. After robust market performance in January, inflationary fears arose, causing volatility to spike, and most major equity benchmarks retreated in February and March. Growth-style indexes rose broadly in the second quarter as volatility moderated and solid corporate fundamentals and a healthy U.S. economy drove stock prices higher.

Our portion of the portfolio beat its benchmark for the six months, driven by positive stock selection and the style tailwind. Stock selection was positive in many sectors, most notably industrials, information technology, and consumer discretionary. The top contributor was online retailer Amazon.com in consumer discretionary, which reported strong results reflecting accelerating trends in many of its businesses. Other standouts were Adobe Systems, Mastercard, and Intuit in information technology and Netflix in consumer discretionary.

The biggest detractor was energy drink company Monster Beverage in consumer staples. The company missed sales growth and earnings expectations in the first quarter as its international distributors reduced inventory. Other laggards were Starbucks in consumer discretionary, Affiliated Managers Group in financials, Biogen in health care, and PPG Industries in materials.

As investors became more focused on the potential business implications of inflation-related cost pressures, our higher and more sustainable growth bias, which leads us to companies with value-added products and services and flexible pricing, boosted results.

It remains to be seen how long expansion can persist after the half year’s unprecedented fiscal stimulus. Broadly speaking, corporate earnings trends and forward-looking guidance reflect economic strength. However, many risks remain, including the ramifications of a potential trade war, the effects of inflationary pressures, and how quickly the Federal Reserve will raise rates. Our focus remains on identifying companies with durable growth drivers, independent of the economic backdrop, whose stocks present compelling risk/reward opportunities.

Growth Portfolio

Portfolio Profile

As of June 30, 2018

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	113	542	3,779
Median Market Cap	$63.7B	$105.9B	$64.0B
Price/Earnings Ratio	33.1x	28.8x	20.7x
Price/Book Ratio	6.2x	7.1x	3.0x
Yield[3]	0.38%	1.2%	1.8%
Return on Equity	19.0%	21.5%	15.0%
Earnings Growth Rate	14.7%	11.2%	8.3%
Foreign Holdings	1.0%	0.0%	0.0%
Turnover Rate[4]	32%	—	—
Expense Ratio[5]	0.40%	—	—
Short-Term Reserves	1.3%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.92	0.76
Beta	0.98	0.96

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	14.6%	17.9%	13.2%
Consumer Staples	2.6	5.7	6.2
Energy	0.5	1.0	6.1
Financials	7.9	4.4	14.3
Health Care	11.7	13.4	13.7
Industrials	6.8	11.9	10.2
Information Technology	50.9	41.6	24.7
Materials	0.9	1.8	3.1
Other	1.2	0.0	0.0
Real Estate	2.8	2.2	3.8
Telecommunication
Services	0.0	0.1	1.8
Utilities	0.1	0.0	2.9

Ten Largest Holdings[6] (% of total net assets)

Microsoft Corp.	Systems Software	6.7%
Alphabet Inc	Internet Software
	& Services	5.7
Mastercard Inc.	Data Processing
	& Outsourced Services	4.2
PayPal Holdings Inc.	Data Processing
	& Outsourced Services	3.8
Visa Inc.	Data Processing
	& Outsourced Services	3.5
Amazon.com Inc.	Internet & Direct
	Marketing Retail	3.3
UnitedHealth	Managed
Group Inc.	Health Care	2.7
Facebook Inc.	Internet Software
	& Services	2.5
Intercontinental	Financial Exchanges
Exchange Inc.	& Data	2.2
eBay Inc.	Internet Software
	& Services	1.9
Top Ten		36.5%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Growth Index.

2 Dow Jones U.S. Total Stock Market Float Adjusted Index.

3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.

4 Annualized.

5 The expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2018, the Growth Portfolio’s annualized expense ratio was 0.41%. 6 The holdings listed exclude any temporary cash investments and equity index products.

Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2007–June 30, 2018

Average Annual Total Returns: Periods Ended June 30, 2018

	Inception Date	One Year	Five Years	Ten Years
Growth Portfolio	6/7/1993	24.15%	16.24%	11.20%

1 Six months ended June 30, 2018.
See Financial Highlights for dividend and capital gains information.

Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (93.8%)[1]
Consumer Discretionary (13.9%)
*	Amazon.com Inc.	12,512	21,268
	Dollar General Corp.	84,732	8,355
*	TripAdvisor Inc.	142,985	7,966
*	Liberty Global plc	283,116	7,534
	Home Depot Inc.	35,360	6,899
*	Netflix Inc.	14,072	5,508
	Domino’s Pizza Inc.	13,759	3,882
*	Booking Holdings Inc.	1,730	3,507
*	O’Reilly Automotive Inc.	12,342	3,376
	Hilton Worldwide Holdings
	Inc.	32,022	2,535
*	Live Nation Entertainment
	Inc.	51,800	2,516
	Ross Stores Inc.	28,661	2,429
	Hasbro Inc.	24,916	2,300
	McDonald’s Corp.	14,410	2,258
	Starbucks Corp.	41,740	2,039
	Las Vegas Sands Corp.	23,669	1,807
*	Liberty Global plc Class A	64,792	1,784
*	Under Armour Inc. Class A	62,656	1,408
	NIKE Inc. Class B	14,082	1,122
*	Wayfair Inc.	3,600	428
			88,921
Consumer Staples (2.3%)
*	Monster Beverage Corp.	113,344	6,495
	Constellation Brands Inc.
	Class A	15,555	3,405
	Coca-Cola Co.	42,280	1,854
	Estee Lauder Cos. Inc.
	Class A	12,940	1,846
	PepsiCo Inc.	11,455	1,247
			14,847
Energy (0.3%)
	EOG Resources Inc.	12,430	1,547

Financials (7.2%)
	Intercontinental Exchange
	Inc.	194,791	14,327
	Charles Schwab Corp.	151,704	7,752
	CME Group Inc.	37,280	6,111
	MarketAxess Holdings Inc.	17,587	3,480
*	Markel Corp.	2,540	2,754
	MSCI Inc. Class A	16,405	2,714
	Progressive Corp.	45,770	2,707
	Marsh & McLennan Cos.
	Inc.	31,230	2,560
	TD Ameritrade Holding
	Corp.	40,682	2,228
	Bank of America Corp.	56,855	1,603
			46,236

Health Care (11.0%)
	UnitedHealth Group Inc.	69,629	17,083
*	Biogen Inc.	38,484	11,170
*	IQVIA Holdings Inc.	98,523	9,835
*	Illumina Inc.	20,828	5,817
	Dentsply Sirona Inc.	113,001	4,946
*	Edwards Lifesciences Corp.	31,927	4,648
	Bristol-Myers Squibb Co.	64,136	3,549
	Zoetis Inc.	41,490	3,535
	Stryker Corp.	15,270	2,578
	Thermo Fisher Scientific Inc.	12,071	2,500
*	DexCom Inc.	23,155	2,199
*	ABIOMED Inc.	3,810	1,558
	Danaher Corp.	10,030	990
			70,408
Industrials (6.4%)
	FedEx Corp.	41,309	9,380
	TransUnion	70,324	5,038
*	IHS Markit Ltd.	73,995	3,817
	Equifax Inc.	28,547	3,571
	Lockheed Martin Corp.	9,098	2,688
*	Verisk Analytics Inc. Class A	22,080	2,377
	Northrop Grumman Corp.	7,333	2,256
	Raytheon Co.	11,650	2,251
	AMETEK Inc.	28,006	2,021
*	Copart Inc.	33,590	1,900
	Fortive Corp.	23,415	1,806
	TransDigm Group Inc.	4,280	1,477
	Fortune Brands Home &
	Security Inc.	25,843	1,387
	Fastenal Co.	18,037	868
			40,837
Information Technology (49.2%)
	Microsoft Corp.	436,572	43,050
	Mastercard Inc. Class A	136,823	26,889
*	PayPal Holdings Inc.	293,089	24,406
	Visa Inc. Class A	167,722	22,215
*	Alphabet Inc. Class C	19,821	22,113
*	Facebook Inc. Class A	82,255	15,984
*	Alphabet Inc. Class A	12,678	14,316
*	eBay Inc.	340,690	12,353
	Apple Inc.	61,116	11,313
*	Autodesk Inc.	86,275	11,310
*	Take-Two Interactive
	Software Inc.	78,863	9,334
*	Electronic Arts Inc.	64,070	9,035
*	Adobe Systems Inc.	32,228	7,858
*	Alibaba Group Holding
	Ltd. ADR	42,019	7,796
	Applied Materials Inc.	143,574	6,632
*	FleetCor Technologies Inc.	27,743	5,844
*	ServiceNow Inc.	33,232	5,732

* Arista Networks Inc.	20,829	5,363
ASML Holding NV	22,828	4,519
Microchip Technology Inc.	43,979	4,000
* salesforce.com Inc.	29,093	3,968
NVIDIA Corp.	15,344	3,635
CDW Corp.	43,142	3,485
Accenture plc Class A	21,110	3,453
Global Payments Inc.	30,385	3,388
Alliance Data Systems Corp.	13,011	3,034
* Workday Inc. Class A	23,795	2,882
Texas Instruments Inc.	24,690	2,722
SS&C Technologies
Holdings Inc.	46,100	2,393
* 2U Inc.	27,825	2,325
Intuit Inc.	11,240	2,296
Activision Blizzard Inc.	29,985	2,288
* Zillow Group Inc.	35,984	2,125
* Red Hat Inc.	15,110	2,030
* Gartner Inc.	13,081	1,739
Tencent Holdings Ltd. ADR	31,601	1,588
* Spotify Technology SA	8,882	1,494
		314,907
Materials (0.8%)
Praxair Inc.	15,910	2,516
Sherwin-Williams Co.	4,048	1,650
PPG Industries Inc.	9,310	966
		5,132
Other (0.0%)
*,2,3 WeWork Class A PP	1,460	91

Real Estate (2.7%)
Crown Castle International
Corp.	67,304	7,256
Equinix Inc.	10,751	4,622
American Tower Corp.	26,377	3,803
* SBA Communications
Corp. Class A	10,780	1,780
		17,461
Total Common Stocks
(Cost $405,086)		600,387
Preferred Stocks (1.1%)
*,2,3,4 Uber Technologies PP,
8.00%	74,490	2,980
*,2,3,4 WeWork Pfd. D1 PP	19,954	1,245
*,2,3,4 Airbnb Inc., 8.00%	9,972	1,116
*,2,3,4 WeWork Pfd. D2 PP	15,678	979
*,2,3,4 Pinterest Prf G PP,
8.00%	124,325	793
Total Preferred Stocks
(Cost $3,570)		7,113

Growth Portfolio

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (5.3%)[1]
Money Market Fund (4.7%)
[5]	Vanguard Market Liquidity
	Fund, 2.122%	302,311	30,234

		Face
		Amount
		($000)
Repurchase Agreement (0.4%)
	Bank of America Securities,
	LLC 2.090%, 7/2/18
	(Dated 6/29/18, Repurchase
	Value $2,200,000,
	collateralized by Government
	National Mortgage Assn.
	3.985%, 5/20/68, with a
	value of $2,244,000)	2,200	2,200

U.S. Government and Agency Obligations (0.2%)
[6]	United States Treasury Bill,
	1.908%, 9/27/18	500	498
[6]	United States Treasury Bill,
	1.934%, 10/11/18	588	585
			1,083
Total Temporary Cash Investments
(Cost $33,519)			33,517
Total Investments (100.2%)
(Cost $442,175)			641,017

Amount
($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard	34
Receivables for Accrued Income	174
Receivables for Investment Securities Sold	856
Receivables for Capital Shares Issued	318
Variation Margin Receivable—
Futures Contracts	19
Other Assets	240
Total Other Assets	1,641
Liabilities
Payables for Investment Securities
Purchased	(1,778)
Payables to Investment Advisor	(226)
Payables for Capital Shares Redeemed	(122)
Payables to Vanguard	(663)
Total Liabilities	(2,789)
Net Assets (100%)
Applicable to 25,713,708 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	639,869
Net Asset Value Per Share	$24.88

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 97.8%
and 1.3%, respectively, of net assets.
2 Security value determined using significant unobservable inputs.
3 Restricted securities totaling $7,204,000, representing 1.1% of net assets. See Restricted Securities table for additional
information.
4 Perpetual security with no stated maturity date.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
6 Securities with a value of $1,083,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
PP—Private Placement.

At June 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	419,132
Undistributed Net Investment Income	424
Accumulated Net Realized Gains	22,034
Unrealized Appreciation (Depreciation)
Investment Securities	198,842
Futures Contracts	(563)
Net Assets	639,869

Restricted Securities as of Period End

		Acquisition
	Acquisition	Cost
Security Name	Date	($000)
Uber Technologies PP	June 2014	1,156
WeWork Pfd. D1 PP	December 2014	332
WeWork Pfd. D2 PP	December 2014	261
WeWork Class A PP	December 2014	24
Pinterest Prf G PP	March 2015	893
Airbnb Inc.	June 2015	928

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2018	185	25,175	(563)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2018
($000)
Investment Income
Income
Dividends[1]	2,183
Interest [2]	238
Securities Lending—Net	2
Total Income	2,423
Expenses
Investment Advisory Fees—Note B
Basic Fee	430
Performance Adjustment	16
The Vanguard Group—Note C
Management and Administrative	736
Marketing and Distribution	41
Custodian Fees	9
Shareholders’ Reports	3
Trustees’ Fees and Expenses	1
Total Expenses	1,236
Expenses Paid Indirectly	(11)
Net Expenses	1,225
Net Investment Income	1,198
Realized Net Gain (Loss)
Investment Securities Sold [2]	21,749
Futures Contracts	446
Realized Net Gain (Loss)	22,195
Change in Unrealized Appreciation
(Depreciation)
Investment Securities [2]	29,686
Futures Contracts	(714)
Change in Unrealized Appreciation
(Depreciation)	28,972
Net Increase (Decrease) in Net Assets
Resulting from Operations	52,365

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $3,387,000 and $44,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $424,000 and $1,139,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,198	2,113
Realized Net Gain (Loss)	22,195	29,433
Change in Unrealized Appreciation (Depreciation)	28,972	97,873
Net Increase (Decrease) in Net Assets Resulting from Operations	52,365	129,419
Distributions
Net Investment Income	(1,913)	(2,437)
Realized Capital Gain[1]	(29,602)	(28,841)
Total Distributions	(31,515)	(31,278)
Capital Share Transactions
Issued	59,858	63,195
Issued in Lieu of Cash Distributions	31,515	31,278
Redeemed	(30,371)	(49,852)
Net Increase (Decrease) from Capital Share Transactions	61,002	44,621
Total Increase (Decrease)	81,852	142,762
Net Assets
Beginning of Period	558,017	415,255
End of Period[2]	639,869	558,017

1 Dividends are net of foreign withholding taxes of $6,000.
2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $216,000, $2,000, and $1,000, respectively.
Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$23.99	$19.70	$22.58	$23.24	$20.62	$15.32
Investment Operations
Net Investment Income	. 049[1]	.094[1]	.115	.127	.140	.089
Net Realized and Unrealized Gain (Loss)
on Investments	2.162	5.685	(.465)	1.632	2.676	5.296
Total from Investment Operations	2.211	5.779	(.350)	1.759	2.816	5.385
Distributions
Dividends from Net Investment Income	(.080)	(.116)	(.126)	(.141)	(.090)	(.085)
Distributions from Realized Capital Gains	(1.241)	(1.373)	(2.404)	(2.278)	(.106)	—
Total Distributions	(1.321)	(1.489)	(2.530)	(2.419)	(.196)	(.085)
Net Asset Value, End of Period	$24.88	$23.99	$19.70	$22.58	$23.24	$20.62

Total Return	9.25%	30.92%	-1.08%	7.98%	13.79%	35.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$640	$558	$415	$506	$446	$411
Ratio of Total Expenses to
Average Net Assets[2]	0.41%	0.40%	0.42%	0.44%	0.43%	0.41%
Ratio of Net Investment Income to
Average Net Assets	0.40%	0.43%	0.53%	0.57%	0.65%	0.50%
Portfolio Turnover Rate	32%	28%	28%	38%	39%	38%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized. 1 Calculated based on average shares outstanding.

2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.01%), 0.00%, 0.03%, 0.01%, and (0.01%).

Notes to Financial Statements

Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are

Growth Portfolio

valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2018, the portfolio’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014-2017), and for the period ended June 30, 2018, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income

Growth Portfolio

represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2018, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Wellington Management Company llp, Jackson Square Partners, LLC, and William Blair Investment Management, LLC, each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company llp, and Jackson Square Partners, LLC, are subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years. The basic fee of William Blair Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding five years.

Vanguard manages the cash reserves of the portfolio as described below.

For the six months ended June 30, 2018, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the portfolio’s average net assets, before an increase of $16,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2018, the portfolio had contributed to Vanguard capital in the amount of $34,000, representing 0.01% of the portfolio’s net assets and 0.01% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the six months ended June 30, 2018, these arrangements reduced the portfolio’s expenses by $11,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Growth Portfolio

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of June 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	600,296	—	91
Preferred Stocks	—	—	7,113
Temporary Cash Investments	30,234	3,283	—
Futures Contracts—Assets[1]	19	—	—
Total	630,549	3,283	7,204
1 Represents variation margin on the last day of the reporting period.

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the portfolio in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended June 30, 2018. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

	Investments in	Investments in
	Common Stocks	Preferred Stocks
Amount Valued Based on Level 3 Inputs	($000)	($000)
Balance as of December 31, 2017	76	7,413
Sales	—	(1,005)
Net Realized Gain (Loss)	—	532
Change in Unrealized Appreciation (Depreciation)	15	173
Balance as of June 30, 2018	91	7,113

Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2018 was $188,000.

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of June 30, 2018.

	Fair Value
	at 6/30/2018			Amount or Range/
Security Type	($000)	Valuation Technique	Unobservable Input	Weighted Avg.
Common Stocks	91	Target Event[1]	Weighted Average Price—	25% at $94.25
			Series G and H Shares	75% at $51.81
Preferred Stocks	2,980	Target Event	Transaction Price	$40.00
	2,224	Target Event[1]	Weighted Average Price—	25% at $94.25
			Series G and H Shares	75% at $51.81
	1,116	Company	Enterprise Value/	5.5x–7.5x
		Comparable	Revenue Projections
		Approach[2]	Liquidity Discount	10%
			Weighted Probability IPO	50%/50%
	793	Company	Enterprise Value/	6.9x
		Comparable	Next 12 Month Revenue
		Approach	Liquidity Discount	10%
			IPO/M&A Probability	75%/25%

1 During the period ended June 30, 2018, the valuation technique was changed from Recent Market Transaction to Target Event. This was considered to be a more relevant measure of fair value for this investment.

2 During the period ended June 30, 2018, the valuation technique was changed from Recent Market Transaction to Company Comparable.

This was considered to be a more relevant measure of fair value for this investment.

Growth Portfolio

Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2018, the cost of investment securities for tax purposes was $442,175,000. Net unrealized appreciation of investment securities for tax purposes was $198,842,000, consisting of unrealized gains of $206,973,000 on securities that had risen in value since their purchase and $8,131,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2018, the portfolio purchased $115,358,000 of investment securities and sold $92,244,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2018	December 31, 2017
	Shares	Shares
	(000)	(000)
Issued	2,411	2,923
Issued in Lieu of Cash Distributions	1,273	1,576
Redeemed	(1,235)	(2,308)
Net Increase (Decrease) in Shares Outstanding	2,449	2,191

At June 30, 2018, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 78% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no events or transactions occurred subsequent to
June 30, 2018, that would require recognition or disclosure in these financial statements.

Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Portfolio	12/31/2017	6/30/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,092.46	$2.13
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.76	2.06

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Growth Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund Growth Portfolio has renewed the portfolio’s investment advisory arrangements with Jackson Square Partners, LLC (Jackson Square), Wellington Management Company llp (Wellington Management), and William Blair Investment Management, LLC (William Blair). The board determined that renewing the portfolio’s advisory arrangements was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of each advisor. The board considered the following: Jackson Square. Jackson Square was founded in February 2014 by the same investment team that has managed a portion of the portfolio since October 2010. Jackson Square invests primarily in common stocks of large-capitalization, growth-oriented companies that it believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. The advisor uses a bottom-up approach, seeking companies that are attractively priced and have large-end market potential, dominant business models, and strong free cash flow generation. Jackson Square has managed a portion of the portfolio since 2014.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The firm employs a traditional, bottom-up fundamental research approach to identify companies with sustainable competitive advantages that can drive a higher rate or longer duration of growth than the market expects, while trading at reasonable valuations. Wellington Management has managed a portion of the portfolio since 2010.

William Blair. Founded in 1935, William Blair is an independently owned, full-service investment firm. The advisor uses an investment process that relies on thorough, in-depth fundamental analysis to invest in quality growth companies that it believes will grow faster than the market expects or sustain an above-average growth rate for longer than the market expects. In selecting stocks, William Blair considers leadership position within the company’s market, the quality of products or services provided, return on equity, accounting policies, and the quality of the management team. William Blair has advised a portion of the portfolio since 2004.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the portfolio’s most recent performance can be found in the Performance Summary section of this report.

Growth Portfolio

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expense ratio appears in the About Your Portfolio’s Expenses page as well as in the Financial Statements section, which also includes information about the portfolio’s advisory fee rate.

The board did not consider the profitability of Jackson Square, Wellington Management, or William Blair in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rates negotiated with Jackson Square, Wellington Management, and William Blair without any need for asset-level breakpoints. The advisory fee rates are very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Growth Portfolio

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

High Yield Bond Portfolio

Advisor’s Report

The investment environment

For the six months ended June 30, 2018, the High Yield Bond Portfolio returned –1.05%, compared with the benchmark return of –0.48%. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

High-yield markets were hurt by rising interest rates and widening credit spreads amid a backdrop of political uncertainty in Europe and escalating tensions between the United States and its trading partners. Monetary policy continued on an incrementally less accommodative path as the Federal Reserve increased interest rates twice during the period and projected two more hikes later this year. The 10-year U.S. Treasury yield finished the period at 2.86%, up from 2.41% at the end of December 2017 as stronger inflation data and the potential impact of trade tariffs increased inflation expectations. This dynamic weighed on bond prices, because bond yields and prices generally move in opposite directions.

Corporate credit spreads widened, further pressuring bond prices, as concerns about the impact of protectionist U.S. trade policies on global growth offset generally solid corporate earnings. The spread of the high-yield market widened to 363 basis points over Treasuries as of June 30, from 343 basis points at the end of 2017. (A basis point is one-hundredth of a percentage point.) The average price of high-yield bonds decreased $3, to $98.

There was some dispersion in performance by credit quality over the period. The high-yield market continued to favor relatively lower-credit-quality bonds amid the insatiable search for yield. CCC-rated bonds performed best, returning 3.17%, according to Bloomberg Barclays U.S. Corporate High Yield Bond Index data. Higher-rated BB-rated bonds returned –1.77%; B-rated bonds returned 0.86%.

We remain positive about high-yield bonds given the backdrop of stable corporate fundamentals, a supportive macroeconomic landscape, and strong demand for yield-producing assets. We expect U.S. GDP growth in 2018, driven by consumer

Total Returns
Six Months Ended
June 30, 2018
High Yield Bond Portfolio	-1.05%
High-Yield Corporate Composite Index[1]	-0.48
Variable Insurance High Yield Funds Average[2]	-0.21

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		High Yield
	Portfolio	Funds Average
High Yield Bond Portfolio	0.28%	0.87%

spending and corporate investment, and believe that most high-yield companies will be able to sustain solid credit profiles in that environment. Although global political risks remain, valuations appear reasonable relative to our outlook, particularly given our expectation for a benign default rate in 2018. Moody’s trailing 12-month global issuer-weighted speculative-grade default rate ended May at 3.1%, below the long-term average of 4.2%. Although bouts of volatility may persist, we continue to take a long-term, issuer-specific approach to finding opportunities in this market.

Prevailing global political uncertainty and escalating trade tensions may contribute to periods of volatility. However, most of the high-yield companies in our opportunity set operate in domestically focused industries. Because we remain positive about conditions in the United States, we favor issuers expected to benefit from a growing domestic economy. The tax legislation enacted last year provides fiscal stimulus at a time of full employment, which could further spur GDP growth.

We have seen benefits from the law in corporate earnings results, and we expect this to provide a bigger boost over the second half of the year.

The tax law will affect companies differently depending on their current tax rate, leverage profile, and other factors, so we expect there to be winners and losers among individual high-yield issuers. We will continue to take an issuer-specific approach to investing in the high-yield market. Longer term, we believe the law could have the overall net effect of reducing corporate debt issuance, a supply reduction that could support bond prices.

1 Consists of 95% Bloomberg Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Bloomberg Barclays U.S. 1-5 Year Treasury Bond Index.

2 Derived from data provided by Lipper, a Thomson Reuters Company.

3 The portfolio expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2018, the portfolio’s annualized expense ratio was 0.27%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

High Yield Bond Portfolio

The portfolio’s shortfalls

Positioning and security section within the wireline sector and the cable and satellite sector detracted from relative returns. Security selection within autos also hurt.

The portfolio’s successes

The portfolio benefited from an overweight allocation to and positive credit selection in health care and energy, as well as positive credit selection among retail businesses.

The portfolio’s positioning

The portfolio remains consistent in its investment objective and strategy and maintains a meaningful exposure to relatively higher-quality companies within the high-yield market. We believe these companies have more stable credit profiles and greater predictability of cash flows than those at the lower end of the quality spectrum. We prefer higher-quality credits in an effort to minimize defaults and to provide stable income. We continue to diversify the portfolio’s holdings by issuer and industry. We also deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities, such as convertibles, because of their potential for volatility.

Michael L. Hong, CFA
Managing Director and Fixed Income
Portfolio Manager

Wellington Management Company llp

July 18, 2018

High Yield Bond Portfolio

Portfolio Profile

As of June 30, 2018

Financial Attributes
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Bonds	484	1,817	1,991
Yield[3]	5.6%	5.8%	6.5%
Yield to Maturity	6.2%[4]	6.0%	6.7%
Average Coupon	5.9%	5.9%	6.4%
Average Effective
Maturity	6.1 years	5.4 years	5.4 years
Average Duration	4.5 years	4.0 years	3.9 years
Expense Ratio[5]	0.28%	—	—
Short-Term Reserves	6.7%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.94
Beta	0.91	0.74

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	5.4%
1–5 Years	27.7
5–10 Years	58.4
10–20 Years	3.2
20–30 Years	2.9
Over 30 Years	2.4

Sector Diversification[6] (% of portfolio)

Basic Industry	6.7%
Capital Goods	9.9
Communication	21.0
Consumer Cyclical	10.8
Consumer Non-Cyclical	12.4
Energy	14.0
Finance	10.5
Technology	8.1
Transportation	0.8
Treasury/Agency	0.2
Utilities	1.8
Other	3.8

Distribution by Credit Quality (% of portfolio)

Baa	3.2%
Ba	46.5
B	42.0
Caa	7.2
Ca	0.3
C	0.6
Not Rated	0.2

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 High-Yield Corporate Composite Index.

2 Bloomberg Barclays U.S. Corporate High Yield Bond Index.

3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

4 Before expenses.

5 The portfolio expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2018, the portfolio’s annualized expense ratio was 0.27%.

6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

High Yield Bond Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2007–June 30, 2018

Average Annual Total Returns: Periods Ended June 30, 2018

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
High Yield Bond Portfolio	6/3/1996	0.93%	4.92%	0.35%	6.38%	6.73%

1 Six months ended June 30, 2018.
2 Consists of 95% Bloomberg Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index.
See Financial Highlights for dividend and capital gains information.

High Yield Bond Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Corporate Bonds (93.3%)
Finance (10.6%)
	Banking (3.3%)
	Ally Financial Inc.	4.625%	5/19/22	105	105
	Ally Financial Inc.	5.125%	9/30/24	480	488
	Ally Financial Inc.	4.625%	3/30/25	885	872
	Ally Financial Inc.	5.750%	11/20/25	3,415	3,483
	Ally Financial Inc.	8.000%	11/1/31	215	256
[1]	Banco Bilbao Vizcaya Argentaria SA	6.125%	2/16/66	3,000	2,655
[1,2] BNP Paribas SA		6.750%	3/14/66	1,805	1,792
[1]	Credit Suisse AG	6.250%	12/31/50	4,680	4,582
[1]	ING Groep NV	6.875%	4/16/66	2,400	2,447
[3]	Intesa Sanpaolo SPA	5.710%	1/15/26	1,505	1,373
	Royal Bank of Scotland Group plc	6.125%	12/15/22	1,635	1,719
[1]	UBS Group AG	6.875%	3/22/66	3,700	3,791

	Finance Companies (4.5%)
[1,3] AerCap Global Aviation Trust		6.500%	6/15/45	3,950	4,123
	Aircastle Ltd.	5.125%	3/15/21	30	31
	Aircastle Ltd.	5.500%	2/15/22	830	852
	Aircastle Ltd.	5.000%	4/1/23	715	719
	Aircastle Ltd.	4.125%	5/1/24	1,860	1,783
	CIT Group Inc.	5.000%	8/15/22	1,205	1,217
[3]	Freedom Mortgage Corp.	8.250%	4/15/25	740	725
	Navient Corp.	7.250%	1/25/22	615	643
	Navient Corp.	6.500%	6/15/22	4,450	4,539
	Navient Corp.	5.500%	1/25/23	2,325	2,273
	Navient Corp.	7.250%	9/25/23	590	618
	Navient Corp.	6.750%	6/25/25	5,180	5,154
	Navient Corp.	6.750%	6/15/26	730	715
	Navient Corp.	5.625%	8/1/33	1,052	884
	Springleaf Finance Corp.	5.250%	12/15/19	210	213
	Springleaf Finance Corp.	8.250%	12/15/20	1,445	1,561
	Springleaf Finance Corp.	7.750%	10/1/21	1,965	2,122
	Springleaf Finance Corp.	6.125%	5/15/22	385	394
	Springleaf Finance Corp.	8.250%	10/1/23	515	566
	Springleaf Finance Corp.	6.875%	3/15/25	715	711
	Springleaf Finance Corp.	7.125%	3/15/26	2,764	2,754

	Insurance (2.2%)
[1]	Aegon NV	5.500%	4/11/48	2,220	2,120
[2,4,5] Asurion LLC. Bank Loan		0.000%	11/29/24	3,110	3,094
	Genworth Holdings Inc.	7.700%	6/15/20	130	134
	Genworth Holdings Inc.	7.200%	2/15/21	830	844
	Genworth Holdings Inc.	7.625%	9/24/21	760	776
	Genworth Holdings Inc.	4.900%	8/15/23	1,475	1,289
	Genworth Holdings Inc.	4.800%	2/15/24	475	412
[3]	Liberty Mutual Group Inc.	7.800%	3/15/37	1,560	1,849
	MGIC Investment Corp.	5.750%	8/15/23	725	738
	Radian Group Inc.	4.500%	10/1/24	2,145	2,070
[1]	Voya Financial Inc.	5.650%	5/15/53	2,725	2,745

	Other Finance (0.4%)
	CNO Financial Group Inc.	4.500%	5/30/20	150	150
	CNO Financial Group Inc.	5.250%	5/30/25	1,865	1,853
[2,4,5] Trans Union LLC Bank Loan		0.000%	6/12/25	1,140	1,135

	Real Estate Investment Trusts (0.2%)
	Felcor Lodging LP	6.000%	6/1/25	1,400	1,433
[3]	Starwood Property Trust Inc.	4.750%	3/15/25	40	39
					76,841
Industrial (81.2%)
	Basic Industry (6.5%)
	AK Steel Corp.	7.625%	10/1/21	355	362
	AK Steel Corp.	7.500%	7/15/23	2,395	2,506
	AK Steel Corp.	6.375%	10/15/25	300	279
	AK Steel Corp.	7.000%	3/15/27	2,420	2,302
[3]	Alliance Resource Operating Partners
	LP / Alliance Resource Finance Corp.	7.500%	5/1/25	2,823	2,992
	ArcelorMittal	6.125%	6/1/25	670	722
	Chemours Co.	6.625%	5/15/23	1,327	1,388
	Chemours Co.	7.000%	5/15/25	2,640	2,831
	Chemours Co.	5.375%	5/15/27	625	605
[3]	Commercial Metals Co.	5.750%	4/15/26	815	794
	Commercial Metals Co.	5.375%	7/15/27	565	538
[3]	Constellium NV	5.750%	5/15/24	1,085	1,054
[3]	Constellium NV	6.625%	3/1/25	2,485	2,497
[3,6] Constellium NV		4.250%	2/15/26	120	136
[3]	Constellium NV	5.875%	2/15/26	260	251
[3,6] CTC BondCo GmbH		5.250%	12/15/25	425	472
[3]	First Quantum Minerals Ltd.	7.000%	2/15/21	1,820	1,838
[3]	First Quantum Minerals Ltd.	7.250%	5/15/22	1,580	1,596
[3]	First Quantum Minerals Ltd.	6.500%	3/1/24	710	685
[3]	First Quantum Minerals Ltd.	6.875%	3/1/26	585	560
[3]	FMG Resources August 2006 Pty Ltd.	4.750%	5/15/22	635	613
[3]	FMG Resources August 2006 Pty Ltd.	5.125%	3/15/23	1,980	1,936
[3]	FMG Resources August 2006 Pty Ltd.	5.125%	5/15/24	610	580
	Graphic Packaging International Inc.	4.125%	8/15/24	1,125	1,080
[3]	New Gold Inc.	6.250%	11/15/22	1,149	1,160
[3]	New Gold Inc.	6.375%	5/15/25	910	901
[3]	Novelis Corp.	6.250%	8/15/24	1,580	1,578
[3]	Novelis Corp.	5.875%	9/30/26	2,335	2,233
	Olin Corp.	5.125%	9/15/27	1,685	1,637
	Olin Corp.	5.000%	2/1/30	325	307
	Steel Dynamics Inc.	5.125%	10/1/21	1,320	1,333
	Steel Dynamics Inc.	5.500%	10/1/24	1,275	1,301
	Steel Dynamics Inc.	4.125%	9/15/25	70	67
	Steel Dynamics Inc.	5.000%	12/15/26	270	269
	Teck Resources Ltd.	3.750%	2/1/23	295	280
[3]	Teck Resources Ltd.	8.500%	6/1/24	1,395	1,526
	Teck Resources Ltd.	6.125%	10/1/35	235	238
	Teck Resources Ltd.	6.000%	8/15/40	200	195
	Teck Resources Ltd.	6.250%	7/15/41	645	642
	Teck Resources Ltd.	5.200%	3/1/42	150	131
	Teck Resources Ltd.	5.400%	2/1/43	1,450	1,303
[3]	Tronox Finance plc	5.750%	10/1/25	30	29
[3]	Tronox Inc.	6.500%	4/15/26	1,265	1,256
	United States Steel Corp.	7.375%	4/1/20	1,034	1,093
	United States Steel Corp.	6.650%	6/1/37	460	418
[3]	Versum Materials Inc.	5.500%	9/30/24	640	649

	Capital Goods (9.9%)
[3]	American Builders & Contractors
	Supply Co. Inc.	5.875%	5/15/26	1,840	1,810
[3]	ARD Finance SA	7.125%	9/15/23	1,140	1,137

High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	ARD Finance SA	7.125%	9/15/23	655	653
[3]	Ardagh Packaging Finance PLC /
	Ardagh Holdings USA Inc.	7.250%	5/15/24	1,415	1,468
[3]	Ardagh Packaging Finance PLC /
	Ardagh Holdings USA Inc.	6.000%	2/15/25	3,365	3,264
[3,7] Ardagh Packaging Finance PLC /
	Ardagh Holdings USA Inc.	4.750%	7/15/27	160	202
[3]	Ashtead Capital Inc.	4.125%	8/15/25	1,325	1,236
[3]	Ashtead Capital Inc.	4.375%	8/15/27	1,545	1,437
	Ball Corp.	4.875%	3/15/26	2,815	2,804
[3]	Beacon Escrow Corp.	4.875%	11/1/25	2,285	2,102
[3]	Berry Global Inc.	4.500%	2/15/26	1,420	1,324
[3]	Bombardier Inc.	7.750%	3/15/20	2,350	2,482
[3]	Bombardier Inc.	6.125%	1/15/23	1,588	1,592
[3]	Bombardier Inc.	7.500%	3/15/25	1,412	1,470
[3]	CD&R Waterworks Merger Sub LLC	6.125%	8/15/25	160	152
[3]	Cemex Finance LLC	6.000%	4/1/24	290	294
[3]	Cemex SAB de CV	6.125%	5/5/25	3,580	3,620
[3]	Cemex SAB de CV	7.750%	4/16/26	735	795
	Clean Harbors Inc.	5.250%	8/1/20	1,592	1,596
	Clean Harbors Inc.	5.125%	6/1/21	2,033	2,041
	CNH Industrial NV	4.500%	8/15/23	765	768
[3]	Crown Americas LLC / Crown
	Americas Capital Corp. VI	4.750%	2/1/26	710	674
[3,6] Crown European Holdings SA		2.875%	2/1/26	1,555	1,716
[3]	Flex Acquisition Co. Inc.	6.875%	1/15/25	3,770	3,638
[3]	Jeld-Wen Inc.	4.625%	12/15/25	345	329
[3]	Jeld-Wen Inc.	4.875%	12/15/27	350	325
	Lennar Corp.	4.750%	11/29/27	1,285	1,198
[3,6] Loxam SAS		4.250%	4/15/24	190	230
[3,6] Loxam SAS		6.000%	4/15/25	185	228
[3]	OI European Group BV	4.000%	3/15/23	660	615
[3]	Owens-Brockway Glass Container Inc.	5.875%	8/15/23	895	904
[3]	Owens-Brockway Glass Container Inc.	6.375%	8/15/25	355	364
	PulteGroup Inc.	5.500%	3/1/26	1,245	1,232
	Reynolds Group Issuer Inc. / Reynolds
	Group Issuer LLC / Reynolds Group
	Issuer Lu	5.750%	10/15/20	955	955
[3]	Reynolds Group Issuer Inc. / Reynolds
	Group Issuer LLC / Reynolds Group
	Issuer Lu	5.125%	7/15/23	2,240	2,212
[3]	Reynolds Group Issuer Inc. / Reynolds
	Group Issuer LLC / Reynolds Group
	Issuer Lu	7.000%	7/15/24	440	449
[3]	Standard Industries Inc.	5.500%	2/15/23	295	300
[3]	Standard Industries Inc.	5.375%	11/15/24	1,385	1,368
[3]	Standard Industries Inc.	6.000%	10/15/25	4,295	4,311
[3]	Standard Industries Inc.	5.000%	2/15/27	495	462
[3]	Standard Industries Inc.	4.750%	1/15/28	1,025	940
	TransDigm Inc.	6.500%	7/15/24	1,600	1,624
	TransDigm Inc.	6.500%	5/15/25	2,635	2,665
	TransDigm Inc.	6.375%	6/15/26	1,250	1,241
	United Rentals North America Inc.	4.625%	7/15/23	840	838
	United Rentals North America Inc.	5.750%	11/15/24	600	610
	United Rentals North America Inc.	5.500%	7/15/25	1,025	1,033
	United Rentals North America Inc.	4.625%	10/15/25	1,665	1,590
	United Rentals North America Inc.	5.875%	9/15/26	1,215	1,227
	United Rentals North America Inc.	5.500%	5/15/27	2,125	2,061
	United Rentals North America Inc.	4.875%	1/15/28	2,095	1,946
[3]	USG Corp.	5.500%	3/1/25	263	271
[3]	USG Corp.	4.875%	6/1/27	1,430	1,462

	Communication (19.4%)
[3]	Altice Financing SA	6.625%	2/15/23	1,365	1,341
[3]	Altice France SA	6.250%	5/15/24	550	534
[3]	Altice France SA	7.375%	5/1/26	1,150	1,123
[3]	Altice Luxembourg SA	7.625%	2/15/25	1,200	1,104
[3]	Altice US Finance I Corp.	5.500%	5/15/26	2,500	2,406
	Belo Corp.	7.750%	6/1/27	920	977
	Belo Corp.	7.250%	9/15/27	616	634

	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.250%	3/15/21	250	252
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.250%	9/30/22	365	367
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.125%	2/15/23	400	396
[3]	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.125%	5/1/23	2,990	2,953
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.750%	9/1/23	1,150	1,159
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.750%	1/15/24	145	145
[3]	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.375%	5/1/25	2,141	2,071
[3]	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.750%	2/15/26	1,450	1,421
[3]	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.500%	5/1/26	1,386	1,341
[3]	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.875%	5/1/27	445	434
[3]	Cequel Communications Holdings I
	LLC / Cequel Capital Corp.	5.125%	12/15/21	1,935	1,925
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	6.484%	10/23/45	1,191	1,251
[2,4] Crown Finance US Inc. Bank Loan		4.593%	2/22/25	3,681	3,654
	CSC Holdings LLC	6.750%	11/15/21	1,735	1,817
[3]	CSC Holdings LLC	5.500%	4/15/27	2,230	2,130
	DISH DBS Corp.	6.750%	6/1/21	3,805	3,805
	DISH DBS Corp.	5.875%	7/15/22	4,046	3,783
	DISH DBS Corp.	5.000%	3/15/23	1,384	1,201
	DISH DBS Corp.	5.875%	11/15/24	2,405	2,032
	DISH DBS Corp.	7.750%	7/1/26	3,610	3,154
	Embarq Corp.	7.995%	6/1/36	720	679
	Gannett Co. Inc.	6.375%	10/15/23	1,150	1,182
[3]	Gannett Co. Inc.	5.500%	9/15/24	320	322
[3]	Gray Television Inc.	5.125%	10/15/24	1,751	1,672
[3]	Gray Television Inc.	5.875%	7/15/26	1,170	1,110
	Lamar Media Corp.	5.750%	2/1/26	170	173
	Level 3 Financing Inc.	5.375%	8/15/22	2,515	2,515
	Level 3 Financing Inc.	5.625%	2/1/23	870	870
	Level 3 Financing Inc.	5.125%	5/1/23	1,120	1,098
	Liberty Interactive LLC	8.500%	7/15/29	1,465	1,573
	Liberty Interactive LLC	8.250%	2/1/30	3,945	4,132
	Netflix Inc.	5.500%	2/15/22	980	1,004
	Netflix Inc.	5.875%	2/15/25	1,495	1,532
	Netflix Inc.	4.375%	11/15/26	215	202
	Nokia Oyj	4.375%	6/12/27	1,165	1,090
[3]	Numericable Group SA	6.000%	5/15/22	1,575	1,585
	Quebecor Media Inc.	5.750%	1/15/23	2,635	2,691
	Qwest Corp.	6.875%	9/15/33	481	456
[3]	Sinclair Television Group Inc.	5.625%	8/1/24	200	199
[3]	Sinclair Television Group Inc.	5.875%	3/15/26	2,740	2,685
[3]	Sinclair Television Group Inc.	5.125%	2/15/27	1,975	1,817
[2,4,5] Sinclair Television Group Inc. Bank Loan 0.000%			12/12/24	1,470	1,466
[2,4,5] Sinclair Television Group Inc. Bank Loan 0.000%			12/12/24	150	150
[2,4,5] Sinclair Television Group Inc. Bank Loan 0.000%			12/12/24	150	150
[3]	Sirius XM Radio Inc.	4.625%	5/15/23	390	382
	Sprint Capital Corp.	6.875%	11/15/28	4,575	4,381
	Sprint Capital Corp.	8.750%	3/15/32	2,315	2,477
[3]	Sprint Communications Inc.	7.000%	3/1/20	2,285	2,371
	Sprint Communications Inc.	6.000%	11/15/22	325	322
	Sprint Corp.	7.875%	9/15/23	9,159	9,502
	Sprint Corp.	7.125%	6/15/24	2,101	2,111
	Sprint Corp.	7.625%	2/15/25	1,625	1,657
	T-Mobile USA Inc.	5.375%	4/15/27	3,155	3,084
	Telecom Italia Capital SA	6.375%	11/15/33	381	374
	Telecom Italia Capital SA	6.000%	9/30/34	1,005	957
	Telecom Italia Capital SA	7.721%	6/4/38	1,280	1,386

High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	Telenet Finance Luxembourg Notes
	Sarl	5.500%	3/1/28	3,600	3,287
	Time Warner Cable LLC	5.875%	11/15/40	60	59
	Time Warner Cable LLC	5.500%	9/1/41	1,523	1,417
	Tribune Media Co.	5.875%	7/15/22	1,945	1,952
[3]	Univision Communications Inc.	5.125%	5/15/23	550	529
[3]	Univision Communications Inc.	5.125%	2/15/25	6,040	5,572
[3]	UPCB Finance IV Ltd.	5.375%	1/15/25	800	756
[1]	Viacom Inc.	5.875%	2/28/57	1,933	1,827
[1]	Viacom Inc.	6.250%	2/28/57	944	899
	Videotron Ltd.	5.000%	7/15/22	3,763	3,810
[3]	Videotron Ltd.	5.375%	6/15/24	260	266
[3]	Virgin Media Finance plc	6.000%	10/15/24	945	907
[3]	Virgin Media Secured Finance plc	5.500%	1/15/25	1,210	1,174
[3]	Virgin Media Secured Finance plc	5.250%	1/15/26	2,527	2,334
[3]	Virgin Media Secured Finance plc	5.500%	8/15/26	355	333
[3]	VTR Finance BV	6.875%	1/15/24	2,720	2,737
[3]	WMG Acquisition Corp.	5.000%	8/1/23	740	734
[3]	WMG Acquisition Corp.	4.875%	11/1/24	1,105	1,076
[3]	WMG Acquisition Corp.	5.500%	4/15/26	2,461	2,430
	WPX Energy Inc.	5.750%	6/1/26	370	370
	Zayo Group LLC / Zayo Capital Inc.	6.000%	4/1/23	3,315	3,369
	Zayo Group LLC / Zayo Capital Inc.	6.375%	5/15/25	1,674	1,699
[3]	Zayo Group LLC / Zayo Capital Inc.	5.750%	1/15/27	445	437

	Consumer Cyclical (9.8%)
[3]	1011778 BC ULC / New Red Finance
	Inc.	4.250%	5/15/24	1,755	1,667
[3]	1011778 BC ULC / New Red Finance
	Inc.	5.000%	10/15/25	2,795	2,641
[3]	Adient Global Holdings Ltd.	4.875%	8/15/26	4,475	4,027
[3]	APX Group Inc.	8.875%	12/1/22	4,155	4,145
[2,4] Bass Pro Group, LLC Bank Loan		7.094%	12/15/23	1,920	1,925
	Cedar Fair LP / Canada’s Wonderland
	Co. / Magnum Management Corp. /
	Millennium Op	5.375%	4/15/27	775	763
	Cedar Fair LP / Canada’s Wonderland
	Co. / MagnumManagement Corp.	5.375%	6/1/24	835	843
[3,6] CIRSA Gaming Co.		6.250%	12/20/23	1,310	1,508
[3]	CRC Escrow Issuer LLC / CRC Finco
	Inc.	5.250%	10/15/25	4,686	4,434
	Dana Holding Corp.	5.500%	12/15/24	1,055	1,042
	GLP Capital LP / GLP Financing II Inc.	4.375%	4/15/21	105	105
	GLP Capital LP / GLP Financing II Inc.	5.375%	11/1/23	2,630	2,692
	GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	1,810	1,796
	Goodyear Tire & Rubber Co.	5.000%	5/31/26	1,614	1,505
	Goodyear Tire & Rubber Co.	4.875%	3/15/27	3,278	2,991
	Group 1 Automotive Inc.	5.000%	6/1/22	1,285	1,277
[3]	GW Honos Security Corp.	8.750%	5/15/25	1,385	1,420
[3]	Hanesbrands Inc.	4.625%	5/15/24	730	714
[3]	Hanesbrands Inc.	4.875%	5/15/26	735	713
	Hilton Domestic Operating Co. Inc.	4.250%	9/1/24	1,770	1,682
[3]	Hilton Domestic Operating Co. Inc.	5.125%	5/1/26	2,570	2,519
	Hilton Worldwide Finance LLC / Hilton
	Worldwide Finance Corp.	4.625%	4/1/25	3,025	2,942
	Hilton Worldwide Finance LLC / Hilton
	Worldwide Finance Corp.	4.875%	4/1/27	1,870	1,798
	KB Home	4.750%	5/15/19	830	833
	KB Home	7.000%	12/15/21	230	242
	KB Home	7.500%	9/15/22	215	229
	KB Home	7.625%	5/15/23	1,300	1,385
[3]	KFC Holding Co./Pizza Hut Holdings
	LLC/Taco Bell of America LLC	5.000%	6/1/24	815	805
[3]	KFC Holding Co./Pizza Hut Holdings
	LLC/Taco Bell of America LLC	5.250%	6/1/26	872	859
[3]	KFC Holding Co./Pizza Hut Holdings
	LLC/Taco Bell of America LLC	4.750%	6/1/27	935	884
[3]	L Brands Inc.	6.694%	1/15/27	1,287	1,232
	L Brands Inc.	5.250%	2/1/28	1,301	1,151
	Lennar Corp.	4.125%	1/15/22	1,015	1,005

	Lennar Corp.	4.875%	12/15/23	625	620
	Lennar Corp.	4.500%	4/30/24	2,825	2,719
	Lennar Corp.	5.875%	11/15/24	140	145
	Lennar Corp.	5.250%	6/1/26	270	263
	Lennar Corp.	5.000%	6/15/27	1,245	1,189
[3]	LHMC Finco Sarl	7.875%	12/20/23	1,720	1,686
	Meritage Homes Corp.	5.125%	6/6/27	505	470
	Neiman Marcus Group Inc.	7.125%	6/1/28	1,820	1,483
	Penske Automotive Group Inc.	5.375%	12/1/24	1,113	1,096
[3]	PetSmart Inc.	5.875%	6/1/25	325	250
	PulteGroup Inc.	5.000%	1/15/27	130	124
	Service Corp. International	8.000%	11/15/21	1,225	1,367
	Service Corp. International	5.375%	1/15/22	905	913
	Service Corp. International	4.625%	12/15/27	205	193
[3]	Shea Homes LP / Shea Homes
	Funding Corp.	5.875%	4/1/23	450	449
[3]	Shea Homes LP / Shea Homes
	Funding Corp.	6.125%	4/1/25	450	447
	Toll Brothers Finance Corp.	4.875%	11/15/25	295	284
	Toll Brothers Finance Corp.	4.875%	3/15/27	1,955	1,840
	William Lyon Homes Inc.	7.000%	8/15/22	450	458
	William Lyon Homes Inc.	5.875%	1/31/25	1,415	1,330

	Consumer Noncyclical (12.4%)
	Aramark Services Inc.	5.125%	1/15/24	975	975
[3]	Aramark Services Inc.	5.000%	4/1/25	1,400	1,393
	Aramark Services Inc.	4.750%	6/1/26	580	560
[3]	Aramark Services Inc.	5.000%	2/1/28	1,465	1,399
[3]	Catalent Pharma Solutions Inc.	4.875%	1/15/26	435	418
[3]	Change Healthcare Holdings LLC /
	Change Healthcare Finance Inc.	5.750%	3/1/25	2,000	1,880
[3]	Charles River Laboratories International
	Inc.	5.500%	4/1/26	310	310
	CHS/Community Health Systems Inc.	5.125%	8/1/21	525	487
	CHS/Community Health Systems Inc.	6.875%	2/1/22	3,964	2,032
	CHS/Community Health Systems Inc.	6.250%	3/31/23	3,450	3,161
[3]	CHS/Community Health Systems Inc.	8.125%	6/30/24	1,503	1,240
[3]	Coty Inc.	6.500%	4/15/26	740	709
[3,6] Darling Global Finance BV		3.625%	5/15/26	395	462
[3,6] Diamond BC BV		5.625%	8/15/25	3,020	3,158
[2,3] Endo Dac / Endo Finance LLC / Endo
	Finco Inc.	6.000%	2/1/25	2,845	2,219
[3]	Endo Finance LLC / Endo Ltd. / Endo
	Finco Inc.	6.000%	7/15/23	2,985	2,455
[3,6] Energizer Gamma Acquisition BV		4.625%	7/15/26	1,450	1,708
[3]	Energizer Gamma Acquisition Inc.	6.375%	7/15/26	1,280	1,301
[3]	Envision Healthcare Corp.	5.125%	7/1/22	1,341	1,351
	Envision Healthcare Corp.	5.625%	7/15/22	1,561	1,588
	HCA Inc.	6.250%	2/15/21	870	903
	HCA Inc.	5.875%	3/15/22	1,850	1,929
	HCA Inc.	4.750%	5/1/23	2,100	2,095
	HCA Inc.	5.375%	2/1/25	1,368	1,347
	HCA Inc.	5.250%	4/15/25	1,500	1,507
	HCA Inc.	7.690%	6/15/25	130	143
	HCA Inc.	5.875%	2/15/26	1,900	1,917
	HCA Inc.	5.250%	6/15/26	975	970
[3]	Hologic Inc.	4.625%	2/1/28	570	537
[3]	inVentiv Group Holdings Inc/inVentiv
	Health Inc/inVentiv Health Clinical Inc.	7.500%	10/1/24	477	503
[3]	Kinetic Concepts Inc / KCI USA Inc.	7.875%	2/15/21	1,570	1,597
[3]	Lamb Weston Holdings Inc.	4.625%	11/1/24	1,040	1,011
[3]	Lamb Weston Holdings Inc.	4.875%	11/1/26	1,040	1,019
[2,4] Lands’ End, Inc. Bank Loan		5.344%	3/12/21	2,888	2,771
[3]	MEDNAX Inc.	5.250%	12/1/23	580	568
[3]	MPH Acquisition Holdings LLC	7.125%	6/1/24	1,590	1,630
[3]	Polaris Intermediate Corp.	8.500%	12/1/22	2,565	2,645
[3]	Post Holdings Inc.	5.500%	3/1/25	795	778
[3]	Post Holdings Inc.	5.000%	8/15/26	4,100	3,818
[3]	Post Holdings Inc.	5.750%	3/1/27	970	941
[3]	Post Holdings Inc.	5.625%	1/15/28	2,720	2,550

High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	Quintiles IMS Inc.	5.000%	10/15/26	1,330	1,295
[3]	Quintiles Transnational Holdings Inc.	4.875%	5/15/23	750	756
	Revlon Consumer Products Corp.	5.750%	2/15/21	570	425
	Revlon Consumer Products Corp.	6.250%	8/1/24	2,130	1,172
[2,4] Revlon Consumer Products Corp.
	Bank Loan	5.594%	9/7/23	176	136
[2,4] Revlon Consumer Products Corp.
	Bank Loan	5.594%	9/7/23	597	462
[2,4] Revlon Consumer Products Corp.
	Bank Loan	5.594%	9/7/23	4	3
[3]	Sterigenics-Nordion Holdings LLC	6.500%	5/15/23	1,915	1,956
[3]	Sterigenics-Nordion Topco LLC	8.125%	11/1/21	725	736
	Tenet Healthcare Corp.	4.750%	6/1/20	835	840
	Tenet Healthcare Corp.	4.500%	4/1/21	932	923
	Tenet Healthcare Corp.	4.375%	10/1/21	3,520	3,458
[3]	Tenet Healthcare Corp.	4.625%	7/15/24	279	265
	Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	2,065	1,991
[3]	TreeHouse Foods Inc.	6.000%	2/15/24	1,800	1,840
[3]	Valeant Pharmaceuticals International
	Inc.	6.500%	3/15/22	620	642
[3]	Valeant Pharmaceuticals International
	Inc.	7.000%	3/15/24	1,390	1,456
[3]	Valeant Pharmaceuticals International
	Inc.	5.500%	11/1/25	945	931
[3]	Valeant Pharmaceuticals International
	Inc.	9.000%	12/15/25	815	847
[3]	Valeant Pharmaceuticals International
	Inc.	9.250%	4/1/26	520	541
[3]	Valeant Pharmaceuticals International
	Inc.	8.500%	1/31/27	510	516
[3]	VRX Escrow Corp.	6.125%	4/15/25	4,950	4,542
[3]	West Street Merger Sub Inc.	6.375%	9/1/25	4,050	3,888

	Energy (13.5%)
	AmeriGas Finance LLC / AmeriGas
	Finance Corp.	5.625%	5/20/24	1,395	1,369
	AmeriGas Finance LLC / AmeriGas
	Finance Corp.	5.875%	8/20/26	1,395	1,355
	AmeriGas Partners LP / AmeriGas
	Finance Corp.	5.500%	5/20/25	620	601
	AmeriGas Partners LP / AmeriGas
	Finance Corp.	5.750%	5/20/27	1,745	1,647
	Andeavor Logistics LP / Tesoro
	Logistics Finance Corp.	6.375%	5/1/24	1,280	1,365
	Andeavor Logistics LP / Tesoro
	Logistics Finance Corp.	5.250%	1/15/25	1,510	1,546
	Antero Resources Corp.	5.125%	12/1/22	1,445	1,449
	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	1,233	1,222
	Chesapeake Energy Corp.	8.000%	6/15/27	3,125	3,180
	Continental Resources Inc.	5.000%	9/15/22	3,354	3,404
	Continental Resources Inc.	4.500%	4/15/23	2,280	2,317
[3]	DCP Midstream LLC	9.750%	3/15/19	450	469
[3]	DCP Midstream LLC	5.350%	3/15/20	335	342
	DCP Midstream Operating LP	2.700%	4/1/19	600	594
[3]	DCP Midstream Operating LP	4.750%	9/30/21	597	603
	DCP Midstream Operating LP	4.950%	4/1/22	1,436	1,452
	DCP Midstream Operating LP	3.875%	3/15/23	801	774
	DCP Midstream Operating LP	5.600%	4/1/44	875	826
	Diamondback Energy Inc.	4.750%	11/1/24	175	170
	Diamondback Energy Inc.	5.375%	5/31/25	1,430	1,423
	Energy Transfer Equity LP	7.500%	10/15/20	2,460	2,623
	Energy Transfer Equity LP	4.250%	3/15/23	2,430	2,339
	Energy Transfer Equity LP	5.875%	1/15/24	1,656	1,697
	Energy Transfer Equity LP	5.500%	6/1/27	3,592	3,592
	Ferrellgas LP / Ferrellgas Finance Corp.	6.500%	5/1/21	2,560	2,342
	Ferrellgas LP / Ferrellgas Finance Corp.	6.750%	1/15/22	474	427
	Ferrellgas LP / Ferrellgas Finance Corp.	6.750%	6/15/23	769	669
	Laredo Petroleum Inc.	5.625%	1/15/22	2,107	2,075
	Laredo Petroleum Inc.	6.250%	3/15/23	2,158	2,147
	Matador Resources Co.	6.875%	4/15/23	3,090	3,233

[3]	MEG Energy Corp.	6.375%	1/30/23	850	791
[3]	MEG Energy Corp.	7.000%	3/31/24	1,439	1,338
[3]	MEG Energy Corp.	6.500%	1/15/25	2,850	2,843
	Newfield Exploration Co.	5.625%	7/1/24	600	632
[3]	NGPL PipeCo LLC	4.375%	8/15/22	400	396
[3]	NGPL PipeCo LLC	4.875%	8/15/27	475	469
[3]	Noble Holding International Ltd.	7.875%	2/1/26	460	474
[3]	Parsley Energy LLC / Parsley Finance
	Corp.	5.375%	1/15/25	1,344	1,334
[3]	Parsley Energy LLC / Parsley Finance
	Corp.	5.250%	8/15/25	190	187
	QEP Resources Inc.	6.800%	3/1/20	220	225
	QEP Resources Inc.	6.875%	3/1/21	913	973
	QEP Resources Inc.	5.375%	10/1/22	1,270	1,295
	QEP Resources Inc.	5.250%	5/1/23	1,262	1,240
[3]	Rockies Express Pipeline LLC	7.500%	7/15/38	1,134	1,338
[3]	Rockies Express Pipeline LLC	6.875%	4/15/40	420	480
	RSP Permian Inc.	5.250%	1/15/25	900	959
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	1,255	1,341
	SESI LLC	7.125%	12/15/21	990	1,007
	SESI LLC	7.750%	9/15/24	1,045	1,074
	SM Energy Co.	6.500%	11/15/21	100	102
	SM Energy Co.	6.125%	11/15/22	935	956
	SM Energy Co.	6.500%	1/1/23	75	76
	SM Energy Co.	5.000%	1/15/24	1,994	1,874
	SM Energy Co.	5.625%	6/1/25	1,651	1,593
	SM Energy Co.	6.750%	9/15/26	720	722
[3]	Southern Star Central Corp.	5.125%	7/15/22	480	480
	Southwestern Energy Co.	6.700%	1/23/25	2,693	2,632
	Southwestern Energy Co.	7.750%	10/1/27	591	613
[3]	Sunoco LP / Sunoco Finance Corp.	5.500%	2/15/26	780	739
[3]	Sunoco LP / Sunoco Finance Corp.	5.875%	3/15/28	490	462
[3]	Tallgrass Energy Partners LP /
	Tallgrass Energy Finance Corp.	5.500%	1/15/28	1,845	1,813
[1,3] Transocean Guardian Ltd.		5.875%	1/15/24	1,015	1,011
[1,3] Transocean Phoenix 2 Ltd.		7.750%	10/15/24	200	214
[1,3] Transocean Proteus Ltd.		6.250%	12/1/24	735	740
[3]	Vine Oil & Gas LP / Vine Oil & Gas
	Finance Corp.	8.750%	4/15/23	1,915	1,767
	Weatherford International Ltd.	7.000%	3/15/38	517	408
	Weatherford International Ltd.	6.750%	9/15/40	1,918	1,510
	Weatherford International Ltd.	5.950%	4/15/42	1,970	1,460
[3]	Whiting Petroleum Corp.	6.625%	1/15/26	180	185
	Whiting Petroleum Corp.	6.625%	1/15/26	3,101	3,186
	Williams Cos. Inc.	7.875%	9/1/21	450	500
	Williams Cos. Inc.	3.700%	1/15/23	1,550	1,496
	Williams Cos. Inc.	4.550%	6/24/24	1,554	1,554
	Williams Cos. Inc.	5.750%	6/24/44	1,200	1,238
	WPX Energy Inc.	6.000%	1/15/22	732	759
	WPX Energy Inc.	5.250%	9/15/24	3,734	3,678

	Other Industrial (0.7%)
[3]	Brand Energy & Infrastructure
	Services Inc.	8.500%	7/15/25	3,222	3,262
[2,4] HD Supply Waterworks LTD. Bank
	Loan	5.211%	8/1/24	143	143
[2,4] HD Supply Waterworks LTD. Bank
	Loan	5.300%	8/1/24	126	126
[3]	KAR Auction Services Inc.	5.125%	6/1/25	1,295	1,237

	Technology (8.3%)
	Alcatel-Lucent USA Inc.	6.500%	1/15/28	1,355	1,402
	Alcatel-Lucent USA Inc.	6.450%	3/15/29	2,602	2,680
[3]	Camelot Finance SA	7.875%	10/15/24	1,882	1,903
	CDK Global Inc.	5.875%	6/15/26	615	628
	CDK Global Inc.	4.875%	6/1/27	585	562
	CDW LLC / CDW Finance Corp.	5.000%	9/1/23	985	990
	CDW LLC / CDW Finance Corp.	5.500%	12/1/24	485	496
	CDW LLC / CDW Finance Corp.	5.000%	9/1/25	760	749
	Equinix Inc.	5.375%	4/1/23	680	694

High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Equinix Inc.	5.875%	1/15/26	370	374
[6]	Equinix Inc.	2.875%	2/1/26	3,115	3,425
	Equinix Inc.	5.375%	5/15/27	1,350	1,347
[3]	First Data Corp.	5.375%	8/15/23	2,265	2,285
[3]	First Data Corp.	7.000%	12/1/23	5,235	5,451
[3]	First Data Corp.	5.000%	1/15/24	1,500	1,487
[3]	First Data Corp.	5.750%	1/15/24	4,651	4,663
[2,4] First Data Corp. Bank Loan		4.091%	7/8/22	566	563
	Infor US Inc.	6.500%	5/15/22	3,060	3,072
	Iron Mountain Inc.	5.750%	8/15/24	1,032	1,017
[3]	Iron Mountain Inc.	4.875%	9/15/27	1,245	1,147
[2,4] Microchip Technology Inc. Bank Loan		4.100%	5/24/25	1,115	1,115
[3]	MSCI Inc.	5.250%	11/15/24	395	399
[3]	MSCI Inc.	5.750%	8/15/25	1,560	1,607
[3]	MSCI Inc.	4.750%	8/1/26	510	495
	NCR Corp.	4.625%	2/15/21	1,555	1,543
	NCR Corp.	5.000%	7/15/22	600	594
	NCR Corp.	6.375%	12/15/23	455	469
	Nokia Oyj	6.625%	5/15/39	3,550	3,723
[3]	Open Text Corp.	5.625%	1/15/23	1,070	1,099
[3]	Open Text Corp.	5.875%	6/1/26	1,345	1,375
	Pitney Bowes Inc.	4.700%	4/1/23	2,060	1,846
[3]	Sensata Technologies BV	5.625%	11/1/24	575	598
[3]	Sensata Technologies BV	5.000%	10/1/25	1,625	1,637
[3]	Sensata Technologies UK Financing
	Co. plc	6.250%	2/15/26	1,520	1,581
[2,4] SS&C Technologies Holdings Inc.
	Bank Loan	4.593%	4/16/25	651	651
[2,4] SS&C Technologies Holdings Inc.
	Bank Loan	4.593%	4/16/25	1,721	1,721
[3]	Symantec Corp.	5.000%	4/15/25	2,065	1,995
[3,7] Vantiv LLC / Vanity Issuer Corp.		3.875%	11/15/25	1,355	1,691
[3]	Vantiv LLC / Vanity Issuer Corp.	4.375%	11/15/25	1,275	1,213

	Transportation (0.7%)
[3]	Avis Budget Car Rental LLC / Avis
	Budget Finance Inc.	5.125%	6/1/22	1,876	1,838
	Avis Budget Car Rental LLC / Avis
	Budget Finance Inc.	5.500%	4/1/23	2,328	2,258
[3]	Avis Budget Car Rental LLC / Avis
	Budget Finance Inc.	6.375%	4/1/24	715	699
[3]	Avis Budget Car Rental LLC / Avis
	Budget Finance Inc.	5.250%	3/15/25	630	575
					587,716
Utilities (1.5%)
	Electric (1.5%)
	AES Corp.	4.500%	3/15/23	1,385	1,371
	AES Corp.	4.875%	5/15/23	600	600
	AES Corp.	5.500%	4/15/25	150	151
	AES Corp.	6.000%	5/15/26	30	31
	AES Corp.	5.125%	9/1/27	2,115	2,110
[3]	NextEra Energy Operating Partners LP	4.250%	9/15/24	645	621
[3]	NextEra Energy Operating Partners LP	4.500%	9/15/27	700	654
	NRG Energy Inc.	6.250%	7/15/22	1,544	1,588
	NRG Energy Inc.	6.250%	5/1/24	2,456	2,527
	NRG Energy Inc.	7.250%	5/15/26	1,425	1,518
					11,171
Total Corporate Bonds (Cost $691,027)					675,728

Sovereign Bonds (0.2%)
[3] DAE Funding LLC	4.500%	8/1/22	825	795
[3] DAE Funding LLC	5.000%	8/1/24	850	814
Total Sovereign Bonds (Cost $1,675)				1,609

			Shares
Common Stocks (0.2%)
Utilities (0.2%)
*,8 Homer City Generation LP (Cost $1,287)			62,633	1,287

			Face
Amount
			($000)
Temporary Cash Investment (6.7%)
Repurchase Agreement (6.7%)
Bank of America Securities, LLC
(Dated 6/29/18, Repurchase Value
$48,408,000, collateralized by
Federal Home Loan Mortgage Corp.,
4.500%, 5/1/48, and Federal National
Mortgage Assn., 4.000%, 12/1/47,
with a value of $49,368,000)
(Cost $48,400)	2.090%	7/2/18	48,400	48,400
Total Investments (100.4%) (Cost $742,389)				727,024

Amount
($000)
Other Assets and Liabilities (-0.4%)
Other Assets
Investment in Vanguard	39
Receivables for Investment Securities Sold	69
Receivables for Accrued Income	10,259
Receivables for Capital Shares Issued	279
Variation Margin Receivable—CC Swap Contracts	33
Unrealized Appreciation—Forward Currency Contracts	13
Other Assets[9]	1,310
Total Other Assets	12,002
Liabilities
Payables for Investment Securities Purchased	(13,653)
Payables to Investment Advisor	(109)
Payables for Capital Shares Redeemed	(612)
Payables to Vanguard	(679)
Unrealized Depreciation—Forward Currency Contracts	(44)
Total Liabilities	(15,097)
Net Assets (100%)
Applicable to 94,551,547 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	723,929
Net Asset Value Per Share	$7.66

High Yield Bond Portfolio

At June 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	726,932
Undistributed Net Investment Income	19,872
Accumulated Net Realized Losses	(7,421)
Unrealized Appreciation (Depreciation)
Investment Securities	(15,365)
Swap Contracts	(44)
Forward Currency Contracts	(31)
Foreign Currencies	(14)
Net Assets 723,929

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30,
2018, the aggregate value of these securities was $279,933,000, representing 38.7% of net assets.
4 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At June 30, 2018, the aggregate value of these securities was $19,265,000, representing
2.7% of net assets.
5 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of June 30, 2018.
6 Face amount denominated in euro.
7 Face amount denominated in British pounds.
8 Security value determined using significant unobservable inputs.
9 Cash of $1,065,000 has been segregated as initial margin for open cleared swap contracts.
CC—Centrally Cleared.

High Yield Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	7/31/18	USD	11,093	EUR	9,511	(39)
J.P. Morgan Securities LLC	7/31/18	USD	1,967	GBP	1,479	13
BNP Paribas	7/31/18	USD	1,348	EUR	1,155	(4)
Credit Suisse International	7/31/18	USD	772	EUR	660	—
UBS AG	7/31/18	USD	292	EUR	249	—
Barclays Bank plc	7/31/18	USD	237	EUR	203	(1)
BNP Paribas	7/31/18	USD	120	EUR	102	—
						(31)
EUR—euro.
GBP—British pound.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

Centrally Cleared Credit Default Swaps
			Periodic
			Premium		Unrealized
			Received		Appreciation
	Termination	Notional Amount	(Paid)[1]	Value	(Depreciation)
Reference Entity	Date	(000)	(%)	($000)	($000)
Credit Protection Sold
CDX-NA-HY-S30-V1	6/20/23	USD 21,000	5.000	1,256	(44)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Periodic premium received/paid quarterly.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open swap contracts is generally treated the same for financial reporting and tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

High Yield Bond Portfolio

Statement of Operations

Six Months Ended
June 30, 2018
($000)
Investment Income
Income
Interest	20,524
Total Income	20,524
Expenses
Investment Advisory Fees—Note B	222
The Vanguard Group—Note C
Management and Administrative	695
Marketing and Distribution	65
Custodian Fees	10
Shareholders’ Reports	4
Trustees’ Fees and Expenses	1
Total Expenses	997
Net Investment Income	19,527
Realized Net Gain (Loss)
Investment Securities Sold	2,800
Swap Contracts	304
Forward Currency Contracts	496
Foreign Currencies	5
Realized Net Gain (Loss)	3,605
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(31,299)
Swap Contracts	(153)
Forward Currency Contracts	66
Foreign Currencies	(15)
Change in Unrealized Appreciation
(Depreciation)	(31,401)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(8,269)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	19,527	35,653
Realized Net Gain (Loss)	3,605	1,606
Change in Unrealized Appreciation (Depreciation)	(31,401)	7,428
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,269)	44,687
Distributions
Net Investment Income	(35,316)	(31,351)
Realized Capital Gain	—	—
Total Distributions	(35,316)	(31,351)
Capital Share Transactions
Issued	62,454	177,943
Issued in Lieu of Cash Distributions	35,316	31,351
Redeemed	(82,509)	(92,546)
Net Increase (Decrease) from Capital Share Transactions	15,261	116,748
Total Increase (Decrease)	(28,324)	130,084
Net Assets
Beginning of Period	752,253	622,169
End of Period[1]	723,929	752,253
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $19,872,000 and $34,631,000.

See accompanying Notes, which are an integral part of the Financial Statements.

High Yield Bond Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.13	$7.99	$7.59	$8.14	$8.24	$8.33
Investment Operations
Net Investment Income	. 207[1]	.419[1]	.397	.427	.416	.458
Net Realized and Unrealized Gain (Loss)
on Investments	(.293)	.119	.426	(.541)	(.061)	(.108)
Total from Investment Operations	(.086)	.538	.823	(.114)	.355	.350
Distributions
Dividends from Net Investment Income	(.384)	(.398)	(.423)	(.423)	(.455)	(.440)
Distributions from Realized Capital Gains —		—	—	(.013)	—	—
Total Distributions	(.384)	(.398)	(.423)	(.436)	(.455)	(.440)
Net Asset Value, End of Period	$7.66	$8.13	$7.99	$7.59	$8.14	$8.24

Total Return	-1.05%	7.00%	11.35%	-1.58%	4.40%	4.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$724	$752	$622	$521	$534	$509
Ratio of Total Expenses to
Average Net Assets	0.27%	0.28%	0.28%	0.28%	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets	5.33%	5.22%	5.44%	5.41%	5.24%	5.51%
Portfolio Turnover Rate	27%	28%	27%	38%	35%	37%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

High Yield Bond Portfolio

Notes to Financial Statements

High Yield Bond Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended June 30, 2018, the portfolio’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

High Yield Bond Portfolio

4. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The portfolio enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the portfolio trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended June 30, 2018, the portfolio’s average amounts of investments in credit protection sold and credit protection purchased represented 3% and 0% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period.

High Yield Bond Portfolio

5. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

6. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and for the period ended June 30, 2018, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

8. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2018, or at any time during the period then ended.

9. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company llp provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2018, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2018, the portfolio had contributed to Vanguard capital in the amount of $39,000, representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

High Yield Bond Portfolio

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of June 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Corporate Bonds	—	675,728	—
Sovereign Bonds	—	1,609	—
Common Stocks	—	—	1,287
Temporary Cash Investments	—	48,400	—
Forward Currency Contracts—Assets	—	13	—
Forward Currency Contracts—Liabilities	—	(44)	—
Swap Contracts—Assets[1]	33	—	—
Total	33	725,706	1,287
1 Represents variation margin on the last day of the reporting period.

E. At June 30, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Foreign
	Exchange	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Swap Contracts	—	33	33
Unrealized Appreciation—Forward Currency Contracts	13	—	13
Total Assets	13	33	46

Unrealized Depreciation—Forward Currency Contracts	(44)	—	(44)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended June 30, 2018, were:

	Foreign
	Exchange	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Forward Currency Contracts	496	—	496
Swap Contracts	—	304	304
Realized Net Gain (Loss) on Derivatives	496	304	800

Change in Unrealized Appreciation (Depreciation) on Derivatives
Forward Currency Contracts	66	—	66
Swap Contracts	—	(153)	(153)
Change in Unrealized Appreciation (Depreciation) on Derivatives	66	(153)	(87)

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

High Yield Bond Portfolio

During the six months ended June 30, 2018, the portfolio realized net foreign currency gains of $534,000 (including gains and losses on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized gains of $496,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2017, the portfolio had available capital losses totaling $9,794,000 that may be carried forward indefinitely to offset future net capital gains. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2018; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2018, the cost of investment securities for tax purposes was $742,389,000. Net unrealized depreciation of investment securities for tax purposes was $15,365,000, consisting of unrealized gains of $7,513,000 on securities that had risen in value since their purchase and $22,878,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2018, the portfolio purchased $102,516,000 of investment securities and sold $87,949,000 of investment securities, other than U.S. government securities and temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2018	December 31, 2017
	Shares	Shares
	(000)	(000)
Issued	7,836	22,124
Issued in Lieu of Cash Distributions	4,616	4,066
Redeemed	(10,447)	(11,491)
Net Increase (Decrease) in Shares Outstanding	2,005	14,699

At June 30, 2018, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 47% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no events or transactions occurred subsequent to June 30, 2018, that would require recognition or disclosure in these financial statements.

High Yield Bond Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Yield Bond Portfolio	12/31/2017	6/30/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$989.48	$1.33
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.46	1.35

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

High Yield Bond Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund High Yield Bond Portfolio has renewed the portfolio’s investment advisory arrangement with Wellington Management Company llp (Wellington Management). The board determined that renewing the portfolio’s advisory arrangement was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The portfolio manager is supported by a dedicated team of high-yield and bank loan analysts who conduct in-depth credit research on the universe of high-yield issuers, seeking to identify issuers with stable or improving business prospects and attractive yields. Wellington Management focuses on higher-quality bonds, as it believes that these issues offer a more attractive risk/return trade-off over the long term than lower-rated bonds within the high-yield universe. The advisor seeks to maintain credit quality and diversification guidelines in order to minimize the risk of potential defaults. Wellington Management has advised the portfolio since its inception in 1996.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears in the About Your Portfolio’s Expenses section as well as in the Financial Statements section, which also includes information about the portfolio’s advisory fee rate.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory arrangement again after a one-year period.

High Yield Bond Portfolio

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. High-Yield Ba/B 2%
Issuer Capped Index and the Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the High Yield Bond Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the High Yield Bond Portfolio. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the High
Yield Bond Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the High Yield Bond Portfolio or the owners of the High Yield Bond Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the High Yield Bond Portfolio. Investors acquire the High Yield Bond
Portfolio from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the High Yield Bond Portfolio. The High Yield Bond Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the High Yield Bond Portfolio or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the High Yield Bond Portfolio with respect to any person or entity.
Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the High Yield Bond Portfolio to be issued. Neither
Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the High Yield Bond Portfolio or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the High Yield Bond Portfolio.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the High Yield Bond Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the High
Yield Bond Portfolio, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS
OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG
NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE
OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY
EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY
DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF
THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED
PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION,
ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG
BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE HIGH YIELD BOND PORTFOLIO.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays
Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

International Portfolio

Advisors’ Report

For the six months ended June 30, 2018, the International Portfolio returned 3.89%. The benchmark index returned –3.77% and peer funds, on average, returned –2.66%. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table on the next page. Each advisor has also prepared a discussion of the investment environment that existed during the half year and its effect on the portfolio’s positioning. These reports were prepared on July 19, 2018.

Baillie Gifford Overseas Ltd.

Portfolio Managers: James K. Anderson, Partner Head of Global Equities Thomas Coutts, Partner

Exceptional companies have always been critical to investment returns, with a small handful responsible for lifting stock market results above a mediocre level. We anticipate that this concentration of returns will persist and may even intensify. As investors, we aim to identify and own substantial positions in enough of the winners to generate attractive returns for our clients. To benefit fully, we must also avoid the pitfalls of taking profits and rebalancing into inferior opportunities. While many of our holdings have rose substantially over the period, we believe

Total Returns
Six Months Ended
June 30, 2018
International Portfolio	3.89%
MSCI All Country World Index ex USA	-3.77
Variable Insurance International Funds Average[1]	-2.66

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		International
	Portfolio	Funds Average
International Portfolio	0.39%	0.91%

the potential for further growth is compelling, so we have made few changes to the portfolio.

How large can a successful company become in the modern era? Evidence is accumulating that the scale advantages of large technology platforms are intensifying and are transferable to adjacent business areas. It is highly unusual for companies of the scale of Alibaba and Amazon.com to report rapid and accelerating growth rates. Their success in doing so reflects the dynamics of a digitized and interconnected global economy and an increasing advantage that accrues to companies able to take a long-term view.

ASML, the Dutch supplier of lithography equipment for the semiconductor industry, is a good example of a company thinking in terms of decades rather than quarters. Making further progress with Moore’s Law is one of the most important engineering challenges of our generation. ASML continues to drive the technology forward with its industry-leading chip-making machines. It has fought its way through the challenges of extreme ultraviolet lithography and now believes it has a clear path to develop this technology until around 2030. It is exciting and challenging to consider that this progress will enable continued development in big data, machine learning, the Internet of Things, and artificial intelligence.

Two European banks, Svenska Handelsbanken and Banco Bilbao Vizcaya Argentaria (BBVA), performed weakly over the period. Low interest rates continue to weigh on profitability across the sector. More structurally,

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 The portfolio expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2018, the International Portfolio’s annualized expense ratio was 0.38%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

International Portfolio

upstart competitors using technology to target profitable segments pose an increasing threat to traditional banks. We believe BBVA is leading the way in implementing seamless mobile products across its global customer base. We remain optimistic that it will be a winner in this new world of banking. Handelsbanken is consistently pursuing the decentralized model that has led to exceptional customer satisfaction over the decades. We continue to hold both banks.

Two unlisted companies that we held in the portfolio, Spotify and Home24, listed on public equity markets in recent months. We have maintained the position in Home24, a German-based online furniture retailer. We have significantly added to Spotify, which has surpassed Apple to be the leading provider of music streaming services and has tremendous growth potential. We also made a substantial new investment in Ping An Insurance, a Chinese provider of savings and protection products. Operating in a market with favorable long-term growth trends, Ping An has invested heavily in its systems and successfully broadened its offering to clients. These new investments were funded by sales of Japanese e-commerce company Rakuten, luxury goods group Richemont, and Italian holding company EXOR, which we believe are strong businesses with declining growth potential.

Schroder Investment Management
North America Inc.

Portfolio Manager:

Simon Webber, CFA

International markets declined over the first half of 2018. Early in the year, investors digested the destabilizing potential of an elevated U.S. inflation reading and its implications for tighter policy. While these worries ultimately passed, fears of a U.S.–China trade war then cast a pall that lingered. Through the second quarter, political risk also returned to Europe—especially in Italy—while a stronger U.S. dollar weighed heavily on some emerging markets.

Our positions in the technology sector have been particularly supportive, as have our financial holdings. Health care and telecommunication services companies detracted slightly, as did our underweight in the resurgent energy sector. Amid a challenging period for emerging markets overall, our exposure here was relatively resilient.

In March, we began a position in newly listed iQIYI––a video-streaming service with huge growth potential––and the shares have already performed very well since listing. Video streaming is growing rapidly in China, and iQIYI is the leading platform for self-generated video content, including dramas and reality TV shows. Through its relationship with Baidu, its search engine parent company, iQIYI can bring a very precise level of targeting and interactivity to its advertising, which we think will prove exceptionally valuable as the middle class grows in China. While the company operates in an extremely competitive industry with rising content costs, its management team has shown strong capability in content selection, development, and innovation.

Continental, a tire and auto parts supplier, performed poorly, as the market worried about rising oil-related cost pressure and the potential impact of tariffs on profitability in the auto sector. However, in previous periods when input costs have increased, Continental has demonstrated strong pricing power, and with exposure to high-growth areas such as autonomous driving and 48-volt “mild hybrid” technologies, we think the company’s outlook remains strong and have added to the position.

International Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	59	2,121	Uses a bottom-up, stock-driven approach to select
			stocks that it believes have above-average growth
			rates and trade at reasonable prices.
Schroder Investment	37	1,329	Uses fundamental research to identify high-quality
Management			companies in developed and emerging markets that
North America Inc.			it believes have above-average growth potential.
Cash Investments	4	130	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

International Portfolio

Looking ahead, international equities are at a very interesting juncture, after treading water for the last four years in dollar terms. Valuations have become much more attractive at approximately 13x forward earnings, about a 20% discount to U.S. equities. However, lead indicators of economic growth and business profits in international economies remain quite strong, and central bank monetary policy remains largely expansionary.

The main uncertainty for the outlook is probably the recent trend toward more protectionist economic policies. A protracted trade war would have implications far beyond the U.S. and China and could lead to a major weakening of business sentiment and investment.

With rising U.S. interest rates and a rising U.S. dollar, the usual pattern of pressure on emerging-market equities and currencies has repeated in 2018.

This has opened up some very interesting opportunities in strong companies in these markets, and we expect to continue increasing exposure over the summer.

We are, however, cautious about companies and countries with high levels of debt. After a decade of low and declining interest rates, there is plenty of complacency in financial markets regarding the risks to equity holders from leverage.

Most importantly for us as active investors, we continue to believe that a period of disruptive change is unfolding across many industries, and that this will be a powerful source of investment performance. It remains critical for businesses and investors alike to ensure that they are on the right side of the disruption, and we are focused on identifying those businesses that are willing to invest for the long term, embrace change, and create sustainable growth business models.

International Portfolio

Portfolio Profile

As of June 30, 2018

Portfolio Characteristics
Comparative
	Portfolio	Index[1]
Number of Stocks	127	2,153
Turnover Rate[2]	14%	—
Expense Ratio[3]	0.39%	—
Short-Term Reserves	0.1	—

Volatility Measures
Portfolio Versus
Comparative Index[1]
R-Squared	0.87
Beta	1.11

Sector Diversification (% of equity exposure)
Comparative
	Portfolio	Index[1]
Consumer Discretionary	24.4%	11.2%
Consumer Staples	6.2	9.7
Energy	1.8	7.4
Financials	15.5	21.9
Health Care	8.9	8.1
Industrials	9.3	11.7
Information Technology	24.5	11.9
Materials	5.7	8.2
Other	0.6	0.0
Real Estate	0.0	3.2
Telecommunication Services	3.0	3.7
Utilities	0.1	3.0

Ten Largest Holdings[4] (% of total net assets)

Alibaba Group	Internet Software
Holding Ltd.	& Services	5.1%
Tencent Holdings Ltd.	Internet Software
	& Services	4.6
Amazon.com Inc.	Internet & Direct
	Marketing Retail	3.6
ASML Holding NV	Semiconductor
	Equipment	3.6
AIA Group Ltd.	Life & Health
	Insurance	3.0
Baidu Inc.	Internet Software
	& Services	2.8
Industria de Diseno
Textil SA	Apparel Retail	2.0
Ferrari NV	Automobile
	Manufacturers	2.0
Illumina Inc.	Life Sciences Tools
	& Services	1.7
Tesla Inc.	Automobile
	Manufacturers	1.7
Top Ten		30.1%

Allocation by Region

Market Diversification (% of equity exposure)
Comparative
	Portfolio[5]	Index[1]
Europe
Germany	9.6%	6.5%
United Kingdom	8.4	12.2
France	6.9	7.5
Sweden	5.3	1.8
Netherlands	3.7	2.5
Spain	3.6	2.1
Italy	3.1	1.7
Switzerland	2.2	5.3
Denmark	2.1	1.1
Belgium	1.3	0.7
Other European Markets	1.2	2.0
Subtotal	47.4%	43.4%
Pacific
Japan	12.1%	16.3%
Hong Kong	4.0	2.5
South Korea	2.2	3.7
Other Pacific Markets	1.3	5.8
Subtotal	19.6%	28.3%
Emerging Markets
China	17.6%	8.2%
India	2.3	2.2
Other Emerging Markets	2.1	10.7
Subtotal	22.0	21.1%
North America
United States	9.2%	0.0%
Canada	1.4	6.6
Subtotal	10.6%	6.6%
Middle East
Israel	0.4%	0.4%
Other	0.0%	0.2%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI All Country World Index ex USA.

2 Annualized.

3 The expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the fiscal year ended June 30, 2018, the International Portfolio’s annualized expense ratio was 0.38%.

4 The holdings listed exclude any temporary cash investments and equity index products. 5 Market percentages exclude currency contracts held by the portfolio.

International Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2007–June 30, 2018

Average Annual Total Returns: Periods Ended June 30, 2018

	Inception Date	One Year	Five Years	Ten Years
International Portfolio	6/3/1994	19.39%	11.50%	6.21%

1 Six months ended June 30, 2018.
2 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
See Financial Highlights for dividend and capital gains information.

International Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (95.4%)[1]
Australia (0.4%)
Brambles Ltd.	1,938,251	12,725

Austria (0.3%)
Erste Group Bank AG	294,493	12,277

Belgium (1.2%)
Umicore SA	786,552	44,902

Brazil (0.5%)
Telefonica Brasil SA
Preference Shares	829,800	9,793
Raia Drogasil SA	417,786	7,158
		16,951
Canada (1.3%)
Toronto-Dominion Bank	496,292	28,725
Nutrien Ltd.	346,343	18,842
		47,567
China (17.2%)
* Alibaba Group Holding
Ltd. ADR	976,761	181,218
Tencent Holdings Ltd.	3,247,900	163,095
* Baidu Inc. ADR	406,655	98,817
* TAL Education Group
ADR	1,193,376	43,916
* Ctrip.com International
Ltd. ADR	810,093	38,585
New Oriental Education
& Technology Group
Inc. ADR	349,685	33,101
Ping An Insurance Group
Co. of China Ltd.	3,489,500	31,956
China Pacific Insurance
Group Co. Ltd.	3,187,800	12,279
*,^ iQIYI Inc. ADR	348,481	11,256
		614,223
Denmark (2.1%)
* Genmab A/S	258,566	39,785
Chr Hansen Holding A/S	163,100	15,015
Novozymes A/S	225,473	11,404
Vestas Wind Systems A/S	153,159	9,456
		75,660
France (6.4%)
L’Oreal SA	229,268	56,521
Kering SA	89,975	50,683
Schneider Electric SE	452,449	37,629
^ TOTAL SA	489,050	29,698
Essilor International Cie
Generale d’Optique SA	194,563	27,432
Vivendi SA	691,223	16,909
LVMH Moet Hennessy
Louis Vuitton SE	31,672	10,516
		229,388

Germany (9.0%)
*,2 Zalando SE	1,013,535	56,486
BASF SE	426,407	40,709
Bayerische Motoren
Werke AG	301,142	27,221
Continental AG	106,888	24,325
Bayer AG	217,145	23,848
SAP SE	163,931	18,921
*,2 Delivery Hero AG	334,976	17,755
Deutsche Telekom AG	1,146,424	17,717
* HelloFresh SE	1,072,370	16,337
adidas AG	68,936	15,009
Infineon Technologies AG	492,693	12,515
Linde AG- Tender Line	50,779	12,064
HeidelbergCement AG	106,951	8,980
*,2 Rocket Internet SE	278,557	8,913
* MorphoSys AG	67,732	8,268
Puma SE	7,497	4,380
*,3 Home24 SE (Restricted)	115,713	3,635
* AIXTRON SE	274,000	3,526
* Home24 SE	78,834	2,725
		323,334
Hong Kong (4.0%)
AIA Group Ltd.	12,352,200	107,605
Jardine Matheson
Holdings Ltd.	310,098	19,540
Hong Kong Exchanges
& Clearing Ltd.	490,260	14,673
		141,818
India (2.1%)
Housing Development
Finance Corp. Ltd.	1,021,362	28,460
HDFC Bank Ltd.	919,771	28,333
Zee Entertainment
Enterprises Ltd.	1,645,914	13,078
*,3,4,5 ANI Technologies	19,170	3,783
		73,654
Indonesia (0.3%)
Bank Central Asia
Tbk PT	6,372,900	9,518

Israel (0.4%)
* Check Point Software
Technologies Ltd.	139,539	13,630

Italy (3.0%)
Ferrari NV	519,887	70,273
* Fiat Chrysler
Automobiles NV	1,376,016	25,957
Intesa Sanpaolo SPA
(Registered)	3,759,596	10,878
* Intesa Sanpaolo Rights
Exp. 07/17/2018	3,759,596	—
		107,108

Japan (11.0%)
M3 Inc.	1,308,600	52,041
SMC Corp.	131,000	47,958
SoftBank Group Corp.	636,400	45,444
Nidec Corp.	187,500	28,048
Recruit Holdings Co. Ltd.	938,000	25,906
Nintendo Co. Ltd.	65,600	21,414
Bridgestone Corp.	468,900	18,316
Kubota Corp.	1,127,900	17,702
Keyence Corp.	30,300	17,090
Sekisui Chemical Co. Ltd.	991,900	16,873
Toyota Motor Corp.	257,500	16,652
Pigeon Corp.	319,600	15,532
Shiseido Co. Ltd.	190,600	15,125
KDDI Corp.	451,700	12,352
SBI Holdings Inc.	477,700	12,248
Murata Manufacturing
Co. Ltd.	69,600	11,684
ORIX Corp.	661,200	10,422
Suzuki Motor Corp.	173,600	9,567
		394,374
Netherlands (3.6%)
ASML Holding NV	644,754	127,587

Norway (0.8%)
Norsk Hydro ASA	2,303,384	13,750
DNB ASA	704,990	13,728
		27,478
Other (0.4%)
[6] Vanguard FTSE All-World
ex-US ETF	298,796	15,490

Portugal (0.1%)
Jeronimo Martins
SGPS SA	343,323	4,945

Singapore (0.3%)
Oversea-Chinese Banking
Corp. Ltd.	1,145,700	9,759

South Korea (2.2%)
*,^ Celltrion Inc.	174,387	47,378
Samsung Electronics
Co. Ltd.	410,318	17,188
Samsung SDI Co. Ltd.	39,131	7,506
NAVER Corp.	10,280	7,035
		79,107
Spain (3.4%)
Industria de Diseno
Textil SA	2,100,029	71,515
Banco Bilbao Vizcaya
Argentaria SA	6,807,260	48,009
Distribuidora Internacional
de Alimentacion SA	1,347,136	3,913
		123,437
Sweden (5.3%)
Svenska Handelsbanken
AB Class A	3,750,234	41,535
* Spotify Technology SA	242,712	40,834
Kinnevik AB	1,012,007	34,486
* Atlas Copco AB Class A	951,093	27,544
Assa Abloy AB Class B	679,900	14,422
SKF AB	584,874	10,827
* Epiroc AB Class A	951,093	9,981
Elekta AB Class B	668,047	8,781
		188,410

International Portfolio

		Market
		Value•
	Shares	($000)
Switzerland (2.1%)
Nestle SA	479,007	37,123
UBS Group AG	1,377,896	21,124
Lonza Group AG	69,167	18,277
		76,524
Taiwan (0.9%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	4,636,000	32,921

Thailand (0.4%)
Kasikornbank PCL	2,410,400	14,103

Turkey (0.0%)
Turkiye Garanti
Bankasi AS	90,417	165

United Kingdom (7.7%)
Rolls-Royce Holdings plc	3,819,412	49,749
Diageo plc	883,345	31,735
Burberry Group plc	953,709	27,105
Royal Dutch Shell plc
Class A	726,176	25,202
BHP Billiton plc	945,081	21,210
Reckitt Benckiser
Group plc	253,075	20,794
Aviva plc	2,867,484	19,026
* Ocado Group plc	1,403,300	18,965
AstraZeneca plc	264,814	18,317
Vodafone Group plc	6,896,803	16,706
Standard Chartered plc	1,774,697	16,121
Whitbread plc	189,101	9,857
Antofagasta plc	211,897	2,753
		277,540
United States (9.0%)
* Amazon.com Inc.	76,589	130,186
* Illumina Inc.	223,073	62,302
*,^ Tesla Inc.	178,353	61,166
MercadoLibre Inc.	153,825	45,983
* Booking Holdings Inc.	6,272	12,714
Philip Morris
International Inc.	120,446	9,725
		322,076
Total Common Stocks
(Cost $2,421,543)		3,416,671
Preferred Stocks (0.8%)
*,3,4,5 Meituan Dianping,
8.00%	2,083,522	11,605
*,3,4,5 You & Mr. Jones	5,200,000	5,346
*,2,3,4,5 Flipkart G Series, 0.01%	31,650	4,917
*,3,4,5 CureVac GmbH	1,452	3,620
*,2,3,4,5 Flipkart H Series, 0.01%	13,514	2,493
Total Preferred Stocks
(Cost $22,515)		27,981
Temporary Cash Investments (5.6%)[1]
Money Market Fund (5.4%)
[7,8] Vanguard Market Liquidity
Fund, 2.122%	1,933,800	193,399

Market
Value•
($000)
U.S. Government and Agency Obligations (0.2%)
[9] United States Treasury Bill,
1.934%, 10/11/18	3,680
[9] United States Treasury Bill,
1.986%, 10/18/18	1,491
[9] United States Treasury Bill,
2.022%, 11/15/18	794
[9] United States Treasury Bill,
2.033%, 11/23/18	992
6,957
Total Temporary Cash Investments
(Cost $200,356)	200,356
Total Investments (101.8%)
(Cost $2,644,414)	3,645,008
Other Assets and Liabilities (-1.8%)
Other Assets[10]	33,331
Liabilities[8]	(98,363)
(65,032)
Net Assets (100%)
Applicable to 130,148,089 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,579,976
Net Asset Value Per Share	$27.51

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	3,436,119
Affiliated Issuers	208,889
Total Investments in Securities	3,645,008
Investment in Vanguard	191
Receivables for Investment Securities Sold	4,002
Receivables for Accrued Income	7,810
Receivables for Capital Shares Issued	3,693
Variation Margin Receivable—
Futures Contracts	766
Unrealized Appreciation—
Forward Currency Contracts	105
Other Assets[10]	16,764
Total Assets	3,678,339
Liabilities
Payables for Investment Securities
Purchased	(9,127)
Collateral for Securities on Loan	(81,477)
Payables to Investment Advisor	(1,630)
Payables for Capital Shares Redeemed	(2,405)
Payables to Vanguard	(2,526)
Variation Margin Payable—
Futures Contracts	(82)
Unrealized Depreciation—
Forward Currency Contracts	(1,116)
Total Liabilities	98,363
Net Assets	3,579,976

At June 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	2,472,740
Undistributed Net Investment Income	31,215
Accumulated Net Realized Gains	77,918
Unrealized Appreciation (Depreciation)
Investment Securities	1,000,594
Futures Contracts	(1,190)
Forward Currency Contracts	(1,011)
Foreign Currencies	(290)
Net Assets	3,579,976

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $78,267,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After
giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions
represent 98.7% and 2.3%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the
Securities Act of 1933. Such securities may be sold in
transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2018, the aggregate value
of these securities was $90,564,000, representing 2.5% of
net assets.
3 Restricted securities totaling $35,399,000, representing 1.0%
of net assets. See Restricted Securities table for additional information.
4 Security value determined using significant unobservable
inputs.
5 Perpetual security with no stated maturity date.
6 Considered an affiliated company of the portfolio as the
issuer is another member of The Vanguard Group.
7 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
8 Includes $81,477,000 of collateral received for securities on loan.
9 Securities with a value of $6,263,000 have been segregated as initial margin for open futures contracts.
10 Cash of $1,820,000 has been segregated as collateral for
open forward currency contracts.
ADR—American Depositary Receipt.

International Portfolio

Restricted Securities as of Period End

		Acquisition
	Acquisition	Cost
Security Name	Date	($000)
Flipkart G Series	December 2014	3,790
Flipkart H Series	April 2015	1,922
HOME 24 SE (Restricted)	June 2015	7,610
You & Mr. Jones	September 2015	5,200
CureVac GmbH	October 2015	3,559
ANI Technologies	December 2015	5,969
Meituan Dianping	December 2015	8,044

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Dow Jones EURO STOXX 50 Index	September 2018	1,117	44,224	(876)
Topix Index	September 2018	208	32,496	(504)
S&P ASX 200 Index	September 2018	190	21,577	251
FTSE 100 Index	September 2018	182	18,265	(61)
				(1,190)

Unrealized appreciation (depreciation) on open futures contracts, except for Topix Index and S&P ASX
200 Index, is required to be treated as realized gain (loss) for tax purposes. Unrealized appreciation
(depreciation) for Topix Index and S&P ASX 200 Index futures contracts is generally treated the same for financial reporting and tax purposes.

International Portfolio

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Bank of America, N.A.	9/26/2018	EUR	34,161	USD	40,572	(409)
Bank of America, N.A.	9/19/2018	JPY	3,554,610	USD	32,648	(356)
Toronto-Dominion Bank	9/25/2018	AUD	29,159	USD	21,522	63
Barclays Bank plc	9/26/2018	GBP	12,469	USD	16,756	(234)
Citibank, N.A.	9/26/2018	EUR	3,958	USD	4,707	(53)
JPMorgan Chase Bank, N.A.	9/19/2018	JPY	329,379	USD	3,017	(25)
Barclays Bank plc	9/26/2018	EUR	1,832	USD	2,147	7
Deutsche Bank AG	9/26/2018	GBP	927	USD	1,229	(1)
Credit Suisse International	9/26/2018	GBP	768	USD	1,033	(16)
Citibank, N.A.	9/25/2018	AUD	1,364	USD	1,010	-
Barclays Bank plc	9/26/2018	EUR	813	USD	965	(9)
JPMorgan Chase Bank, N.A.	9/26/2018	GBP	665	USD	893	(13)
Bank of America, N.A.	9/25/2018	AUD	587	USD	434	1
BNP Paribas	9/26/2018	USD	2,359	EUR	2,002	6
Barclays Bank plc	9/19/2018	USD	1,745	JPY	189,915	20
BNP Paribas	9/25/2018	USD	1,711	AUD	2,308	2
UBS AG	9/26/2018	USD	1,197	GBP	899	6
						(1,011)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

International Portfolio

Statement of Operations

Six Months Ended
June 30, 2018
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	40,669
Dividends—Affiliated Issuers	230
Interest—Unaffiliated Issuers	63
Interest—Affiliated Issuers	890
Securities Lending—Net	1,276
Total Income	43,128
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,700
Performance Adjustment	518
The Vanguard Group—Note C
Management and Administrative	3,025
Marketing and Distribution	305
Custodian Fees	223
Shareholders’ Reports	6
Trustees’ Fees and Expenses	3
Total Expenses	6,780
Net Investment Income	36,348
Realized Net Gain (Loss)
Investment Securities Sold—
Unaffiliated Issuers	78,594
Investment Securities Sold—
Affiliated Issuers	34
Futures Contracts	1,276
Forward Currency Contracts	(1,540)
Foreign Currencies	(572)
Realized Net Gain (Loss)	77,792
Change in Unrealized Appreciation
(Depreciation)
Investment Securities Sold—
Unaffiliated Issuers	5,910
Investment Securities Sold—
Affiliated Issuers	(855)
Futures Contracts	(1,478)
Forward Currency Contracts	(1,493)
Foreign Currencies	(197)
Change in Unrealized Appreciation
(Depreciation)	1,887
Net Increase (Decrease) in Net Assets
Resulting from Operations	116,027
1 Dividends are net of foreign withholding taxes of $5,022,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	36,348	25,211
Realized Net Gain (Loss)	77,792	88,986
Change in Unrealized Appreciation (Depreciation)	1,887	807,230
Net Increase (Decrease) in Net Assets Resulting from Operations	116,027	921,427
Distributions
Net Investment Income	(26,488)	(28,317)
Realized Capital Gain	(88,646)	(17,320)
Total Distributions	(115,134)	(45,637)
Capital Share Transactions
Issued	598,876	473,459
Issued in Lieu of Cash Distributions	115,134	45,637
Redeemed	(332,916)	(327,894)
Net Increase (Decrease) from Capital Share Transactions	381,094	191,202
Total Increase (Decrease)	381,987	1,066,992
Net Assets
Beginning of Period	3,197,989	2,130,997
End of Period[1]	3,579,976	3,197,989
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $31,215,000 and $21,927,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$27.34	$19.54	$19.80	$20.63	$22.28	$18.35
Investment Operations
Net Investment Income	. 287[1]	. 224[1]	.271[1]	.278	.401[2]	.301
Net Realized and Unrealized Gain (Loss)
on Investments	.806	7.992	.075	(.394)	(1.736)	3.909
Total from Investment Operations	1.093	8.216	.346	(.116)	(1.335)	4.210
Distributions
Dividends from Net Investment Income	(.212)	(.258)	(.280)	(.392)	(.315)	(.280)
Distributions from Realized Capital Gains	(.711)	(.158)	(.326)	(.322)	—	—
Total Distributions	(.923)	(.416)	(.606)	(.714)	(.315)	(.280)
Net Asset Value, End of Period	$27.51	$27.34	$19.54	$19.80	$20.63	$22.28

Total Return	3.89%	42.60%	1.93%	-0.77%	-6.05%	23.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,580	$3,198	$2,131	$2,253	$2,203	$2,284
Ratio of Total Expenses to
Average Net Assets[3]	0.38%	0.39%	0.39%	0.40%	0.46%	0.47%
Ratio of Net Investment Income to
Average Net Assets	1.95%	0.93%	1.40%	1.37%	1.89%[2]	1.63%
Portfolio Turnover Rate	14%	16%	29%	23%	24%	22%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $0.061 and 0.28%, respectively, resulting from income received from Vodafone Group Plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.03%, 0.03%, 0.03%, and 0.03%.

Notes to Financial Statements

International Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard

International Portfolio

Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The portfolio enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended June 30, 2018, the portfolio’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The portfolio’s average investment in forward currency contracts represented 2% of net assets, based on the average of the notional amounts at each quarter-end during the period.

International Portfolio

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and for the period ended June 30, 2018, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2018, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. The fund has filed tax reclaims or previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

B. The investment advisory firms Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. is subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding three years.

International Portfolio

Vanguard manages the cash reserves of the portfolio as described below.

For the six months ended June 30, 2018, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio’s average net assets, before an increase of $518,000 (0.03%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2018, the portfolio had contributed to Vanguard capital in the amount of $191,000, representing 0.01% of the portfolio’s net assets and 0.08% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of June 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	386,594	—	—
Common Stocks—Other	476,847	2,549,447	3,783
Preferred Stocks	—	—	27,981
Temporary Cash Investments	193,399	6,957	—
Futures Contracts—Assets[1]	766	—	—
Futures Contracts—Liabilities[1]	(82)	—	—
Forward Currency Contracts—Assets	—	105	—
Forward Currency Contracts—Liabilities	—	(1,116)	—
Total	1,057,524	2,555,393	31,764
1 Represents variation margin on the last day of the reporting period.

E. At June 30, 2018, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	766	—	766
Unrealized Appreciation—Forward Currency Contracts	—	105	105
Total Assets	766	105	871

Variation Margin Payable—Futures Contracts	(82)	—	(82)
Unrealized Depreciation—Forward Currency Contracts	—	(1,116)	(1,116)
Total Liabilities	(82)	(1,116)	(1,198)

International Portfolio

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended June 30, 2018, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	1,276	—	1,276
Forward Currency Contracts	—	(1,540)	(1,540)
Realized Net Gain (Loss) on Derivatives	1,276	(1,540)	(264)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(1,478)	—	(1,478)
Forward Currency Contracts	—	(1,493)	(1,493)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(1,478)	(1,493)	(2,971)

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2018, the cost of investment securities for tax purposes was $2,645,992,000. Net unrealized appreciation of investment securities for tax purposes was $999,016,000, consisting of unrealized gains of $1,099,877,000 on securities that had risen in value since their purchase and $100,861,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2018, the portfolio purchased $464,092,000 of investment securities and sold $235,659,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2018	December 31, 2017
	Shares	Shares
	(000)	(000)
Issued	21,005	19,452
Issued in Lieu of Cash Distributions	4,051	2,105
Redeemed	(11,864)	(13,681)
Net Increase (Decrease) in Shares Outstanding	13,192	7,876

At June 30, 2018, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 36% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

				Current Period Transactions
	Dec. 31,		Proceeds				June 30,
	2017		from	Realized	Change in		2018
	Market	Purchases	Securities	Net Gain	Unrealized		Market
	Value	at Cost	Sold	(Loss)	App.(Dep.)	Income	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	94,426	NA1	NA1	34	5	890	193,399
Vanguard FTSE All-World
ex-US Fund ETF Shares	16,350	—	—	—	(860)	230	15,490
Total	110,776			34	(855)	1,120	208,889
1 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no events or transactions occurred subsequent to June 30, 2018, that would require recognition or disclosure in these financial statements.

International Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Portfolio	12/31/2017	6/30/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,038.89	$1.92
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.91	1.91

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

International Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund International Portfolio has renewed the portfolio’s investment advisory arrangements with Baillie Gifford Overseas Ltd. (Baillie Gifford) and Schroder Investment Management North America Inc. (Schroder Inc.), as well as the sub-advisory agreement with Schroder Investment North America Ltd. (Schroder Ltd.). The board determined that renewing the portfolio’s advisory arrangements was in the best interests of the portfolio and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of each advisor. The board considered the following: Baillie Gifford. Baillie Gifford—a unit of Baillie Gifford & Co., founded in 1908—is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford uses fundamental research to make long-term investments in companies that have above-average growth potential resulting from sustainable competitive advantages, special cultures and management, or competitive strength in underestimated technology shifts. Baillie Gifford believes that equities’ asymmetrical return pattern means that alpha is generated by focusing on the upside and the potential to earn exponential returns rather than being overly concerned with avoiding losing investments. The advisor takes a bottom-up, stock-driven approach to sector and country allocation. Baillie Gifford has advised a portion of the portfolio since 2003.

Schroder. Schroders plc, the parent company of Schroder Inc. and Schroder Ltd. (collectively, Schroder), has been in existence for more than 200 years and has investment management experience dating back to 1926. Schroder uses fundamental research to identify quality growth stocks with sustainable competitive advantages selling at attractive valuations. Bottom-up research is conducted within the context of key structural trends shaping the global economy or a given industry that will drive a company’s future growth prospects. The Schroder portfolio’s holdings are classified as either “core” or “opportunistic.” Core holdings generally constitute two-thirds of the Schroder portfolio and tend to be longer-term holdings because of competitive advantages that can support above-average growth rates for an extended period. Opportunistic holdings tend to be shorter-term and more cyclical in nature. Schroder Inc. has advised the portfolio since its inception in 1994, and its affiliate Schroder Ltd. has advised the portfolio since 2003.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the portfolio’s most recent performance can be found in the Performance Summary section of this report.

International Portfolio

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expense ratio appears in the About Your Portfolio’s Expenses section as well as in the Financial Statements section, which also includes information about the portfolio’s advisory fee rate.

The board did not consider the profitability of Baillie Gifford or Schroder in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rates negotiated with Baillie Gifford and Schroder without any need for asset-level breakpoints. The advisory fee rates are very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory arrangements again after a one-year period.

International Portfolio

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Mid-Cap Index Portfolio

U.S. stocks posted small gains in the first half of 2018 as the economy continued to grow, more people found jobs, and corporate earnings improved.

For the six months ended June 30, 2018, the Mid-Cap Index Portfolio returned 2.50%, in line with its benchmark index and more than a percentage point ahead of the average return of its peers.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Sector returns varied although most were positive

The Mid-Cap Index Portfolio offers investors broad exposure to the hundreds of mid-capitalization stocks in the U.S. equity market. Stocks of every style and from every industry sector are represented. Over the period, small-cap stocks outpaced mid- and large-caps, and growth stocks outperformed their value counterparts.

Six of the ten sectors in the portfolio posted gains. Technology, telecommunications, and oil and gas posted the strongest results. Returns were more modest but still positive for health care, utilities, and consumer services stocks.

Basic materials, consumer goods, financials, and industrials were in negative territory. Financials were held back by uncertainty relating to U.S.-China trade tensions and reduced market volatility at the end of the period. A flattening yield curve also weighed on returns for financials.

Total Returns
Six Months Ended
June 30, 2018
Mid-Cap Index Portfolio	2.50%
CRSP US Mid Cap Index	2.60
Variable Insurance Mid-Cap Core Funds Average[1]	1.34

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mid-Cap Core
	Portfolio	Funds Average
Mid-Cap Index Portfolio	0.19%	0.81%

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 The portfolio expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2018, the Mid-Cap Index Portfolio’s annualized expense ratio was 0.18%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Mid-Cap Index Portfolio

Portfolio Profile
As of June 30, 2018

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	361	356	3,779
Median Market Cap $15.0B		$15.0B	$64.0B
Price/Earnings Ratio	21.3x	21.3x	20.7x
Price/Book Ratio	2.7x	2.7x	3.0x
Yield[3]	1.4%	1.5%	1.8%
Return on Equity	12.2%	12.2%	15.0%
Earnings Growth Rate	9.2%	9.2%	8.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	20%	—	—
Expense Ratio[5]	0.19%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.93
Beta	1.00	0.98

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Basic Materials	3.9%	3.9%	2.5%
Consumer Goods	10.5	10.5	8.1
Consumer Services	10.0	10.0	13.3
Financials	21.6	21.6	19.9
Health Care	8.6	8.6	12.6
Industrials	17.7	17.7	12.7
Oil & Gas	6.9	6.9	6.1
Technology	15.3	15.3	20.1
Telecommunications	0.6	0.6	1.8
Utilities	4.9	4.9	2.9

Ten Largest Holdings[6] (% of total net assets)

Edwards
Lifesciences Corp.	Medical Supplies	0.7%
ServiceNow Inc.	Computer Services	0.7
Fiserv Inc.	Financial
	Administration	0.7
Twitter Inc.	Internet	0.7
Autodesk Inc.	Software	0.7
ONEOK Inc.	Pipelines	0.7
Roper Technologies Inc.	Electronic
	Equipment	0.7
Moody’s Corp.	Specialty Finance	0.7
Amphenol Corp.	Electrical
	Components
	& Equipment	0.6
Align Technology Inc.	Medical Supplies	0.6
Top Ten		6.8%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 CRSP US Mid Cap Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2018, the Mid-Cap Index Portfolio’s annualized expense ratio was 0.18%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Mid-Cap Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2007–June 30, 2018

Average Annual Total Returns: Periods Ended June 30, 2018

	Inception Date	One Year	Five Years	Ten Years
Mid-Cap Index Portfolio	2/9/1999	11.94%	12.16%	9.96%

1 Six months ended June 30, 2018.
2 MSCI US Mid Cap 450 Index through January 30, 2013; CRSP US Mid Cap Index thereafter.
See Financial Highlights for dividend and capital gains information.

Mid-Cap Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.4%)[1]
Basic Materials (3.8%)
	Freeport-McMoRan Inc.	604,793	10,439
	Newmont Mining Corp.	234,476	8,842
	Celanese Corp. Class A	59,698	6,630
	Eastman Chemical Co.	56,462	5,644
	FMC Corp.	59,110	5,273
	Albemarle Corp.	48,669	4,591
	CF Industries Holdings Inc.	102,546	4,553
	International Flavors &
	Fragrances Inc.	34,685	4,300
	Mosaic Co.	152,424	4,275
	Avery Dennison Corp.	38,683	3,950
*	Axalta Coating Systems Ltd.	96,989	2,940
	Reliance Steel & Aluminum
	Co.	30,271	2,650
	Steel Dynamics Inc.	49,345	2,267
*	Alcoa Corp.	41,113	1,927
	Westlake Chemical Corp.	17,155	1,846
			70,127
Consumer Goods (10.4%)
	Dr Pepper Snapple Group
	Inc.	79,327	9,678
	Clorox Co.	57,031	7,713
	Lennar Corp. Class A	126,754	6,655
	DR Horton Inc.	157,527	6,459
	McCormick & Co. Inc.	53,292	6,187
	Conagra Brands Inc.	172,927	6,179
*	Mohawk Industries Inc.	27,941	5,987
*	Take-Two Interactive
	Software Inc.	50,262	5,949
	Tapestry Inc.	126,457	5,907
	Church & Dwight Co. Inc.	107,856	5,734
	Genuine Parts Co.	61,257	5,623
	Molson Coors Brewing Co.
	Class B	81,636	5,554
*	Lululemon Athletica Inc.	44,260	5,526
	Lear Corp.	29,112	5,409
	Aptiv plc	58,128	5,326
	JM Smucker Co.	47,419	5,097
	PVH Corp.	33,863	5,070
	Newell Brands Inc.	192,031	4,952
	Hasbro Inc.	49,396	4,560
	Tyson Foods Inc. Class A	65,386	4,502
*	NVR Inc.	1,512	4,491
	Lamb Weston Holdings Inc.	64,265	4,403
	Hormel Foods Corp.	116,367	4,330
	Bunge Ltd.	61,931	4,317
*	Michael Kors Holdings Ltd.	63,535	4,231
	Whirlpool Corp.	28,348	4,145
*	LKQ Corp.	129,298	4,125
	Snap-on Inc.	24,870	3,997
	BorgWarner Inc.	92,231	3,981
	Hanesbrands Inc.	158,337	3,487
^	Campbell Soup Co.	85,854	3,480
	PulteGroup Inc.	112,904	3,246
	Polaris Industries Inc.	26,358	3,220
	Ralph Lauren Corp. Class A	24,469	3,076

	Harley-Davidson Inc.	73,083	3,075
	Jefferies Financial Group
	Inc.	128,660	2,926
	Coty Inc. Class A	197,848	2,790
*	WABCO Holdings Inc.	23,558	2,757
*,^ Under Armour Inc. Class A		83,592	1,879
	Ingredion Inc.	16,010	1,772
*	Under Armour Inc.	81,632	1,721
	Goodyear Tire & Rubber Co.	53,592	1,248
	Lennar Corp. Class B	6,899	294
*	Pilgrim’s Pride Corp.	10,963	221
	Mattel Inc.	8	—
			191,279
Consumer Services (10.0%)
*	Dollar Tree Inc.	104,725	8,902
	Best Buy Co. Inc.	105,545	7,872
	Royal Caribbean Cruises Ltd.	74,434	7,711
	Wynn Resorts Ltd.	42,939	7,186
	Ross Stores Inc.	83,521	7,078
	Tiffany & Co.	51,859	6,825
	Expedia Group Inc.	54,317	6,528
	MGM Resorts International	220,183	6,392
*	Ulta Beauty Inc.	25,256	5,896
	Darden Restaurants Inc.	54,399	5,824
*	CarMax Inc.	78,235	5,701
	Kohl’s Corp.	73,949	5,391
	Macy’s Inc.	134,642	5,040
	Nielsen Holdings plc	156,494	4,840
*	Chipotle Mexican Grill Inc.
	Class A	10,991	4,741
	Viacom Inc. Class B	154,650	4,664
*	Norwegian Cruise Line
	Holdings Ltd.	88,862	4,199
	Advance Auto Parts Inc.	30,901	4,193
*	Qurate Retail Group Inc.
	QVC Group Class A	193,499	4,106
	Tractor Supply Co.	53,630	4,102
	Aramark	108,204	4,014
	Interpublic Group of Cos.
	Inc.	169,345	3,970
*	AutoZone Inc.	5,910	3,965
	Gap Inc.	119,758	3,879
	L Brands Inc.	104,114	3,840
*	Discovery Communications
	Inc.	148,333	3,783
*	United Continental Holdings
	Inc.	51,772	3,610
	FactSet Research Systems
	Inc.	17,079	3,383
	News Corp. Class A	218,101	3,381
*	Liberty Media Corp-Liberty
	SiriusXM Class C	73,060	3,314
	Alaska Air Group Inc.	54,154	3,270
	AmerisourceBergen Corp.
	Class A	36,217	3,088
	Nordstrom Inc.	51,975	2,691
	Domino’s Pizza Inc.	9,289	2,621

	Wyndham Hotels & Resorts
	Inc.	43,859	2,580
*	Copart Inc.	43,326	2,451
*,^ Discovery Communications
	Inc. Class A	70,159	1,929
*	Liberty Media Corp-Liberty
	SiriusXM Class A	38,461	1,733
*	DISH Network Corp. Class A	47,744	1,605
	Hyatt Hotels Corp. Class A	18,407	1,420
*	TripAdvisor Inc.	23,424	1,305
	Rollins Inc.	21,567	1,134
	Wyndham Destinations Inc.	22,289	987
	Altice USA Inc. Class A	55,398	945
	Viacom Inc. Class A	4,664	165
	News Corp. Class B	3,475	55
			182,309
Financials (21.5%)
	Moody’s Corp.	71,798	12,246
	Digital Realty Trust Inc.	90,660	10,116
	M&T Bank Corp.	57,551	9,792
	KeyCorp	467,641	9,138
	Willis Towers Watson plc	58,046	8,800
	Regions Financial Corp.	494,767	8,797
*	SBA Communications Corp.
	Class A	50,608	8,356
	Citizens Financial Group Inc.	212,975	8,285
*	IHS Markit Ltd.	158,515	8,178
	Hartford Financial Services
	Group Inc.	157,718	8,064
	Huntington Bancshares Inc.	486,062	7,174
*	E*TRADE Financial Corp.	115,986	7,094
	Essex Property Trust Inc.	29,098	6,956
	Host Hotels & Resorts Inc.	326,631	6,882
	First Republic Bank	71,036	6,876
	Comerica Inc.	75,558	6,870
*	CBRE Group Inc. Class A	141,804	6,770
	Realty Income Corp.	124,981	6,723
*	SVB Financial Group	23,279	6,722
	Principal Financial Group
	Inc.	126,160	6,680
	Equifax Inc.	52,841	6,611
	MSCI Inc. Class A	39,596	6,550
	XL Group Ltd.	113,483	6,349
*	Markel Corp.	5,816	6,307
	Lincoln National Corp.	96,096	5,982
	Loews Corp.	119,265	5,758
	Alexandria Real Estate
	Equities Inc.	45,340	5,721
	Vornado Realty Trust	75,453	5,577
	HCP Inc.	206,386	5,329
	Annaly Capital
	Management Inc.	511,030	5,259
	Extra Space Storage Inc.	52,650	5,255
	Arthur J Gallagher & Co.	80,101	5,229
	AvalonBay Communities
	Inc.	30,365	5,219
	Raymond James Financial
	Inc.	57,688	5,154

Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	Cboe Global Markets Inc.	49,428	5,144
	Mid-America Apartment
	Communities Inc.	50,005	5,034
	Ally Financial Inc.	188,932	4,963
	Invesco Ltd.	180,445	4,793
	Nasdaq Inc.	51,350	4,687
	Cincinnati Financial Corp.	68,524	4,582
	Zions Bancorporation	86,632	4,565
	Duke Realty Corp.	156,914	4,555
*	Arch Capital Group Ltd.	170,010	4,498
	UDR Inc.	117,633	4,416
	Iron Mountain Inc.	125,634	4,398
	FNF Group	113,892	4,285
	Regency Centers Corp.	67,006	4,160
	Everest Re Group Ltd.	18,004	4,150
	Western Union Co.	202,437	4,116
	Federal Realty Investment
	Trust	32,179	4,072
	SEI Investments Co.	62,525	3,909
	SL Green Realty Corp.	38,860	3,907
	Reinsurance Group of
	America Inc. Class A	28,351	3,784
	Camden Property Trust	40,796	3,718
	Alleghany Corp.	6,383	3,670
	Torchmark Corp.	44,912	3,656
	Unum Group	97,189	3,595
*	Liberty Broadband Corp.	47,363	3,586
	Affiliated Managers Group
	Inc.	23,867	3,548
	Macerich Co.	61,954	3,521
	Voya Financial Inc.	74,203	3,488
	AGNC Investment Corp.	185,971	3,457
*	Black Knight Inc.	62,358	3,339
	Jones Lang LaSalle Inc.	19,991	3,318
	VEREIT Inc.	425,461	3,165
*	Athene Holding Ltd.
	Class A	69,011	3,025
	Kimco Realty Corp.	177,360	3,013
	WR Berkley Corp.	40,095	2,903
	Invitation Homes Inc.	125,777	2,900
	Lazard Ltd. Class A	57,020	2,789
	People’s United Financial
	Inc.	152,791	2,764
	CIT Group Inc.	50,957	2,569
	New York Community
	Bancorp Inc.	206,175	2,276
*	Brighthouse Financial Inc.	53,126	2,129
*	AXA Equitable Holdings Inc.	73,825	1,522
*	Liberty Broadband Corp.
	Class A	10,528	796
	Brixmor Property Group Inc.	30	1
			393,585
Health Care (8.6%)
*	Edwards Lifesciences Corp.	92,751	13,502
*	Align Technology Inc.	33,509	11,465
*	Centene Corp.	85,799	10,571
*	IDEXX Laboratories Inc.	38,165	8,318
*	Laboratory Corp. of America
	Holdings	44,941	8,068
*	IQVIA Holdings Inc.	76,933	7,679
*	ABIOMED Inc.	18,525	7,578
*	BioMarin Pharmaceutical Inc.	77,667	7,316
	Quest Diagnostics Inc.	59,663	6,559
	ResMed Inc.	62,723	6,497
*	Waters Corp.	32,707	6,332
	Teleflex Inc.	20,013	5,368
*	Incyte Corp.	79,181	5,305
	Cooper Cos. Inc.	21,539	5,071
*	Henry Schein Inc.	67,666	4,915
*	Hologic Inc.	119,940	4,768

*	Varian Medical Systems Inc.	40,214	4,573
	Dentsply Sirona Inc.	99,927	4,374
*	Jazz Pharmaceuticals plc	25,048	4,316
	Universal Health Services
	Inc. Class B	38,286	4,267
	Perrigo Co. plc	54,765	3,993
*	DaVita Inc.	57,491	3,992
*	Alnylam Pharmaceuticals
	Inc.	39,760	3,916
*	Nektar Therapeutics
	Class A	75,314	3,678
*	Alkermes plc	68,138	2,804
*	Seattle Genetics Inc.	22,701	1,507
			156,732
Industrials (17.6%)
*	Fiserv Inc.	180,243	13,354
	Roper Technologies Inc.	45,394	12,525
	Amphenol Corp. Class A	132,452	11,543
*	Worldpay Inc. Class A	130,897	10,705
	Rockwell Collins Inc.	72,279	9,735
	Waste Connections Inc.	115,969	8,730
*	FleetCor Technologies Inc.	39,469	8,314
	Global Payments Inc.	70,099	7,815
	Vulcan Materials Co.	58,228	7,515
*	Verisk Analytics Inc.
	Class A	69,138	7,442
	AMETEK Inc.	101,771	7,344
	TransDigm Group Inc.	20,784	7,173
	Cintas Corp.	37,602	6,959
	Textron Inc.	101,259	6,674
	L3 Technologies Inc.	34,486	6,632
*	CoStar Group Inc.	15,992	6,599
*	Mettler-Toledo International
	Inc.	11,158	6,456
	WW Grainger Inc.	20,921	6,452
	WestRock Co.	112,987	6,442
	Martin Marietta Materials
	Inc.	27,607	6,165
	Fastenal Co.	126,769	6,101
	Total System Services Inc.	72,087	6,093
	Broadridge Financial
	Solutions Inc.	51,812	5,964
	Expeditors International of
	Washington Inc.	76,753	5,611
	Ball Corp.	153,931	5,472
*	United Rentals Inc.	36,732	5,422
	Xylem Inc.	79,081	5,328
*	XPO Logistics Inc.	53,013	5,311
	CH Robinson Worldwide
	Inc.	61,386	5,136
	Masco Corp.	137,069	5,129
	Dover Corp.	67,981	4,976
	Alliance Data Systems Corp.	20,685	4,824
	Kansas City Southern	45,073	4,776
	JB Hunt Transport Services
	Inc.	38,574	4,689
	Packaging Corp. of America	41,451	4,634
	Huntington Ingalls Industries
	Inc.	19,555	4,239
*	First Data Corp. Class A	202,481	4,238
	Jacobs Engineering Group
	Inc.	62,319	3,957
	Wabtec Corp.	38,077	3,754
*	Trimble Inc.	109,524	3,597
*	Sensata Technologies
	Holding plc	75,326	3,584
	Fortune Brands Home &
	Security Inc.	64,093	3,441
*	IPG Photonics Corp.	15,339	3,384
	Robert Half International Inc.	51,582	3,358

	Arconic Inc.	190,935	3,248
	Owens Corning	48,640	3,082
	Fluor Corp.	61,745	3,012
	Sealed Air Corp.	70,800	3,005
	Pentair plc	70,573	2,970
*	Arrow Electronics Inc.	38,517	2,900
	TransUnion	40,420	2,896
*	Crown Holdings Inc.	58,996	2,641
	Hubbell Inc. Class B	24,104	2,549
	ManpowerGroup Inc.	28,924	2,489
	Allison Transmission
	Holdings Inc.	57,357	2,322
	Old Dominion Freight Line
	Inc.	15,355	2,287
	Xerox Corp.	95,115	2,283
	AO Smith Corp.	31,878	1,886
	Cognex Corp.	36,341	1,621
	FLIR Systems Inc.	30,161	1,567
*	Stericycle Inc.	19,167	1,251
	Flowserve Corp.	28,975	1,171
	Acuity Brands Inc.	9,009	1,044
^	ADT Inc.	50,360	436
*	nVent Electric plc	17	—
			322,252
Oil & Gas (6.9%)
	ONEOK Inc.	180,883	12,631
	Devon Energy Corp.	218,925	9,624
*	Concho Resources Inc.	65,649	9,083
	Hess Corp.	125,299	8,381
	Andeavor	63,221	8,293
	Apache Corp.	168,337	7,870
	Marathon Oil Corp.	375,830	7,840
	Noble Energy Inc.	212,879	7,510
	National Oilwell Varco Inc.	167,995	7,291
	EQT Corp.	116,658	6,437
*	Cheniere Energy Inc.	92,671	6,041
	Diamondback Energy Inc.	43,334	5,701
	HollyFrontier Corp.	77,580	5,309
	Cabot Oil & Gas Corp.	198,395	4,722
	Cimarex Energy Co.	41,938	4,267
	OGE Energy Corp.	87,803	3,092
	Baker Hughes a GE Co.	91,558	3,024
*	Continental Resources Inc.	41,329	2,676
	Targa Resources Corp.	45,824	2,268
*	Antero Resources Corp.	104,819	2,238
	Helmerich & Payne Inc.	22,725	1,449
*	Apergy Corp.	67	3
			125,750
Technology (15.2%)
*	ServiceNow Inc.	77,810	13,420
*	Twitter Inc.	298,032	13,015
*	Autodesk Inc.	96,472	12,647
*	Red Hat Inc.	78,254	10,515
	Western Digital Corp.	124,896	9,668
	Microchip Technology Inc.	103,473	9,411
	NetApp Inc.	117,731	9,245
	Motorola Solutions Inc.	71,479	8,318
*	Cerner Corp.	138,926	8,306
*	Palo Alto Networks Inc.	38,340	7,878
*	Workday Inc. Class A	64,240	7,781
	Skyworks Solutions Inc.	79,993	7,731
	Harris Corp.	52,294	7,559
*	Square Inc.	121,035	7,461
*	Dell Technologies Inc.
	Class V	87,590	7,408
	Xilinx Inc.	111,610	7,284
	Maxim Integrated Products
	Inc.	123,192	7,226
	KLA-Tencor Corp.	68,657	7,039
*	VeriSign Inc.	48,670	6,688

Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
*	ANSYS Inc.	36,928	6,432
	Seagate Technology plc	113,511	6,410
*	Splunk Inc.	63,844	6,328
*	Advanced Micro Devices
	Inc.	404,595	6,065
*	Citrix Systems Inc.	56,576	5,931
*	Arista Networks Inc.	22,881	5,892
	Symantec Corp.	273,069	5,639
*	Synopsys Inc.	65,363	5,593
*	Cadence Design Systems
	Inc.	123,886	5,365
*	IAC/InterActiveCorp	34,229	5,220
*	Akamai Technologies Inc.	71,229	5,216
*	Gartner Inc.	38,085	5,061
	CA Inc.	137,294	4,895
*	F5 Networks Inc.	26,855	4,631
*	Qorvo Inc.	55,575	4,455
	Juniper Networks Inc.	153,396	4,206
	Marvell Technology Group
	Ltd.	186,661	4,002
	CDK Global Inc.	57,816	3,761
	Garmin Ltd.	49,693	3,031
	CDW Corp.	33,341	2,694
	LogMeIn Inc.	22,942	2,369
	SS&C Technologies
	Holdings Inc.	44,468	2,308
*	GoDaddy Inc. Class A	31,063	2,193
*	Snap Inc.	114,140	1,494
*	Dropbox Inc. Class A	24,333	789
*	Match Group Inc.	11,055	428
	Lam Research Corp.	4	1
			279,009
Telecommunications (0.6%)
	CenturyLink Inc.	426,575	7,951
*	Zayo Group Holdings Inc.	92,816	3,386
			11,337
Utilities (4.8%)
	WEC Energy Group Inc.	138,900	8,980
	DTE Energy Co.	79,719	8,261
	Eversource Energy	139,254	8,162
	FirstEnergy Corp.	210,105	7,545
	American Water Works
	Co. Inc.	78,468	6,700
	Ameren Corp.	106,605	6,487
	Entergy Corp.	79,470	6,420
	CMS Energy Corp.	124,125	5,869
	CenterPoint Energy Inc.	190,243	5,272
	Alliant Energy Corp.	101,780	4,307
	NiSource Inc.	159,395	4,189
	Pinnacle West Capital Corp.	49,208	3,964
	AES Corp.	290,572	3,896
*	Evergy Inc.	59,622	3,348
*	Vistra Energy Corp.	91,925	2,175

		Market
		Value•
	Shares	($000)
Avangrid Inc.	27,100	1,434
SCANA Corp.	29,771	1,147
		88,156
Total Common Stocks
(Cost $1,405,643)		1,820,536
Temporary Cash Investments (0.6%)[1]
Money Market Fund (0.5%)
[2,3] Vanguard Market Liquidity
Fund, 2.122%	94,021	9,403

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4] United States Treasury Bill,
1.849%, 8/16/18	600	599
[4] United States Treasury Bill,
1.928%, 10/4/18	500	497
		1,096
Total Temporary Cash Investments
(Cost $10,499)		10,499
Total Investments (100.0%)
(Cost $1,416,142)		1,831,035

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard		96
Receivables for Accrued Income		1,775
Receivables for Capital Shares Issued		1,019
Variation Margin Receivable—
Futures Contracts		8
Total Other Assets		2,898
Liabilities
Payables for Investment Securities
Purchased		(11)
Collateral for Securities on Loan		(2,119)
Payables for Capital Shares Redeemed		(640)
Payables to Vanguard		(972)
Total Liabilities		(3,742)
Net Assets (100%)
Applicable to 80,021,836 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,830,191
Net Asset Value Per Share $22.87

At June 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,327,086
Undistributed Net Investment Income	10,073
Accumulated Net Realized Gains	78,349
Unrealized Appreciation (Depreciation)
Investment Securities	414,893
Futures Contracts	(210)
Net Assets	1,830,191

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $2,018,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.9%
and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $2,119,000 of collateral received for securities on loan.
4 Securities with a value of $548,000 have been segregated as initial margin for open futures contracts.

Mid-Cap Index Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P Mid-Cap 400 Index	September 2018	30	5,868	(152)
E-mini S&P 500 Index	September 2018	17	2,313	(58)
				(210)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Mid-Cap Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2018
($000)
Investment Income
Income
Dividends	13,036
Interest[1]	44
Securities Lending—Net	28
Total Income	13,108
Expenses
The Vanguard Group—Note B
Investment Advisory Services	222
Management and Administrative	1,242
Marketing and Distribution	142
Custodian Fees	29
Shareholders’ Reports	9
Trustees’ Fees and Expenses	1
Total Expenses	1,645
Net Investment Income	11,463
Realized Net Gain (Loss)
Investment Securities Sold[1]	78,415
Futures Contracts	38
Realized Net Gain (Loss)	78,453
Change in Unrealized Appreciation
(Depreciation)
Investment Securities[1]	(45,393)
Futures Contracts	(217)
Change in Unrealized Appreciation
(Depreciation)	(45,610)
Net Increase (Decrease) in Net Assets
Resulting from Operations	44,306

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $3,072,000 and $1,194,000, respectively. Short-term gain distributions are treated as ordinary income for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $10,073,000 and $20,372,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,463	21,647
Realized Net Gain (Loss)	78,453	88,310
Change in Unrealized Appreciation (Depreciation)	(45,610)	175,708
Net Increase (Decrease) in Net Assets Resulting from Operations	44,306	285,665
Distributions
Net Investment Income	(21,762)	(19,300)
Realized Capital Gain[1]	(88,481)	(70,544)
Total Distributions	(110,243)	(89,844)
Capital Share Transactions
Issued	130,687	246,883
Issued in Lieu of Cash Distributions	110,243	89,844
Redeemed	(149,048)	(223,550)
Net Increase (Decrease) from Capital Share Transactions	91,882	113,177
Total Increase (Decrease)	25,945	308,998
Net Assets
Beginning of Period	1,804,246	1,495,248
End of Period[2]	1,830,191	1,804,246

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $37,000, $2,000, and less than $1,000,
respectively. Purchases and sales are for temporary cash
investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Mid-Cap Index Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$23.72	$21.11	$20.76	$22.49	$20.77	$16.13
Investment Operations
Net Investment Income	.146[1]	. 292[1]	.280	.291	.266	.203
Net Realized and Unrealized Gain (Loss)
on Investments	.451	3.575	1.814	(.552)	2.446	5.262
Total from Investment Operations	.597	3.867	2.094	(.261)	2.712	5.465
Distributions
Dividends from Net Investment Income	(.286)	(.270)	(.292)	(.268)	(.200)	(.200)
Distributions from Realized Capital Gains	(1.161)	(.987)	(1.452)	(1.201)	(.792)	(.625)
Total Distributions	(1.447)	(1.257)	(1.744)	(1.469)	(.992)	(.825)
Net Asset Value, End of Period	$22.87	$23.72	$21.11	$20.76	$22.49	$20.77

Total Return	2.50%	19.08%	11.11%	-1.43%	13.59%	34.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,830	$1,804	$1,495	$1,363	$1,364	$1,172
Ratio of Total Expenses to
Average Net Assets	0.18%	0.19%	0.19%	0.19%	0.24%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.32%	1.32%	1.40%	1.35%	1.29%	1.15%
Portfolio Turnover Rate	20%	18%	21%	23%	16%	35%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Mid-Cap Index Portfolio

Notes to Financial Statements

Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2018, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and for the period ended June 30, 2018, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays

Mid-Cap Index Portfolio

and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2018, the portfolio had contributed to Vanguard capital in the amount of $96,000, representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of June 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,820,536	—	—
Temporary Cash Investments	9,403	1,096	—
Futures Contracts—Assets[1]	8	—	—
Total	1,829,947	1,096	—
1 Represents variation margin on the last day of the reporting period.

Mid-Cap Index Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2018, the cost of investment securities for tax purposes was $1,416,142,000. Net unrealized appreciation of investment securities for tax purposes was $414,893,000, consisting of unrealized gains of $471,829,000 on securities that had risen in value since their purchase and $56,936,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2018, the portfolio purchased $183,394,000 of investment securities and sold $198,955,000 of investment securities, other than temporary cash investments.

The portfolio purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2018, such purchases and sales were $20,649,000 and $39,918,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2018	December 31, 2017
	Shares	Shares
	(000)	(000)
Issued	5,575	11,082
Issued in Lieu of Cash Distributions	4,812	4,272
Redeemed	(6,432)	(10,126)
Net Increase (Decrease) in Shares Outstanding	3,955	5,228

At June 30, 2018, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 44% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no events or transactions occurred subsequent to June 30, 2018, that would require recognition or disclosure in these financial statements.

Mid-Cap Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Index Portfolio	12/31/2017	6/30/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,025.03	$0.90
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.90	0.90

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.18%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Mid-Cap Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Mid-Cap Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory expenses were also well below the peer-group average. Information about the portfolio’s expenses appears in the About Your Portfolio’s Expenses section as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Moderate Allocation Portfolio

For the six months ended June 30, 2018, the Moderate Allocation Portfolio returned 0.02%. Its composite index returned 0.43% and the average return of its peers was –0.18%.

Please note that the portfolio returns in Vanguard Variable Insurance Fund (VVIF) are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

U.S. small-cap stocks were top performers

The Moderate Allocation Portfolio, as a “fund of funds,” seeks to capture the returns of its benchmark by investing in a combination of VVIF portfolios and Vanguard index funds.

It targets an asset allocation of approximately 60% stocks and 40% bonds through these holdings: VVIF Equity Index Portfolio (30%), VVIF Total Bond Market Index Portfolio (28%), Vanguard Total International Stock Index Fund (24%), Vanguard Total International Bond Index Fund (12%), and Vanguard Extended Market Index Fund (6%).

In the U.S. equity markets, small-capitalization stocks surpassed their large- and mid-cap counterparts and growth outpaced value. The Extended Market Index Fund, which concentrates on mid- and small-cap stocks, returned about 6%, and the Equity Index Portfolio, which focuses on large-caps, returned more than 2%.

Six of the 11 industry sectors posted positive results for the period. Information technology, consumer discretionary, and energy were the market leaders. Consumer staples, telecommunication services, and industrials recorded the poorest returns.

The Total International Stock Index Fund returned almost –4% as the stronger dollar lowered international stock results. Without the currency impact, returns would have been higher. Emerging markets stocks returned about –7%, and stocks from the developed markets of Europe and the Pacific region both returned about –3%.

U.S. bond prices declined as inflation concerns grew

The VVIF Total Bond Market Index Portfolio, which includes most of the U.S. bond market, returned –1.77%. U.S. bond prices generally declined and yields rose as inflation expectations increased, and the Federal Reserve leaned toward more aggressively raising interest rates.

The yield of the benchmark 10-year U.S. Treasury note climbed to 2.86% from 2.41% six months earlier. Treasuries and mortgage-backed securities mostly surpassed investment-grade corporate bonds.

The Total International Bond Index Fund returned 1.31% for the portfolio. Bonds from Europe and the Pacific region produced generally similar returns. Higher-quality international bonds outpaced those of lower quality, and longer-dated bonds mostly surpassed their shorter-dated counterparts.

Total Returns
Six Months Ended
June 30, 2018
Moderate Allocation Portfolio	0.02%
Moderate Allocation Composite Index[1]	0.43
Variable Insurance Mixed-Asset Target Allocation Moderate Funds Average[2]	–0.18

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mixed-Asset
		Target Allocation
	Acquired Fund Fees	Moderate
	and Expenses[3]	Funds Average[4]
Moderate Allocation Portfolio	0.14%	0.54%

1 Weighted 42% S&P Total Market Index, 32% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) as of June 3, 2013. Previously, the composite was 42% S&P Total Market Index, 40% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 This figure—drawn from the prospectus dated April 26, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired”
funds) in which the Moderate Allocation Portfolio invests. The Moderate Allocation Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2018, the annualized acquired fund fees and expenses were 0.13%.
4 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Moderate Allocation Portfolio

Portfolio Profile
As of June 30, 2018

Total Portfolio Characteristics

Yield[1]	2.08%
Acquired Fund Fees and Expenses[2]	0.14%

Allocation to Underlying Funds

Vanguard Variable Insurance Fund—
Equity Index Portfolio	29.4%
Vanguard Variable Insurance Fund—
Total Bond Market Index Portfolio	28.2
Vanguard Total International Stock
Index Fund Admiral Shares	24.0
Vanguard Total International Bond
Index Fund Admiral Shares	12.1
Vanguard Extended Market Index
Fund Admiral Shares	6.3

Portfolio Asset Allocation

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds) its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

1 30-day SEC yield.

2 This figure—drawn from the prospectus dated April 26, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Moderate Allocation Portfolio invests. The Moderate Allocation Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2018, the annualized acquired fund fees and expenses were 0.13%.

Moderate Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): October 19, 2011–June 30, 2018

Average Annual Total Returns: Periods Ended June 30, 2018
				Since
	Inception Date	One Year	Five Years	Inception
Moderate Allocation Portfolio	10/19/2011	7.14%	7.71%	8.60%

1 Six months ended June 30, 2018.
2 Weighted 42% S&P Total Market Index, 32% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted
RIC Capped Index (USD Hedged) as of June 3, 2013. Previously, the composite was weighted 42% S&P Total Market Index, 40% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI
ex USA IMI Index.
See Financial Highlights for dividend and capital gains information.

Moderate Allocation Portfolio

Financial Statements

Statement of Net Assets
As of June 30, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Funds (35.7%)
Vanguard Variable Insurance Fund—Equity Index Portfolio	3,040,867	124,220
Vanguard Extended Market Index Fund Admiral Shares	299,333	26,766
		150,986
International Stock Fund (23.9%)
Vanguard Total International Stock Market Index Fund Admiral Shares	3,491,467	101,322

U.S. Bond Fund (28.2%)
Vanguard Variable Insurance Fund—Total Bond Market Index Portfolio	10,510,918	119,404

International Bond Fund (12.1%)
Vanguard Total International Bond Index Fund Admiral Shares	2,336,108	51,091
Total Investment Companies (Cost $399,683)		422,803
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 2.122% (Cost $—)	1	—
Total Investments (99.9%) (Cost $399,683)		422,803
Other Assets and Liabilities (0.1%)
Other Assets		930
Liabilities		(657)
		273
Net Assets (100%)
Applicable to 15,197,898 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		423,076
Net Asset Value Per Share		$27.84

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds		422,803
Receivables for Investment Securities Sold		885
Receivables for Accrued Income		45
Total Assets		423,733
Liabilities
Payables for Investment Securities Purchased		45
Payables for Capital Shares Redeemed		326
Other Liabilities		286
Total Liabilities		657
Net Assets		423,076

Moderate Allocation Portfolio

At June 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	386,599
Undistributed Net Investment Income	6,413
Accumulated Net Realized Gains	6,944
Unrealized Appreciation (Depreciation)	23,120
Net Assets	423,076

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Moderate Allocation Portfolio

Statement of Operations

Six Months Ended
June 30, 2018
($000)
Investment Income
Income
Income Distributions Received
from Affiliated Funds	6,423
Net Investment Income—Note B	6,423
Realized Net Gain (Loss)
Capital Gain Distributions Received
from Affiliated Funds	2,190
Affiliated Funds Sold	4,758
Realized Net Gain (Loss)	6,948
Change in Unrealized Appreciation
(Depreciation) From Affiliated Funds	(13,373)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(2)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,423	8,087
Realized Net Gain (Loss)	6,948	13,095
Change in Unrealized Appreciation (Depreciation)	(13,373)	25,632
Net Increase (Decrease) in Net Assets Resulting from Operations	(2)	46,814
Distributions
Net Investment Income	(7,930)	(6,291)
Realized Capital Gain[1]	(13,085)	(6,972)
Total Distributions	(21,015)	(13,263)
Capital Share Transactions
Issued	48,470	90,702
Issued in Lieu of Cash Distributions	21,015	13,262
Redeemed	(19,418)	(37,834)
Net Increase (Decrease) from Capital Share Transactions	50,067	66,130
Total Increase (Decrease)	29,050	99,681
Net Assets
Beginning of Period	394,026	294,345
End of Period[2]	423,076	394,026

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $223,000 and $582,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,413,000 and $7,920,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Moderate Allocation Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$29.35	$26.67	$25.80	$26.63	$25.72	$22.82
Investment Operations
Net Investment Income[1]	.448	.657	.581	.499	.521	.505
Capital Gain Distributions Received	.153	.309	.182	.282	.172	.263
Net Realized and Unrealized Gain (Loss)
on Investments	(.581)	2.863	1.112	(.809)	1.066	2.612
Total from Investment Operations	.020	3.829	1.875	(.028)	1.759	3.380
Distributions
Dividends from Net Investment Income	(.577)	(.545)	(.439)	(.417)	(.370)	(.245)
Distributions from Realized Capital Gains	(.953)	(.604)	(.566)	(.385)	(.479)	(.235)
Total Distributions	(1.530)	(1.149)	(1.005)	(.802)	(.849)	(.480)
Net Asset Value, End of Period	$27.84	$29.35	$26.67	$25.80	$26.63	$25.72

Total Return	0.02%	14.80%	7.55%	-0.16%	7.03%	15.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$423	$394	$294	$257	$198	$133
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.14%	0.16%	0.16%	0.19%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.61%	2.36%	2.25%	1.89%	2.00%	2.08%
Portfolio Turnover Rate	16%	21%	14%	12%	9%	21%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Moderate Allocation Portfolio

Notes to Financial Statements

Moderate Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and for the period ended June 30, 2018, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended June 30, 2018, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At June 30, 2018, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

Moderate Allocation Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2018, the cost of investment securities for tax purposes was $399,683,000. Net unrealized appreciation of investment securities for tax purposes was $23,120,000, consisting of unrealized gains of $29,986,000 on securities that had risen in value since their purchase and $6,866,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

				Six Months Ended			Year Ended
					June 30, 2018		December 31, 2017
					Shares		Shares
					(000)		(000)
Issued					1,702		3,251
Issued in Lieu of Cash Distributions					748		498
Redeemed					(679)		(1,359)
Net Increase (Decrease) in Shares Outstanding					1,771		2,390

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Dec. 31,		Proceeds	Net	Change in		June 30,
	2017		from	Realized	Net	Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized	Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.) Realized	Income	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	—	NA1	NA1	—	—	1	—
Vanguard Extended
Market Index Fund	24,724	655	—	—	1,387	155	26,766
Vanguard Total
International Bond
Index Fund	47,016	3,692	—	—	383	253	51,091
Vanguard Total
International Stock
Index Fund	93,439	13,258	350	83	(5,108)	1,311	101,322
Vanguard Variable
Insurance Fund—
Equity Index Portfolio	117,180	24,985	17,363	4,617	(5,199)	2,017	124,220
Vanguard Variable
Insurance Fund—
Total Bond Market
Index Portfolio	111,545	28,445	15,808	58	(4,836)	2,686	119,404
Total	393,904	71,035	33,521	4,758	(13,373)	6,423	422,803
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to June 30, 2018, that would require recognition or disclosure in these financial statements.

Moderate Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Moderate Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Moderate Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Moderate Allocation Portfolio	12/31/2017	6/30/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,000.21	$0.64
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.15	0.65

1 The calculations are based on the Moderate Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Moderate Allocation Portfolio’s annualized expense figure for that period is 0.13%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Moderate Allocation Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Moderate Allocation Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the portfolio since its inception in 2011, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the portfolio since its inception, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the portfolio’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s acquired fund fees and expenses appears in the About Your Portfolio’s Expenses section as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangement with the portfolio and its underlying funds ensures that the portfolio will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Moderate Allocation Portfolio

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float
Adjusted Index and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Moderate Allocation Portfolio and neither Bloomberg nor
Barclays has any responsibilities, obligations or duties to investors in the Moderate Allocation Portfolio. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Moderate Allocation Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Moderate Allocation Portfolio or the owners of the Moderate Allocation Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Moderate Allocation Portfolio. Investors acquire the Moderate
Allocation Portfolio from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Moderate Allocation Portfolio. The Moderate Allocation Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays
makes any representation or warranty, express or implied regarding the advisability of investing in the Moderate Allocation Portfolio or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Moderate Allocation Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Moderate
Allocation Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Moderate Allocation Portfolio or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Moderate Allocation Portfolio.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Moderate Allocation Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Moderate Allocation Portfolio, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS
OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG
NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE
OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY
EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY
DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF
THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED
PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION,
ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG
BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE MODERATE ALLOCATION PORTFOLIO.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and
Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

Money Market Portfolio

For the six months ended June 30, 2018, the Money Market Portfolio returned 0.84%. Its performance exceeded the 0.52% average return of its variable insurance money market fund peers.

As of June 30, the portfolio’s 7-day SEC yield was 2.02%, up from 1.34% six months earlier. The portfolio maintained a net asset value of $1 per share during the period, as is expected but not guaranteed.

Please note that the portfolio returns and the yield of Vanguard Variable Insurance Fund Money Market Portfolio are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses. Accordingly, given the low-rate environment, it is possible that while the portfolio maintains a $1 net asset value, the value of shares of the portfolio held indirectly through either Vanguard Variable Annuity or one of the other plans that invest in the portfolio could fall below $1.

The yield curve flattened as short-term rates rose

The outlook for the U.S. economy remained robust and inflation expectations stayed in check during the period, despite a number of market-rattling developments, including flare-ups in trade tensions, the U.S. pullout from the Iran nuclear accord, denuclearization talks with North Korea, and some political concerns in Europe.

The Federal Reserve raised interest rates twice, in March and in June. Together, the increases boosted the federal funds rate target by half a percentage point, to a range of 1.75%–2%. Encouraged by a core inflation reading that met its target 2% level, the Fed kept open the possibility of two additional increases in 2018.

Short-term yields moved higher in response, but long-term yields rose more slowly, resulting in a flatter yield curve. The yield of 2-year Treasury notes rose 64 basis points over the six months, to 2.53%. (A basis point is one one-hundredth of a percentage point.) And after topping 3% for the first time since 2014, the 10-year Treasury yield finished the period at 2.86%, an increase of 45 basis points.

Positioning helped drive the portfolio’s performance

The portfolio maintained a high-quality orientation and continued to benefit from broad diversification by investing in securities from various issuer types. As of June 30, the largest exposures were to Treasury bills, bonds, and agency debt (36%), commercial paper (36%), and certificates of deposit (26%). To benefit from the rising federal funds rate, the portfolio had an allocation of roughly 33% to floating rate notes.

The certificates of deposit and commercial paper consisted of U.S. dollar-denominated securities issued by high-quality companies in the United States and abroad. Non-U.S. exposure made up roughly 54% of the portfolio, consisting largely of issues from Canada, Australia, and Sweden.

Total Returns
Six Months Ended
June 30, 2018
Money Market Portfolio (7-Day SEC Yield: 2.02%)	0.84%
Variable Insurance Money Market Funds Average[1]	0.52

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Money Market
	Portfolio	Funds Average
Money Market Portfolio	0.16%	0.36%

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 The portfolio expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2018, the portfolio’s annualized expense ratio was 0.16%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Money Market Portfolio

Portfolio Profile
As of June 30, 2018

Financial Attributes

Yield[1]	2.02%
Average Weighted Maturity	49 days
Expense Ratio[2]	0.16%

Sector Diversification[3] (% of portfolio)

Certificates of Deposit	8.8%
U.S. Commercial Paper	1.4
U.S. Government Obligations	17.6
U.S. Treasury Bills	17.9
Yankee/Foreign	53.4
Other	0.9

7-Day SEC Yield. A money market portfolio’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

1 7-day SEC yield.

2 The portfolio expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2018, the portfolio’s annualized expense ratio was 0.16%.

3 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Money Market Portfolio

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.)

The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions. The portfolio is only available to retail investors (natural persons). You could lose money by investing in the portfolio. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the portfolio’s liquidity falls below required minimums because of market conditions or other factors. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The portfolio’s sponsor has no legal obligation to provide financial support to the portfolio, and you should not expect that the sponsor will provide financial support to the portfolio at any time. The portfolio’s SEC 7-day annualized yield as of June 30, 2018, was 2.02%. This yield reflects the current earnings of the portfolio more closely than do the average annual returns. Note that the returns do not reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2007–June 30, 2018

Average Annual Total Returns: Periods Ended June 30, 2018

	Inception Date	One Year	Five Years	Ten Years
Money Market Portfolio	5/2/1991	1.42%	0.52%	0.51%

1 Six months ended June 30, 2018.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend information.

Money Market Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2018

The portfolio reports a complete list of its holdings in various monthly and quarterly regulatory filings. The portfolio publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The portfolio’s Form N-MFP filings may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the SEC on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (35.5%)
[2]	Fannie Mae Discount Notes	1.902%	7/5/18	5,000	4,999
[2]	Fannie Mae Discount Notes	1.903%	7/18/18	2,778	2,776
[3]	Federal Home Loan Bank
	Discount Notes	1.883%–1.932%	7/5/18	15,780	15,777
[3]	Federal Home Loan Bank
	Discount Notes	1.883%–1.942%	7/6/18	6,900	6,898
[3]	Federal Home Loan Bank
	Discount Notes	1.905%–1.905%	7/9/18	7,380	7,377
[3]	Federal Home Loan Bank
	Discount Notes	1.905%–1.943%	7/10/18	5,400	5,397
[3]	Federal Home Loan Bank
	Discount Notes	1.853%–1.905%	7/11/18	30,000	29,984
[3]	Federal Home Loan Bank
	Discount Notes	1.880%–1.952%	7/13/18	25,830	25,814
[3]	Federal Home Loan Bank
	Discount Notes	1.905%	7/16/18	5,300	5,296
[3]	Federal Home Loan Bank
	Discount Notes	1.905%–1.945%	7/18/18	11,274	11,264
[3]	Federal Home Loan Bank
	Discount Notes	1.935%–1.988%	7/20/18	5,565	5,559
[3]	Federal Home Loan Bank
	Discount Notes	1.913%	7/25/18	3,211	3,207
[3]	Federal Home Loan Bank
	Discount Notes	1.976%	7/27/18	300	300
[3]	Federal Home Loan Bank
	Discount Notes	1.954%–1.994%	8/3/18	19,425	19,390
[3]	Federal Home Loan Bank
	Discount Notes	1.934%	8/7/18	5,000	4,990
[3]	Federal Home Loan Bank
	Discount Notes	1.955%–1.956%	8/10/18	6,035	6,022
[3]	Federal Home Loan Bank
	Discount Notes	2.006%	8/13/18	3,200	3,192
[3]	Federal Home Loan Bank
	Discount Notes	1.910%	8/17/18	1,100	1,097
[3]	Federal Home Loan Bank
	Discount Notes	1.946%	8/22/18	2,025	2,019
[3]	Federal Home Loan Bank
	Discount Notes	1.956%	8/24/18	2,240	2,233
[2]	Freddie Mac Discount Notes	1.903%	7/11/18	5,000	4,997
	United States Treasury Bill	1.613%	7/19/18	364	364
	United States Treasury Bill	1.628%	7/26/18	20,000	19,978
	United States Treasury Bill	1.639%–1.844%	8/2/18	30,000	29,953
	United States Treasury Bill	1.859%	8/9/18	10,000	9,980
	United States Treasury Bill	1.899%–1.905%	8/16/18	25,000	24,939
	United States Treasury Bill	1.837%	8/23/18	1,884	1,879
	United States Treasury Bill	1.901%–1.904%	8/30/18	25,000	24,921
	United States Treasury Bill	1.919%	9/6/18	25,000	24,911
	United States Treasury Bill	2.005%	10/25/18	20,000	19,872
	United States Treasury Bill	2.020%	11/8/18	15,000	14,892
	United States Treasury Bill	2.102%	11/23/18	15,000	14,874
[7]	United States Treasury Floating
	Rate Note	2.079%	10/31/18	15,000	15,000
Total U.S. Government and Agency Obligations (Cost $370,151)					370,151

Commercial Paper (35.8%)
Bank Holding Company (2.7%)
[4]	ABN Amro Funding USA LLC	2.364%	7/9/18	505	505
[4]	ABN Amro Funding USA LLC	2.267%	7/10/18	1,000	999
[4]	ABN Amro Funding USA LLC	2.293%	7/20/18	250	250
[4]	ABN Amro Funding USA LLC	2.389%	7/25/18	700	699
[4]	ABN Amro Funding USA LLC	2.389%	8/1/18	1,500	1,497
[4]	ABN Amro Funding USA LLC	2.399%	8/3/18	700	699
[4]	ABN Amro Funding USA LLC	2.409%	8/24/18	250	249
[4]	ABN Amro Funding USA LLC	2.409%	8/29/18	750	747
[4]	ABN Amro Funding USA LLC	2.410%	9/4/18	250	249
[4]	ABN Amro Funding USA LLC	2.338%	9/28/18	750	746
[4]	ABN Amro Funding USA LLC	2.369%	10/11/18	1,750	1,738
[4]	ABN Amro Funding USA LLC	2.368%	10/12/18	3,000	2,980
	Bank of New York Mellon	2.419%	9/25/18	500	497
	Bank of New York Mellon	2.419%	10/1/18	5,000	4,969
	Bank of New York Mellon	2.419%	10/3/18	487	484
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	2.369%	8/24/18	5,000	4,982
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	2.338%	10/19/18	6,000	5,958
					28,248
Finance—Auto (0.7%)
	American Honda Finance Corp.	2.233%	7/25/18	500	499
	American Honda Finance Corp.	2.233%	9/19/18	1,250	1,244
	Toyota Motor Credit Corp.	2.348%	10/22/18	2,500	2,482
	Toyota Motor Credit Corp.	2.348%	10/24/18	2,500	2,481
					6,706
Foreign Banks (20.8%)
[4,5] Australia & New Zealand Banking
	Group Ltd.	2.161%	8/2/18	1,000	1,000
[4,5] Australia & New Zealand Banking
	Group Ltd.	2.190%	8/8/18	1,000	1,000
[4,5] Australia & New Zealand Banking
	Group Ltd.	2.206%	8/9/18	1,000	1,000
[4,5] Australia & New Zealand Banking
	Group Ltd.	2.227%	8/14/18	1,500	1,500
[4,5] Australia & New Zealand Banking
	Group Ltd.	2.295%	9/7/18	3,000	3,000
[4,5] Australia & New Zealand Banking
	Group Ltd.	2.316%	9/10/18	3,000	3,000
[4,5] Australia & New Zealand Banking
	Group Ltd.	2.268%	9/24/18	1,500	1,500
[4,5] Australia & New Zealand Banking
	Group Ltd.	2.503%	9/27/18	2,000	2,000
[4,5] Australia & New Zealand Banking
	Group Ltd.	2.293%	11/29/18	3,500	3,500
[4]	Australia & New Zealand Banking
	Group Ltd.	2.399%	12/5/18	1,250	1,237
[4]	Australia & New Zealand Banking
	Group Ltd.	2.430%	12/14/18	1,500	1,483
[4]	Australia & New Zealand Banking
	Group Ltd.	2.441%	1/3/19	10,000	9,875
[4,5] Bank of Nova Scotia		2.515%	9/19/18	2,000	2,000

Money Market Portfolio

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
[4,5] Bank of Nova Scotia	2.241%	1/4/19	750	750
[4] BPCE SA	1.970%	7/3/18	1,700	1,700
[4] BPCE SA	2.001%	7/9/18	1,100	1,100
[4,5] Canadian Imperial Bank of Commerce	2.317%	1/11/19	6,000	6,000
[4,5] Commonwealth Bank of Australia	2.251%	7/23/18	2,000	2,000
[4,5] Commonwealth Bank of Australia	2.284%	8/30/18	3,000	3,000
[4,5] Commonwealth Bank of Australia	2.281%	9/24/18	1,000	1,000
[4,5] Commonwealth Bank of Australia	2.275%	2/7/19	2,250	2,250
[4,5] Commonwealth Bank of Australia	2.280%	2/8/19	2,500	2,500
[4,5] Commonwealth Bank of Australia	2.421%	2/25/19	3,000	3,000
Credit Suisse AG (New York Branch)	2.324%	8/3/18	7,000	6,985
Credit Suisse AG (New York Branch)	2.354%	9/14/18	5,000	4,976
[4] DNB Bank ASA	2.343%	10/1/18	4,000	3,976
[4] DNB Bank ASA	2.419%	11/6/18	5,000	4,957
[4,5] HSBC Bank plc	2.466%	10/10/18	2,000	2,000
[4,5] HSBC Bank plc	2.291%	10/24/18	1,000	1,000
[4,5] HSBC Bank plc	2.291%	10/25/18	750	750
[4,5] HSBC Bank plc	2.205%	11/5/18	250	250
[4,5] HSBC Bank plc	2.318%	11/26/18	1,400	1,400
[4,5] HSBC Bank plc	2.351%	1/25/19	3,250	3,250
[4,5] HSBC Bank plc	2.242%	2/1/19	4,000	4,000
[4,5] HSBC Bank plc	2.316%	2/12/19	1,000	1,000
[4,5] HSBC Bank plc	2.448%	2/26/19	2,000	2,000
ING US Funding LLC	1.941%	7/2/18	4,700	4,700
[5] ING US Funding LLC	2.225%	8/7/18	2,000	2,000
ING US Funding LLC	2.308%	10/4/18	1,250	1,242
ING US Funding LLC	2.370%	11/1/18	3,500	3,472
ING US Funding LLC	2.371%	11/2/18	3,500	3,472
Lloyds Bank plc	2.368%	11/21/18	1,750	1,734
Lloyds Bank plc	2.409%	12/4/18	1,500	1,485
[5] Lloyds Bank plc	2.275%	12/7/18	5,000	5,000
Lloyds Bank plc	2.430%	12/21/18	1,000	988
Lloyds Bank plc	2.440%	12/24/18	1,500	1,482
[4,5] National Australia Bank Ltd.	2.243%	7/30/18	5,000	5,000
[4] National Australia Bank Ltd.	2.005%	8/3/18	5,000	4,991
[4,5] National Australia Bank Ltd.	2.285%	9/19/18	2,000	2,000
[4] National Australia Bank Ltd.	2.565%–2.585%	10/22/18	850	843
[4,5] National Australia Bank Ltd.	2.293%	10/29/18	1,000	1,000
[4,5] National Australia Bank Ltd.	2.374%	11/30/18	8,000	8,000
[4] Nordea Bank AB	2.366%	7/24/18	1,400	1,398
[4] Nordea Bank AB	2.443%	8/31/18	550	548
Santander UK plc	1.951%	7/2/18	2,000	2,000
Santander UK plc	2.256%	9/18/18	250	249
Santander UK plc	2.257%	9/20/18	500	497
[4] Skandinaviska Enskilda Banken AB	2.272%	8/6/18	1,200	1,197
[4] Skandinaviska Enskilda Banken AB	2.352%	9/14/18	610	607
[4] Sumitomo Mitsui Banking
Corporation	2.303%–2.385%	7/23/18	3,900	3,894
[4] Sumitomo Mitsui Banking
Corporation	2.358%	8/21/18	6,000	5,980
[4] Svenska Handelsbanken AB	2.176%	7/5/18	1,500	1,500
[4] Svenska Handelsbanken AB	2.239%–2.418%	7/23/18	8,370	8,358
Swedbank AB	2.194%	8/20/18	1,000	997
Swedbank AB	2.194%	8/21/18	1,000	997
Swedbank AB	2.225%	8/27/18	2,000	1,993
Swedbank AB	2.399%	11/1/18	2,000	1,984
Swedbank AB	2.399%	11/2/18	3,000	2,975
Swedbank AB	2.450%	12/24/18	7,000	6,917
[4] Toronto Dominion Bank	2.253%	7/23/18	3,000	2,996
[4] Toronto Dominion Bank	2.296%–2.296%	9/19/18	6,000	5,970
[4,5] Toronto Dominion Bank	2.257%	11/14/18	2,000	2,000
[4,5] Toronto Dominion Bank	2.235%	12/5/18	4,000	4,000
[4,5] Toronto Dominion Bank	2.300%	2/8/19	3,000	3,000
[4,5] Westpac Banking Corp.	2.227%	8/13/18	5,250	5,250
[4,5] Westpac Banking Corp.	2.284%	8/31/18	2,000	2,000
[4,5] Westpac Banking Corp.	2.247%	9/14/18	5,000	5,000
[4,5] Westpac Banking Corp.	2.274%	9/20/18	3,000	3,000
[4,5] Westpac Banking Corp.	2.266%	12/10/18	1,000	1,000
[4,5,6] Westpac Banking Corp.	2.385%	6/12/19	1,500	1,500
				217,155

Foreign Governments (8.6%)
[4]	Province of Alberta	2.304%	7/5/18	1,300	1,300
[4]	Province of Alberta	2.314%	7/6/18	400	400
[4]	Province of Alberta	2.303%	7/10/18	250	250
[4]	Province of Alberta	2.252%	7/19/18	500	499
[4]	Province of Alberta	2.253%	7/30/18	500	499
[4]	Province of Alberta	2.264%	8/2/18	250	249
[4]	Province of Alberta	2.253%	8/3/18	250	249
[4]	Province of Alberta	2.430%	11/8/18	1,025	1,016
[4]	Province of Alberta	2.396%–2.398%	11/13/18	1,500	1,487
[4]	CDP Financial Inc.	1.951%	7/3/18	6,000	5,999
[4]	CDP Financial Inc.	2.150%–2.316%	8/1/18	9,000	8,983
[4]	CDP Financial Inc.	2.457%–2.549%	9/14/18	1,150	1,144
[4]	CDP Financial Inc.	2.511%	10/1/18	1,850	1,838
[4]	CDP Financial Inc.	2.501%–2.522%	10/2/18	550	546
[4]	CDP Financial Inc.	2.450%	10/12/18	2,000	1,986
[4]	CDP Financial Inc.	2.450%	10/19/18	7,370	7,316
[4]	CDP Financial Inc.	2.420%	10/31/18	500	496
[4]	CDP Financial Inc.	2.428%	12/18/18	1,000	989
[6]	CPPIB Capital Inc.	1.951%	7/6/18	1,500	1,500
	Export Development Canada	2.079%	8/1/18	2,000	1,996
	Export Development Canada	2.079%	8/2/18	2,000	1,996
	Export Development Canada	2.419%	11/2/18	1,500	1,488
	Export Development Canada	2.480%	12/7/18	1,050	1,039
[4]	NRW BANK	1.921%–1.926%	7/6/18	7,500	7,498
[6]	Ontario Teachers’ Finance Trust	1.798%	7/6/18	2,250	2,249
[6]	Ontario Teachers’ Finance Trust	1.760%	8/2/18	250	250
[6]	Ontario Teachers’ Finance Trust	2.005%	8/24/18	6,000	5,982
[6]	Ontario Teachers’ Finance Trust	2.258%	9/18/18	250	249
[6]	Ontario Teachers’ Finance Trust	2.331%	10/4/18	5,000	4,970
[6]	Ontario Teachers’ Finance Trust	2.515%	10/9/18	5,000	4,966
[6]	Ontario Teachers’ Finance
	Trust	2.496%–2.517%	10/29/18	5,600	5,554
[6]	Ontario Teachers’ Finance Trust	2.475%	11/26/18	500	495
[6]	Ontario Teachers’ Finance
	Trust	2.410%–2.431%	12/4/18	750	742
[6]	Ontario Teachers’ Finance Trust	2.498%	12/10/18	6,500	6,428
[6]	Ontario Teachers’ Finance
	Trust	2.538%–2.538%	1/30/19	6,000	5,911
[5,6] PSP Capital Inc.		2.278%	10/26/18	1,500	1,500
					90,059
Foreign Industrial (2.8%)
[4]	Nestle Capital Corp.	1.980%	8/9/18	2,000	1,996
[4]	Nestle Capital Corp.	1.979%	8/10/18	2,000	1,996
[4]	Nestle Capital Corp.	1.980%	8/13/18	3,000	2,993
[4]	Nestle Capital Corp.	2.245%	9/5/18	1,750	1,743
[4]	Nestle Capital Corp.	2.247%	10/4/18	4,000	3,976
[4]	Nestle Capital Corp.	2.308%	10/9/18	1,500	1,490
[4]	Nestle Capital Corp.	2.378%	12/10/18	1,000	989
[4]	Nestle Capital Corp.	2.389%	12/11/18	1,250	1,237
[4]	Nestle Capital Corp.	2.462%	1/7/19	1,000	987
[4]	Total Capital Canada Ltd.	2.374%	7/3/18	3,500	3,500
[4]	Total Capital Canada Ltd.	2.354%	7/18/18	250	250
[4]	Total Capital Canada Ltd.	1.969%	8/8/18	5,000	4,990
	Toyota Credit Canada Inc.	2.266%	7/6/18	1,000	1,000
	Toyota Credit Canada Inc.	2.365%	7/16/18	750	749
	Toyota Credit Canada Inc.	2.375%	7/18/18	750	749
					28,645
Industrial (0.2%)
[4]	Henkel of America Inc.	2.266%	9/24/18	1,000	995
[4]	Henkel of America Inc.	2.266%	9/25/18	250	248
[4]	Novartis Finance Corp.	1.941%	7/5/18	500	500
[4]	The Coca-Cola Co.	2.267%	9/18/18	250	249
[4]	The Coca-Cola Co.	2.267%	9/19/18	250	249
					2,241
Total Commercial Paper (Cost $373,054)					373,054

Money Market Portfolio

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
Certificates of Deposit (26.1%)
Domestic Banks (7.0%)
[5]	Citibank NA	2.245%	7/18/18	5,000	5,000
[5]	Citibank NA	2.181%	8/2/18	5,500	5,500
[5]	Citibank NA	2.364%	8/29/18	5,000	5,000
[5]	Citibank NA	2.364%	8/30/18	2,000	2,000
	Citibank NA	2.350%	11/1/18	5,000	5,000
[5]	HSBC Bank USA NA	2.285%	8/16/18	500	500
[5]	HSBC Bank USA NA	2.288%	8/21/18	1,000	1,000
[5]	HSBC Bank USA NA	2.182%	8/31/18	2,500	2,500
[5]	HSBC Bank USA NA	2.191%	10/2/18	1,500	1,500
[5]	HSBC Bank USA NA	2.201%	11/2/18	750	750
[5]	HSBC Bank USA NA	2.311%	11/23/18	750	750
[5]	HSBC Bank USA NA	2.323%	11/27/18	250	250
[5]	HSBC Bank USA NA	2.241%	12/4/18	1,500	1,500
[5]	HSBC Bank USA NA	2.504%	1/22/19	1,500	1,500
[5]	HSBC Bank USA NA	2.341%	2/4/19	2,750	2,750
	State Street Bank & Trust Co.	2.220%	8/30/18	1,000	1,000
[5]	State Street Bank & Trust Co.	2.302%	9/28/18	3,000	3,000
[5]	State Street Bank & Trust Co.	2.303%	10/29/18	3,000	3,000
[5]	State Street Bank & Trust Co.	2.311%	11/26/18	6,000	6,000
[5]	Wells Fargo Bank NA	2.216%	7/11/18	6,000	6,000
[5]	Wells Fargo Bank NA	2.298%	8/1/18	750	750
[5]	Wells Fargo Bank NA	2.338%	8/28/18	6,000	6,000
[5]	Wells Fargo Bank NA	2.443%	9/17/18	5,000	5,000
[5]	Wells Fargo Bank NA	2.534%	9/28/18	3,000	3,000
	Wells Fargo Bank NA	2.400%	12/3/18	4,000	4,000
					73,250
Yankee Certificates of Deposit (19.1%)
[5]	Bank of Montreal (Chicago Branch)	2.275%	7/19/18	3,000	3,000
[5]	Bank of Montreal (Chicago Branch)	2.223%	8/6/18	1,000	1,000
[5]	Bank of Montreal (Chicago Branch)	2.328%	9/21/18	2,000	2,000
[5]	Bank of Montreal (Chicago Branch)	2.341%	9/24/18	1,000	1,000
[5]	Bank of Montreal (Chicago Branch)	2.453%	10/15/18	3,000	3,000
[5]	Bank of Montreal (Chicago Branch)	2.423%	11/6/18	5,000	5,000
[5]	Bank of Montreal (Chicago Branch)	2.230%	1/2/19	5,000	5,000
[5]	Bank of Montreal (Chicago Branch)	2.353%	2/1/19	6,000	6,000
[5]	Bank of Nova Scotia (Houston Branch)	2.285%	7/17/18	5,000	5,000
	Bank of Nova Scotia (Houston Branch)	1.660%	9/21/18	6,000	5,990
[5]	Bank of Nova Scotia (Houston Branch)	2.295%	10/5/18	5,000	5,000
	BNP Paribas SA (New York Branch)	1.600%	7/6/18	400	400
[5]	Canadian Imperial Bank of Commerce
	(New York Branch)	2.216%	7/12/18	5,000	5,000
[5]	Canadian Imperial Bank of Commerce
	(New York Branch)	2.274%	8/20/18	4,000	4,000
	Canadian Imperial Bank of Commerce
	(New York Branch)	2.000%	9/17/18	3,900	3,897
[5]	Canadian Imperial Bank of Commerce
	(New York Branch)	2.314%	9/20/18	5,000	5,000
[5]	Commonwealth Bank of Australia
	(New York Branch)	2.288%	9/26/18	2,000	2,000
[5]	Commonwealth Bank of Australia
	(New York Branch)	2.303%	11/29/18	5,000	5,000
	Credit Suisse AG (New York Branch)	1.700%	7/5/18	1,250	1,250
[5]	DNB Bank ASA (New York Branch)	2.303%	8/27/18	5,000	5,000
	MUFG Bank Ltd. (New York Branch)	2.350%	7/13/18	7,000	7,000
	Nordea Bank AB (New York Branch)	2.170%	8/27/18	5,000	5,000
	Nordea Bank AB (New York Branch)	2.390%	12/7/18	5,000	5,000
[5]	Royal Bank of Canada (New York
	Branch)	2.217%	7/13/18	5,000	5,000
[5]	Royal Bank of Canada (New York
	Branch)	2.372%	8/28/18	1,000	1,000
[5]	Royal Bank of Canada (New York
	Branch)	2.236%	9/12/18	4,000	4,000

[5]	Royal Bank of Canada (New York
	Branch)	2.485%	9/17/18	1,000	1,000
[5]	Royal Bank of Canada (New York
	Branch)	2.386%	10/9/18	6,000	6,000
	Royal Bank of Canada (New York
	Branch)	1.710%	10/16/18	750	748
	Royal Bank of Canada (New York
	Branch)	1.950%	12/6/18	800	798
[5]	Royal Bank of Canada (New York
	Branch)	2.275%	1/7/19	5,000	5,000
[5]	Skandinaviska Enskilda Banken AB
	(New York Branch)	2.275%	7/19/18	2,000	2,000
[5]	Skandinaviska Enskilda Banken AB
	(New York Branch)	2.435%	9/19/18	10,000	10,000
[5]	Skandinaviska Enskilda Banken AB
	(New York Branch)	2.365%	10/5/18	1,900	1,900
[5]	Skandinaviska Enskilda Banken AB
	(New York Branch)	2.365%	10/5/18	2,000	2,000
	Sumitomo Mitsui Banking Corp.
	(New York Branch)	2.410%	7/24/18	10,000	10,000
[5]	Svenska HandelsBanken AB
	(New York Branch)	2.153%	8/6/18	5,000	5,000
[5]	Svenska HandelsBanken AB
	(New York Branch)	2.161%	9/4/18	7,000	7,000
[5]	Svenska HandelsBanken AB
	(New York Branch)	2.315%	11/19/18	5,000	5,000
[5]	Svenska HandelsBanken AB
	(New York Branch)	2.318%	12/21/18	1,000	1,000
[5]	Swedbank AB (New York Branch)	2.251%	7/25/18	10,000	10,000
[5]	Swedbank AB (New York Branch)	2.223%	11/6/18	5,000	5,000
	Toronto Dominion Bank (New York
	Branch)	1.600%	7/20/18	1,000	1,000
[5]	Toronto Dominion Bank (New York
	Branch)	2.246%	8/10/18	6,000	6,000
	Toronto Dominion Bank (New York
	Branch)	1.650%	10/3/18	1,000	998
	Toronto Dominion Bank (New York
	Branch)	2.500%	1/7/19	5,000	5,000
	Westpac Banking Corp. (New York
	Branch)	1.500%	7/18/18	733	733
	Westpac Banking Corp. (New York
	Branch)	1.710%	10/19/18	5,000	4,989
	Westpac Banking Corp. (New York
	Branch)	2.060%	11/1/18	6,150	6,142
[5]	Westpac Banking Corp. (New York
	Branch)	2.276%	1/10/19	1,000	999
					198,844
Total Certificates of Deposit (Cost $272,094)					272,094
Other Notes (1.7%)
[5]	Bank of America NA	2.314%	9/10/18	2,000	2,000
[5]	Bank of America NA	2.295%	10/5/18	3,500	3,500
	Bank of America NA	2.410%	11/1/18	2,500	2,500
[5]	Bank of America NA	2.421%	11/2/18	3,500	3,500
	Bank of America NA	2.420%	11/5/18	2,500	2,500
[5]	Bank of America NA	2.420%	11/8/18	1,500	1,500
	Bank of America NA	2.400%	11/13/18	2,500	2,500
Total Other Notes (Cost $18,000)					18,000
Taxable Municipal Bonds (0.9%)
Taxable Municipal Bond (0.9%)
[8]	New York State Housing Finance
	Agency Housing Revenue VRDO
	(Cost $9,250)	2.020%	7/6/18	9,250	9,250
Total Investments (100.0%) (Cost $1,042,549)					1,042,549

Money Market Portfolio

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	55
Receivables for Accrued Income	875
Receivables for Capital Shares Issued	755
Other Assets	61
Total Other Assets	1,746
Liabilities
Payables for Capital Shares Redeemed	(1,245)
Payables to Vanguard	(72)
Total Liabilities	(1,317)
Net Assets (100%)
Applicable to 1,042,485,779 outstanding $.001 par value shares of beneficial interest (unlimited authorization) 1,042,978
Net Asset Value per Share	$1.00

At June 30, 2018, net assets consisted of:
Amount
($000)
Paid-in-Capital	1,042,886
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	92
Net Assets	1,042,978

• See Note A in Notes to Financial Statements.

1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.

4 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At June 30, 2018, the aggregate value of these securities was $243,500,000, representing 23.3% of net assets.

5 Adjustable-rate security based upon 1-month USD LIBOR plus spread.

6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2018, the aggregate value of these securities was $42,296,000, representing 4.1% of net assets.

7 Adjustable-rate security based upon 3-month U.S. Treasury Bill Auction High Money Market Yield plus spread.

8 Scheduled principal and interest payments are guaranteed by bank letter of credit.

VRDO—Variable Rate Demand Obligation.

See accompanying Notes, which are an integral part of the Financial Statements.

Money Market Portfolio

Statement of Operations

Six Months Ended
June 30, 2018
($000)
Investment Income
Income
Interest	9,263
Total Income	9,263
Expenses
The Vanguard Group—Note B
Investment Advisory Services	14
Management and Administrative	652
Marketing and Distribution	102
Custodian Fees	11
Shareholders’ Reports	2
Trustees’ Fees and Expenses	—
Total Expenses	781
Net Investment Income	8,482
Realized Net Gain (Loss) on
Investment Securities Sold	(23)
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,459

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,482	9,707
Realized Net Gain (Loss)	(23)	(10)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,459	9,697
Distributions
Net Investment Income	(8,487)	(9,666)
Realized Capital Gain	—	—
Total Distributions	(8,487)	(9,666)
Capital Share Transactions (at $1.00 per share)
Issued	221,814	347,263
Issued in Lieu of Cash Distributions	8,487	9,666
Redeemed	(148,492)	(360,545)
Net Increase (Decrease) from Capital Share Transactions	81,809	(3,616)
Total Increase (Decrease)	81,781	(3,585)
Net Assets
Beginning of Period	961,197	964,782
End of Period[1]	1,042,978	961,197
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $0 and $5,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Money Market Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	. 008[1]	.010[1]	.005	.001	.001	.001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.008	.010	.005	.001	.001	.001
Distributions
Dividends from Net Investment Income	(.008)	(.010)	(.005)	(.001)	(.001)	(.001)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.008)	(.010)	(.005)	(.001)	(.001)	(.001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.84%	1.01%	0.48%	0.15%	0.10%	0.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,043	$961	$965	$1,217	$1,197	$1,308
Ratio of Expenses to
Average Net Assets[2]	0.16%	0.16%	0.16%	0.06%	0.06%	0.06%
Ratio of Net Investment Income to
Average Net Assets	1.70%	1.00%	0.46%	0.15%	0.10%	0.11%

The expense ratio and net investment income ratio for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 The ratio of total expenses to average net assets before an expense reduction was 0.16% for 2016, 0.16% for 2015, 0.16% for 2014, and 0.16% for 2013. For the six months ended June 30, 2018, and the year ended December 31, 2017, there were no expense reductions. See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

Money Market Portfolio

Notes to Financial Statements

Money Market Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and for the period ended June 30, 2018, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2018, or at any time during the period then ended.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2018, the portfolio had contributed to Vanguard capital in the amount of $55,000, representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the portfolio’s daily yield in order to maintain a zero or positive yield for the portfolio. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. The portfolio is not obligated to repay this amount to Vanguard. For the period ended June 30, 2018, the portfolio did not receive an expense reduction from Vanguard.

Money Market Portfolio

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At June 30, 2018, 100% of the market value of the portfolio’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2017, the portfolio had available capital losses totaling $10,000. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2018; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

E. At June 30, 2018, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 87% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

F. Management has determined that no events or transactions occurred subsequent to June 30, 2018, that would require recognition or disclosure in these financial statements.

Money Market Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Money Market Portfolio	12/31/2017	6/30/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,008.45	$0.80
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.07	0.80

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Money Market Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Money Market Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory expenses were also well below the peer-group average. Information about the portfolio’s expenses appears in the About Your Portfolio’s Expenses section as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Real Estate Index Portfolio

Real estate investment trusts trailed the broad U.S. stock market during the six months ended June 30, 2018, as rising interest rates limited their investment appeal. The Real Estate Index Portfolio returned 0.70% for the period, a bit below its target index and the average return of its peer funds.

The portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Fed tightening limited REITs’ appeal

In June, the Federal Reserve raised the federal funds target rate one-quarter of a percentage point, to between 1.75% and 2%. It was the second increase in

2018 and the seventh increase since December 2015. REITs tend to lag the broader stock market during periods of rising rates as higher interest rates raise debt-financing costs and erode profit margins.

Specialized REITs, which include storage facilities, data centers, and entertainment and athletic complexes, contributed the most to relative performance. Hotel and resort REITs and industrial REITs were also among the groups that made big contributions to the portfolio’s positive overall performance for the period. For industrial REITs, which own and manage industrial facilities and rent space in those properties, the gain was due in part to e-commerce and warehouse users expanding into urban areas.

Real estate services REITs, real estate development REITs, residential REITs, and real estate operating company REITs also contributed to performance. Retail REITs, diversified REITs, office REITs, health care REITs, diversified real estate activities REITs, and mortgage REITs detracted.

Retail REITs—the sector’s largest group—were the biggest detractors. Retail REITs were held back by a general decline in the popularity of malls, store closures by national retailers, and an increase in online shopping.

Changes to the portfolio

As we mentioned in the previous report, Vanguard earlier this year updated the investment objective and principal investment strategies of the portfolio to provide broader exposure to the real estate market. As part of this filing, the benchmark index of the portfolio was updated from the MSCI US REIT Index to the MSCI US Investable Market Real Estate 25/50 Index. The name of the portfolio also was updated from the REIT Index Portfolio to the Real Estate Index Portfolio.

Total Returns
Six Months Ended
June 30, 2018
Real Estate Index Portfolio	0.70%
VVIF Real Estate Spliced Index[1]	0.79
Variable Insurance Real Estate Funds Average[2]	0.76

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Real Estate
	Portfolio	Funds Average
Real Estate Index Portfolio	0.27%	1.11%

1 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index through January 18, 2018; and MSCI US Investable Market Real Estate 25/50
Index thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2018, the Real Estate Index Portfolio’s annualized expense ratio was 0.27%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Real Estate Index Portfolio

Portfolio Profile

As of June 30, 2018

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	185	185	3,779
Median Market Cap $12.7B		$12.6B	$64.0B
Price/Earnings Ratio	37.7x	36.6x	20.7x
Price/Book Ratio	2.4x	2.4x	3.0x
Dividend Yield[3]	3.8%	3.8%	1.8%
Return on Equity	6.1%	6.1%	15.0%
Earnings Growth Rate	13.1%	13.2%	8.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	35%	—	—
Expense Ratio[5]	0.27%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.30
Beta	1.00	0.70

Portfolio Allocation by Subsector

Industrial REITs	31.3%
Diversified REITs	15.4
Hotel & Resort REITs	13.0
Specialized REITs	10.5
Residential REITs	8.9
Health Care REITs	6.6
Office REITs	5.8
Retail REITs	4.7
Real Estate Management & Development	3.8

Ten Largest Holdings[6] (% of total net assets)

American Tower Corp.	Specialized REITs	5.9%
Simon Property
Group Inc.	Retail REITs	5.0
Crown Castle
International Corp.	Specialized REITs	4.0
Public Storage	Specialized REITs	3.3
Prologis Inc.	Industrial REITs	3.2
Equinix Inc.	Specialized REITs	3.1
Weyerhaeuser Co.	Specialized REITs	2.5
AvalonBay
Communities Inc.	Residential REITs	2.2
Equity Residential	Residential REITs	2.2
Welltower Inc.	Health Care REITs	2.1
Top Ten		33.5%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a portfolio). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a portfolio, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI US Investable Market Real Estate 25/50 Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 This dividend yield may include some payments that represent a return of capital, capital gains distribution, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2018, the Real Estate Index Portfolio’s annualized expense ratio annualized was 0.27%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Real Estate Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2007–June 30, 2018

Average Annual Total Returns: Periods Ended June 30, 2018

	Inception Date	One Year	Five Years	Ten Years
Real Estate Index Portfolio	2/9/1999	2.89%	7.92%	7.87%

1 Six months ended June 30, 2018.
2 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index through January 18, 2018; and MSCI US Investable Market Real Estate 25/50
Index thereafter.
See Financial Highlights for dividend and capital gains information.

Real Estate Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Equity Real Estate Investment Trusts
(REITs) (96.0%)[1]
Diversified REITs (4.7%)
VEREIT Inc.	934,609	6,953
WP Carey Inc.	102,302	6,788
Liberty Property Trust	141,376	6,267
Forest City Realty Trust Inc.
Class A	217,612	4,964
STORE Capital Corp.	167,621	4,593
Colony Capital Inc.	467,398	2,917
PS Business Parks Inc.	19,613	2,520
Washington REIT	75,281	2,283
Empire State Realty Trust
Inc.	131,799	2,254
Lexington Realty Trust	207,079	1,808
Alexander & Baldwin Inc.	65,514	1,540
Select Income REIT	63,907	1,436
Global Net Lease Inc.	64,485	1,317
American Assets Trust Inc.	31,658	1,212
* iStar Inc.	65,341	705
Armada Hoffler Properties
Inc.	43,503	648
Gladstone Commercial
Corp.	27,382	526
One Liberty Properties Inc.	13,816	365
[2] Winthrop Realty Trust	32,397	47
		49,143
Health Care REITs (8.9%)
Welltower Inc.	355,283	22,273
Ventas Inc.	341,635	19,456
HCP Inc.	449,897	11,616
Omega Healthcare
Investors Inc.	190,550	5,907
Healthcare Trust of America
Inc. Class A	196,682	5,303
Medical Properties Trust
Inc.	349,563	4,908
Senior Housing Properties
Trust	228,213	4,128
Sabra Health Care REIT Inc.	171,134	3,719
Healthcare Realty Trust Inc.	119,875	3,486
National Health Investors
Inc.	39,801	2,932
Physicians Realty Trust	172,396	2,748
* Quality Care Properties Inc.	89,947	1,935
LTC Properties Inc.	37,926	1,621
CareTrust REIT Inc.	73,154	1,221
Universal Health Realty
Income Trust	12,585	805
New Senior Investment
Group Inc.	78,856	597
MedEquities Realty Trust
Inc.	27,206	300
		92,955
Hotel & Resort REITs (5.8%)
Host Hotels & Resorts Inc.	704,228	14,838
Park Hotels & Resorts Inc.	192,690	5,902
Hospitality Properties Trust	157,751	4,513

	Apple Hospitality REIT Inc.	209,340	3,743
	LaSalle Hotel Properties	108,749	3,722
	RLJ Lodging Trust	167,708	3,698
	Ryman Hospitality
	Properties Inc.	44,248	3,679
	Sunstone Hotel Investors
	Inc.	215,798	3,587
	Pebblebrook Hotel Trust	66,138	2,566
	Xenia Hotels & Resorts Inc.	102,325	2,493
	DiamondRock Hospitality
	Co.	192,229	2,361
	MGM Growth Properties
	LLC Class A	67,699	2,062
	Chesapeake Lodging Trust	57,746	1,827
	Summit Hotel Properties
	Inc.	100,009	1,431
*	CorePoint Lodging Inc.	39,376	1,020
	Chatham Lodging Trust	44,048	935
	Hersha Hospitality Trust
	Class A	36,342	780
	Ashford Hospitality Trust
	Inc.	88,604	718
	Braemar Hotels & Resorts
	Inc.	27,617	315
			60,190
Industrial REITs (6.6%)
	Prologis Inc.	511,439	33,596
	Duke Realty Corp.	342,084	9,931
	DCT Industrial Trust Inc.	89,912	6,000
	Gramercy Property Trust	154,240	4,214
	First Industrial Realty Trust
	Inc.	115,526	3,851
	EastGroup Properties Inc.	33,279	3,180
	STAG Industrial Inc.	93,570	2,548
	Rexford Industrial Realty
	Inc.	75,590	2,373
	Terreno Realty Corp.	53,068	1,999
	Monmouth Real Estate
	Investment Corp.	70,906	1,172
			68,864
Office REITs (10.4%)
	Boston Properties Inc.	148,093	18,574
	Alexandria Real Estate
	Equities Inc.	97,144	12,257
	Vornado Realty Trust	163,965	12,120
	SL Green Realty Corp.	86,678	8,714
	Kilroy Realty Corp.	94,860	7,175
	Douglas Emmett Inc.	154,540	6,209
	Hudson Pacific Properties
	Inc.	150,502	5,332
	Highwoods Properties Inc.	98,972	5,021
	JBG SMITH Properties	107,565	3,923
	Cousins Properties Inc.	402,923	3,904
*	Equity Commonwealth	118,429	3,731
	Paramount Group Inc.	206,797	3,185
	Brandywine Realty Trust	171,524	2,895
	Corporate Office Properties
	Trust	97,006	2,812

Columbia Property Trust
Inc.	114,626	2,603
Piedmont Office Realty
Trust Inc. Class A	129,493	2,581
Mack-Cali Realty Corp.	86,517	1,755
Government Properties
Income Trust	94,986	1,506
Tier REIT Inc.	45,941	1,092
Easterly Government
Properties Inc.	54,598	1,079
Franklin Street Properties
Corp.	103,048	882
NorthStar Realty Europe
Corp.	47,890	694
City Office REIT Inc.	32,470	417
New York REIT Inc.	15,704	286
		108,747
Residential REITs (13.0%)
AvalonBay Communities
Inc.	132,440	22,765
Equity Residential	353,100	22,489
Essex Property Trust Inc.	63,339	15,142
Mid-America Apartment
Communities Inc.	108,983	10,971
UDR Inc.	257,006	9,648
Camden Property Trust	88,992	8,110
Sun Communities Inc.	76,245	7,463
Equity LifeStyle Properties
Inc.	80,575	7,405
Invitation Homes Inc.	298,708	6,888
Apartment Investment &
Management Co.	150,899	6,383
American Campus
Communities Inc.	130,999	5,617
American Homes 4 Rent
Class A	245,712	5,450
Education Realty Trust Inc.	72,634	3,014
Independence Realty Trust
Inc.	82,028	846
Preferred Apartment
Communities Inc. Class A	37,841	643
Investors Real Estate Trust	115,505	639
Front Yard Residential Corp.	48,757	508
NexPoint Residential Trust
Inc.	17,223	490
UMH Properties Inc.	30,745	472
		134,943
Retail REITs (15.4%)
Simon Property Group Inc.	307,280	52,296
Realty Income Corp.	272,549	14,660
GGP Inc.	642,483	13,126
Regency Centers Corp.	147,355	9,148
Federal Realty Investment
Trust	70,273	8,893
Kimco Realty Corp.	408,467	6,940
National Retail Properties
Inc.	147,647	6,491
Macerich Co.	101,388	5,762

Real Estate Index Portfolio

			Market
			Value•
		Shares	($000)
	Brixmor Property Group Inc.	292,046	5,090
	Weingarten Realty
	Investors	117,223	3,612
	Spirit Realty Capital Inc.	429,924	3,452
	Taubman Centers Inc.	58,396	3,431
	DDR Corp.	150,402	2,692
	Retail Properties of America
	Inc.	210,204	2,686
	Urban Edge Properties	109,309	2,500
	Acadia Realty Trust	80,303	2,198
^	Tanger Factory Outlet
	Centers Inc.	90,575	2,128
	Retail Opportunity
	Investments Corp.	107,647	2,062
	Agree Realty Corp.	29,626	1,563
	Washington Prime Group
	Inc.	178,386	1,447
	Kite Realty Group Trust	78,906	1,348
^	Seritage Growth Properties
	Class A	31,008	1,316
	Ramco-Gershenson
	Properties Trust	76,220	1,007
^	CBL & Associates
	Properties Inc.	164,556	917
	Getty Realty Corp.	32,384	912
	Alexander’s Inc.	2,198	841
^	Pennsylvania REIT	67,725	744
	Saul Centers Inc.	12,811	686
	Urstadt Biddle Properties
	Inc. Class A	28,424	643
*	Spirit MTA REIT	42,604	439
	Cedar Realty Trust Inc.	89,548	423
	Whitestone REIT	32,845	410
			159,863
Specialized REITs (31.2%)
	American Tower Corp.	422,908	60,971
	Crown Castle International
	Corp.	390,320	42,084
	Public Storage	150,224	34,080
	Equinix Inc.	75,999	32,671
	Weyerhaeuser Co.	725,401	26,448
	Digital Realty Trust Inc.	197,149	21,998
*	SBA Communications Corp.
	Class A	111,714	18,446
	Extra Space Storage Inc.	120,851	12,062
	Iron Mountain Inc.	259,844	9,097
	Gaming and Leisure
	Properties Inc.	194,154	6,951
	CubeSmart	174,777	5,631
	Lamar Advertising Co.
	Class A	80,512	5,500
	VICI Properties Inc.	266,432	5,499
	CyrusOne Inc.	92,327	5,388
	Rayonier Inc.	123,799	4,790
	EPR Properties	70,809	4,588
	Life Storage Inc.	44,552	4,335
	CoreSite Realty Corp.	32,944	3,651
	GEO Group Inc.	118,971	3,276
	Uniti Group Inc.	160,328	3,211

	PotlatchDeltic Corp.	57,033	2,900
	CoreCivic Inc.	113,529	2,712
	Outfront Media Inc.	132,080	2,569
	QTS Realty Trust Inc.
	Class A	48,571	1,919
	National Storage Affiliates
	Trust	48,232	1,487
	Four Corners Property Trust
	Inc.	58,649	1,445
	InfraREIT Inc.	42,083	933
	CatchMark Timber Trust
	Inc. Class A	46,741	595
^	Farmland Partners Inc.	29,537	260
			325,497
Total Equity Real Estate Investment
Trusts (REITs) (Cost $1,037,661)			1,000,202
Real Estate Management & Development (3.8%)
*	CBRE Group Inc. Class A	308,792	14,742
	Jones Lang LaSalle Inc.	43,461	7,214
*	Howard Hughes Corp.	39,388	5,219
	Realogy Holdings Corp.	125,138	2,853
	Kennedy-Wilson Holdings
	Inc.	129,417	2,737
	HFF Inc. Class A	34,976	1,202
*,^ Redfin Corp.		43,168	997
	RE/MAX Holdings Inc.
	Class A	16,873	885
*	Marcus & Millichap Inc.	18,100	706
*	St. Joe Co.	37,003	664
*	Five Point Holdings LLC
	Class A	53,088	597
*	Tejon Ranch Co.	20,628	501
	RMR Group Inc. Class A	5,789	454
*	FRP Holdings Inc.	6,556	425
*,^ Altisource Portfolio
	Solutions SA	10,813	315
*,^ Forestar Group Inc.		10,019	208
Total Real Estate Management &
Development (Cost $38,461)			39,719
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.3%)
[3,4] Vanguard Market Liquidity
	Fund, 2.122%	31,541	3,154

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
[5]	United States Treasury Bill,
	1.916%, 9/6/18	300	299
Total Temporary Cash Investments
(Cost $3,453)			3,453
Total Investments (100.1%)
(Cost $1,079,575)			1,043,374

Amount
($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard	53
Receivables for Investment Securities Sold	581
Receivables for Accrued Income	4,057
Receivables for Capital Shares Issued	198
Variation Margin Receivable—
Futures Contracts	5
Other Assets	5
Total Other Assets	4,899
Liabilities
Payables for Investment Securities
Purchased	(2,426)
Collateral for Securities on Loan	(1,841)
Payables for Capital Shares Redeemed	(1,331)
Payables to Vanguard	(659)
Total Liabilities	(6,257)
Net Assets (100%)
Applicable to 84,643,156 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,042,016
Net Asset Value Per Share	$12.31

At June 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,021,919
Undistributed Net Investment Income	14,321
Accumulated Net Realized Gains	41,930
Unrealized Appreciation (Depreciation)
Investment Securities	(36,201)
Futures Contracts	47
Net Assets	1,042,016

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $1,748,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0%
and 0.1%, respectively, of net assets.
2 Security value determined using significant unobservable inputs.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
4 Includes $1,841,000 of collateral received for securities on loan.
5 Securities with a value of $299,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

Real Estate Index Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Dow Jones U.S. Real Estate Index	September 2018	65	2,079	47

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2018
($000)
Investment Income
Income
Dividends	16,316
Interest[1]	12
Securities Lending—Net	7
Total Income	16,335
Expenses
The Vanguard Group—Note B
Investment Advisory Services	117
Management and Administrative	1,093
Marketing and Distribution	77
Custodian Fees	11
Shareholders’ Reports	4
Total Expenses	1,302
Net Investment Income	15,033
Realized Net Gain (Loss)
Investment Securities Sold[1]	40,327
Futures Contracts	(53)
Capital Gain Distributions Received	1,650
Realized Net Gain (Loss)	41,824
Change in Unrealized Appreciation
(Depreciation)
Investment Securities[1]	(52,645)
Futures Contracts	52
Change in Unrealized Appreciation
(Depreciation)	(52,593)
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,364

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $11,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,033	30,921
Realized Net Gain (Loss)	41,824	38,019
Change in Unrealized Appreciation (Depreciation)	(52,593)	(18,204)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,364	50,736
Distributions
Net Investment Income	(30,725)	(26,681)
Realized Capital Gain[1]	(37,675)	(47,580)
Total Distributions	(68,400)	(74,261)
Capital Share Transactions
Issued	80,619	113,956
Issued in Lieu of Cash Distributions	68,400	74,261
Redeemed	(119,815)	(180,812)
Net Increase (Decrease) from Capital Share Transactions	29,204	7,405
Total Increase (Decrease)	(34,832)	(16,120)
Net Assets
Beginning of Period	1,076,848	1,092,968
End of Period[2]	1,042,016	1,076,848

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $360,000 and $786,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $14,321,000 and $30,013,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.14	$13.48	$13.77	$14.17	$11.87	$12.12
Investment Operations
Net Investment Income	.181[1]	. 375[1]	.346	.358	.307	.308
Net Realized and Unrealized Gain (Loss)
on Investments	(.158)	.220	.734	(.032)	3.061	.002
Total from Investment Operations	.023	.595	1.080	.326	3.368	.310
Distributions
Dividends from Net Investment Income	(.383)	(.336)	(.375)	(.251)	(.367)	(.255)
Distributions from Realized Capital Gains	(.470)	(.599)	(.995)	(.475)	(.701)	(.305)
Total Distributions	(.853)	(.935)	(1.370)	(.726)	(1.068)	(.560)
Net Asset Value, End of Period	$12.31	$13.14	$13.48	$13.77	$14.17	$11.87

Total Return	0.70%	4.78%	8.36%	2.22%	30.11%	2.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,042	$1,077	$1,093	$990	$1,009	$655
Ratio of Total Expenses to
Average Net Assets	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%
Ratio of Net Investment Income to
Average Net Assets	3.06%	2.87%	2.55%	2.60%	3.96%	2.50%
Portfolio Turnover Rate	35%	10%	14%	21%	11%	19%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Portfolio

Notes to Financial Statements

Real Estate Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2018, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and for the period ended June 30, 2018, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the

Real Estate Index Portfolio

return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2018, or at any time during the period then ended.

7. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2018, the portfolio had contributed to Vanguard capital in the amount of $53,000, representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of June 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,039,874	—	47
Temporary Cash Investments	3,154	299	—
Futures Contracts—Assets[1]	5	—	—
Total	1,043,033	299	47
1 Represents variation margin on the last day of the reporting period.

Real Estate Index Portfolio

	Six Months Ended	Year Ended
	June 30, 2018	December 31, 2017
	Shares	Shares
	(000)	(000)
Issued	6,773	8,703
Issued in Lieu of Cash Distributions	6,005	5,946
Redeemed	(10,067)	(13,812)
Net Increase (Decrease) in Shares Outstanding	2,711	837

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2018, the cost of investment securities for tax purposes was $1,079,575,000. Net unrealized depreciation of investment securities for tax purposes was $36,201,000, consisting of unrealized gains of $70,914,000 on securities that had risen in value since their purchase and $107,115,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2018, the portfolio purchased $275,113,000 of investment securities and sold $295,947,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

At June 30, 2018, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 46% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no events or transactions occurred subsequent to June 30, 2018, that would require recognition or disclosure in these financial statements.

Real Estate Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Real Estate Index Portfolio	12/31/2017	6/30/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,007.02	$1.34
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.46	1.35

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Real Estate Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Real Estate Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory expenses were also well below the peer-group average. Information about the portfolio’s expenses appears in the About Your Portfolio’s Expenses section as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Real Estate Index Portfolio

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Short-Term Investment-Grade Portfolio

For the six months ended June 30, 2018, the Short-Term Investment-Grade Portfolio returned –0.40%, slightly better than the –0.44% return of its benchmark index, the Bloomberg Barclays U.S. 1–5 Year Credit Bond Index. It also edged the –0.49% average return of its variable insurance short-intermediate investment-grade fund peers.

As of June 30, the portfolio’s 30-day SEC yield was 3.05%, up from 2.33% at the end of 2017.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.

The yield curve flattened as short-term rates rose

The outlook for the U.S. economy remained robust and inflation expectations stayed in check during the period despite a number of market-rattling developments, including flare-ups in trade tensions, the U.S. pullout from the Iran nuclear accord, denuclearization talks with North Korea, and some political concerns in Europe.

The Federal Reserve raised interest rates twice, in March and in June. Together, the increases boosted the federal funds rate target by half a percentage point, to a range of 1.75%–2%. Encouraged by a core inflation reading that met its target 2% level, the Fed kept open the possibility of two additional increases in 2018.

Short-term yields moved higher in response, but long-term yields rose more slowly, resulting in a flatter yield curve. The yield of 2-year Treasury notes rose 64 basis points over the six months, to 2.53%. (A basis point is one one-hundredth of a percentage point.) And after topping 3% for the first time since 2014, the 10-year Treasury yield finished the period at 2.86%, an increase of 45 basis points.

The Bloomberg Barclays U.S. Aggregate Bond Index returned –1.62% for the six months.

The portfolio’s positioning influenced relative performance

The portfolio maintains several structural differences from its benchmark that reflect a bias toward broader sector exposure within the short-term investment-grade universe. Like its benchmark, the portfolio has diversified exposure to the market’s short-term corporate and agency sectors—but it also has a consistent allocation to other investment-grade sectors, namely, asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), and Treasuries.

Its average duration (2.5 years) is also consistently shorter than that of its benchmark (2.8 years). Duration measures the sensitivity of a fund’s holdings to changes in interest rates. This somewhat conservative positioning can help relative performance when rates are rising.

The portfolio benefited from out-of-benchmark allocations to ABS and CMBS and strong security selection within foreign sovereigns. Poor selection in the banking and insurance subsectors of the investment-grade corporate market detracted most.

Total Returns
Six Months Ended
June 30, 2018
Short-Term Investment-Grade Portfolio	-0.40%
Bloomberg Barclays U.S. 1–5 Year Credit Bond Index	-0.44
Variable Insurance Short-Intermediate Investment Grade Debt Funds Average[1]	-0.49

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Short-Intermediate
		Investment Grade Debt
	Portfolio	Funds Average
Short-Term Investment-Grade Portfolio	0.16%	0.69%

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 The portfolio expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2018, the portfolio’s annualized expense ratio was 0.15%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Short-Term Investment-Grade Portfolio

Portfolio Profile

As of June 30, 2018

Financial Attributes
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Bonds	1,868	2,485	9,959
Yield[3]	3.1%	3.3%	3.3%
Yield to Maturity	3.3%[4]	3.3%	3.3%
Average Coupon	2.6%	3.1%	3.1%
Average Effective
Maturity	3.2 years	2.9 years	8.3 years
Average Duration	2.5 years	2.8 years	6.0 years
Expense Ratio[5]	0.16%	—	—
Short-Term Reserves	3.2%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.79
Beta	0.96	0.43

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	15.9%
1–3 Years	44.3
3–5 Years	24.4
5–7 Years	9.4
7–10 Years	4.5
10–20 Years	0.7
20–30 Years	0.8

Sector Diversification[6] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	20.9%
Finance	27.4
Foreign	9.0
Government Mortgage-Backed	0.7
Industrial	23.6
Treasury/Agency	14.0
Utilities	4.1
Other	0.3

Distribution by Credit Quality (% of portfolio)

U.S. Government	14.1%
Aaa	19.5
Aa	12.8
A	30.2
Baa	19.9
Ba	1.7
Other	0.4
Not Rated	1.4

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a Fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Bloomberg Barclays U.S. 1–5 Year Credit Bond Index.
2 Bloomberg Barclays U.S. Aggregate Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earlirst possible dates.
4 Before expenses.
5 The expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2018, the annualized expense ratio was 0.15%.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Short-Term Investment-Grade Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2007–June 30, 2018

Average Annual Total Returns: Periods Ended June 30, 2018

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Short-Term Investment-Grade Portfolio	2/8/1999	0.26%	1.80%	0.30%	2.56%	2.86%

1 Six months ended June 30, 2018.
See Financial Highlights for dividend and capital gains information.

Short-Term Investment-Grade Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

Face				Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (14.0%)
U.S. Government Securities (13.4%)
United States Treasury Inflation Indexed
Bonds	0.125%	4/15/19	27,750	29,491
United States Treasury Note/Bond	1.625%	4/30/19	20,000	19,888
[1,2] United States Treasury Note/Bond	2.250%	2/15/21	30,741	30,467
United States Treasury Note/Bond	2.375%	4/15/21	60,000	59,615
United States Treasury Note/Bond	2.125%	8/15/21	41,000	40,360
United States Treasury Note/Bond	2.125%	9/30/21	38,000	37,376
United States Treasury Note/Bond	2.500%	3/31/23	215	213
				217,410
Nonconventional Mortgage-Backed Securities (0.6%)
[3,4] Fannie Mae Grantor Trust 2017-T1	2.898%	6/25/27	490	464
[3,4,5] Fannie Mae Pool	3.293%	12/1/32	6	6
[3,4,5] Fannie Mae Pool	3.310%	7/1/32	6	6
[3,4,6] Fannie Mae Pool	3.500%	9/1/32	5	5
[3,4,6] Fannie Mae Pool	3.535%	8/1/33	50	52
[3,4,6] Fannie Mae Pool	3.685%	2/1/37	14	15
[3,4,6] Fannie Mae Pool	3.798%	7/1/33	89	92
[3,4,6] Fannie Mae Pool	3.851%	8/1/37	10	10
[3,4,5] Fannie Mae Pool	4.130%	5/1/33	37	39
[3,4,5] Fannie Mae Pool	4.160%	6/1/33	34	35
[3,4,6] Fannie Mae Pool	4.178%	5/1/33	8	9
[3,4,7] Fannie Mae REMICS	3.959%	3/25/46	2,042	341
[3,4,8] Fannie Mae REMICS	4.000%	6/25/42–
		2/25/48	6,856	1,507
[3,4,7] Fannie Mae REMICS	4.059%	5/25/47	2,873	474
[3,4,7] Fannie Mae REMICS	4.109%	10/25/47	1,808	347
[3,4,8] Fannie Mae REMICS	4.500%	12/25/42–
		9/25/47	1,507	358
[3,4,8] Fannie Mae REMICS	5.000%	6/25/45	1,324	273
[3,4,8] Fannie Mae REMICS	5.500%	2/25/46	723	156
[3,4,8] Fannie Mae REMICS	6.000%	4/25/45–
		12/25/47	2,271	538
[3,4,6] Freddie Mac Non Gold Pool	3.500%	8/1/37	32	33
[3,4,5] Freddie Mac Non Gold Pool	3.504%	9/1/32	1	1
[3,4,6] Freddie Mac Non Gold Pool	3.643%	9/1/32	18	19
[3,4,6] Freddie Mac Non Gold Pool	3.711%	10/1/32–
		8/1/33	22	23
[3,4,6] Freddie Mac Non Gold Pool	3.777%	1/1/33	7	7
[3,4,6] Freddie Mac Non Gold Pool	3.961%	2/1/33	8	8
[3,4,8] Freddie Mac REMICS	3.500%	12/15/42	1,642	314
[3,4,8] Freddie Mac REMICS	4.000%	10/15/42–
		12/15/47	2,068	408
[3,4,7] Freddie Mac REMICS	4.077%	1/15/42–
		1/15/45	1,415	222
[3,4,7] Freddie Mac REMICS	4.127%	12/15/47	706	129
[3,8] Ginnie Mae REMICS	3.500%	7/20/42	1,144	190
[3,7] Ginnie Mae REMICS	3.566%	8/20/45	1,209	177
[3,8] Ginnie Mae REMICS	4.000%	3/20/42–
		1/20/48	5,073	1,103
[3,7] Ginnie Mae REMICS	4.016%	9/20/46	886	158
[3,7] Ginnie Mae REMICS	4.116%	9/20/47–
		12/20/47	6,523	1,122

[3,8] Ginnie Mae REMICS		4.500%	3/20/43–
			1/20/48	5,216	1,254
[3,8] Ginnie Mae REMICS		5.000%	2/20/40	1,177	258
					10,153
Total U.S. Government and Agency Obligations (Cost $227,945)					227,563
Asset-Backed/Commercial Mortgage-Backed Securities (21.1%)
[3]	Ally Auto Receivables Trust 2015-1	2.260%	10/15/20	100	100
[3]	Ally Auto Receivables Trust 2017-5	2.220%	10/17/22	310	304
[3]	Ally Auto Receivables Trust 2018-1	2.350%	6/15/22	2,200	2,181
[3]	Ally Auto Receivables Trust 2018-1	2.530%	2/15/23	590	580
[3]	Ally Master Owner Trust Series 2017-3	2.040%	6/15/22	570	560
[3]	Ally Master Owner Trust Series 2018-2	3.290%	5/15/23	1,370	1,374
[3,9] American Homes 4 Rent 2014-SFR2		3.786%	10/17/36	281	284
[3,9] American Homes 4 Rent 2014-SFR2		4.290%	10/17/36	80	82
[3,9] American Homes 4 Rent 2014-SFR3		3.678%	12/17/36	412	414
[3,9] American Homes 4 Rent 2015-SFR		3.467%	4/17/52	358	355
[3,9] American Homes 4 Rent 2015-SFR2		3.732%	10/17/45	172	173
[3,9] American Homes 4 Rent 2015-SFR2		4.295%	10/17/45	100	102
[9]	American Tower Trust #1	3.652%	3/23/48	390	385
[3,9] Americold 2010 LLC Trust Series
	2010-ARTA	4.954%	1/14/29	428	447
[3,9] Americold 2010 LLC Trust Series
	2010-ARTA	6.811%	1/14/29	275	292
[3]	AmeriCredit Automobile Receivables
	Trust 2013-5	2.860%	12/9/19	142	142
[3]	AmeriCredit Automobile Receivables
	Trust 2014-1	2.150%	3/9/20	18	17
[3]	AmeriCredit Automobile Receivables
	Trust 2014-2	2.180%	6/8/20	123	123
[3]	AmeriCredit Automobile Receivables
	Trust 2015-3	2.080%	9/8/20	167	167
[3]	AmeriCredit Automobile Receivables
	Trust 2015-3	3.340%	8/8/21	200	201
[3]	AmeriCredit Automobile Receivables
	Trust 2016-1	1.810%	10/8/20	175	174
[3]	AmeriCredit Automobile Receivables
	Trust 2016-1	3.590%	2/8/22	200	201
[3]	AmeriCredit Automobile Receivables
	Trust 2016-2	3.650%	5/9/22	220	222
[3]	AmeriCredit Automobile Receivables
	Trust 2016-3	2.710%	9/8/22	240	236
[3]	AmeriCredit Automobile Receivables
	Trust 2016-4	2.410%	7/8/22	595	585
[3]	AmeriCredit Automobile Receivables
	Trust 2017-3	1.690%	12/18/20	1,359	1,354
[3,9] AOA 2015-1177 Mortgage Trust		2.957%	12/13/29	280	276
[3,9] Applebee’s Funding LLC/IHOP
	Funding LLC	4.277%	9/5/44	159	157
[3,9] ARI Fleet Lease Trust 2015-A		1.670%	9/15/23	100	99
[3,9] ARL Second LLC 2014-1A		2.920%	6/15/44	368	361
[3,9] Aventura Mall Trust 2013-AVM		3.867%	12/5/32	480	488
[3,9] Aventura Mall Trust 2018-AVM		4.112%	7/5/40	240	248
[3,9] Avis Budget Rental Car Funding
	AESOP LLC 2013-1A	1.920%	9/20/19	180	180

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,9]	Avis Budget Rental Car Funding
	AESOP LLC 2013-2A	2.970%	2/20/20	500	500
[3,9]	Avis Budget Rental Car Funding
	AESOP LLC 2015-1A	2.500%	7/20/21	730	719
[3,9]	Avis Budget Rental Car Funding
	AESOP LLC 2015-2A	2.630%	12/20/21	1,120	1,107
[3,9]	Avis Budget Rental Car Funding
	AESOP LLC 2016-1A	2.990%	6/20/22	100	99
[3,9]	Avis Budget Rental Car Funding
	AESOP LLC 2017-1A	3.070%	9/20/23	180	177
[3,9]	Avis Budget Rental Car Funding
	AESOP LLC 2017-2A	2.970%	3/20/24	320	313
[3,9]	Avis Budget Rental Car Funding
	AESOP LLC 2018-1A	3.700%	9/20/24	420	422
[3,9]	Avis Budget Rental Car Funding
	AESOP LLC 2018-1A	4.730%	9/20/24	100	100
[3,9]	BAMLL Commercial Mortgage
	Securities Trust 2012-PARK	2.959%	12/10/30	125	123
[3]	Banc of America Commercial
	Mortgage Trust 2015-UBS7	3.429%	9/15/48	220	221
[3]	Banc of America Commercial
	Mortgage Trust 2015-UBS7	3.705%	9/15/48	220	221
[3]	Banc of America Commercial
	Mortgage Trust 2015-UBS7	4.507%	9/15/48	40	40
[3]	Banc of America Commercial
	Mortgage Trust 2017-BNK3	3.574%	2/15/50	110	109
[3,10] Banc of America Funding 2006-H Trust		3.761%	9/20/46	249	232
[3]	BANK 2017 - BNK4	3.625%	5/15/50	250	248
[3]	BANK 2017 - BNK5	3.390%	6/15/60	275	268
[3]	BANK 2017 - BNK6	3.254%	7/15/60	330	320
[3]	BANK 2017 - BNK6	3.518%	7/15/60	440	432
[3]	BANK 2017 - BNK6	3.741%	7/15/60	80	79
[3]	BANK 2017 - BNK7	3.435%	9/15/60	410	400
[3]	BANK 2017 - BNK8	3.488%	11/15/50	840	822
[3]	BANK 2017 - BNK9	3.538%	11/15/54	480	472
[3]	BANK 2018 - BN12	4.255%	5/15/61	140	145
[3]	BANK 2018 - BNK10	3.641%	2/15/61	300	301
[3]	BANK 2018 - BNK10	3.688%	2/15/61	800	795
[3]	Bank of America Mortgage 2002-J
	Trust	4.259%	9/25/32	1	1
[3,9,11] Bank of America Student Loan
	Trust 2010-1A	3.160%	2/25/43	260	262
	Bank of Nova Scotia	1.875%	4/26/21	1,630	1,580
[9]	Bank of Nova Scotia	1.875%	9/20/21	340	327
[3,10] Bear Stearns ARM Trust 2006-4		3.627%	10/25/36	376	343
[3,10] Bear Stearns ARM Trust 2007-3		3.951%	5/25/47	278	262
[3]	BENCHMARK 2018-B1 Mortgage Trust	3.602%	1/15/51	100	100
[3]	BENCHMARK 2018-B1 Mortgage Trust	3.666%	1/15/51	450	448
[3]	BENCHMARK 2018-B1 Mortgage Trust	3.878%	1/15/51	160	160
[3]	BENCHMARK 2018-B1 Mortgage Trust	4.059%	1/15/51	250	250
[3]	BENCHMARK 2018-B1 Mortgage Trust	4.256%	1/15/51	390	384
[3]	BENCHMARK 2018-B2 Mortgage Trust	3.882%	2/15/51	2,200	2,228
[3]	BENCHMARK 2018-B3 Mortgage Trust	4.025%	4/10/51	470	482
[3]	BMW Vehicle Lease Trust 2017-2	2.070%	10/20/20	550	544
[3]	BMW Vehicle Lease Trust 2017-2	2.190%	3/22/21	170	168
[3]	BMW Vehicle Owner Trust 2018-A	2.510%	6/25/24	400	395
[3,11] Brazos Higher Education Authority Inc.
	Series 2005-3	2.535%	6/25/26	199	197
[3,11] Brazos Higher Education Authority Inc.
	Series 2011-1	3.130%	2/25/30	344	346
[3,9]	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	87	86
[3,9]	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	166	165
[3,9]	California Republic Auto Receivables
	Trust 2015-4	2.580%	6/15/21	381	381
[3]	California Republic Auto Receivables
	Trust 2016-2	1.560%	7/15/20	75	75
[3]	California Republic Auto Receivables
	Trust 2016-2	1.830%	12/15/21	170	168
[3]	California Republic Auto Receivables
	Trust 2016-2	2.520%	5/16/22	150	147

[3]	California Republic Auto Receivables
	Trust 2016-2	3.510%	3/15/23	70	69
[3,9]	Canadian Pacer Auto Receivables
	Trust A Series 2017	2.050%	3/19/21	210	207
[3,9]	Canadian Pacer Auto Receivables
	Trust A Series 2017	2.286%	1/19/22	150	147
[3,9]	Canadian Pacer Auto Receivables
	Trust A Series 2018	3.220%	9/19/22	220	219
[3]	Capital Auto Receivables Asset
	Trust 2015-3	1.940%	1/21/20	120	120
[3]	Capital Auto Receivables Asset
	Trust 2015-3	2.430%	9/21/20	150	150
[3]	Capital Auto Receivables Asset
	Trust 2015-3	2.900%	12/21/20	170	170
[3]	Capital Auto Receivables Asset
	Trust 2016-2	3.160%	11/20/23	40	40
[3]	Capital Auto Receivables Asset
	Trust 2016-3	2.350%	9/20/21	140	138
[3]	Capital Auto Receivables Asset
	Trust 2016-3	2.650%	1/20/24	80	79
[3,9]	Capital Auto Receivables Asset
	Trust 2017-1	2.020%	8/20/21	310	307
[3,9]	Capital Auto Receivables Asset
	Trust 2017-1	2.220%	3/21/22	210	206
[3]	Capital One Multi-Asset Execution
	Trust 2017-A4	1.990%	7/17/23	1,710	1,675
[3,9,12] CARDS II Trust 2017-2A		2.333%	10/17/22	580	580
[3,9]	CARDS II Trust 2018-2A	3.047%	4/17/23	1,080	1,069
[3]	CarMax Auto Owner Trust 2015-2	3.040%	11/15/21	140	140
[3]	CarMax Auto Owner Trust 2015-3	2.280%	4/15/21	107	106
[3]	CarMax Auto Owner Trust 2015-3	2.680%	6/15/21	150	149
[3]	CarMax Auto Owner Trust 2016-2	2.160%	12/15/21	120	118
[3]	CarMax Auto Owner Trust 2016-2	3.250%	11/15/22	140	140
[3]	CarMax Auto Owner Trust 2016-3	2.200%	6/15/22	140	137
[3]	CarMax Auto Owner Trust 2016-3	2.940%	1/17/23	100	98
[3]	CarMax Auto Owner Trust 2017-4	2.110%	10/17/22	300	295
[3]	CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	170	166
[3]	CarMax Auto Owner Trust 2017-4	2.460%	8/15/23	80	78
[3]	CarMax Auto Owner Trust 2017-4	2.700%	10/16/23	80	78
[3]	CarMax Auto Owner Trust 2018-1	2.230%	5/17/21	1,410	1,404
[3]	CarMax Auto Owner Trust 2018-1	2.480%	11/15/22	1,910	1,892
[3]	CarMax Auto Owner Trust 2018-1	2.640%	6/15/23	300	296
[3]	CarMax Auto Owner Trust 2018-1	2.830%	9/15/23	500	491
[3]	CarMax Auto Owner Trust 2018-1	2.950%	11/15/23	160	157
[3]	CarMax Auto Owner Trust 2018-2	3.370%	10/16/23	140	140
[3]	CarMax Auto Owner Trust 2018-2	3.570%	12/15/23	200	200
[3]	CarMax Auto Owner Trust 2018-2	3.990%	4/15/25	160	160
[3]	CD 2016-CD1 Commercial Mortgage
	Trust	2.724%	8/10/49	35	33
[3]	CD 2016-CD1 Commercial Mortgage
	Trust	3.631%	8/10/49	40	38
[3]	CD 2017-CD3 Commercial Mortgage
	Trust	3.631%	2/10/50	710	706
[3]	CD 2017-CD4 Commercial Mortgage
	Trust	3.514%	5/10/50	380	375
[3]	CD 2017-CD5 Commercial Mortgage
	Trust	3.431%	8/15/50	465	455
[3]	CD 2017-CD6 Commercial Mortgage
	Trust	3.456%	11/13/50	165	162
[3]	CenterPoint Energy Transition Bond
	Co. IV LLC 2012-1	2.161%	10/15/21	470	466
[3,9]	CFCRE Commercial Mortgage Trust
	2011-C2	5.947%	12/15/47	390	417
[3]	CFCRE Commercial Mortgage Trust
	2016-C4	3.283%	5/10/58	502	488
[3,9]	Chesapeake Funding II LLC 2016-2A	1.880%	6/15/28	1,165	1,158
[3,9]	Chesapeake Funding II LLC 2018-1	3.040%	4/15/30	880	877
[3]	CHL Mortgage Pass-Through Trust
	2003-HYB3	3.742%	11/19/33	20	20

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,10] CHL Mortgage Pass-Through Trust
	2006-HYB1	3.492%	3/20/36	179	160
[3,10] CHL Mortgage Pass-Through Trust
	2007-HYB2	3.523%	2/25/47	200	175
[3,9] Chrysler Capital Auto Receivables
	Trust 2014-BA	3.440%	8/16/21	10	10
[3,9] Chrysler Capital Auto Receivables
	Trust 2015-BA	2.260%	10/15/20	479	479
[3,9] Chrysler Capital Auto Receivables
	Trust 2015-BA	2.700%	12/15/20	160	160
[3,9] Chrysler Capital Auto Receivables
	Trust 2015-BA	3.260%	4/15/21	245	246
[3,9] Chrysler Capital Auto Receivables
	Trust 2015-BA	4.170%	1/16/23	375	378
[3,9] Chrysler Capital Auto Receivables
	Trust 2016-AA	2.880%	2/15/22	120	120
[3,9] Chrysler Capital Auto Receivables
	Trust 2016-AA	4.220%	2/15/23	630	635
[3,9] Chrysler Capital Auto Receivables
	Trust 2016-BA	1.640%	7/15/21	229	227
[3,9] Chrysler Capital Auto Receivables
	Trust 2016-BA	1.870%	2/15/22	130	127
[3]	Citibank Credit Card Issuance Trust
	2018-A1	2.490%	1/20/23	2,865	2,830
[3,9] Citigroup Commercial Mortgage Trust
	2012-GC8	3.683%	9/10/45	52	52
[3]	Citigroup Commercial Mortgage Trust
	2013-GC11	3.093%	4/10/46	156	154
[3]	Citigroup Commercial Mortgage Trust
	2013-GC15	3.161%	9/10/46	341	341
[3]	Citigroup Commercial Mortgage Trust
	2013-GC15	3.942%	9/10/46	200	204
[3]	Citigroup Commercial Mortgage Trust
	2013-GC15	4.371%	9/10/46	90	94
[3]	Citigroup Commercial Mortgage Trust
	2014-GC19	4.023%	3/10/47	550	565
[3]	Citigroup Commercial Mortgage Trust
	2014-GC21	3.575%	5/10/47	166	166
[3]	Citigroup Commercial Mortgage Trust
	2014-GC21	3.855%	5/10/47	1,165	1,184
[3]	Citigroup Commercial Mortgage Trust
	2014-GC23	3.622%	7/10/47	570	572
[3]	Citigroup Commercial Mortgage Trust
	2014-GC23	3.863%	7/10/47	310	308
[3]	Citigroup Commercial Mortgage Trust
	2014-GC23	4.175%	7/10/47	130	132
[3]	Citigroup Commercial Mortgage Trust
	2014-GC23	4.610%	7/10/47	153	148
[3]	Citigroup Commercial Mortgage Trust
	2014-GC25	3.372%	10/10/47	1,400	1,381
[3]	Citigroup Commercial Mortgage Trust
	2014-GC25	3.635%	10/10/47	1,233	1,236
[3]	Citigroup Commercial Mortgage Trust
	2014-GC25	4.345%	10/10/47	170	171
[3]	Citigroup Commercial Mortgage Trust
	2014-GC25	4.681%	10/10/47	20	19
[3]	Citigroup Commercial Mortgage Trust
	2015-GC27	3.137%	2/10/48	770	750
[3]	Citigroup Commercial Mortgage Trust
	2015-GC31	3.762%	6/10/48	1,185	1,194
[3]	Citigroup Commercial Mortgage Trust
	2015-GC33	3.778%	9/10/58	880	889
[3]	Citigroup Commercial Mortgage Trust
	2015-GC33	4.722%	9/10/58	100	99
[3]	Citigroup Commercial Mortgage Trust
	2016-C1	3.209%	5/10/49	1,135	1,102
[3]	Citigroup Commercial Mortgage Trust
	2017-C4	3.471%	10/12/50	470	460
[3]	Citigroup Commercial Mortgage Trust
	2017-P8	3.465%	9/15/50	1,005	983

[3]	Citigroup Commercial Mortgage Trust
	2017-P8	4.192%	9/15/50	240	242
[3]	Citigroup Commercial Mortgage Trust
	2017-P8	4.414%	9/15/50	240	234
[3]	Citigroup Commercial Mortgage Trust
	2018-C5	4.228%	6/10/51	10	10
[3,10] Citigroup Mortgage Loan Trust
	2007-AR8	4.079%	7/25/37	140	135
[3,9]	CKE Restaurants Holdings Inc.
	2018-1A	5.710%	6/20/48	840	850
[3,9]	CLI Funding V LLC 2013-1A	2.830%	3/18/28	308	302
[3,9,12] Colony American Homes 2015-1		3.546%	7/17/32	20	20
[3,9,12] Colony American Homes 2015-1A		3.246%	7/17/32	252	252
[3,9,12] Colony Starwood Homes 2016-1A
	Trust	3.585%	7/17/33	233	233
[3,9,12] Colony Starwood Homes 2016-1A
	Trust	4.235%	7/17/33	105	105
[3]	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	75	75
[3]	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	100	100
[3]	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	505	496
[3,9]	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	260	257
[3]	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	264	258
[3]	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	40	39
[3]	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	70	68
[3]	COMM 2013-CCRE10 Mortgage Trust	2.972%	8/10/46	287	287
[3]	COMM 2013-CCRE10 Mortgage Trust	3.795%	8/10/46	250	255
[3]	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	270	277
[3]	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	1,047	1,089
[3]	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	350	354
[3]	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	180	182
[3]	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	1,000	1,030
[3]	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/46	656	681
[3]	COMM 2013-CCRE13 Mortgage Trust	4.901%	11/10/46	110	116
[3]	COMM 2013-CCRE13 Mortgage Trust	4.901%	11/10/46	200	201
[3,9]	COMM 2013-CCRE6 Mortgage Trust	3.147%	3/10/46	250	243
[3,9]	COMM 2013-CCRE6 Mortgage Trust	3.397%	3/10/46	70	69
[3]	COMM 2013-CCRE8 Mortgage Trust	3.334%	6/10/46	70	70
[3]	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	1,205	1,219
[3]	COMM 2013-CCRE9 Mortgage Trust	4.380%	7/10/45	324	338
[3,9]	COMM 2013-CCRE9 Mortgage Trust	4.404%	7/10/45	280	280
[3,9]	COMM 2013-CCRE9 Mortgage Trust	4.404%	7/10/45	250	256
[3]	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	217	218
[3,9]	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	250	254
[3]	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	315	327
[3,9]	COMM 2013-LC13 Mortgage Trust	4.557%	8/10/46	435	450
[3]	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	100	98
[3,9]	COMM 2013-SFS Mortgage Trust	3.086%	4/12/35	110	107
[3,9]	COMM 2014-277P Mortgage Trust	3.732%	8/10/49	980	985
[3]	COMM 2014-CCRE14 Mortgage Trust	3.955%	2/10/47	50	51
[3]	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	420	436
[3]	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	269	269
[3]	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	450	464
[3]	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	250	256
[3]	COMM 2014-CCRE17 Mortgage Trust	3.700%	5/10/47	40	40
[3]	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	1,130	1,160
[3]	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	650	665
[3]	COMM 2014-CCRE17 Mortgage Trust	4.898%	5/10/47	200	199
[3]	COMM 2014-CCRE18 Mortgage Trust	3.550%	7/15/47	220	221
[3]	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	729	742
[3]	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	30	30
[3]	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	926	929
[3]	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	1,090	1,090
[3]	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	465	475
[3]	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	825	812
[3]	COMM 2015-CCRE24 Mortgage Trust	3.696%	8/10/48	240	241
[3]	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	970	978
[3]	COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	753	752
[3]	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	405	404
[3]	COMM 2015-CCRE27 Mortgage Trust	4.621%	10/10/48	210	208
[3]	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	360	352

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[9]	Commonwealth Bank of Australia	2.000%	6/18/19	600	596
[9]	Commonwealth Bank of Australia	2.125%	7/22/20	1,520	1,491
[3,9]	Core Industrial Trust 2015-TEXW	3.077%	2/10/34	1,040	1,034
[3]	CSAIL 2015-C2 Commercial Mortgage
	Trust	3.504%	6/15/57	1,000	989
[3]	CSAIL 2015-C3 Commercial Mortgage
	Trust	3.718%	8/15/48	414	415
[3]	CSAIL 2015-C3 Commercial Mortgage
	Trust	4.502%	8/15/48	240	235
[3]	CSAIL 2015-C4 Commercial Mortgage
	Trust	3.808%	11/15/48	918	926
[3]	CSAIL 2016-C5 Commercial Mortgage
	Trust	4.687%	11/15/48	220	219
[3]	CSAIL 2016-C7 Commercial Mortgage
	Trust	3.502%	11/15/49	830	814
[3]	CSAIL 2017-C8 Commercial Mortgage
	Trust	3.392%	6/15/50	525	510
[3,9]	Daimler Trucks Retail Trust 2018-1	3.030%	11/15/24	530	529
[3]	DBJPM 16-C1 Mortgage Trust	3.504%	5/10/49	60	55
[3]	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	730	710
[3,9]	Dell Equipment Finance Trust 2017-2	1.970%	2/24/20	413	411
[3,9]	Dell Equipment Finance Trust 2017-2	2.190%	10/24/22	250	247
[3,9]	Dell Equipment Finance Trust 2018-1	3.180%	6/22/23	390	390
[3,9]	DLL Securitization Trust Series 2017-A	2.140%	12/15/21	290	286
[3,9]	DLL Securitization Trust Series 2017-A	2.430%	11/17/25	170	166
[3,9]	DLL Securitization Trust Series 2018-1	3.270%	4/17/26	320	320
[9]	DNB Boligkreditt AS	2.500%	3/28/22	570	556
[3,9]	DRB Prime Student Loan Trust 2017-C	2.810%	11/25/42	680	664
[3,9]	Drive Auto Receivables Trust 2015-AA	3.060%	5/17/21	46	46
[3,9]	Drive Auto Receivables Trust 2015-AA	4.120%	7/15/22	140	141
[3,9]	Drive Auto Receivables Trust 2015-BA	2.760%	7/15/21	33	33
[3,9]	Drive Auto Receivables Trust 2015-BA	3.840%	7/15/21	250	252
[3,9]	Drive Auto Receivables Trust 2015-CA	3.010%	5/17/21	60	60
[3,9]	Drive Auto Receivables Trust 2015-CA	4.200%	9/15/21	380	383
[3,9]	Drive Auto Receivables Trust 2015-DA	3.380%	11/15/21	302	303
[3,9]	Drive Auto Receivables Trust 2015-DA	4.590%	1/17/23	750	762
[3,9]	Drive Auto Receivables Trust 2016-AA	3.910%	5/17/21	105	105
[3,9]	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	480	489
[3,9]	Drive Auto Receivables Trust 2016-C	2.370%	11/16/20	196	196
[3,9]	Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	540	547
[3]	Drive Auto Receivables Trust 2017-1	1.860%	3/16/20	44	43
[3]	Drive Auto Receivables Trust 2017-1	3.840%	3/15/23	60	60
[3]	Drive Auto Receivables Trust 2017-3	1.650%	8/15/19	70	70
[3]	Drive Auto Receivables Trust 2017-3	2.300%	5/17/21	510	509
[3]	Drive Auto Receivables Trust 2017-3	2.800%	7/15/22	640	638
[3]	Drive Auto Receivables Trust 2018-2	3.220%	4/15/22	580	580
[3]	Drive Auto Receivables Trust 2018-2	3.630%	8/15/24	880	881
[3]	Drive Auto Receivables Trust 2018-2	4.140%	8/15/24	620	624
[3,9,12] Edsouth Indenture No 9 LLC 2015-1		2.891%	10/25/56	454	456
[3,9]	ELFI Graduate Loan Program 2018-A
	LLC	3.430%	8/25/42	860	857
[3,9]	Enterprise Fleet Financing LLC Series
	2015-1	1.740%	9/20/20	79	79
[3,9]	Enterprise Fleet Financing LLC Series
	2015-2	2.090%	2/22/21	589	587
[3,9]	Enterprise Fleet Financing LLC Series
	2016-2	2.040%	2/22/22	240	237
[3,9]	Enterprise Fleet Financing LLC Series
	2017-3	2.360%	5/20/23	290	285
[3,9]	Enterprise Fleet Financing LLC Series
	2018-1	3.100%	10/20/23	440	439
[3,9,12] Evergreen Credit Card Trust Series
	2017-1	2.333%	10/15/21	360	360
[3,4,12] Fannie Mae Connecticut Avenue
	Securities 2016-C04	3.541%	1/25/29	87	88
[3,4,12] Fannie Mae Connecticut Avenue
	Securities 2016-C05	3.441%	1/25/29	35	35
[3,10] First Horizon Mortgage Pass-Through
	Trust 2006-AR3	3.104%	11/25/36	123	115

[10]	First Horizon Mortgage Pass-Through
	Trust 2006-AR4	3.664%	1/25/37	246	217
[3,12] First National Master Note
	Trust 2017-2	2.513%	10/16/23	450	450
[3,9]	Flagship Credit Auto Trust 2016-4	1.960%	2/16/21	380	379
[3]	Ford Credit Auto Lease Trust 2017-B	2.030%	12/15/20	750	743
[3]	Ford Credit Auto Lease Trust 2017-B	2.170%	2/15/21	380	375
[3]	Ford Credit Auto Lease Trust 2018-A	3.050%	8/15/21	190	190
[3]	Ford Credit Auto Lease Trust 2018-A	3.170%	9/15/21	350	349
[3,9]	Ford Credit Auto Owner Trust
	2014-REV1	2.260%	11/15/25	620	617
[3,9]	Ford Credit Auto Owner Trust
	2014-REV1	2.410%	11/15/25	260	259
[3,9]	Ford Credit Auto Owner Trust
	2014-REV2	2.310%	4/15/26	580	576
[3,9]	Ford Credit Auto Owner Trust
	2014-REV2	2.510%	4/15/26	140	139
[3]	Ford Credit Auto Owner Trust 2015-C	2.010%	3/15/21	295	293
[3]	Ford Credit Auto Owner Trust 2015-C	2.260%	3/15/22	135	134
[3,9]	Ford Credit Auto Owner Trust
	2015-REV2	2.440%	1/15/27	1,500	1,481
[3]	Ford Credit Auto Owner Trust 2016-B	1.850%	9/15/21	170	167
[3,9]	Ford Credit Auto Owner Trust
	2016-REV1	2.310%	8/15/27	660	646
[3,9]	Ford Credit Auto Owner Trust
	2016-REV2	2.030%	12/15/27	1,700	1,645
[3,9]	Ford Credit Auto Owner Trust 2017-1	2.620%	8/15/28	650	636
[3,9]	Ford Credit Auto Owner Trust 2017-2	2.360%	3/15/29	990	954
[3,9]	Ford Credit Auto Owner Trust 2017-2	2.600%	3/15/29	180	174
[3,9]	Ford Credit Auto Owner Trust 2017-2	2.750%	3/15/29	370	357
[3]	Ford Credit Auto Owner Trust 2018-A	3.030%	11/15/22	1,150	1,152
[3,9]	Ford Credit Auto Owner Trust
	2018-REV1	3.190%	7/15/31	2,580	2,539
[3,9]	Ford Credit Auto Owner Trust
	2018-REV1	3.340%	7/15/31	810	798
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2014-2	2.310%	2/15/21	100	100
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2015-5	2.390%	8/15/22	600	592
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2017-2	2.160%	9/15/22	1,560	1,530
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2018-1	2.950%	5/15/23	2,390	2,381
[3,4,12] Freddie Mac Structured Agency
	Credit Risk Debt Notes 2016-DNA2	4.291%	10/25/28	173	175
[3,4,12] Freddie Mac Structured Agency
	Credit Risk Debt Notes 2016-DNA3	4.091%	12/25/28	242	245
[3,4,9] Freddie Mac Structured Agency
	Credit Risk Debt Notes 2018-SPI1	3.745%	2/25/48	252	251
[3,4,9] Freddie Mac Structured Agency
	Credit Risk Debt Notes 2018-SPI2	3.820%	5/25/48	340	340
[3,9]	FRS I LLC 2013-1A	1.800%	4/15/43	25	25
[3,9]	FRS I LLC 2013-1A	3.080%	4/15/43	481	477
[3]	GM Financial Automobile Leasing
	Trust 2015-3	2.320%	11/20/19	90	90
[3]	GM Financial Automobile Leasing
	Trust 2015-3	2.980%	11/20/19	190	190
[3]	GM Financial Automobile Leasing
	Trust 2015-3	3.480%	8/20/20	190	190
[3]	GM Financial Automobile Leasing
	Trust 2016-2	2.580%	3/20/20	150	149
[3]	GM Financial Automobile Leasing
	Trust 2017-3	2.010%	11/20/20	540	534
[3]	GM Financial Automobile Leasing
	Trust 2017-3	2.120%	9/20/21	130	128
[3]	GM Financial Automobile Leasing
	Trust 2017-3	2.400%	9/20/21	210	207
[3]	GM Financial Automobile Leasing
	Trust 2017-3	2.730%	9/20/21	130	128

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	GM Financial Automobile Leasing
	Trust 2018-2	3.060%	6/21/21	880	880
[3,9]	GM Financial Consumer Automobile
	2017-3	2.130%	3/16/23	220	214
[3,9]	GM Financial Consumer Automobile
	2017-3	2.330%	3/16/23	70	68
[3,10] GMACM Mortgage Loan Trust
	2005-AR6	3.796%	11/19/35	50	48
[3,9]	GMF Floorplan Owner Revolving
	Trust 2016-1	2.410%	5/17/21	290	288
[3,9]	GMF Floorplan Owner Revolving
	Trust 2016-1	2.850%	5/17/21	220	217
[3,9,12] GMF Floorplan Owner Revolving
	Trust 2016-1	2.923%	5/17/21	513	516
[3,9]	GMF Floorplan Owner Revolving
	Trust 2017-2	2.130%	7/15/22	1,430	1,398
[3,9]	GMF Floorplan Owner Revolving
	Trust 2017-2	2.440%	7/15/22	440	433
[3,9]	GMF Floorplan Owner Revolving
	Trust 2017-2	2.630%	7/15/22	240	236
[3,9]	GMF Floorplan Owner Revolving
	Trust 2018-2	3.130%	3/15/23	1,530	1,528
[3,9]	Golden Credit Card Trust 2015-2A	2.020%	4/15/22	1,345	1,323
[3,9]	Golden Credit Card Trust 2016-5A	1.600%	9/15/21	1,610	1,583
[3,9]	Golden Credit Card Trust 2018-1A	2.620%	1/15/23	4,100	4,053
[3,9]	GRACE 2014-GRCE Mortgage Trust	3.369%	6/10/28	500	502
[3,9]	GreatAmerica Leasing Receivables
	Funding LLC Series 2015-1	2.020%	6/21/21	63	63
[3,9]	GreatAmerica Leasing Receivables
	Funding LLC Series 2018-1	2.600%	6/15/21	260	258
[3,9]	GreatAmerica Leasing Receivables
	Funding LLC Series 2018-1	2.830%	6/17/24	170	168
[3,9]	GS Mortgage Securities Corporation II
	2012-BWTR	2.954%	11/5/34	860	835
[3]	GS Mortgage Securities Corporation II
	2015-GC30	3.382%	5/10/50	600	592
[3,9]	GS Mortgage Securities Corporation
	Trust 2012-ALOHA	3.551%	4/10/34	790	796
[3,9]	GS Mortgage Securities Trust 2010-C2	5.355%	12/10/43	100	103
[3,9]	GS Mortgage Securities Trust
	2011-GC3	5.826%	3/10/44	70	73
[3,9]	GS Mortgage Securities Trust
	2012-GC6	4.948%	1/10/45	25	26
[3]	GS Mortgage Securities Trust
	2012-GCJ7	5.887%	5/10/45	210	217
[3]	GS Mortgage Securities Trust
	2013-GC13	4.184%	7/10/46	543	562
[3,9]	GS Mortgage Securities Trust
	2013-GC13	4.217%	7/10/46	140	137
[3]	GS Mortgage Securities Trust
	2013-GCJ12	3.135%	6/10/46	306	303
[3]	GS Mortgage Securities Trust
	2013-GCJ12	3.777%	6/10/46	200	198
[3]	GS Mortgage Securities Trust
	2013-GCJ14	2.995%	8/10/46	30	30
[3]	GS Mortgage Securities Trust
	2013-GCJ14	3.817%	8/10/46	200	203
[3]	GS Mortgage Securities Trust
	2013-GCJ14	3.955%	8/10/46	705	722
[3]	GS Mortgage Securities Trust
	2013-GCJ14	4.243%	8/10/46	1,015	1,052
[3]	GS Mortgage Securities Trust
	2014-GC20	3.998%	4/10/47	892	915
[3]	GS Mortgage Securities Trust
	2014-GC20	4.258%	4/10/47	20	20
[3]	GS Mortgage Securities Trust
	2014-GC24	3.931%	9/10/47	1,107	1,127
[3]	GS Mortgage Securities Trust
	2014-GC24	4.162%	9/10/47	380	384

[3]	GS Mortgage Securities Trust
	2014-GC24	4.642%	9/10/47	270	278
[3]	GS Mortgage Securities Trust
	2014-GC24	4.663%	9/10/47	410	405
[3]	GS Mortgage Securities Trust
	2014-GC26	3.364%	11/10/47	500	494
[3]	GS Mortgage Securities Trust
	2014-GC26	3.629%	11/10/47	1,030	1,034
[3]	GS Mortgage Securities Trust
	2015-GC28	3.136%	2/10/48	930	908
[3]	GS Mortgage Securities Trust
	2015-GC28	3.396%	2/10/48	770	759
[3]	GS Mortgage Securities Trust
	2015-GC32	3.764%	7/10/48	99	100
[3]	GS Mortgage Securities Trust
	2015-GC34	3.506%	10/10/48	888	878
[3]	GS Mortgage Securities Trust
	2015-GC34	4.809%	10/10/48	310	312
[3]	GS Mortgage Securities Trust
	2016-GS3	2.850%	10/10/49	40	38
[3]	GS Mortgage Securities Trust
	2018-GS9	3.992%	3/10/51	10	10
[9]	GTP Acquisition Partners I LLC	3.482%	6/16/25	630	615
[3,9]	Harley Marine Financing LLC Barge
	2018-1	5.682%	5/15/43	489	496
[3,9]	Hertz Fleet Lease Funding LP 2018-1	3.230%	5/10/32	1,090	1,090
[3,9]	Hertz Vehicle Financing II LP 2015-3A	2.670%	9/25/21	200	197
[3,9]	Hertz Vehicle Financing II LP 2016-2A	2.950%	3/25/22	385	379
[3,9]	Hertz Vehicle Financing II LP 2016-3A	2.270%	7/25/20	110	109
[3,9]	Hertz Vehicle Financing II LP 2018-1A	3.290%	2/25/24	440	431
[3,9]	Hertz Vehicle Financing II LP 2018-1A	3.600%	2/25/24	610	592
[3,9]	Hertz Vehicle Financing II LP 2018-1A	4.390%	2/25/24	100	98
[3,9]	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	500	499
[3,9]	Hertz Vehicle Financing LLC 2017-2A	3.290%	10/25/23	137	135
[3,9]	Hertz Vehicle Financing LLC 2017-2A	4.200%	10/25/23	480	484
[3,9]	Hilton USA Trust 2016-HHV	3.719%	11/5/38	80	79
[3,9,11] Holmes Master Issuer plc 2018-1		2.708%	10/15/54	950	950
[3]	Honda Auto Receivables 2017-4
	Owner Trust	2.050%	11/22/21	1,060	1,046
[3]	Honda Auto Receivables 2017-4
	Owner Trust	2.210%	3/21/24	170	167
[3]	Honda Auto Receivables 2018-2
	Owner Trust	3.010%	5/18/22	430	431
[3,9]	Houston Galleria Mall Trust
	2015-HGLR	3.087%	3/5/37	1,030	991
[3,9]	Hudsons Bay Simon JV Trust
	2015-HB7	3.914%	8/5/34	500	494
[3,9]	Hyundai Auto Lease Securitization
	Trust 2017-C	2.120%	2/16/21	890	881
[3,9]	Hyundai Auto Lease Securitization
	Trust 2017-C	2.210%	9/15/21	180	178
[3,9]	Hyundai Auto Lease Securitization
	Trust 2017-C	2.460%	7/15/22	160	158
[3,9]	Hyundai Auto Lease Securitization
	Trust 2018-A	2.810%	4/15/21	1,370	1,366
[3,9]	Hyundai Auto Lease Securitization
	Trust 2018-A	2.890%	3/15/22	430	428
[3,9]	Hyundai Auto Lease Securitization
	Trust 2018-B	3.200%	6/15/22	140	140
[3]	Hyundai Auto Receivables
	Trust 2014-B	2.100%	11/15/19	250	250
[3]	Hyundai Auto Receivables
	Trust 2015-C	2.150%	11/15/21	90	89
[3]	Hyundai Auto Receivables
	Trust 2015-C	2.550%	11/15/21	210	209
[3,11] Illinois Student Assistance
	Commission Series 2010-1	3.410%	4/25/22	44	44
[3,9,12] Invitation Homes 2015-SFR3 Trust		3.823%	8/17/32	80	80
[3,9,12] Invitation Homes 2017-SFR2 Trust		2.935%	12/17/36	727	727
[3,9,12] Invitation Homes 2017-SFR2 Trust		3.235%	12/17/36	250	251

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,9,12] Invitation Homes 2018-SFR1 Trust		2.785%	3/17/37	1,095	1,096
[3,9,12] Invitation Homes 2018-SFR1 Trust		3.035%	3/17/37	260	261
[3,9]	Irvine Core Office Trust 2013-IRV	3.279%	5/15/48	358	354
[3,9]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C1	4.608%	6/15/43	67	69
[3,9]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	4.070%	11/15/43	72	73
[3,9]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	5.828%	11/15/43	170	171
[3,9]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	5.828%	11/15/43	150	154
[3,9]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C3	4.388%	2/15/46	1	1
[3,9]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C3	4.717%	2/15/46	651	673
[3,9]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C5	5.585%	8/15/46	100	105
[3,9]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-RR1	4.717%	3/16/46	70	72
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C6	3.507%	5/15/45	355	357
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C8	2.829%	10/15/45	420	412
[3,9]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C8	3.424%	10/15/45	100	99
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-CIBX	4.271%	6/15/45	650	664
[3,9]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-HSBC	3.093%	7/5/32	147	146
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-LC9	2.840%	12/15/47	950	931
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C13	3.994%	1/15/46	365	375
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C13	4.137%	1/15/46	170	168
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	3.674%	12/15/46	280	284
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	3.881%	12/15/46	60	61
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.166%	12/15/46	410	424
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.517%	12/15/46	400	415
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	5.112%	12/15/46	550	577
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	5.177%	12/15/46	270	278
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	694	682
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2014-C20	3.461%	7/15/47	800	806
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2016-JP3	2.870%	8/15/49	40	38
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2016-JP4	3.648%	12/15/49	290	288
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2017-JP6	3.490%	7/15/50	310	304
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	3.664%	7/15/45	439	445
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	4.170%	7/15/45	180	183
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	3.761%	8/15/46	360	365
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	4.133%	8/15/46	300	310
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	2.977%	11/15/45	102	102
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	3.659%	11/15/45	100	101

[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.131%	11/15/45	800	826
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.927%	11/15/45	430	448
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	5.253%	11/15/45	340	353
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C17	4.199%	1/15/47	497	514
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.079%	2/15/47	900	925
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.439%	2/15/47	300	310
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.974%	2/15/47	300	311
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.974%	2/15/47	150	151
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	3.639%	11/15/47	300	301
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.231%	1/15/48	590	580
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.494%	1/15/48	1,030	1,024
[3]	JPMBB Commercial Mortgage
	Securities Trust 2015-C27	3.179%	2/15/48	350	341
[3]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	3.551%	7/15/48	580	574
[3]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	3.822%	7/15/48	1,270	1,285
[3]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	4.226%	7/15/48	385	393
[3]	JPMBB Commercial Mortgage
	Securities Trust 2015-C31	3.801%	8/15/48	590	596
[3]	JPMBB Commercial Mortgage
	Securities Trust 2015-C32	3.598%	11/15/48	263	262
[3]	JPMBB Commercial Mortgage
	Securities Trust 2015-C33	3.770%	12/15/48	513	516
[3]	JPMCC Commercial Mortgage
	Securities Trust 2017-JP5	3.723%	3/15/50	800	800
[3]	JPMCC Commercial Mortgage
	Securities Trust 2017-JP7	3.454%	9/15/50	350	342
[3]	JPMDB Commercial Mortgage
	Securities Trust 2017-C7	3.409%	10/15/50	260	254
[3]	JPMDB Commercial Mortgage
	Securities Trust 2018-C8	4.211%	6/15/51	10	10
	Korea Housing Finance Corp.	1.625%	9/15/18	500	498
[3,9,11] Lanark Master Issuer plc 2018-1A		2.749%	12/22/69	752	750
[3,9,13] Lanark Master Issuer plc 2018-2A		0.000%	12/22/69	460	460
[3,9]	Laurel Road Prime Student Loan
	Trust 2018-B	3.540%	5/26/43	890	892
[3,9]	LCCM 2014-909 Mortgage Trust	3.388%	5/15/31	450	451
[3,9]	Madison Avenue Trust 2013-650M	3.843%	10/12/32	295	299
[3,9,12] Master Credit Card Trust II Series
	2018-1A	2.578%	7/22/24	1,490	1,494
[3]	MASTR Adjustable Rate Mortgages
	Trust 2004-3	3.665%	4/25/34	13	13
[3]	Mercedes-Benz Auto Lease Trust
	2018-A	2.200%	4/15/20	1,270	1,268
[3]	Mercedes-Benz Auto Lease Trust
	2018-A	2.410%	2/16/21	1,910	1,898
[3]	Mercedes-Benz Auto Lease Trust
	2018-A	2.510%	10/16/23	190	188
[3]	Merrill Lynch Mortgage Investors
	Trust MLMI Series 2003-A2	3.967%	2/25/33	23	23
[3]	Merrill Lynch Mortgage Investors
	Trust MLMI Series 2003-A4	4.388%	7/25/33	12	12
[3,9]	MMAF Equipment Finance LLC
	2012-AA	1.980%	6/10/32	62	62
[3,9]	MMAF Equipment Finance LLC
	2015-AA	2.490%	2/19/36	800	787
[3,9] MMAF Equipment Finance LLC 2018-A		3.390%	1/10/25	200	201

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,9]	MMAF Equipment Finance LLC 2018-A	3.610%	3/10/42	110	111
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.176%	8/15/45	506	502
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.792%	8/15/45	50	50
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C6	2.858%	11/15/45	142	140
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C10	4.219%	7/15/46	683	703
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C10	4.219%	7/15/46	70	67
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	3.085%	8/15/46	88	88
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	3.960%	8/15/46	270	275
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.303%	8/15/46	580	601
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	3.824%	10/15/46	190	193
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	4.259%	10/15/46	80	83
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C13	4.039%	11/15/46	200	206
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	2.918%	2/15/46	130	128
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	3.214%	2/15/46	60	59
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.102%	5/15/46	595	586
[3]	Morgan Stanley Bank of America
	merrill lynch trust 2014-c14	4.064%	2/15/47	450	462
[3]	morgan stanley bank of america
	merrill lynch trust 2014-c14	4.384%	2/15/47	450	468
[3]	morgan stanley bank of america
	merrill lynch trust 2014-c15	3.773%	4/15/47	890	905
[3]	morgan stanley bank of america
	merrill lynch trust 2014-c15	4.051%	4/15/47	575	590
[3]	morgan stanley bank of america
	merrill lynch trust 2014-c15	5.054%	4/15/47	50	51
[3]	morgan stanley bank of america
	merrill lynch trust 2014-c16	3.892%	6/15/47	975	992
[3]	morgan stanley bank of america
	merrill lynch trust 2014-c16	4.094%	6/15/47	230	234
[3]	morgan stanley bank of america
	merrill lynch trust 2014-c16	4.480%	6/15/47	660	672
[3]	morgan stanley bank of america
	merrill lynch trust 2014-c16	4.913%	6/15/47	300	300
[3]	morgan stanley bank of america
	merrill lynch trust 2014-c17	3.741%	8/15/47	620	626
[3]	morgan stanley bank of america
	merrill lynch trust 2014-c17	4.011%	8/15/47	160	161
[3]	morgan stanley bank of america
	merrill lynch trust 2014-c18	3.923%	10/15/47	490	499
[3]	morgan stanley bank of america
	merrill lynch trust 2014-c19	3.326%	12/15/47	450	450
[3]	morgan stanley bank of america
	merrill lynch trust 2014-c19	3.526%	12/15/47	380	378
[3]	morgan stanley bank of america
	merrill lynch trust 2015-c20	3.069%	2/15/48	560	556
[3]	morgan stanley bank of america
	merrill lynch trust 2015-c20	3.249%	2/15/48	780	764
[3]	morgan stanley bank of america
	merrill lynch trust 2015-c23	3.451%	7/15/50	90	89
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	3.719%	7/15/50	422	425
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C24	3.479%	5/15/48	420	418
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C24	3.732%	5/15/48	1,030	1,037

[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C25	3.635%	10/15/48	338	339
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C29	4.910%	5/15/49	40	40
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C32	3.720%	12/15/49	571	570
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2017-C34	3.536%	11/15/52	490	481
[3]	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	380	379
[3]	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	60	60
[3,9]	Morgan Stanley Capital I Trust
	2012-STAR	3.201%	8/5/34	411	406
[3,9]	Morgan Stanley Capital I Trust
	2014-150E	3.912%	9/9/32	675	683
[3,9]	Morgan Stanley Capital I Trust
	2014-CPT	3.350%	7/13/29	600	602
[3,9]	Morgan Stanley Capital I Trust
	2015-420	3.727%	10/12/50	699	695
[3]	Morgan Stanley Capital I Trust
	2015-UBS8	3.809%	12/15/48	874	883
[3]	Morgan Stanley Capital I Trust
	2015-UBS8	4.742%	12/15/48	350	343
[3]	Morgan Stanley Capital I Trust
	2016-UB11	2.782%	8/15/49	133	124
[3]	Morgan Stanley Capital I Trust
	2016-UBS9	3.594%	3/15/49	720	716
[3]	Morgan Stanley Capital I Trust
	2017-HR2	3.509%	12/15/50	140	139
[3]	Morgan Stanley Capital I Trust
	2017-HR2	3.587%	12/15/50	180	177
[3]	Morgan Stanley Mortgage Loan Trust
	2006-8AR	3.753%	6/25/36	123	127
[3,9,12] Motor plc 2017 1A		2.621%	9/25/24	1,220	1,221
[3,9]	MSBAM Commercial Mortgage
	Securities Trust 2012-CKSV	3.277%	10/15/30	815	788
[9]	National Australia Bank Ltd.	2.250%	3/16/21	760	743
[9]	National Australia Bank Ltd.	2.400%	12/7/21	1,280	1,246
[3,12] Navient Student Loan Trust 2015-3		2.741%	6/26/56	560	561
[3,9,12] Navient Student Loan Trust 2016-3		2.941%	6/25/65	200	202
[3,9,12] Navient Student Loan Trust 2016-6A		2.841%	3/25/66	610	615
[3,9,12] Navient Student Loan Trust 2017-4A		2.591%	9/27/66	290	291
[3,9,12] Navient Student Loan Trust 2017-A		2.473%	12/16/58	308	308
[3,9]	Navient Student Loan Trust 2017-A	2.880%	12/16/58	440	428
[3,9,12] Navient Student Loan Trust 2018-1		2.281%	3/25/67	619	619
[3,9,12] Navient Student Loan Trust 2018-1		2.441%	3/25/67	920	920
[3,9,12] Navient Student Loan Trust 2018-1		2.811%	3/25/67	1,130	1,133
[3,9]	Navient Student Loan Trust 2018-BA	3.610%	12/15/59	360	361
[3,9,12] Navistar Financial Dealer Note Master
	Trust II 2016-1A	3.441%	9/27/21	670	672
[12]	New Mexico Educational Assistance
	Foundation 2013-1	2.683%	1/2/25	301	302
[3,9]	NextGear Floorplan Master Owner
	Trust 2016-1A	2.740%	4/15/21	370	369
[3]	Nissan Auto Lease Trust 2017-B	2.050%	9/15/20	780	773
[3]	Nissan Auto Lease Trust 2017-B	2.170%	12/15/21	220	217
[3]	Nissan Auto Receivables 2017-C
	Owner Trust	2.120%	4/18/22	960	947
[3]	Nissan Auto Receivables 2017-C
	Owner Trust	2.280%	2/15/24	540	528
[3,12] Nissan Master Owner Trust
	Receivables Series 2017-C	2.393%	10/17/22	1,940	1,941
[3,9]	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	225	230
[3,9]	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	200	195
[3,9,12] Pepper Residential Securities Trust
	2017A-A1UA	3.146%	3/10/58	316	316
[3,9,12] Pepper Residential Securities Trust
	2018A-A1UA	2.996%	3/12/47	59	59
[3,9,12] Pepper Residential Securities Trust
	2019A-A1U1	2.396%	10/12/18	730	729

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[3,9,12]	Pepper Residential Securities Trust
	2020A-A1U1	2.585%	3/16/19	610	607
[3,9,11,13] Permanent Master Issuer plc
	2018-1A	2.747%	7/15/58	410	410
[3,9]	PFS Financing Corp 2017-B	2.220%	7/15/22	530	519
[3,9,12]	PFS Financing Corp. 2017-C	2.543%	10/15/21	820	822
[3,9]	PFS Financing Corp. 2017-D	2.400%	10/17/22	850	835
[3,9]	PFS Financing Corp. 2018-D	3.190%	4/17/23	370	369
[3,9,12]	PHEAA Student Loan Trust 2016-2A	3.041%	11/25/65	728	738
[3,9]	Progress Residential 2015-SFR2
	Trust	2.740%	6/12/32	177	174
[3,9]	Progress Residential 2015-SFR3
	Trust	3.067%	11/12/32	614	608
[3,9]	Progress Residential 2015-SFR3
	Trust	3.733%	11/12/32	230	230
[3,9]	Progress Residential 2017-SFR2
	Trust	2.897%	12/17/34	390	378
[3,9]	Progress Residential 2017-SFR2
	Trust	3.196%	12/17/34	100	97
[3,9]	Progress Residential 2018-SFR1
	Trust	3.255%	3/17/35	560	551
[3,9]	Progress Residential 2018-SFR1
	Trust	3.484%	3/17/35	100	98
[3]	Public Service New Hampshire
	Funding LLC 2018-1	3.094%	2/1/26	340	340
[3]	Public Service New Hampshire
	Funding LLC 2018-1	3.506%	8/1/28	120	121
[3]	Public Service New Hampshire
	Funding LLC 2018-1	3.814%	2/1/35	110	111
[3,9,11]	Resimac Premier Series 2014-1A	3.026%	12/12/45	233	231
[3,9,12]	Resimac Premier Series 2016-1A	3.436%	10/10/47	1,168	1,176
[9,12]	Resimac Premier Series 2018-1A	2.839%	11/10/49	1,130	1,129
[3,10]	RFMSI Series 2006-SA2 Trust	4.815%	8/25/36	297	254
[3,10]	RFMSI Series 2006-SA3 Trust	4.754%	9/25/36	91	80
	Royal Bank of Canada	2.200%	9/23/19	177	176
	Royal Bank of Canada	2.100%	10/14/20	60	59
[3]	Royal Bank of Canada	1.875%	2/5/21	215	211
	Royal Bank of Canada	2.300%	3/22/21	210	205
[3]	Santander Drive Auto Receivables
	Trust 2015-3	3.490%	5/17/21	355	357
[3]	Santander Drive Auto Receivables
	Trust 2016-1	2.470%	12/15/20	337	337
[3]	Santander Drive Auto Receivables
	Trust 2016-2	2.080%	2/16/21	139	138
[3]	Santander Drive Auto Receivables
	Trust 2016-2	2.660%	11/15/21	110	110
[3]	Santander Drive Auto Receivables
	Trust 2016-2	3.390%	4/15/22	100	100
[3]	Santander Drive Auto Receivables
	Trust 2016-3	2.460%	3/15/22	770	765
[3]	Santander Drive Auto Receivables
	Trust 2017-3	1.870%	6/15/21	310	308
[3]	Santander Drive Auto Receivables
	Trust 2017-3	2.760%	12/15/22	150	148
[3]	Santander Drive Auto Receivables
	Trust 2018-1	2.100%	11/16/20	1,700	1,696
[3]	Santander Drive Auto Receivables
	Trust 2018-1	2.320%	8/16/21	460	457
[3]	Santander Drive Auto Receivables
	Trust 2018-1	2.630%	7/15/22	1,060	1,048
[3]	Santander Drive Auto Receivables
	Trust 2018-1	2.960%	3/15/24	920	907
[3]	Santander Drive Auto Receivables
	Trust 2018-1	3.320%	3/15/24	400	393
[3]	Santander Drive Auto Receivables
	Trust 2018-3	3.290%	10/17/22	840	841
[3]	Santander Drive Auto Receivables
	Trust 2018-3	4.070%	8/15/24	1,390	1,393
[3,9]	Santander Retail Auto Lease Trust
	2017-A	2.370%	1/20/22	180	178

[3,9]	Santander Retail Auto Lease Trust
	2017-A	2.680%	1/20/22	140	138
[3,9]	Santander Retail Auto Lease Trust
	2018-A	2.930%	5/20/21	890	889
[3,9]	Santander Retail Auto Lease Trust
	2018-A	3.060%	4/20/22	310	309
[3,9]	Santander Retail Auto Lease Trust
	2018-A	3.200%	4/20/22	270	269
[3,9]	Santander Retail Auto Lease Trust
	2018-A	3.490%	5/20/22	620	618
[9]	SBA Tower Trust	3.156%	10/8/20	270	269
[3,9]	Securitized Term Auto Receivables
	Trust 2016-1A	1.524%	3/25/20	180	179
[3,9]	Securitized Term Auto Receivables
	Trust 2016-1A	1.794%	2/25/21	250	246
[3,9]	Securitized Term Auto Receivables
	Trust 2017-2A	2.289%	3/25/22	270	262
[3,9]	Securitized Term Auto Receivables
	Trust 2018-1A	3.298%	11/25/22	160	159
[3,9]	SLM Private Education Loan Trust
	2011-A	4.370%	4/17/28	60	60
[3,9]	SLM Private Education Loan Trust
	2011-B	3.740%	2/15/29	493	495
[3,9]	SLM Private Education Loan Trust
	2011-C	4.540%	10/17/44	257	260
[3,9]	SLM Private Education Loan Trust
	2012-B	3.480%	10/15/30	5	5
[3,9,12] SLM Private Education Loan Trust
	2013-A	3.123%	5/17/27	244	245
[3,9]	SLM Private Education Loan Trust
	2013-A	2.500%	3/15/47	200	198
[3,9]	SLM Private Education Loan Trust
	2013-B	1.850%	6/17/30	149	148
[3,9]	SLM Private Education Loan Trust
	2013-B	3.000%	5/16/44	300	294
[3,9]	SLM Private Education Loan Trust
	2013-C	3.500%	6/15/44	140	140
[3,9]	SLM Private Education Loan Trust
	2014-A	2.590%	1/15/26	50	50
[3,9]	SLM Private Education Loan Trust
	2014-A	3.500%	11/15/44	100	99
[3,11] SLM Student Loan Trust 2005-5		2.460%	4/25/25	51	51
[3]	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	110	107
[3,9]	SMB Private Education Loan Trust
	2016-A	2.700%	5/15/31	315	308
[3,9,12] SMB Private Education Loan Trust
	2016-B	3.523%	2/17/32	291	296
[3,9,12] SMB Private Education Loan Trust
	2016-C	3.173%	9/15/34	300	304
[3,9,12] SMB Private Education Loan Trust
	2017-A	2.973%	9/15/34	300	303
[3,9]	SMB Private Education Loan Trust
	2017-B	2.820%	10/15/35	490	478
[3,9]	SMB Private Education Loan Trust
	2018-A	3.500%	2/15/36	1,450	1,448
[3,9]	SMB Private Education Loan Trust
	2018-B	3.600%	1/15/37	770	773
[3,9]	SoFi Professional Loan Program
	2016-B LLC	2.740%	10/25/32	238	235
[3,9]	SoFi Professional Loan Program
	2016-C LLC	2.360%	12/27/32	145	141
[3,9]	SoFi Professional Loan Program
	2016-D LLC	2.340%	4/25/33	155	151
[3,9,12] SoFi Professional Loan Program
	2016-D LLC	3.041%	1/25/39	95	96
[3,9]	SoFi Professional Loan Program
	2017-A LLC	2.400%	3/26/40	50	48
[3,9]	SoFi Professional Loan Program
	2017-B LLC	2.740%	5/25/40	340	335

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,9,12] SoFi Professional Loan Program
	2017-C LLC	2.691%	7/25/40	57	58
[3,9]	SoFi Professional Loan Program
	2017-D LLC	2.650%	9/25/40	200	194
[3,9]	SoFi Professional Loan Program
	2017-E LLC	1.860%	11/26/40	795	785
[3,9]	SoFi Professional Loan Program
	2017-E LLC	2.720%	11/26/40	250	243
[3,9]	SoFi Professional Loan Program
	2017-F LLC	2.050%	1/25/41	703	697
[3,9]	SoFi Professional Loan Program
	2017-F LLC	2.840%	1/25/41	310	302
[3,9]	SoFi Professional Loan Program
	2018-A LLC	2.390%	2/25/42	861	855
[3,9]	SoFi Professional Loan Program
	2018-A LLC	2.950%	2/25/42	390	382
[3,9]	SoFi Professional Loan Program
	2018-B LLC	3.340%	8/25/47	780	778
[9]	Stadshypotek AB	1.875%	10/2/19	920	908
[9]	Stadshypotek AB	1.750%	4/9/20	388	380
[9]	Stadshypotek AB	2.500%	4/5/22	820	797
[3]	Synchrony Credit Card Master Note
	Trust 2015-1	2.370%	3/15/23	200	198
[3]	Synchrony Credit Card Master Note
	Trust 2015-4	2.380%	9/15/23	1,140	1,123
[3]	Synchrony Credit Card Master Note
	Trust 2016-1	2.390%	3/15/22	1,170	1,167
[3]	Synchrony Credit Card Master Note
	Trust 2016-2	2.950%	5/15/24	270	265
[3]	Synchrony Credit Card Master Note
	Trust 2016-3	1.580%	9/15/22	355	350
[3]	Synchrony Credit Card Master Note
	Trust 2016-3	1.910%	9/15/22	610	603
[3]	Synchrony Credit Card Master Note
	Trust 2017-2	2.620%	10/15/25	810	787
[3]	Synchrony Credit Card Master Note
	Trust 2017-2	2.820%	10/15/25	240	233
[3]	Synchrony Credit Card Master Note
	Trust 2017-2	3.010%	10/15/25	330	321
[3]	Synchrony Credit Card Master Note
	Trust Series 2012-2	2.220%	1/15/22	1,200	1,198
[3,9]	Taco Bell Funding LLC 2016-1A	4.377%	5/25/46	207	210
[3,9]	Taco Bell Funding LLC 2016-1A	4.970%	5/25/46	325	335
[3,9]	Tesla Auto Lease Trust 2018-A	2.320%	12/20/19	958	955
[3,9]	Tesla Auto Lease Trust 2018-A	4.940%	3/22/21	350	349
[3,9]	Tidewater Auto Receivables Trust
	2018-AA	3.120%	7/15/22	610	610
[3,9]	Tidewater Auto Receivables Trust
	2018-AA	3.450%	11/15/24	130	130
[3,9]	Tidewater Auto Receivables Trust
	2018-AA	3.840%	11/15/24	140	140
[3,9]	Tidewater Auto Receivables Trust
	2018-AA	4.300%	11/15/24	100	100
[3,9]	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	640	635
[9]	Toronto-Dominion Bank	2.250%	3/15/21	60	59
[3]	Toyota Auto Receivables 2017-D
	Owner Trust	2.120%	2/15/23	70	68
[3]	Toyota Auto Receivables 2018-A
	Owner Trust	2.350%	5/16/22	2,800	2,772
[3]	Toyota Auto Receivables 2018-A
	Owner Trust	2.520%	5/15/23	190	188
[3]	Toyota Auto Receivables 2018-B
	Owner Trust	3.110%	11/15/23	360	361
[3,9]	Trafigura Securitisation Finance plc
	2017-1A	2.470%	12/15/20	1,320	1,295
[3,9]	Trinity Rail Leasing LP TRL-18-1	4.620%	6/17/48	740	739
[3,9]	Trip Rail Master Funding LLC 2017-1A	2.709%	8/15/47	101	99
[3,9]	Triton Container Finance LLC 2018-A2	4.190%	6/22/43	1,140	1,140
[3]	UBS Commercial Mortgage Trust
	2012-C1	4.171%	5/10/45	30	31

[3]	UBS Commercial Mortgage Trust
	2017-C7	3.679%	12/15/50	280	277
[3,9]	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	606	601
[3]	UBS-Barclays Commercial Mortgage
	Trust 2012-C4	2.850%	12/10/45	223	218
[3]	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.244%	4/10/46	150	149
[3]	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.469%	4/10/46	50	50
[3,9]	Vantage Data Centers Issuer, LLC
	2018-1A	4.072%	2/16/43	399	400
[3,9]	Verizon Owner Trust 2016-2A	1.680%	5/20/21	1,020	1,009
[3,9]	Verizon Owner Trust 2017-2A	1.920%	12/20/21	1,240	1,223
[3,9]	Verizon Owner Trust 2017-3	2.060%	4/20/22	750	737
[3,9]	Verizon Owner Trust 2017-3	2.380%	4/20/22	430	422
[3,9]	Verizon Owner Trust 2017-3	2.530%	4/20/22	460	453
[3,9]	Verizon Owner Trust 2018-1	2.820%	9/20/22	1,850	1,842
[3,9]	Verizon Owner Trust 2018-1	3.050%	9/20/22	670	666
[3,9]	VNDO 2012-6AVE Mortgage Trust	2.996%	11/15/30	297	291
[3,9]	VNDO 2013-PENN Mortgage Trust	3.808%	12/13/29	270	273
[3,9]	VNDO 2013-PENN Mortgage Trust	4.079%	12/13/29	80	80
[3,9]	VNDO 2013-PENN Mortgage Trust	4.079%	12/13/29	60	60
[3]	Volkswagen Auto Loan Enhanced
	Trust 2018-1	3.020%	11/21/22	530	529
[3]	Volkswagen Auto Loan Enhanced
	Trust 2018-1	3.150%	7/22/24	220	220
[3,9]	Volvo Financial Equipment LLC Series
	2016-1A	1.890%	9/15/20	230	228
[3,9,12] Volvo Financial Equipment Master
	Owner Trust 2017-A	2.573%	11/15/22	240	240
[3]	WaMu Mortgage Pass-Through
	Certificates Series 2002-AR18 Trust	3.648%	1/25/33	7	7
[3]	WaMu Mortgage Pass-Through
	Certificates Series 2003-AR7 Trust	3.292%	8/25/33	10	10
[3]	WaMu Mortgage Pass-Through
	Certificates Series 2003-AR9 Trust	3.368%	9/25/33	14	14
[3]	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	2.918%	10/15/45	700	689
[3]	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	3.539%	10/15/45	40	40
[3]	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	3.928%	7/15/46	185	189
[3]	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	4.218%	7/15/46	768	795
[3]	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	4.423%	7/15/46	110	113
[3]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	3.817%	8/15/50	1,100	1,118
	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	4.020%	8/15/50	200	199
	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	4.322%	8/15/50	350	358
	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	4.458%	8/15/50	220	217
[3]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.405%	12/15/47	80	79
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	3.166%	2/15/48	555	541
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C27	3.190%	2/15/48	750	734
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C27	3.451%	2/15/48	1,720	1,703
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	3.637%	6/15/48	1,382	1,383
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	4.366%	6/15/48	270	262
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C30	3.411%	9/15/58	486	483
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C30	3.664%	9/15/58	420	421

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C30	4.067%	9/15/58	350	357
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C30	4.646%	9/15/58	270	266
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	3.839%	9/15/58	609	617
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	4.207%	9/15/58	275	283
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	4.693%	9/15/58	315	309
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-SG1	3.789%	9/15/48	860	868
[3]	Wells Fargo Commercial Mortgage
	Trust 2016-C32	3.560%	1/15/59	640	635
[3]	Wells Fargo Commercial Mortgage
	Trust 2016-C37	3.525%	12/15/49	260	257
[3]	Wells Fargo Commercial Mortgage
	Trust 2016-C37	3.794%	12/15/49	230	231
[3]	Wells Fargo Commercial Mortgage
	Trust 2017-C38	3.453%	7/15/50	520	507
[3]	Wells Fargo Commercial Mortgage
	Trust 2017-C39	3.157%	9/15/50	120	115
[3]	Wells Fargo Commercial Mortgage
	Trust 2017-C39	3.418%	9/15/50	1,650	1,607
[3]	Wells Fargo Commercial Mortgage
	Trust 2017-C40	3.581%	10/15/50	1,130	1,113
[3]	Wells Fargo Commercial Mortgage
	Trust 2017-C41	3.472%	11/15/50	790	771
[3]	Wells Fargo Commercial Mortgage
	Trust 2017-C42	3.589%	12/15/50	475	467
[3]	Wells Fargo Commercial Mortgage
	Trust 2017-RC1	3.631%	1/15/60	164	162
[3]	Wells Fargo Commercial Mortgage
	Trust 2018-C43	4.012%	3/15/51	1,010	1,029
[3]	Wells Fargo Commercial Mortgage
	Trust 2018-C43	4.514%	3/15/51	80	79
[3,12] Wells Fargo Dealer Floorplan Master
	Note Trust	2.734%	1/20/22	395	397
[3,10] Wells Fargo Mortgage Backed
	Securities 2006-AR14 Trust	3.633%	10/25/36	196	190
[3,9] Wendys Funding LLC 2015-1A		4.080%	6/15/45	146	147
[3,9] Wendys Funding LLC 2015-1A		4.497%	6/15/45	146	147
[3,9] Wendys Funding LLC 2018-1		3.573%	3/15/48	159	155
[3,9] Wendys Funding LLC 2018-1		3.884%	3/15/48	239	234
[9]	Westpac Banking Corp.	2.000%	3/3/20	745	733
[9]	Westpac Banking Corp.	2.250%	11/9/20	615	602
[9]	Westpac Banking Corp.	2.100%	2/25/21	60	58
[3,9] WFLD 2014-MONT Mortgage Trust		3.880%	8/10/31	875	874
[3,9] WFRBS Commercial Mortgage Trust
	2011-C3	4.375%	3/15/44	274	282
[3]	WFRBS Commercial Mortgage Trust
	2012-C10	2.875%	12/15/45	265	260
[3]	WFRBS Commercial Mortgage Trust
	2012-C7	3.431%	6/15/45	274	275
[3]	WFRBS Commercial Mortgage Trust
	2012-C7	4.090%	6/15/45	135	135
[3]	WFRBS Commercial Mortgage Trust
	2012-C8	3.001%	8/15/45	102	101
[3]	WFRBS Commercial Mortgage Trust
	2012-C9	2.870%	11/15/45	584	573
[3]	WFRBS Commercial Mortgage Trust
	2012-C9	3.388%	11/15/45	70	69
[3]	WFRBS Commercial Mortgage Trust
	2013-C13	3.345%	5/15/45	50	49
[3]	WFRBS Commercial Mortgage Trust
	2013-C15	3.720%	8/15/46	480	487
[3]	WFRBS Commercial Mortgage Trust
	2013-C15	4.153%	8/15/46	355	367
[3]	WFRBS Commercial Mortgage Trust
	2013-C16	4.415%	9/15/46	350	366

[3]	WFRBS Commercial Mortgage Trust
	2013-C17	3.558%	12/15/46	85	86
[3]	WFRBS Commercial Mortgage Trust
	2013-C17	4.023%	12/15/46	230	237
[3]	WFRBS Commercial Mortgage Trust
	2013-C18	3.676%	12/15/46	160	162
[3]	WFRBS Commercial Mortgage Trust
	2013-C18	4.162%	12/15/46	665	688
[3]	WFRBS Commercial Mortgage Trust
	2013-C18	4.811%	12/15/46	140	147
[3]	WFRBS Commercial Mortgage Trust
	2014-C19	3.829%	3/15/47	750	761
[3]	WFRBS Commercial Mortgage Trust
	2014-C19	4.101%	3/15/47	530	547
[3]	WFRBS Commercial Mortgage Trust
	2014-C20	3.995%	5/15/47	965	990
[3]	WFRBS Commercial Mortgage Trust
	2014-C20	4.378%	5/15/47	280	283
[3]	WFRBS Commercial Mortgage Trust
	2014-C20	4.513%	5/15/47	90	87
[3]	WFRBS Commercial Mortgage Trust
	2014-C21	3.410%	8/15/47	30	30
[3]	WFRBS Commercial Mortgage Trust
	2014-C21	3.678%	8/15/47	985	993
[3]	WFRBS Commercial Mortgage Trust
	2014-C21	3.891%	8/15/47	170	169
[3]	WFRBS Commercial Mortgage Trust
	2014-C21	4.234%	8/15/47	300	289
[3]	WFRBS Commercial Mortgage Trust
	2014-C23	3.650%	10/15/57	500	501
[3]	WFRBS Commercial Mortgage Trust
	2014-C23	3.917%	10/15/57	340	347
[3]	WFRBS Commercial Mortgage Trust
	2014-C24	3.607%	11/15/47	515	516
[3]	WFRBS Commercial Mortgage Trust
	2014-LC14	3.766%	3/15/47	60	61
[3]	WFRBS Commercial Mortgage Trust
	2014-LC14	4.045%	3/15/47	1,130	1,162
[3]	World Omni Auto Receivables Trust
	2016-B	1.300%	2/15/22	375	370
[3]	World Omni Auto Receivables Trust
	2018-A	2.730%	2/15/24	410	406
[3]	World Omni Auto Receivables Trust
	2018-A	2.890%	4/15/25	220	218
[3]	World Omni Automobile Lease
	Securitization Trust 2018-A	2.830%	7/15/21	1,190	1,183
[3]	World Omni Automobile Lease
	Securitization Trust 2018-A	2.940%	5/15/23	360	359
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $348,341)					344,070
Corporate Bonds (52.9%)
Finance (26.0%)
	Banking (22.2%)
	American Express Credit Corp.	2.125%	3/18/19	236	235
	American Express Credit Corp.	2.250%	8/15/19	602	598
	American Express Credit Corp.	1.700%	10/30/19	311	306
	American Express Credit Corp.	2.200%	3/3/20	1,045	1,030
	American Express Credit Corp.	2.200%	10/30/20	3,930	3,837
	American Express Credit Corp.	2.250%	5/5/21	643	625
[9]	ANZ New Zealand Int’l Ltd.	2.200%	7/17/20	725	711
[9]	ASB Bank Ltd.	3.750%	6/14/23	1,500	1,492
[9]	Australia & New Zealand Banking
	Group Ltd.	2.250%	12/19/19	3,095	3,061
	Australia & New Zealand Banking
	Group Ltd.	2.625%	11/9/22	2,015	1,936
[9]	Banco Santander Chile	2.500%	12/15/20	2,060	2,006
	Bank of America Corp.	2.600%	1/15/19	415	415
	Bank of America Corp.	2.625%	10/19/20	1,082	1,068
	Bank of America Corp.	2.151%	11/9/20	83	81

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Bank of America Corp.	2.625%	4/19/21	3,440	3,377
[3]	Bank of America Corp.	2.369%	7/21/21	4,235	4,151
[3]	Bank of America Corp.	2.328%	10/1/21	3,630	3,552
[3]	Bank of America Corp.	3.124%	1/20/23	1,035	1,017
	Bank of America Corp.	3.004%	12/20/23	2,478	2,400
[3]	Bank of America Corp.	3.550%	3/5/24	3,335	3,294
	Bank of America Corp.	3.875%	8/1/25	75	74
	Bank of New York Mellon Corp.	2.100%	1/15/19	81	81
	Bank of New York Mellon Corp.	2.600%	8/17/20	306	303
	Bank of Nova Scotia	2.050%	6/5/19	220	219
	Bank of Nova Scotia	2.228%	12/11/19	6,170	6,101
	Bank of Nova Scotia	2.150%	7/14/20	450	442
	Bank of Nova Scotia	2.500%	1/8/21	945	927
[9]	Banque Federative du Credit Mutuel SA	2.000%	4/12/19	570	566
[9]	Banque Federative du Credit Mutuel SA	2.200%	7/20/20	1,640	1,606
[9]	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	1,475	1,457
[9]	Banque Federative du Credit Mutuel SA	2.500%	4/13/21	425	414
[9]	Banque Federative du Credit Mutuel SA	2.700%	7/20/22	1,375	1,328
	BB&T Corp.	2.450%	1/15/20	1,115	1,103
[9]	BNP Paribas SA	3.375%	1/9/25	2,215	2,092
	BPCE SA	2.500%	12/10/18	880	880
[14]	BPCE SA	3.355%	4/24/20	430	321
[14]	BPCE SA	3.500%	4/24/20	700	524
	Branch Banking & Trust Co.	2.100%	1/15/20	500	492
	Branch Banking & Trust Co.	2.250%	6/1/20	2,160	2,123
	Branch Banking & Trust Co.	2.625%	1/15/22	1,340	1,307
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	740	715
	Capital One Bank USA NA	2.150%	11/21/18	350	349
	Capital One Bank USA NA	2.250%	2/13/19	580	578
	Capital One Bank USA NA	2.300%	6/5/19	540	537
	Capital One Financial Corp.	3.050%	3/9/22	640	626
	Citibank NA	2.100%	6/12/20	1,610	1,576
	Citibank NA	2.125%	10/20/20	5,375	5,236
	Citibank NA	2.850%	2/12/21	6,790	6,710
	Citigroup Inc.	2.150%	7/30/18	118	118
	Citigroup Inc.	2.550%	4/8/19	701	700
	Citigroup Inc.	2.500%	7/29/19	540	538
	Citigroup Inc.	2.450%	1/10/20	635	628
	Citigroup Inc.	2.650%	10/26/20	1,700	1,673
	Citigroup Inc.	2.700%	3/30/21	325	318
	Citigroup Inc.	2.750%	4/25/22	1,610	1,561
[3]	Citigroup Inc.	4.044%	6/1/24	1,270	1,277
	Commonwealth Bank of Australia	2.250%	3/13/19	1,635	1,630
	Commonwealth Bank of Australia	2.300%	9/6/19	1,105	1,097
	Commonwealth Bank of Australia	2.300%	3/12/20	510	504
[9]	Commonwealth Bank of Australia	2.050%	9/18/20	1,765	1,722
	Commonwealth Bank of Australia	2.400%	11/2/20	700	687
[9]	Commonwealth Bank of Australia	2.000%	9/6/21	165	158
[9]	Commonwealth Bank of Australia	2.750%	3/10/22	2,575	2,507
[9]	Commonwealth Bank of Australia	2.500%	9/18/22	1,247	1,192
[9]	Commonwealth Bank of Australia	3.450%	3/16/23	2,808	2,779
[14]	Commonwealth Bank of Australia	3.945%	11/5/24	600	449
	Compass Bank	2.875%	6/29/22	1,580	1,525
	Cooperatieve Rabobank UA	2.250%	1/14/20	2,095	2,069
[14]	Cooperatieve Rabobank UA	5.000%	7/2/20	300	228
	Cooperatieve Rabobank UA	4.625%	12/1/23	250	251
[14]	Cooperatieve Rabobank UA	4.600%	7/2/25	400	302
[3,9] Credit Agricole SA		4.000%	1/10/33	405	368
	Credit Suisse AG	2.300%	5/28/19	990	985
[3,9] Credit Suisse Group AG		4.207%	6/12/24	2,000	2,000
	Credit Suisse Group Funding Guernsey
	Ltd.	3.125%	12/10/20	330	327
	Credit Suisse Group Funding Guernsey
	Ltd.	3.800%	9/15/22	315	313
[9]	Danske Bank A/S	2.750%	9/17/20	572	565
[9]	Danske Bank A/S	3.875%	9/12/23	1,200	1,190
	Deutsche Bank AG	2.500%	2/13/19	176	175
	Deutsche Bank AG	2.700%	7/13/20	625	610
	Deutsche Bank AG	3.150%	1/22/21	1,560	1,510
	Discover Bank	2.600%	11/13/18	588	588

[9]	DNB Bank ASA	2.125%	10/2/20	1,770	1,722
[9]	Federation des Caisses Desjardins
	du Quebec	2.250%	10/30/20	2,155	2,104
	Fifth Third Bank	2.300%	3/15/19	670	667
	Fifth Third Bank	2.375%	4/25/19	614	612
	Fifth Third Bank	1.625%	9/27/19	1,015	999
	Fifth Third Bank	2.200%	10/30/20	1,050	1,025
	Fifth Third Bank	2.250%	6/14/21	686	668
	First Republic Bank	2.375%	6/17/19	1,185	1,178
	First Republic Bank	2.500%	6/6/22	2,170	2,087
	Goldman Sachs Group Inc.	2.900%	7/19/18	1,960	1,960
	Goldman Sachs Group Inc.	2.625%	1/31/19	1,550	1,549
	Goldman Sachs Group Inc.	1.950%	7/23/19	1,695	1,679
	Goldman Sachs Group Inc.	2.550%	10/23/19	640	636
	Goldman Sachs Group Inc.	2.300%	12/13/19	2,970	2,938
	Goldman Sachs Group Inc.	2.750%	9/15/20	2,068	2,042
	Goldman Sachs Group Inc.	2.600%	12/27/20	5,865	5,761
	Goldman Sachs Group Inc.	2.875%	2/25/21	7,701	7,594
	Goldman Sachs Group Inc.	2.625%	4/25/21	1,411	1,380
[14]	Goldman Sachs Group Inc.	3.425%	9/8/21	520	389
	Goldman Sachs Group Inc.	2.350%	11/15/21	1,100	1,058
	Goldman Sachs Group Inc.	5.750%	1/24/22	927	991
	Goldman Sachs Group Inc.	3.000%	4/26/22	2,220	2,170
[3]	Goldman Sachs Group Inc.	2.876%	10/31/22	2,260	2,206
[3]	Goldman Sachs Group Inc.	2.908%	6/5/23	3,810	3,672
[3]	Goldman Sachs Group Inc.	3.272%	9/29/25	1,505	1,428
[3]	Goldman Sachs Group Inc.	4.223%	5/1/29	535	527
[3]	Goldman Sachs Group Inc.	4.411%	4/23/39	1,340	1,284
	HSBC Holdings plc	3.400%	3/8/21	685	685
	HSBC Holdings plc	2.950%	5/25/21	1,380	1,361
	HSBC Holdings plc	2.650%	1/5/22	1,735	1,676
[3]	HSBC Holdings plc	3.262%	3/13/23	5,245	5,135
	HSBC Holdings plc	3.600%	5/25/23	230	228
[3,15] HSBC Holdings plc		2.175%	6/27/23	2,000	2,629
[3]	HSBC Holdings plc	3.033%	11/22/23	2,805	2,706
[3]	HSBC Holdings plc	3.950%	5/18/24	930	926
[3]	HSBC Holdings plc	4.041%	3/13/28	765	741
[3]	HSBC Holdings plc	4.583%	6/19/29	1,900	1,919
[3]	HSBC Holdings plc	6.000%	11/22/65	265	245
	HSBC USA Inc.	2.375%	11/13/19	1,170	1,160
	HSBC USA Inc.	2.750%	8/7/20	1,365	1,354
	Huntington Bancshares Inc.	2.600%	8/2/18	810	810
	Huntington National Bank	2.200%	11/6/18	525	524
	Huntington National Bank	2.375%	3/10/20	1,325	1,307
	Huntington National Bank	2.875%	8/20/20	819	814
	Huntington National Bank	2.500%	8/7/22	1,460	1,414
[9]	ICICI Bank Ltd.	4.800%	5/22/19	200	202
	ICICI Bank Ltd.	4.000%	3/18/26	355	335
[9]	ING Bank NV	2.500%	10/1/19	620	616
[9]	ING Bank NV	2.450%	3/16/20	570	563
[9]	ING Bank NV	2.700%	8/17/20	93	92
	ING Groep NV	3.150%	3/29/22	830	814
[11]	Intesa Sanpaolo SPA	2.983%	7/17/19	3,255	3,257
[9]	Intesa Sanpaolo SPA	3.375%	1/12/23	1,100	1,010
[9]	Intesa Sanpaolo SPA	3.875%	7/14/27	800	692
	JPMorgan Chase & Co.	2.350%	1/28/19	1,550	1,547
	JPMorgan Chase & Co.	2.250%	1/23/20	1,602	1,581
	JPMorgan Chase & Co.	2.750%	6/23/20	2,870	2,844
	JPMorgan Chase & Co.	4.250%	10/15/20	639	652
	JPMorgan Chase & Co.	2.550%	10/29/20	2,957	2,913
	JPMorgan Chase & Co.	2.550%	3/1/21	3,031	2,965
[3]	JPMorgan Chase & Co.	3.514%	6/18/22	3,475	3,474
	JPMorgan Chase & Co.	2.972%	1/15/23	949	924
[3]	JPMorgan Chase & Co.	2.776%	4/25/23	1,665	1,616
	JPMorgan Chase & Co.	2.700%	5/18/23	409	392
[3]	JPMorgan Chase & Co.	3.559%	4/23/24	2,205	2,182
[3]	JPMorgan Chase & Co.	3.220%	3/1/25	2,045	1,972
	JPMorgan Chase & Co.	3.200%	6/15/26	880	832
[3]	JPMorgan Chase & Co.	3.782%	2/1/28	370	361
[3]	JPMorgan Chase & Co.	4.005%	4/23/29	645	637

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	KeyBank NA	2.350%	3/8/19	1,246	1,243
	KeyBank NA	2.500%	11/22/21	250	244
	Lloyds Banking Group plc	3.000%	1/11/22	440	428
[3]	Lloyds Banking Group plc	2.907%	11/7/23	1,800	1,714
[14]	Lloyds Banking Group plc	4.000%	3/7/25	760	558
	Macquarie Bank Ltd.	6.625%	4/7/21	170	182
[3]	Macquarie Group Ltd.	3.189%	11/28/23	460	440
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	970	968
	Manufacturers & Traders Trust Co.	2.050%	8/17/20	850	830
[11]	Manufacturers & Traders Trust Co.	2.940%	12/1/21	245	244
	Manufacturers & Traders Trust Co.	2.500%	5/18/22	675	652
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	690	681
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	165	158
	Mitsubishi UFJ Financial Group Inc.	2.998%	2/22/22	80	78
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	3,330	3,213
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	1,970	1,965
[9]	Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	1,055	1,046
[9]	Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	760	752
	Mizuho Bank Ltd.	2.340%	12/4/19	4,605	4,556
	Morgan Stanley	2.450%	2/1/19	872	871
	Morgan Stanley	2.375%	7/23/19	988	982
	Morgan Stanley	5.625%	9/23/19	182	188
	Morgan Stanley	2.650%	1/27/20	1,122	1,114
	Morgan Stanley	2.800%	6/16/20	1,244	1,234
	Morgan Stanley	2.500%	4/21/21	1,998	1,950
	Morgan Stanley	2.625%	11/17/21	4,192	4,076
	Morgan Stanley	2.750%	5/19/22	2,020	1,956
	Morgan Stanley	3.125%	1/23/23	1,655	1,614
[11]	Morgan Stanley	3.583%	5/8/24	800	808
	MUFG Americas Holdings Corp.	2.250%	2/10/20	700	692
[9]	MUFG Bank Ltd.	2.300%	3/10/19	250	249
[9]	MUFG Bank Ltd.	2.300%	3/5/20	2,040	2,009
[9]	MUFG Bank Ltd.	2.750%	9/14/20	1,917	1,886
	MUFG Union Bank NA	2.250%	5/6/19	580	577
	National Australia Bank Ltd.	2.250%	1/10/20	820	810
	National Australia Bank Ltd.	1.875%	7/12/21	2,500	2,387
	National Bank of Canada	2.150%	6/12/20	870	852
	National Bank of Canada	2.200%	11/2/20	3,765	3,669
	National City Corp.	6.875%	5/15/19	190	196
[9]	Nordea Bank AB	2.500%	9/17/20	307	302
[3]	Oversea-Chinese Banking Corp. Ltd.	4.000%	10/15/24	400	401
	PNC Bank NA	2.200%	1/28/19	1,185	1,182
	PNC Bank NA	2.250%	7/2/19	1,010	1,005
	PNC Bank NA	2.400%	10/18/19	1,791	1,779
	PNC Bank NA	2.300%	6/1/20	364	358
	PNC Bank NA	2.600%	7/21/20	1,135	1,121
	PNC Bank NA	2.450%	11/5/20	439	431
	PNC Bank NA	2.150%	4/29/21	352	341
	PNC Bank NA	2.550%	12/9/21	535	521
	PNC Bank NA	2.625%	2/17/22	1,990	1,937
	PNC Funding Corp.	5.125%	2/8/20	180	186
	Regions Financial Corp.	2.750%	8/14/22	225	217
	Royal Bank of Canada	2.150%	3/15/19	825	822
	Royal Bank of Canada	1.500%	7/29/19	784	774
	Royal Bank of Canada	2.150%	10/26/20	5,492	5,363
	Royal Bank of Canada	2.350%	10/30/20	187	183
	Santander Holdings USA Inc.	2.700%	5/24/19	414	412
	Santander Holdings USA Inc.	3.700%	3/28/22	1,495	1,469
	Santander Holdings USA Inc.	3.400%	1/18/23	1,310	1,261
	Santander UK plc	2.000%	8/24/18	386	386
	Santander UK plc	2.500%	3/14/19	1,245	1,243
	Santander UK plc	2.350%	9/10/19	1,599	1,588
	Skandinaviska Enskilda Banken AB	2.300%	3/11/20	1,020	1,006
[3]	Skandinaviska Enskilda Banken AB	5.750%	12/31/49	615	609
	Sumitomo Mitsui Banking Corp.	2.092%	10/18/19	2,240	2,212
	Sumitomo Mitsui Banking Corp.	2.514%	1/17/20	3,125	3,093
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	1,555	1,504
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	680	654
	SunTrust Bank	2.250%	1/31/20	815	804
	SunTrust Bank	2.450%	8/1/22	1,365	1,310

	SunTrust Banks Inc.	2.900%	3/3/21	405	400
	Svenska Handelsbanken AB	2.500%	1/25/19	548	547
	Svenska Handelsbanken AB	1.500%	9/6/19	585	576
	Svenska Handelsbanken AB	1.950%	9/8/20	845	823
	Svenska Handelsbanken AB	2.450%	3/30/21	1,550	1,515
	Svenska Handelsbanken AB	1.875%	9/7/21	855	808
[9]	Swedbank AB	2.800%	3/14/22	1,295	1,267
	Synchrony Bank	3.000%	6/15/22	1,495	1,439
	Synchrony Financial	2.600%	1/15/19	415	414
	Synchrony Financial	3.000%	8/15/19	2,298	2,293
	Synchrony Financial	2.700%	2/3/20	912	902
	Synchrony Financial	4.250%	8/15/24	95	93
	Synchrony Financial	4.500%	7/23/25	225	221
	Toronto-Dominion Bank	1.900%	10/24/19	5,260	5,200
	Toronto-Dominion Bank	2.250%	11/5/19	1,015	1,007
	Toronto-Dominion Bank	3.250%	6/11/21	8,500	8,506
	UBS AG	2.350%	3/26/20	250	247
[9]	UBS AG	2.200%	6/8/20	2,140	2,099
[9]	UBS AG	2.450%	12/1/20	5,075	4,959
[9]	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	405	401
[9]	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	1,450	1,428
[9]	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	951	915
[9]	UBS Group Funding Switzerland AG	3.491%	5/23/23	1,495	1,461
[3,9]	UBS Group Funding Switzerland AG	2.859%	8/15/23	1,442	1,382
[3]	United Overseas Bank Ltd.	3.750%	9/19/24	400	400
	US Bank NA	2.125%	10/28/19	508	503
	US Bank NA	2.050%	10/23/20	1,799	1,756
[13,16] Washington Mutual Bank / Debt not
	acquired by JPMorgan	6.875%	6/15/11	517	—
	Wells Fargo & Co.	2.600%	7/22/20	390	385
	Wells Fargo & Co.	2.100%	7/26/21	445	428
[14,17] Wells Fargo & Co.		3.365%	7/27/21	300	224
	Wells Fargo & Co.	2.625%	7/22/22	2,360	2,266
	Wells Fargo Bank NA	2.400%	1/15/20	7,615	7,541
	Westpac Banking Corp.	1.600%	8/19/19	965	951
	Westpac Banking Corp.	4.875%	11/19/19	845	866
	Westpac Banking Corp.	2.300%	5/26/20	70	69
	Westpac Banking Corp.	2.600%	11/23/20	205	202
	Westpac Banking Corp.	2.650%	1/25/21	2,180	2,144
	Westpac Banking Corp.	2.100%	5/13/21	706	682
	Westpac Banking Corp.	2.000%	8/19/21	1,900	1,819
	Westpac Banking Corp.	2.750%	1/11/23	2,710	2,584
	Westpac Banking Corp.	3.650%	5/15/23	2,280	2,274
	Westpac Banking Corp.	3.350%	3/8/27	390	372
[3]	Westpac Banking Corp.	4.322%	11/23/31	965	923

	Brokerage (0.2%)
	Charles Schwab Corp.	2.650%	1/25/23	358	348
	Jefferies Financial Group Inc.	5.500%	10/18/23	850	875
	Jefferies Group LLC / Jefferies Group
	Capital Finance Inc.	4.150%	1/23/30	245	216
	Legg Mason Inc.	2.700%	7/15/19	140	140
[13,16] Lehman Brothers Holdings E-Capital
	Trust I	3.589%	8/19/65	210	—
	Nomura Holdings Inc.	2.750%	3/19/19	620	619
	Stifel Financial Corp.	3.500%	12/1/20	270	270
	Stifel Financial Corp.	4.250%	7/18/24	75	75
	TD Ameritrade Holding Corp.	2.950%	4/1/22	415	408

	Finance Companies (0.5%)
	GE Capital International Funding Co.
	Unlimited Co.	2.342%	11/15/20	6,269	6,129
	GE Capital International Funding Co.
	Unlimited Co.	4.418%	11/15/35	955	925
[9]	SMBC Aviation Capital Finance DAC	2.650%	7/15/21	445	431

	Insurance (2.1%)
	Aetna Inc.	2.800%	6/15/23	235	223
	Aflac Inc.	3.625%	6/15/23	80	80
[9]	AIG Global Funding	2.150%	7/2/20	365	357

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[9]	AIG Global Funding	2.700%	12/15/21	315	307
	Alleghany Corp.	5.625%	9/15/20	210	220
	American International Group Inc.	2.300%	7/16/19	142	141
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	311	327
	AXIS Specialty Finance LLC	5.875%	6/1/20	50	52
	AXIS Specialty Finance plc	2.650%	4/1/19	350	348
	Berkshire Hathaway Finance Corp.	1.300%	8/15/19	880	867
	Berkshire Hathaway Inc.	2.100%	8/14/19	125	124
	Berkshire Hathaway Inc.	2.750%	3/15/23	1,435	1,401
	Brighthouse Financial Inc.	3.700%	6/22/27	420	374
	Chubb INA Holdings Inc.	2.300%	11/3/20	503	493
	Chubb INA Holdings Inc.	2.700%	3/13/23	140	135
[18]	Chubb INA Holdings Inc.	2.500%	3/15/38	1,838	2,158
	Enstar Group Ltd.	4.500%	3/10/22	580	578
	Marsh & McLennan Cos. Inc.	2.550%	10/15/18	125	125
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	460	453
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	80	83
	Marsh & McLennan Cos. Inc.	2.750%	1/30/22	920	898
[9]	MassMutual Global Funding II	2.100%	8/2/18	300	300
[9]	MassMutual Global Funding II	1.950%	9/22/20	1,070	1,040
[9]	MassMutual Global Funding II	2.500%	10/17/22	675	649
[9]	MassMutual Global Funding II	2.750%	6/22/24	300	284
[9]	Metropolitan Life Global Funding I	2.300%	4/10/19	535	534
[9]	Metropolitan Life Global Funding I	1.550%	9/13/19	450	443
[9]	Metropolitan Life Global Funding I	2.400%	1/8/21	3,755	3,678
[9]	Metropolitan Life Global Funding I	1.950%	9/15/21	465	445
[9]	Metropolitan Life Global Funding I	3.000%	1/10/23	300	293
[9]	New York Life Global Funding	1.950%	2/11/20	430	422
[9]	New York Life Global Funding	1.950%	9/28/20	1,290	1,257
[9]	New York Life Global Funding	2.900%	1/17/24	205	198
[9]	Nuveen Finance LLC	2.950%	11/1/19	1,463	1,463
[9]	Pricoa Global Funding I	2.550%	11/24/20	235	231
[9]	Pricoa Global Funding I	2.200%	6/3/21	260	253
[9]	Pricoa Global Funding I	2.450%	9/21/22	430	412
[9]	Principal Life Global Funding II	2.204%	12/11/19	5,390	5,326
[9]	Principal Life Global Funding II	2.200%	4/8/20	685	673
	Prudential Financial Inc.	7.375%	6/15/19	255	266
	Prudential Financial Inc.	4.500%	11/16/21	300	312
[3]	Prudential Financial Inc.	5.375%	5/15/45	290	289
	Reinsurance Group of America Inc.	6.450%	11/15/19	505	527
	Reinsurance Group of America Inc.	3.950%	9/15/26	520	501
[9]	Reliance Standard Life Global Funding II	2.150%	10/15/18	680	679
[9]	Reliance Standard Life Global Funding II	2.500%	1/15/20	1,255	1,241
[9]	Reliance Standard Life Global Funding II	2.375%	5/4/20	435	427
[9]	Reliance Standard Life Global Funding II	3.050%	1/20/21	205	203
[9]	Securian Financial Group Inc.	4.800%	4/15/48	1,720	1,710
[9]	Swiss Re Treasury US Corp.	2.875%	12/6/22	230	222
	Torchmark Corp.	9.250%	6/15/19	170	180
	Travelers Cos. Inc.	5.900%	6/2/19	70	72
	Travelers Cos. Inc.	3.900%	11/1/20	105	107
	UnitedHealth Group Inc.	1.900%	7/16/18	480	480

	Real Estate Investment Trusts (1.0%)
	Alexandria Real Estate Equities Inc.	2.750%	1/15/20	715	710
	Alexandria Real Estate Equities Inc.	3.450%	4/30/25	1,120	1,069
	Brandywine Operating Partnership LP	4.100%	10/1/24	185	183
	Brixmor Operating Partnership LP	3.650%	6/15/24	580	560
	Brixmor Operating Partnership LP	3.850%	2/1/25	146	141
	Brixmor Operating Partnership LP	4.125%	6/15/26	805	779
	Brixmor Operating Partnership LP	3.900%	3/15/27	470	445
	Camden Property Trust	4.875%	6/15/23	50	53
	Camden Property Trust	4.250%	1/15/24	150	153
	Camden Property Trust	3.500%	9/15/24	45	44
	DDR Corp.	3.625%	2/1/25	74	70
	DDR Corp.	4.250%	2/1/26	325	317
	Digital Realty Trust LP	3.400%	10/1/20	706	707
	Digital Realty Trust LP	3.950%	7/1/22	840	849
	ERP Operating LP	2.375%	7/1/19	125	124
	ERP Operating LP	4.750%	7/15/20	53	54
	Federal Realty Investment Trust	2.550%	1/15/21	232	228

[9]	Goodman Australia Industrial Fund	3.400%	9/30/26	410	383
	HCP Inc.	2.625%	2/1/20	295	291
	HCP Inc.	4.250%	11/15/23	180	181
	HCP Inc.	4.200%	3/1/24	195	195
	HCP Inc.	3.400%	2/1/25	280	265
	HCP Inc.	4.000%	6/1/25	210	206
	Healthcare Trust of America
	Holdings LP	2.950%	7/1/22	365	352
	Healthcare Trust of America
	Holdings LP	3.700%	4/15/23	320	316
	Healthcare Trust of America
	Holdings LP	3.500%	8/1/26	250	234
	Liberty Property LP	4.750%	10/1/20	260	267
	Liberty Property LP	3.750%	4/1/25	85	83
	Realty Income Corp.	5.750%	1/15/21	95	100
	Realty Income Corp.	3.250%	10/15/22	1,570	1,546
	Realty Income Corp.	3.875%	4/15/25	485	478
	Realty Income Corp.	4.125%	10/15/26	455	453
[9]	Scentre Group Trust 1 / Scentre Group
	Trust 2	3.750%	3/23/27	690	663
	Senior Housing Properties Trust	3.250%	5/1/19	850	851
	Simon Property Group LP	4.375%	3/1/21	175	180
	Simon Property Group LP	2.350%	1/30/22	295	284
	Ventas Realty LP	3.500%	2/1/25	80	77
	VEREIT Operating Partnership LP	3.000%	2/6/19	505	505
	VEREIT Operating Partnership LP	4.875%	6/1/26	175	175
	VEREIT Operating Partnership LP	3.950%	8/15/27	5	5
	Welltower Inc.	4.125%	4/1/19	1,137	1,145
					423,712
Industrial (22.9%)
	Basic Industry (0.7%)
[9]	Air Liquide Finance SA	1.375%	9/27/19	1,120	1,098
[9]	Air Liquide Finance SA	1.750%	9/27/21	2,100	1,997
[9]	Air Liquide Finance SA	2.250%	9/27/23	215	201
	Airgas Inc.	2.375%	2/15/20	370	366
[9]	Chevron Phillips Chemical Co LLC /
	Chevron Phillips Chemical Co LP	3.300%	5/1/23	1,470	1,459
	EI du Pont de Nemours & Co.	6.000%	7/15/18	658	659
	EI du Pont de Nemours & Co.	2.200%	5/1/20	2,290	2,259
[14]	Glencore Australia Holdings Pty Ltd.	4.500%	9/19/19	100	75
	Nutrien Ltd.	6.750%	1/15/19	1,087	1,107
	Nutrien Ltd.	6.500%	5/15/19	275	283
	WestRock MWV LLC	7.375%	9/1/19	590	617
	WestRock RKT Co.	4.450%	3/1/19	280	283
	WestRock RKT Co.	4.900%	3/1/22	70	73
	WestRock RKT Co.	4.000%	3/1/23	550	556

	Capital Goods (3.2%)
	Acuity Brands Lighting Inc.	6.000%	12/15/19	200	208
[9]	Berry Global Inc.	4.500%	2/15/26	187	174
	Caterpillar Financial Services Corp.	1.800%	11/13/18	625	623
	Caterpillar Financial Services Corp.	7.150%	2/15/19	1,135	1,166
	Caterpillar Financial Services Corp.	1.900%	3/22/19	300	299
	Caterpillar Financial Services Corp.	1.350%	5/18/19	810	800
	Caterpillar Financial Services Corp.	2.000%	11/29/19	855	846
	Caterpillar Financial Services Corp.	1.850%	9/4/20	245	239
	Caterpillar Financial Services Corp.	1.931%	10/1/21	1,617	1,554
	Caterpillar Financial Services Corp.	2.400%	6/6/22	185	179
	Caterpillar Financial Services Corp.	3.300%	6/9/24	545	541
	CNH Industrial Capital LLC	3.375%	7/15/19	395	392
	CNH Industrial Capital LLC	4.375%	11/6/20	1,600	1,604
	CNH Industrial Capital LLC	4.875%	4/1/21	95	97
	CNH Industrial Capital LLC	3.875%	10/15/21	215	212
	CNH Industrial Capital LLC	4.375%	4/5/22	580	586
	Embraer Netherlands Finance BV	5.050%	6/15/25	200	203
	Embraer SA	5.150%	6/15/22	250	258
	General Dynamics Corp.	2.875%	5/11/20	3,245	3,242
	General Dynamics Corp.	3.000%	5/11/21	4,155	4,141
	General Dynamics Corp.	3.500%	5/15/25	300	299
	General Electric Co.	6.000%	8/7/19	731	754

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	General Electric Co.	5.500%	1/8/20	640	663
	General Electric Co.	2.200%	1/9/20	1,526	1,507
	General Electric Co.	5.550%	5/4/20	567	590
	General Electric Co.	4.375%	9/16/20	1,955	2,008
	General Electric Co.	4.625%	1/7/21	2,940	3,032
	General Electric Co.	5.300%	2/11/21	508	531
	General Electric Co.	4.650%	10/17/21	1,195	1,242
	General Electric Co.	2.700%	10/9/22	295	284
[18]	General Electric Co.	2.125%	5/17/37	700	760
	General Electric Co.	4.500%	3/11/44	1,355	1,327
[3]	General Electric Co.	5.000%	12/31/49	11,960	11,796
[9]	General Electric Co. / LJ VP Holdings
	LLC	3.800%	6/18/19	555	560
	Illinois Tool Works Inc.	3.375%	9/15/21	425	428
	John Deere Capital Corp.	2.300%	9/16/19	785	779
	John Deere Capital Corp.	1.250%	10/9/19	450	441
	John Deere Capital Corp.	1.950%	6/22/20	410	401
	John Deere Capital Corp.	2.375%	7/14/20	1,000	986
	John Deere Capital Corp.	2.450%	9/11/20	1,075	1,060
	John Deere Capital Corp.	2.350%	1/8/21	560	550
	John Deere Capital Corp.	2.650%	6/24/24	355	337
	Raytheon Co.	4.400%	2/15/20	55	56
[19]	Reynolds Group Issuer Inc. / Reynolds
	Group Issuer LLC / Reynolds Group
	Issuer Lu	6.875%	2/15/21	104	105
	Spirit AeroSystems Inc.	4.600%	6/15/28	3,105	3,125
	Textron Inc.	7.250%	10/1/19	300	314
	United Rentals North America Inc.	4.625%	7/15/23	990	988
	United Rentals North America Inc.	5.875%	9/15/26	165	167
	United Rentals North America Inc.	5.500%	5/15/27	235	228

	Communication (2.3%)
[9]	Activision Blizzard Inc.	6.125%	9/15/23	520	537
	America Movil SAB de CV	5.000%	10/16/19	500	511
	America Movil SAB de CV	5.000%	3/30/20	1,610	1,651
[18]	American Tower Corp.	1.950%	5/22/26	390	459
	AT&T Inc.	5.800%	2/15/19	780	794
	AT&T Inc.	5.875%	10/1/19	1,890	1,954
	AT&T Inc.	5.200%	3/15/20	220	227
	AT&T Inc.	2.800%	2/17/21	480	472
	CBS Corp.	2.300%	8/15/19	20	20
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	3.579%	7/23/20	2,055	2,049
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	4.464%	7/23/22	340	343
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	4.908%	7/23/25	640	646
	Comcast Corp.	5.150%	3/1/20	300	310
	Comcast Corp.	1.625%	1/15/22	120	113
	Comcast Corp.	3.125%	7/15/22	850	834
	Comcast Corp.	3.375%	8/15/25	315	301
	Comcast Corp.	3.550%	5/1/28	260	248
	Crown Castle International Corp.	3.400%	2/15/21	900	899
	Crown Castle International Corp.	2.250%	9/1/21	200	192
	Crown Castle International Corp.	4.875%	4/15/22	200	206
	Deutsche Telekom International
	Finance BV	6.750%	8/20/18	275	276
	Discovery Communications LLC	2.200%	9/20/19	685	677
[9]	Discovery Communications LLC	2.750%	11/15/19	450	447
[9]	Discovery Communications LLC	2.800%	6/15/20	980	969
	Discovery Communications LLC	4.375%	6/15/21	250	256
	Discovery Communications LLC	3.800%	3/13/24	345	339
	Electronic Arts Inc.	3.700%	3/1/21	350	353
[9]	NBCUniversal Enterprise Inc.	1.974%	4/15/19	2,126	2,110
	NBCUniversal Media LLC	5.150%	4/30/20	370	382
	NBCUniversal Media LLC	4.375%	4/1/21	810	830
	NBCUniversal Media LLC	2.875%	1/15/23	850	811

	Omnicom Group Inc.	6.250%	7/15/19	125	129
	Orange SA	2.750%	2/6/19	720	720
	Qwest Corp.	6.750%	12/1/21	585	625
[9]	SES Global Americas Holdings GP	2.500%	3/25/19	1,295	1,288
[9]	Sirius XM Radio Inc.	6.000%	7/15/24	525	535
[9]	Sky plc	2.625%	9/16/19	300	298
	T-Mobile USA Inc.	6.000%	3/1/23	640	659
	T-Mobile USA Inc.	6.500%	1/15/24	210	218
	T-Mobile USA Inc.	4.500%	2/1/26	200	187
	Time Warner Cable LLC	6.750%	7/1/18	2,099	2,099
	Time Warner Cable LLC	8.750%	2/14/19	395	408
	Time Warner Cable LLC	8.250%	4/1/19	555	575
	Time Warner Inc.	4.875%	3/15/20	370	380
	Verizon Communications Inc.	3.450%	3/15/21	2,750	2,760
	Verizon Communications Inc.	3.000%	11/1/21	350	345
	Verizon Communications Inc.	3.500%	11/1/21	1,252	1,257
	Verizon Communications Inc.	3.125%	3/16/22	3,780	3,726
	Viacom Inc.	5.625%	9/15/19	75	77
	Vodafone Group plc	4.125%	5/30/25	1,350	1,343

	Consumer Cyclical (2.4%)
[9]	1011778 BC ULC / New Red
	Finance Inc.	4.625%	1/15/22	410	410
	Alibaba Group Holding Ltd.	2.500%	11/28/19	141	140
[9]	Alimentation Couche-Tard Inc.	2.700%	7/26/22	1,475	1,420
	American Axle & Manufacturing Inc.	7.750%	11/15/19	145	152
	American Honda Finance Corp.	2.000%	11/13/19	615	608
	American Honda Finance Corp.	1.950%	7/20/20	360	352
	American Honda Finance Corp.	2.450%	9/24/20	415	409
	AutoZone Inc.	2.875%	1/15/23	115	111
[9]	BMW US Capital LLC	3.450%	4/12/23	2,000	1,980
[9]	BMW US Capital LLC	3.750%	4/12/28	1,000	977
	Ford Motor Credit Co. LLC	2.597%	11/4/19	320	317
	Ford Motor Credit Co. LLC	2.459%	3/27/20	465	457
[14]	Ford Motor Credit Co. LLC	3.588%	6/2/20	538	402
	Ford Motor Credit Co. LLC	5.750%	2/1/21	430	451
	Ford Motor Credit Co. LLC	2.979%	8/3/22	220	211
	General Motors Co.	3.500%	10/2/18	885	887
	General Motors Co.	4.875%	10/2/23	840	861
	General Motors Financial Co. Inc.	3.100%	1/15/19	130	130
	General Motors Financial Co. Inc.	2.400%	5/9/19	940	935
	General Motors Financial Co. Inc.	3.500%	7/10/19	700	703
	General Motors Financial Co. Inc.	3.700%	11/24/20	720	724
	General Motors Financial Co. Inc.	4.200%	3/1/21	895	908
	General Motors Financial Co. Inc.	3.200%	7/6/21	945	930
	General Motors Financial Co. Inc.	4.375%	9/25/21	60	61
	General Motors Financial Co. Inc.	3.450%	1/14/22	1,010	995
	General Motors Financial Co. Inc.	3.150%	6/30/22	480	466
	General Motors Financial Co. Inc.	3.250%	1/5/23	490	473
	General Motors Financial Co. Inc.	3.700%	5/9/23	475	467
	General Motors Financial Co. Inc.	4.250%	5/15/23	460	461
	General Motors Financial Co. Inc.	3.950%	4/13/24	250	244
	General Motors Financial Co. Inc.	4.350%	4/9/25	350	345
[9]	Harley-Davidson Financial Services Inc.	2.250%	1/15/19	2,093	2,087
[9]	Harley-Davidson Financial Services Inc.	2.400%	9/15/19	1,600	1,587
[9]	Harley-Davidson Financial Services Inc.	2.150%	2/26/20	2,080	2,039
[9]	Harley-Davidson Financial Services Inc.	2.400%	6/15/20	1,745	1,715
[9]	Harley-Davidson Financial Services Inc.	2.850%	1/15/21	155	153
[9]	Harley-Davidson Financial Services Inc.	2.550%	6/9/22	1,055	1,012
[9]	Harley-Davidson Financial Services Inc.	3.350%	2/15/23	695	680
[9]	Hyundai Capital America	3.100%	4/5/22	175	171
[15]	Jaguar Land Rover Automotive plc	5.000%	2/15/22	208	282
	Lowe’s Cos. Inc.	1.150%	4/15/19	295	292
	Lowe’s Cos. Inc.	4.625%	4/15/20	460	470
	Macy’s Retail Holdings Inc.	3.450%	1/15/21	360	358
	Mastercard Inc.	2.000%	4/1/19	225	224
	McDonald’s Corp.	2.100%	12/7/18	290	290
[9]	Nissan Motor Acceptance Corp.	2.000%	3/8/19	815	811
[9]	Nissan Motor Acceptance Corp.	1.550%	9/13/19	60	59
[9]	Nissan Motor Acceptance Corp.	2.550%	3/8/21	160	156

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[9]	Nissan Motor Acceptance Corp.	1.900%	9/14/21	355	338
	PACCAR Financial Corp.	2.500%	8/14/20	70	69
	Smithsonian Institute Washington
	DC GO	3.434%	9/1/23	150	147
	TJX Cos. Inc.	2.750%	6/15/21	1,065	1,056
	TJX Cos. Inc.	2.500%	5/15/23	75	73
	Toyota Motor Credit Corp.	2.100%	1/17/19	470	469
	Toyota Motor Credit Corp.	2.125%	7/18/19	2,425	2,410
	Toyota Motor Credit Corp.	2.200%	1/10/20	1,445	1,430
	Toyota Motor Credit Corp.	1.900%	4/8/21	90	87
	Toyota Motor Credit Corp.	2.750%	5/17/21	290	287
	Toyota Motor Credit Corp.	3.400%	9/15/21	235	237
	Visa Inc.	2.800%	12/14/22	520	510
	Walmart Inc.	2.350%	12/15/22	765	738
	Walmart Inc.	3.400%	6/26/23	200	201

	Consumer Noncyclical (4.6%)
	Altria Group Inc.	9.250%	8/6/19	1,714	1,830
	Altria Group Inc.	4.750%	5/5/21	941	977
	AmerisourceBergen Corp.	3.500%	11/15/21	300	300
	Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	8,430	8,311
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	2,830	2,806
	Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	200	200
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	600	632
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	550	530
	Anheuser-Busch InBev Worldwide Inc.	3.500%	1/12/24	1,685	1,676
[9]	Aramark Services Inc.	5.000%	2/1/28	120	115
[9]	BAT Capital Corp.	3.222%	8/15/24	1,665	1,576
	Baxalta Inc.	2.875%	6/23/20	2,085	2,062
	Becton Dickinson & Co.	2.675%	12/15/19	1,100	1,093
	Becton Dickinson & Co.	3.125%	11/8/21	900	884
	Becton Dickinson & Co.	2.894%	6/6/22	800	774
	Campbell Soup Co.	3.650%	3/15/23	4,350	4,268
	Campbell Soup Co.	3.950%	3/15/25	250	241
	Campbell Soup Co.	4.150%	3/15/28	450	428
[9]	Cargill Inc.	3.050%	4/19/21	1,800	1,793
[9]	Cargill Inc.	3.250%	11/15/21	250	250
[9]	Cargill Inc.	3.250%	3/1/23	500	496
	Catholic Health Initiatives Colorado GO	2.600%	8/1/18	100	100
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	300	300
	Conagra Brands Inc.	4.950%	8/15/20	61	62
	CVS Health Corp.	1.900%	7/20/18	395	395
	CVS Health Corp.	2.250%	12/5/18	480	479
	CVS Health Corp.	3.350%	3/9/21	3,800	3,789
	CVS Health Corp.	3.700%	3/9/23	7,300	7,255
	Edwards Lifesciences Corp.	2.875%	10/15/18	600	600
	Express Scripts Holding Co.	2.600%	11/30/20	1,100	1,078
	Express Scripts Holding Co.	4.750%	11/15/21	814	839
	Express Scripts Holding Co.	3.900%	2/15/22	400	401
	Express Scripts Holding Co.	3.000%	7/15/23	900	854
	Express Scripts Holding Co.	3.500%	6/15/24	1,000	958
	General Mills Inc.	3.200%	4/16/21	350	348
	General Mills Inc.	4.000%	4/17/25	305	301
	Gilead Sciences Inc.	1.850%	9/20/19	715	707
	Gilead Sciences Inc.	2.550%	9/1/20	2,460	2,430
	Gilead Sciences Inc.	4.400%	12/1/21	490	506
	Gilead Sciences Inc.	3.700%	4/1/24	835	837
	Gilead Sciences Inc.	5.650%	12/1/41	200	229
[9]	Grupo Bimbo SAB de CV	4.500%	1/25/22	300	306
	HCA Inc.	3.750%	3/15/19	485	486
	HCA Inc.	4.250%	10/15/19	585	589
	HCA Inc.	6.500%	2/15/20	545	567
	HCA Inc.	5.875%	3/15/22	120	125
	Hershey Co.	1.600%	8/21/18	60	60
[9]	Hologic Inc.	4.375%	10/15/25	350	333
	Kraft Foods Group Inc.	6.125%	8/23/18	291	293
	Kroger Co.	2.950%	11/1/21	790	775
[9]	Maple Escrow Subsidiary Inc.	3.551%	5/25/21	2,555	2,553
	McKesson Corp.	2.284%	3/15/19	750	747
	Medtronic Inc.	2.500%	3/15/20	1,165	1,156

	Medtronic Inc.	3.625%	3/15/24	100	101
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	180	184
	Newell Brands Inc.	2.600%	3/29/19	94	94
	Newell Brands Inc.	2.875%	12/1/19	800	795
[9]	Pernod Ricard SA	5.750%	4/7/21	150	159
	Pharmacia LLC	6.500%	12/1/18	200	203
[9]	Reckitt Benckiser Treasury Services plc	2.375%	6/24/22	1,950	1,864
[9]	Reckitt Benckiser Treasury Services plc	2.750%	6/26/24	500	472
	Reynolds American Inc.	8.125%	6/23/19	1,306	1,369
[9]	Roche Holdings Inc.	2.250%	9/30/19	510	507
	Shire Acquisitions Investments
	Ireland DAC	1.900%	9/23/19	1,990	1,959
	Shire Acquisitions Investments
	Ireland DAC	2.400%	9/23/21	55	53
	Stryker Corp.	2.000%	3/8/19	150	149
	Teva Pharmaceutical Finance
	Netherlands III BV	2.200%	7/21/21	875	814
	The Kroger Co.	6.800%	12/15/18	150	153
	The Kroger Co.	2.000%	1/15/19	300	298
	The Kroger Co.	2.300%	1/15/19	760	757
	The Kroger Co.	6.150%	1/15/20	450	469
	The Kroger Co.	2.600%	2/1/21	950	931
	The Kroger Co.	2.800%	8/1/22	400	387
[9]	Valeant Pharmaceuticals International
	Inc.	5.375%	3/15/20	250	253
	Zimmer Biomet Holdings Inc.	2.700%	4/1/20	1,550	1,535

	Energy (4.9%)
	Andeavor	4.750%	12/15/23	500	519
	Andeavor Logistics LP / Tesoro
	Logistics Finance Corp.	5.500%	10/15/19	865	885
	Andeavor Logistics LP / Tesoro
	Logistics Finance Corp.	3.500%	12/1/22	798	779
	Baker Hughes a GE Co. LLC /
	Baker Hughes Co-Obligor Inc.	2.773%	12/15/22	3,023	2,937
	BP Capital Markets plc	2.241%	9/26/18	705	705
	BP Capital Markets plc	4.750%	3/10/19	1,260	1,278
	BP Capital Markets plc	1.676%	5/3/19	250	248
	BP Capital Markets plc	2.237%	5/10/19	3,950	3,934
	BP Capital Markets plc	2.521%	1/15/20	940	934
	BP Capital Markets plc	2.315%	2/13/20	3,375	3,341
	BP Capital Markets plc	4.500%	10/1/20	3,315	3,418
	BP Capital Markets plc	4.742%	3/11/21	1,530	1,597
	BP Capital Markets plc	2.112%	9/16/21	200	193
	BP Capital Markets plc	3.062%	3/17/22	400	397
	BP Capital Markets plc	3.245%	5/6/22	900	896
	BP Capital Markets plc	2.500%	11/6/22	360	346
	BP Capital Markets plc	3.216%	11/28/23	2,485	2,438
	Cenovus Energy Inc.	5.700%	10/15/19	2,135	2,188
	Cenovus Energy Inc.	3.000%	8/15/22	350	335
	Continental Resources Inc.	5.000%	9/15/22	280	284
	Continental Resources Inc.	4.500%	4/15/23	430	437
	Continental Resources Inc.	3.800%	6/1/24	1,120	1,091
	Dominion Energy Gas Holdings LLC	2.500%	12/15/19	500	496
	Dominion Energy Gas Holdings LLC	2.800%	11/15/20	300	296
	Dominion Energy Gas Holdings LLC	3.550%	11/1/23	300	297
	Enbridge Energy Partners LP	4.375%	10/15/20	25	25
[3,11] Enbridge Energy Partners LP		6.105%	10/1/77	30	30
	Energy Transfer LP	6.700%	7/1/18	990	990
	Energy Transfer LP	4.150%	10/1/20	981	992
	Energy Transfer LP	4.650%	6/1/21	340	348
	Energy Transfer LP	5.200%	2/1/22	815	846
	Energy Transfer Partners LP	4.200%	9/15/23	780	780
	Energy Transfer Partners LP	4.950%	6/15/28	885	884
	Enterprise Products Operating LLC	5.200%	9/1/20	737	766
	EQT Corp.	2.500%	10/1/20	700	683
	EQT Corp.	4.875%	11/15/21	2,005	2,068
	EQT Corp.	3.000%	10/1/22	2,100	2,017
	Kinder Morgan Energy Partners LP	2.650%	2/1/19	50	50
	Kinder Morgan Energy Partners LP	9.000%	2/1/19	125	129

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	1,000	1,053
	Kinder Morgan Energy Partners LP	6.500%	4/1/20	810	849
	Kinder Morgan Energy Partners LP	5.300%	9/15/20	125	130
	Kinder Morgan Energy Partners LP	5.000%	8/15/42	70	65
	Kinder Morgan Energy Partners LP	5.000%	3/1/43	175	162
	Kinder Morgan Inc.	3.050%	12/1/19	40	40
	Kinder Morgan Inc.	3.150%	1/15/23	300	289
	Kinder Morgan Inc.	7.750%	1/15/32	400	487
	Marathon Oil Corp.	2.700%	6/1/20	1,010	995
	Marathon Oil Corp.	2.800%	11/1/22	260	249
	Nabors Industries Inc.	5.000%	9/15/20	200	202
	ONEOK Partners LP	3.200%	9/15/18	280	280
	Regency Energy Partners LP /
	Regency Energy Finance Corp.	5.750%	9/1/20	200	208
	Regency Energy Partners LP /
	Regency Energy Finance Corp.	5.875%	3/1/22	660	698
	Regency Energy Partners LP /
	Regency Energy Finance Corp.	5.000%	10/1/22	205	211
	Regency Energy Partners LP /
	Regency Energy Finance Corp.	4.500%	11/1/23	75	76
	Sabine Pass Liquefaction LLC	5.625%	2/1/21	1,735	1,815
	Sabine Pass Liquefaction LLC	6.250%	3/15/22	50	54
	Sabine Pass Liquefaction LLC	5.625%	4/15/23	1,520	1,607
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	1,000	1,067
[9]	Schlumberger Holdings Corp.	2.350%	12/21/18	100	100
	Shell International Finance BV	2.000%	11/15/18	325	324
	Shell International Finance BV	1.375%	5/10/19	1,469	1,453
	Shell International Finance BV	1.375%	9/12/19	1,500	1,476
	Shell International Finance BV	4.300%	9/22/19	750	764
	Shell International Finance BV	2.125%	5/11/20	1,300	1,282
	Shell International Finance BV	2.250%	11/10/20	490	482
	Shell International Finance BV	1.875%	5/10/21	2,350	2,278
	Shell International Finance BV	1.750%	9/12/21	400	383
	Shell International Finance BV	2.250%	1/6/23	3,250	3,112
	Southern Natural Gas Co. LLC /
	Southern Natural Issuing Corp.	4.400%	6/15/21	155	158
	Spectra Energy Partners LP	2.950%	9/25/18	230	230
[11]	Spectra Energy Partners LP	3.018%	6/5/20	2,430	2,439
	Sunoco Logistics Partners
	Operations LP	4.950%	1/15/43	100	86
	Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	200	242
	Total Capital International SA	2.125%	1/10/19	1,130	1,128
	Total Capital International SA	2.100%	6/19/19	400	398
	Total Capital SA	4.450%	6/24/20	1,475	1,516
	Total Capital SA	4.250%	12/15/21	475	492
	TransCanada PipeLines Ltd.	3.125%	1/15/19	615	616
	TransCanada PipeLines Ltd.	2.125%	11/15/19	3,335	3,298
[11]	TransCanada PipeLines Ltd.	2.617%	11/15/19	3,225	3,225
	TransCanada PipeLines Ltd.	2.500%	8/1/22	365	350
	Williams Partners LP	5.250%	3/15/20	1,779	1,832
	Williams Partners LP	4.125%	11/15/20	50	51
	Williams Partners LP	4.000%	11/15/21	395	399
	Williams Partners LP	3.600%	3/15/22	420	418
	Williams Partners LP	3.350%	8/15/22	125	122

	Other Industrial (0.5%)
[18]	Aroundtown SA	1.875%	1/19/26	1,000	1,156
[15]	Aroundtown SA	3.000%	10/16/29	263	333
[9]	CK Hutchison International 17 Ltd.	2.250%	9/29/20	2,365	2,311
[18]	CPI Property Group SA	2.125%	10/4/24	1,302	1,490
[9]	Hutchison Whampoa International
	09 Ltd.	7.625%	4/9/19	2,990	3,095

	Technology (3.1%)
	Apple Inc.	2.100%	5/6/19	1,330	1,325
	Apple Inc.	1.550%	2/7/20	465	457
	Apple Inc.	2.250%	2/23/21	830	815
	Apple Inc.	2.150%	2/9/22	500	485
	Apple Inc.	2.500%	2/9/22	2,650	2,598
	Apple Inc.	2.400%	1/13/23	1,430	1,379

	Apple Inc.	2.400%	5/3/23	355	341
	Apple Inc.	3.000%	2/9/24	179	175
	Apple Inc.	3.450%	5/6/24	170	170
	Apple Inc.	2.850%	5/11/24	1,991	1,925
	Apple Inc.	2.750%	1/13/25	1,075	1,025
	Applied Materials Inc.	2.625%	10/1/20	580	574
	Baidu Inc.	3.250%	8/6/18	825	825
	Baidu Inc.	2.750%	6/9/19	425	423
	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	2.375%	1/15/20	2,330	2,300
	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	2.200%	1/15/21	280	271
	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	3.000%	1/15/22	2,850	2,772
	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	2.650%	1/15/23	850	800
	Broadcom Corp. / Broadcom Cayman
	Finance Ltd.	3.625%	1/15/24	520	503
	CA Inc.	2.875%	8/15/18	55	55
[9]	Dell International LLC / EMC Corp.	5.450%	6/15/23	3,640	3,810
[9]	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	3.480%	6/1/19	2,110	2,118
[9]	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	4.420%	6/15/21	2,850	2,891
	DXC Technology Co.	2.875%	3/27/20	660	654
	DXC Technology Co.	4.250%	4/15/24	705	705
[9]	First Data Corp.	7.000%	12/1/23	985	1,026
	Hewlett Packard Enterprise Co.	2.850%	10/5/18	447	447
[9]	Hewlett Packard Enterprise Co.	2.100%	10/4/19	2,220	2,191
	Hewlett Packard Enterprise Co.	3.600%	10/15/20	1,480	1,487
	International Business Machines Corp.	2.500%	1/27/22	100	98
	Marvell Technology Group Ltd.	4.200%	6/22/23	750	749
	Microsoft Corp.	2.400%	2/6/22	1,835	1,797
	Microsoft Corp.	2.875%	2/6/24	1,785	1,750
	Microsoft Corp.	3.125%	11/3/25	110	108
	Microsoft Corp.	2.400%	8/8/26	130	120
[9]	MSCI Inc.	5.250%	11/15/24	1,255	1,269
	Oracle Corp.	2.800%	7/8/21	600	595
	Oracle Corp.	2.625%	2/15/23	1,348	1,305
	Oracle Corp.	2.950%	11/15/24	245	236
	QUALCOMM Inc.	1.850%	5/20/19	860	860
	QUALCOMM Inc.	2.100%	5/20/20	330	330
	QUALCOMM Inc.	2.600%	1/30/23	2,055	1,963
	QUALCOMM Inc.	2.900%	5/20/24	250	236
	Tyco Electronics Group SA	2.375%	12/17/18	350	350
	Tyco Electronics Group SA	2.350%	8/1/19	455	453
	Tyco Electronics Group SA	4.875%	1/15/21	45	47
	Tyco Electronics Group SA	3.500%	2/3/22	375	376
	Tyco Electronics Group SA	3.450%	8/1/24	230	223
	Verisk Analytics Inc.	5.800%	5/1/21	315	334
	Verisk Analytics Inc.	4.125%	9/12/22	450	459
	VMware Inc.	2.300%	8/21/20	910	890
	VMware Inc.	2.950%	8/21/22	970	929
	Xilinx Inc.	2.125%	3/15/19	490	488

	Transportation (1.2%)
[9]	Air Canada	7.750%	4/15/21	1,120	1,196
[3,9] Air Canada 2013-1 Class B Pass
	Through Trust	5.375%	5/15/21	164	168
[3,9] Air Canada 2017-1 Class A Pass
	Through Trust	3.550%	1/15/30	575	542
[3,9] Air Canada 2017-1 Class AA Pass
	Through Trust	3.300%	1/15/30	1,000	943
[3,9] Air Canada 2017-1 Class B Pass
	Through Trust	3.700%	1/15/26	840	802
[9]	American Airlines 2013-1 Class C Pass
	Through Trust	6.125%	7/15/18	545	545
[3]	American Airlines 2016-3 Class B Pass
	Through Trust	3.750%	10/15/25	1,200	1,160

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	American Airlines 2017-2B Class B
	Pass Through Trust	3.700%	10/15/25	1,335	1,285
[14]	Asciano Finance Ltd.	5.400%	5/12/27	370	284
[14]	Aurizon Network Pty Ltd.	4.000%	6/21/24	240	177
[3]	Continental Airlines 1999-1 Class B
	Pass Through Trust	6.795%	2/2/20	4	4
[3]	Continental Airlines 2000-1 Class A-1
	Pass Through Trust	8.048%	11/1/20	59	62
[3]	Continental Airlines 2005-ERJ1 Pass
	Through Trust	9.798%	10/1/22	537	566
[3]	Continental Airlines 2012-2 Class B
	Pass Through Trust	5.500%	4/29/22	44	45
[3,20] Delta Air Lines 2002-1 Class G-1 Pass
	Through Trust	6.718%	7/2/24	508	543
[3]	Delta Air Lines 2007-1 Class A Pass
	Through Trust	6.821%	2/10/24	940	1,028
[3]	Delta Air Lines 2007-1 Class B Pass
	Through Trust	8.021%	8/10/22	184	202
[3]	Delta Air Lines 2009-1 Class A Pass
	Through Trust	7.750%	6/17/21	352	368
[3]	Delta Air Lines 2010-1 Class A Pass
	Through Trust	6.200%	1/2/20	204	204
[3]	Delta Air Lines 2010-2 Class A Pass
	Through Trust	4.950%	11/23/20	63	63
[3]	Delta Air Lines 2012-1 Class A Pass
	Through Trust	4.750%	11/7/21	39	40
	Delta Air Lines Inc.	3.400%	4/19/21	2,155	2,144
	Delta Air Lines Inc.	3.625%	3/15/22	525	517
	Delta Air Lines Inc.	3.800%	4/19/23	2,535	2,505
[9]	ERAC USA Finance LLC	2.800%	11/1/18	430	430
[3,9] Heathrow Funding Ltd.		4.875%	7/15/23	865	906
[14]	Qantas Airways Ltd.	7.500%	6/11/21	450	372
[3]	Southwest Airlines Co. 2007-1 Pass
	Through Trust	6.650%	8/1/22	270	285
[3]	Southwest Airlines Co. 2007-1 Pass
	Through Trust	6.150%	2/1/24	100	106
[3]	Spirit Airlines 2015-1 Pass Through
	Trust B	4.450%	10/1/25	267	265
[3]	Spirit Airlines Pass Through Trust
	2017-1B	3.800%	2/15/26	1,210	1,164
[3]	UAL 2007-1 Pass Through Trust	6.636%	7/2/22	412	430
[3]	US Airways 2001-1C Pass Through
	Trust	7.346%	9/20/23	153	162
373,669
Utilities (4.0%)
	Electric (3.7%)
	Alabama Power Co.	3.375%	10/1/20	525	527
	American Electric Power Co. Inc.	2.150%	11/13/20	1,065	1,039
	Arizona Public Service Co.	8.750%	3/1/19	691	717
	Baltimore Gas & Electric Co.	3.500%	11/15/21	230	232
	Baltimore Gas & Electric Co.	2.800%	8/15/22	100	97
	Berkshire Hathaway Energy Co.	2.000%	11/15/18	890	888
	Berkshire Hathaway Energy Co.	2.375%	1/15/21	655	641
	Berkshire Hathaway Energy Co.	2.800%	1/15/23	1,295	1,263
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	635	641
	CMS Energy Corp.	6.250%	2/1/20	225	235
	Commonwealth Edison Co.	2.150%	1/15/19	160	160
	Commonwealth Edison Co.	4.000%	8/1/20	675	687
	Connecticut Light & Power Co.	5.500%	2/1/19	250	254
	Constellation Energy Group Inc.	5.150%	12/1/20	415	429
	Dominion Energy Inc.	1.875%	1/15/19	785	781
	Dominion Energy Inc.	5.200%	8/15/19	100	102
[9,11] Dominion Energy Inc.		2.700%	12/1/20	4,840	4,834
	DTE Energy Co.	2.400%	12/1/19	1,810	1,790
	Duke Energy Ohio Inc.	5.450%	4/1/19	145	148
	Duke Energy Progress LLC	5.300%	1/15/19	70	71
	Edison International	2.400%	9/15/22	125	118
[9]	EDP Finance BV	4.125%	1/15/20	1,174	1,181
[9]	EDP Finance BV	5.250%	1/14/21	1,520	1,567

[9]	EDP Finance BV	3.625%	7/15/24	600	574
	Emera US Finance LP	2.150%	6/15/19	465	461
	Emera US Finance LP	2.700%	6/15/21	955	929
[9]	Enel Finance International NV	2.875%	5/25/22	3,390	3,231
[9]	Enel Finance International NV	3.625%	5/25/27	120	110
	Exelon Corp.	2.850%	6/15/20	710	704
	Exelon Corp.	2.450%	4/15/21	215	209
	Exelon Corp.	3.497%	6/1/22	186	184
	Exelon Generation Co. LLC	2.950%	1/15/20	1,426	1,416
	FirstEnergy Corp.	2.850%	7/15/22	1,940	1,867
	FirstEnergy Corp.	4.250%	3/15/23	663	674
[9]	FirstEnergy Transmission LLC	4.350%	1/15/25	493	497
[11]	Florida Power & Light Co.	2.643%	11/6/20	4,040	4,034
	Fortis Inc.	2.100%	10/4/21	535	511
	Georgia Power Co.	2.000%	9/8/20	1,240	1,211
	Georgia Power Co.	2.400%	4/1/21	1,245	1,214
	ITC Holdings Corp.	2.700%	11/15/22	750	723
[9]	Kalpa Generacion SA	4.125%	8/16/27	200	182
	LG&E & KU Energy LLC	3.750%	11/15/20	325	327
	National Rural Utilities Cooperative
	Finance Corp.	10.375%	11/1/18	60	62
	National Rural Utilities Cooperative
	Finance Corp.	1.500%	11/1/19	100	98
	National Rural Utilities Cooperative
	Finance Corp.	2.350%	6/15/20	715	706
	Nevada Power Co.	6.500%	8/1/18	225	226
	Oncor Electric Delivery Co. LLC	6.800%	9/1/18	190	191
	Oncor Electric Delivery Co. LLC	7.000%	9/1/22	265	300
	Pacific Gas & Electric Co.	3.500%	10/1/20	2,715	2,688
	Pacific Gas & Electric Co.	4.250%	5/15/21	400	400
	Pacific Gas & Electric Co.	3.250%	9/15/21	1,266	1,246
	Pacific Gas & Electric Co.	6.050%	3/1/34	875	945
	PacifiCorp	5.650%	7/15/18	490	490
	PacifiCorp	5.500%	1/15/19	114	116
	Pinnacle West Capital Corp.	2.250%	11/30/20	1,500	1,464
	PPL Capital Funding Inc.	4.200%	6/15/22	50	51
	PPL Capital Funding Inc.	3.500%	12/1/22	225	222
	Puget Energy Inc.	6.500%	12/15/20	375	401
	Puget Energy Inc.	6.000%	9/1/21	100	107
	Puget Energy Inc.	5.625%	7/15/22	675	717
	South Carolina Electric & Gas Co.	5.250%	11/1/18	130	131
	South Carolina Electric & Gas Co.	6.500%	11/1/18	1,744	1,765
	Southern California Edison Co.	2.900%	3/1/21	1,130	1,123
	Southern Co.	1.550%	7/1/18	1,000	1,000
	Southern Co.	1.850%	7/1/19	1,784	1,766
	Southern Co.	2.150%	9/1/19	350	347
	Southern Co.	2.750%	6/15/20	1,120	1,108
	Southern Co.	2.350%	7/1/21	1,645	1,587
[3]	Southern Co.	5.500%	3/15/57	325	334
	Southern Power Co.	1.950%	12/15/19	865	850
	Southwestern Electric Power Co.	6.450%	1/15/19	1,215	1,238
	Western Massachusetts Electric Co.	3.500%	9/15/21	185	186

	Natural Gas (0.3%)
[9]	Engie SA	2.875%	10/10/22	175	172
[11]	Sempra Energy	2.598%	7/15/19	2,085	2,085
	Sempra Energy	2.400%	2/1/20	1,470	1,452
	Sempra Energy	2.400%	3/15/20	235	231
	Sempra Energy	2.850%	11/15/20	230	227
	Sempra Energy	2.900%	2/1/23	415	402
	Southern Co. Gas Capital Corp.	2.450%	10/1/23	155	146

	Other Utility (0.0%)
[15]	Anglian Water Services Financing plc	2.625%	6/15/27	275	347
[14]	DBNGP Finance Co. Pty Ltd.	6.000%	10/11/19	160	121
[14]	Energy Partnership Gas Pty Ltd.	4.250%	6/15/20	80	60
					64,568
Total Corporate Bonds (Cost $876,254)					861,949

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Sovereign Bonds (8.2%)
[9]	Abu Dhabi National Energy Co. PJSC	4.875%	4/23/30	250	249
	AK Transneft OJSC Via
	TransCapitalInvest Ltd.	8.700%	8/7/18	121	121
	Arab Republic of Egypt	6.125%	1/31/22	15	15
[18]	Arab Republic of Egypt	4.750%	4/16/26	200	214
[18]	Argentine Republic	3.875%	1/15/22	600	670
	Argentine Republic	5.625%	1/26/22	1,162	1,092
[18]	Argentine Republic	3.375%	1/15/23	506	537
	Argentine Republic	6.875%	1/26/27	90	81
	Argentine Republic	6.875%	1/11/48	35	27
[9]	Avi Funding Co. Ltd.	2.850%	9/16/20	275	271
	Avi Funding Co. Ltd.	2.850%	9/16/20	225	221
[9]	Banco de Costa Rica	5.250%	8/12/18	200	200
[9]	Banco do Brasil SA	4.625%	1/15/25	200	184
	Banco Nacional de Desenvolvimento
	Economico e Social	6.500%	6/10/19	1,200	1,231
[9]	Bank Nederlandse Gemeenten NV	2.125%	12/14/20	1,262	1,240
[9]	Banque Ouest Africaine de
	Developpement	5.500%	5/6/21	200	205
[9]	Banque Ouest Africaine de
	Developpement	5.000%	7/27/27	430	413
[9]	Bermuda	5.603%	7/20/20	455	472
[9]	Bermuda	4.138%	1/3/23	200	201
[9]	Bermuda	4.854%	2/6/24	200	204
[9]	BOC Aviation Ltd.	2.375%	9/15/21	350	335
	Caixa Economica Federal	4.500%	10/3/18	530	530
	CCBL Cayman Corp. Ltd.	3.250%	7/28/20	500	494
[9]	CDP Financial Inc.	4.400%	11/25/19	1,540	1,574
[9]	CDP Financial Inc.	3.150%	7/24/24	670	662
	Centrais Eletricas Brasileiras SA	5.750%	10/27/21	200	195
[3]	City of Buenos Aires	8.950%	2/19/21	300	306
	CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	200	197
[9]	CNPC General Capital Ltd.	2.750%	5/14/19	235	234
	Corp. Andina de Fomento	2.200%	7/18/20	1,614	1,583
	Corp. Andina de Fomento	2.125%	9/27/21	755	727
	Corp. Andina de Fomento	4.375%	6/15/22	750	777
	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	200	202
[9]	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	150	152
[9]	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	400	404
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	780	786
	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	231	225
	Corp. Nacional del Cobre de Chile	4.500%	8/13/23	200	205
[9]	CPPIB Capital Inc.	1.250%	9/20/19	1,763	1,734
[9,21] Dexia Credit Local SA		2.250%	1/30/19	1,225	1,224
[9]	Dexia Credit Local SA	2.500%	1/25/21	2,450	2,419
[9,21] Dexia Credit Local SA		1.875%	9/15/21	235	226
[9]	Dexia Credit Local SA	2.375%	9/20/22	250	242
[3]	Dominican Republic	7.500%	5/6/21	500	526
	Dominican Republic	6.500%	2/15/48	267	254
	Ecopetrol SA	7.625%	7/23/19	1,000	1,042
[9]	Electricite de France SA	2.150%	1/22/19	810	807
	Emirate of Abu Dhabi	3.125%	10/11/27	1,500	1,397
	Equinor ASA	2.250%	11/8/19	500	496
	Export-Import Bank of China	2.500%	7/31/19	200	199
	Export-Import Bank of India	2.750%	4/1/20	200	196
	Export-Import Bank of India	2.750%	8/12/20	200	196
	Export-Import Bank of Korea	2.875%	9/17/18	300	300
[11]	Export-Import Bank of Korea	3.019%	5/26/19	285	285
	Export-Import Bank of Korea	2.375%	8/12/19	450	447
	Export-Import Bank of Korea	1.500%	10/21/19	1,345	1,317
[11]	Export-Import Bank of Korea	2.822%	10/21/19	200	200
	Export-Import Bank of Korea	5.125%	6/29/20	500	517
	Export-Import Bank of Korea	4.375%	9/15/21	200	205
	Export-Import Bank of Korea	3.000%	11/1/22	400	389
[11]	Export-Import Bank of Korea	3.288%	11/1/22	200	201
	Federative Republic of Brazil	5.000%	1/27/45	200	159
	First Abu Dhabi Bank PJSC	3.000%	8/13/19	500	499
[9]	Fondo MIVIVIENDA SA	3.375%	4/2/19	500	499

	Fondo MIVIVIENDA SA	3.375%	4/2/19	150	150
	Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	200	208
	ICBCIL Finance Co. Ltd.	2.600%	11/13/18	200	200
	ICBCIL Finance Co. Ltd.	4.025%	11/13/18	200	201
[9]	ICBCIL Finance Co. Ltd.	2.375%	5/19/19	200	198
	ICBCIL Finance Co. Ltd.	3.250%	3/17/20	200	198
	ICBCIL Finance Co. Ltd.	3.000%	4/5/20	560	552
	Industrial & Commercial Bank of China
	Ltd.	1.875%	5/23/19	200	197
	Industrial & Commercial Bank of China
	Ltd.	3.231%	11/13/19	650	648
[11]	Industrial & Commercial Bank of China
	Ltd.	3.113%	11/8/20	500	500
	Industrial & Commercial Bank of
	China Ltd.	2.905%	11/13/20	250	246
[22]	Japan Bank for International
	Cooperation	1.750%	7/31/18	700	700
[22]	Japan Bank for International
	Cooperation	2.125%	7/21/20	945	930
[11,22] Japan Bank for International
	Cooperation	2.752%	7/21/20	144	145
[22]	Japan Finance Organization for
	Municipalities	4.000%	1/13/21	250	255
	KazMunayGas National Co. JSC	9.125%	7/2/18	2,285	2,285
[9]	KazMunayGas National Co. JSC	3.875%	4/19/22	280	275
[9]	KazMunayGas National Co. JSC	6.375%	10/24/48	400	407
	Kingdom of Saudi Arabia	2.375%	10/26/21	1,305	1,253
[9,18] Kingdom of Spain		1.400%	4/30/28	448	526
[9,18] Kingdom of Spain		2.700%	10/31/48	3,852	4,679
[11]	Korea Development Bank	2.658%	7/3/19	930	930
	Korea Development Bank	1.375%	9/12/19	525	515
	Korea Development Bank	2.500%	3/11/20	200	197
	Korea Gas Corp.	2.875%	7/29/18	200	200
	Korea National Oil Corp.	2.750%	1/23/19	350	350
[9]	Korea Southern Power Co. Ltd.	3.000%	1/29/21	495	487
[9]	Korea Western Power Co. Ltd.	2.875%	10/10/18	200	200
	KSA Sukuk Ltd.	2.894%	4/20/22	1,935	1,880
	National Savings Bank	8.875%	9/18/18	514	517
[9]	Nederlandse Waterschapsbank NV	1.250%	9/9/19	475	467
	NongHyup Bank	2.625%	11/1/18	200	200
	North American Development Bank	2.300%	10/10/18	150	150
	NTPC Ltd.	4.250%	2/26/26	200	193
[9]	OCP SA	5.625%	4/25/24	200	205
[9]	Ontario Teachers’ Cadillac Fairview
	Properties Trust	3.125%	3/20/22	1,326	1,308
[9]	Ontario Teachers’ Cadillac Fairview
	Properties Trust	3.875%	3/20/27	200	198
	Ooredoo International Finance Ltd.	7.875%	6/10/19	430	448
	Ooredoo Tamweel Ltd.	3.039%	12/3/18	1,140	1,138
[9]	Perusahaan Penerbit SBSN Indonesia II 4.000%		11/21/18	200	201
	Petrobras Global Finance BV	6.125%	1/17/22	866	882
	Petrobras Global Finance BV	4.375%	5/20/23	48	45
[9]	Petrobras Global Finance BV	5.299%	1/27/25	832	768
	Petrobras Global Finance BV	7.375%	1/17/27	385	385
	Petroleos Mexicanos	8.000%	5/3/19	5,079	5,259
	Petroleos Mexicanos	6.000%	3/5/20	241	249
	Petroleos Mexicanos	5.500%	1/21/21	4,644	4,763
	Petroleos Mexicanos	6.500%	3/13/27	640	657
[9]	Petroleos Mexicanos	5.350%	2/12/28	800	759
[18]	Petroleos Mexicanos	4.750%	2/26/29	480	560
	Petronas Capital Ltd.	5.250%	8/12/19	250	256
	Petronas Global Sukuk Ltd.	2.707%	3/18/20	200	198
[9,18] Portugal Obrigacoes do Tesouro OT		2.125%	10/17/28	1,600	1,925
	Province of Alberta	1.900%	12/6/19	630	621
[9]	Province of Alberta	1.750%	8/26/20	3,734	3,646
	Province of Nova Scotia	8.250%	7/30/22	315	372
	Province of Ontario	3.000%	7/16/18	275	275
	Province of Ontario	1.625%	1/18/19	1,480	1,473
	Province of Ontario	2.000%	1/30/19	382	381

Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Province of Ontario	1.250%	6/17/19	595	587
	Province of Ontario	4.400%	4/14/20	629	646
	Province of Ontario	1.875%	5/21/20	230	226
[12]	Province of Quebec	2.460%	9/21/20	400	401
	Province of Quebec	2.750%	8/25/21	715	710
[3,9] Ras Laffan Liquefied Natural Gas Co.
	Ltd. II	5.298%	9/30/20	55	56
[3]	Ras Laffan Liquefied Natural Gas Co.
	Ltd. II	5.298%	9/30/20	201	205
	Republic of Colombia	7.375%	3/18/19	5,647	5,823
	Republic of Colombia	4.375%	7/12/21	1,600	1,638
[3]	Republic of Colombia	5.000%	6/15/45	200	196
	Republic of Croatia	6.750%	11/5/19	3,076	3,204
	Republic of Guatemala	5.750%	6/6/22	385	399
	Republic of Hungary	4.000%	3/25/19	200	201
	Republic of Hungary	6.250%	1/29/20	2,811	2,941
	Republic of Hungary	6.375%	3/29/21	730	780
	Republic of Hungary	5.750%	11/22/23	295	317
	Republic of Indonesia	11.625%	3/4/19	200	211
	Republic of Indonesia	4.875%	5/5/21	1,120	1,151
[9]	Republic of Indonesia	3.700%	1/8/22	400	396
	Republic of Indonesia	3.750%	4/25/22	400	396
	Republic of Indonesia	5.875%	1/15/24	1,020	1,093
	Republic of Kazakhstan	4.875%	10/14/44	200	195
	Republic of Korea	7.125%	4/16/19	200	207
	Republic of Lithuania	7.375%	2/11/20	3,570	3,808
[9]	Republic of Lithuania	6.125%	3/9/21	195	209
	Republic of Lithuania	6.125%	3/9/21	1,205	1,288
	Republic of Panama	9.375%	4/1/29	55	77
	Republic of Paraguay	5.600%	3/13/48	200	196
	Republic of Poland	6.375%	7/15/19	1,115	1,155
	Republic of Poland	5.125%	4/21/21	690	725
	Republic of Poland	5.000%	3/23/22	1,020	1,076
	Republic of Romania	6.750%	2/7/22	122	133
	Republic of Romania	4.375%	8/22/23	132	133
	Republic of Serbia	5.875%	12/3/18	1,794	1,810
	Republic of Serbia	4.875%	2/25/20	695	705
	Republic of Slovenia	5.500%	10/26/22	280	303
[9]	Republic of Slovenia	5.250%	2/18/24	300	325
	Republic of the Philippines	8.375%	6/17/19	890	933
	Republic of the Philippines	9.500%	2/2/30	250	364
	Republic of Turkey	7.000%	3/11/19	965	978
	Republic of Turkey	7.500%	11/7/19	250	257
	Republic of Turkey	7.000%	6/5/20	3,817	3,908
	Republic of Turkey	5.750%	3/22/24	215	207
	Republic of Turkey	4.250%	4/14/26	100	86
	Republic of Turkey	6.125%	10/24/28	454	426
	Russian Federation	4.375%	3/21/29	200	193
	Russian Federation	5.250%	6/23/47	1,000	962
	SABIC Capital II BV	2.625%	10/3/18	400	399
	Serbia International Bond	7.250%	9/28/21	950	1,036
	Sinopec Group Overseas Development
	2013 Ltd.	2.500%	10/17/18	235	235
	Sinopec Group Overseas Development
	2013 Ltd.	4.375%	10/17/23	400	409
[9]	Sinopec Group Overseas Development
	2013 Ltd.	4.375%	10/17/23	600	613
	Sinopec Group Overseas Development
	2014 Ltd.	4.375%	4/10/24	300	306
	Sinopec Group Overseas Development
	2015 Ltd.	2.500%	4/28/20	200	197
[9]	Sinopec Group Overseas Development
	2017 Ltd.	2.375%	4/12/20	785	772
	State Bank of India	3.275%	4/6/20	1,100	1,102
	State of Israel	4.000%	6/30/22	845	866
	State of Israel	3.150%	6/30/23	200	197
	State of Israel	2.875%	3/16/26	215	204
	State of Israel	3.250%	1/17/28	918	883
	State of Kuwait	2.750%	3/20/22	1,148	1,118
	State of Qatar	6.550%	4/9/19	410	421

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
State of Qatar	5.250%	1/20/20	1,000	1,029
State of Qatar	3.875%	4/23/23	200	200
State of Qatar	5.103%	4/23/48	200	199
Sultanate of Oman	5.375%	3/8/27	200	188
[9] Temasek Financial I Ltd.	4.300%	10/25/19	250	254
YPF SA	8.875%	12/19/18	155	157
Total Sovereign Bonds (Cost $136,428)				134,444
Taxable Municipal Bonds (0.1%)
California Department of Water
Resources Water System Revenue
(Central Valley Project)	1.871%	12/1/19	5	5
California GO	6.200%	10/1/19	350	365
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	2.107%	7/1/18	150	150
JobsOhio Beverage System Statewide
Liquor Profits Revenue	2.217%	1/1/19	150	150
Louisiana Local Government
Environmental Facilities & Community
Development Authority Revenue
2010-EGSL	3.220%	2/1/21	169	169
Louisiana Local Government
Environmental Facilities & Community
Development Authority Revenue
2010-ELL	3.450%	2/1/22	199	200
San Jose California Redevelopment
Agency Successor Agency Tax
Allocation	1.898%	8/1/18	527	527
San Jose California Redevelopment
Agency Successor Agency Tax
Allocation	2.098%	8/1/19	411	409
University of California Revenue	1.745%	5/15/19	250	248
Total Taxable Municipal Bonds (Cost $2,224)				2,223
Convertible Preferred Stocks (0.0%)
[13,16] Lehman Brothers Holdings Inc. Pfd.
(Cost $694)	7.250%	Perpetual	700	—

			Shares
Temporary Cash Investments (3.1%)
Money Market Fund (0.8%)
[23] Vanguard Market Liquidity Fund	2.122% 128,468			12,848

			Face
			Amount
			($000)
Certificates of Deposit (0.3%)
Cooperatieve Rabobank UA	1.980%	10/25/19	6,185	6,106

Commercial Paper (2.0%)
[9,24] Air Liquide US LLC	2.471%	11/19/18	500	495
[9,24] CNH Industrial Capital LLC	3.023%	7/9/18	850	850
[9,24] CNH Industrial Capital LLC	3.023%	7/10/18	210	210
[24] Engie SA	1.937%	11/8/18	1,155	1,146
[24] Eni Finance USA Inc.	2.365%	11/30/18	1,260	1,246
[24] Eni Finance USA Inc.	2.490%	1/29/19	500	492
[9,24] Eni Finance USA Inc.	2.489%	2/1/19	3,810	3,748
[9,24] ERP Operating LP	2.339%	10/1/18	350	348
[9,24] JP Morgan Securities LLC	2.344%	1/28/19	5,520	5,437
[24] KFW	2.103%	1/17/19	6,170	6,091
[9,24] KFW	2.098%	1/18/19	2,455	2,423
[9,24] KFW	2.103%	1/22/19	7,450	7,352
[9,24] UBS AG	2.270%	1/11/19	2,275	2,245
[9,24] Vodafone Group plc	1.770%	9/4/18	250	249
				32,332
Total Temporary Cash Investments (Cost $51,406)				51,286
Total Investments (99.4%) (Cost $1,643,292) 1,621,535

Short-Term Investment-Grade Portfolio

				Notional	Market
	Expiration		Exercise	Amount	Value •
	Date	Contracts	Price	($000)	($000)
Liability for Options Written (0.0%)
Written Options on Futures (0.0%)
Call Options on
10-Year U.S.
Treasury Note
Futures Contracts	7/13/18	14	USD 119.75	1,677	(8)
Call Options on
10-Year U.S.
Treasury Note
Futures Contracts	7/13/18	14	USD 120.50	1,687	(3)
Call Options on
10-Year U.S.
Treasury Note
Futures Contracts	7/27/18	14	USD 119.00	1,666	(18)
Call Options on
10-Year U.S.
Treasury Note
Futures Contracts	7/27/18	14	USD 119.50	1,673	(12)
Call Options on
10-Year U.S.
Treasury Note
Futures Contracts	7/27/18	14	USD 120.00	1,680	(8)
Call Options on
10-Year U.S.
Treasury Note
Futures Contracts	7/27/18	14	USD 120.50	1,687	(5)
Call Options on
10-Year U.S.
Treasury Note
Futures Contracts	8/24/18	57	USD 121.00	6,897	(21)
Put Options on
10-Year U.S.
Treasury Note
Futures Contracts	7/13/18	14	USD 120.50	1,687	(7)
Put Options on
10-Year U.S.
Treasury Note
Futures Contracts	7/13/18	14	USD 119.75	1,677	(2)
Put Options on
10-Year U.S.
Treasury Note
Futures Contracts	7/27/18	14	USD 120.50	1,687	(9)
Put Options on
10-Year U.S.
Treasury Note
Futures Contracts	7/27/18	14	USD 120.00	1,680	(5)
Put Options on
10-Year U.S.
Treasury Note
Futures Contracts	7/27/18	14	USD 119.50	1,673	(3)
Put Options on
10-Year U.S.
Treasury Note
Futures Contracts	7/27/18	14	USD 119.00	1,666	(1)
Total Written Options on Futures (Premiums Received $106)					(102)

				Notional
Amount on
Underlying					Market
		Expiration	Exercise	Swap	Value•
Counterparty		Date	Rate	($000)	($000)
Written Swaptions on Credit Default Index (0.0%)
Call Swaptions on
CDX-NA-IG-S30-V1
5-Year Index	DBAG	7/18/18	67.50%	3,410	(4)
Call Swaptions on
CDX-NA-IG-S30-V1
5-Year Index	GSI	8/15/18	67.50%	3,485	(6)
Put Swaptions on
CDX-NA-IG-S30-V1
5-Year Index	DBAG	7/18/18	67.50%	3,410	(4)
Put Swaptions on
CDX-NA-IG-S30-V1
5-Year Index	GSI	8/15/18	72.50%	3,485	(5)
Total Written Swaptions on Credit Default Index (Premiums Received $24) (19)
Total Liability on Options Written (Premiums Received $130)					(121)

Amount
($000)
Other Assets and Other Liabilities (0.6%)
Other Assets
Investment in Vanguard	85
Receivables for Investment Securities Sold	3,907
Receivables for Accrued Income	10,899
Receivables for Capital Shares Issued	626
Variation Margin Receivable—Futures Contracts	29
Variation Margin Receivable—CC Swap Contracts	14
Unrealized Appreciation—Forward Currency Contracts	224
Unrealized Appreciation—OTC Swap Contracts	264
Other Assets	174
Total Other Assets	16,222
Other Liabilities
Payables for Investment Securities Purchased	(4,355)
Payables for Capital Shares Redeemed	(883)
Payables to Vanguard	(830)
Variation Margin Payable—Futures Contracts	(54)
Variation Margin Payable—CC Swap Contracts	(4)
Unrealized Depreciation—Forward Currency Contracts	(42)
Unrealized Depreciation—OTC Swap Contracts	(262)
Other Liabilities	(632)
Total Other Liabilities	(7,062)
Net Assets (100%)
Applicable to 156,826,217 outstanding $.001 par value shares of beneficial interest (unlimited authorization) 1,630,574
Net Asset Value Per Share	$10.40

Short-Term Investment-Grade Portfolio

At June 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,642,142
Undistributed Net Investment Income	20,024
Accumulated Net Realized Losses	(9,534)
Unrealized Appreciation (Depreciation)
Investment Securities	(21,757)
Futures Contracts	(189)
Options[25]	9
Swap Contracts	(298)
Forward Currency Contracts	182
Foreign Currencies	(5)
Net Assets	1,630,574

• See Note A in Notes to Financial Statements.
1 Securities with a value of $1,189,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $719,000 have been segregated as initial margin for open cleared swap contracts.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Adjustable-rate security based upon one-year Constant Maturity Treasury yield plus spread.
6 Adjustable-rate security based upon 12-month USD LIBOR plus spread.
7 Inverse floating rate interest-only security whose interest rate is derived by subtracting 1-month
USD LIBOR from a given cap.
8 Interest-only security.
9 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
At June 30, 2018, the aggregate value of these securities was $350,529,000, representing 21.5%
of net assets.
10 Security made only partial principal and/or interest payments during the period ended
June 30, 2018.
11 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
12 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
13 Security value determined using significant unobservable inputs.
14 Face amount denominated in Australian dollars.
15 Face amount denominated in British pounds.
16 Non-income-producing security—security in default.
17 Adjustable-rate security based upon 3-month AUD Australian Bank Bill Rate plus spread.
18 Face amount denominated in euro.
19 Scheduled principal and interest payments are guaranteed by bank letter of credit.
20 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance
Association.
21 Guaranteed by multiple countries.
22 Guaranteed by the Government of Japan.
23 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
24 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other
“accredited investors.” At June 30, 2018, the aggregate value of these securities was
$32,332,000, representing 2.0% of net assets.
25 Unrealized appreciation (depreciation) on options on futures contracts is required to be treated as realized gain (loss) for tax purposes. Unrealized appreciation (depreciation) on open credit default swaptions is generally treated the same for financial reporting and tax purposes.
CC—Centrally Cleared.
DBAG—Deutsche Bank AG.
GO—General Obligation Bond.
GSI—Goldman Sachs International.
OTC—Over-the-Counter.
USD—U.S. dollar.

Short-Term Investment-Grade Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	September 2018	673	76,464	97
2-Year U.S. Treasury Note	September 2018	87	18,429	2
Euro-BTP	September 2018	1	149	1
				100

Short Futures Contracts
10-Year U.S. Treasury Note	September 2018	(222)	(26,682)	(54)
Ultra 10-Year U.S. Treasury Note	September 2018	(109)	(13,978)	(27)
Euro-Bund	September 2018	(39)	(7,403)	(55)
Euro-Buxl	September 2018	(31)	(6,433)	(133)
30-Year U.S. Treasury Bond	September 2018	(26)	(3,770)	(5)
Ultra Long U.S. Treasury Bond	September 2018	(20)	(3,191)	5
Long Gilt	September 2018	(13)	(2,111)	(5)
AUD 3-Year Treasury Bond	September 2018	(16)	(1,318)	(3)
Euro-Bobl	September 2018	(7)	(1,081)	(6)
AUD 10-Year Treasury Bond	September 2018	(8)	(766)	(6)
				(289)
				(189)

Unrealized appreciation (depreciation) on open futures contracts, except for AUD 3-Year Treasury Bond and AUD 10-Year Treasury Bond futures contracts, is required to be treated as realized gain (loss) for tax purposes. Unrealized appreciation (depreciation) for AUD 3-Year Treasury Bond and AUD 10-Year Treasury Bond futures contracts are generally treated the same for financial reporting and tax purposes.

Short-Term Investment-Grade Portfolio

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	7/16/18	EUR	364	USD	430	(5)
Toronto-Dominion Bank	7/16/18	EUR	294	USD	347	(3)
BNP Paribas	7/16/18	EUR	181	USD	210	2
Barclays Capital	7/16/18	GBP	94	USD	125	(1)
JPMorgan Chase Bank, N.A.	7/16/18	GBP	93	USD	124	(1)
Deutsche Bank AG	7/16/18	EUR	35	USD	41	—
JPMorgan Chase Bank, N.A.	7/16/18	USD	11,878	EUR	10,087	84
JPMorgan Chase Bank, N.A.	7/16/18	USD	4,631	AUD	6,110	109
Toronto-Dominion Bank	7/16/18	USD	2,659	GBP	2,003	14
Goldman Sachs Bank AG	7/16/18	USD	2,382	EUR	2,047	(12)
JPMorgan Chase Bank, N.A.	7/16/18	USD	2,351	EUR	2,027	(19)
JPMorgan Chase Bank, N.A.	7/16/18	USD	1,137	GBP	851	13
Deutsche Bank AG	7/16/18	USD	154	EUR	131	1
Deutsche Bank AG	7/16/18	USD	75	EUR	65	(1)
Bank of America, N.A.	7/16/18	USD	50	EUR	42	1
						182
AUD—Australian dollar.
EUR—euro.
GBP—British pound.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

Centrally Cleared Credit Default Swaps
			Periodic
			Premium		Unrealized
			Received		Appreciation
	Termination	Notional Amount	(Paid)[1]	Value	(Depreciation)
Reference Entity	Date	(000)	(%)	($000)	($000)
Credit Protection Sold
iTraxx Europe Senior
Financials-S29-V1	6/20/23	EUR 2,700	1.000	15	1

Credit Protection Purchased
CDX-NA-IG-S30-V1	6/20/23	USD 173	(1.000)	(3)	—
				12	1

1 Periodic premium received/paid quarterly. EUR—euro. USD—U.S. dollar.

Short-Term Investment-Grade Portfolio

Over-the-Counter Credit Default Swaps
						Remaining
				Premium		Up-Front
				Periodic		Premium	Unrealized
			Notional	Received		Received	Appreciation
	Termination		Amount	(Paid) [2]	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
Anheuser-Busch
InBev NV/A3	12/20/23	BARC	1,000[1]	1.000	9	(26)	(17)
Anheuser-Busch
InBev NV/A3	12/20/23	BARC	300[1]	1.000	3	(6)	(3)
Anheuser-Busch
InBev NV/A3	12/20/23	BARC	300[1]	1.000	3	(8)	(5)
Anheuser-Busch
InBev NV/A3	12/20/23	GSI	400[1]	1.000	4	(9)	(5)
Berkshire Hathaway
Inc./Aa2	6/20/21	GSI	160	1.000	3	(1)	2
Berkshire Hathaway
Inc./Aa2	6/20/21	JPMC	245	1.000	5	(1)	4
Berkshire Hathaway
Inc./Aa2	12/20/21	GSI	350	1.000	6	(2)	4
Berkshire Hathaway
Inc./Aa2	6/20/22	BARC	835	1.000	15	(11)	4
Berkshire Hathaway
Inc./Aa2	12/20/22	BARC	415	1.000	7	(6)	1
Comcast Corp./A3	12/20/22	GSI	330	1.000	5	(8)	(3)
Comcast Corp./A3	6/20/23	GSI	1,300	1.000	17	(19)	(2)
Federative Republic
of Brazil/Ba2	9/20/18	BNPSW	490	1.000	—	—	—
General Electric
Capital Corp./A2	12/20/19	DBAG	710	1.000	7	(4)	3
International Lease
Finance Corp./Baa3	6/20/22	BARC	555	1.000	4	—	4
Metlife Inc./A3	12/20/20	GSCM	350	1.000	6	—	6
Metlife Inc./A3	12/20/21	BARC	160	1.000	3	—	3
Ministry of Finance
Malaysia/A3	6/20/23	CITNA	260	1.000	(1)	1	—
People’s Republic of
China/A1	6/20/22	BNPSW	665	1.000	11	(4)	7
People’s Republic of
China/A1	6/20/23	BARC	504	1.000	7	(7)	—
People’s Republic of
China/A1	6/20/23	GSI	775	1.000	14	(13)	1
Republic of Chile/Aa3	6/20/23	BNPSW	1,250	1.000	20	(28)	(8)
Republic of Indonesia/
Baa2	6/20/23	BARC	520	1.000	(9)	7	(2)
Republic of Indonesia/
Baa2	6/20/23	BNPSW	240	1.000	(4)	—	(4)
Southern Co./Baa2	6/20/22	JPMC	3,270	1.000	53	(44)	9
United Mexican
States/A3	6/20/23	BARC	240	1.000	(4)	5	1
United Mexican
States/A3	6/20/23	DBAG	135	1.000	(2)	3	1
Verizon
Communications
Inc./Baa1	12/20/22	GSI	835	1.000	11	(13)	(2)
					193	(194)	(1)

Short-Term Investment-Grade Portfolio

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
Notional				Received		Received	Appreciation
	Termination		Amount	(Paid) [2]	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Purchased
Aetna Inc.	12/20/19	CSFBI	475	(1.000)	(7)	5	(2)
Aetna Inc.	6/20/20	GSCM	470	(1.000)	(8)	7	(1)
Altria Group Inc.	12/20/21	GSI	1,740	(1.000)	(44)	36	(8)
Altria Group Inc.	12/20/21	GSI	350	(1.000)	(9)	7	(2)
Altria Group Inc.	12/20/21	GSI	230	(1.000)	(6)	5	(1)
American International
Group Inc.	6/20/20	BOANA	280	(1.000)	(4)	2	(2)
American International
Group Inc.	6/20/20	BOANA	280	(1.000)	(4)	2	(2)
American International
Group Inc.	12/20/20	GSCM	350	(1.000)	(6)	4	(2)
American International
Group Inc.	12/20/20	GSCM	175	(1.000)	(3)	(1)	(4)
Autozone Inc.	12/20/20	GSCM	240	(1.000)	(4)	4	-
Banco Bilbao Vizcaya
Argentaria SA	6/20/21	BOANA	585	(1.000)	(4)	(3)	(7)
Bank of America Corp.	3/20/20	GSCM	520	(1.000)	(7)	3	(4)
Bank of China Ltd.	12/20/21	BNPSW	300	(1.000)	(4)	(1)	(5)
Bank of China Ltd.	6/20/22	BNPSW	665	(1.000)	(9)	-	(9)
Bank of China Ltd.	6/20/23	BNPSW	515	(1.000)	(4)	8	4
Barclays Bank plc	6/20/22	BOANA	845[1]	(1.000)	(19)	14	(5)
Barclays Bank plc	6/20/22	CSFBI	845[1]	(1.000)	(19)	15	(4)
Barclays Bank plc	12/20/22	CITNA	334[1]	(1.000)	15	(12)	3
CECONOMY AG	6/20/22	BARC	580[1]	(1.000)	(4)	(1)	(5)
CECONOMY AG	6/20/22	BARC	415[1]	(1.000)	(2)	(1)	(3)
CECONOMY AG	6/20/22	BARC	415[1]	(1.000)	(2)	(1)	(3)
CECONOMY AG	6/20/22	BARC	165[1]	(1.000)	(1)	-	(1)
CECONOMY AG	6/20/22	BARC	165[1]	(1.000)	(1)	-	(1)
CECONOMY AG	6/20/22	BARC	165[1]	(1.000)	(1)	(1)	(2)
Commerzbank AG	6/20/21	BOANA	590	(1.000)	(8)	(4)	(12)
CVS Health Corp.	12/20/20	BOANA	240	(1.000)	(4)	4	-
CVS Health Corp.	12/20/20	BOANA	240	(1.000)	(4)	4	-
CVS Health Corp.	12/20/20	BOANA	120	(1.000)	(2)	1	(1)
CVS Health Corp.	12/20/20	BOANA	120	(1.000)	(2)	2	-
CVS Health Corp.	12/20/21	BARC	465	(1.000)	(9)	11	2
CVS Health Corp.	12/20/21	BARC	160	(1.000)	(3)	3	-
CVS Health Corp.	12/20/21	JPMC	700	(1.000)	(13)	14	1
Deutsche Bank AG	12/20/22	JPMC	830	(1.000)	21	4	25
Dominion Energy Inc.	12/20/20	JPMC	2,420	(1.000)	(47)	43	(4)
Dominion Energy Inc.	12/20/20	JPMC	2,420	(1.000)	(47)	41	(6)
Dominion Energy Inc.	6/20/22	JPMC	410	(1.000)	(9)	11	2
EI du Pont de
Nemours & Co.	12/20/20	JPMC	625	(1.000)	(12)	8	(4)
Exelon Corp.	6/20/22	JPMC	655	(1.000)	(17)	17	-
Exelon Corp.	6/20/22	JPMC	410	(1.000)	(11)	11	-
Federal Express Corp.	12/20/18	GSCM	520	(1.000)	(3)	1	(2)
Federative Republic of
Brazil	12/20/22	CITNA	214	(1.000)	12	(6)	6
Federative Republic of
Brazil	6/20/23	BNPSW	13	(1.000)	1	-	1
Federative Republic of
Brazil	6/20/23	BOANA	200	(1.000)	14	(6)	8

Short-Term Investment-Grade Portfolio

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
	Termination		Amount	(Paid) [2]	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Federative Republic of
Brazil	12/20/25	BOANA	578	(1.000)	74	(124)	(50)
Federative Republic of
Brazil	12/20/25	GSCM	275	(1.000)	35	(55)	(20)
Lincoln National Corp.	6/20/21	BARC	80	(1.000)	(1)	1	—
Lincoln National Corp.	6/20/21	BARC	80	(1.000)	(2)	(1)	(3)
Lincoln National Corp.	12/20/21	BARC	160	(1.000)	(3)	—	(3)
McDonald’s Corp.	6/20/22	GSI	675	(1.000)	(19)	17	(2)
McKesson Corp.	3/20/19	JPMC	430	(1.000)	(3)	2	(1)
McKesson Corp.	3/20/19	JPMC	430	(1.000)	(3)	2	(1)
Raytheon Co.	12/20/21	GSI	585	(1.000)	(17)	15	(2)
Raytheon Co.	12/20/21	GSI	580	(1.000)	(17)	15	(2)
Republic of Korea	9/20/18	JPMC	200	(1.000)	—	—	—
Republic of Turkey	3/20/19	BNPSW	485	(1.000)	3	—	3
Republic of Turkey	3/20/19	BNPSW	480	(1.000)	3	—	3
Republic of Turkey	12/20/19	GSCM	825	(1.000)	13	(7)	6
Republic of Turkey	12/20/19	GSCM	815	(1.000)	13	(7)	6
Republic of Turkey	6/20/20	BNPSW	1,200	(1.000)	28	(6)	22
Republic of Turkey	6/20/20	BNPSW	615	(1.000)	14	(5)	9
Republic of Turkey	6/20/20	BNPSW	490	(1.000)	11	(1)	10
Republic of Turkey	6/20/20	GSCM	500	(1.000)	12	(2)	10
Republic of Turkey	6/20/23	BNPSW	1,600	(1.000)	130	(71)	59
Republic of Turkey	6/20/23	GSI	400	(1.000)	32	(17)	15
Royal Bank of Scotland
plc	12/20/20	BNPSW	430	(1.000)	(7)	2	(5)
Sempra Energy	6/20/22	JPMC	655	(1.000)	(16)	17	1
Sempra Energy	6/20/22	JPMC	410	(1.000)	(10)	11	1
Societe Generale SA	12/20/21	JPMC	235	(1.000)	(4)	1	(3)
Standard Chartered
Bank	12/20/21	JPMC	395	(1.000)	(9)	—	(9)
State of Qatar	6/20/22	CITNA	50	(1.000)	—	(1)	(1)
United Mexican States	12/20/18	DBAG	100	(1.000)	—	—	—
UnitedHealth Group Inc.	12/20/19	CSFBI	475	(1.000)	(7)	5	(2)
UnitedHealth Group Inc.	6/20/20	CSFBI	470	(1.000)	(8)	7	(1)
Walt Disney Co.	12/20/22	CITNA	330	(1.000)	(9)	9	—
Walt Disney Co.	6/20/23	CITNA	835	(1.000)	(21)	25	4
Walt Disney Co.	6/20/23	CITNA	500	(1.000)	(12)	16	4
Walt Disney Co.	6/20/23	CITNA	335	(1.000)	(8)	10	2
Walt Disney Co.	6/20/23	GSI	1,730	(1.000)	(43)	50	7
Wells Fargo & Co.	9/20/20	BOANA	620	(1.000)	(10)	6	(4)
					(161)	164	3
					32	(30)	2

The notional amount represents the maximum potential amount the portfolio could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Notional amount denominated in euro.
2 Periodic premium received/paid quarterly.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CITNA—Citibank N.A.
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
GSI—Goldman Sachs International.
JPMC—JP Morgan Chase Bank.

Short-Term Investment-Grade Portfolio

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest	Interest
			Rate	Rate		Unrealized
	Future	Notional	Received	Received		Appreciation
	Effective	Amount	(Paid)[2]	(Paid)	Value	(Depreciation)
Termination Date	Date	($000)	(%)	(%)	($000)	($000)
7/16/19	N/A	2,000	2.088	(2.348)[3]	(11)	(11)
9/19/19	9/19/18[1]	5,223	2.000	(0.000)[3]	(37)	—
11/21/19	N/A	3,250	1.891	(2.331)[3]	(36)	(36)
6/30/20	10/3/18[1]	23,466	2.871	(0.000)[3]	10	10
9/21/20	9/19/18[1]	1,868	(2.250)	0.000[3]	22	—
12/18/20	N/A	4,840	2.117	(2.335)[3]	(83)	(83)
12/18/20	N/A	2,430	2.110	(2.335)[3]	(42)	(42)
9/20/21	9/19/18[1]	2,937	(2.250)	0.000[3]	55	(1)
9/20/21	9/19/18[1]	1,016	(2.920)	0.000[3]	—	—
9/19/22	9/19/18[1]	5,959	(2.250)	0.000[3]	150	(6)
9/19/23	9/19/18[1]	1,628	2.250	(0.000)[3]	(51)	3
4/30/25	9/28/18[1]	6,816	(3.034)	0.000[3]	(50)	(51)
9/19/25	9/19/18[1]	8,117	(2.250)	0.000[3]	355	(31)
11/16/43	9/28/18[1]	1,967	(3.098)	0.000[3]	(53)	(53)
					229	(301)

1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Fixed interest payment received/paid semiannually.
3 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/paid quarterly.

Unrealized appreciation (depreciation) on open swap contracts is generally treated the same for financial reporting and tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Portfolio

Statement of Operations

Six Months Ended
June 30, 2018
($000)
Investment Income
Income
Interest[1]	21,876
Total Income	21,876
Expenses
The Vanguard Group—Note B
Investment Advisory Services	93
Management and Administrative	940
Marketing and Distribution	145
Custodian Fees	30
Shareholders’ Reports	3
Trustees’ Fees and Expenses	1
Total Expenses	1,212
Net Investment Income	20,664
Realized Net Gain (Loss)
Investment Securities Sold[1]	(7,217)
Futures Contracts	(881)
Purchased Options	(35)
Written Options	(8)
Swap Contracts	(83)
Forward Currency Contracts	48
Foreign Currencies	25
Realized Net Gain (Loss)	(8,151)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities[1]	(19,339)
Futures Contracts	(163)
Purchased Options	(1)
Written Options	(1)
Swap Contracts	334
Forward Currency Contracts	492
Foreign Currencies	(12)
Change in Unrealized Appreciation
(Depreciation)	(18,690)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(6,177)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $302,000, ($2,000), and $3,000, respectively.

Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,664	32,049
Realized Net Gain (Loss)	(8,151)	(2,779)
Change in Unrealized Appreciation (Depreciation)	(18,690)	1,569
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,177)	30,839
Distributions
Net Investment Income	(28,556)	(28,981)
Realized Capital Gain[1]	—	(2,500)
Total Distributions	(28,556)	(31,481)
Capital Share Transactions
Issued	203,263	428,095
Issued in Lieu of Cash Distributions	28,556	31,481
Redeemed	(170,655)	(226,929)
Net Increase (Decrease) from Capital Share Transactions	61,164	232,647
Total Increase (Decrease)	26,431	232,005
Net Assets
Beginning of Period	1,604,143	1,372,138
End of Period[2]	1,630,574	1,604,143

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $2,500,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $20,024,000 and $27,457,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.63	$10.63	$10.55	$10.63	$10.68	$10.89
Investment Operations
Net Investment Income	.134[1]	. 224[1]	.215	.207	.187	.190
Net Realized and Unrealized Gain (Loss)
on Investments	(.177)	.005	.068	(.088)	(.002)	(.075)
Total from Investment Operations	(.043)	.229	.283	.119	.185	.115
Distributions
Dividends from Net Investment Income	(.187)	(.211)	(.203)	(.197)	(.180)	(.235)
Distributions from Realized Capital Gains	—	(.018)	—	(.002)	(.055)	(.090)
Total Distributions	(.187)	(.229)	(.203)	(.199)	(.235)	(.325)
Net Asset Value, End of Period	$10.40	$10.63	$10.63	$10.55	$10.63	$10.68

Total Return	-0.40%	2.19%	2.72%	1.12%	1.76%	1.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,631	$1,604	$1,372	$1,303	$1,265	$1,121
Ratio of Total Expenses to
Average Net Assets	0.15%	0.16%	0.16%	0.16%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.58%	2.11%	2.05%	1.94%	1.88%	1.81%
Portfolio Turnover Rate	104%	83%	65%	74%	83%	112%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Portfolio

Notes to Financial Statements

Short-Term Investment-Grade Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2018, the portfolio’s average investments in long and short futures contracts represented 6% and 5% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Short-Term Investment-Grade Portfolio

4. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended June 30, 2018, the portfolio’s average investment in forward currency contracts represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The portfolio enters into interest rate swap transactions to adjust the portfolio’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

Short-Term Investment-Grade Portfolio

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The portfolio enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the portfolio trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended June 30, 2018, the portfolio’s average amounts of investments in credit protection sold and credit protection purchased represented 1% and 3% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 4% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The portfolio invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the portfolio loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the portfolio loses an amount equal to the market value of the option written less the premium received.

The portfolio invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

The portfolio invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than

Short-Term Investment-Grade Portfolio

exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended June 30, 2018, the portfolio’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

7. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and for the period ended June 30, 2018, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

8. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

9. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2018, or at any time during the period then ended.

10. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2018, the portfolio had contributed to Vanguard capital in the amount of $85,000, representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Short-Term Investment-Grade Portfolio

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of June 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	227,563	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	343,200	870
Corporate Bonds	—	861,949	—
Sovereign Bonds	—	134,444	—
Taxable Municipal Bonds	—	2,223	—
Convertible Preferred Stocks	—	—	—[2]
Temporary Cash Investments	12,848	38,438	—
Liability for Options Written	(102)	(19)	—
Futures Contracts—Assets[1]	29	—	—
Futures Contracts—Liabilities[1]	(54)	—	—
Forward Currency Contracts—Assets	—	224	—
Forward Currency Contracts—Liabilities	—	(42)	—
Swap Contracts—Assets	14[1]	264	—
Swap Contracts—Liabilities	(4)[1]	(262)	—
Total	12,731	1,607,982	870
1 Represents variation margin on the last day of the reporting period.
2 Market value of convertible preferred stocks based on Level 3 inputs.

D. At June 30, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	29	—	—	29
Variation Margin Receivable—CC Swap
Contracts	13	—	1	14
Unrealized Appreciation—Forward Currency
Contracts	—	224	—	224
Unrealized Appreciation—OTC Swap Contracts	—	—	264	264
Total Assets	42	224	265	531

Liability for Options Written	(102)	—	(19)	(121)
Variation Margin Payable—Futures Contracts	(54)	—	—	(54)
Variation Margin Payable—CC Swap Contracts	(4)	—	—	(4)
Unrealized Depreciation—Forward Currency
Contracts	—	(42)	—	(42)
Unrealized Depreciation—OTC Swap Contracts	—	—	(262)	(262)
Total Liabilities	(160)	(42)	(281)	(483)

Short-Term Investment-Grade Portfolio

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended June 30, 2018, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(881)	—	—	(881)
Options	(131)	—	88	(43)
Forward Currency Contracts	—	48	—	48
Swap Contracts	386	—	(469)	(83)
Realized Net Gain (Loss) on Derivatives	(626)	48	(381)	(959)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(163)	—	—	(163)
Options	(10)	—	8	(2)
Forward Currency Contracts	—	492	—	492
Swap Contracts	(290)	—	624	334
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(463)	492	632	661

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2017, the portfolio had available capital losses totaling $1,120,000 that may be carried forward indefinitely to offset future net capital gains. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2018; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2018, the cost of investment securities for tax purposes was $1,643,306,000. Net unrealized depreciation of investment securities for tax purposes was $21,771,000, consisting of unrealized gains of $1,383,000 on securities that had risen in value since their purchase and $23,154,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2018, the portfolio purchased $491,446,000 of investment securities and sold $441,553,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $266,501,000 and $330,001,000, respectively.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2018	December 31, 2017
	Shares	Shares
	(000)	(000)
Issued	19,413	40,302
Issued in Lieu of Cash Distributions	2,756	3,004
Redeemed	(16,304)	(21,378)
Net Increase (Decrease) in Shares Outstanding	5,865	21,928

At June 30, 2018, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 59% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no events or transactions occurred subsequent to June 30,
2018, that would require recognition or disclosure in these financial statements.

Short-Term Investment-Grade Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Investment-Grade Portfolio	12/31/2017	6/30/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$996.04	$0.74
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.05	0.75

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Short-Term Investment-Grade Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory expenses were also well below the peer-group average. Information about the portfolio’s expenses appears in the About Your Portfolio’s Expenses section as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Short-Term Investment-Grade Portfolio

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Small Company Growth Portfolio

Advisors’ Report

The Small Company Growth Portfolio returned 9.42% for the six months ended June 30, 2018, ahead of the 8.04% return of its benchmark, the Russell 2500 Growth Index, but trailing the 11.63% average return of peer funds. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table on the next page. Each advisor has also prepared a discussion of the investment environment that existed during the half year and its effect on the portfolio’s positioning. These comments were prepared on July 19, 2018.

ArrowMark Partners

Portfolio Managers: Chad Meade, Partner Brian Schaub, CFA, Partner

Volatility returned to the equity market in the first half of 2018, influenced by a backdrop of higher interest rates, geopolitical tensions, and the threat of increased trade barriers. The Federal Reserve also increased its growth outlook for 2018 and, as widely expected, raised its benchmark interest rate twice. Policy-makers signaled they planned to raise rates two more times this year. Based on the Russell family of indexes, small-capitalization growth stocks outperformed large-cap growth stocks, and growth stocks significantly outperformed value stocks across all market-cap ranges.

Our investment process prioritizes the management of risk over the opportunity for return. Our goal is to build an all-weather portfolio that can perform in a variety of market conditions. We look to build a portfolio that can mitigate capital losses on the downside and, secondarily, provide 100% upside participation during market recoveries. We continue to add holdings with predictable and recurring

Total Returns
Six Months Ended
June 30, 2018
Small Company Growth Portfolio	9.42%
Russell 2500 Growth Index	8.04
Variable Insurance Small-Cap Growth Funds Average[1]	11.63

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Small-Cap Growth
	Portfolio	Funds Average
Small Company Growth Portfolio	0.34%	1.01%

revenue streams, strong competitive advantages, large addressable markets, and attractive risk–reward profiles.

Performance during the period was driven almost entirely by strong stock selection, particularly within the health care and financial sectors. Relative performance also benefited from our meaningful underweight to the materials sector, where we own only one company.

We typically avoid this sector because materials companies tend to exhibit levered balance sheets and are more influenced by commodity price swings.

Health care was the largest contributor to overall performance, driven in part by Atara Biotherapeutics and Juno Therapeutics. Atara is a clinical-stage biopharmaceutical company focused on developing T-cell immunotherapies for patients with cancer and autoimmune and viral diseases. It received clearance from the U.S. Food and Drug Administration to begin Phase 3 clinical studies in late December, triggering a rally in the stock that extended through the first quarter. The stock received an additional boost in February when the New England Journal of Medicine published a favorable article.

Juno, a biopharmaceutical company focused on developing cellular immuno-therapies for the treatment of cancer, announced it was being acquired by biotech giant Celgene in a $9 billion deal that was well received by the market.

Notable positions within the financial sector were Financial Engines and LPL Financial Holdings. Financial Engines, a technology-driven investment retirement advisor working with the largest employers and recordkeepers in America, was acquired by Hellman & Friedman at a 32% premium during the period.

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2018, the Small Company Growth
Portfolio’s annualized expense ratio was 0.34%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Small Company Growth Portfolio

LPL is a leading financial services provider for independent advisors and registered investment advisors. We like its ability to migrate advisors from commission-based accounts to fee-based accounts at enhanced economics. Because it is highly leveraged to rising interest rates, LPL benefited from the positive movement in rates over recent quarters. A strong market backdrop and subsequent growth in assets under management also provided a powerful boost.

Investments in the information technology sector, particularly the software and services group, dragged on relative returns. The sector is now our largest underweight position as we have struggled to justify company valuations. Companies disruptive to performance included Switch, a technology infrastructure ecosystem corporation that narrowly missed analysts’ expectations, and Heartland Express, a short-to-medium-haul truckload carrier that suffered from a slow merger process.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of
Alpha Equity Investments

The investment environment

The U.S. economy grew at a rate of 2.0% in the first quarter of 2018, a decrease from the previous quarter’s 2.9%, according to the latest revision at the end of June. Positive contributions to growth came from nonresidential fixed investment, personal consumption, and exports, as well as government spending at the federal, state, and local levels. These were partly offset by negative contributions from residential fixed income and private inventory investment, along with an increase in imports.

Unemployment rose to 4.0% in June versus expectations that it would hold steady at 3.8%. In its June meeting, the Federal Reserve raised its target interest rate to 1.75%–2%, citing a labor market that has continued to strengthen and steadily rising economic activity. The Fed also noted that inflation has moved closer to 2% and expressed concern over the uncertainty of trade policy.

U.S. stock market performance for the period was mixed; five of the 11 industry sectors advanced, led by information technology, consumer discretionary, and energy. Consumer staples, telecommunication services, and industrials performed the worst. Growth stocks exceeded value, and small-capitalization stocks outpaced large- and mid-caps.

Investment objective and strategy

Although our overall performance is affected by the macroeconomic factors we’ve described, our approach to investing focuses on specific stock fundamentals that we believe are more likely to produce outperformance over the long run. Those fundamentals include high quality, management decisions, consistent earnings growth, strong market sentiment, and reasonable valuation.

Using these five themes, we generate a composite rank for all the stocks in our universe each day, seeking to capitalize on investor biases across the market. We then monitor our portfolio, based on those rankings, and adjust when appropriate to maximize expected return while minimizing exposure to risks that our research indicates do not improve returns (such as industry selection and other risks relative to our benchmark).

Our successes and shortfalls

Over the six months, our portfolio produced gains from our management decisions, growth, and sentiment models and, to a lesser extent, our quality model. Our valuation model detracted from performance. Results exceeded the benchmark in seven of 11 sectors and were strongest in consumer discretionary and information technology, followed by financials. Health care, materials, and consumer staples were the weakest relative performers.

The portfolio benefited from Etsy and Square in information technology, Weight Watchers and RH in consumer discretionary, and Medifast in consumer staples. The greatest shortfalls came from Exelixis, ABIOMED, and Nektar Therapeutics in health care, Pilgrim’s Pride in consumer staples, and Extreme Networks in information technology.

Small Company Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
ArrowMark Partners	48	969	The firm uses in-depth fundamental research to
			uncover companies that, in its opinion, can control
			their own economic destiny. It starts by identifying
			businesses with strong competitive advantages in
			industries with high barriers to entry, then narrows
			the focus to companies with large potential markets
			and high-quality business models focused on the
			future. Finally, considerations are made for potential
			downside risk, resulting in a diversified portfolio of
			between 75 and 100 stocks.
Vanguard Quantitative Equity	48	956	Employs a quantitative approach that focuses on
Group			fundamental factors, using models that assess
			valuation, growth prospects, management decisions,
			market sentiment, and earnings and balance-sheet
			quality of companies as compared with their peers.
Cash Investments	4	72	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Small Company Growth Portfolio

Portfolio Profile
As of June 30, 2018

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	426	1,471	3,779
Median Market Cap	$4.2B	$4.4B	$64.B
Price/Earnings Ratio	22.8x	26.2x 20.7x
Price/Book Ratio	4.1x	4.9x	3.0x
Yield[3]	0.5%	0.7%	1.8%
Return on Equity	11.7%	11.3%	15.0%
Earnings Growth Rate	13.5%	16.5%	8.3%
Foreign Holdings	1.8%	0.0%	0.0%
Turnover Rate[4]	76%	—	—
Expense Ratio[5]	0.34%	—	—
Short-Term Reserves	1.5%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.78
Beta	1.05	1.20

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	18.9%	16.6%	13.2%
Consumer Staples	1.6	2.0	6.2
Energy	1.1	1.9	6.1
Financials	6.5	7.4	14.3
Health Care	20.0	22.0	13.7
Industrials	24.1	17.1	10.2
Information Technology	21.8	24.5	24.7
Materials	3.1	5.1	3.1
Real Estate	2.2	2.5	3.8
Telecommunication
Services	0.4	0.7	1.8
Utilities	0.3	0.2	2.9

Ten Largest Holdings[6] (% of total net assets)

TriNet Group Inc.	Human Resource &
	Employment Services	1.9%
Sensata Technologies	Electrical Components
Holding plc	& Equipment	1.3
ServiceMaster Global	Specialized Consumer
Holdings Inc.	Services	1.2
Grand Canyon
Education Inc.	Education Services	1.2
CDW Corp.	Technology
	Distributors	1.2
Hanesbrands Inc.	Apparel, Accessories
	& Luxury Goods	1.2
LPL Financial	Investment Banking
Holdings Inc.	& Brokerage	1.1
Clean Harbors Inc.	Environmental
	& Facilities Services	1.1
Trimble Inc.	Electronic Equipment
	& Instruments	0.9
Sally Beauty
Holdings Inc.	Specialty Stores	0.9
Top Ten		12.0%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 2500 Growth Index.

2 Dow Jones U.S. Total Stock Market Float Adjusted Index.

3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.

4 Annualized.

5 The expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2018, the Small Company Growth Portfolio’s annualized expense ratio was 0.34%.

6 The holdings listed exclude any temporary cash investments and equity index products.

Small Company Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2007–June 30, 2018

Average Annual Total Returns: Periods Ended June 30, 2018

	Inception Date	One Year	Five Years	Ten Years
Small Company Growth Portfolio	6/3/1996	21.46%	14.30%	13.25%

1 Six months ended June 30, 2018.
See Financial Highlights for dividend and capital gains information.

Small Company Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.8%)[1]
Consumer Discretionary (18.1%)
*	ServiceMaster Global
	Holdings Inc.	411,568	24,476
*	Grand Canyon Education
	Inc.	218,446	24,381
	Hanesbrands Inc.	1,083,135	23,851
*	Sally Beauty Holdings Inc. 1,154,620		18,509
	Polaris Industries Inc.	139,851	17,087
*	Skechers U.S.A. Inc.
	Class A	506,909	15,212
	Carter’s Inc.	139,177	15,085
	Dunkin’ Brands Group Inc.	174,186	12,031
	Wolverine World Wide Inc.	279,140	9,706
	Monro Inc.	164,408	9,552
*	Under Armour Inc.	441,951	9,316
	Cinemark Holdings Inc.	247,573	8,685
^,*	RH	59,846	8,361
	National CineMedia Inc.	989,304	8,310
*	Weight Watchers
	International Inc.	80,034	8,091
*	Helen of Troy Ltd.	66,495	6,546
*	NVR Inc.	2,142	6,363
*	Urban Outfitters Inc.	140,908	6,277
*	Deckers Outdoor Corp.	53,955	6,091
	Domino’s Pizza Inc.	20,825	5,876
*	Planet Fitness Inc. Class A	128,698	5,655
	Lear Corp.	29,297	5,444
	Tailored Brands Inc.	208,933	5,332
	World Wrestling
	Entertainment Inc.
	Class A	69,949	5,094
	Bloomin’ Brands Inc.	246,507	4,955
*	Crocs Inc.	278,907	4,912
	Wyndham Hotels &
	Resorts Inc.	80,661	4,745
*	Penn National Gaming Inc.	136,973	4,601
^	PetMed Express Inc.	100,460	4,425
*	MCBC Holdings Inc.	152,762	4,422
	Dick’s Sporting Goods Inc.	124,351	4,383
	Dine Brands Global Inc.	57,906	4,331
*	Michael Kors Holdings Ltd.	64,046	4,266
	Vail Resorts Inc.	14,363	3,938
	New York Times Co.
	Class A	140,892	3,649
	Winnebago Industries Inc.	82,112	3,334
	Churchill Downs Inc.	9,718	2,881
	BJ’s Restaurants Inc.	47,294	2,838
*	Live Nation Entertainment
	Inc.	54,930	2,668
*	Five Below Inc.	27,206	2,658
	Toll Brothers Inc.	69,718	2,579
*	ZAGG Inc.	143,564	2,484
*	Sotheby’s	44,986	2,445
^	Lions Gate Entertainment
	Corp. Class A	83,683	2,077
*	Sleep Number Corp.	71,303	2,069
	Ruth’s Hospitality Group
	Inc.	68,202	1,913

	Thor Industries Inc.	18,983	1,849
	Children’s Place Inc.	15,167	1,832
*	Burlington Stores Inc.	12,001	1,807
*	Shake Shack Inc. Class A	24,597	1,628
*	tronc Inc.	75,848	1,311
*	Boot Barn Holdings Inc.	59,520	1,235
	H&R Block Inc.	50,253	1,145
	Brinker International Inc.	20,742	987
*	Lumber Liquidators
	Holdings Inc.	37,096	903
	Movado Group Inc.	17,725	856
*	Cambium Learning Group
	Inc.	76,574	854
	Dana Inc.	38,388	775
*	Zumiez Inc.	29,108	729
	Entravision
	Communications Corp.
	Class A	127,888	639
*	Denny’s Corp.	37,567	598
	Oxford Industries Inc.	7,116	591
	Six Flags Entertainment
	Corp.	8,255	578
*	Cooper-Standard Holdings
	Inc.	4,226	552
*	America’s Car-Mart Inc.	8,910	552
			361,325
Consumer Staples (1.4%)
	Medifast Inc.	42,784	6,852
	Casey’s General Stores Inc.	64,929	6,823
*	Boston Beer Co. Inc.
	Class A	11,718	3,512
*	National Beverage Corp.	27,791	2,971
*	USANA Health Sciences
	Inc.	17,131	1,975
	Lamb Weston Holdings Inc.	23,826	1,632
	Calavo Growers Inc.	16,317	1,569
*	Sprouts Farmers Market Inc.	70,634	1,559
*	US Foods Holding Corp.	16,397	620
*	Performance Food Group
	Co.	16,249	596
*	Chefs’ Warehouse Inc.	20,578	587
			28,696
Energy (0.9%)
*	W&T Offshore Inc.	597,162	4,270
*	ProPetro Holding Corp.	224,023	3,513
*	RigNet Inc.	221,753	2,284
^	CVR Energy Inc.	40,937	1,514
*	Solaris Oilfield
	Infrastructure Inc.
	Class A	81,426	1,164
*	Nine Energy Service Inc.	32,747	1,085
*	Par Pacific Holdings Inc.	52,259	908
*	Denbury Resources Inc.	147,930	711
*	Abraxas Petroleum Corp.	235,984	682
*	Northern Oil and Gas Inc.	210,879	664
*	Renewable Energy Group
	Inc.	36,802	657
*	CONSOL Energy Inc.	16,846	646
			18,098

Financials (5.7%)
	LPL Financial Holdings Inc.	333,281	21,843
	Financial Engines Inc.	375,385	16,855
	WisdomTree Investments
	Inc.	829,800	7,535
	Bank of the Ozarks	142,569	6,421
*	Green Dot Corp. Class A	86,376	6,339
	Primerica Inc.	62,676	6,243
	MSCI Inc. Class A	34,659	5,734
*	SVB Financial Group	18,685	5,395
	Walker & Dunlop Inc.	92,494	5,147
	Virtu Financial Inc. Class A	164,831	4,376
	Bank of NT Butterfield &
	Son Ltd.	81,937	3,746
	Houlihan Lokey Inc. Class A	68,421	3,504
	Legg Mason Inc.	87,273	3,031
	Universal Insurance
	Holdings Inc.	85,698	3,008
	Evercore Inc. Class A	21,209	2,236
*	NMI Holdings Inc. Class A	112,677	1,837
	Synovus Financial Corp.	34,376	1,816
*	Enova International Inc.	41,360	1,512
	East West Bancorp Inc.	18,660	1,217
	Green Bancorp Inc.	53,226	1,150
*	Regional Management
	Corp.	31,607	1,107
	Heritage Insurance
	Holdings Inc.	63,360	1,056
*	BofI Holding Inc.	20,497	839
^,* Credit Acceptance Corp.		2,175	769
	SEI Investments Co.	12,100	756
	Enterprise Financial
	Services Corp.	10,764	581
	Preferred Bank	8,939	549
			114,602
Health Care (19.2%)
	STERIS plc	140,618	14,766
*	Syneos Health Inc.	274,355	12,867
*	athenahealth Inc.	79,536	12,657
*	Prestige Brands Holdings
	Inc.	296,214	11,369
*	MEDNAX Inc.	233,044	10,086
*	WellCare Health Plans Inc.	35,997	8,864
^,* Immunomedics Inc.		359,487	8,509
*	Catalent Inc.	195,158	8,175
*	Heron Therapeutics Inc.	208,969	8,118
	Encompass Health Corp.	114,390	7,746
*	Veeva Systems Inc.
	Class A	98,378	7,561
*	Nevro Corp.	94,032	7,508
*	Medidata Solutions Inc.	91,704	7,388
*	Neurocrine Biosciences Inc.	74,755	7,344
	Chemed Corp.	22,657	7,291
	Cooper Cos. Inc.	30,742	7,238
*	HealthEquity Inc.	94,919	7,128
*	DexCom Inc.	73,352	6,967
*	Inogen Inc.	37,170	6,926
*	Charles River Laboratories
	International Inc.	61,394	6,892

Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Exact Sciences Corp.	109,797	6,565
*	Haemonetics Corp.	72,082	6,464
*	PRA Health Sciences Inc.	67,074	6,262
*	Endologix Inc.	1,046,045	5,921
*	ABIOMED Inc.	13,419	5,489
*	Masimo Corp.	55,253	5,395
*	Agios Pharmaceuticals Inc.	60,737	5,116
*	Triple-S Management Corp.
	Class B	127,756	4,990
*	AxoGen Inc.	99,263	4,988
*	Atara Biotherapeutics Inc.	133,683	4,913
*	Revance Therapeutics Inc.	173,625	4,766
*	DBV Technologies SA ADR	243,374	4,695
*	Ionis Pharmaceuticals Inc.	110,859	4,619
*	Align Technology Inc.	13,478	4,611
*	Insulet Corp.	53,797	4,610
*	Nektar Therapeutics
	Class A	93,707	4,576
*	Omnicell Inc.	80,050	4,199
*	Tivity Health Inc.	115,083	4,051
	Bruker Corp.	139,280	4,045
*	Acorda Therapeutics Inc.	140,605	4,035
*	Spectrum Pharmaceuticals
	Inc.	192,080	4,026
*	Halozyme Therapeutics Inc.	235,715	3,977
*	Array BioPharma Inc.	212,640	3,568
*	Loxo Oncology Inc.	20,498	3,556
*	Akebia Therapeutics Inc.	347,727	3,470
*	Providence Service Corp.	43,447	3,413
*	Tenet Healthcare Corp.	99,100	3,327
*	Medpace Holdings Inc.	74,781	3,216
*	Mettler-Toledo International
	Inc.	5,291	3,062
*	AMN Healthcare Services
	Inc.	52,092	3,053
*	Emergent BioSolutions Inc.	57,650	2,911
*	REGENXBIO Inc.	40,052	2,874
*	Enanta Pharmaceuticals Inc.	22,844	2,648
	Phibro Animal Health Corp.
	Class A	55,277	2,545
*	Endo International plc	268,484	2,532
*	Myriad Genetics Inc.	66,655	2,491
*	Sangamo Therapeutics Inc.	173,274	2,460
*	IQVIA Holdings Inc.	22,260	2,222
*	Genomic Health Inc.	41,711	2,102
*	ICU Medical Inc.	6,930	2,035
*	PTC Therapeutics Inc.	59,267	1,999
*	Depomed Inc.	294,781	1,966
*	Concert Pharmaceuticals
	Inc.	116,178	1,955
^,* TransEnterix Inc.		447,109	1,949
^,* PolarityTE Inc.		77,397	1,822
*	ImmunoGen Inc.	180,464	1,756
*	CytomX Therapeutics Inc.	75,505	1,726
^,* PetIQ Inc.		63,181	1,697
*	MacroGenics Inc.	80,064	1,653
*	Vanda Pharmaceuticals Inc.	86,054	1,639
*	FibroGen Inc.	25,916	1,622
	Luminex Corp.	54,684	1,615
*	Prothena Corp. plc	105,062	1,532
*	Madrigal Pharmaceuticals
	Inc.	5,015	1,403
	LeMaitre Vascular Inc.	40,949	1,371
*	Endocyte Inc.	89,903	1,241
*	STAAR Surgical Co.	38,642	1,198
*	Novavax Inc.	764,712	1,025
*	IDEXX Laboratories Inc.	4,343	947
^,* CryoPort Inc.		59,317	936
*	NewLink Genetics Corp.	195,928	933
*	CorVel Corp.	16,809	908
*	Orthofix International NV	15,115	859

*	Addus HomeCare Corp.	14,544	833
	Ensign Group Inc.	22,632	811
*	Reata Pharmaceuticals Inc.
	Class A	22,196	776
^,* MiMedx Group Inc.		121,030	773
*	Inspire Medical Systems
	Inc.	21,283	759
*	Exelixis Inc.	31,765	684
*	Pieris Pharmaceuticals Inc.	130,735	663
*	Insys Therapeutics Inc.	90,092	652
*	Conatus Pharmaceuticals
	Inc.	152,005	651
*	NanoString Technologies
	Inc.	46,499	636
*	Magellan Health Inc.	6,390	613
*	Marinus Pharmaceuticals
	Inc.	85,076	601
*	Epizyme Inc.	44,354	601
*	Surmodics Inc.	10,882	601
*	Mirati Therapeutics Inc.	12,087	596
^,* Sorrento Therapeutics Inc.		81,463	587
*	Jounce Therapeutics Inc.	74,991	574
*	Voyager Therapeutics Inc.	28,994	567
*	Intellia Therapeutics Inc.	20,542	562
*	Tactile Systems
	Technology Inc.	10,424	542
*	Viking Therapeutics Inc.	47,727	453
*	Corium International Inc.	53,950	432
			382,917
Industrials (23.2%)
*	TriNet Group Inc.	661,106	36,982
*	Sensata Technologies
	Holding plc	542,122	25,794
*	Clean Harbors Inc.	378,926	21,049
	Multi-Color Corp.	278,379	17,997
*	Kirby Corp.	210,997	17,639
	MSC Industrial Direct Co.
	Inc. Class A	203,958	17,306
	Tennant Co.	211,852	16,736
	HEICO Corp. Class A	247,890	15,109
	Heartland Express Inc.	789,730	14,649
*	Cimpress NV	92,788	13,451
	Forward Air Corp.	212,762	12,570
*	Middleby Corp.	120,300	12,562
	Kennametal Inc.	343,767	12,341
	John Bean Technologies
	Corp.	137,410	12,216
	ABM Industries Inc.	402,422	11,743
	Allegion plc	136,824	10,585
	Woodward Inc.	129,364	9,943
	Wabtec Corp.	87,191	8,595
*	Evoqua Water
	Technologies Corp.	387,137	7,936
	Ritchie Bros Auctioneers
	Inc.	224,760	7,669
*	HD Supply Holdings Inc.	177,425	7,610
	Graco Inc.	158,349	7,161
	Allison Transmission
	Holdings Inc.	172,001	6,964
*	Proto Labs Inc.	57,643	6,857
*	CoStar Group Inc.	15,638	6,453
*	Generac Holdings Inc.	120,425	6,230
	Huntington Ingalls
	Industries Inc.	27,132	5,882
*	Harsco Corp.	260,486	5,757
	EMCOR Group Inc.	70,777	5,392
*	United Rentals Inc.	36,412	5,375
*	Continental Building
	Products Inc.	141,150	4,453
	Spirit AeroSystems
	Holdings Inc. Class A	49,927	4,289

*	Rush Enterprises Inc.
	Class A	93,862	4,072
	KBR Inc.	217,469	3,897
	ArcBest Corp.	72,353	3,307
*	Meritor Inc.	159,512	3,281
*	Builders FirstSource Inc.	176,074	3,220
*	TrueBlue Inc.	110,271	2,972
	Dun & Bradstreet Corp.	24,160	2,963
*	Gardner Denver Holdings
	Inc.	97,885	2,877
*	Casella Waste Systems
	Inc. Class A	110,333	2,826
	IDEX Corp.	20,583	2,809
*	PGT Innovations Inc.	129,087	2,691
	H&E Equipment Services
	Inc.	71,454	2,687
	Global Brass & Copper
	Holdings Inc.	80,156	2,513
*	Axon Enterprise Inc.	39,409	2,490
*	Aerojet Rocketdyne
	Holdings Inc.	82,919	2,445
*	XPO Logistics Inc.	23,251	2,329
^	ADT Inc.	267,977	2,318
	Quad/Graphics Inc.	110,437	2,300
	Copa Holdings SA Class A	22,956	2,172
*	SP Plus Corp.	57,789	2,150
*	Avis Budget Group Inc.	61,386	1,995
*	CAI International Inc.	79,219	1,841
*	Herc Holdings Inc.	32,352	1,823
	Insperity Inc.	17,057	1,625
	Greenbrier Cos. Inc.	28,526	1,505
*	Copart Inc.	24,519	1,387
	Xylem Inc.	20,147	1,357
	Kaman Corp.	19,414	1,353
	Barrett Business Services
	Inc.	13,469	1,301
	Primoris Services Corp.	46,880	1,277
	Covanta Holding Corp.	72,495	1,196
	Hillenbrand Inc.	25,231	1,190
*	Gates Industrial Corp. plc	72,513	1,180
*	SPX FLOW Inc.	25,399	1,112
	KAR Auction Services Inc.	19,464	1,067
	Kimball International Inc.
	Class B	64,327	1,039
	McGrath RentCorp	15,529	982
*	GMS Inc.	36,077	977
*	SPX Corp.	27,454	962
	Spartan Motors Inc.	59,467	898
	Kforce Inc.	21,654	743
*	TPI Composites Inc.	22,873	669
*	ASGN Inc.	8,418	658
*	Atkore International Group
	Inc.	26,740	555
	Old Dominion Freight Line
	Inc.	3,695	550
*	Milacron Holdings Corp.	28,925	548
*	BlueLinx Holdings Inc.	14,255	535
*	Sterling Construction Co.
	Inc.	36,318	473
	DMC Global Inc.	5,000	224
			462,636
Information Technology (20.9%)
	CDW Corp.	299,970	24,235
*	Trimble Inc.	576,868	18,944
	SS&C Technologies
	Holdings Inc.	343,436	17,824
	LogMeIn Inc.	128,014	13,217
*	Shutterstock Inc.	275,828	13,091
*	CyberArk Software Ltd.	191,779	12,074
*	Descartes Systems Group
	Inc.	331,591	10,777

Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Euronet Worldwide Inc.	120,198	10,069
*	Advanced Micro Devices
	Inc.	670,245	10,047
	j2 Global Inc.	113,019	9,789
^	Switch Inc.	797,818	9,709
*	Cadence Design Systems
	Inc.	210,937	9,136
*	Fortinet Inc.	130,127	8,124
*	Etsy Inc.	188,116	7,937
*	Presidio Inc.	584,179	7,653
	Belden Inc.	123,343	7,539
*	ON Semiconductor Corp.	334,865	7,446
*	Zebra Technologies Corp.	51,249	7,341
	Booz Allen Hamilton
	Holding Corp. Class A	162,932	7,125
*	RealPage Inc.	122,483	6,749
*	RingCentral Inc. Class A	94,076	6,618
	Science Applications
	International Corp.	79,384	6,425
*	2U Inc.	76,458	6,389
*	Gartner Inc.	47,819	6,355
*	Nutanix Inc.	121,013	6,241
*	Cornerstone OnDemand
	Inc.	130,416	6,186
^,* Stratasys Ltd.		315,368	6,036
*	New Relic Inc.	58,511	5,886
	Broadridge Financial
	Solutions Inc.	51,063	5,877
*	Take-Two Interactive
	Software Inc.	49,273	5,832
^,* 3D Systems Corp.		412,490	5,696
*	Atlassian Corp. plc Class A	89,278	5,582
*	Square Inc.	89,830	5,537
*	ChannelAdvisor Corp.	385,815	5,421
*	GrubHub Inc.	50,832	5,333
	MAXIMUS Inc.	85,361	5,302
*	Syntel Inc.	161,259	5,175
*	Appfolio Inc.	82,634	5,053
^,* Match Group Inc.		123,440	4,782
*	Stamps.com Inc.	17,514	4,432
*	Workiva Inc.	176,291	4,301
*	Glu Mobile Inc.	660,638	4,235
	Plantronics Inc.	53,265	4,061
	Teradyne Inc.	98,448	3,748
*	Pure Storage Inc. Class A	150,951	3,605
*	Apptio Inc. Class A	94,154	3,408
*	Five9 Inc.	94,943	3,282
*	Aspen Technology Inc.	30,413	2,820
*	NCR Corp.	89,283	2,677
*	Cargurus Inc.	75,384	2,619
*	Box Inc.	104,393	2,609
*	Splunk Inc.	25,726	2,550
*	Everi Holdings Inc.	334,426	2,408
*	Fair Isaac Corp.	11,798	2,281
	MKS Instruments Inc.	23,447	2,244
*	Amkor Technology Inc.	249,726	2,145
*	Ultra Clean Holdings Inc.	117,418	1,949
*	SMART Global Holdings Inc.	59,729	1,904
	Systemax Inc.	54,623	1,875
	Versum Materials Inc.	49,777	1,849
*	ePlus Inc.	19,230	1,809
^,* Ubiquiti Networks Inc.		21,354	1,809
*	Hortonworks Inc.	97,329	1,773

*	Care.com Inc.	80,391	1,679
^,* Unisys Corp.		130,097	1,678
*	Immersion Corp.	106,805	1,649
	TTEC Holdings Inc.	44,006	1,520
*	PTC Inc.	15,090	1,416
*	Nanometrics Inc.	30,595	1,083
*	TechTarget Inc.	37,505	1,065
*	A10 Networks Inc.	168,134	1,047
*	Diodes Inc.	26,949	929
*	Cardtronics plc Class A	37,217	900
*	Arista Networks Inc.	3,216	828
*	Avid Technology Inc.	137,266	714
*	PFSweb Inc.	73,268	712
*	Endurance International
	Group Holdings Inc.	69,444	691
*	Rosetta Stone Inc.	42,048	674
*	Sykes Enterprises Inc.	22,849	658
	Cohu Inc.	25,478	624
*	Altair Engineering Inc.
	Class A	18,020	616
*	Carbonite Inc.	17,199	600
*	Virtusa Corp.	12,211	594
*	Control4 Corp.	24,283	590
*	Axcelis Technologies Inc.	29,009	574
	Cabot Microelectronics
	Corp.	5,261	566
*	XO Group Inc.	17,530	561
*	Ichor Holdings Ltd.	25,992	552
	Entegris Inc.	15,922	540
*	ANSYS Inc.	2,727	475
			418,480
Materials (2.9%)
	Graphic Packaging Holding
	Co.	687,660	9,978
	Louisiana-Pacific Corp.	207,652	5,652
	Huntsman Corp.	179,018	5,227
	Westlake Chemical Corp.	46,223	4,975
	Boise Cascade Co.	99,777	4,460
	Chemours Co.	100,510	4,459
	Packaging Corp. of America	38,154	4,265
*	Koppers Holdings Inc.	96,450	3,699
	Greif Inc. Class A	60,948	3,223
*	AdvanSix Inc.	77,111	2,825
	Kronos Worldwide Inc.	91,051	2,051
*	Owens-Illinois Inc.	114,072	1,918
*	Verso Corp.	58,720	1,278
*	Ingevity Corp.	11,364	919
	Myers Industries Inc.	37,712	724
	WR Grace & Co.	8,563	628
*	GCP Applied Technologies
	Inc.	21,664	627
	PolyOne Corp.	13,785	596
			57,504
Other (0.0%)
*,2 NuPathe Inc. CVR		345,900	—

Real Estate (1.9%)
	National Storage Affiliates
	Trust	369,866	11,399
	CubeSmart	190,597	6,141
	Ryman Hospitality
	Properties Inc.	67,651	5,625

	First Industrial Realty
	Trust Inc.	97,065	3,236
	National Health Investors
	Inc.	41,852	3,084
	EastGroup Properties Inc.	28,865	2,759
*	Marcus & Millichap Inc.	37,199	1,451
	Gaming and Leisure
	Properties Inc.	28,205	1,010
	Universal Health Realty
	Income Trust	11,100	710
	Taubman Centers Inc.	10,874	639
	RMR Group Inc. Class A	7,523	590
*	Altisource Portfolio
	Solutions SA	19,430	567
			37,211
Telecommunication Services (0.4%)
*	Boingo Wireless Inc.	210,287	4,750
*	Vonage Holdings Corp.	134,173	1,729
*	Zayo Group Holdings Inc.	27,865	1,017
			7,496
Utilities (0.2%)
	NRG Energy Inc.	133,367	4,094
Total Common Stocks
(Cost $1,629,079)			1,893,059
Temporary Cash Investments (6.5%)[1]
Money Market Fund (6.2%)
[3,4] Vanguard Market Liquidity
	Fund, 2.122%	1,232,660	123,278

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.3%)
[5]	United States Treasury
	Bill, 1.934%, 10/11/18	300	298
[5]	United States Treasury
	Bill, 2.022%–2.078%,
	11/15/18	4,200	4,168
	United States Treasury
	Bill, 2.082%, 12/20/18	2,000	1,981
			6,447
Total Temporary Cash Investments
(Cost $129,731)			129,725
Total Investments (101.3%)
(Cost $1,758,810)			2,022,784
Other Assets and Liabilities (-1.3%)
Other Assets			12,148
Liabilities[4]			(38,342)
			(26,194)
Net Assets (100%)
Applicable to 83,397,244 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			1,996,590
Net Asset Value Per Share			$23.94

Small Company Growth Portfolio

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	1,899,506
Affiliated Issuers	123,278
Total Investments in Securities	2,022,784
Investment in Vanguard	104
Receivables for Investment Securities Sold 9,573
Receivables for Accrued Income	913
Receivables for Capital Shares Issued	1,334
Other Assets	224
Total Assets	2,034,932
Liabilities
Payables for Investment Securities
Purchased	8,319
Collateral for Securities on Loan	22,249
Payables to Investment Advisor	510
Payables for Capital Shares Redeemed	4,533
Payables to Vanguard	1,404
Variation Margin Payable—Futures Contracts 149
Other Liabilities	1,178
Total Liabilities	38,342
Net Assets	1,996,590

At June 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,574,916
Undistributed Net Investment Income	1,733
Accumulated Net Realized Gains	157,322
Unrealized Appreciation (Depreciation)
Investment Securities	263,974
Futures Contracts	(1,355)
Net Assets	1,996,590

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $20,953,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.7%
and 2.6%, respectively, of net assets.
2 Security value determined using significant unobservable inputs.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
4 Includes $22,249,000 of collateral received for securities on loan.
5 Securities with a value of $3,375,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2018	932	76,774	(1,355)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Small Company Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2018
($000)
Investment Income
Income
Dividends[1]	5,338
Interest [2]	819
Securities Lending—Net	306
Total Income	6,463
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,342
Performance Adjustment	66
The Vanguard Group—Note C
Management and Administrative	1,527
Marketing and Distribution	151
Custodian Fees	19
Shareholders’ Reports	13
Trustees’ Fees and Expenses	1
Total Expenses	3,119
Net Investment Income	3,344
Realized Net Gain (Loss)
Investment Securities Sold [2]	151,296
Futures Contracts	6,366
Realized Net Gain (Loss)	157,662
Change in Unrealized Appreciation
(Depreciation)
Investment Securities [2]	6,230
Futures Contracts	(1,547)
Change in Unrealized Appreciation
(Depreciation)	4,683
Net Increase (Decrease) in Net Assets
Resulting from Operations	165,689

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $49,729,000 and $33,769,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,733,000 and $5,673,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,344	7,461
Realized Net Gain (Loss)	157,662	196,033
Change in Unrealized Appreciation (Depreciation)	4,683	122,310
Net Increase (Decrease) in Net Assets Resulting from Operations	165,689	325,804
Distributions
Net Investment Income	(7,284)	(7,204)
Realized Capital Gain[1]	(197,105)	(99,295)
Total Distributions	(204,389)	(106,499)
Capital Share Transactions
Issued	243,482	279,625
Issued in Lieu of Cash Distributions	204,389	106,499
Redeemed	(162,731)	(252,694)
Net Increase (Decrease) from Capital Share Transactions	285,140	133,430
Total Increase (Decrease)	246,440	352,735
Net Assets
Beginning of Period	1,750,150	1,397,415
End of Period[2]	1,996,590	1,750,150

1 Dividends are net of foreign withholding taxes of $7,000.
2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $791,000, $6,000, and less than $1,000,
respectively. Purchases and sales are for temporary cash
investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Small Company Growth Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.62	$21.50	$20.79	$24.14	$26.90	$20.08
Investment Operations
Net Investment Income	. 043[1]	.109[1]	.116	.078	.085	.073
Net Realized and Unrealized Gain (Loss)
on Investments	2.157	4.652	2.547	(.577)	.610	8.674
Total from Investment Operations	2.200	4.761	2.663	(.499)	.695	8.747
Distributions
Dividends from Net Investment Income	(.103)	(.111)	(.074)	(.087)	(.075)	(.160)
Distributions from Realized Capital Gains	(2.777)	(1.530)	(1.879)	(2.764)	(3.380)	(1.767)
Total Distributions	(2.880)	(1.641)	(1.953)	(2.851)	(3.455)	(1.927)
Net Asset Value, End of Period	$23.94	$24.62	$21.50	$20.79	$24.14	$26.90

Total Return	9.42%	23.46%	14.94%	-2.75%	3.38%	46.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,997	$1,750	$1,397	$1,256	$1,329	$1,406
Ratio of Total Expenses to
Average Net Assets[2]	0.34%	0.34%	0.36%	0.37%	0.39%	0.38%
Ratio of Net Investment Income to
Average Net Assets	0.40%	0.48%	0.58%	0.33%	0.34%	0.32%
Portfolio Turnover Rate	76%	93%	91%	57%	43%	64%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized. 1 Calculated based on average shares outstanding.

2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, 0.00%, (0.01%), 0.01%, and 0.01%.

Notes to Financial Statements

Small Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

Small Company Growth Portfolio

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2018, the portfolio’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and for the period ended June 30, 2018, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2018, or at any time during the period then ended.

Small Company Growth Portfolio

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firm ArrowMark Colorado Holdings, LLC, provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of ArrowMark Colorado Holdings, LLC, is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index since March 31, 2016.

Vanguard provides investment advisory services to a portion of the portfolio as described below; the portfolio paid Vanguard advisory fees of $412,000 for the six months ended June 30, 2018.

For the six months ended June 30, 2018, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.15% of the portfolio’s average net assets, before an increase of $66,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2018, the portfolio had contributed to Vanguard capital in the amount of $104,000, representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of June 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,893,059	—	—
Temporary Cash Investments	123,278	6,447	—
Futures Contracts—Liabilities[1]	(149)	—	—
Total	2,016,188	6,447	—
1 Represents variation margin on the last day of the reporting period.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will

Small Company Growth Portfolio

reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2018, the cost of investment securities for tax purposes was $1,758,810,000. Net unrealized appreciation of investment securities for tax purposes was $263,974,000, consisting of unrealized gains of $338,451,000 on securities that had risen in value since their purchase and $74,477,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2018, the portfolio purchased $726,703,000 of investment securities and sold $664,492,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2018	December 31, 2017
	Shares	Shares
	(000)	(000)
Issued	10,123	12,208
Issued in Lieu of Cash Distributions	8,894	5,074
Redeemed	(6,719)	(11,169)
Net Increase (Decrease) in Shares Outstanding	12,298	6,113

At June 30, 2018, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 45% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no events or transactions occurred subsequent to
June 30, 2018, that would require recognition or disclosure in these financial statements.

Small Company Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Small Company Growth Portfolio	12/31/2017	6/30/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,094.21	$1.77
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.11	1.71

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.34%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Small Company Growth Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund Small Company Growth Portfolio has renewed the portfolio’s investment advisory arrangements with ArrowMark Colorado Holdings, LLC (ArrowMark Partners), and The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group. The board determined that renewing the portfolio’s advisory arrangements was in the best interests of the portfolio and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of each advisor. The board considered the following: ArrowMark Partners. Founded in 2007, ArrowMark Partners offers a wide range of investment strategies, including equity, fixed income, and structured products, to institutional, high net-worth, and retail investors. ArrowMark Partners has managed a portion of the portfolio since 2016.

Vanguard. Vanguard has been managing investments for more than four decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the portfolio since 2008.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted approval and continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the portfolio’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory expense rate was also well below the peer-group average. Information about the portfolio’s expenses appears in the About Your Portfolio’s Expenses section as well as in the Financial Statements section, which also includes information about the portfolio’s advisory expense rate.

The board did not consider the profitability of ArrowMark Partners in determining whether to approve the advisory fee, because the firm is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for shareholders.

Small Company Growth Portfolio

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate with ArrowMark Partners without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group. The board also concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as the portfolio’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Small Company Growth Portfolio

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Total Bond Market Index Portfolio

Rising yields and greater volatility marked the U.S. bond market during the first six months of 2018. Because bond yields and prices move in opposite directions, the Total Bond Market Index Portfolio returned –1.77%. The portfolio’s performance was roughly in line with that of its benchmark, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and the average return of its peers.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio’s 30-day SEC yield rose to 3.03% as of June 30, 2018, up from 2.44% six months earlier.

Growth and inflation expectations pushed yields up and prices down

Macroeconomic fundamentals were robust throughout the period. The U.S. economy continued to expand amid solid business investment and consumer spending. The tax cuts that were part of legislation enacted late last year, along with congressional approval in March to increase federal government spending, added to optimism about growth. Job creation remained strong. Wage growth accelerated a little, and the price of crude oil rose, helping to lift inflation.

The Federal Reserve, acknowledging the health of the economy, moved further toward monetary policy normalization. The Fed continued to shrink the $4.5 trillion balance sheet amassed as part of its monetary stimulus plan after the 2007–2009 financial crisis. It also raised the federal funds target rate in March and again in June, bringing it to 1.75%–2.00%, and it signaled two more hikes before the end of 2018.

Even though the markets were rattled at times by developments such as escalating trade tensions, political uncertainty in Europe, and geopolitical flare-ups that supported demand for bonds, the outlook for continuing growth and rising inflation expectations led to bond yields’ ending the period higher. The yield of the 2-year Treasury note climbed 64 basis points to

2.53%, and the yield of the bellwether 10-year Treasury note hit a multiyear high of 3.11% in May before slipping back to finish the period up 45 basis points at 2.86%. (A basis point is one one-hundredth of a percentage point.)

Treasuries held up better than corporates

U.S. Treasuries, which make up roughly 40% of the portfolio, returned –1.1%. Long-term Treasuries returned –3.0%, while intermediate-term Treasuries posted a more modest decline of –0.7%. Returns from government mortgage-backed securities were similar to those of Treasuries.

Investment-grade corporate bonds fared worse, returning –3.3% as their average yield spread versus Treasuries widened. Here, too, long-term bonds significantly underperformed their shorter-term counterparts. By credit quality, the picture was more nuanced. And by sector, utility-company bonds, which tend to be more sensitive to interest rates, underperformed those of industrial companies and financial institutions.

Total Returns
Six Months Ended
June 30, 2018
Total Bond Market Index Portfolio	-1.77%
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	-1.67
Variable Insurance Core Bond Funds Average[1]	-1.79

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Core Bond Funds
	Portfolio[2]	Average
Total Bond Market Index Portfolio	0.15%	0.77%

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 The portfolio expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2018, the portfolio’s annualized expense ratio was 0.15%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Total Bond Market Index Portfolio

Portfolio Profile
As of June 30, 2018

Financial Attributes
Target
	Portfolio	Index[1]
Number of Bonds	6,759	9,959
Yield [2]	3.0%	3.3%
Yield to Maturity[3]	3.3%	3.3%
Average Coupon	3.1%	3.1%
Average Effective Maturity	8.4 years	8.4 years
Average Duration	6.1 years	6.1 years
Expense Ratio [4]	0.15%
Short-Term Reserves	2.4%

Volatility Measures
Portfolio Versus
Target Index[1]
R-Squared	0.99
Beta	1.03

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	0.9%
1–3 Years	23.8
3–5 Years	18.1
5–10 Years	40.3
10–20 Years	3.7
20–30 Years	12.7
Over 30 Years	0.5

Sector Diversification[5] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	2.5%
Finance	9.0
Foreign	5.5
Government Mortgage-Backed	21.7
Industrial	16.7
Treasury/Agency	42.4
Utilities	2.0
Other	0.2

Distribution by Credit Quality (% of portfolio)

U.S. Government	64.1%
Aaa	5.6
Aa	3.5
A	12.1
Baa	14.7

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Bloomberg Barclays U.S. Aggregate Float Adjusted Index.

2 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.

3 Before expenses.

4 The portfolio expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2018, the portfolio’s annualized expense ratio was 0.15%.

5 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2007–June 30, 2018

Average Annual Total Returns: Periods Ended June 30, 2018
						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Total Bond Market Index Portfolio	4/29/1991	-0.60%	2.12%	0.66%	2.94%	3.60%

1 Six months ended June 30, 2018.
2 Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009; Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Total Bond Market Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (63.6%)
U.S. Government Securities (40.2%)
United States Treasury Note/Bond	0.875%	6/15/19	6,053	5,969
United States Treasury Note/Bond	1.000%	6/30/19	441	435
United States Treasury Note/Bond	1.250%	6/30/19	14,850	14,688
United States Treasury Note/Bond	1.625%	6/30/19	3,702	3,675
United States Treasury Note/Bond	0.750%	7/15/19	10,440	10,267
United States Treasury Note/Bond	1.375%	7/31/19	1,645	1,627
United States Treasury Note/Bond	1.625%	7/31/19	2,487	2,467
United States Treasury Note/Bond	0.750%	8/15/19	8,514	8,360
United States Treasury Note/Bond	3.625%	8/15/19	1,800	1,824
United States Treasury Note/Bond	8.125%	8/15/19	64	68
United States Treasury Note/Bond	1.000%	8/31/19	175	172
United States Treasury Note/Bond	1.250%	8/31/19	1,500	1,480
United States Treasury Note/Bond	1.625%	8/31/19	4,236	4,198
United States Treasury Note/Bond	0.875%	9/15/19	6,355	6,239
United States Treasury Note/Bond	1.000%	9/30/19	2,075	2,039
United States Treasury Note/Bond	1.750%	9/30/19	7,150	7,090
United States Treasury Note/Bond	1.250%	10/31/19	625	615
United States Treasury Note/Bond	1.500%	10/31/19	3,660	3,615
United States Treasury Note/Bond	1.000%	11/15/19	5,275	5,172
United States Treasury Note/Bond	3.375%	11/15/19	10,318	10,442
United States Treasury Note/Bond	1.500%	11/30/19	4,242	4,185
United States Treasury Note/Bond	1.750%	11/30/19	55	54
United States Treasury Note/Bond	1.375%	12/15/19	7,160	7,048
United States Treasury Note/Bond	1.125%	12/31/19	6,000	5,881
United States Treasury Note/Bond	1.625%	12/31/19	3,275	3,234
United States Treasury Note/Bond	1.250%	1/31/20	424	416
United States Treasury Note/Bond	1.375%	1/31/20	564	554
United States Treasury Note/Bond	2.000%	1/31/20	100	99
United States Treasury Note/Bond	1.375%	2/15/20	4,110	4,037
United States Treasury Note/Bond	3.625%	2/15/20	3,175	3,231
United States Treasury Note/Bond	8.500%	2/15/20	887	971
United States Treasury Note/Bond	1.250%	2/29/20	2,143	2,099
United States Treasury Note/Bond	1.375%	2/29/20	7,494	7,356
United States Treasury Note/Bond	2.250%	2/29/20	3,325	3,311
United States Treasury Note/Bond	1.625%	3/15/20	2,605	2,566
United States Treasury Note/Bond	1.125%	3/31/20	5,900	5,760
United States Treasury Note/Bond	1.375%	3/31/20	7,070	6,933
United States Treasury Note/Bond	2.250%	3/31/20	2,889	2,876
United States Treasury Note/Bond	1.500%	4/15/20	5,780	5,677
United States Treasury Note/Bond	1.125%	4/30/20	7,175	6,997
United States Treasury Note/Bond	1.375%	4/30/20	6,773	6,634
United States Treasury Note/Bond	2.375%	4/30/20	1,188	1,185
United States Treasury Note/Bond	1.500%	5/15/20	10,100	9,912
United States Treasury Note/Bond	3.500%	5/15/20	3,515	3,576
United States Treasury Note/Bond	1.375%	5/31/20	4,300	4,207
United States Treasury Note/Bond	1.500%	5/31/20	4,508	4,421
United States Treasury Note/Bond	2.500%	5/31/20	3,365	3,363
United States Treasury Note/Bond	1.500%	6/15/20	5,980	5,862
United States Treasury Note/Bond	1.625%	6/30/20	1,110	1,090
United States Treasury Note/Bond	1.875%	6/30/20	7,025	6,934
United States Treasury Note/Bond	2.500%	6/30/20	3,970	3,968
United States Treasury Note/Bond	1.500%	7/15/20	26,997	26,440
United States Treasury Note/Bond	1.625%	7/31/20	5,194	5,097
United States Treasury Note/Bond	2.000%	7/31/20	2,419	2,392
United States Treasury Note/Bond	1.500%	8/15/20	12,710	12,434
United States Treasury Note/Bond	2.625%	8/15/20	2,258	2,261
United States Treasury Note/Bond	8.750%	8/15/20	8,425	9,491

United States Treasury Note/Bond	1.375%	8/31/20	1,825	1,780
United States Treasury Note/Bond	2.125%	8/31/20	967	958
United States Treasury Note/Bond	1.375%	9/15/20	9,434	9,195
United States Treasury Note/Bond	2.000%	9/30/20	597	590
United States Treasury Note/Bond	1.625%	10/15/20	21,575	21,120
United States Treasury Note/Bond	1.375%	10/31/20	6,831	6,645
United States Treasury Note/Bond	1.750%	10/31/20	7,636	7,493
United States Treasury Note/Bond	1.750%	11/15/20	14,080	13,812
United States Treasury Note/Bond	2.625%	11/15/20	2,290	2,292
United States Treasury Note/Bond	1.625%	11/30/20	5,586	5,460
United States Treasury Note/Bond	2.000%	11/30/20	8,575	8,457
United States Treasury Note/Bond	1.875%	12/15/20	3,470	3,411
United States Treasury Note/Bond	1.750%	12/31/20	4,042	3,960
United States Treasury Note/Bond	2.375%	12/31/20	8,150	8,108
United States Treasury Note/Bond	2.000%	1/15/21	10,507	10,353
United States Treasury Note/Bond	1.375%	1/31/21	6,706	6,501
United States Treasury Note/Bond	2.125%	1/31/21	4,171	4,121
United States Treasury Note/Bond	2.250%	2/15/21	11,225	11,125
United States Treasury Note/Bond	3.625%	2/15/21	5,863	6,011
United States Treasury Note/Bond	7.875%	2/15/21	1,180	1,336
United States Treasury Note/Bond	1.125%	2/28/21	580	558
United States Treasury Note/Bond	2.000%	2/28/21	4,050	3,987
United States Treasury Note/Bond	2.375%	3/15/21	15,122	15,030
United States Treasury Note/Bond	1.250%	3/31/21	11,715	11,294
United States Treasury Note/Bond	2.250%	3/31/21	9,450	9,358
United States Treasury Note/Bond	2.375%	4/15/21	6,973	6,928
United States Treasury Note/Bond	1.375%	4/30/21	650	628
United States Treasury Note/Bond	2.250%	4/30/21	4,825	4,777
United States Treasury Note/Bond	2.625%	5/15/21	19,488	19,488
United States Treasury Note/Bond	3.125%	5/15/21	5,625	5,702
United States Treasury Note/Bond	1.375%	5/31/21	3,665	3,537
United States Treasury Note/Bond	2.000%	5/31/21	9,483	9,317
United States Treasury Note/Bond	2.625%	6/15/21	5,913	5,913
United States Treasury Note/Bond	1.125%	6/30/21	6,671	6,382
United States Treasury Note/Bond	1.125%	7/31/21	9,520	9,096
United States Treasury Note/Bond	2.250%	7/31/21	6,425	6,352
United States Treasury Note/Bond	2.125%	8/15/21	3,845	3,785
United States Treasury Note/Bond	1.125%	8/31/21	1,578	1,505
United States Treasury Note/Bond	2.000%	8/31/21	7,250	7,107
United States Treasury Note/Bond	1.125%	9/30/21	1,417	1,350
United States Treasury Note/Bond	2.125%	9/30/21	1,900	1,869
United States Treasury Note/Bond	1.250%	10/31/21	4,654	4,446
United States Treasury Note/Bond	2.000%	10/31/21	4,670	4,572
United States Treasury Note/Bond	2.000%	11/15/21	1,065	1,042
United States Treasury Note/Bond	1.750%	11/30/21	5,622	5,455
United States Treasury Note/Bond	1.875%	11/30/21	3,526	3,436
United States Treasury Note/Bond	2.000%	12/31/21	3,795	3,710
United States Treasury Note/Bond	2.125%	12/31/21	3,528	3,464
United States Treasury Note/Bond	1.500%	1/31/22	2,600	2,496
United States Treasury Note/Bond	1.875%	1/31/22	8,835	8,593
United States Treasury Note/Bond	2.000%	2/15/22	235	229
United States Treasury Note/Bond	1.750%	2/28/22	6,530	6,318
United States Treasury Note/Bond	1.875%	2/28/22	5,015	4,874
United States Treasury Note/Bond	1.750%	3/31/22	8,649	8,363
United States Treasury Note/Bond	1.875%	3/31/22	5,865	5,695
United States Treasury Note/Bond	1.750%	4/30/22	4,667	4,507
United States Treasury Note/Bond	1.875%	4/30/22	3,294	3,196
United States Treasury Note/Bond	1.750%	5/15/22	342	330
United States Treasury Note/Bond	1.750%	5/31/22	5,633	5,435
United States Treasury Note/Bond	1.875%	5/31/22	5,650	5,479

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.750%	6/30/22	14,425	13,907
United States Treasury Note/Bond	2.125%	6/30/22	1,040	1,017
United States Treasury Note/Bond	1.875%	7/31/22	2,967	2,872
United States Treasury Note/Bond	2.000%	7/31/22	6,025	5,861
United States Treasury Note/Bond	1.625%	8/15/22	169	162
United States Treasury Note/Bond	7.250%	8/15/22	100	118
United States Treasury Note/Bond	1.625%	8/31/22	6,905	6,612
United States Treasury Note/Bond	1.875%	8/31/22	4,495	4,348
United States Treasury Note/Bond	1.750%	9/30/22	9,437	9,074
United States Treasury Note/Bond	1.875%	9/30/22	13,975	13,508
United States Treasury Note/Bond	1.875%	10/31/22	6,520	6,297
United States Treasury Note/Bond	2.000%	10/31/22	7,431	7,213
United States Treasury Note/Bond	1.625%	11/15/22	4,125	3,940
United States Treasury Note/Bond	7.625%	11/15/22	40	48
United States Treasury Note/Bond	2.000%	11/30/22	21,833	21,189
United States Treasury Note/Bond	2.125%	12/31/22	10,051	9,796
United States Treasury Note/Bond	1.750%	1/31/23	7,020	6,726
United States Treasury Note/Bond	2.375%	1/31/23	2,430	2,394
United States Treasury Note/Bond	2.000%	2/15/23	123	119
United States Treasury Note/Bond	7.125%	2/15/23	1,690	2,010
United States Treasury Note/Bond	1.500%	2/28/23	1,775	1,680
United States Treasury Note/Bond	2.625%	2/28/23	1,261	1,256
United States Treasury Note/Bond	1.500%	3/31/23	7,130	6,741
United States Treasury Note/Bond	2.500%	3/31/23	6,770	6,701
United States Treasury Note/Bond	1.625%	4/30/23	215	204
United States Treasury Note/Bond	2.750%	4/30/23	3,500	3,502
United States Treasury Note/Bond	1.750%	5/15/23	8,100	7,737
United States Treasury Note/Bond	1.625%	5/31/23	7,175	6,811
United States Treasury Note/Bond	2.750%	5/31/23	5,850	5,856
United States Treasury Note/Bond	1.375%	6/30/23	5,050	4,729
United States Treasury Note/Bond	2.625%	6/30/23	6,653	6,619
United States Treasury Note/Bond	1.250%	7/31/23	3,300	3,066
United States Treasury Note/Bond	2.500%	8/15/23	4,760	4,703
United States Treasury Note/Bond	6.250%	8/15/23	6,565	7,658
United States Treasury Note/Bond	1.375%	8/31/23	10,235	9,559
United States Treasury Note/Bond	1.375%	9/30/23	2,315	2,159
United States Treasury Note/Bond	1.625%	10/31/23	3,750	3,539
United States Treasury Note/Bond	2.750%	11/15/23	11,011	11,004
United States Treasury Note/Bond	2.125%	11/30/23	6,400	6,194
United States Treasury Note/Bond	2.250%	12/31/23	3,450	3,358
United States Treasury Note/Bond	2.250%	1/31/24	825	803
United States Treasury Note/Bond	2.750%	2/15/24	8,910	8,896
United States Treasury Note/Bond	2.125%	2/29/24	13,065	12,618
United States Treasury Note/Bond	2.125%	3/31/24	9,000	8,685
United States Treasury Note/Bond	2.000%	4/30/24	385	369
United States Treasury Note/Bond	2.500%	5/15/24	9,960	9,801
United States Treasury Note/Bond	2.000%	5/31/24	8,489	8,123
United States Treasury Note/Bond	2.000%	6/30/24	11,655	11,145
United States Treasury Note/Bond	2.125%	7/31/24	7,736	7,446
United States Treasury Note/Bond	2.375%	8/15/24	11,564	11,286
United States Treasury Note/Bond	1.875%	8/31/24	4,655	4,414
United States Treasury Note/Bond	2.125%	9/30/24	2,694	2,590
United States Treasury Note/Bond	2.250%	10/31/24	7,630	7,384
United States Treasury Note/Bond	2.250%	11/15/24	11,681	11,299
United States Treasury Note/Bond	7.500%	11/15/24	25	32
United States Treasury Note/Bond	2.125%	11/30/24	10,905	10,468
United States Treasury Note/Bond	2.250%	12/31/24	1,645	1,590
United States Treasury Note/Bond	2.500%	1/31/25	5,465	5,364
United States Treasury Note/Bond	2.000%	2/15/25	9,325	8,866
United States Treasury Note/Bond	2.750%	2/28/25	1,163	1,159
United States Treasury Note/Bond	2.625%	3/31/25	8,740	8,639
United States Treasury Note/Bond	2.875%	4/30/25	4,840	4,858
United States Treasury Note/Bond	2.125%	5/15/25	13,235	12,662
United States Treasury Note/Bond	2.875%	5/31/25	8,050	8,079
United States Treasury Note/Bond	2.750%	6/30/25	4,380	4,361
United States Treasury Note/Bond	2.000%	8/15/25	10,781	10,209
United States Treasury Note/Bond	6.875%	8/15/25	2,085	2,629
United States Treasury Note/Bond	2.250%	11/15/25	7,246	6,969
United States Treasury Note/Bond	1.625%	2/15/26	17,546	16,093
United States Treasury Note/Bond	1.625%	5/15/26	9,289	8,495
United States Treasury Note/Bond	1.500%	8/15/26	4,949	4,468

	United States Treasury Note/Bond	6.750%	8/15/26	630	809
	United States Treasury Note/Bond	2.000%	11/15/26	17,605	16,494
	United States Treasury Note/Bond	6.500%	11/15/26	765	973
	United States Treasury Note/Bond	2.250%	2/15/27	6,372	6,078
	United States Treasury Note/Bond	6.625%	2/15/27	1,065	1,373
	United States Treasury Note/Bond	2.375%	5/15/27	9,832	9,464
	United States Treasury Note/Bond	2.250%	8/15/27	7,822	7,440
	United States Treasury Note/Bond	6.375%	8/15/27	185	237
	United States Treasury Note/Bond	2.250%	11/15/27	9,297	8,832
	United States Treasury Note/Bond	6.125%	11/15/27	346	439
	United States Treasury Note/Bond	2.750%	2/15/28	6,865	6,802
	United States Treasury Note/Bond	2.875%	5/15/28	12,809	12,829
	United States Treasury Note/Bond	5.500%	8/15/28	955	1,175
	United States Treasury Note/Bond	5.250%	11/15/28	2,435	2,953
	United States Treasury Note/Bond	6.125%	8/15/29	830	1,086
	United States Treasury Note/Bond	6.250%	5/15/30	1,350	1,806
	United States Treasury Note/Bond	4.500%	2/15/36	740	904
	United States Treasury Note/Bond	4.750%	2/15/37	400	506
	United States Treasury Note/Bond	5.000%	5/15/37	900	1,174
	United States Treasury Note/Bond	4.375%	2/15/38	850	1,035
	United States Treasury Note/Bond	3.500%	2/15/39	2,395	2,605
	United States Treasury Note/Bond	4.250%	5/15/39	4,432	5,339
	United States Treasury Note/Bond	4.500%	8/15/39	2,306	2,871
	United States Treasury Note/Bond	4.375%	11/15/39	2,817	3,456
	United States Treasury Note/Bond	4.625%	2/15/40	5,050	6,402
	United States Treasury Note/Bond	4.375%	5/15/40	3,735	4,589
	United States Treasury Note/Bond	3.875%	8/15/40	3,680	4,229
	United States Treasury Note/Bond	4.250%	11/15/40	1,780	2,156
	United States Treasury Note/Bond	4.750%	2/15/41	3,956	5,121
	United States Treasury Note/Bond	4.375%	5/15/41	1,840	2,270
	United States Treasury Note/Bond	3.750%	8/15/41	5,550	6,273
	United States Treasury Note/Bond	3.125%	11/15/41	1,916	1,966
	United States Treasury Note/Bond	3.125%	2/15/42	2,206	2,262
	United States Treasury Note/Bond	3.000%	5/15/42	9,425	9,466
	United States Treasury Note/Bond	2.750%	8/15/42	7,240	6,956
	United States Treasury Note/Bond	2.750%	11/15/42	7,571	7,268
	United States Treasury Note/Bond	3.125%	2/15/43	6,225	6,379
	United States Treasury Note/Bond	2.875%	5/15/43	8,220	8,063
	United States Treasury Note/Bond	3.625%	8/15/43	6,980	7,766
	United States Treasury Note/Bond	3.750%	11/15/43	4,617	5,242
	United States Treasury Note/Bond	3.625%	2/15/44	3,224	3,591
	United States Treasury Note/Bond	3.375%	5/15/44	6,129	6,558
	United States Treasury Note/Bond	3.125%	8/15/44	8,006	8,206
	United States Treasury Note/Bond	3.000%	11/15/44	10,540	10,566
	United States Treasury Note/Bond	2.500%	2/15/45	6,460	5,881
	United States Treasury Note/Bond	3.000%	5/15/45	4,767	4,779
	United States Treasury Note/Bond	2.875%	8/15/45	9,208	9,012
	United States Treasury Note/Bond	3.000%	11/15/45	4,524	4,534
	United States Treasury Note/Bond	2.500%	2/15/46	8,128	7,379
	United States Treasury Note/Bond	2.500%	5/15/46	7,381	6,697
	United States Treasury Note/Bond	2.250%	8/15/46	5,306	4,562
	United States Treasury Note/Bond	2.875%	11/15/46	12,500	12,225
	United States Treasury Note/Bond	3.000%	2/15/47	562	563
	United States Treasury Note/Bond	3.000%	5/15/47	6,493	6,505
	United States Treasury Note/Bond	2.750%	8/15/47	6,713	6,398
	United States Treasury Note/Bond	2.750%	11/15/47	10,571	10,075
	United States Treasury Note/Bond	3.000%	2/15/48	6,822	6,837
	United States Treasury Note/Bond	3.125%	5/15/48	8,674	8,908
1,367,776
Agency Bonds and Notes (1.7%)
[1]	AID-Iraq	2.149%	1/18/22	100	98
[1]	AID-Israel	5.500%	12/4/23	50	56
[1]	AID-Israel	5.500%	4/26/24	475	538
[1]	AID-Jordan	2.503%	10/30/20	225	223
[1]	AID-Jordan	2.578%	6/30/22	200	197
[1]	AID-Jordan	3.000%	6/30/25	200	199
[1]	AID-Ukraine	1.847%	5/29/20	200	196
[1]	AID-Ukraine	1.471%	9/29/21	175	167
[2]	Federal Farm Credit Banks	5.150%	11/15/19	500	518
[2]	Federal Farm Credit Banks	2.375%	3/27/20	125	125
[2]	Federal Farm Credit Banks	2.550%	5/15/20	200	200

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[2]	Federal Farm Credit Banks	1.680%	10/13/20	200	196
[2]	Federal Farm Credit Banks	3.500%	12/20/23	75	77
[2]	Federal Home Loan Banks	0.875%	8/5/19	550	541
[2]	Federal Home Loan Banks	1.000%	9/26/19	600	589
[2]	Federal Home Loan Banks	1.500%	10/21/19	1,100	1,086
[2]	Federal Home Loan Banks	1.375%	11/15/19	400	394
[2]	Federal Home Loan Banks	2.125%	2/11/20	810	805
[2]	Federal Home Loan Banks	1.875%	3/13/20	75	74
[2]	Federal Home Loan Banks	4.125%	3/13/20	300	308
[2]	Federal Home Loan Banks	2.375%	3/30/20	680	678
[2]	Federal Home Loan Banks	2.625%	5/28/20	1,200	1,201
[2]	Federal Home Loan Banks	1.375%	9/28/20	475	462
[2]	Federal Home Loan Banks	5.250%	12/11/20	425	451
[2]	Federal Home Loan Banks	1.375%	2/18/21	450	435
[2]	Federal Home Loan Banks	5.625%	6/11/21	35	38
[2]	Federal Home Loan Banks	1.125%	7/14/21	525	501
[2]	Federal Home Loan Banks	1.875%	11/29/21	500	486
[2]	Federal Home Loan Banks	2.125%	3/10/23	970	941
[2]	Federal Home Loan Banks	5.500%	7/15/36	1,400	1,832
[3]	Federal Home Loan Mortgage Corp.	0.875%	7/19/19	871	857
[3]	Federal Home Loan Mortgage Corp.	1.250%	8/1/19	479	473
[3]	Federal Home Loan Mortgage Corp.	1.375%	8/15/19	3,000	2,965
[3]	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	1,150	1,132
[3]	Federal Home Loan Mortgage Corp.	1.500%	1/17/20	500	492
[3]	Federal Home Loan Mortgage Corp.	1.375%	4/20/20	440	431
[3]	Federal Home Loan Mortgage Corp.	2.500%	4/23/20	831	830
[3]	Federal Home Loan Mortgage Corp.	1.375%	5/1/20	860	842
[3]	Federal Home Loan Mortgage Corp.	1.875%	11/17/20	1,506	1,480
[3]	Federal Home Loan Mortgage Corp.	2.375%	2/16/21	1,200	1,191
[3]	Federal Home Loan Mortgage Corp.	1.125%	8/12/21	1,000	953
[3]	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	800	790
[3]	Federal Home Loan Mortgage Corp.	2.750%	6/19/23	500	498
[3]	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	127	169
[3]	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	1,525	2,085
[3]	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	502	673
[3]	Federal National Mortgage Assn.	0.875%	8/2/19	1,000	984
[3]	Federal National Mortgage Assn.	1.000%	8/28/19	1,700	1,673
[3]	Federal National Mortgage Assn.	1.750%	9/12/19	2,000	1,983
[3]	Federal National Mortgage Assn.	0.000%	10/9/19	570	552
[3]	Federal National Mortgage Assn.	1.000%	10/24/19	500	490
[3]	Federal National Mortgage Assn.	1.750%	11/26/19	1,000	990
[3]	Federal National Mortgage Assn.	1.625%	1/21/20	1,000	987
[3]	Federal National Mortgage Assn.	1.500%	2/28/20	632	621
[3]	Federal National Mortgage Assn.	1.500%	6/22/20	1,000	979
[3]	Federal National Mortgage Assn.	1.500%	7/30/20	1,000	978
[3]	Federal National Mortgage Assn.	1.500%	11/30/20	694	676
[3]	Federal National Mortgage Assn.	1.875%	12/28/20	1,000	981
[3]	Federal National Mortgage Assn.	1.375%	2/26/21	550	532
[3]	Federal National Mortgage Assn.	2.500%	4/13/21	500	498
[3]	Federal National Mortgage Assn.	2.750%	6/22/21	891	893
[3]	Federal National Mortgage Assn.	1.250%	8/17/21	525	502
[3]	Federal National Mortgage Assn.	1.375%	10/7/21	1,200	1,150
[3]	Federal National Mortgage Assn.	2.000%	1/5/22	500	488
[3]	Federal National Mortgage Assn.	2.000%	10/5/22	850	823
[3]	Federal National Mortgage Assn.	2.375%	1/19/23	2,394	2,352
[3]	Federal National Mortgage Assn.	2.625%	9/6/24	500	492
[3]	Federal National Mortgage Assn.	2.125%	4/24/26	575	538
[3]	Federal National Mortgage Assn.	1.875%	9/24/26	500	457
[3]	Federal National Mortgage Assn.	6.250%	5/15/29	175	224
[3]	Federal National Mortgage Assn.	7.125%	1/15/30	925	1,271
[3]	Federal National Mortgage Assn.	7.250%	5/15/30	300	420
[3]	Federal National Mortgage Assn.	6.625%	11/15/30	300	404
[3]	Federal National Mortgage Assn.	5.625%	7/15/37	275	368
	Private Export Funding Corp.	1.450%	8/15/19	125	123
	Private Export Funding Corp.	2.250%	3/15/20	150	149
	Private Export Funding Corp.	2.300%	9/15/20	50	50
	Private Export Funding Corp.	4.300%	12/15/21	100	105
	Private Export Funding Corp.	2.800%	5/15/22	125	125
	Private Export Funding Corp.	2.050%	11/15/22	1,075	1,038
	Private Export Funding Corp.	3.550%	1/15/24	100	103

Private Export Funding Corp.	2.450%	7/15/24	100	97
Private Export Funding Corp.	3.250%	6/15/25	50	50
[2] Tennessee Valley Authority	2.250%	3/15/20	150	149
[2] Tennessee Valley Authority	3.875%	2/15/21	250	257
[2] Tennessee Valley Authority	1.875%	8/15/22	175	169
[2] Tennessee Valley Authority	2.875%	9/15/24	191	190
[2] Tennessee Valley Authority	6.750%	11/1/25	134	166
[2] Tennessee Valley Authority	7.125%	5/1/30	1,000	1,374
[2] Tennessee Valley Authority	4.650%	6/15/35	175	201
[2] Tennessee Valley Authority	5.880%	4/1/36	250	332
[2] Tennessee Valley Authority	5.500%	6/15/38	100	129
[2] Tennessee Valley Authority	5.250%	9/15/39	412	526
[2] Tennessee Valley Authority	4.875%	1/15/48	100	123
[2] Tennessee Valley Authority	5.375%	4/1/56	50	68
[2] Tennessee Valley Authority	4.625%	9/15/60	180	218
[2] Tennessee Valley Authority	4.250%	9/15/65	200	226
				58,747
Conventional Mortgage-Backed Securities (21.6%)
[3,4] Fannie Mae Pool	2.000%	11/1/27–
		11/1/31	2,167	2,058
[3,4] Fannie Mae Pool	2.500%	1/1/27–
		10/1/46	21,523	20,964
[3,4,5] Fannie Mae Pool	3.000%	11/1/25–
		7/1/48	76,086	74,524
[3,4,5] Fannie Mae Pool	3.500%	10/1/20–
		7/1/48	94,891	94,866
[3,4,5] Fannie Mae Pool	4.000%	8/1/18–
		7/1/48	65,055	66,580
[3,4,5] Fannie Mae Pool	4.500%	7/1/18–
		7/1/48	25,326	26,516
[3,4] Fannie Mae Pool	5.000%	7/1/18–
		1/1/44	8,269	8,840
[3,4] Fannie Mae Pool	5.500%	10/1/18–
		4/1/40	6,769	7,339
[3,4] Fannie Mae Pool	6.000%	9/1/19–
		5/1/41	4,360	4,762
[3,4] Fannie Mae Pool	6.500%	11/1/18–
		10/1/39	1,164	1,278
[3,4] Fannie Mae Pool	7.000%	6/1/23–
		11/1/37	385	426
[3,4] Fannie Mae Pool	7.500%	11/1/22–
		2/1/32	34	40
[3,4] Fannie Mae Pool	8.000%	6/1/22–
		11/1/30	33	35
[3,4] Fannie Mae Pool	8.500%	7/1/22–
		4/1/31	8	8
[3,4] Fannie Mae Pool	9.500%	9/1/19–
		2/1/25	2	2
[3,4] Freddie Mac Gold Pool	2.000%	8/1/28–
		12/1/31	857	814
[3,4] Freddie Mac Gold Pool	2.500%	4/1/27–
		10/1/46	15,803	15,386
[3,4] Freddie Mac Gold Pool	3.000%	10/1/26–
		7/1/48	52,945	51,817
[3,4,5] Freddie Mac Gold Pool	3.500%	9/1/25–
		7/1/48	61,132	61,127
[3,4,5] Freddie Mac Gold Pool	4.000%	7/1/18–
		7/1/48	37,907	38,755
[3,4,5] Freddie Mac Gold Pool	4.500%	7/1/18–
		7/1/48	15,379	16,051
[3,4] Freddie Mac Gold Pool	5.000%	12/1/18–
		10/1/41	4,347	4,626
[3,4] Freddie Mac Gold Pool	5.500%	7/1/20–
		6/1/41	3,530	3,824
[3,4] Freddie Mac Gold Pool	6.000%	8/1/20–
		3/1/39	2,566	2,816
[3,4] Freddie Mac Gold Pool	6.500%	8/1/23–
		4/1/39	782	861
[3,4] Freddie Mac Gold Pool	7.000%	4/1/23–
		2/1/37	282	319

Total Bond Market Index Portfolio

Face				Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
[3,4] Freddie Mac Gold Pool	7.500%	1/1/23–
		4/1/28	22	25
[3,4] Freddie Mac Gold Pool	8.000%	1/1/22–
		7/1/30	23	23
[3,4] Freddie Mac Gold Pool	8.500%	8/1/23–
		11/1/30	12	13
[3,4] Freddie Mac Gold Pool	9.000%	5/1/27–
		5/1/30	4	4
[4] Ginnie Mae I Pool	3.000%	1/15/26–
		12/15/45	2,961	2,909
[4,5] Ginnie Mae I Pool	3.500%	11/15/25–
		7/1/48	3,536	3,561
[4,5] Ginnie Mae I Pool	4.000%	10/15/24–
		7/1/48	4,784	4,927
[4] Ginnie Mae I Pool	4.500%	9/15/18–
		3/15/41	4,637	4,870
[4] Ginnie Mae I Pool	5.000%	11/15/20–
		4/15/41	3,090	3,281
[4] Ginnie Mae I Pool	5.500%	6/15/19–
		12/15/40	1,780	1,924
[4] Ginnie Mae I Pool	6.000%	1/15/24–
		3/15/40	1,326	1,454
[4] Ginnie Mae I Pool	6.500%	11/15/23–
		2/15/39	327	354
[4] Ginnie Mae I Pool	7.000%	5/15/23–
		10/15/31	81	93
[4] Ginnie Mae I Pool	7.500%	4/15/22–
		1/15/31	38	42
[4] Ginnie Mae I Pool	8.000%	3/15/22–
		10/15/30	26	28
[4] Ginnie Mae I Pool	8.500%	6/15/24–
		9/15/26	4	4
[4] Ginnie Mae I Pool	9.000%	12/15/19–
		10/15/26	2	2
[4] Ginnie Mae I Pool	9.500%	12/15/21	1	1
[4] Ginnie Mae II Pool	2.500%	6/20/27–
		12/20/46	2,247	2,151
[4] Ginnie Mae II Pool	3.000%	2/20/27–
		7/1/48	53,098	52,182
[4,5] Ginnie Mae II Pool	3.500%	9/20/25–
		7/1/48	85,301	85,921
[4,5] Ginnie Mae II Pool	4.000%	9/20/25–
		6/1/48	41,837	43,083
[4,5] Ginnie Mae II Pool	4.500%	2/20/39–
		7/1/48	16,259	17,042
[4] Ginnie Mae II Pool	5.000%	12/20/32–
		5/20/48	4,817	5,147
[4] Ginnie Mae II Pool	5.500%	6/20/34–
		9/20/41	1,440	1,526
[4] Ginnie Mae II Pool	6.000%	3/20/33–
		7/20/39	693	750
[4] Ginnie Mae II Pool	6.500%	12/20/35–
		11/20/39	245	273
[4] Ginnie Mae II Pool	7.000%	8/20/36–
		4/20/38	30	35
				736,259
Nonconventional Mortgage-Backed Securities (0.1%)
[3,4] Fannie Mae Pool	2.124%	3/1/43	155	153
[3,4] Fannie Mae Pool	2.182%	6/1/43	109	109
[3,4] Fannie Mae Pool	2.201%	10/1/42	64	65
[3,4] Fannie Mae Pool	2.264%	7/1/43	160	155
[3,4] Fannie Mae Pool	2.396%	10/1/42	67	67
[3,4] Fannie Mae Pool	2.438%	9/1/43	16	16
[3,4,6] Fannie Mae Pool	2.727%	3/1/42	77	80
[3,4] Fannie Mae Pool	2.759%	1/1/42	54	56
[3,4,7] Fannie Mae Pool	2.914%	9/1/43	87	88
[3,4,6] Fannie Mae Pool	3.074%	10/1/37	23	24
[3,4,6] Fannie Mae Pool	3.087%	9/1/37	56	57
[3,4,8] Fannie Mae Pool	3.110%	6/1/37	5	5
[3,4,7] Fannie Mae Pool	3.176%	4/1/37	19	19
[3,4,6] Fannie Mae Pool	3.177%	12/1/41	37	38

[3,4,6] Fannie Mae Pool	3.294%	12/1/33	12	13
[3,4,6] Fannie Mae Pool	3.298%	7/1/36	10	10
[3,4,6] Fannie Mae Pool	3.360%	8/1/35	60	63
[3,4,8] Fannie Mae Pool	3.363%	7/1/38	8	8
[3,4] Fannie Mae Pool	3.365%	8/1/42	76	76
[3,4,6] Fannie Mae Pool	3.385%	11/1/36	25	27
[3,4,6] Fannie Mae Pool	3.410%	9/1/40	24	26
[3,4,6] Fannie Mae Pool	3.415%	6/1/36	1	1
[3,4,6] Fannie Mae Pool	3.431%	10/1/37	28	29
[3,4,6] Fannie Mae Pool	3.440%	10/1/39–
		9/1/42	84	87
[3,4,6] Fannie Mae Pool	3.445%	7/1/39	7	7
[3,4,6] Fannie Mae Pool	3.448%	8/1/40	28	29
[3,4,6] Fannie Mae Pool	3.450%	12/1/40	33	34
[3,4,6] Fannie Mae Pool	3.455%	11/1/39	8	8
[3,4,6] Fannie Mae Pool	3.478%	9/1/34	6	6
[3,4,6] Fannie Mae Pool	3.500%	10/1/40	30	31
[3,4,7] Fannie Mae Pool	3.525%	8/1/37	21	22
[3,4,8] Fannie Mae Pool	3.530%	12/1/37	26	26
[3,4,7] Fannie Mae Pool	3.535%	7/1/37	9	9
[3,4,8] Fannie Mae Pool	3.547%	12/1/35	37	38
[3,4,6] Fannie Mae Pool	3.549%	1/1/37	17	18
[3,4,6] Fannie Mae Pool	3.555%	11/1/41	43	46
[3,4,6] Fannie Mae Pool	3.557%	2/1/36	7	7
[3,4,6] Fannie Mae Pool	3.558%	12/1/39	35	37
[3,4,6] Fannie Mae Pool	3.560%	11/1/33–
		12/1/40	81	84
[3,4,6] Fannie Mae Pool	3.563%	11/1/41	34	36
[3,4,6] Fannie Mae Pool	3.565%	11/1/40–
		12/1/40	44	47
[3,4,6] Fannie Mae Pool	3.567%	12/1/41	36	38
[3,4,6] Fannie Mae Pool	3.570%	12/1/40	16	16
[3,4,7] Fannie Mae Pool	3.583%	8/1/39	36	36
[3,4,6] Fannie Mae Pool	3.590%	8/1/39	15	16
[3,4,6] Fannie Mae Pool	3.604%	1/1/42	39	41
[3,4] Fannie Mae Pool	3.614%	4/1/41	32	32
[3,4,6] Fannie Mae Pool	3.627%	3/1/38	5	5
[3,4,6] Fannie Mae Pool	3.645%	1/1/40	23	24
[3,4,6] Fannie Mae Pool	3.659%	3/1/42	31	33
[3,4,6] Fannie Mae Pool	3.661%	11/1/39	17	17
[3,4,6] Fannie Mae Pool	3.681%	2/1/41	18	18
[3,4,7] Fannie Mae Pool	3.682%	7/1/42	24	26
[3,4,6] Fannie Mae Pool	3.684%	9/1/40	57	60
[3,4,6] Fannie Mae Pool	3.727%	3/1/41	45	47
[3,4,6] Fannie Mae Pool	3.728%	6/1/41	35	37
[3,4,6] Fannie Mae Pool	3.739%	11/1/34	14	15
[3,4,6] Fannie Mae Pool	3.759%	2/1/41	21	22
[3,4,6] Fannie Mae Pool	3.764%	5/1/42	16	16
[3,4,6] Fannie Mae Pool	3.765%	2/1/41	18	19
[3,4,8] Fannie Mae Pool	3.784%	1/1/35	43	45
[3,4,6] Fannie Mae Pool	3.817%	7/1/41	91	96
[3,4,7] Fannie Mae Pool	3.886%	5/1/42	65	67
[3,4,6] Fannie Mae Pool	3.948%	3/1/41	28	29
[3,4,6] Fannie Mae Pool	4.068%	5/1/40	21	22
[3,4,6] Fannie Mae Pool	4.158%	4/1/37	15	16
[3,4,6] Fannie Mae Pool	4.234%	5/1/40	7	8
[3,4,6] Fannie Mae Pool	4.331%	5/1/41	24	25
[3,4,6] Fannie Mae Pool	4.389%	6/1/41	9	10
[3,4,6] Fannie Mae Pool	4.537%	5/1/36	3	3
[3,4] Freddie Mac Non Gold Pool	2.408%	5/1/42	12	12
[3,4,6] Freddie Mac Non Gold Pool	2.735%	10/1/37	2	2
[3,4] Freddie Mac Non Gold Pool	2.737%	2/1/42	28	28
[3,4,6] Freddie Mac Non Gold Pool	3.329%	7/1/35	11	12
[3,4,6] Freddie Mac Non Gold Pool	3.375%	1/1/38	7	7
[3,4,6] Freddie Mac Non Gold Pool	3.390%	12/1/36	14	15
[3,4,6] Freddie Mac Non Gold Pool	3.410%	10/1/37	15	16
[3,4,6] Freddie Mac Non Gold Pool	3.492%	1/1/35–
		12/1/36	20	20
[3,4,6] Freddie Mac Non Gold Pool	3.495%	12/1/40	31	32
[3,4,6] Freddie Mac Non Gold Pool	3.496%	12/1/34	9	9
[3,4,8] Freddie Mac Non Gold Pool	3.497%	11/1/34	28	29

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3,4,6] Freddie Mac Non Gold Pool	3.515%	12/1/36	6	6
[3,4,7] Freddie Mac Non Gold Pool	3.521%	6/1/37	8	8
[3,4,6] Freddie Mac Non Gold Pool	3.555%	2/1/37	8	9
[3,4,6] Freddie Mac Non Gold Pool	3.566%	12/1/35	22	23
[3,4,6] Freddie Mac Non Gold Pool	3.609%	3/1/37	3	3
[3,4,6] Freddie Mac Non Gold Pool	3.630%	6/1/40–
		12/1/40	41	43
[3,4,6] Freddie Mac Non Gold Pool	3.636%	2/1/42	17	18
[3,4,6] Freddie Mac Non Gold Pool	3.650%	11/1/40	27	28
[3,4,6] Freddie Mac Non Gold Pool	3.667%	9/1/40	32	33
[3,4,6] Freddie Mac Non Gold Pool	3.703%	1/1/41	7	7
[3,4,6] Freddie Mac Non Gold Pool	3.735%	1/1/41	24	24
[3,4,8] Freddie Mac Non Gold Pool	3.814%	10/1/36	14	15
[3,4,6] Freddie Mac Non Gold Pool	3.889%	3/1/41	10	10
[3,4,6] Freddie Mac Non Gold Pool	3.900%	2/1/41	10	10
[3,4,6] Freddie Mac Non Gold Pool	3.910%	2/1/41	23	24
[3,4,6] Freddie Mac Non Gold Pool	3.942%	9/1/37	13	13
[3,4,8] Freddie Mac Non Gold Pool	3.971%	2/1/36	10	10
[3,4,6] Freddie Mac Non Gold Pool	4.084%	6/1/41	14	15
[3,4,6] Freddie Mac Non Gold Pool	4.125%	5/1/38	2	2
[3,4,6] Freddie Mac Non Gold Pool	4.145%	3/1/38	5	5
[3,4,6] Freddie Mac Non Gold Pool	4.180%	6/1/40	31	33
[3,4,8] Freddie Mac Non Gold Pool	4.232%	5/1/36	9	10
[3,4,6] Freddie Mac Non Gold Pool	4.255%	5/1/40	10	10
[3,4,6] Freddie Mac Non Gold Pool	4.347%	5/1/37	21	22
[3,4,6] Freddie Mac Non Gold Pool	4.407%	5/1/40	11	11
[3,4,6] Freddie Mac Non Gold Pool	4.483%	6/1/40	28	29
[4,8] Ginnie Mae II Pool	2.625%	4/20/41–
		6/20/43	170	173
[4,8] Ginnie Mae II Pool	2.750%	7/20/38–
		8/20/41	64	66
[4,8] Ginnie Mae II Pool	3.000%	5/20/41	9	9
[4,8] Ginnie Mae II Pool	3.125%	10/20/38–
		12/20/42	291	300
[4,8] Ginnie Mae II Pool	3.375%	1/20/41–
		3/20/43	199	205
[4,8] Ginnie Mae II Pool	3.625%	11/20/40	4	4
				3,956
Total U.S. Government and Agency Obligations (Cost $2,207,310) 2,166,738
Asset-Backed/Commercial Mortgage-Backed Securities (2.8%)
[4] Ally Auto Receivables Trust 2014-3	1.720%	3/16/20	36	36
[4] Ally Auto Receivables Trust 2015-1	1.390%	9/16/19	1	1
[4] Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	50	50
[4] Ally Auto Receivables Trust 2015-2	1.490%	11/15/19	11	11
[4] Ally Auto Receivables Trust 2015-2	1.840%	6/15/20	50	50
[4] Ally Auto Receivables Trust 2018-1	2.350%	6/15/22	100	99
[4] Ally Auto Receivables Trust 2018-1	2.530%	2/15/23	25	25
[4] Ally Auto Receivables Trust 2018-3	3.000%	1/17/23	25	25
[4] Ally Auto Receivables Trust 2018-3	3.120%	7/17/23	50	50
[4] Ally Master Owner Trust Series 2018-1	2.700%	1/17/23	425	421
[4] Ally Master Owner Trust Series 2018-2	3.290%	5/15/23	100	100
[4] American Express Credit Account
Master Trust 2017-1	1.930%	9/15/22	250	246
[4] American Express Credit Account
Master Trust 2017-3	1.770%	11/15/22	300	294
[4] American Express Credit Account
Master Trust 2017-6	2.040%	5/15/23	375	367
[4] American Express Credit Account
Master Trust 2017-7	2.350%	5/15/25	225	218
[4] American Express Credit Account
Master Trust 2018-1	2.670%	10/17/22	275	274
[4] American Express Credit Account
Master Trust 2018-2	3.010%	10/15/25	250	248
[4] American Express Credit Account
Master Trust 2018-4	2.990%	12/15/23	325	325
[4] AmeriCredit Automobile Receivables
Trust 2016-3	1.460%	5/10/21	61	60
[4] AmeriCredit Automobile Receivables
Trust 2017-3	1.900%	3/18/22	80	79

[4]	AmeriCredit Automobile Receivables
	Trust 2018-1	3.070%	12/19/22	100	100
[4]	AmeriCredit Automobile Receivables
	Trust 2018-1	3.260%	1/18/24	56	56
[4]	AmeriCredit Automobile Receivables
	Trust 2018-1	3.500%	1/18/24	50	50
[4]	BA Credit Card Trust 2017-A1	1.950%	8/15/22	250	246
[4]	BA Credit Card Trust 2018-A1	2.700%	7/17/23	475	472
[4]	Banc of America Commercial Mortgage
	Trust 2015-UBS7	3.429%	9/15/48	50	50
[4]	Banc of America Commercial Mortgage
	Trust 2015-UBS7	3.705%	9/15/48	75	75
[4]	Banc of America Commercial Mortgage
	Trust 2017-BNK3	3.574%	2/15/50	72	71
[4]	Banc of America Commercial Mortgage
	Trust 2017-BNK3	3.748%	2/15/50	28	27
[4]	BANK 2017 - BNK5	3.390%	6/15/60	150	146
[4]	BANK 2017 - BNK5	3.624%	6/15/60	100	98
[4]	BANK 2017 - BNK6	3.518%	7/15/60	404	397
[4]	BANK 2017 - BNK6	3.741%	7/15/60	404	400
[4]	BANK 2017 - BNK7	3.175%	9/15/60	100	96
[4]	BANK 2017 - BNK7	3.435%	9/15/60	75	73
[4]	BANK 2017 - BNK7	3.748%	9/15/60	75	74
[4]	BANK 2017 - BNK8	3.488%	11/15/50	150	147
[4]	BANK 2017 - BNK8	3.731%	11/15/50	25	25
[4]	BANK 2017 - BNK9	3.279%	11/15/54	150	146
[4]	BANK 2017 - BNK9	3.538%	11/15/54	150	147
[4]	BANK 2018 - BN11	4.046%	3/15/61	100	102
[4]	BANK 2018 - BN12	4.255%	5/15/61	125	130
	BANK 2018 - BN12	4.493%	5/15/61	50	52
[4]	BANK 2018 - BNK10	3.641%	2/15/61	50	50
[4]	BANK 2018 - BNK10	3.688%	2/15/61	250	248
[4]	BANK 2018 - BNK10	3.898%	2/15/61	50	50
[4]	Bank of America Credit Card Trust
	BACCT_18-A2	3.000%	9/15/23	400	400
	Bank of Nova Scotia	2.125%	9/11/19	250	247
	Bank of Nova Scotia	1.850%	4/14/20	450	442
	Bank of Nova Scotia	1.875%	4/26/21	175	170
[4]	Barclays Dryrock Issuance Trust 2016-1	1.520%	5/16/22	125	123
[4]	BBCMS Mortgage Trust 2017-C1	3.674%	2/15/50	325	322
[4]	BBCMS Mortgage Trust 2017-C1	3.898%	2/15/50	100	101
[4]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP26	5.513%	1/12/45	53	53
[4]	BENCHMARK 2018-B1 Mortgage Trust	3.666%	1/15/51	100	100
[4]	BENCHMARK 2018-B1 Mortgage Trust	3.878%	1/15/51	50	50
[4]	BENCHMARK 2018-B2 Mortgage Trust	3.662%	2/15/51	125	127
[4]	BENCHMARK 2018-B2 Mortgage Trust	3.882%	2/15/51	325	329
[4]	BENCHMARK 2018-B2 Mortgage Trust	4.084%	2/15/51	150	152
[4]	BENCHMARK 2018-B3 Mortgage Trust	3.848%	4/10/51	100	102
[4]	BENCHMARK 2018-B3 Mortgage Trust	4.025%	4/10/51	225	231
†,4 BENCHMARK 2018-B4 Mortgage Trust		4.121%	7/15/51	350	360
†,4 BENCHMARK 2018-B4 Mortgage Trust		4.311%	7/15/51	75	77
[4]	BMW Vehicle Lease Trust 2017-2	2.070%	10/20/20	75	74
[4]	BMW Vehicle Owner Trust 2014-A	1.500%	2/25/21	20	20
[4]	BMW Vehicle Owner Trust 2018-A	2.350%	4/25/22	150	148
[4]	BMW Vehicle Owner Trust 2018-A	2.510%	6/25/24	50	49
[4]	Capital Auto Receivables Asset Trust
	2015-1	1.860%	10/21/19	5	5
[4]	Capital Auto Receivables Asset Trust
	2015-2	1.970%	1/21/20	66	66
[4]	Capital Auto Receivables Asset Trust
	2015-3	1.940%	1/21/20	23	23
[4]	Capital Auto Receivables Asset Trust
	2015-3	2.130%	5/20/20	75	75
[4]	Capital Auto Receivables Asset Trust
	2015-4	1.830%	3/20/20	29	29
[4]	Capital Auto Receivables Asset Trust
	2015-4	2.010%	7/20/20	75	75
[4]	Capital Auto Receivables Asset Trust
	2016-3	1.690%	3/20/21	50	49

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Capital One Multi-Asset Execution
	Trust 2015-A2	2.080%	3/15/23	250	246
[4]	Capital One Multi-Asset Execution
	Trust 2015-A5	1.600%	5/17/21	100	100
[4]	Capital One Multi-Asset Execution
	Trust 2015-A8	2.050%	8/15/23	150	147
[4]	Capital One Multi-Asset Execution
	Trust 2016-A3	1.340%	4/15/22	170	168
[4]	Capital One Multi-Asset Execution
	Trust 2016-A4	1.330%	6/15/22	200	197
[4]	Capital One Multi-Asset Execution
	Trust 2016-A6	1.820%	9/15/22	100	99
[4]	Capital One Multi-Asset Execution
	Trust 2017-A4	1.990%	7/17/23	250	245
[4]	Capital One Multi-Asset Execution
	Trust 2017-A6	2.290%	7/15/25	225	218
[4]	Capital One Multi-Asset Execution
	Trust 2018-1	3.010%	2/15/24	125	125
[4]	CarMax Auto Owner Trust 2014-3	1.730%	2/18/20	15	15
[4]	CarMax Auto Owner Trust 2015-2	1.370%	3/16/20	10	10
[4]	CarMax Auto Owner Trust 2015-2	1.800%	3/15/21	50	50
[4]	CarMax Auto Owner Trust 2015-3	1.630%	5/15/20	37	37
[4]	CarMax Auto Owner Trust 2015-3	1.980%	2/16/21	50	50
[4]	CarMax Auto Owner Trust 2015-4	1.560%	11/16/20	50	50
[4]	CarMax Auto Owner Trust 2015-4	1.830%	6/15/21	50	49
[4]	CarMax Auto Owner Trust 2016-3	1.390%	5/17/21	92	91
[4]	CarMax Auto Owner Trust 2016-3	1.600%	1/18/22	50	49
[4]	CarMax Auto Owner Trust 2017-4	2.110%	10/17/22	75	74
[4]	CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	50	49
[4]	CarMax Auto Owner Trust 2018-1	2.480%	11/15/22	75	74
[4]	CarMax Auto Owner Trust 2018-1	2.640%	6/15/23	50	49
[4]	CarMax Auto Owner Trust 2018-2	2.980%	1/17/23	75	75
[4]	CarMax Auto Owner Trust 2018-2	3.160%	7/17/23	50	50
[4]	CD 2016-CD1 Commercial Mortgage
	Trust	2.724%	8/10/49	150	140
[4]	CD 2016-CD2 Commercial Mortgage
	Trust	3.526%	11/10/49	100	99
[4]	CD 2017-CD3 Commercial Mortgage
	Trust	3.453%	2/10/50	25	25
[4]	CD 2017-CD3 Commercial Mortgage
	Trust	3.631%	2/10/50	144	143
[4]	CD 2017-CD3 Commercial Mortgage
	Trust	3.833%	2/10/50	31	31
[4]	CD 2017-CD6 Commercial Mortgage
	Trust	3.332%	11/13/50	50	49
[4]	CD 2017-CD6 Commercial Mortgage
	Trust	3.456%	11/13/50	125	122
[4]	CD 2017-CD6 Commercial Mortgage
	Trust	3.709%	11/13/50	75	73
[4]	CenterPoint Energy Transition Bond Co.
	II LLC 2005-A	5.302%	8/1/20	17	17
[4]	CenterPoint Energy Transition Bond Co.
	IV LLC 2012-1	3.028%	10/15/25	350	346
[4]	CFCRE Commercial Mortgage Trust
	2016-C3	3.865%	1/10/48	125	126
[4]	CFCRE Commercial Mortgage Trust
	2016-C4	3.283%	5/10/58	150	146
	CFCRE Commercial Mortgage Trust
	2016-C4	3.691%	5/10/58	100	99
[4]	CFCRE Commercial Mortgage Trust
	2016-C6	3.217%	11/10/49	250	241
[4]	CFCRE Commercial Mortgage Trust
	2017-C8	3.572%	6/15/50	50	49
[4]	Chase Issuance Trust 2012-A4	1.580%	8/16/21	150	148
[4]	Chase Issuance Trust 2012-A7	2.160%	9/16/24	313	302
[4]	Chase Issuance Trust 2014-A2	2.770%	3/15/23	225	224
[4]	Chase Issuance Trust 2015-A4	1.840%	4/15/22	150	147
[4]	Chase Issuance Trust 2016-A2	1.370%	6/15/21	225	222
[4]	Chase Issuance Trust 2016-A4	1.490%	7/15/22	200	194
[4]	Chase Issuance Trust 2016-A5	1.270%	7/15/21	225	222

[4]	Citibank Credit Card Issuance Trust
	2014-A1	2.880%	1/23/23	100	100
[4]	Citibank Credit Card Issuance Trust
	2014-A5	2.680%	6/7/23	200	198
[4]	Citibank Credit Card Issuance Trust
	2014-A6	2.150%	7/15/21	500	497
[4]	Citibank Credit Card Issuance Trust
	2016-A2	2.190%	11/20/23	200	195
[4]	Citibank Credit Card Issuance Trust
	2017-A2	1.740%	1/19/21	325	324
[4]	Citibank Credit Card Issuance Trust
	2017-A9	1.800%	9/20/21	340	336
[4]	Citibank Credit Card Issuance Trust
	2018-A1	2.490%	1/20/23	550	543
[4]	Citibank Credit Card Issuance Trust
	2018-A3	3.290%	5/23/25	450	452
[4]	Citigroup Commercial Mortgage Trust
	2012-GC8	3.024%	9/10/45	75	74
[4]	Citigroup Commercial Mortgage Trust
	2013-GC11	3.093%	4/10/46	100	99
[4]	Citigroup Commercial Mortgage Trust
	2013-GC15	3.161%	9/10/46	47	47
[4]	Citigroup Commercial Mortgage Trust
	2013-GC15	4.371%	9/10/46	50	52
[4]	Citigroup Commercial Mortgage Trust
	2013-GC15	4.649%	9/10/46	75	78
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	2.790%	3/10/47	8	8
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	3.552%	3/10/47	25	25
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	4.023%	3/10/47	25	26
[4]	Citigroup Commercial Mortgage Trust
	2014-GC19	4.345%	3/10/47	25	26
[4]	Citigroup Commercial Mortgage Trust
	2014-GC21	3.855%	5/10/47	50	51
[4]	Citigroup Commercial Mortgage Trust
	2014-GC21	4.328%	5/10/47	50	51
[4]	Citigroup Commercial Mortgage Trust
	2014-GC23	3.622%	7/10/47	100	100
[4]	Citigroup Commercial Mortgage Trust
	2014-GC25	3.635%	10/10/47	175	175
[4]	Citigroup Commercial Mortgage Trust
	2015-GC27	3.137%	2/10/48	225	219
[4]	Citigroup Commercial Mortgage Trust
	2015-GC27	3.571%	2/10/48	100	99
[4]	Citigroup Commercial Mortgage Trust
	2015-GC29	2.674%	4/10/48	49	49
[4]	Citigroup Commercial Mortgage Trust
	2015-GC29	3.192%	4/10/48	175	171
[4]	Citigroup Commercial Mortgage Trust
	2015-GC29	3.758%	4/10/48	84	83
[4]	Citigroup Commercial Mortgage Trust
	2015-GC31	3.762%	6/10/48	100	101
[4]	Citigroup Commercial Mortgage Trust
	2015-GC33	3.778%	9/10/58	100	101
[4]	Citigroup Commercial Mortgage Trust
	2016-C1	3.003%	5/10/49	55	54
[4]	Citigroup Commercial Mortgage Trust
	2016-C1	3.209%	5/10/49	125	121
[4]	Citigroup Commercial Mortgage Trust
	2016-GC36	3.616%	2/10/49	225	224
[4]	Citigroup Commercial Mortgage Trust
	2016-P4	2.902%	7/10/49	75	71
[4]	Citigroup Commercial Mortgage Trust
	2017-B1	3.458%	8/15/50	250	244
[4]	Citigroup Commercial Mortgage Trust
	2017-B1	3.711%	8/15/50	50	49
[4]	Citigroup Commercial Mortgage Trust
	2017-C4	3.471%	10/12/50	150	147

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Citigroup Commercial Mortgage Trust
	2017-C4	3.764%	10/12/50	50	50
[4]	Citigroup Commercial Mortgage Trust
	2018-B2	3.788%	3/10/51	50	51
[4]	Citigroup Commercial Mortgage Trust
	2018-B2	4.009%	3/10/51	275	280
[4]	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	58	58
[4]	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	65	65
[4,9] COMM 2012-CCRE3 Mortgage Trust		3.416%	10/15/45	78	77
[4]	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	125	122
[4]	COMM 2013-CCRE10 Mortgage Trust	4.210%	8/10/46	20	21
[4]	COMM 2013-CCRE11 Mortgage Trust	3.047%	8/10/50	30	30
[4]	COMM 2013-CCRE11 Mortgage Trust	3.660%	8/10/50	30	30
[4]	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	40	41
[4]	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	150	156
[4]	COMM 2013-CCRE11 Mortgage Trust	4.715%	8/10/50	30	31
[4]	COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	50	50
[4]	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	50	51
[4]	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	50	51
[4]	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	50	51
[4]	COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	25	26
[4]	COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	25	25
[4]	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	65	64
[4]	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	50	50
[4]	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	71	72
[4]	COMM 2013-CCRE9 Mortgage Trust	4.380%	7/10/45	90	94
[4]	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	17	17
[4]	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	40	41
[4]	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	104	102
[4]	COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	58	57
[4]	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	78	78
[4]	COMM 2014-CCRE15 Mortgage Trust	3.595%	2/10/47	30	30
[4]	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	56	58
[4]	COMM 2014-CCRE15 Mortgage Trust	4.851%	2/10/47	28	29
[4]	COMM 2014-CCRE16 Mortgage Trust	3.653%	4/10/47	50	50
[4]	COMM 2014-CCRE16 Mortgage Trust	4.278%	4/10/47	75	77
[4]	COMM 2014-CCRE17 Mortgage Trust	3.012%	5/10/47	49	49
[4]	COMM 2014-CCRE17 Mortgage Trust	3.598%	5/10/47	25	25
[4]	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	50	51
[4]	COMM 2014-CCRE17 Mortgage Trust	4.377%	5/10/47	25	26
[4]	COMM 2014-CCRE18 Mortgage Trust	3.452%	7/15/47	50	50
[4]	COMM 2014-CCRE19 Mortgage Trust	3.796%	8/10/47	175	178
[4]	COMM 2014-CCRE19 Mortgage Trust	4.080%	8/10/47	50	50
[4]	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	50	50
[4]	COMM 2014-CCRE21 Mortgage Trust	3.095%	12/10/47	86	86
[4]	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	175	175
[4]	COMM 2014-LC15 Mortgage Trust	2.840%	4/10/47	50	50
[4]	COMM 2014-LC15 Mortgage Trust	4.006%	4/10/47	150	154
[4]	COMM 2014-LC17 Mortgage Trust	3.164%	10/10/47	100	100
[4]	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	50	51
[4]	COMM 2014-UBS2 Mortgage Trust	2.820%	3/10/47	24	24
[4]	COMM 2014-UBS2 Mortgage Trust	3.472%	3/10/47	22	22
[4]	COMM 2014-UBS2 Mortgage Trust	3.961%	3/10/47	54	55
[4]	COMM 2014-UBS2 Mortgage Trust	4.199%	3/10/47	15	15
[4]	COMM 2014-UBS2 Mortgage Trust	4.701%	3/10/47	10	10
[4]	COMM 2014-UBS3 Mortgage Trust	2.844%	6/10/47	50	50
[4]	COMM 2014-UBS3 Mortgage Trust	3.819%	6/10/47	100	102
[4]	COMM 2014-UBS4 Mortgage Trust	3.694%	8/10/47	125	126
[4]	COMM 2014-UBS4 Mortgage Trust	3.968%	8/10/47	44	44
[4]	COMM 2014-UBS5 Mortgage Trust	3.838%	9/10/47	125	127
[4]	COMM 2014-UBS6 Mortgage Trust	2.935%	12/10/47	122	122
[4]	COMM 2014-UBS6 Mortgage Trust	3.387%	12/10/47	125	125
[4]	COMM 2014-UBS6 Mortgage Trust	3.644%	12/10/47	225	226
[4]	COMM 2014-UBS6 Mortgage Trust	4.048%	12/10/47	50	51
[4]	COMM 2015-CCRE22 Mortgage Trust	2.856%	3/10/48	50	50
[4]	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	150	148
[4]	COMM 2015-CCRE22 Mortgage Trust	3.603%	3/10/48	50	50
[4]	COMM 2015-CCRE23 Mortgage Trust	3.257%	5/10/48	75	75
[4]	COMM 2015-CCRE23 Mortgage Trust	3.497%	5/10/48	100	100
[4]	COMM 2015-CCRE23 Mortgage Trust	3.801%	5/10/48	50	50
[4]	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	125	126

[4]	COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	225	225
[4]	COMM 2015-CCRE27 Mortgage Trust	3.404%	10/10/48	125	125
[4]	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	125	125
[4]	COMM 2015-LC19 Mortgage Trust	3.040%	2/10/48	25	25
[4]	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	125	122
[4]	COMM 2015-LC19 Mortgage Trust	3.527%	2/10/48	50	49
[4]	COMM 2016-CCRE28 Mortgage Trust	3.762%	2/10/49	150	151
[4]	COMM 2016-DC2 Mortgage Trust	3.550%	2/10/49	125	125
[4]	CSAIL 2015-C1 Commercial Mortgage
	Trust	3.505%	4/15/50	100	99
[4]	CSAIL 2015-C1 Commercial Mortgage
	Trust	3.791%	4/15/50	75	75
[4]	CSAIL 2015-C1 Commercial Mortgage
	Trust	4.044%	4/15/50	50	50
[4]	CSAIL 2015-C2 Commercial Mortgage
	Trust	1.454%	6/15/57	27	27
[4]	CSAIL 2015-C2 Commercial Mortgage
	Trust	3.504%	6/15/57	150	148
[4]	CSAIL 2015-C2 Commercial Mortgage
	Trust	3.849%	6/15/57	75	74
[4]	CSAIL 2015-C3 Commercial Mortgage
	Trust	3.448%	8/15/48	85	85
[4]	CSAIL 2015-C3 Commercial Mortgage
	Trust	3.718%	8/15/48	100	100
[4]	CSAIL 2015-C3 Commercial Mortgage
	Trust	4.252%	8/15/48	50	50
[4]	CSAIL 2015-C4 Commercial Mortgage
	Trust	3.617%	11/15/48	50	50
[4]	CSAIL 2015-C4 Commercial Mortgage
	Trust	3.808%	11/15/48	75	76
[4]	CSAIL 2016-C7 Commercial Mortgage
	Trust	3.502%	11/15/49	200	196
[4]	CSAIL 2017-C8 Commercial Mortgage
	Trust	3.392%	6/15/50	150	146
[4]	CSAIL 2017-CX10 Commercial
	Mortgage Trust	3.458%	11/15/50	150	146
[4]	CSAIL 2017-CX9 Commercial
	Mortgage Trust	3.446%	9/15/50	50	49
[4]	CSAIL 2018-CX11 Commercial
	Mortgage Trust	4.033%	4/15/51	275	280
[4]	DBJPM 16-C1 Mortgage Trust	3.276%	5/10/49	75	73
[4]	DBJPM 16-C3 Mortgage Trust	2.890%	9/10/49	100	95
[4]	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	100	97
[4]	DBJPM 17-C6 Mortgage Trust	3.561%	6/10/50	50	49
[4]	Discover Card Execution Note Trust
	2015-A2	1.900%	10/17/22	275	270
[4]	Discover Card Execution Note Trust
	2015-A3	1.450%	3/15/21	225	224
[4]	Discover Card Execution Note Trust
	2015-A4	2.190%	4/17/23	225	221
[4]	Discover Card Execution Note Trust
	2016-A1	1.640%	7/15/21	350	348
[4]	Discover Card Execution Note Trust
	2017-A2	2.390%	7/15/24	150	147
[4]	Discover Card Execution Note Trust
	2018-A1	3.030%	8/15/25	225	224
[4]	Drive Auto Receivables Trust 2018-2	3.220%	4/15/22	100	100
[4]	Drive Auto Receivables Trust 2018-2	3.630%	8/15/24	100	100
[3,4] Fannie Mae-Aces 2011-M2		3.764%	4/25/21	144	145
[3,4] Fannie Mae-Aces 2011-M4		3.726%	6/25/21	333	337
[3,4] Fannie Mae-Aces 2013-M12		2.466%	3/25/23	231	222
[3,4] Fannie Mae-Aces 2013-M14		2.603%	4/25/23	257	249
[3,4] Fannie Mae-Aces 2013-M14		3.329%	10/25/23	350	349
[3,4] Fannie Mae-Aces 2013-M4		2.608%	3/25/22	16	16
[3,4] Fannie Mae-Aces 2013-M7		2.280%	12/27/22	100	96
[3,4] Fannie Mae-Aces 2014-M1		2.323%	11/25/18	181	181
[3,4] Fannie Mae-Aces 2014-M1		3.297%	7/25/23	440	439
[3,4] Fannie Mae-Aces 2014-M10		2.171%	9/25/19	178	177
[3,4] Fannie Mae-Aces 2014-M12		2.614%	10/25/21	323	318
[3,4] Fannie Mae-Aces 2014-M13		2.566%	8/25/24	40	39
[3,4] Fannie Mae-Aces 2014-M13		3.021%	8/25/24	125	123

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3,4] Fannie Mae-Aces 2014-M2	3.513%	12/25/23	346	349
[3,4] Fannie Mae-Aces 2014-M3	2.613%	1/25/24	104	102
[3,4] Fannie Mae-Aces 2014-M3	3.501%	1/25/24	175	176
[3,4] Fannie Mae-Aces 2014-M4	3.346%	3/25/24	175	175
[3,4] Fannie Mae-Aces 2014-M6	2.679%	5/25/21	302	299
[3,4] Fannie Mae-Aces 2014-M7	3.384%	6/25/24	297	296
[3,4] Fannie Mae-Aces 2014-M8	2.346%	6/25/24	34	33
[3,4] Fannie Mae-Aces 2014-M8	3.056%	6/25/24	175	172
[3,4] Fannie Mae-Aces 2014-M9	3.103%	7/25/24	200	197
[3,4] Fannie Mae-Aces 2015-M1	2.532%	9/25/24	300	287
[3,4] Fannie Mae-Aces 2015-M10	3.092%	4/25/27	100	97
[3,4] Fannie Mae-Aces 2015-M12	2.886%	5/25/25	225	217
[3,4] Fannie Mae-Aces 2015-M15	2.923%	10/25/25	275	266
[3,4] Fannie Mae-Aces 2015-M2	2.620%	12/25/24	207	199
[3,4] Fannie Mae-Aces 2015-M3	2.723%	10/25/24	100	97
[3,4] Fannie Mae-Aces 2015-M4	2.509%	7/25/22	150	147
[3,4] Fannie Mae-Aces 2015-M7	2.590%	12/25/24	200	191
[3,4] Fannie Mae-Aces 2015-M8	2.344%	1/25/25	97	95
[3,4] Fannie Mae-Aces 2015-M8	2.900%	1/25/25	100	97
[3,4] Fannie Mae-Aces 2016-M11	2.369%	7/25/26	250	231
[3,4] Fannie Mae-Aces 2016-M12	2.529%	9/25/26	250	234
[3,4] Fannie Mae-Aces 2016-M2	2.152%	1/25/23	200	192
[3,4] Fannie Mae-Aces 2016-M3	2.702%	2/25/26	100	96
[3,4] Fannie Mae-Aces 2016-M4	2.576%	3/25/26	100	94
[3,4] Fannie Mae-Aces 2016-M5	2.469%	4/25/26	200	188
[3,4] Fannie Mae-Aces 2016-M7	2.157%	10/25/23	50	48
[3,4] Fannie Mae-Aces 2016-M7	2.499%	9/25/26	75	70
[3,4] Fannie Mae-Aces 2016-M9	2.292%	6/25/26	300	279
[3,4] Fannie Mae-Aces 2017-M1	2.498%	10/25/26	200	188
[3,4] Fannie Mae-Aces 2017-M10	2.647%	7/25/24	110	105
[3,4] Fannie Mae-Aces 2017-M12	3.182%	6/25/27	300	296
[3,4] Fannie Mae-Aces 2017-M15	3.196%	11/25/27	275	269
[3,4] Fannie Mae-Aces 2017-M4	2.683%	12/25/26	200	190
[3,4] Fannie Mae-Aces 2017-M7	2.961%	2/25/27	150	145
[3,4] Fannie Mae-Aces 2017-M8	3.061%	5/25/27	514	504
[3,4] Fannie Mae-Aces 2018-M2	2.999%	1/25/28	425	406
[3,4] Fannie Mae-Aces 2018-M4	3.144%	3/25/28	165	160
[3,4] Fannie Mae-Aces 2018-M7	3.150%	3/25/28	100	97
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K005	3.484%	4/25/19	29	30
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K006	3.398%	7/25/19	48	48
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K009	2.757%	5/25/20	24	24
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K010	3.320%	7/25/20	24	24
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K011	4.084%	11/25/20	250	256
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K014	3.871%	4/25/21	133	135
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K017	2.873%	12/25/21	350	348
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K019	2.272%	3/25/22	150	146
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K020	2.373%	5/25/22	350	341
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K021	2.396%	6/25/22	225	219
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K026	2.510%	11/25/22	325	317
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K027	2.637%	1/25/23	325	318
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K028	3.111%	2/25/23	475	476
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K029	3.320%	2/25/23	325	327
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K030	2.779%	9/25/22	199	198
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K030	3.250%	4/25/23	325	326

[3,4] FHLMC Multifamily Structured Pass
Through Certificates K031	3.300%	4/25/23	340	342
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K032	3.016%	2/25/23	210	209
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K032	3.310%	5/25/23	340	344
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K033	2.871%	2/25/23	227	226
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K033	3.060%	7/25/23	325	323
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K034	3.531%	7/25/23	288	293
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K035	3.458%	8/25/23	400	407
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K036	3.527%	10/25/23	325	330
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K038	2.604%	10/25/23	87	85
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K038	3.389%	3/25/24	400	404
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K039	2.683%	12/25/23	54	53
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K039	3.303%	7/25/24	225	227
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K040	2.768%	4/25/24	84	83
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K040	3.241%	9/25/24	275	276
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K041	3.171%	10/25/24	275	275
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K042	2.267%	6/25/24	42	40
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K043	2.532%	10/25/23	43	42
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K043	3.062%	12/25/24	150	149
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K045	2.493%	11/25/24	110	107
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K045	3.023%	1/25/25	175	173
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K046	3.205%	3/25/25	175	175
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K047	2.827%	12/25/24	84	82
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K047	3.329%	5/25/25	175	176
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K048	3.284%	6/25/25	225	226
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K049	3.010%	7/25/25	125	123
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K050	3.334%	8/25/25	200	201
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K052	3.151%	11/25/25	125	124
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K053	2.995%	12/25/25	75	74
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K054	2.745%	1/25/26	200	193
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K056	2.525%	5/25/26	150	142
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K058	2.653%	8/25/26	100	95
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K063	3.430%	1/25/27	475	477
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K064	3.224%	3/25/27	300	297
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K065	3.243%	4/25/27	433	429
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K066	3.117%	6/25/27	150	147

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K068	3.244%	8/25/27	125	124
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K069	3.187%	9/25/27	200	197
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K070	3.303%	11/25/27	75	75
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K071	3.286%	11/25/27	100	99
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K072	3.444%	12/25/27	100	100
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K075	3.650%	2/25/28	150	153
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K076	3.900%	4/25/28	350	363
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K152	3.080%	1/25/31	100	96
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K155	3.750%	11/25/32	100	102
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K155	3.750%	4/25/33	200	202
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K503	1.384%	1/25/19	57	57
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K503	2.456%	8/25/19	325	324
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K504	2.566%	9/25/20	100	99
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K704	2.412%	8/25/18	28	28
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K706	2.323%	10/25/18	94	94
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K707	2.220%	12/25/18	150	150
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K710	1.883%	5/25/19	25	25
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K711	1.321%	12/25/18	36	36
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K711	1.730%	7/25/19	425	421
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K712	1.869%	11/25/19	191	189
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K713	2.313%	3/25/20	518	513
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K714	3.034%	10/25/20	400	401
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K716	2.413%	1/25/21	38	37
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K716	3.130%	6/25/21	370	371
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K717	2.991%	9/25/21	225	225
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K718	2.375%	9/25/21	181	178
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K718	2.791%	1/25/22	225	223
[3,4] FHLMC Multifamily Structured Pass
Through Certificates K731	3.600%	2/25/25	225	230
[3,4] FHLMC Multifamily Structured Pass
Through Certificates KW01	2.853%	1/25/26	200	194
[3,4] FHLMC Multifamily Structures Pass
Through Certificates K073	3.350%	1/25/28	125	124
[3,4] FHLMC Multifamily Structures Pass
Through Certificates K074	3.600%	1/25/28	225	229
[3,4] FHLMC Multifamily Structures Pass
Through Certificates K1504	3.459%	11/25/32	50	50
[3,4] FHLMC Multifamily Structures Pass
Through Certificates K715	2.856%	1/25/21	125	125
[3,4] FHLMC Multifamily Structures Pass
Through Certificates K720	2.716%	6/25/22	150	148
[3,4] FHLMC Multifamily Structures Pass
Through Certificates K723	2.454%	8/25/23	125	121

[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K724	3.062%	11/25/23	100	99
[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K725	2.946%	7/25/24	200	197
[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K726	2.905%	4/25/24	200	197
[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K728	3.064%	8/25/24	275	273
[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K730	3.452%	9/24/24	25	25
[3,4] FHLMC Multifamily Structures Pass
	Through Certificates K730	3.590%	1/25/25	275	281
[4]	Fifth Third Auto Trust 2015-1	1.420%	3/16/20	23	23
[4]	Ford Credit Auto Lease Trust 2018-A	2.930%	6/15/21	125	125
[4]	Ford Credit Auto Owner Trust 2015-A	1.640%	6/15/20	25	25
[4]	Ford Credit Auto Owner Trust 2015-B	1.160%	11/15/19	6	6
[4]	Ford Credit Auto Owner Trust 2015-B	1.580%	8/15/20	50	50
[4]	Ford Credit Auto Owner Trust 2015-C	1.410%	2/15/20	11	11
[4]	Ford Credit Auto Owner Trust 2015-C	1.740%	2/15/21	50	50
[4]	Ford Credit Auto Owner Trust 2017-A	1.670%	6/15/21	100	99
[4]	Ford Credit Auto Owner Trust 2017-A	1.920%	4/15/22	75	73
[4]	Ford Credit Auto Owner Trust 2017-C	2.010%	3/15/22	375	370
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2016-1	1.760%	2/15/21	225	224
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2017-2	2.160%	9/15/22	160	157
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2017-3	2.480%	9/15/24	170	166
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2018-1	2.950%	5/15/23	225	224
[4]	Ford Credit Floorplan Master Owner
	Trust A Series 2018-2	3.170%	3/15/25	200	199
[4]	GM Financial Automobile Leasing Trust
	2015-3	1.810%	11/20/19	26	26
[4]	GM Financial Automobile Leasing Trust
	2016-1	1.790%	3/20/20	100	100
[4]	GM Financial Automobile Leasing Trust
	2016-2	1.620%	9/20/19	49	49
[4]	GM Financial Automobile Leasing Trust
	2016-3	1.610%	12/20/19	68	68
[4]	GM Financial Automobile Leasing Trust
	2018-1	2.610%	1/20/21	125	124
[4]	GM Financial Automobile Leasing Trust
	2018-1	2.680%	12/20/21	25	25
[4]	GM Financial Automobile Leasing Trust
	2018-2	3.060%	6/21/21	50	50
[4]	GM Financial Automobile Leasing Trust
	2018-2	3.160%	4/20/22	25	25
[4]	GM Financial Consumer Automobile
	2018-2	2.810%	12/16/22	100	100
[4]	GM Financial Consumer Automobile
	2018-2	3.020%	12/18/23	75	75
[4]	GS Mortgage Securities Corporation II
	2013-GC10	2.943%	2/10/46	92	90
[4]	GS Mortgage Securities Corporation II
	2013-GC10	3.279%	2/10/46	35	34
[4]	GS Mortgage Securities Corporation II
	2015-GC30	2.726%	5/10/50	100	99
[4]	GS Mortgage Securities Corporation II
	2015-GC30	3.382%	5/10/50	150	148
[4]	GS Mortgage Securities Trust
	2011-GC5	3.707%	8/10/44	80	81
[4]	GS Mortgage Securities Trust
	2012-GC6	3.482%	1/10/45	299	301
[4]	GS Mortgage Securities Trust
	2012-GCJ7	3.377%	5/10/45	166	167
[4]	GS Mortgage Securities Trust
	2012-GCJ9	2.773%	11/10/45	125	122
[4]	GS Mortgage Securities Trust
	2013-GC13	4.184%	7/10/46	20	21

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	GS Mortgage Securities Trust
	2013-GCJ12	3.135%	6/10/46	90	89
[4]	GS Mortgage Securities Trust
	2013-GCJ12	3.375%	6/10/46	39	38
[4]	GS Mortgage Securities Trust
	2013-GCJ14	2.995%	8/10/46	3	3
[4]	GS Mortgage Securities Trust
	2013-GCJ14	3.817%	8/10/46	30	30
[4]	GS Mortgage Securities Trust
	2013-GCJ14	4.243%	8/10/46	150	155
[4]	GS Mortgage Securities Trust
	2014-GC18	4.074%	1/10/47	50	51
[4]	GS Mortgage Securities Trust
	2014-GC22	3.467%	6/10/47	50	50
[4]	GS Mortgage Securities Trust
	2014-GC22	3.862%	6/10/47	50	51
[4]	GS Mortgage Securities Trust
	2014-GC24	3.931%	9/10/47	125	127
[4]	GS Mortgage Securities Trust
	2014-GC24	4.642%	9/10/47	25	26
[4]	GS Mortgage Securities Trust
	2014-GC26	2.902%	11/10/47	50	50
[4]	GS Mortgage Securities Trust
	2014-GC26	3.365%	11/10/47	75	75
[4]	GS Mortgage Securities Trust
	2014-GC26	3.629%	11/10/47	225	226
[4]	GS Mortgage Securities Trust
	2014-GC26	3.964%	11/10/47	50	50
[4]	GS Mortgage Securities Trust
	2014-GC26	4.215%	11/10/47	50	51
[4]	GS Mortgage Securities Trust
	2015-GC28	3.396%	2/10/48	150	148
[4]	GS Mortgage Securities Trust
	2015-GC32	3.513%	7/10/48	125	126
[4]	GS Mortgage Securities Trust
	2015-GC32	3.764%	7/10/48	50	50
[4]	GS Mortgage Securities Trust
	2015-GC34	3.278%	10/10/48	125	124
[4]	GS Mortgage Securities Trust
	2015-GC34	3.506%	10/10/48	100	99
[4]	GS Mortgage Securities Trust
	2016-GS2	3.050%	5/10/49	75	72
[4]	GS Mortgage Securities Trust
	2016-GS3	2.850%	10/10/49	200	188
[4]	GS Mortgage Securities Trust
	2016-GS4	3.442%	11/10/49	75	74
[4]	GS Mortgage Securities Trust
	2016-GS4	3.645%	11/10/49	50	49
[4]	GS Mortgage Securities Trust
	2017-GS5	3.674%	3/10/50	150	150
[4]	GS Mortgage Securities Trust
	2017-GS5	3.826%	3/10/50	50	50
[4]	GS Mortgage Securities Trust
	2017-GS6	3.433%	5/10/50	150	147
[4]	GS Mortgage Securities Trust
	2017-GS7	3.430%	8/10/50	261	254
[4]	GS Mortgage Securities Trust
	2017-GS7	3.663%	8/10/50	70	69
[4]	Honda Auto Receivables 2015-2
	Owner Trust	1.470%	8/23/21	40	40
[4]	Honda Auto Receivables 2015-3
	Owner Trust	1.560%	10/18/21	49	49
[4]	Honda Auto Receivables 2015-4
	Owner Trust	1.230%	9/23/19	44	43
[4]	Honda Auto Receivables 2017-4
	Owner Trust	2.050%	11/22/21	100	99
[4]	Honda Auto Receivables 2018-1
	Owner Trust	2.640%	2/15/22	238	236
[4]	Honda Auto Receivables 2018-1
	Owner Trust	2.830%	5/15/24	71	71

[4]	Honda Auto Receivables 2018-2
	Owner Trust	3.010%	5/18/22	75	75
[4]	Honda Auto Receivables 2018-2
	Owner Trust	3.160%	8/19/24	50	50
[4]	Huntington Auto Trust 2015-1	1.240%	9/16/19	2	2
[4]	Hyundai Auto Receivables Trust 2015-A	1.370%	7/15/20	24	24
[4]	Hyundai Auto Receivables Trust 2015-C	1.460%	2/18/20	18	17
[4]	Hyundai Auto Receivables Trust 2015-C	1.780%	11/15/21	50	50
[4]	Hyundai Auto Receivables Trust 2016-B	1.290%	4/15/21	75	74
[4]	Hyundai Auto Receivables Trust 2016-B	1.450%	11/15/22	75	73
[4]	Hyundai Auto Receivables Trust 2018-A	2.790%	7/15/22	50	50
[4]	Hyundai Auto Receivables Trust 2018-A	2.940%	6/17/24	75	75
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C6	3.507%	5/15/45	190	192
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C8	2.829%	10/15/45	143	141
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-CIBX	3.483%	6/15/45	176	177
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C10	3.143%	12/15/47	52	52
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C10	3.372%	12/15/47	39	38
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.166%	12/15/46	100	103
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	208	204
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2014-C20	2.872%	7/15/47	50	50
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2015-JP1	3.914%	1/15/49	75	76
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2016-JP3	2.870%	8/15/49	250	236
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2016-JP4	3.648%	12/15/49	100	99
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2016-JP4	3.870%	12/15/49	75	75
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2017-JP6	3.050%	7/15/50	100	99
[4]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2017-JP6	3.744%	7/15/50	100	99
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	3.664%	7/15/45	39	40
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	4.170%	7/15/45	26	26
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	3.761%	8/15/46	40	41
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	4.133%	8/15/46	100	103
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	4.409%	8/15/46	30	31
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	2.977%	11/15/45	27	27
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	3.659%	11/15/45	10	10
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.131%	11/15/45	65	67
[4]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.420%	11/15/45	35	36
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.079%	2/15/47	127	131
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.439%	2/15/47	25	26
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.974%	2/15/47	30	31
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	3.046%	4/15/47	49	49
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	3.669%	4/15/47	50	51
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	3.997%	4/15/47	95	97

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	4.243%	4/15/47	50	51
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C21	3.428%	8/15/47	30	30
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C21	3.775%	8/15/47	25	25
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C22	3.801%	9/15/47	175	177
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C22	4.110%	9/15/47	50	51
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C23	3.934%	9/15/47	85	87
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C23	4.202%	9/15/47	50	51
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	2.940%	11/15/47	49	49
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	3.639%	11/15/47	50	50
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	3.914%	11/15/47	75	75
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C25	3.672%	11/15/47	200	201
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C25	4.065%	11/15/47	50	51
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.019%	1/15/48	125	125
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.494%	1/15/48	175	174
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.800%	1/15/48	50	50
[4]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.951%	1/15/48	50	50
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C27	2.734%	2/15/48	100	100
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C27	3.017%	2/15/48	110	109
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C27	3.179%	2/15/48	59	58
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C28	2.773%	10/15/48	125	125
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C28	3.227%	10/15/48	125	122
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C28	3.532%	10/15/48	50	49
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C29	2.921%	5/15/48	98	97
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C29	3.304%	5/15/48	57	57
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C29	3.611%	5/15/48	100	100
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	3.559%	7/15/48	125	126
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	3.822%	7/15/48	100	101
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	4.226%	7/15/48	50	51
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C31	3.540%	8/15/48	53	53
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C31	3.801%	8/15/48	57	58
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C32	3.358%	11/15/48	125	125
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C32	3.598%	11/15/48	125	125
[4]	JPMBB Commercial Mortgage
	Securities Trust 2015-C33	3.770%	12/15/48	82	83
[4]	JPMBB Commercial Mortgage
	Securities Trust 2016-C1	3.316%	3/15/49	75	75
[4]	JPMCC Commercial Mortgage
	Securities Trust 2017-JP5	3.723%	3/15/50	400	400

[4]	JPMDB Commercial Mortgage
	Securities Trust 2016-C2	3.144%	6/15/49	75	72
[4]	JPMDB Commercial Mortgage
	Securities Trust 2016-C2	3.484%	6/15/49	50	49
[4]	JPMDB Commercial Mortgage
	Securities Trust 2017-C7	3.409%	10/15/50	75	73
	JPMDB Commercial Mortgage
	Securities Trust 2017-C7	3.713%	10/15/50	50	49
[4]	JPMDB Commercial Mortgage
	Securities Trust 2018-C8	4.211%	6/15/51	225	233
[4]	JPMDB Commercial Mortgage
	Securities Trust 2018-C8	4.421%	6/15/51	25	26
[4]	Mercedes-Benz Auto Lease Trust
	2017-A	1.790%	4/15/20	175	174
[4]	Mercedes-Benz Auto Lease Trust
	2018-A	2.410%	2/16/21	75	75
[4]	Mercedes-Benz Auto Lease Trust
	2018-A	2.510%	10/16/23	25	25
[4]	Mercedes-Benz Auto Receivables
	Trust 2015-1	1.340%	12/16/19	10	10
[4]	Mercedes-Benz Auto Receivables
	Trust 2015-1	1.750%	12/15/21	25	25
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.176%	8/15/45	100	99
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.303%	8/15/46	40	41
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.503%	8/15/46	20	21
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	3.001%	10/15/46	32	32
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	4.259%	10/15/46	100	104
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	2.918%	2/15/46	68	67
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	3.214%	2/15/46	14	14
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C8	3.134%	12/15/48	100	99
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C8	3.376%	12/15/48	50	49
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.102%	5/15/46	50	49
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.456%	5/15/46	50	50
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	2.916%	2/15/47	87	87
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	3.669%	2/15/47	110	111
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.064%	2/15/47	100	103
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.793%	2/15/47	100	104
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	3.477%	6/15/47	25	25
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	3.892%	6/15/47	100	102
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.480%	6/15/47	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C18	3.194%	10/15/47	96	96
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C18	4.587%	10/15/47	50	51
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.101%	12/15/47	125	125
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.326%	12/15/47	50	50
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.526%	12/15/47	75	75
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C20	3.069%	2/15/48	50	50
		352

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C20	3.249%	2/15/48	200	196
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C22	3.040%	4/15/48	100	99
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C22	3.306%	4/15/48	75	74
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C22	3.883%	4/15/48	50	50
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	2.982%	7/15/50	75	75
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	3.398%	7/15/50	50	50
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	3.719%	7/15/50	125	126
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C25	3.383%	10/15/48	125	125
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C25	3.635%	10/15/48	75	75
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C26	3.323%	10/15/48	75	75
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C26	3.531%	10/15/48	75	75
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C27	3.557%	12/15/47	50	50
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C27	3.753%	12/15/47	75	76
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C28	3.288%	1/15/49	100	100
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C28	3.544%	1/15/49	225	223
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C30	2.860%	9/15/49	200	188
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C31	3.102%	11/15/49	250	239
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2017-C33	3.599%	5/15/50	150	148
	Morgan Stanley Bank of America
	Merrill Lynch Trust 2017-C33	3.852%	5/15/50	100	99
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2017-C34	3.276%	11/15/52	125	121
[4]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2017-C34	3.536%	11/15/52	150	147
[4]	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	350	349
[4]	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	75	75
[4]	Morgan Stanley Capital I Trust
	2015-UBS8	3.809%	12/15/48	75	76
[4]	Morgan Stanley Capital I Trust
	2016-BNK2	3.049%	11/15/49	100	95
[4]	Morgan Stanley Capital I Trust
	2016-BNK2	3.282%	11/15/49	83	80
[4]	Morgan Stanley Capital I Trust
	2016-UB11	2.782%	8/15/49	200	187
[4]	Morgan Stanley Capital I Trust
	2016-UBS12	3.596%	12/15/49	200	198
[4]	Morgan Stanley Capital I Trust
	2017-H1	3.530%	6/15/50	150	148
[4]	Nissan Auto Lease Trust 2016-B	1.610%	1/18/22	100	99
[4]	Nissan Auto Lease Trust 2017-B	2.050%	9/15/20	70	69
[4]	Nissan Auto Lease Trust 2017-B	2.170%	12/15/21	25	25
[4]	Nissan Auto Receivables 2015-A
	Owner Trust	1.050%	10/15/19	6	6
[4]	Nissan Auto Receivables 2015-B
	Owner Trust	1.340%	3/16/20	25	25
[4]	Nissan Auto Receivables 2015-B
	Owner Trust	1.790%	1/17/22	50	50
[4]	Nissan Auto Receivables 2015-C
	Owner Trust	1.370%	5/15/20	25	25
[4]	Nissan Auto Receivables 2015-C
	Owner Trust	1.670%	2/15/22	75	74
[4]	Nissan Auto Receivables 2016-C
	Owner Trust	1.180%	1/15/21	95	94

[4]	Nissan Auto Receivables 2016-C
	Owner Trust	1.380%	1/17/23	75	73
[4]	Nissan Auto Receivables 2017-B
	Owner Trust	1.950%	10/16/23	104	101
[4]	Nissan Auto Receivables 2018-A
	Owner Trust	2.650%	5/16/22	125	124
[4]	Nissan Auto Receivables 2018-A
	Owner Trust	2.890%	6/17/24	100	100
[4]	Nissan Master Owner Trust
	Receivables Series 2016-A	1.540%	6/15/21	100	99
	Royal Bank of Canada	2.200%	9/23/19	225	223
	Royal Bank of Canada	2.100%	10/14/20	800	783
[4]	Royal Bank of Canada	1.875%	2/5/21	400	393
	Royal Bank of Canada	2.300%	3/22/21	175	171
[4]	Santander Drive Auto Receivables
	Trust 2017-3	1.870%	6/15/21	90	89
[4]	Santander Drive Auto Receivables
	Trust 2018-1	2.320%	8/16/21	25	25
[4]	Santander Drive Auto Receivables
	Trust 2018-2	2.750%	9/15/21	50	50
[4]	Santander Drive Auto Receivables
	Trust 2018-2	3.030%	9/15/22	50	50
[4]	Santander Drive Auto Receivables
	Trust 2018-2	3.350%	7/17/23	50	50
[4]	Santander Drive Auto Receivables
	Trust 2018-3	3.030%	2/15/22	50	50
[4]	Santander Drive Auto Receivables
	Trust 2018-3	3.290%	10/17/22	50	50
[4]	Santander Drive Auto Receivables
	Trust 2018-3	3.510%	8/15/23	50	50
[4]	Synchrony Credit Card Master Note
	Trust 2016-2	2.210%	5/15/24	373	363
[4]	Synchrony Credit Card Master Note
	Trust 2016-3	1.580%	9/15/22	150	148
[4]	Synchrony Credit Card Master Note
	Trust 2017-2	2.620%	10/15/25	150	146
[4]	Synchrony Credit Card Master Note
	Trust 2018-1	2.970%	3/15/24	275	274
[4]	Synchrony Credit Card Master Note
	Trust 2018-2	3.470%	5/15/26	275	276
[4]	Synchrony Credit Card Master Note
	Trust Series 2012-7	1.760%	9/15/22	148	146
[4]	TIAA Seasoned Commercial Mortgage
	Trust 2007-C4	5.477%	8/15/39	8	8
[9]	Toronto-Dominion Bank	2.250%	3/15/21	250	244
[4]	Toyota Auto Receivables 2015-B
	Owner Trust	1.270%	5/15/19	4	4
[4]	Toyota Auto Receivables 2015-B
	Owner Trust	1.740%	9/15/20	125	125
[4]	Toyota Auto Receivables 2015-C
	Owner Trust	1.340%	6/17/19	8	8
[4]	Toyota Auto Receivables 2015-C
	Owner Trust	1.690%	12/15/20	75	75
[4]	Toyota Auto Receivables 2016-B
	Owner Trust	1.300%	4/15/20	29	29
[4]	Toyota Auto Receivables 2016-B
	Owner Trust	1.520%	8/16/21	75	74
[4]	Toyota Auto Receivables 2016-C
	Owner Trust	1.140%	8/17/20	57	56
[4]	Toyota Auto Receivables 2016-C
	Owner Trust	1.320%	11/15/21	50	49
[4]	Toyota Auto Receivables 2017-D
	Owner Trust	1.930%	1/18/22	225	221
[4]	Toyota Auto Receivables 2018-A
	Owner Trust	2.350%	5/16/22	125	124
[4]	Toyota Auto Receivables 2018-A
	Owner Trust	2.520%	5/15/23	50	49
[4]	Toyota Auto Receivables 2018-B
	Owner Trust	2.960%	9/15/22	125	125
[4]	Toyota Auto Receivables 2018-B
	Owner Trust	3.110%	11/15/23	25	25

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	UBS Commercial Mortgage Trust
	2017-C1	3.460%	6/15/50	100	98
[4]	UBS Commercial Mortgage Trust
	2017-C1	3.724%	6/15/50	50	49
[4]	UBS Commercial Mortgage Trust
	2017-C2	3.487%	8/15/50	150	147
[4]	UBS Commercial Mortgage Trust
	2017-C2	3.740%	8/15/50	50	49
[4]	UBS Commercial Mortgage Trust
	2017-C3	3.426%	8/15/50	175	170
[4]	UBS Commercial Mortgage Trust
	2017-C3	3.739%	8/15/50	75	74
[4]	UBS Commercial Mortgage Trust
	2017-C4	3.301%	10/15/50	100	97
[4]	UBS Commercial Mortgage Trust
	2017-C4	3.563%	10/15/50	150	147
[4]	UBS Commercial Mortgage Trust
	2017-C4	3.836%	10/15/50	62	61
[4]	UBS Commercial Mortgage Trust
	2017-C5	3.474%	11/15/50	100	98
[4]	UBS Commercial Mortgage Trust
	2017-C7	3.679%	12/15/50	150	149
[4]	UBS Commercial Mortgage Trust
	2017-C7	4.061%	12/15/50	100	101
†,4 UBS Commercial Mortgage Trust
	2018-C11	4.241%	6/15/51	125	129
[4]	UBS Commercial Mortgage Trust
	2018-C8	3.720%	2/15/51	150	149
[4]	UBS Commercial Mortgage Trust
	2018-C8	3.983%	2/15/51	275	279
[4]	UBS Commercial Mortgage Trust
	2018-C8	4.215%	2/15/51	75	76
[4]	UBS-Barclays Commercial Mortgage
	Trust 2013-C5	3.185%	3/10/46	104	103
[4]	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.244%	4/10/46	165	164
[4]	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.469%	4/10/46	25	25
	UBS-Barclays Commercial Mortgage
	Trust 2018-C10	4.313%	5/15/51	175	182
[4]	UBS-Barclays Commercial Mortgage
	Trust 2018-C9	4.117%	3/15/51	275	281
[4]	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	2.918%	10/15/45	69	68
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	2.819%	8/15/50	47	47
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	3.817%	8/15/50	75	76
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	2.954%	12/15/47	100	100
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.271%	12/15/47	75	74
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.405%	12/15/47	125	124
[4]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.808%	12/15/47	75	75
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	2.991%	2/15/48	125	123
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	3.166%	2/15/48	75	73
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	3.580%	2/15/48	50	49
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C27	3.190%	2/15/48	275	269
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C28	3.540%	5/15/48	175	174
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C28	3.872%	5/15/48	31	31
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	3.400%	6/15/48	125	125

[4]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	3.637%	6/15/48	175	175
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC20	2.978%	4/15/50	29	29
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC20	3.184%	4/15/50	276	269
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC20	3.719%	4/15/50	50	49
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	3.571%	9/15/58	50	50
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	3.839%	9/15/58	75	76
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	4.207%	9/15/58	75	77
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-NXS1	2.632%	5/15/48	50	50
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-NXS1	2.934%	5/15/48	50	49
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-NXS1	3.148%	5/15/48	50	49
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-P2	3.656%	12/15/48	100	101
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-P2	3.809%	12/15/48	50	50
[4]	Wells Fargo Commercial Mortgage
	Trust 2015-SG1	3.789%	9/15/48	210	212
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-BNK1	2.652%	8/15/49	150	139
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C32	3.324%	1/15/59	58	58
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C32	3.560%	1/15/59	125	124
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C33	3.426%	3/15/59	50	49
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C34	3.096%	6/15/49	75	72
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-C37	3.794%	12/15/49	100	101
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-LC24	2.825%	10/15/49	100	97
[4]	Wells Fargo Commercial Mortgage
	Trust 2016-LC24	2.942%	10/15/49	162	153
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C38	3.453%	7/15/50	192	187
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C38	3.665%	7/15/50	54	52
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C39	3.418%	9/15/50	175	170
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C39	3.702%	9/15/50	100	98
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C40	3.317%	10/15/50	100	97
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C40	3.581%	10/15/50	150	148
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C40	3.854%	10/15/50	25	25
[4]	Wells Fargo Commercial Mortgage
	Trust 2017-C41	3.472%	11/15/50	250	244
[4]	Wells Fargo Commercial Mortgage
	Trust 2018-C43	4.012%	3/15/51	275	280
[4]	Wells Fargo Commercial Mortgage
	Trust 2018-C43	4.152%	3/15/51	50	51
[4]	Wells Fargo Commercial Mortgage
	Trust 2018-C44	4.212%	5/15/51	175	181
†,4 Wells Fargo Commercial Mortgage
	Trust 2018-C45	4.184%	6/15/51	200	206
[4]	WFRBS Commercial Mortgage Trust
	2012-C6	3.440%	4/15/45	175	176
[4]	WFRBS Commercial Mortgage Trust
	2012-C7	3.431%	6/15/45	125	126

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	WFRBS Commercial Mortgage Trust
	2012-C7	4.090%	6/15/45	100	100
[4]	WFRBS Commercial Mortgage Trust
	2012-C8	3.001%	8/15/45	75	74
[4]	WFRBS Commercial Mortgage Trust
	2012-C9	2.870%	11/15/45	139	137
[4]	WFRBS Commercial Mortgage Trust
	2013-C11	3.071%	3/15/45	94	93
[4]	WFRBS Commercial Mortgage Trust
	2013-C12	3.198%	3/15/48	39	39
[4]	WFRBS Commercial Mortgage Trust
	2013-C12	3.560%	3/15/48	18	18
[4]	WFRBS Commercial Mortgage Trust
	2013-C13	3.001%	5/15/45	76	75
[4]	WFRBS Commercial Mortgage Trust
	2013-C13	3.345%	5/15/45	15	15
[4]	WFRBS Commercial Mortgage Trust
	2013-C14	3.337%	6/15/46	150	150
[4]	WFRBS Commercial Mortgage Trust
	2013-C14	3.488%	6/15/46	75	74
[4]	WFRBS Commercial Mortgage Trust
	2013-C15	3.720%	8/15/46	20	20
[4]	WFRBS Commercial Mortgage Trust
	2013-C15	4.153%	8/15/46	100	103
[4]	WFRBS Commercial Mortgage Trust
	2013-C15	4.358%	8/15/46	20	20
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	3.223%	9/15/46	14	14
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	3.963%	9/15/46	30	31
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	4.415%	9/15/46	30	31
[4]	WFRBS Commercial Mortgage Trust
	2013-C16	4.668%	9/15/46	50	52
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	2.921%	12/15/46	25	25
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	3.558%	12/15/46	25	25
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	4.023%	12/15/46	25	26
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	4.255%	12/15/46	25	25
[4]	WFRBS Commercial Mortgage Trust
	2013-C17	4.788%	12/15/46	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	3.618%	3/15/47	25	25
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	3.660%	3/15/47	25	25
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	4.101%	3/15/47	50	52
[4]	WFRBS Commercial Mortgage Trust
	2014-C19	4.723%	3/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	3.036%	5/15/47	21	21
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	3.638%	5/15/47	25	25
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	3.995%	5/15/47	25	26
[4]	WFRBS Commercial Mortgage Trust
	2014-C20	4.176%	5/15/47	25	25
[4]	WFRBS Commercial Mortgage Trust
	2014-C21	3.678%	8/15/47	75	76
[4]	WFRBS Commercial Mortgage Trust
	2014-C22	3.752%	9/15/57	150	152
[4]	WFRBS Commercial Mortgage Trust
	2014-C22	4.371%	9/15/57	25	25
[4]	WFRBS Commercial Mortgage Trust
	2014-C23	3.636%	10/15/57	76	77
[4]	WFRBS Commercial Mortgage Trust
	2014-C23	3.917%	10/15/57	50	51

[4]	WFRBS Commercial Mortgage Trust
	2014-C24	3.428%	11/15/47	65	65
[4]	WFRBS Commercial Mortgage Trust
	2014-C24	3.607%	11/15/47	65	65
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	2.862%	3/15/47	24	24
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	3.522%	3/15/47	60	60
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	4.045%	3/15/47	140	144
[4]	WFRBS Commercial Mortgage Trust
	2014-LC14	4.351%	3/15/47	60	62
[4]	World Financial Network Credit Card
	Master Note Trust Series 2017-C	2.310%	8/15/24	150	147
[4]	World Financial Network Credit Card
	Master Note Trust Series 2018-A	3.070%	12/16/24	200	199
[4]	World Omni Auto Receivables Trust
	2014-B	1.140%	1/15/20	2	2
[4]	World Omni Auto Receivables Trust
	2015-B	1.490%	12/15/20	24	24
[4]	World Omni Auto Receivables Trust
	2015-B	1.840%	1/17/22	50	50
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $95,862)					93,888
Corporate Bonds (27.4%)
Finance (8.9%)
	Banking (6.4%)
	American Express Co.	2.500%	8/1/22	500	479
	American Express Co.	2.650%	12/2/22	225	216
	American Express Co.	3.400%	2/27/23	300	297
	American Express Co.	3.000%	10/30/24	300	287
	American Express Co.	3.625%	12/5/24	150	147
	American Express Co.	4.050%	12/3/42	67	65
	American Express Credit Corp.	2.250%	8/15/19	275	273
	American Express Credit Corp.	2.200%	3/3/20	250	247
	American Express Credit Corp.	2.375%	5/26/20	330	325
	American Express Credit Corp.	2.600%	9/14/20	300	296
	American Express Co.	2.200%	10/30/20	300	293
	American Express Credit Corp.	2.250%	5/5/21	275	267
	American Express Credit Corp.	2.700%	3/3/22	300	293
	American Express Credit Corp.	3.300%	5/3/27	350	336
	Australia & New Zealand Banking
	Group Ltd.	1.600%	7/15/19	175	173
	Australia & New Zealand Banking
	Group Ltd.	2.050%	9/23/19	250	247
	Australia & New Zealand Banking
	Group Ltd.	2.125%	8/19/20	250	244
	Australia & New Zealand Banking
	Group Ltd.	2.250%	11/9/20	200	195
	Australia & New Zealand Banking
	Group Ltd.	2.700%	11/16/20	300	297
	Australia & New Zealand Banking
	Group Ltd.	2.300%	6/1/21	325	316
	Australia & New Zealand Banking
	Group Ltd.	2.550%	11/23/21	250	242
	Australia & New Zealand Banking
	Group Ltd.	2.625%	5/19/22	200	193
	Australia & New Zealand Banking
	Group Ltd.	2.625%	11/9/22	200	192
	Australia & New Zealand Banking
	Group Ltd.	3.700%	11/16/25	250	248
	Banco Bilbao Vizcaya Argentaria SA	3.000%	10/20/20	250	248
	Banco Santander SA	3.848%	4/12/23	200	195
	Banco Santander SA	5.179%	11/19/25	450	453
	Banco Santander SA	3.800%	2/23/28	200	183
	Banco Santander SA	4.379%	4/12/28	200	191
	Bank of America Corp.	2.250%	4/21/20	500	493
	Bank of America Corp.	2.625%	10/19/20	525	518
	Bank of America Corp.	2.625%	4/19/21	755	741
[4]	Bank of America Corp.	2.369%	7/21/21	500	490

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Bank of America Corp.	2.328%	10/1/21	350	342
[4]	Bank of America Corp.	2.738%	1/23/22	250	245
[4]	Bank of America Corp.	3.499%	5/17/22	175	175
	Bank of America Corp.	2.503%	10/21/22	300	287
	Bank of America Corp.	3.300%	1/11/23	650	640
[4]	Bank of America Corp.	3.124%	1/20/23	145	143
[4]	Bank of America Corp.	2.881%	4/24/23	1,000	971
[4]	Bank of America Corp.	2.816%	7/21/23	1,250	1,208
	Bank of America Corp.	4.100%	7/24/23	300	304
	Bank of America Corp.	3.004%	12/20/23	1,346	1,304
	Bank of America Corp.	4.125%	1/22/24	325	330
[4]	Bank of America Corp.	3.550%	3/5/24	600	593
	Bank of America Corp.	4.000%	4/1/24	392	395
	Bank of America Corp.	4.200%	8/26/24	475	477
	Bank of America Corp.	4.000%	1/22/25	455	449
	Bank of America Corp.	3.950%	4/21/25	500	490
[4]	Bank of America Corp.	3.093%	10/1/25	350	334
[4]	Bank of America Corp.	3.366%	1/23/26	300	288
	Bank of America Corp.	4.450%	3/3/26	675	676
	Bank of America Corp.	3.500%	4/19/26	100	97
	Bank of America Corp.	4.250%	10/22/26	850	837
	Bank of America Corp.	3.248%	10/21/27	1,175	1,092
	Bank of America Corp.	4.183%	11/25/27	375	365
[4]	Bank of America Corp.	3.824%	1/20/28	425	414
[4]	Bank of America Corp.	3.705%	4/24/28	350	336
[4]	Bank of America Corp.	3.593%	7/21/28	600	569
	Bank of America Corp.	3.419%	12/20/28	1,334	1,256
[4]	Bank of America Corp.	3.970%	3/5/29	200	197
	Bank of America Corp.	6.110%	1/29/37	435	501
[4]	Bank of America Corp.	4.244%	4/24/38	350	340
	Bank of America Corp.	7.750%	5/14/38	240	325
	Bank of America Corp.	5.875%	2/7/42	300	350
	Bank of America Corp.	5.000%	1/21/44	600	629
	Bank of America Corp.	4.875%	4/1/44	300	314
	Bank of America Corp.	4.750%	4/21/45	100	99
[4]	Bank of America Corp.	4.443%	1/20/48	100	97
	Bank of America NA	6.000%	10/15/36	250	299
	Bank of Montreal	1.500%	7/18/19	400	395
	Bank of Montreal	2.100%	12/12/19	175	173
	Bank of Montreal	3.100%	4/13/21	325	324
	Bank of Montreal	1.900%	8/27/21	325	311
	Bank of Montreal	2.350%	9/11/22	46	44
	Bank of Montreal	2.550%	11/6/22	104	100
[4]	Bank of Montreal	3.803%	12/15/32	1,000	927
	Bank of New York Mellon Corp.	2.300%	9/11/19	500	497
	Bank of New York Mellon Corp.	2.600%	8/17/20	175	173
	Bank of New York Mellon Corp.	2.450%	11/27/20	150	147
	Bank of New York Mellon Corp.	2.050%	5/3/21	250	242
	Bank of New York Mellon Corp.	3.550%	9/23/21	300	303
	Bank of New York Mellon Corp.	2.600%	2/7/22	200	195
	Bank of New York Mellon Corp.	2.950%	1/29/23	195	191
[4]	Bank of New York Mellon Corp.	2.661%	5/16/23	200	194
	Bank of New York Mellon Corp.	2.200%	8/16/23	225	211
	Bank of New York Mellon Corp.	3.250%	9/11/24	150	147
	Bank of New York Mellon Corp.	3.000%	2/24/25	250	240
	Bank of New York Mellon Corp.	2.800%	5/4/26	200	188
	Bank of New York Mellon Corp.	2.450%	8/17/26	125	114
	Bank of New York Mellon Corp.	3.250%	5/16/27	150	144
[4]	Bank of New York Mellon Corp.	3.442%	2/7/28	150	146
	Bank of New York Mellon Corp.	3.000%	10/30/28	200	184
	Bank of New York Mellon Corp.	3.300%	8/23/29	100	93
	Bank of Nova Scotia	2.150%	7/14/20	200	196
	Bank of Nova Scotia	2.350%	10/21/20	950	932
	Bank of Nova Scotia	2.800%	7/21/21	420	414
	Bank of Nova Scotia	2.700%	3/7/22	250	242
	Bank of Nova Scotia	4.500%	12/16/25	300	300
	Barclays Bank plc	2.650%	1/11/21	200	196
	Barclays plc	2.750%	11/8/19	100	99
	Barclays plc	2.875%	6/8/20	500	494
	Barclays plc	3.250%	1/12/21	300	296
	Barclays plc	3.200%	8/10/21	150	147

	Barclays plc	3.684%	1/10/23	100	97
[4]	Barclays plc	4.338%	5/16/24	1,000	987
	Barclays plc	3.650%	3/16/25	350	327
	Barclays plc	4.375%	1/12/26	300	292
	Barclays plc	4.337%	1/10/28	200	190
[4]	Barclays plc	4.972%	5/16/29	200	198
	Barclays plc	5.250%	8/17/45	250	242
	Barclays plc	4.950%	1/10/47	200	188
	BB&T Corp.	5.250%	11/1/19	100	103
	BB&T Corp.	2.450%	1/15/20	130	129
	BB&T Corp.	2.150%	2/1/21	125	122
	BB&T Corp.	2.050%	5/10/21	175	169
	BB&T Corp.	3.200%	9/3/21	150	150
	BB&T Corp.	2.750%	4/1/22	175	171
	BB&T Corp.	2.850%	10/26/24	100	95
	BB&T Corp.	3.700%	6/5/25	175	174
	BNP Paribas SA	2.375%	5/21/20	375	370
	BNP Paribas SA	5.000%	1/15/21	475	493
	BPCE SA	2.500%	7/15/19	250	249
	BPCE SA	2.250%	1/27/20	125	123
	BPCE SA	2.650%	2/3/21	275	269
	BPCE SA	2.750%	12/2/21	250	243
[9]	BPCE SA	3.000%	5/22/22	250	241
	BPCE SA	4.000%	4/15/24	325	325
	BPCE SA	3.375%	12/2/26	250	237
	Branch Banking & Trust Co.	2.250%	6/1/20	400	393
	Branch Banking & Trust Co.	3.625%	9/16/25	500	492
	Canadian Imperial Bank of Commerce	1.600%	9/6/19	175	172
	Canadian Imperial Bank of Commerce	2.100%	10/5/20	200	195
	Canadian Imperial Bank of Commerce	2.700%	2/2/21	150	148
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	350	338
	Capital One Bank USA NA	8.800%	7/15/19	350	369
	Capital One Bank USA NA	3.375%	2/15/23	235	229
	Capital One Financial Corp.	2.500%	5/12/20	250	246
	Capital One Financial Corp.	2.400%	10/30/20	250	244
	Capital One Financial Corp.	4.750%	7/15/21	50	52
	Capital One Financial Corp.	3.050%	3/9/22	175	171
	Capital One Financial Corp.	3.200%	1/30/23	350	340
	Capital One Financial Corp.	3.500%	6/15/23	27	26
	Capital One Financial Corp.	3.750%	4/24/24	175	171
	Capital One Financial Corp.	3.300%	10/30/24	225	214
	Capital One Financial Corp.	4.200%	10/29/25	175	170
	Capital One Financial Corp.	3.750%	7/28/26	500	463
	Capital One Financial Corp.	3.750%	3/9/27	100	95
	Capital One Financial Corp.	3.800%	1/31/28	300	282
	Capital One NA	2.400%	9/5/19	100	99
	Capital One NA	1.850%	9/13/19	225	222
	Capital One NA	2.250%	9/13/21	175	168
	Capital One NA	2.650%	8/8/22	500	480
	Citibank NA	1.850%	9/18/19	400	395
	Citibank NA	3.050%	5/1/20	400	399
	Citibank NA	2.100%	6/12/20	175	171
	Citibank NA	2.125%	10/20/20	400	390
	Citibank NA	2.850%	2/12/21	200	198
[4,9] Citicorp Lease Pass-Through Trust
	1999-1	8.040%	12/15/19	372	397
	Citigroup Inc.	2.450%	1/10/20	350	346
	Citigroup Inc.	2.400%	2/18/20	275	271
	Citigroup Inc.	5.375%	8/9/20	50	52
	Citigroup Inc.	2.700%	3/30/21	600	588
	Citigroup Inc.	2.350%	8/2/21	150	144
	Citigroup Inc.	2.900%	12/8/21	200	196
	Citigroup Inc.	4.500%	1/14/22	1,275	1,309
	Citigroup Inc.	2.750%	4/25/22	425	412
	Citigroup Inc.	2.700%	10/27/22	375	360
	Citigroup Inc.	3.375%	3/1/23	150	148
	Citigroup Inc.	3.500%	5/15/23	675	660
[4]	Citigroup Inc.	2.876%	7/24/23	450	434
	Citigroup Inc.	3.875%	10/25/23	350	350
	Citigroup Inc.	4.000%	8/5/24	125	122
	Citigroup Inc.	3.875%	3/26/25	350	339
		356

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Citigroup Inc.	3.300%	4/27/25	175	168
	Citigroup Inc.	4.400%	6/10/25	1,400	1,391
	Citigroup Inc.	5.500%	9/13/25	75	80
	Citigroup Inc.	3.700%	1/12/26	350	339
	Citigroup Inc.	4.600%	3/9/26	275	273
	Citigroup Inc.	3.400%	5/1/26	25	24
	Citigroup Inc.	3.200%	10/21/26	875	813
	Citigroup Inc.	4.300%	11/20/26	75	73
	Citigroup Inc.	4.450%	9/29/27	1,000	979
[4]	Citigroup Inc.	3.887%	1/10/28	525	508
[4]	Citigroup Inc.	3.668%	7/24/28	850	807
	Citigroup Inc.	4.125%	7/25/28	250	239
[4]	Citigroup Inc.	3.520%	10/27/28	435	408
[4]	Citigroup Inc.	4.075%	4/23/29	190	186
	Citigroup Inc.	6.625%	6/15/32	100	117
	Citigroup Inc.	6.125%	8/25/36	75	85
[4]	Citigroup Inc.	3.878%	1/24/39	225	205
	Citigroup Inc.	8.125%	7/15/39	562	788
	Citigroup Inc.	5.875%	1/30/42	100	116
	Citigroup Inc.	5.300%	5/6/44	375	386
	Citigroup Inc.	4.650%	7/30/45	200	197
	Citizens Bank NA	2.450%	12/4/19	100	99
	Citizens Bank NA	2.250%	3/2/20	175	172
	Citizens Bank NA	2.200%	5/26/20	150	147
	Citizens Bank NA	2.250%	10/30/20	200	195
	Citizens Bank NA	2.550%	5/13/21	200	195
	Citizens Bank NA	2.650%	5/26/22	125	121
	Citizens Financial Group Inc.	4.300%	12/3/25	125	124
	Comerica Bank	4.000%	7/27/25	50	49
	Commonwealth Bank of Australia	2.300%	9/6/19	100	99
	Commonwealth Bank of Australia	2.400%	11/2/20	350	343
	Commonwealth Bank of Australia	2.550%	3/15/21	175	171
[9]	Commonwealth Bank of Australia	2.750%	3/10/22	500	487
	Compass Bank	2.750%	9/29/19	100	99
	Compass Bank	3.500%	6/11/21	150	150
	Compass Bank	2.875%	6/29/22	250	241
	Cooperatieve Rabobank UA	2.250%	1/14/20	250	247
	Cooperatieve Rabobank UA	4.500%	1/11/21	150	154
	Cooperatieve Rabobank UA	2.500%	1/19/21	600	589
	Cooperatieve Rabobank UA	2.750%	1/10/22	250	244
	Cooperatieve Rabobank UA	3.875%	2/8/22	525	531
	Cooperatieve Rabobank UA	3.950%	11/9/22	125	124
	Cooperatieve Rabobank UA	4.625%	12/1/23	175	176
	Cooperatieve Rabobank UA	3.375%	5/21/25	275	268
	Cooperatieve Rabobank UA	4.375%	8/4/25	600	587
	Cooperatieve Rabobank UA	3.750%	7/21/26	225	210
	Cooperatieve Rabobank UA	5.250%	5/24/41	100	112
	Cooperatieve Rabobank UA	5.750%	12/1/43	250	277
	Cooperatieve Rabobank UA	5.250%	8/4/45	600	622
	Credit Suisse AG	5.300%	8/13/19	175	180
	Credit Suisse AG	5.400%	1/14/20	325	334
	Credit Suisse AG	3.000%	10/29/21	600	591
	Credit Suisse AG	3.625%	9/9/24	575	566
[9]	Credit Suisse Group AG	3.574%	1/9/23	500	490
[9]	Credit Suisse Group AG	4.282%	1/9/28	250	242
	Credit Suisse Group Funding Guernsey
	Ltd.	2.750%	3/26/20	250	247
	Credit Suisse Group Funding Guernsey
	Ltd.	3.125%	12/10/20	250	248
	Credit Suisse Group Funding Guernsey
	Ltd.	3.450%	4/16/21	275	274
	Credit Suisse Group Funding Guernsey
	Ltd.	3.800%	9/15/22	750	746
	Credit Suisse Group Funding Guernsey
	Ltd.	3.800%	6/9/23	575	567
	Credit Suisse Group Funding Guernsey
	Ltd.	3.750%	3/26/25	250	240
	Credit Suisse Group Funding Guernsey
	Ltd.	4.875%	5/15/45	375	371
	Deutsche Bank AG	2.700%	7/13/20	625	610
	Deutsche Bank AG	2.950%	8/20/20	100	97

	Deutsche Bank AG	3.125%	1/13/21	100	97
	Deutsche Bank AG	3.150%	1/22/21	275	266
	Deutsche Bank AG	3.375%	5/12/21	500	484
	Deutsche Bank AG	4.250%	10/14/21	700	689
	Deutsche Bank AG	3.300%	11/16/22	500	468
	Deutsche Bank AG	3.950%	2/27/23	300	288
	Deutsche Bank AG	3.700%	5/30/24	225	209
	Deutsche Bank AG	4.100%	1/13/26	100	93
	Discover Bank	3.200%	8/9/21	100	99
	Discover Bank	3.350%	2/6/23	150	146
	Discover Bank	4.200%	8/8/23	300	303
	Discover Bank	3.450%	7/27/26	100	93
	Discover Financial Services	3.850%	11/21/22	200	199
	Discover Financial Services	3.950%	11/6/24	775	756
	Discover Financial Services	3.750%	3/4/25	100	95
	Fifth Third Bancorp	3.500%	3/15/22	125	125
	Fifth Third Bancorp	4.300%	1/16/24	275	279
	Fifth Third Bancorp	3.950%	3/14/28	75	74
	Fifth Third Bancorp	8.250%	3/1/38	225	307
	Fifth Third Bank	1.625%	9/27/19	125	123
	Fifth Third Bank	2.200%	10/30/20	200	195
	Fifth Third Bank	2.250%	6/14/21	300	292
	Fifth Third Bank	3.850%	3/15/26	200	197
	First Horizon National Corp.	3.500%	12/15/20	50	50
	First Niagara Financial Group Inc.	6.750%	3/19/20	50	53
	First Republic Bank	2.500%	6/6/22	100	96
	First Republic Bank	4.375%	8/1/46	75	72
	FirstMerit Bank NA	4.270%	11/25/26	150	149
	Goldman Sachs Capital I	6.345%	2/15/34	225	259
	Goldman Sachs Group Inc.	1.950%	7/23/19	100	99
	Goldman Sachs Group Inc.	2.550%	10/23/19	450	447
	Goldman Sachs Group Inc.	2.300%	12/13/19	600	594
	Goldman Sachs Group Inc.	5.375%	3/15/20	475	492
	Goldman Sachs Group Inc.	2.600%	4/23/20	775	768
	Goldman Sachs Group Bank USA	3.200%	6/5/20	200	201
	Goldman Sachs Group Inc.	6.000%	6/15/20	480	505
	Goldman Sachs Group Inc.	2.750%	9/15/20	550	543
	Goldman Sachs Group Inc.	2.875%	2/25/21	175	173
	Goldman Sachs Group Inc.	2.625%	4/25/21	150	147
	Goldman Sachs Group Inc.	5.250%	7/27/21	650	682
	Goldman Sachs Group Inc.	2.350%	11/15/21	500	481
	Goldman Sachs Group Inc.	5.750%	1/24/22	1,175	1,257
	Goldman Sachs Group Inc.	3.000%	4/26/22	600	587
[4]	Goldman Sachs Group Inc.	2.876%	10/31/22	1,000	976
	Goldman Sachs Group Inc.	3.625%	1/22/23	425	422
	Goldman Sachs Group Inc.	3.200%	2/23/23	425	413
[4]	Goldman Sachs Group Inc.	2.908%	6/5/23	350	337
[4]	Goldman Sachs Group Inc.	2.905%	7/24/23	500	482
	Goldman Sachs Group Inc.	4.000%	3/3/24	525	524
	Goldman Sachs Group Inc.	3.850%	7/8/24	175	173
	Goldman Sachs Group Inc.	3.500%	1/23/25	750	724
[4]	Goldman Sachs Group Inc.	3.272%	9/29/25	550	522
	Goldman Sachs Group Inc.	4.250%	10/21/25	200	197
	Goldman Sachs Group Inc.	3.750%	2/25/26	200	193
	Goldman Sachs Group Inc.	3.500%	11/16/26	1,250	1,171
	Goldman Sachs Group Inc.	5.950%	1/15/27	400	433
	Goldman Sachs Group Inc.	3.850%	1/26/27	350	336
[4]	Goldman Sachs Group Inc.	3.691%	6/5/28	500	474
[4]	Goldman Sachs Group Inc.	3.814%	4/23/29	400	379
[4]	Goldman Sachs Group Inc.	4.223%	5/1/29	1,000	985
	Goldman Sachs Group Inc.	6.125%	2/15/33	125	143
	Goldman Sachs Group Inc.	6.450%	5/1/36	50	58
	Goldman Sachs Group Inc.	6.750%	10/1/37	975	1,156
[4]	Goldman Sachs Group Inc.	4.017%	10/31/38	350	318
[4]	Goldman Sachs Group Inc.	4.411%	4/23/39	400	383
	Goldman Sachs Group Inc.	6.250%	2/1/41	675	788
	Goldman Sachs Group Inc.	4.800%	7/8/44	325	321
	Goldman Sachs Group Inc.	5.150%	5/22/45	475	466
	Goldman Sachs Group Inc.	4.750%	10/21/45	200	197
	HSBC Bank USA NA	4.875%	8/24/20	250	257
	HSBC Bank USA NA	5.625%	8/15/35	250	279

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	HSBC Bank USA NA	7.000%	1/15/39	250	322
	HSBC Holdings plc	3.400%	3/8/21	625	625
	HSBC Holdings plc	2.950%	5/25/21	400	394
	HSBC Holdings plc	2.650%	1/5/22	500	483
	HSBC Holdings plc	4.875%	1/14/22	160	167
	HSBC Holdings plc	4.000%	3/30/22	290	294
[4]	HSBC Holdings plc	3.262%	3/13/23	560	548
	HSBC Holdings plc	3.600%	5/25/23	200	198
[4]	HSBC Holdings plc	3.033%	11/22/23	200	193
	HSBC Holdings plc	4.250%	3/14/24	250	249
[4]	HSBC Holdings plc	3.950%	5/18/24	500	498
	HSBC Holdings plc	4.250%	8/18/25	150	147
	HSBC Holdings plc	4.300%	3/8/26	1,100	1,103
	HSBC Holdings plc	3.900%	5/25/26	450	438
	HSBC Holdings plc	4.375%	11/23/26	350	343
[4]	HSBC Holdings plc	4.041%	3/13/28	900	871
[4]	HSBC Holdings plc	4.583%	6/19/29	400	404
	HSBC Holdings plc	7.625%	5/17/32	100	127
	HSBC Holdings plc	7.350%	11/27/32	100	125
	HSBC Holdings plc	6.500%	5/2/36	350	405
	HSBC Holdings plc	6.500%	9/15/37	50	58
	HSBC Holdings plc	6.800%	6/1/38	200	240
	HSBC Holdings plc	5.250%	3/14/44	750	758
	HSBC USA Inc.	2.375%	11/13/19	400	397
	HSBC USA Inc.	2.350%	3/5/20	275	272
	HSBC USA Inc.	2.750%	8/7/20	150	149
	HSBC USA Inc.	5.000%	9/27/20	300	309
	Huntington Bancshares Inc.	7.000%	12/15/20	25	27
	Huntington Bancshares Inc.	3.150%	3/14/21	100	99
	Huntington Bancshares Inc.	2.300%	1/14/22	200	192
	Huntington National Bank	2.375%	3/10/20	250	247
	Huntington National Bank	2.400%	4/1/20	150	148
	Huntington National Bank	3.250%	5/14/21	250	249
	Huntington National Bank	2.500%	8/7/22	200	194
	ING Groep NV	3.150%	3/29/22	200	196
	ING Groep NV	3.950%	3/29/27	300	293
	Intesa Sanpaolo SPA	5.250%	1/12/24	225	219
	JPMorgan Chase & Co.	2.250%	1/23/20	1,976	1,950
	JPMorgan Chase & Co.	2.750%	6/23/20	965	956
	JPMorgan Chase & Co.	4.400%	7/22/20	475	486
	JPMorgan Chase & Co.	4.250%	10/15/20	200	204
	JPMorgan Chase & Co.	2.550%	10/29/20	450	443
	JPMorgan Chase & Co.	2.550%	3/1/21	850	832
	JPMorgan Chase & Co.	4.625%	5/10/21	250	259
	JPMorgan Chase & Co.	2.400%	6/7/21	275	268
	JPMorgan Chase & Co.	2.295%	8/15/21	450	434
	JPMorgan Chase & Co.	4.350%	8/15/21	205	211
	JPMorgan Chase & Co.	4.500%	1/24/22	25	26
[4]	JPMorgan Chase & Co.	3.514%	6/18/22	200	200
	JPMorgan Chase & Co.	3.250%	9/23/22	750	742
	JPMorgan Chase & Co.	2.972%	1/15/23	970	945
	JPMorgan Chase & Co.	3.200%	1/25/23	750	736
[4]	JPMorgan Chase & Co.	2.776%	4/25/23	350	340
	JPMorgan Chase & Co.	3.375%	5/1/23	300	293
	JPMorgan Chase & Co.	2.700%	5/18/23	250	239
[4]	JPMorgan Chase & Co.	3.559%	4/23/24	325	322
	JPMorgan Chase & Co.	3.875%	9/10/24	575	569
	JPMorgan Chase & Co.	3.125%	1/23/25	400	383
[4]	JPMorgan Chase & Co.	3.220%	3/1/25	600	579
	JPMorgan Chase & Co.	3.900%	7/15/25	300	299
	JPMorgan Chase & Co.	3.300%	4/1/26	1,185	1,131
	JPMorgan Chase & Co.	3.200%	6/15/26	300	284
	JPMorgan Chase & Co.	2.950%	10/1/26	875	812
	JPMorgan Chase & Co.	4.125%	12/15/26	450	444
	JPMorgan Chase & Co.	3.625%	12/1/27	1,000	936
[4]	JPMorgan Chase & Co.	3.782%	2/1/28	1,375	1,340
[4]	JPMorgan Chase & Co.	3.540%	5/1/28	350	335
[4]	JPMorgan Chase & Co.	3.509%	1/23/29	425	401
[4]	JPMorgan Chase & Co.	4.005%	4/23/29	300	296
	JPMorgan Chase & Co.	6.400%	5/15/38	450	554

	JPMorgan Chase & Co.	5.500%	10/15/40	250	278
	JPMorgan Chase & Co.	5.600%	7/15/41	450	504
	JPMorgan Chase & Co.	5.400%	1/6/42	150	166
	JPMorgan Chase & Co.	5.625%	8/16/43	300	332
	JPMorgan Chase & Co.	4.950%	6/1/45	100	102
[4]	JPMorgan Chase & Co.	4.260%	2/22/48	375	350
[4]	JPMorgan Chase & Co.	3.964%	11/15/48	500	447
[4]	JPMorgan Chase & Co.	3.897%	1/23/49	400	355
	JPMorgan Chase Bank NA	1.650%	9/23/19	300	296
[4]	JPMorgan Chase Bank NA	2.604%	2/1/21	250	248
[4]	JPMorgan Chase Bank NA	3.086%	4/26/21	400	399
	KeyBank NA	2.500%	12/15/19	100	99
	KeyBank NA	2.250%	3/16/20	500	493
	KeyBank NA	2.300%	9/14/22	200	191
	KeyBank NA	3.375%	3/7/23	250	248
	KeyBank NA	3.300%	6/1/25	125	121
	KeyCorp	5.100%	3/24/21	25	26
	KeyCorp	4.100%	4/30/28	600	597
	Lloyds Bank plc	2.400%	3/17/20	50	49
	Lloyds Bank plc	6.375%	1/21/21	175	187
	Lloyds Bank plc	3.300%	5/7/21	200	199
	Lloyds Banking Group plc	3.000%	1/11/22	300	292
[4]	Lloyds Banking Group plc	2.907%	11/7/23	400	381
	Lloyds Banking Group plc	4.450%	5/8/25	200	201
	Lloyds Banking Group plc	4.582%	12/10/25	700	685
	Lloyds Banking Group plc	3.750%	1/11/27	200	189
	Lloyds Banking Group plc	4.375%	3/22/28	250	246
[4]	Lloyds Banking Group plc	3.574%	11/7/28	200	184
	Lloyds Banking Group plc	5.300%	12/1/45	200	198
	Lloyds Banking Group plc	4.344%	1/9/48	700	597
	Manufacturers & Traders Trust Co.	2.250%	7/25/19	100	99
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	175	172
	Manufacturers & Traders Trust Co.	2.625%	1/25/21	225	221
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	403	398
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	400	384
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	300	289
	Mitsubishi UFJ Financial Group Inc.	3.455%	3/2/23	300	297
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	100	94
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	250	249
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	525	522
	Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	250	230
	Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	500	490
	Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	250	238
	Mitsubishi UFJ Financial Group Inc.	3.961%	3/2/28	100	100
	Mizuho Financial Group Inc.	3.549%	3/5/23	200	198
	Mizuho Financial Group Inc.	3.663%	2/28/27	250	243
	Mizuho Financial Group Inc.	4.018%	3/5/28	325	323
	Morgan Stanley	2.375%	7/23/19	400	397
	Morgan Stanley	5.625%	9/23/19	900	927
	Morgan Stanley	5.500%	1/26/20	275	284
	Morgan Stanley	2.650%	1/27/20	250	248
	Morgan Stanley	2.800%	6/16/20	800	793
	Morgan Stanley	5.500%	7/24/20	175	183
	Morgan Stanley	5.750%	1/25/21	250	264
	Morgan Stanley	2.500%	4/21/21	200	195
	Morgan Stanley	5.500%	7/28/21	75	79
	Morgan Stanley	2.625%	11/17/21	500	486
	Morgan Stanley	2.750%	5/19/22	600	581
	Morgan Stanley	4.875%	11/1/22	425	441
	Morgan Stanley	3.125%	1/23/23	750	732
	Morgan Stanley	3.750%	2/25/23	675	675
[4]	Morgan Stanley	3.737%	4/24/24	750	745
	Morgan Stanley	3.875%	4/29/24	545	545
	Morgan Stanley	3.700%	10/23/24	650	642
	Morgan Stanley	4.000%	7/23/25	230	229
	Morgan Stanley	5.000%	11/24/25	650	672
	Morgan Stanley	3.875%	1/27/26	225	221
	Morgan Stanley	3.125%	7/27/26	700	648
	Morgan Stanley	6.250%	8/9/26	625	706
	Morgan Stanley	4.350%	9/8/26	400	394

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Morgan Stanley	3.625%	1/20/27	850	818
	Morgan Stanley	3.950%	4/23/27	325	309
[4]	Morgan Stanley	3.591%	7/22/28	875	827
[4]	Morgan Stanley	3.772%	1/24/29	575	552
	Morgan Stanley	7.250%	4/1/32	150	188
[4]	Morgan Stanley	3.971%	7/22/38	375	347
[4]	Morgan Stanley	4.457%	4/22/39	500	487
	Morgan Stanley	6.375%	7/24/42	600	730
	Morgan Stanley	4.300%	1/27/45	475	448
	Morgan Stanley	4.375%	1/22/47	350	334
	MUFG Americas Holdings Corp.	2.250%	2/10/20	200	198
	MUFG Americas Holdings Corp.	3.500%	6/18/22	475	473
	MUFG Americas Holdings Corp.	3.000%	2/10/25	100	96
	National Australia Bank Ltd.	1.375%	7/12/19	175	172
	National Australia Bank Ltd.	2.125%	5/22/20	600	590
	National Australia Bank Ltd.	1.875%	7/12/21	175	167
	National Australia Bank Ltd.	3.375%	9/20/21	250	249
	National Australia Bank Ltd.	2.500%	5/22/22	550	524
	National Australia Bank Ltd.	3.000%	1/20/23	250	243
	National Australia Bank Ltd.	3.625%	6/20/23	250	249
	National Australia Bank Ltd.	3.375%	1/14/26	100	96
	National Australia Bank Ltd.	2.500%	7/12/26	200	181
	National Bank of Canada	2.150%	6/12/20	250	245
	National Bank of Canada	2.200%	11/2/20	200	195
	Northern Trust Corp.	3.450%	11/4/20	50	51
	Northern Trust Corp.	3.375%	8/23/21	100	101
	Northern Trust Corp.	3.950%	10/30/25	150	153
[4]	Northern Trust Corp.	3.375%	5/8/32	50	47
	People’s United Bank NA	4.000%	7/15/24	100	100
	People’s United Financial Inc.	3.650%	12/6/22	100	100
	PNC Bank NA	2.250%	7/2/19	600	597
	PNC Bank NA	2.400%	10/18/19	75	74
	PNC Bank NA	2.000%	5/19/20	250	245
	PNC Bank NA	2.300%	6/1/20	150	148
	PNC Bank NA	2.450%	11/5/20	430	423
	PNC Bank NA	2.150%	4/29/21	250	242
	PNC Bank NA	2.550%	12/9/21	100	97
	PNC Bank NA	2.625%	2/17/22	175	170
	PNC Bank NA	3.300%	10/30/24	200	196
	PNC Bank NA	2.950%	2/23/25	150	144
	PNC Bank NA	3.250%	6/1/25	100	97
	PNC Bank NA	3.100%	10/25/27	250	237
	PNC Bank NA	3.250%	1/22/28	150	143
	PNC Financial Services Group Inc.	3.900%	4/29/24	125	125
	PNC Financial Services Group Inc.	3.150%	5/19/27	750	712
	PNC Funding Corp.	5.125%	2/8/20	150	155
	PNC Funding Corp.	4.375%	8/11/20	475	486
	PNC Funding Corp.	3.300%	3/8/22	440	438
	Regions Bank	6.450%	6/26/37	250	295
	Regions Financial Corp.	3.200%	2/8/21	100	100
	Royal Bank of Canada	1.500%	7/29/19	375	370
	Royal Bank of Canada	2.125%	3/2/20	1,150	1,133
	Royal Bank of Canada	2.150%	10/26/20	200	195
	Royal Bank of Canada	2.500%	1/19/21	200	197
	Royal Bank of Canada	2.750%	2/1/22	300	294
	Royal Bank of Canada	4.650%	1/27/26	250	254
[4]	Royal Bank of Scotland Group plc	3.498%	5/15/23	500	484
	Royal Bank of Scotland Group plc	3.875%	9/12/23	800	778
[4]	Royal Bank of Scotland Group plc	4.519%	6/25/24	300	300
[4]	Royal Bank of Scotland Group plc	4.892%	5/18/29	1,000	992
	Santander Holdings USA Inc.	3.700%	3/28/22	700	688
	Santander Holdings USA Inc.	3.400%	1/18/23	115	111
	Santander Holdings USA Inc.	4.500%	7/17/25	125	122
	Santander Holdings USA Inc.	4.400%	7/13/27	250	237
	Santander UK Group Holdings plc	3.125%	1/8/21	550	543
	Santander UK Group Holdings plc	2.875%	8/5/21	225	218
	Santander UK Group Holdings plc	3.571%	1/10/23	200	194
[4]	Santander UK Group Holdings plc	3.823%	11/3/28	200	183
	Santander UK plc	2.350%	9/10/19	175	174
	Santander UK plc	2.375%	3/16/20	150	148
	Santander UK plc	2.125%	11/3/20	200	194

	Santander UK plc	3.400%	6/1/21	200	200
	Santander UK plc	4.000%	3/13/24	150	151
	Skandinaviska Enskilda Banken AB	2.300%	3/11/20	250	247
	Skandinaviska Enskilda Banken AB	2.625%	3/15/21	300	295
	Skandinaviska Enskilda Banken AB	1.875%	9/13/21	250	238
	Skandinaviska Enskilda Banken AB	2.800%	3/11/22	250	244
	State Street Corp.	1.950%	5/19/21	125	121
[4]	State Street Corp.	2.653%	5/15/23	300	292
	State Street Corp.	3.100%	5/15/23	400	394
	State Street Corp.	3.700%	11/20/23	83	84
	State Street Corp.	3.550%	8/18/25	225	224
	State Street Corp.	2.650%	5/19/26	125	117
	Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	250	248
	Sumitomo Mitsui Banking Corp.	2.092%	10/18/19	200	198
	Sumitomo Mitsui Banking Corp.	2.450%	1/16/20	250	247
	Sumitomo Mitsui Banking Corp.	2.514%	1/17/20	300	297
	Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	200	196
	Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	250	247
	Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	100	101
	Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	250	251
	Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	250	244
	Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	340	336
	Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	250	240
	Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	475	458
	Sumitomo Mitsui Financial Group Inc.	2.846%	1/11/22	250	244
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	200	193
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	200	192
	Sumitomo Mitsui Financial Group Inc.	3.102%	1/17/23	250	243
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	150	148
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	125	114
	Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	175	164
	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	700	669
	Sumitomo Mitsui Financial Group Inc.	3.544%	1/17/28	300	292
	SunTrust Bank	2.250%	1/31/20	200	197
[4]	SunTrust Bank	2.590%	1/29/21	100	99
	SunTrust Bank	3.000%	2/2/23	75	73
	SunTrust Bank	3.300%	5/15/26	200	189
	SunTrust Banks Inc.	2.900%	3/3/21	75	74
	SunTrust Banks Inc.	2.700%	1/27/22	125	122
	SVB Financial Group	3.500%	1/29/25	100	97
	Svenska Handelsbanken AB	1.500%	9/6/19	350	345
	Svenska Handelsbanken AB	2.450%	3/30/21	300	293
	Svenska Handelsbanken AB	3.350%	5/24/21	200	200
	Svenska Handelsbanken AB	1.875%	9/7/21	350	331
	Synchrony Bank	3.650%	5/24/21	500	499
	Synchrony Bank	3.000%	6/15/22	100	96
	Synchrony Financial	2.700%	2/3/20	375	371
	Synchrony Financial	4.250%	8/15/24	250	244
	Synchrony Financial	4.500%	7/23/25	500	490
	Synchrony Financial	3.700%	8/4/26	125	115
	Synchrony Financial	3.950%	12/1/27	300	277
	Synovus Financial Corp.	3.125%	11/1/22	50	48
	Toronto-Dominion Bank	2.125%	7/2/19	100	99
	Toronto-Dominion Bank	1.450%	8/13/19	200	197
	Toronto-Dominion Bank	2.250%	11/5/19	500	496
	Toronto-Dominion Bank	3.000%	6/11/20	200	200
	Toronto-Dominion Bank	2.500%	12/14/20	100	98
	Toronto-Dominion Bank	2.550%	1/25/21	450	443
	Toronto-Dominion Bank	2.125%	4/7/21	175	170
	Toronto-Dominion Bank	3.250%	6/11/21	800	801
	Toronto-Dominion Bank	1.800%	7/13/21	150	144
	UBS AG	2.375%	8/14/19	604	600
	UBS AG	2.350%	3/26/20	175	173
	UBS AG	4.875%	8/4/20	50	52
[9]	UBS AG	2.450%	12/1/20	200	195
	US Bancorp	2.350%	1/29/21	100	98
	US Bancorp	4.125%	5/24/21	250	256
	US Bancorp	2.625%	1/24/22	200	196
	US Bancorp	3.000%	3/15/22	125	124
	US Bancorp	2.950%	7/15/22	400	390
	US Bancorp	3.600%	9/11/24	50	49

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	US Bancorp	3.100%	4/27/26	300	282
	US Bancorp	3.150%	4/27/27	225	216
	US Bancorp	3.900%	4/26/28	200	203
	US Bank NA	2.350%	1/23/20	100	99
	US Bank NA	2.050%	10/23/20	250	244
	US Bank NA	2.850%	1/23/23	250	244
	US Bank NA	2.800%	1/27/25	500	473
	Wachovia Corp.	6.605%	10/1/25	265	299
	Wells Fargo & Co.	2.600%	7/22/20	350	345
	Wells Fargo & Co.	2.550%	12/7/20	300	295
	Wells Fargo & Co.	2.500%	3/4/21	1,350	1,320
	Wells Fargo & Co.	4.600%	4/1/21	1,325	1,367
	Wells Fargo & Co.	2.100%	7/26/21	350	337
	Wells Fargo & Co.	3.500%	3/8/22	450	449
	Wells Fargo & Co.	2.625%	7/22/22	675	648
	Wells Fargo & Co.	3.069%	1/24/23	1,500	1,456
	Wells Fargo & Co.	3.450%	2/13/23	350	342
	Wells Fargo & Co.	3.300%	9/9/24	400	385
	Wells Fargo & Co.	3.000%	2/19/25	425	401
	Wells Fargo & Co.	3.000%	4/22/26	525	482
	Wells Fargo & Co.	4.100%	6/3/26	575	563
	Wells Fargo & Co.	3.000%	10/23/26	675	622
	Wells Fargo & Co.	4.300%	7/22/27	475	467
[4]	Wells Fargo & Co.	3.584%	5/22/28	500	479
	Wells Fargo & Co.	5.375%	2/7/35	200	223
	Wells Fargo & Co.	5.375%	11/2/43	600	620
	Wells Fargo & Co.	5.606%	1/15/44	600	638
	Wells Fargo & Co.	4.650%	11/4/44	325	307
	Wells Fargo & Co.	3.900%	5/1/45	500	455
	Wells Fargo & Co.	4.900%	11/17/45	250	248
	Wells Fargo & Co.	4.400%	6/14/46	300	272
	Wells Fargo & Co.	4.750%	12/7/46	350	335
	Wells Fargo Bank NA	2.150%	12/6/19	500	494
	Wells Fargo Bank NA	2.400%	1/15/20	500	495
	Wells Fargo Bank NA	2.600%	1/15/21	250	246
	Wells Fargo Bank NA	5.950%	8/26/36	200	232
	Wells Fargo Bank NA	5.850%	2/1/37	300	343
	Wells Fargo Bank NA	6.600%	1/15/38	225	280
	Westpac Banking Corp.	1.600%	8/19/19	600	592
	Westpac Banking Corp.	4.875%	11/19/19	300	308
	Westpac Banking Corp.	2.150%	3/6/20	300	295
	Westpac Banking Corp.	3.050%	5/15/20	125	125
	Westpac Banking Corp.	2.600%	11/23/20	250	246
	Westpac Banking Corp.	2.100%	5/13/21	600	579
	Westpac Banking Corp.	2.000%	8/19/21	275	263
	Westpac Banking Corp.	2.500%	6/28/22	1,000	961
	Westpac Banking Corp.	2.750%	1/11/23	200	191
	Westpac Banking Corp.	3.650%	5/15/23	75	75
	Westpac Banking Corp.	2.850%	5/13/26	400	371
	Westpac Banking Corp.	2.700%	8/19/26	175	158
	Westpac Banking Corp.	3.350%	3/8/27	250	239
[4]	Westpac Banking Corp.	4.322%	11/23/31	500	478

	Brokerage (0.2%)
	Affiliated Managers Group Inc.	4.250%	2/15/24	100	102
	Affiliated Managers Group Inc.	3.500%	8/1/25	125	122
	Ameriprise Financial Inc.	5.300%	3/15/20	125	129
	Ameriprise Financial Inc.	4.000%	10/15/23	150	153
	Ameriprise Financial Inc.	3.700%	10/15/24	100	100
	BGC Partners Inc.	5.375%	12/9/19	50	51
	BGC Partners Inc.	5.125%	5/27/21	50	51
	BlackRock Inc.	5.000%	12/10/19	160	165
	BlackRock Inc.	4.250%	5/24/21	125	129
	BlackRock Inc.	3.375%	6/1/22	175	176
	BlackRock Inc.	3.500%	3/18/24	175	176
	BlackRock Inc.	3.200%	3/15/27	100	96
	Brookfield Asset Management Inc.	4.000%	1/15/25	105	104
	Brookfield Finance Inc.	4.250%	6/2/26	50	49
	Brookfield Finance Inc.	3.900%	1/25/28	50	47
	Brookfield Finance Inc.	4.700%	9/20/47	150	142
	Brookfield Finance LLC	4.000%	4/1/24	125	124

Cboe Global Markets Inc.	3.650%	1/12/27	110	106
Charles Schwab Corp.	3.250%	5/21/21	125	125
Charles Schwab Corp.	3.225%	9/1/22	300	298
Charles Schwab Corp.	2.650%	1/25/23	100	97
Charles Schwab Corp.	3.850%	5/21/25	25	25
Charles Schwab Corp.	3.200%	3/2/27	250	238
Charles Schwab Corp.	3.200%	1/25/28	100	95
CME Group Inc.	3.000%	9/15/22	125	123
CME Group Inc.	3.000%	3/15/25	125	121
CME Group Inc.	5.300%	9/15/43	125	147
CME Group Inc.	4.150%	6/15/48	125	126
E*TRADE Financial Corp.	3.800%	8/24/27	75	72
E*TRADE Financial Corp.	4.500%	6/20/28	40	40
Eaton Vance Corp.	3.625%	6/15/23	50	50
Eaton Vance Corp.	3.500%	4/6/27	100	97
Franklin Resources Inc.	2.800%	9/15/22	225	219
Intercontinental Exchange Inc.	2.350%	9/15/22	100	96
Intercontinental Exchange Inc.	4.000%	10/15/23	150	153
Intercontinental Exchange Inc.	3.750%	12/1/25	300	298
Intercontinental Exchange Inc.	3.100%	9/15/27	150	140
Invesco Finance plc	3.125%	11/30/22	175	173
Invesco Finance plc	4.000%	1/30/24	450	452
Invesco Finance plc	3.750%	1/15/26	170	167
Invesco Finance plc	5.375%	11/30/43	75	85
Janus Capital Group Inc.	4.875%	8/1/25	75	77
Jefferies Financial Group Inc.	5.500%	10/18/23	150	155
Jefferies Group LLC	6.875%	4/15/21	105	113
Jefferies Group LLC	5.125%	1/20/23	100	104
Jefferies Group LLC	4.850%	1/15/27	200	194
Jefferies Group LLC	6.450%	6/8/27	50	54
Jefferies Group LLC	6.250%	1/15/36	75	76
Jefferies Group LLC	6.500%	1/20/43	75	77
Jefferies Group LLC / Jefferies Group
Capital Finance Inc.	4.150%	1/23/30	300	265
Lazard Group LLC	3.750%	2/13/25	50	49
Lazard Group LLC	3.625%	3/1/27	100	94
Legg Mason Inc.	4.750%	3/15/26	100	103
Legg Mason Inc.	5.625%	1/15/44	100	106
Nasdaq Inc.	5.550%	1/15/20	175	181
Nasdaq Inc.	4.250%	6/1/24	75	76
Nomura Holdings Inc.	6.700%	3/4/20	200	209
Raymond James Financial Inc.	3.625%	9/15/26	75	72
Raymond James Financial Inc.	4.950%	7/15/46	210	214
Stifel Financial Corp.	3.500%	12/1/20	50	50
Stifel Financial Corp.	4.250%	7/18/24	150	149
TD Ameritrade Holding Corp.	5.600%	12/1/19	50	52
TD Ameritrade Holding Corp.	2.950%	4/1/22	125	123
TD Ameritrade Holding Corp.	3.625%	4/1/25	100	99
TD Ameritrade Holding Corp.	3.300%	4/1/27	125	119

Finance Companies (0.3%)
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	4.250%	7/1/20	350	354
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	4.625%	10/30/20	150	153
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	4.500%	5/15/21	150	153
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	5.000%	10/1/21	200	206
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	3.950%	2/1/22	125	124
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	3.500%	5/26/22	100	98
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	4.625%	7/1/22	175	178
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	3.300%	1/23/23	125	120
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	3.650%	7/21/27	150	136
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust	3.875%	1/23/28	150	138

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Air Lease Corp.	2.125%	1/15/20	50	49
	Air Lease Corp.	4.750%	3/1/20	75	77
	Air Lease Corp.	2.500%	3/1/21	250	243
	Air Lease Corp.	3.875%	4/1/21	75	76
	Air Lease Corp.	3.375%	6/1/21	75	74
	Air Lease Corp.	3.750%	2/1/22	300	300
	Air Lease Corp.	2.625%	7/1/22	100	96
	Air Lease Corp.	2.750%	1/15/23	100	95
	Air Lease Corp.	3.875%	7/3/23	100	99
	Air Lease Corp.	4.250%	9/15/24	75	75
	Air Lease Corp.	3.250%	3/1/25	150	138
	Air Lease Corp.	3.625%	4/1/27	75	69
	Air Lease Corp.	3.625%	12/1/27	100	91
	Ares Capital Corp.	3.875%	1/15/20	75	75
	Ares Capital Corp.	3.500%	2/10/23	250	238
	Ares Capital Corp.	4.250%	3/1/25	100	96
	FS Investment Corp.	4.000%	7/15/19	75	75
	GATX Corp.	2.500%	7/30/19	50	50
	GATX Corp.	3.250%	3/30/25	125	118
	GATX Corp.	3.250%	9/15/26	50	46
	GATX Corp.	3.850%	3/30/27	175	167
	GATX Corp.	3.500%	3/15/28	100	92
	GATX Corp.	4.550%	11/7/28	150	149
	GATX Corp.	4.500%	3/30/45	50	46
	GE Capital International Funding Co.
	Unlimited Co.	2.342%	11/15/20	1,037	1,014
	GE Capital International Funding Co.
	Unlimited Co.	3.373%	11/15/25	558	534
	GE Capital International Funding Co.
	Unlimited Co.	4.418%	11/15/35	2,068	2,004
	International Lease Finance Corp.	8.250%	12/15/20	200	220
	International Lease Finance Corp.	4.625%	4/15/21	89	91
	International Lease Finance Corp.	8.625%	1/15/22	115	132
	International Lease Finance Corp.	5.875%	8/15/22	160	170
	Prospect Capital Corp.	5.875%	3/15/23	40	41

	Insurance (1.3%)
	ACE Capital Trust II	9.700%	4/1/30	50	72
	AEGON Funding Co. LLC	5.750%	12/15/20	81	85
	Aetna Inc.	2.750%	11/15/22	200	192
	Aetna Inc.	2.800%	6/15/23	250	237
	Aetna Inc.	3.500%	11/15/24	125	121
	Aetna Inc.	6.625%	6/15/36	130	158
	Aetna Inc.	6.750%	12/15/37	100	127
	Aetna Inc.	4.500%	5/15/42	75	74
	Aetna Inc.	4.125%	11/15/42	75	69
	Aetna Inc.	3.875%	8/15/47	300	266
	Aflac Inc.	2.400%	3/16/20	100	99
	Aflac Inc.	4.000%	2/15/22	50	51
	Aflac Inc.	3.625%	6/15/23	125	125
	Aflac Inc.	3.625%	11/15/24	125	124
	Aflac Inc.	3.250%	3/17/25	125	121
	Aflac Inc.	2.875%	10/15/26	75	70
	Aflac Inc.	4.000%	10/15/46	50	47
	Alleghany Corp.	5.625%	9/15/20	100	105
	Alleghany Corp.	4.900%	9/15/44	100	101
	Allied World Assurance Co. Holdings
	Ltd.	4.350%	10/29/25	75	73
	Allstate Corp.	3.150%	6/15/23	100	99
	Allstate Corp.	5.550%	5/9/35	75	87
	Allstate Corp.	4.500%	6/15/43	125	129
	Allstate Corp.	4.200%	12/15/46	275	269
[4]	Allstate Corp.	5.750%	8/15/53	75	77
[4]	Allstate Corp.	6.500%	5/15/67	100	113
	Alterra Finance LLC	6.250%	9/30/20	55	58
	American Financial Group Inc.	3.500%	8/15/26	50	47
	American Financial Group Inc.	4.500%	6/15/47	110	104
	American International Group Inc.	3.375%	8/15/20	125	125
	American International Group Inc.	6.400%	12/15/20	385	412
	American International Group Inc.	4.875%	6/1/22	250	261
	American International Group Inc.	4.125%	2/15/24	170	170

	American International Group Inc.	4.200%	4/1/28	200	196
	American International Group Inc.	3.875%	1/15/35	200	178
	American International Group Inc.	4.700%	7/10/35	75	73
	American International Group Inc.	6.250%	5/1/36	475	538
	American International Group Inc.	4.500%	7/16/44	500	465
	American International Group Inc.	4.750%	4/1/48	100	96
[4]	American International Group Inc.	5.750%	4/1/48	125	124
	American International Group Inc.	4.375%	1/15/55	125	108
[4]	American International Group Inc.	8.175%	5/15/68	95	119
	Anthem Inc.	2.250%	8/15/19	150	148
	Anthem Inc.	4.350%	8/15/20	100	102
	Anthem Inc.	2.500%	11/21/20	175	172
	Anthem Inc.	3.700%	8/15/21	125	126
	Anthem Inc.	3.125%	5/15/22	150	148
	Anthem Inc.	2.950%	12/1/22	150	146
	Anthem Inc.	3.300%	1/15/23	600	585
	Anthem Inc.	3.500%	8/15/24	75	73
	Anthem Inc.	3.350%	12/1/24	160	155
	Anthem Inc.	3.650%	12/1/27	300	284
	Anthem Inc.	4.101%	3/1/28	400	393
	Anthem Inc.	5.950%	12/15/34	1	1
	Anthem Inc.	5.850%	1/15/36	75	86
	Anthem Inc.	6.375%	6/15/37	75	90
	Anthem Inc.	4.625%	5/15/42	175	170
	Anthem Inc.	4.650%	1/15/43	175	169
	Anthem Inc.	5.100%	1/15/44	100	103
	Anthem Inc.	4.375%	12/1/47	300	278
	Anthem Inc.	4.550%	3/1/48	155	148
	Anthem Inc.	4.850%	8/15/54	50	49
	Aon Corp.	5.000%	9/30/20	150	155
	Aon Corp.	8.205%	1/1/27	25	31
	Aon Corp.	6.250%	9/30/40	100	120
	Aon plc	3.500%	6/14/24	100	97
	Aon plc	3.875%	12/15/25	200	197
	Aon plc	4.600%	6/14/44	175	172
	Aon plc	4.750%	5/15/45	100	98
	Arch Capital Finance LLC	4.011%	12/15/26	100	98
	Arch Capital Finance LLC	5.031%	12/15/46	100	104
	Arch Capital Group Ltd.	7.350%	5/1/34	50	65
	Arch Capital Group US Inc.	5.144%	11/1/43	50	54
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	175	179
	Assurant Inc.	4.000%	3/15/23	100	99
	Assurant Inc.	4.200%	9/27/23	100	100
	Assurant Inc.	4.900%	3/27/28	100	100
	Assurant Inc.	6.750%	2/15/34	50	58
	Assured Guaranty US Holdings Inc.	5.000%	7/1/24	75	77
	Athene Holding Ltd.	4.125%	1/12/28	200	184
[9]	AXA Equitable Holdings Inc.	3.900%	4/20/23	100	99
[9]	AXA Equitable Holdings Inc.	4.350%	4/20/28	930	888
[9]	AXA Equitable Holdings Inc.	5.000%	4/20/48	350	323
	AXA Financial Inc.	7.000%	4/1/28	75	86
	AXA SA	8.600%	12/15/30	225	286
	AXIS Specialty Finance LLC	5.875%	6/1/20	75	78
	AXIS Specialty Finance plc	4.000%	12/6/27	550	519
	Berkshire Hathaway Finance Corp.	1.300%	8/15/19	200	197
	Berkshire Hathaway Finance Corp.	2.900%	10/15/20	275	276
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	125	129
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	150	149
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	75	89
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	125	131
	Berkshire Hathaway Finance Corp.	4.300%	5/15/43	225	227
	Berkshire Hathaway Inc.	2.100%	8/14/19	125	124
	Berkshire Hathaway Inc.	2.200%	3/15/21	200	196
	Berkshire Hathaway Inc.	3.000%	2/11/23	125	124
	Berkshire Hathaway Inc.	2.750%	3/15/23	450	439
	Berkshire Hathaway Inc.	3.125%	3/15/26	725	697
	Berkshire Hathaway Inc.	4.500%	2/11/43	175	180
	Brighthouse Financial Inc.	3.700%	6/22/27	250	223
	Brighthouse Financial Inc.	4.700%	6/22/47	290	239
	Brown & Brown Inc.	4.200%	9/15/24	75	75
	Chubb Corp.	6.000%	5/11/37	125	153

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Chubb Corp.	6.500%	5/15/38	50	64
	Chubb INA Holdings Inc.	2.875%	11/3/22	475	465
	Chubb INA Holdings Inc.	2.700%	3/13/23	125	121
	Chubb INA Holdings Inc.	3.350%	5/15/24	100	98
	Chubb INA Holdings Inc.	3.150%	3/15/25	250	241
	Chubb INA Holdings Inc.	6.700%	5/15/36	200	255
	Chubb INA Holdings Inc.	4.150%	3/13/43	100	98
	Chubb INA Holdings Inc.	4.350%	11/3/45	350	357
	Cigna Corp.	5.125%	6/15/20	50	52
	Cigna Corp.	4.375%	12/15/20	45	46
	Cigna Corp.	4.500%	3/15/21	25	26
	Cigna Corp.	4.000%	2/15/22	125	127
	Cigna Corp.	3.250%	4/15/25	250	234
	Cigna Corp.	7.875%	5/15/27	41	52
	Cigna Corp.	3.050%	10/15/27	100	90
	Cigna Corp.	5.375%	2/15/42	75	81
	Cigna Corp.	3.875%	10/15/47	120	102
	Cincinnati Financial Corp.	6.920%	5/15/28	100	122
	Cincinnati Financial Corp.	6.125%	11/1/34	75	89
	CNA Financial Corp.	5.875%	8/15/20	75	79
	CNA Financial Corp.	5.750%	8/15/21	75	79
	CNA Financial Corp.	4.500%	3/1/26	125	127
	CNA Financial Corp.	3.450%	8/15/27	100	93
	Coventry Health Care Inc.	5.450%	6/15/21	100	105
	Enstar Group Ltd.	4.500%	3/10/22	50	50
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	100	101
[9]	Fairfax Financial Holdings Ltd.	4.850%	4/17/28	50	49
	First American Financial Corp.	4.600%	11/15/24	100	100
	Hanover Insurance Group Inc.	4.500%	4/15/26	100	99
	Hartford Financial Services Group Inc.	5.125%	4/15/22	225	237
	Hartford Financial Services Group Inc.	5.950%	10/15/36	50	58
	Hartford Financial Services Group Inc.	6.100%	10/1/41	100	120
	Hartford Financial Services Group Inc.	4.300%	4/15/43	175	165
	Humana Inc.	2.900%	12/15/22	150	146
	Humana Inc.	3.850%	10/1/24	150	149
	Humana Inc.	3.950%	3/15/27	150	148
	Humana Inc.	4.625%	12/1/42	75	74
	Humana Inc.	4.950%	10/1/44	200	207
	Humana Inc.	4.800%	3/15/47	75	77
	Kemper Corp.	4.350%	2/15/25	40	40
	Lincoln National Corp.	6.250%	2/15/20	25	26
	Lincoln National Corp.	4.850%	6/24/21	50	52
	Lincoln National Corp.	4.200%	3/15/22	50	51
	Lincoln National Corp.	4.000%	9/1/23	50	51
	Lincoln National Corp.	3.625%	12/12/26	200	190
	Lincoln National Corp.	3.800%	3/1/28	100	96
	Lincoln National Corp.	6.150%	4/7/36	10	12
	Lincoln National Corp.	6.300%	10/9/37	75	90
	Lincoln National Corp.	7.000%	6/15/40	160	201
	Loews Corp.	2.625%	5/15/23	75	72
	Loews Corp.	6.000%	2/1/35	50	58
	Loews Corp.	4.125%	5/15/43	275	257
	Manulife Financial Corp.	4.900%	9/17/20	275	284
	Manulife Financial Corp.	4.150%	3/4/26	175	175
[4]	Manulife Financial Corp.	4.061%	2/24/32	220	209
	Manulife Financial Corp.	5.375%	3/4/46	100	112
	Markel Corp.	4.900%	7/1/22	125	130
	Markel Corp.	3.500%	11/1/27	50	47
	Markel Corp.	4.300%	11/1/47	50	47
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	500	492
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	295	306
	Marsh & McLennan Cos. Inc.	3.300%	3/14/23	175	173
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	100	99
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	100	98
	Marsh & McLennan Cos. Inc.	3.750%	3/14/26	100	99
	Marsh & McLennan Cos. Inc.	4.350%	1/30/47	100	99
	Marsh & McLennan Cos. Inc.	4.200%	3/1/48	300	292
	Mercury General Corp.	4.400%	3/15/27	75	73
	MetLife Inc.	4.750%	2/8/21	200	207
	MetLife Inc.	3.048%	12/15/22	225	221

	MetLife Inc.	3.600%	4/10/24	175	173
	MetLife Inc.	3.000%	3/1/25	250	238
	MetLife Inc.	3.600%	11/13/25	500	491
	MetLife Inc.	6.500%	12/15/32	175	216
	MetLife Inc.	6.375%	6/15/34	100	121
	MetLife Inc.	5.700%	6/15/35	200	228
	MetLife Inc.	5.875%	2/6/41	325	379
	MetLife Inc.	4.125%	8/13/42	125	117
	MetLife Inc.	4.875%	11/13/43	175	183
	MetLife Inc.	4.721%	12/15/44	63	64
	MetLife Inc.	4.600%	5/13/46	120	121
[4]	MetLife Inc.	6.400%	12/15/66	210	224
	Old Republic International Corp.	4.875%	10/1/24	75	78
	Old Republic International Corp.	3.875%	8/26/26	150	144
	PartnerRe Finance B LLC	5.500%	6/1/20	100	104
	Primerica Inc.	4.750%	7/15/22	125	128
	Principal Financial Group Inc.	3.300%	9/15/22	50	49
	Principal Financial Group Inc.	3.125%	5/15/23	100	97
	Principal Financial Group Inc.	3.400%	5/15/25	75	73
	Principal Financial Group Inc.	3.100%	11/15/26	100	93
	Principal Financial Group Inc.	4.625%	9/15/42	50	50
	Principal Financial Group Inc.	4.350%	5/15/43	50	48
	Principal Financial Group Inc.	4.300%	11/15/46	75	70
[4]	Principal Financial Group Inc.	4.700%	5/15/55	65	65
	Progressive Corp.	3.750%	8/23/21	75	76
	Progressive Corp.	2.450%	1/15/27	150	135
	Progressive Corp.	6.625%	3/1/29	125	150
	Progressive Corp.	4.350%	4/25/44	50	50
	Progressive Corp.	4.125%	4/15/47	500	487
	Progressive Corp.	4.200%	3/15/48	100	99
	Prudential Financial Inc.	5.375%	6/21/20	100	104
	Prudential Financial Inc.	4.500%	11/15/20	250	257
	Prudential Financial Inc.	4.500%	11/16/21	75	78
	Prudential Financial Inc.	3.500%	5/15/24	125	124
	Prudential Financial Inc.	5.750%	7/15/33	100	115
	Prudential Financial Inc.	5.700%	12/14/36	125	146
	Prudential Financial Inc.	6.625%	12/1/37	65	82
	Prudential Financial Inc.	6.625%	6/21/40	65	84
[4]	Prudential Financial Inc.	5.875%	9/15/42	175	185
[4]	Prudential Financial Inc.	5.625%	6/15/43	375	389
	Prudential Financial Inc.	5.100%	8/15/43	50	54
[4]	Prudential Financial Inc.	5.200%	3/15/44	85	85
	Prudential Financial Inc.	4.600%	5/15/44	125	127
[4]	Prudential Financial Inc.	5.375%	5/15/45	250	250
	Prudential Financial Inc.	3.905%	12/7/47	182	164
	Prudential Financial Inc.	3.935%	12/7/49	263	237
	Reinsurance Group of America Inc.	6.450%	11/15/19	75	78
	Reinsurance Group of America Inc.	5.000%	6/1/21	75	78
	Reinsurance Group of America Inc.	4.700%	9/15/23	75	78
	RenaissanceRe Finance Inc.	3.450%	7/1/27	50	47
	Sompo International Holdings Ltd.	4.700%	10/15/22	100	103
	Sompo International Holdings Ltd.	7.000%	7/15/34	75	91
	Swiss Re Solutions Holding Corp.	7.000%	2/15/26	75	88
	Torchmark Corp.	3.800%	9/15/22	50	50
	Travelers Cos. Inc.	3.900%	11/1/20	125	127
	Travelers Cos. Inc.	6.250%	6/15/37	150	185
	Travelers Cos. Inc.	4.300%	8/25/45	150	151
	Travelers Cos. Inc.	4.000%	5/30/47	125	120
	Trinity Acquisition plc	4.400%	3/15/26	100	99
	UnitedHealth Group Inc.	2.300%	12/15/19	125	124
	UnitedHealth Group Inc.	2.700%	7/15/20	250	249
	UnitedHealth Group Inc.	1.950%	10/15/20	100	98
	UnitedHealth Group Inc.	4.700%	2/15/21	75	78
	UnitedHealth Group Inc.	2.125%	3/15/21	225	219
	UnitedHealth Group Inc.	3.375%	11/15/21	100	101
	UnitedHealth Group Inc.	2.875%	12/15/21	125	124
	UnitedHealth Group Inc.	3.350%	7/15/22	180	181
	UnitedHealth Group Inc.	2.375%	10/15/22	150	144
	UnitedHealth Group Inc.	2.750%	2/15/23	175	169
	UnitedHealth Group Inc.	2.875%	3/15/23	25	24

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
UnitedHealth Group Inc.	3.500%	6/15/23	100	100
UnitedHealth Group Inc.	3.750%	7/15/25	950	950
UnitedHealth Group Inc.	3.100%	3/15/26	225	214
UnitedHealth Group Inc.	3.450%	1/15/27	75	73
UnitedHealth Group Inc.	3.375%	4/15/27	350	339
UnitedHealth Group Inc.	2.950%	10/15/27	150	140
UnitedHealth Group Inc.	3.850%	6/15/28	100	100
UnitedHealth Group Inc.	4.625%	7/15/35	175	184
UnitedHealth Group Inc.	6.500%	6/15/37	50	65
UnitedHealth Group Inc.	6.625%	11/15/37	125	162
UnitedHealth Group Inc.	6.875%	2/15/38	245	325
UnitedHealth Group Inc.	5.950%	2/15/41	60	74
UnitedHealth Group Inc.	4.625%	11/15/41	110	116
UnitedHealth Group Inc.	4.375%	3/15/42	50	50
UnitedHealth Group Inc.	3.950%	10/15/42	175	165
UnitedHealth Group Inc.	4.250%	3/15/43	125	124
UnitedHealth Group Inc.	4.750%	7/15/45	305	326
UnitedHealth Group Inc.	4.200%	1/15/47	135	133
UnitedHealth Group Inc.	4.250%	4/15/47	100	99
UnitedHealth Group Inc.	3.750%	10/15/47	350	323
UnitedHealth Group Inc.	4.250%	6/15/48	300	300
Unum Group	5.625%	9/15/20	50	52
Unum Group	3.000%	5/15/21	100	98
Unum Group	4.000%	3/15/24	50	49
Unum Group	5.750%	8/15/42	25	27
Voya Financial Inc.	3.125%	7/15/24	100	94
Voya Financial Inc.	3.650%	6/15/26	250	234
Voya Financial Inc.	5.700%	7/15/43	75	83
Voya Financial Inc.	4.800%	6/15/46	40	39
Willis North America Inc.	3.600%	5/15/24	100	97
WR Berkley Corp.	5.375%	9/15/20	175	182
XLIT Ltd.	5.750%	10/1/21	105	112
XLIT Ltd.	4.450%	3/31/25	100	97
XLIT Ltd.	6.250%	5/15/27	125	142
XLIT Ltd.	5.500%	3/31/45	100	104

Other Finance (0.0%)
ORIX Corp.	2.900%	7/18/22	50	48
ORIX Corp.	3.250%	12/4/24	75	72
ORIX Corp.	3.700%	7/18/27	200	193

Real Estate Investment Trusts (0.7%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	100	99
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	125	129
Alexandria Real Estate Equities Inc.	4.000%	1/15/24	75	75
Alexandria Real Estate Equities Inc.	3.450%	4/30/25	125	119
Alexandria Real Estate Equities Inc.	3.950%	1/15/27	50	48
Alexandria Real Estate Equities Inc.	3.950%	1/15/28	50	48
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	100	99
Alexandria Real Estate Equities Inc.	4.700%	7/1/30	125	126
American Campus Communities
Operating Partnership LP	3.350%	10/1/20	25	25
American Campus Communities
Operating Partnership LP	3.750%	4/15/23	75	74
American Campus Communities
Operating Partnership LP	4.125%	7/1/24	100	100
American Campus Communities
Operating Partnership LP	3.625%	11/15/27	75	70
AvalonBay Communities Inc.	2.850%	3/15/23	25	24
AvalonBay Communities Inc.	4.200%	12/15/23	75	77
AvalonBay Communities Inc.	3.450%	6/1/25	100	98
AvalonBay Communities Inc.	2.950%	5/11/26	150	140
AvalonBay Communities Inc.	2.900%	10/15/26	50	46
AvalonBay Communities Inc.	3.350%	5/15/27	75	72
AvalonBay Communities Inc.	3.200%	1/15/28	75	71
AvalonBay Communities Inc.	4.350%	4/15/48	60	59
Boston Properties LP	5.625%	11/15/20	325	341
Boston Properties LP	4.125%	5/15/21	75	76
Boston Properties LP	3.850%	2/1/23	225	226
Boston Properties LP	3.125%	9/1/23	275	268
Boston Properties LP	3.200%	1/15/25	100	95

Boston Properties LP	3.650%	2/1/26	100	97
Boston Properties LP	2.750%	10/1/26	50	45
Brandywine Operating Partnership LP	3.950%	2/15/23	750	747
Brandywine Operating Partnership LP	3.950%	11/15/27	100	95
Brixmor Operating Partnership LP	3.875%	8/15/22	150	150
Brixmor Operating Partnership LP	3.650%	6/15/24	50	48
Brixmor Operating Partnership LP	3.850%	2/1/25	125	120
Brixmor Operating Partnership LP	4.125%	6/15/26	200	194
Brixmor Operating Partnership LP	3.900%	3/15/27	75	71
Columbia Property Trust Operating
Partnership LP	4.150%	4/1/25	100	98
Columbia Property Trust Operating
Partnership LP	3.650%	8/15/26	25	23
Corporate Office Properties LP	3.700%	6/15/21	50	50
Corporate Office Properties LP	3.600%	5/15/23	150	145
CubeSmart LP	4.375%	12/15/23	100	101
CubeSmart LP	4.000%	11/15/25	50	49
CubeSmart LP	3.125%	9/1/26	100	92
DCT Industrial Operating Partnership LP	4.500%	10/15/23	50	52
DDR Corp.	4.625%	7/15/22	200	206
DDR Corp.	3.900%	8/15/24	100	98
DDR Corp.	3.625%	2/1/25	200	190
DDR Corp.	4.250%	2/1/26	70	68
DDR Corp.	4.700%	6/1/27	75	75
Digital Realty Trust LP	5.250%	3/15/21	75	78
Digital Realty Trust LP	3.950%	7/1/22	75	76
Digital Realty Trust LP	3.625%	10/1/22	1,075	1,069
Digital Realty Trust LP	3.700%	8/15/27	200	190
Digital Realty Trust LP	4.450%	7/15/28	300	301
Duke Realty LP	3.250%	6/30/26	175	165
Duke Realty LP	3.375%	12/15/27	60	56
EPR Properties	5.750%	8/15/22	125	131
EPR Properties	5.250%	7/15/23	125	129
EPR Properties	4.500%	4/1/25	50	49
EPR Properties	4.750%	12/15/26	100	98
EPR Properties	4.950%	4/15/28	75	73
ERP Operating LP	4.625%	12/15/21	129	134
ERP Operating LP	3.000%	4/15/23	125	122
ERP Operating LP	3.375%	6/1/25	125	122
ERP Operating LP	2.850%	11/1/26	50	46
ERP Operating LP	3.500%	3/1/28	100	96
ERP Operating LP	4.500%	7/1/44	150	152
ERP Operating LP	4.500%	6/1/45	125	127
ERP Operating LP	4.000%	8/1/47	100	93
Essex Portfolio LP	5.200%	3/15/21	50	52
Essex Portfolio LP	3.250%	5/1/23	25	24
Essex Portfolio LP	3.500%	4/1/25	100	97
Essex Portfolio LP	3.375%	4/15/26	100	95
Essex Portfolio LP	3.625%	5/1/27	100	95
Essex Portfolio LP	4.500%	3/15/48	120	117
Federal Realty Investment Trust	2.750%	6/1/23	25	24
Federal Realty Investment Trust	3.250%	7/15/27	50	47
Federal Realty Investment Trust	4.500%	12/1/44	300	304
Government Properties Income Trust	4.000%	7/15/22	100	99
HCP Inc.	2.625%	2/1/20	375	370
HCP Inc.	5.375%	2/1/21	3	3
HCP Inc.	3.150%	8/1/22	75	73
HCP Inc.	4.000%	12/1/22	210	211
HCP Inc.	4.250%	11/15/23	250	252
HCP Inc.	3.400%	2/1/25	75	71
HCP Inc.	6.750%	2/1/41	100	126
Healthcare Realty Trust Inc.	3.625%	1/15/28	100	94
Healthcare Trust of America Holdings
LP	3.375%	7/15/21	100	100
Healthcare Trust of America Holdings
LP	2.950%	7/1/22	100	96
Healthcare Trust of America Holdings
LP	3.700%	4/15/23	25	25
Healthcare Trust of America Holdings
LP	3.500%	8/1/26	100	94

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Healthcare Trust of America Holdings
LP	3.750%	7/1/27	100	95
Highwoods Realty LP	3.200%	6/15/21	100	98
Highwoods Realty LP	4.125%	3/15/28	75	74
Hospitality Properties Trust	4.650%	3/15/24	140	140
Hospitality Properties Trust	5.250%	2/15/26	100	102
Hospitality Properties Trust	4.950%	2/15/27	100	99
Hospitality Properties Trust	3.950%	1/15/28	75	68
Hospitality Properties Trust	4.375%	2/15/30	300	277
Host Hotels & Resorts LP	6.000%	10/1/21	100	106
Host Hotels & Resorts LP	4.750%	3/1/23	50	51
Host Hotels & Resorts LP	3.750%	10/15/23	86	84
Host Hotels & Resorts LP	3.875%	4/1/24	75	73
Host Hotels & Resorts LP	4.000%	6/15/25	50	48
Hudson Pacific Properties LP	3.950%	11/1/27	100	93
Kilroy Realty LP	3.800%	1/15/23	250	249
Kilroy Realty LP	3.450%	12/15/24	50	48
Kimco Realty Corp.	6.875%	10/1/19	50	52
Kimco Realty Corp.	3.400%	11/1/22	150	148
Kimco Realty Corp.	3.125%	6/1/23	25	24
Kimco Realty Corp.	2.800%	10/1/26	125	111
Kimco Realty Corp.	3.800%	4/1/27	75	71
Kimco Realty Corp.	4.125%	12/1/46	50	44
Kimco Realty Corp.	4.450%	9/1/47	50	46
Kite Realty Group LP	4.000%	10/1/26	200	182
Liberty Property LP	3.375%	6/15/23	50	49
Liberty Property LP	4.400%	2/15/24	100	102
Liberty Property LP	3.750%	4/1/25	75	74
LifeStorage LP	3.500%	7/1/26	125	117
LifeStorage LP	3.875%	12/15/27	150	142
Mid-America Apartments LP	4.300%	10/15/23	150	153
Mid-America Apartments LP	3.750%	6/15/24	50	49
Mid-America Apartments LP	3.600%	6/1/27	250	240
National Retail Properties Inc.	3.800%	10/15/22	200	200
National Retail Properties Inc.	3.500%	10/15/27	350	327
Omega Healthcare Investors Inc.	4.375%	8/1/23	500	496
Omega Healthcare Investors Inc.	4.950%	4/1/24	100	101
Omega Healthcare Investors Inc.	4.500%	1/15/25	100	98
Omega Healthcare Investors Inc.	5.250%	1/15/26	100	101
Omega Healthcare Investors Inc.	4.500%	4/1/27	300	286
Omega Healthcare Investors Inc.	4.750%	1/15/28	70	67
Physicians Realty LP	4.300%	3/15/27	150	145
Physicians Realty LP	3.950%	1/15/28	100	94
Piedmont Operating Partnership LP	3.400%	6/1/23	75	73
Prologis LP	3.875%	9/15/28	100	100
Prologis LP	4.375%	9/15/48	75	76
Public Storage	2.370%	9/15/22	55	53
Public Storage	3.094%	9/15/27	100	94
Realty Income Corp.	3.250%	10/15/22	375	369
Realty Income Corp.	3.875%	7/15/24	50	50
Realty Income Corp.	3.875%	4/15/25	100	99
Realty Income Corp.	4.125%	10/15/26	125	124
Realty Income Corp.	3.000%	1/15/27	100	92
Realty Income Corp.	3.650%	1/15/28	190	182
Realty Income Corp.	4.650%	3/15/47	250	253
Regency Centers LP	3.600%	2/1/27	25	24
Regency Centers LP	4.125%	3/15/28	75	74
Regency Centers LP	4.400%	2/1/47	200	191
Sabra Health Care LP	5.125%	8/15/26	25	24
Select Income REIT	4.150%	2/1/22	100	100
Select Income REIT	4.250%	5/15/24	100	96
Select Income REIT	4.500%	2/1/25	50	48
Senior Housing Properties Trust	4.750%	2/15/28	50	49
Simon Property Group LP	4.375%	3/1/21	125	129
Simon Property Group LP	2.500%	7/15/21	120	117
Simon Property Group LP	4.125%	12/1/21	250	256
Simon Property Group LP	2.350%	1/30/22	150	145
Simon Property Group LP	3.375%	3/15/22	100	100
Simon Property Group LP	2.625%	6/15/22	100	97
Simon Property Group LP	2.750%	2/1/23	25	24
Simon Property Group LP	2.750%	6/1/23	100	96

	Simon Property Group LP	3.750%	2/1/24	150	150
	Simon Property Group LP	3.500%	9/1/25	100	98
	Simon Property Group LP	3.300%	1/15/26	175	168
	Simon Property Group LP	3.250%	11/30/26	75	71
	Simon Property Group LP	3.375%	6/15/27	175	168
	Simon Property Group LP	3.375%	12/1/27	100	95
	Simon Property Group LP	4.750%	3/15/42	100	104
	Simon Property Group LP	4.250%	11/30/46	200	194
	SL Green Operating Partnership LP	3.250%	10/15/22	100	97
	STORE Capital Corp.	4.500%	3/15/28	100	98
	Tanger Properties LP	3.125%	9/1/26	175	158
	Tanger Properties LP	3.875%	7/15/27	150	141
	UDR Inc.	3.700%	10/1/20	25	25
	UDR Inc.	4.625%	1/10/22	50	51
	UDR Inc.	2.950%	9/1/26	150	138
	UDR Inc.	3.500%	7/1/27	150	142
	UDR Inc.	3.500%	1/15/28	250	237
	Ventas Realty LP	3.125%	6/15/23	175	170
	Ventas Realty LP	3.750%	5/1/24	200	197
	Ventas Realty LP	4.125%	1/15/26	75	75
	Ventas Realty LP	3.250%	10/15/26	75	69
	Ventas Realty LP	3.850%	4/1/27	50	48
	Ventas Realty LP	4.000%	3/1/28	125	121
	Ventas Realty LP	5.700%	9/30/43	75	82
	Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	250	258
	Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	200	195
	VEREIT Operating Partnership LP	4.600%	2/6/24	75	75
	VEREIT Operating Partnership LP	3.950%	8/15/27	450	419
	Vornado Realty LP	3.500%	1/15/25	100	96
	Washington Prime Group LP	3.850%	4/1/20	50	49
	Washington Prime Group LP	5.950%	8/15/24	50	48
	Washington REIT	4.950%	10/1/20	25	26
	Washington REIT	3.950%	10/15/22	75	75
	Weingarten Realty Investors	3.375%	10/15/22	50	49
	Weingarten Realty Investors	3.500%	4/15/23	100	98
	Welltower Inc.	4.950%	1/15/21	75	77
	Welltower Inc.	5.250%	1/15/22	300	315
	Welltower Inc.	3.750%	3/15/23	75	74
	Welltower Inc.	4.000%	6/1/25	200	196
	Welltower Inc.	4.250%	4/1/26	150	148
	Welltower Inc.	6.500%	3/15/41	25	30
	WP Carey Inc.	4.600%	4/1/24	75	76
	WP Carey Inc.	4.000%	2/1/25	50	49
	WP Carey Inc.	4.250%	10/1/26	75	73
					303,650
Industrial (16.5%)
	Basic Industry (0.8%)
	Air Products & Chemicals Inc.	3.000%	11/3/21	75	75
	Air Products & Chemicals Inc.	2.750%	2/3/23	50	49
	Air Products & Chemicals Inc.	3.350%	7/31/24	675	670
	Airgas Inc.	3.650%	7/15/24	100	100
	Albemarle Corp.	4.150%	12/1/24	75	76
	Albemarle Corp.	5.450%	12/1/44	75	79
	ArcelorMittal	5.125%	6/1/20	50	51
	ArcelorMittal	7.000%	10/15/39	200	230
	ArcelorMittal	6.750%	3/1/41	100	113
	Barrick North America Finance LLC	4.400%	5/30/21	31	32
	Barrick North America Finance LLC	5.700%	5/30/41	450	492
	Barrick North America Finance LLC	5.750%	5/1/43	150	167
	Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	50	56
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	176	174
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	50	51
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	150	150
	BHP Billiton Finance USA Ltd.	5.000%	9/30/43	575	646
	Celulosa Arauco y Constitucion SA	5.000%	1/21/21	25	26
	Celulosa Arauco y Constitucion SA	4.750%	1/11/22	75	76
	Celulosa Arauco y Constitucion SA	3.875%	11/2/27	300	279
[9]	Celulosa Arauco y Constitucion SA	5.500%	11/2/47	200	195
	Domtar Corp.	6.750%	2/15/44	100	106
	Dow Chemical Co.	4.250%	11/15/20	125	128

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Dow Chemical Co.	4.125%	11/15/21	566	577
	Dow Chemical Co.	3.500%	10/1/24	50	49
	Dow Chemical Co.	7.375%	11/1/29	25	31
	Dow Chemical Co.	4.250%	10/1/34	50	48
	Dow Chemical Co.	9.400%	5/15/39	350	539
	Dow Chemical Co.	5.250%	11/15/41	100	105
	Eastman Chemical Co.	5.500%	11/15/19	175	181
	Eastman Chemical Co.	2.700%	1/15/20	150	149
	Eastman Chemical Co.	4.500%	1/15/21	6	6
	Eastman Chemical Co.	3.600%	8/15/22	49	49
	Eastman Chemical Co.	4.800%	9/1/42	225	221
	Eastman Chemical Co.	4.650%	10/15/44	150	147
	Ecolab Inc.	4.350%	12/8/21	163	168
	Ecolab Inc.	2.375%	8/10/22	470	452
	Ecolab Inc.	2.700%	11/1/26	200	185
	Ecolab Inc.	3.250%	12/1/27	100	96
	EI du Pont de Nemours & Co.	4.625%	1/15/20	400	411
	EI du Pont de Nemours & Co.	2.200%	5/1/20	200	197
	EI du Pont de Nemours & Co.	2.800%	2/15/23	125	121
	EI du Pont de Nemours & Co.	6.500%	1/15/28	100	119
	EI du Pont de Nemours & Co.	4.900%	1/15/41	100	103
	EI du Pont de Nemours & Co.	4.150%	2/15/43	275	258
	Fibria Overseas Finance Ltd.	5.250%	5/12/24	300	301
	Fibria Overseas Finance Ltd.	4.000%	1/14/25	150	138
	FMC Corp.	3.950%	2/1/22	50	50
	FMC Corp.	4.100%	2/1/24	250	250
	Georgia-Pacific LLC	8.000%	1/15/24	250	301
	Georgia-Pacific LLC	7.375%	12/1/25	100	121
	Georgia-Pacific LLC	8.875%	5/15/31	250	365
	Goldcorp Inc.	3.700%	3/15/23	275	271
	Goldcorp Inc.	5.450%	6/9/44	100	103
	International Flavors & Fragrances Inc.	3.200%	5/1/23	25	24
	International Flavors & Fragrances Inc.	4.375%	6/1/47	90	81
	International Paper Co.	7.500%	8/15/21	306	341
	International Paper Co.	3.650%	6/15/24	100	99
	International Paper Co.	3.800%	1/15/26	75	73
	International Paper Co.	3.000%	2/15/27	200	181
	International Paper Co.	5.000%	9/15/35	100	101
	International Paper Co.	7.300%	11/15/39	100	126
	International Paper Co.	4.800%	6/15/44	200	193
	International Paper Co.	5.150%	5/15/46	200	202
	International Paper Co.	4.400%	8/15/47	200	181
	Kinross Gold Corp.	5.125%	9/1/21	50	51
	Kinross Gold Corp.	5.950%	3/15/24	75	77
[9]	Kinross Gold Corp.	4.500%	7/15/27	100	92
	LYB International Finance BV	5.250%	7/15/43	200	208
	LYB International Finance II BV	3.500%	3/2/27	100	94
	LyondellBasell Industries NV	6.000%	11/15/21	175	187
	LyondellBasell Industries NV	5.750%	4/15/24	175	189
	LyondellBasell Industries NV	4.625%	2/26/55	425	388
	Meadwestvaco Corp.	7.950%	2/15/31	350	457
	Methanex Corp.	3.250%	12/15/19	200	199
	Monsanto Co.	2.125%	7/15/19	100	99
	Monsanto Co.	2.750%	7/15/21	200	195
	Monsanto Co.	5.500%	8/15/25	325	347
	Monsanto Co.	4.200%	7/15/34	100	91
	Monsanto Co.	3.950%	4/15/45	200	173
	Monsanto Co.	4.700%	7/15/64	100	87
	Mosaic Co.	3.750%	11/15/21	115	115
	Mosaic Co.	3.250%	11/15/22	225	219
	Mosaic Co.	4.250%	11/15/23	100	101
	Mosaic Co.	4.050%	11/15/27	200	191
	Mosaic Co.	5.450%	11/15/33	100	101
	Mosaic Co.	4.875%	11/15/41	50	45
	Mosaic Co.	5.625%	11/15/43	50	50
	Newmont Mining Corp.	5.875%	4/1/35	100	115
	Newmont Mining Corp.	4.875%	3/15/42	250	251
	Nucor Corp.	4.125%	9/15/22	100	103
	Nucor Corp.	3.950%	5/1/28	100	100
	Nucor Corp.	6.400%	12/1/37	100	123

	Nucor Corp.	5.200%	8/1/43	200	220
	Nucor Corp.	4.400%	5/1/48	150	148
	Nutrien Ltd.	4.875%	3/30/20	125	127
	Nutrien Ltd.	3.500%	6/1/23	299	293
	Nutrien Ltd.	3.375%	3/15/25	250	234
	Nutrien Ltd.	3.000%	4/1/25	250	229
	Nutrien Ltd.	4.000%	12/15/26	50	48
	Nutrien Ltd.	4.125%	3/15/35	250	232
	Nutrien Ltd.	5.625%	12/1/40	275	304
	Nutrien Ltd.	6.125%	1/15/41	25	29
	Nutrien Ltd.	4.900%	6/1/43	50	49
	Nutrien Ltd.	5.250%	1/15/45	200	207
	Packaging Corp. of America	3.900%	6/15/22	100	101
	Packaging Corp. of America	4.500%	11/1/23	350	362
	Packaging Corp. of America	3.400%	12/15/27	100	94
	Placer Dome Inc.	6.450%	10/15/35	75	89
	PPG Industries Inc.	2.300%	11/15/19	300	298
	Praxair Inc.	4.500%	8/15/19	50	51
	Praxair Inc.	3.000%	9/1/21	75	75
	Praxair Inc.	2.450%	2/15/22	450	438
	Praxair Inc.	2.200%	8/15/22	200	192
	Praxair Inc.	3.550%	11/7/42	50	47
	Rayonier Inc.	3.750%	4/1/22	50	50
	Reliance Steel & Aluminum Co.	4.500%	4/15/23	100	102
	Rio Tinto Alcan Inc.	6.125%	12/15/33	225	272
	Rio Tinto Finance USA Ltd.	3.750%	6/15/25	220	221
	Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	95
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	125	141
	Rio Tinto Finance USA plc	4.750%	3/22/42	150	160
	Rio Tinto Finance USA plc	4.125%	8/21/42	250	246
	Rohm & Haas Co.	7.850%	7/15/29	250	321
	RPM International Inc.	6.125%	10/15/19	25	26
	RPM International Inc.	3.450%	11/15/22	100	98
	RPM International Inc.	3.750%	3/15/27	50	48
	RPM International Inc.	4.250%	1/15/48	250	227
	Sherwin-Williams Co.	2.250%	5/15/20	50	49
	Sherwin-Williams Co.	2.750%	6/1/22	150	145
	Sherwin-Williams Co.	3.125%	6/1/24	50	48
	Sherwin-Williams Co.	3.450%	8/1/25	225	216
	Sherwin-Williams Co.	3.950%	1/15/26	200	198
	Sherwin-Williams Co.	3.450%	6/1/27	100	94
	Sherwin-Williams Co.	4.550%	8/1/45	90	87
	Sherwin-Williams Co.	4.500%	6/1/47	100	96
	Southern Copper Corp.	5.375%	4/16/20	75	78
	Southern Copper Corp.	3.500%	11/8/22	400	392
	Southern Copper Corp.	3.875%	4/23/25	50	49
	Southern Copper Corp.	7.500%	7/27/35	100	121
	Southern Copper Corp.	6.750%	4/16/40	125	145
	Southern Copper Corp.	5.875%	4/23/45	500	531
	Vale Overseas Ltd.	5.875%	6/10/21	200	211
	Vale Overseas Ltd.	4.375%	1/11/22	547	555
	Vale Overseas Ltd.	6.250%	8/10/26	300	325
	Vale Overseas Ltd.	8.250%	1/17/34	50	62
	Vale Overseas Ltd.	6.875%	11/21/36	475	531
	Vale Overseas Ltd.	6.875%	11/10/39	450	510
	Vale SA	5.625%	9/11/42	75	76
	Westlake Chemical Corp.	3.600%	8/15/26	300	284
	Westlake Chemical Corp.	5.000%	8/15/46	200	201
[9]	WestRock Co.	3.000%	9/15/24	250	236
[9]	WestRock Co.	3.375%	9/15/27	250	235
	WestRock RKT Co.	3.500%	3/1/20	150	150
	WestRock RKT Co.	4.900%	3/1/22	100	104
	Weyerhaeuser Co.	7.375%	10/1/19	250	263
	Weyerhaeuser Co.	4.700%	3/15/21	75	77
	Weyerhaeuser Co.	8.500%	1/15/25	50	61
	Weyerhaeuser Co.	7.375%	3/15/32	100	127
	Weyerhaeuser Co.	6.875%	12/15/33	50	61
	Yamana Gold Inc.	4.950%	7/15/24	110	110
	Yamana Gold Inc.	4.625%	12/15/27	75	72

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Capital Goods (1.4%)
3M Co.	2.000%	8/7/20	100	98
3M Co.	1.625%	9/19/21	150	144
3M Co.	2.250%	3/15/23	175	168
3M Co.	3.000%	8/7/25	100	97
3M Co.	2.250%	9/19/26	150	136
3M Co.	2.875%	10/15/27	125	118
3M Co.	3.125%	9/19/46	75	64
3M Co.	3.625%	10/15/47	100	94
ABB Finance USA Inc.	2.800%	4/3/20	50	50
ABB Finance USA Inc.	3.375%	4/3/23	100	100
ABB Finance USA Inc.	4.375%	5/8/42	25	25
Acuity Brands Lighting Inc.	6.000%	12/15/19	50	52
Allegion US Holding Co. Inc.	3.550%	10/1/27	175	161
Bemis Co. Inc.	3.100%	9/15/26	50	46
Boeing Co.	4.875%	2/15/20	175	180
Boeing Co.	1.650%	10/30/20	100	97
Boeing Co.	2.125%	3/1/22	50	48
Boeing Co.	2.800%	3/1/23	600	590
Boeing Co.	1.875%	6/15/23	100	94
Boeing Co.	2.500%	3/1/25	145	136
Boeing Co.	2.250%	6/15/26	50	46
Boeing Co.	2.800%	3/1/27	50	47
Boeing Co.	3.250%	3/1/28	100	97
Boeing Co.	6.625%	2/15/38	50	67
Boeing Co.	3.550%	3/1/38	50	48
Boeing Co.	6.875%	3/15/39	75	104
Boeing Co.	5.875%	2/15/40	75	94
Boeing Co.	3.375%	6/15/46	75	68
Boeing Co.	3.650%	3/1/47	50	47
Boeing Co.	3.625%	3/1/48	75	70
Carlisle Cos. Inc.	3.750%	11/15/22	75	75
Carlisle Cos. Inc.	3.500%	12/1/24	50	48
Carlisle Cos. Inc.	3.750%	12/1/27	125	119
Caterpillar Financial Services Corp.	2.000%	11/29/19	500	495
Caterpillar Financial Services Corp.	2.250%	12/1/19	100	99
Caterpillar Financial Services Corp.	2.100%	1/10/20	200	198
Caterpillar Financial Services Corp.	2.000%	3/5/20	250	246
Caterpillar Financial Services Corp.	1.850%	9/4/20	175	171
Caterpillar Financial Services Corp.	2.500%	11/13/20	50	49
Caterpillar Financial Services Corp.	2.900%	3/15/21	100	99
Caterpillar Financial Services Corp.	1.700%	8/9/21	100	96
Caterpillar Financial Services Corp.	2.750%	8/20/21	100	99
Caterpillar Financial Services Corp.	2.400%	6/6/22	150	145
Caterpillar Financial Services Corp.	2.550%	11/29/22	200	194
Caterpillar Financial Services Corp.	3.450%	5/15/23	400	401
Caterpillar Financial Services Corp.	3.300%	6/9/24	250	248
Caterpillar Financial Services Corp.	3.250%	12/1/24	200	197
Caterpillar Financial Services Corp.	2.400%	8/9/26	100	92
Caterpillar Inc.	3.900%	5/27/21	125	128
Caterpillar Inc.	2.600%	6/26/22	50	49
Caterpillar Inc.	3.400%	5/15/24	250	249
Caterpillar Inc.	6.050%	8/15/36	100	125
Caterpillar Inc.	5.200%	5/27/41	150	172
Caterpillar Inc.	3.803%	8/15/42	143	137
Caterpillar Inc.	4.300%	5/15/44	100	103
Caterpillar Inc.	4.750%	5/15/64	100	103
CNH Industrial Capital LLC	4.375%	11/6/20	150	150
CNH Industrial NV	3.850%	11/15/27	200	186
Crane Co.	4.450%	12/15/23	50	52
Crane Co.	4.200%	3/15/48	150	142
CRH America Inc.	5.750%	1/15/21	75	79
Deere & Co.	4.375%	10/16/19	175	178
Deere & Co.	2.600%	6/8/22	125	122
Deere & Co.	5.375%	10/16/29	125	142
Deere & Co.	7.125%	3/3/31	100	130
Deere & Co.	3.900%	6/9/42	75	73
Dover Corp.	3.150%	11/15/25	200	192
Dover Corp.	6.600%	3/15/38	75	95
Eaton Corp.	2.750%	11/2/22	300	291
Eaton Corp.	4.000%	11/2/32	225	223

	Eaton Corp.	4.150%	11/2/42	150	145
	Eaton Corp.	3.915%	9/15/47	50	47
	Embraer Netherlands Finance BV	5.050%	6/15/25	200	203
	Embraer Netherlands Finance BV	5.400%	2/1/27	100	103
[9]	Embraer Overseas Ltd.	5.696%	9/16/23	100	105
	Embraer SA	5.150%	6/15/22	275	284
	Emerson Electric Co.	4.875%	10/15/19	25	26
	Emerson Electric Co.	4.250%	11/15/20	25	26
	Emerson Electric Co.	2.625%	12/1/21	150	147
	Emerson Electric Co.	3.150%	6/1/25	200	195
	FLIR Systems Inc.	3.125%	6/15/21	50	50
	Flowserve Corp.	3.500%	9/15/22	250	245
	Flowserve Corp.	4.000%	11/15/23	50	50
	Fortive Corp.	2.350%	6/15/21	100	97
	Fortive Corp.	3.150%	6/15/26	150	139
	Fortive Corp.	4.300%	6/15/46	100	94
	Fortune Brands Home & Security Inc.	3.000%	6/15/20	75	74
	Fortune Brands Home & Security Inc.	4.000%	6/15/25	100	100
	General Dynamics Corp.	2.875%	5/11/20	80	80
	General Dynamics Corp.	3.000%	5/11/21	300	299
	General Dynamics Corp.	3.375%	5/15/23	200	200
	General Dynamics Corp.	1.875%	8/15/23	300	279
	General Dynamics Corp.	2.375%	11/15/24	300	281
	General Dynamics Corp.	3.500%	5/15/25	200	200
	General Dynamics Corp.	2.625%	11/15/27	200	184
	General Dynamics Corp.	3.750%	5/15/28	250	252
	General Dynamics Corp.	3.600%	11/15/42	100	95
	General Electric Co.	6.000%	8/7/19	194	200
	General Electric Co.	2.100%	12/11/19	25	25
	General Electric Co.	5.500%	1/8/20	211	218
	General Electric Co.	2.200%	1/9/20	165	163
	General Electric Co.	5.550%	5/4/20	108	112
	General Electric Co.	4.375%	9/16/20	128	131
	General Electric Co.	4.625%	1/7/21	201	207
	General Electric Co.	5.300%	2/11/21	172	180
	General Electric Co.	4.650%	10/17/21	347	361
	General Electric Co.	3.150%	9/7/22	91	90
	General Electric Co.	2.700%	10/9/22	1,100	1,060
	General Electric Co.	3.100%	1/9/23	574	562
	General Electric Co.	3.450%	5/15/24	160	156
	General Electric Co.	6.750%	3/15/32	705	862
	General Electric Co.	6.150%	8/7/37	161	188
	General Electric Co.	5.875%	1/14/38	510	576
	General Electric Co.	6.875%	1/10/39	413	521
	General Electric Co.	4.125%	10/9/42	125	116
	General Electric Co.	4.500%	3/11/44	425	416
	Harris Corp.	2.700%	4/27/20	75	74
	Harris Corp.	3.832%	4/27/25	200	196
	Harris Corp.	4.854%	4/27/35	100	103
	Harris Corp.	6.150%	12/15/40	75	89
	Hexcel Corp.	4.700%	8/15/25	100	103
	Honeywell International Inc.	1.400%	10/30/19	125	123
	Honeywell International Inc.	1.800%	10/30/19	200	197
	Honeywell International Inc.	4.250%	3/1/21	200	206
	Honeywell International Inc.	1.850%	11/1/21	100	95
	Honeywell International Inc.	2.500%	11/1/26	50	46
	Honeywell International Inc.	5.700%	3/15/37	200	244
	Honeywell International Inc.	5.375%	3/1/41	150	178
	Hubbell Inc.	3.350%	3/1/26	75	72
	Hubbell Inc.	3.150%	8/15/27	50	47
	Hubbell Inc.	3.500%	2/15/28	175	167
	Huntington Ingalls Industries Inc.	3.483%	12/1/27	150	142
	Illinois Tool Works Inc.	3.375%	9/15/21	100	101
	Illinois Tool Works Inc.	3.500%	3/1/24	200	202
	Illinois Tool Works Inc.	2.650%	11/15/26	300	277
	Illinois Tool Works Inc.	4.875%	9/15/41	75	84
	Illinois Tool Works Inc.	3.900%	9/1/42	175	172
	Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	500	515
	Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	125	145
	John Deere Capital Corp.	1.250%	10/9/19	200	196
	John Deere Capital Corp.	1.700%	1/15/20	125	123

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
John Deere Capital Corp.	2.050%	3/10/20	250	246
John Deere Capital Corp.	2.200%	3/13/20	150	148
John Deere Capital Corp.	2.450%	9/11/20	75	74
John Deere Capital Corp.	2.550%	1/8/21	150	148
John Deere Capital Corp.	2.800%	3/4/21	100	99
John Deere Capital Corp.	2.875%	3/12/21	100	99
John Deere Capital Corp.	3.900%	7/12/21	100	102
John Deere Capital Corp.	3.150%	10/15/21	25	25
John Deere Capital Corp.	2.650%	1/6/22	300	294
John Deere Capital Corp.	2.150%	9/8/22	400	380
John Deere Capital Corp.	2.700%	1/6/23	100	97
John Deere Capital Corp.	2.800%	1/27/23	50	49
John Deere Capital Corp.	2.800%	3/6/23	300	292
John Deere Capital Corp.	3.450%	6/7/23	200	200
John Deere Capital Corp.	2.650%	6/24/24	75	71
John Deere Capital Corp.	3.450%	3/13/25	100	100
John Deere Capital Corp.	3.400%	9/11/25	75	74
John Deere Capital Corp.	2.650%	6/10/26	100	93
John Deere Capital Corp.	2.800%	9/8/27	150	140
John Deere Capital Corp.	3.050%	1/6/28	100	95
Johnson Controls International plc	5.000%	3/30/20	125	129
Johnson Controls International plc	4.250%	3/1/21	150	153
Johnson Controls International plc	3.750%	12/1/21	100	101
Johnson Controls International plc	3.625%	7/2/24	135	133
Johnson Controls International plc	3.900%	2/14/26	100	99
Johnson Controls International plc	6.000%	1/15/36	50	58
Johnson Controls International plc	4.625%	7/2/44	75	75
Johnson Controls International plc	5.125%	9/14/45	150	156
Johnson Controls International plc	4.500%	2/15/47	100	97
Johnson Controls International plc	4.950%	7/2/64	100	95
Kennametal Inc.	2.650%	11/1/19	75	75
Kennametal Inc.	3.875%	2/15/22	50	50
Kennametal Inc.	4.625%	6/15/28	120	119
L3 Technologies Inc.	4.950%	2/15/21	75	77
L3 Technologies Inc.	3.850%	6/15/23	600	599
L3 Technologies Inc.	3.950%	5/28/24	103	102
L3 Technologies Inc.	3.850%	12/15/26	50	48
L3 Technologies Inc.	4.400%	6/15/28	175	174
Lafarge SA	7.125%	7/15/36	100	125
Leggett & Platt Inc.	3.800%	11/15/24	100	98
Leggett & Platt Inc.	3.500%	11/15/27	300	283
Lennox International Inc.	3.000%	11/15/23	100	95
Lockheed Martin Corp.	2.500%	11/23/20	140	138
Lockheed Martin Corp.	3.350%	9/15/21	725	729
Lockheed Martin Corp.	3.100%	1/15/23	100	99
Lockheed Martin Corp.	3.550%	1/15/26	380	374
Lockheed Martin Corp.	3.600%	3/1/35	150	139
Lockheed Martin Corp.	4.500%	5/15/36	100	103
Lockheed Martin Corp.	6.150%	9/1/36	375	461
Lockheed Martin Corp.	4.700%	5/15/46	375	394
Lockheed Martin Corp.	4.090%	9/15/52	31	29
Martin Marietta Materials Inc.	4.250%	7/2/24	100	101
Martin Marietta Materials Inc.	3.450%	6/1/27	50	46
Martin Marietta Materials Inc.	3.500%	12/15/27	100	92
Martin Marietta Materials Inc.	4.250%	12/15/47	175	151
Masco Corp.	7.125%	3/15/20	11	12
Masco Corp.	3.500%	4/1/21	70	70
Masco Corp.	4.450%	4/1/25	50	50
Masco Corp.	4.375%	4/1/26	100	99
Masco Corp.	3.500%	11/15/27	100	92
Masco Corp.	7.750%	8/1/29	24	29
Masco Corp.	4.500%	5/15/47	100	87
Mohawk Industries Inc.	3.850%	2/1/23	100	101
Northrop Grumman Corp.	2.080%	10/15/20	200	195
Northrop Grumman Corp.	3.500%	3/15/21	200	202
Northrop Grumman Corp.	2.550%	10/15/22	200	193
Northrop Grumman Corp.	3.250%	8/1/23	150	148
Northrop Grumman Corp.	2.930%	1/15/25	275	261
Northrop Grumman Corp.	3.200%	2/1/27	150	141
Northrop Grumman Corp.	3.250%	1/15/28	390	366
Northrop Grumman Corp.	5.050%	11/15/40	50	54

	Northrop Grumman Corp.	4.750%	6/1/43	275	286
	Northrop Grumman Corp.	4.030%	10/15/47	145	135
[9]	Nvent Finance Sarl	3.950%	4/15/23	200	198
[9]	Nvent Finance Sarl	4.550%	4/15/28	100	99
	Oshkosh Corp.	4.600%	5/15/28	185	185
	Owens Corning	4.200%	12/15/22	150	150
	Owens Corning	3.400%	8/15/26	200	182
	Owens Corning	4.300%	7/15/47	200	164
	Owens Corning	4.400%	1/30/48	75	62
	Parker-Hannifin Corp.	3.500%	9/15/22	425	428
	Parker-Hannifin Corp.	3.300%	11/21/24	100	98
	Parker-Hannifin Corp.	3.250%	3/1/27	125	121
	Parker-Hannifin Corp.	6.250%	5/15/38	225	285
	Parker-Hannifin Corp.	4.450%	11/21/44	200	209
	Parker-Hannifin Corp.	4.100%	3/1/47	75	74
	Pentair Finance SA	2.650%	12/1/19	250	247
	Precision Castparts Corp.	2.250%	6/15/20	150	148
	Precision Castparts Corp.	2.500%	1/15/23	75	72
	Precision Castparts Corp.	3.250%	6/15/25	200	195
	Precision Castparts Corp.	3.900%	1/15/43	75	72
	Precision Castparts Corp.	4.375%	6/15/45	300	314
	Raytheon Co.	4.400%	2/15/20	100	102
	Raytheon Co.	3.125%	10/15/20	175	175
	Raytheon Co.	2.500%	12/15/22	275	267
	Raytheon Co.	7.200%	8/15/27	25	32
	Raytheon Co.	4.700%	12/15/41	50	55
	Republic Services Inc.	5.500%	9/15/19	150	154
	Republic Services Inc.	5.000%	3/1/20	125	129
	Republic Services Inc.	5.250%	11/15/21	175	186
	Republic Services Inc.	3.550%	6/1/22	50	50
	Republic Services Inc.	3.200%	3/15/25	250	241
	Republic Services Inc.	6.200%	3/1/40	50	61
	Republic Services Inc.	5.700%	5/15/41	100	117
	Rockwell Collins Inc.	5.250%	7/15/19	25	26
	Rockwell Collins Inc.	3.100%	11/15/21	50	49
	Rockwell Collins Inc.	2.800%	3/15/22	170	165
	Rockwell Collins Inc.	3.200%	3/15/24	100	96
	Rockwell Collins Inc.	3.500%	3/15/27	100	95
	Rockwell Collins Inc.	4.800%	12/15/43	65	66
	Rockwell Collins Inc.	4.350%	4/15/47	250	239
	Roper Technologies Inc.	6.250%	9/1/19	75	78
	Roper Technologies Inc.	3.000%	12/15/20	125	124
	Roper Technologies Inc.	2.800%	12/15/21	200	195
	Roper Technologies Inc.	3.850%	12/15/25	100	98
	Roper Technologies Inc.	3.800%	12/15/26	120	116
	Snap-on Inc.	6.125%	9/1/21	75	81
	Snap-on Inc.	3.250%	3/1/27	50	48
	Snap-on Inc.	4.100%	3/1/48	75	75
	Sonoco Products Co.	5.750%	11/1/40	145	162
	Spirit AeroSystems Inc.	3.950%	6/15/23	75	75
	Spirit AeroSystems Inc.	3.850%	6/15/26	65	62
	Spirit AeroSystems Inc.	4.600%	6/15/28	200	201
	Stanley Black & Decker Inc.	3.400%	12/1/21	150	150
	Stanley Black & Decker Inc.	5.200%	9/1/40	275	304
	Textron Inc.	3.875%	3/1/25	65	64
	Textron Inc.	4.000%	3/15/26	200	197
	Textron Inc.	3.650%	3/15/27	250	239
	Textron Inc.	3.375%	3/1/28	50	46
	The Timken Co.	3.875%	9/1/24	100	98
	United Technologies Corp.	1.500%	11/1/19	100	98
	United Technologies Corp.	4.500%	4/15/20	100	103
	United Technologies Corp.	1.900%	5/4/20	200	196
	United Technologies Corp.	1.950%	11/1/21	100	96
	United Technologies Corp.	3.100%	6/1/22	285	280
	United Technologies Corp.	2.800%	5/4/24	250	237
	United Technologies Corp.	2.650%	11/1/26	100	90
	United Technologies Corp.	6.700%	8/1/28	100	121
	United Technologies Corp.	7.500%	9/15/29	125	159
	United Technologies Corp.	5.400%	5/1/35	150	162
	United Technologies Corp.	6.050%	6/1/36	100	115
	United Technologies Corp.	6.125%	7/15/38	100	117

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United Technologies Corp.	5.700%	4/15/40	100	113
United Technologies Corp.	4.500%	6/1/42	600	588
United Technologies Corp.	4.150%	5/15/45	200	186
United Technologies Corp.	3.750%	11/1/46	200	175
United Technologies Corp.	4.050%	5/4/47	150	138
Valmont Industries Inc.	5.000%	10/1/44	150	141
Valmont Industries Inc.	5.250%	10/1/54	75	70
Vulcan Materials Co.	4.500%	4/1/25	200	202
Vulcan Materials Co.	4.500%	6/15/47	125	113
Wabtec Corp.	3.450%	11/15/26	150	137
Waste Management Inc.	4.600%	3/1/21	50	52
Waste Management Inc.	2.900%	9/15/22	100	98
Waste Management Inc.	2.400%	5/15/23	225	214
Waste Management Inc.	3.500%	5/15/24	100	99
Waste Management Inc.	3.125%	3/1/25	150	145
Waste Management Inc.	3.150%	11/15/27	125	118
Waste Management Inc.	3.900%	3/1/35	250	244
Waste Management Inc.	4.100%	3/1/45	100	98
WW Grainger Inc.	4.600%	6/15/45	200	206
WW Grainger Inc.	3.750%	5/15/46	75	68
WW Grainger Inc.	4.200%	5/15/47	50	48
Xylem Inc.	3.250%	11/1/26	100	94
Xylem Inc.	4.375%	11/1/46	100	97

Communication (2.4%)
21st Century Fox America Inc.	4.500%	2/15/21	550	565
21st Century Fox America Inc.	3.000%	9/15/22	200	196
21st Century Fox America Inc.	4.000%	10/1/23	75	76
21st Century Fox America Inc.	3.700%	9/15/24	100	99
21st Century Fox America Inc.	3.700%	10/15/25	125	122
21st Century Fox America Inc.	6.550%	3/15/33	100	120
21st Century Fox America Inc.	6.200%	12/15/34	350	413
21st Century Fox America Inc.	6.400%	12/15/35	365	438
21st Century Fox America Inc.	8.150%	10/17/36	175	246
21st Century Fox America Inc.	6.150%	3/1/37	175	207
21st Century Fox America Inc.	6.900%	8/15/39	125	159
21st Century Fox America Inc.	6.150%	2/15/41	325	387
21st Century Fox America Inc.	4.750%	9/15/44	175	177
21st Century Fox America Inc.	4.950%	10/15/45	75	78
21st Century Fox America Inc.	7.750%	12/1/45	100	141
Activision Blizzard Inc.	2.300%	9/15/21	125	121
Activision Blizzard Inc.	2.600%	6/15/22	75	72
Activision Blizzard Inc.	3.400%	9/15/26	160	152
Activision Blizzard Inc.	4.500%	6/15/47	100	96
America Movil SAB de CV	5.000%	10/16/19	400	409
America Movil SAB de CV	3.125%	7/16/22	375	368
America Movil SAB de CV	6.375%	3/1/35	200	234
America Movil SAB de CV	6.125%	11/15/37	150	175
America Movil SAB de CV	6.125%	3/30/40	375	441
America Movil SAB de CV	4.375%	7/16/42	250	244
American Tower Corp.	2.800%	6/1/20	75	74
American Tower Corp.	5.050%	9/1/20	150	155
American Tower Corp.	3.300%	2/15/21	125	125
American Tower Corp.	3.450%	9/15/21	475	473
American Tower Corp.	5.900%	11/1/21	475	508
American Tower Corp.	2.250%	1/15/22	125	119
American Tower Corp.	3.500%	1/31/23	200	197
American Tower Corp.	5.000%	2/15/24	200	208
American Tower Corp.	4.000%	6/1/25	100	98
American Tower Corp.	3.375%	10/15/26	200	185
American Tower Corp.	3.550%	7/15/27	125	116
American Tower Corp.	3.600%	1/15/28	125	116
AT&T Inc.	5.875%	10/1/19	175	181
AT&T Inc.	2.450%	6/30/20	700	689
AT&T Inc.	4.600%	2/15/21	175	180
AT&T Inc.	5.000%	3/1/21	450	467
AT&T Inc.	3.200%	3/1/22	250	245
AT&T Inc.	3.800%	3/15/22	275	275
AT&T Inc.	3.000%	6/30/22	500	485
AT&T Inc.	3.600%	2/17/23	1,100	1,083
AT&T Inc.	3.800%	3/1/24	125	123

	AT&T Inc.	3.950%	1/15/25	400	391
	AT&T Inc.	3.400%	5/15/25	920	862
	AT&T Inc.	4.125%	2/17/26	490	478
	AT&T Inc.	4.250%	3/1/27	575	563
[9]	AT&T Inc.	4.100%	2/15/28	744	710
[9]	AT&T Inc.	4.300%	2/15/30	610	575
	AT&T Inc.	4.500%	5/15/35	200	185
	AT&T Inc.	5.250%	3/1/37	400	394
[9]	AT&T Inc.	4.900%	8/15/37	325	308
	AT&T Inc.	6.350%	3/15/40	100	109
	AT&T Inc.	6.000%	8/15/40	300	313
	AT&T Inc.	5.350%	9/1/40	756	735
	AT&T Inc.	5.550%	8/15/41	225	224
	AT&T Inc.	5.150%	3/15/42	375	355
	AT&T Inc.	4.300%	12/15/42	271	231
	AT&T Inc.	4.800%	6/15/44	475	426
	AT&T Inc.	4.350%	6/15/45	624	527
	AT&T Inc.	4.750%	5/15/46	650	576
[9]	AT&T Inc.	5.150%	11/15/46	988	924
	AT&T Inc.	5.450%	3/1/47	400	394
	AT&T Inc.	4.500%	3/9/48	582	501
	AT&T Inc.	4.550%	3/9/49	262	226
[9]	AT&T Inc.	5.150%	2/15/50	325	302
	AT&T Inc.	5.700%	3/1/57	175	173
[9]	AT&T Inc.	5.300%	8/15/58	125	116
	Bell Canada Inc.	4.464%	4/1/48	150	148
	British Telecommunications plc	9.625%	12/15/30	516	737
	CBS Corp.	2.300%	8/15/19	125	124
	CBS Corp.	4.300%	2/15/21	275	280
	CBS Corp.	2.500%	2/15/23	200	188
[9]	CBS Corp.	2.900%	6/1/23	75	72
	CBS Corp.	3.700%	8/15/24	175	170
	CBS Corp.	3.500%	1/15/25	150	143
	CBS Corp.	2.900%	1/15/27	125	111
	CBS Corp.	3.375%	2/15/28	100	89
[9]	CBS Corp.	3.700%	6/1/28	125	116
	CBS Corp.	5.900%	10/15/40	225	244
	CBS Corp.	4.850%	7/1/42	100	95
	CBS Corp.	4.900%	8/15/44	100	96
	CBS Corp.	4.600%	1/15/45	125	115
	CC Holdings GS V LLC / Crown
	Castle GS III Corp.	3.849%	4/15/23	250	247
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	3.579%	7/23/20	375	374
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	4.464%	7/23/22	575	579
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	4.500%	2/1/24	275	275
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	4.908%	7/23/25	850	858
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	3.750%	2/15/28	400	362
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	4.200%	3/15/28	225	211
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	6.384%	10/23/35	350	365
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	5.375%	4/1/38	150	142
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	6.484%	10/23/45	650	683

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	5.375%	5/1/47	450	409
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	5.750%	4/1/48	325	313
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	6.834%	10/23/55	75	81
	Comcast Cable Communications
	Holdings Inc.	9.455%	11/15/22	139	171
	Comcast Corp.	5.700%	7/1/19	850	872
	Comcast Corp.	5.150%	3/1/20	325	336
	Comcast Corp.	2.750%	3/1/23	200	192
	Comcast Corp.	3.000%	2/1/24	385	368
	Comcast Corp.	3.375%	2/15/25	150	144
	Comcast Corp.	3.375%	8/15/25	250	239
	Comcast Corp.	3.150%	3/1/26	400	375
	Comcast Corp.	2.350%	1/15/27	495	431
	Comcast Corp.	3.150%	2/15/28	325	301
	Comcast Corp.	3.550%	5/1/28	200	191
	Comcast Corp.	4.250%	1/15/33	275	268
	Comcast Corp.	4.200%	8/15/34	175	167
	Comcast Corp.	5.650%	6/15/35	250	276
	Comcast Corp.	4.400%	8/15/35	150	146
	Comcast Corp.	6.500%	11/15/35	750	890
	Comcast Corp.	3.200%	7/15/36	175	145
	Comcast Corp.	6.450%	3/15/37	175	208
	Comcast Corp.	6.950%	8/15/37	250	313
	Comcast Corp.	3.900%	3/1/38	175	159
	Comcast Corp.	6.400%	5/15/38	100	119
	Comcast Corp.	6.400%	3/1/40	150	178
	Comcast Corp.	4.650%	7/15/42	370	358
	Comcast Corp.	4.500%	1/15/43	100	94
	Comcast Corp.	4.600%	8/15/45	250	240
	Comcast Corp.	3.400%	7/15/46	250	203
	Comcast Corp.	3.969%	11/1/47	356	313
	Comcast Corp.	4.000%	3/1/48	425	373
	Comcast Corp.	3.999%	11/1/49	138	121
	Crown Castle International Corp.	3.400%	2/15/21	300	300
	Crown Castle International Corp.	2.250%	9/1/21	125	120
	Crown Castle International Corp.	4.875%	4/15/22	125	129
	Crown Castle International Corp.	5.250%	1/15/23	125	131
	Crown Castle International Corp.	3.150%	7/15/23	150	143
	Crown Castle International Corp.	3.200%	9/1/24	250	236
	Crown Castle International Corp.	4.450%	2/15/26	250	248
	Crown Castle International Corp.	3.700%	6/15/26	175	165
	Crown Castle International Corp.	3.650%	9/1/27	325	302
	Crown Castle International Corp.	3.800%	2/15/28	200	187
	Crown Castle International Corp.	4.750%	5/15/47	50	47
	Deutsche Telekom International
	Finance BV	6.000%	7/8/19	150	154
	Deutsche Telekom International
	Finance BV	8.750%	6/15/30	775	1,026
	Discovery Communications LLC	5.625%	8/15/19	75	77
	Discovery Communications LLC	2.200%	9/20/19	100	99
[9]	Discovery Communications LLC	2.750%	11/15/19	125	124
[9]	Discovery Communications LLC	2.800%	6/15/20	100	99
	Discovery Communications LLC	4.375%	6/15/21	25	26
	Discovery Communications LLC	3.300%	5/15/22	125	123
[9]	Discovery Communications LLC	3.500%	6/15/22	75	74
	Discovery Communications LLC	2.950%	3/20/23	200	191
	Discovery Communications LLC	3.250%	4/1/23	100	97
	Discovery Communications LLC	3.800%	3/13/24	100	98
[9]	Discovery Communications LLC	3.900%	11/15/24	150	148
	Discovery Communications LLC	3.450%	3/15/25	150	142
[9]	Discovery Communications LLC	3.950%	6/15/25	100	98
	Discovery Communications LLC	4.900%	3/11/26	200	205
	Discovery Communications LLC	3.950%	3/20/28	325	308
	Discovery Communications LLC	5.000%	9/20/37	225	217
	Discovery Communications LLC	6.350%	6/1/40	150	165

Discovery Communications LLC	4.950%	5/15/42	100	93
Discovery Communications LLC	4.875%	4/1/43	175	162
Discovery Communications LLC	5.200%	9/20/47	225	217
Electronic Arts Inc.	3.700%	3/1/21	150	151
Electronic Arts Inc.	4.800%	3/1/26	100	105
Grupo Televisa SAB	6.625%	3/18/25	100	112
Grupo Televisa SAB	4.625%	1/30/26	100	100
Grupo Televisa SAB	6.625%	1/15/40	125	134
Grupo Televisa SAB	5.000%	5/13/45	425	375
Interpublic Group of Cos. Inc.	3.750%	2/15/23	100	99
Interpublic Group of Cos. Inc.	4.200%	4/15/24	100	101
Koninklijke KPN NV	8.375%	10/1/30	175	229
Moody’s Corp.	2.750%	12/15/21	100	98
Moody’s Corp.	4.500%	9/1/22	250	258
Moody’s Corp.	4.875%	2/15/24	250	263
Moody’s Corp.	5.250%	7/15/44	110	123
NBCUniversal Media LLC	5.150%	4/30/20	330	341
NBCUniversal Media LLC	4.375%	4/1/21	325	333
NBCUniversal Media LLC	2.875%	1/15/23	225	215
NBCUniversal Media LLC	6.400%	4/30/40	150	178
NBCUniversal Media LLC	5.950%	4/1/41	225	253
NBCUniversal Media LLC	4.450%	1/15/43	325	307
Omnicom Group Inc.	4.450%	8/15/20	175	179
Omnicom Group Inc.	3.625%	5/1/22	225	224
Omnicom Group Inc.	3.650%	11/1/24	150	146
Omnicom Group Inc.	3.600%	4/15/26	250	239
Orange SA	1.625%	11/3/19	225	221
Orange SA	4.125%	9/14/21	325	332
Orange SA	9.000%	3/1/31	450	617
Orange SA	5.375%	1/13/42	325	353
RELX Capital Inc.	3.125%	10/15/22	182	178
RELX Capital Inc.	3.500%	3/16/23	125	124
Rogers Communications Inc.	3.000%	3/15/23	205	200
Rogers Communications Inc.	4.100%	10/1/23	175	179
Rogers Communications Inc.	3.625%	12/15/25	125	122
Rogers Communications Inc.	2.900%	11/15/26	100	92
Rogers Communications Inc.	4.500%	3/15/43	65	64
Rogers Communications Inc.	5.000%	3/15/44	190	197
Rogers Communications Inc.	4.300%	2/15/48	150	143
S&P Global Inc.	3.300%	8/14/20	125	125
S&P Global Inc.	4.000%	6/15/25	125	125
S&P Global Inc.	4.400%	2/15/26	175	179
S&P Global Inc.	2.950%	1/22/27	100	92
S&P Global Inc.	6.550%	11/15/37	75	95
S&P Global Inc.	4.500%	5/15/48	100	102
Telefonica Emisiones SAU	5.877%	7/15/19	100	103
Telefonica Emisiones SAU	5.134%	4/27/20	225	232
Telefonica Emisiones SAU	5.462%	2/16/21	555	582
Telefonica Emisiones SAU	4.103%	3/8/27	450	435
Telefonica Emisiones SAU	7.045%	6/20/36	425	513
Telefonica Emisiones SAU	4.665%	3/6/38	150	142
Telefonica Emisiones SAU	5.213%	3/8/47	400	383
Telefonica Emisiones SAU	4.895%	3/6/48	300	278
TELUS Corp.	2.800%	2/16/27	100	92
Thomson Reuters Corp.	4.700%	10/15/19	300	306
Thomson Reuters Corp.	3.850%	9/29/24	100	98
Thomson Reuters Corp.	5.500%	8/15/35	75	79
Thomson Reuters Corp.	5.850%	4/15/40	100	109
Thomson Reuters Corp.	4.500%	5/23/43	225	208
Time Warner Cable LLC	5.000%	2/1/20	350	357
Time Warner Cable LLC	4.125%	2/15/21	150	151
Time Warner Cable LLC	6.550%	5/1/37	200	210
Time Warner Cable LLC	7.300%	7/1/38	50	57
Time Warner Cable LLC	6.750%	6/15/39	275	293
Time Warner Cable LLC	5.875%	11/15/40	425	415
Time Warner Cable LLC	5.500%	9/1/41	250	233
Time Warner Cable LLC	4.500%	9/15/42	350	288
Time Warner Entertainment Co. LP	8.375%	3/15/23	175	205
Time Warner Entertainment Co. LP	8.375%	7/15/33	200	246
Time Warner Inc.	4.875%	3/15/20	350	359
Time Warner Inc.	4.700%	1/15/21	50	52

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Time Warner Inc.	4.750%	3/29/21	425	439
Time Warner Inc.	3.400%	6/15/22	100	98
Time Warner Inc.	4.050%	12/15/23	100	100
Time Warner Inc.	3.600%	7/15/25	275	261
Time Warner Inc.	3.875%	1/15/26	250	240
Time Warner Inc.	3.800%	2/15/27	700	663
Time Warner Inc.	6.100%	7/15/40	100	107
Time Warner Inc.	5.375%	10/15/41	100	99
Time Warner Inc.	4.900%	6/15/42	425	392
Time Warner Inc.	5.350%	12/15/43	175	171
Time Warner Inc.	4.650%	6/1/44	100	89
Verizon Communications Inc.	2.625%	2/21/20	184	183
Verizon Communications Inc.	3.450%	3/15/21	300	301
Verizon Communications Inc.	4.600%	4/1/21	475	492
Verizon Communications Inc.	1.750%	8/15/21	175	167
Verizon Communications Inc.	3.000%	11/1/21	600	591
Verizon Communications Inc.	3.500%	11/1/21	100	100
Verizon Communications Inc.	3.125%	3/16/22	350	345
Verizon Communications Inc.	5.150%	9/15/23	1,180	1,256
Verizon Communications Inc.	4.150%	3/15/24	300	304
Verizon Communications Inc.	3.500%	11/1/24	400	389
Verizon Communications Inc.	3.376%	2/15/25	749	720
Verizon Communications Inc.	2.625%	8/15/26	475	422
Verizon Communications Inc.	4.125%	3/16/27	625	616
Verizon Communications Inc.	4.500%	8/10/33	575	557
Verizon Communications Inc.	4.400%	11/1/34	725	680
Verizon Communications Inc.	4.272%	1/15/36	563	519
Verizon Communications Inc.	5.250%	3/16/37	875	899
Verizon Communications Inc.	4.812%	3/15/39	200	194
Verizon Communications Inc.	4.750%	11/1/41	175	166
Verizon Communications Inc.	3.850%	11/1/42	250	209
Verizon Communications Inc.	4.125%	8/15/46	450	385
Verizon Communications Inc.	4.862%	8/21/46	956	898
Verizon Communications Inc.	5.500%	3/16/47	250	260
Verizon Communications Inc.	4.522%	9/15/48	863	788
Verizon Communications Inc.	5.012%	4/15/49	716	699
Verizon Communications Inc.	5.012%	8/21/54	999	937
Verizon Communications Inc.	4.672%	3/15/55	838	740
Viacom Inc.	5.625%	9/15/19	125	128
Viacom Inc.	3.875%	12/15/21	25	25
Viacom Inc.	4.250%	9/1/23	225	223
Viacom Inc.	3.875%	4/1/24	124	120
Viacom Inc.	3.450%	10/4/26	100	91
Viacom Inc.	6.875%	4/30/36	190	206
Viacom Inc.	4.375%	3/15/43	556	465
Viacom Inc.	5.850%	9/1/43	75	75
Vodafone Group plc	2.500%	9/26/22	175	167
Vodafone Group plc	2.950%	2/19/23	315	304
Vodafone Group plc	3.750%	1/16/24	325	322
Vodafone Group plc	4.125%	5/30/25	400	398
Vodafone Group plc	4.375%	5/30/28	575	567
Vodafone Group plc	7.875%	2/15/30	150	187
Vodafone Group plc	6.250%	11/30/32	100	112
Vodafone Group plc	6.150%	2/27/37	125	137
Vodafone Group plc	5.000%	5/30/38	200	197
Vodafone Group plc	4.375%	2/19/43	275	246
Vodafone Group plc	5.250%	5/30/48	675	671
Walt Disney Co.	1.800%	6/5/20	150	147
Walt Disney Co.	2.150%	9/17/20	150	147
Walt Disney Co.	2.300%	2/12/21	250	245
Walt Disney Co.	2.750%	8/16/21	100	99
Walt Disney Co.	2.550%	2/15/22	75	73
Walt Disney Co.	2.450%	3/4/22	75	73
Walt Disney Co.	2.350%	12/1/22	75	72
Walt Disney Co.	3.150%	9/17/25	150	145
Walt Disney Co.	3.000%	2/13/26	300	286
Walt Disney Co.	1.850%	7/30/26	670	584
Walt Disney Co.	4.375%	8/16/41	75	75
Walt Disney Co.	4.125%	12/1/41	180	174
Walt Disney Co.	3.700%	12/1/42	125	113
Warner Media LLC	7.625%	4/15/31	100	125

WPP Finance 2010	4.750%	11/21/21	208	214
WPP Finance 2010	3.625%	9/7/22	200	196
WPP Finance 2010	3.750%	9/19/24	100	96
WPP Finance 2010	5.625%	11/15/43	125	131

Consumer Cyclical (1.9%)
Advance Auto Parts Inc.	5.750%	5/1/20	125	130
Alibaba Group Holding Ltd.	2.500%	11/28/19	360	357
Alibaba Group Holding Ltd.	3.125%	11/28/21	300	297
Alibaba Group Holding Ltd.	2.800%	6/6/23	400	387
Alibaba Group Holding Ltd.	3.600%	11/28/24	200	197
Alibaba Group Holding Ltd.	3.400%	12/6/27	600	559
Alibaba Group Holding Ltd.	4.500%	11/28/34	80	80
Alibaba Group Holding Ltd.	4.000%	12/6/37	200	185
Alibaba Group Holding Ltd.	4.200%	12/6/47	225	205
Alibaba Group Holding Ltd.	4.400%	12/6/57	100	92
Amazon.com Inc.	2.600%	12/5/19	300	300
Amazon.com Inc.	1.900%	8/21/20	200	196
Amazon.com Inc.	3.300%	12/5/21	200	202
Amazon.com Inc.	2.500%	11/29/22	150	146
Amazon.com Inc.	2.400%	2/22/23	450	433
Amazon.com Inc.	2.800%	8/22/24	250	239
Amazon.com Inc.	3.800%	12/5/24	120	122
Amazon.com Inc.	5.200%	12/3/25	225	248
Amazon.com Inc.	3.150%	8/22/27	550	526
Amazon.com Inc.	4.800%	12/5/34	225	246
Amazon.com Inc.	3.875%	8/22/37	425	415
Amazon.com Inc.	4.950%	12/5/44	350	388
Amazon.com Inc.	4.050%	8/22/47	650	636
Amazon.com Inc.	4.250%	8/22/57	500	492
American Honda Finance Corp.	1.200%	7/12/19	200	197
American Honda Finance Corp.	2.250%	8/15/19	275	273
American Honda Finance Corp.	2.000%	11/13/19	100	99
American Honda Finance Corp.	2.000%	2/14/20	100	99
American Honda Finance Corp.	2.150%	3/13/20	75	74
American Honda Finance Corp.	1.950%	7/20/20	125	122
American Honda Finance Corp.	2.450%	9/24/20	225	222
American Honda Finance Corp.	2.650%	2/12/21	150	149
American Honda Finance Corp.	1.650%	7/12/21	150	143
American Honda Finance Corp.	1.700%	9/9/21	200	191
American Honda Finance Corp.	2.600%	11/16/22	40	39
American Honda Finance Corp.	2.900%	2/16/24	100	97
American Honda Finance Corp.	2.300%	9/9/26	50	45
American Honda Finance Corp.	3.500%	2/15/28	100	98
Aptiv plc	3.150%	11/19/20	150	149
Aptiv plc	4.250%	1/15/26	150	149
Aptiv plc	4.400%	10/1/46	50	47
Automatic Data Processing Inc.	2.250%	9/15/20	150	148
Automatic Data Processing Inc.	3.375%	9/15/25	200	198
AutoNation Inc.	5.500%	2/1/20	55	57
AutoNation Inc.	3.350%	1/15/21	60	60
AutoNation Inc.	4.500%	10/1/25	150	149
AutoNation Inc.	3.800%	11/15/27	75	70
AutoZone Inc.	3.700%	4/15/22	350	352
AutoZone Inc.	2.875%	1/15/23	50	48
AutoZone Inc.	3.125%	7/15/23	125	122
AutoZone Inc.	3.125%	4/21/26	100	93
AutoZone Inc.	3.750%	6/1/27	100	97
Bed Bath & Beyond Inc.	4.915%	8/1/34	50	40
Bed Bath & Beyond Inc.	5.165%	8/1/44	150	115
Best Buy Co. Inc.	5.500%	3/15/21	25	26
Block Financial LLC	4.125%	10/1/20	94	95
Block Financial LLC	5.500%	11/1/22	100	103
Block Financial LLC	5.250%	10/1/25	100	101
Booking Holdings Inc.	2.750%	3/15/23	100	96
Booking Holdings Inc.	3.650%	3/15/25	100	98
Booking Holdings Inc.	3.600%	6/1/26	225	219
Booking Holdings Inc.	3.550%	3/15/28	100	95
BorgWarner Inc.	4.625%	9/15/20	25	26
BorgWarner Inc.	3.375%	3/15/25	75	73
BorgWarner Inc.	4.375%	3/15/45	100	94

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Carnival Corp.	3.950%	10/15/20	100	102
Costco Wholesale Corp.	1.700%	12/15/19	200	197
Costco Wholesale Corp.	1.750%	2/15/20	200	197
Costco Wholesale Corp.	2.150%	5/18/21	200	196
Costco Wholesale Corp.	2.250%	2/15/22	100	97
Costco Wholesale Corp.	2.300%	5/18/22	150	146
Costco Wholesale Corp.	2.750%	5/18/24	175	169
Costco Wholesale Corp.	3.000%	5/18/27	100	95
Cummins Inc.	7.125%	3/1/28	100	124
Cummins Inc.	4.875%	10/1/43	125	139
Daimler Finance North America LLC	8.500%	1/18/31	250	351
Darden Restaurants Inc.	3.850%	5/1/27	200	193
Darden Restaurants Inc.	4.550%	2/15/48	50	46
Delphi Corp.	4.150%	3/15/24	125	126
Dollar General Corp.	3.250%	4/15/23	150	147
Dollar General Corp.	4.150%	11/1/25	105	105
Dollar General Corp.	3.875%	4/15/27	50	48
Dollar General Corp.	4.125%	5/1/28	150	147
Dollar Tree Inc.	3.700%	5/15/23	100	99
Dollar Tree Inc.	4.000%	5/15/25	200	195
Dollar Tree Inc.	4.200%	5/15/28	300	289
DR Horton Inc.	4.375%	9/15/22	100	102
DR Horton Inc.	4.750%	2/15/23	225	232
DR Horton Inc.	5.750%	8/15/23	100	107
eBay Inc.	2.200%	8/1/19	300	298
eBay Inc.	3.250%	10/15/20	75	75
eBay Inc.	2.875%	8/1/21	125	123
eBay Inc.	3.800%	3/9/22	100	101
eBay Inc.	2.600%	7/15/22	450	433
eBay Inc.	2.750%	1/30/23	100	96
eBay Inc.	3.450%	8/1/24	125	121
eBay Inc.	3.600%	6/5/27	300	283
eBay Inc.	4.000%	7/15/42	25	22
Expedia Group Inc.	5.950%	8/15/20	75	79
Expedia Group Inc.	4.500%	8/15/24	100	100
Expedia Group Inc.	5.000%	2/15/26	275	280
Expedia Group Inc.	3.800%	2/15/28	100	91
Ford Motor Co.	4.346%	12/8/26	275	269
Ford Motor Co.	6.625%	10/1/28	175	196
Ford Motor Co.	6.375%	2/1/29	100	110
Ford Motor Co.	7.450%	7/16/31	375	440
Ford Motor Co.	4.750%	1/15/43	100	86
Ford Motor Co.	7.400%	11/1/46	100	118
Ford Motor Co.	5.291%	12/8/46	300	279
Ford Motor Credit Co. LLC	1.897%	8/12/19	250	247
Ford Motor Credit Co. LLC	2.597%	11/4/19	550	545
Ford Motor Credit Co. LLC	2.681%	1/9/20	200	198
Ford Motor Credit Co. LLC	8.125%	1/15/20	250	268
Ford Motor Credit Co. LLC	2.459%	3/27/20	200	197
Ford Motor Credit Co. LLC	3.157%	8/4/20	200	199
Ford Motor Credit Co. LLC	2.343%	11/2/20	150	146
Ford Motor Credit Co. LLC	3.200%	1/15/21	250	247
Ford Motor Credit Co. LLC	5.750%	2/1/21	250	262
Ford Motor Credit Co. LLC	3.336%	3/18/21	200	198
Ford Motor Credit Co. LLC	5.875%	8/2/21	325	344
Ford Motor Credit Co. LLC	3.339%	3/28/22	150	147
Ford Motor Credit Co. LLC	2.979%	8/3/22	300	288
Ford Motor Credit Co. LLC	4.250%	9/20/22	200	201
Ford Motor Credit Co. LLC	4.375%	8/6/23	225	227
Ford Motor Credit Co. LLC	3.810%	1/9/24	150	146
Ford Motor Credit Co. LLC	3.664%	9/8/24	200	192
Ford Motor Credit Co. LLC	4.134%	8/4/25	500	488
Ford Motor Credit Co. LLC	4.389%	1/8/26	200	196
Ford Motor Credit Co. LLC	3.815%	11/2/27	150	139
General Motors Co.	4.875%	10/2/23	250	256
General Motors Co.	4.000%	4/1/25	100	97
General Motors Co.	5.000%	4/1/35	165	157
General Motors Co.	6.600%	4/1/36	250	271
General Motors Co.	5.150%	4/1/38	225	213
General Motors Co.	6.250%	10/2/43	210	218
General Motors Co.	5.200%	4/1/45	230	210

General Motors Co.	6.750%	4/1/46	130	143
General Motors Co.	5.400%	4/1/48	200	190
General Motors Financial Co. Inc.	3.500%	7/10/19	230	231
General Motors Financial Co. Inc.	2.350%	10/4/19	200	198
General Motors Financial Co. Inc.	3.150%	1/15/20	65	65
General Motors Financial Co. Inc.	2.650%	4/13/20	300	296
General Motors Financial Co. Inc.	3.200%	7/13/20	300	299
General Motors Financial Co. Inc.	2.450%	11/6/20	200	195
General Motors Financial Co. Inc.	3.700%	11/24/20	275	276
General Motors Financial Co. Inc.	4.200%	3/1/21	175	177
General Motors Financial Co. Inc.	3.550%	4/9/21	150	149
General Motors Financial Co. Inc.	3.200%	7/6/21	225	221
General Motors Financial Co. Inc.	4.375%	9/25/21	100	102
General Motors Financial Co. Inc.	3.450%	1/14/22	125	123
General Motors Financial Co. Inc.	3.450%	4/10/22	355	349
General Motors Financial Co. Inc.	3.150%	6/30/22	100	97
General Motors Financial Co. Inc.	3.250%	1/5/23	275	266
General Motors Financial Co. Inc.	3.700%	5/9/23	200	196
General Motors Financial Co. Inc.	4.250%	5/15/23	150	150
General Motors Financial Co. Inc.	3.950%	4/13/24	400	390
General Motors Financial Co. Inc.	3.500%	11/7/24	200	190
General Motors Financial Co. Inc.	4.000%	1/15/25	175	170
General Motors Financial Co. Inc.	4.350%	4/9/25	325	320
General Motors Financial Co. Inc.	4.300%	7/13/25	300	293
General Motors Financial Co. Inc.	5.250%	3/1/26	150	155
General Motors Financial Co. Inc.	4.000%	10/6/26	100	95
General Motors Financial Co. Inc.	4.350%	1/17/27	200	193
General Motors Financial Co. Inc.	3.850%	1/5/28	200	185
Harley-Davidson Inc.	3.500%	7/28/25	100	97
Harley-Davidson Inc.	4.625%	7/28/45	25	24
Harman International Industries Inc.	4.150%	5/15/25	50	50
Home Depot Inc.	1.800%	6/5/20	150	147
Home Depot Inc.	3.950%	9/15/20	100	102
Home Depot Inc.	2.000%	4/1/21	75	73
Home Depot Inc.	4.400%	4/1/21	190	196
Home Depot Inc.	2.625%	6/1/22	265	260
Home Depot Inc.	2.700%	4/1/23	25	24
Home Depot Inc.	3.750%	2/15/24	200	204
Home Depot Inc.	3.350%	9/15/25	250	246
Home Depot Inc.	3.000%	4/1/26	125	119
Home Depot Inc.	2.125%	9/15/26	100	89
Home Depot Inc.	2.800%	9/14/27	150	139
Home Depot Inc.	5.875%	12/16/36	825	1,001
Home Depot Inc.	5.400%	9/15/40	175	203
Home Depot Inc.	5.950%	4/1/41	175	216
Home Depot Inc.	4.200%	4/1/43	200	199
Home Depot Inc.	4.875%	2/15/44	300	328
Home Depot Inc.	4.250%	4/1/46	330	332
Home Depot Inc.	3.900%	6/15/47	75	72
Home Depot Inc.	3.500%	9/15/56	150	128
Hyatt Hotels Corp.	5.375%	8/15/21	50	52
Hyatt Hotels Corp.	3.375%	7/15/23	25	24
Hyatt Hotels Corp.	4.850%	3/15/26	50	52
JD.com Inc.	3.125%	4/29/21	200	195
Kohl’s Corp.	4.000%	11/1/21	63	64
Kohl’s Corp.	4.250%	7/17/25	100	99
Kohl’s Corp.	5.550%	7/17/45	75	73
Lear Corp.	5.250%	1/15/25	200	206
Lear Corp.	3.800%	9/15/27	100	94
Lowe’s Cos. Inc.	3.750%	4/15/21	200	204
Lowe’s Cos. Inc.	3.875%	9/15/23	275	283
Lowe’s Cos. Inc.	3.125%	9/15/24	100	97
Lowe’s Cos. Inc.	3.375%	9/15/25	200	196
Lowe’s Cos. Inc.	2.500%	4/15/26	250	228
Lowe’s Cos. Inc.	3.100%	5/3/27	350	331
Lowe’s Cos. Inc.	6.500%	3/15/29	67	81
Lowe’s Cos. Inc.	4.650%	4/15/42	100	103
Lowe’s Cos. Inc.	4.250%	9/15/44	100	97
Lowe’s Cos. Inc.	4.375%	9/15/45	150	149
Lowe’s Cos. Inc.	3.700%	4/15/46	250	224
Lowe’s Cos. Inc.	4.050%	5/3/47	300	284

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Macy’s Retail Holdings Inc.	3.450%	1/15/21	100	99
Macy’s Retail Holdings Inc.	2.875%	2/15/23	170	160
Macy’s Retail Holdings Inc.	6.900%	4/1/29	75	81
Macy’s Retail Holdings Inc.	4.500%	12/15/34	200	170
Magna International Inc.	3.625%	6/15/24	120	119
Magna International Inc.	4.150%	10/1/25	100	101
Marriott International Inc.	3.375%	10/15/20	225	225
Marriott International Inc.	2.875%	3/1/21	50	49
Marriott International Inc.	3.125%	10/15/21	50	49
Marriott International Inc.	2.300%	1/15/22	100	96
Marriott International Inc.	3.750%	3/15/25	175	171
Marriott International Inc.	3.750%	10/1/25	65	63
Marriott International Inc.	3.125%	6/15/26	183	170
Marriott International Inc.	4.000%	4/15/28	50	49
Mastercard Inc.	2.000%	11/21/21	100	97
Mastercard Inc.	3.375%	4/1/24	150	149
Mastercard Inc.	2.950%	11/21/26	100	96
Mastercard Inc.	3.500%	2/26/28	50	50
Mastercard Inc.	3.800%	11/21/46	100	97
Mastercard Inc.	3.950%	2/26/48	100	101
McDonald’s Corp.	2.750%	12/9/20	275	273
McDonald’s Corp.	3.625%	5/20/21	175	177
McDonald’s Corp.	2.625%	1/15/22	275	270
McDonald’s Corp.	3.350%	4/1/23	150	150
McDonald’s Corp.	3.375%	5/26/25	175	171
McDonald’s Corp.	3.700%	1/30/26	300	298
McDonald’s Corp.	3.500%	3/1/27	200	195
McDonald’s Corp.	3.800%	4/1/28	200	199
McDonald’s Corp.	4.700%	12/9/35	200	209
McDonald’s Corp.	6.300%	10/15/37	150	182
McDonald’s Corp.	6.300%	3/1/38	100	120
McDonald’s Corp.	5.700%	2/1/39	100	114
McDonald’s Corp.	3.700%	2/15/42	25	22
McDonald’s Corp.	3.625%	5/1/43	25	22
McDonald’s Corp.	4.600%	5/26/45	210	211
McDonald’s Corp.	4.875%	12/9/45	300	315
McDonald’s Corp.	4.450%	3/1/47	150	149
NIKE Inc.	2.375%	11/1/26	200	181
NIKE Inc.	3.625%	5/1/43	50	46
NIKE Inc.	3.875%	11/1/45	150	144
NIKE Inc.	3.375%	11/1/46	100	88
Nordstrom Inc.	4.000%	10/15/21	125	126
Nordstrom Inc.	4.000%	3/15/27	100	96
Nordstrom Inc.	5.000%	1/15/44	165	151
NVR Inc.	3.950%	9/15/22	100	101
O’Reilly Automotive Inc.	4.875%	1/14/21	25	26
O’Reilly Automotive Inc.	3.800%	9/1/22	100	101
O’Reilly Automotive Inc.	3.850%	6/15/23	75	75
O’Reilly Automotive Inc.	3.550%	3/15/26	100	95
O’Reilly Automotive Inc.	3.600%	9/1/27	150	142
PACCAR Financial Corp.	2.200%	9/15/19	50	50
PACCAR Financial Corp.	2.500%	8/14/20	75	74
PACCAR Financial Corp.	2.050%	11/13/20	50	49
PACCAR Financial Corp.	2.250%	2/25/21	75	73
PACCAR Financial Corp.	2.800%	3/1/21	90	89
PACCAR Financial Corp.	2.300%	8/10/22	50	48
QVC Inc.	5.125%	7/2/22	25	26
QVC Inc.	4.850%	4/1/24	95	94
QVC Inc.	4.450%	2/15/25	100	97
QVC Inc.	5.950%	3/15/43	125	119
Ralph Lauren Corp.	2.625%	8/18/20	50	49
Royal Caribbean Cruises Ltd.	2.650%	11/28/20	50	49
Royal Caribbean Cruises Ltd.	5.250%	11/15/22	100	105
Royal Caribbean Cruises Ltd.	3.700%	3/15/28	200	185
Starbucks Corp.	2.200%	11/22/20	100	98
Starbucks Corp.	2.100%	2/4/21	75	73
Starbucks Corp.	2.700%	6/15/22	75	73
Starbucks Corp.	3.100%	3/1/23	175	172
Starbucks Corp.	3.850%	10/1/23	250	253
Starbucks Corp.	2.450%	6/15/26	100	90
Starbucks Corp.	3.500%	3/1/28	100	96

Starbucks Corp.	4.300%	6/15/45	50	48
Starbucks Corp.	3.750%	12/1/47	100	86
Tapestry Inc.	3.000%	7/15/22	125	121
Tapestry Inc.	4.250%	4/1/25	70	69
Tapestry Inc.	4.125%	7/15/27	100	95
Target Corp.	2.900%	1/15/22	175	174
Target Corp.	3.500%	7/1/24	325	326
Target Corp.	2.500%	4/15/26	175	161
Target Corp.	6.350%	11/1/32	140	171
Target Corp.	6.500%	10/15/37	103	129
Target Corp.	7.000%	1/15/38	125	165
Target Corp.	4.000%	7/1/42	260	247
Target Corp.	3.625%	4/15/46	200	177
Target Corp.	3.900%	11/15/47	175	163
TJX Cos. Inc.	2.750%	6/15/21	100	99
TJX Cos. Inc.	2.500%	5/15/23	100	97
TJX Cos. Inc.	2.250%	9/15/26	200	178
Toyota Motor Credit Corp.	2.125%	7/18/19	500	497
Toyota Motor Credit Corp.	1.550%	10/18/19	200	197
Toyota Motor Credit Corp.	2.200%	1/10/20	50	49
Toyota Motor Credit Corp.	2.150%	3/12/20	300	296
Toyota Motor Credit Corp.	1.950%	4/17/20	100	98
Toyota Motor Credit Corp.	4.250%	1/11/21	125	129
Toyota Motor Credit Corp.	1.900%	4/8/21	250	242
Toyota Motor Credit Corp.	2.950%	4/13/21	100	99
Toyota Motor Credit Corp.	2.750%	5/17/21	200	198
Toyota Motor Credit Corp.	3.400%	9/15/21	175	176
Toyota Motor Credit Corp.	2.600%	1/11/22	200	196
Toyota Motor Credit Corp.	3.300%	1/12/22	175	175
Toyota Motor Credit Corp.	2.800%	7/13/22	100	98
Toyota Motor Credit Corp.	2.150%	9/8/22	200	189
Toyota Motor Credit Corp.	2.625%	1/10/23	100	97
Toyota Motor Credit Corp.	2.250%	10/18/23	200	188
Toyota Motor Credit Corp.	2.900%	4/17/24	100	97
Toyota Motor Credit Corp.	3.400%	4/14/25	125	123
Toyota Motor Credit Corp.	3.200%	1/11/27	200	192
VF Corp.	3.500%	9/1/21	200	202
VF Corp.	6.450%	11/1/37	50	64
Visa Inc.	2.200%	12/14/20	500	492
Visa Inc.	2.150%	9/15/22	100	96
Visa Inc.	2.800%	12/14/22	550	540
Visa Inc.	3.150%	12/14/25	675	652
Visa Inc.	2.750%	9/15/27	150	139
Visa Inc.	4.150%	12/14/35	275	284
Visa Inc.	4.300%	12/14/45	700	723
Visa Inc.	3.650%	9/15/47	100	93
Walgreen Co.	3.100%	9/15/22	250	245
Walgreen Co.	4.400%	9/15/42	75	66
Walgreens Boots Alliance Inc.	2.700%	11/18/19	225	224
Walgreens Boots Alliance Inc.	3.300%	11/18/21	225	223
Walgreens Boots Alliance Inc.	3.800%	11/18/24	375	368
Walgreens Boots Alliance Inc.	3.450%	6/1/26	325	303
Walgreens Boots Alliance Inc.	4.500%	11/18/34	125	118
Walgreens Boots Alliance Inc.	4.800%	11/18/44	250	235
Walgreens Boots Alliance Inc.	4.650%	6/1/46	225	208
Walmart Inc.	1.750%	10/9/19	230	228
Walmart Inc.	2.850%	6/23/20	200	200
Walmart Inc.	3.250%	10/25/20	825	834
Walmart Inc.	1.900%	12/15/20	165	162
Walmart Inc.	3.125%	6/23/21	300	301
Walmart Inc.	2.350%	12/15/22	800	772
Walmart Inc.	2.550%	4/11/23	150	145
Walmart Inc.	3.400%	6/26/23	250	252
Walmart Inc.	3.300%	4/22/24	250	249
Walmart Inc.	2.650%	12/15/24	200	191
Walmart Inc.	3.550%	6/26/25	275	277
Walmart Inc.	5.875%	4/5/27	405	473
Walmart Inc.	3.700%	6/26/28	450	454
Walmart Inc.	7.550%	2/15/30	105	141
Walmart Inc.	5.250%	9/1/35	210	243
Walmart Inc.	6.200%	4/15/38	315	405

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Walmart Inc.	3.950%	6/28/38	125	125
Walmart Inc.	5.000%	10/25/40	100	113
Walmart Inc.	5.625%	4/15/41	175	216
Walmart Inc.	4.000%	4/11/43	274	272
Walmart Inc.	4.300%	4/22/44	361	376
Walmart Inc.	3.625%	12/15/47	115	108
Walmart Inc.	4.050%	6/29/48	375	377
Western Union Co.	5.253%	4/1/20	133	137
Western Union Co.	3.600%	3/15/22	100	99
Western Union Co.	6.200%	11/17/36	75	76
Western Union Co.	6.200%	6/21/40	35	35

Consumer Noncyclical (4.5%)
Abbott Laboratories	2.350%	11/22/19	113	112
Abbott Laboratories	2.000%	3/15/20	200	197
Abbott Laboratories	4.125%	5/27/20	25	25
Abbott Laboratories	2.800%	9/15/20	100	99
Abbott Laboratories	2.900%	11/30/21	575	566
Abbott Laboratories	2.550%	3/15/22	175	169
Abbott Laboratories	3.250%	4/15/23	175	173
Abbott Laboratories	3.400%	11/30/23	450	444
Abbott Laboratories	2.950%	3/15/25	175	166
Abbott Laboratories	3.875%	9/15/25	75	75
Abbott Laboratories	3.750%	11/30/26	600	595
Abbott Laboratories	4.750%	11/30/36	300	316
Abbott Laboratories	5.300%	5/27/40	125	137
Abbott Laboratories	4.750%	4/15/43	75	78
Abbott Laboratories	4.900%	11/30/46	775	833
AbbVie Inc.	2.500%	5/14/20	725	716
AbbVie Inc.	2.300%	5/14/21	350	340
AbbVie Inc.	2.900%	11/6/22	800	777
AbbVie Inc.	3.200%	11/6/22	275	270
AbbVie Inc.	2.850%	5/14/23	200	193
AbbVie Inc.	3.600%	5/14/25	725	702
AbbVie Inc.	3.200%	5/14/26	350	327
AbbVie Inc.	4.500%	5/14/35	475	466
AbbVie Inc.	4.300%	5/14/36	190	182
AbbVie Inc.	4.400%	11/6/42	476	451
AbbVie Inc.	4.700%	5/14/45	527	521
AbbVie Inc.	4.450%	5/14/46	400	383
Actavis Inc.	3.250%	10/1/22	300	291
Actavis Inc.	4.625%	10/1/42	140	130
Agilent Technologies Inc.	5.000%	7/15/20	100	103
Agilent Technologies Inc.	3.200%	10/1/22	75	73
Agilent Technologies Inc.	3.875%	7/15/23	100	100
Agilent Technologies Inc.	3.050%	9/22/26	75	69
AHS Hospital Corp.	5.024%	7/1/45	75	84
Allergan Funding SCS	3.000%	3/12/20	674	671
Allergan Funding SCS	3.450%	3/15/22	507	499
Allergan Funding SCS	3.850%	6/15/24	200	196
Allergan Funding SCS	3.800%	3/15/25	915	889
Allergan Funding SCS	4.550%	3/15/35	450	427
Allergan Funding SCS	4.850%	6/15/44	255	246
Allergan Funding SCS	4.750%	3/15/45	193	185
Allergan Inc.	3.375%	9/15/20	125	125
Allergan Inc.	2.800%	3/15/23	100	94
Altria Group Inc.	9.250%	8/6/19	185	197
Altria Group Inc.	2.625%	1/14/20	500	497
Altria Group Inc.	4.750%	5/5/21	125	130
Altria Group Inc.	2.850%	8/9/22	125	122
Altria Group Inc.	2.950%	5/2/23	400	388
Altria Group Inc.	2.625%	9/16/26	75	68
Altria Group Inc.	4.250%	8/9/42	275	256
Altria Group Inc.	4.500%	5/2/43	125	120
Altria Group Inc.	5.375%	1/31/44	350	379
Altria Group Inc.	3.875%	9/16/46	225	198
AmerisourceBergen Corp.	3.500%	11/15/21	200	200
AmerisourceBergen Corp.	3.400%	5/15/24	75	73
AmerisourceBergen Corp.	3.250%	3/1/25	50	47
AmerisourceBergen Corp.	3.450%	12/15/27	175	161
AmerisourceBergen Corp.	4.250%	3/1/45	50	44

	AmerisourceBergen Corp.	4.300%	12/15/47	150	132
	Amgen Inc.	2.125%	5/1/20	175	172
	Amgen Inc.	2.200%	5/11/20	175	172
	Amgen Inc.	3.450%	10/1/20	225	226
	Amgen Inc.	4.100%	6/15/21	150	153
	Amgen Inc.	1.850%	8/19/21	125	120
	Amgen Inc.	3.875%	11/15/21	250	254
	Amgen Inc.	2.700%	5/1/22	75	73
	Amgen Inc.	2.650%	5/11/22	75	73
	Amgen Inc.	3.625%	5/15/22	225	226
	Amgen Inc.	2.250%	8/19/23	150	141
	Amgen Inc.	3.625%	5/22/24	500	498
	Amgen Inc.	3.125%	5/1/25	175	167
	Amgen Inc.	2.600%	8/19/26	225	203
	Amgen Inc.	3.200%	11/2/27	200	187
	Amgen Inc.	4.950%	10/1/41	300	308
	Amgen Inc.	5.150%	11/15/41	50	53
	Amgen Inc.	4.400%	5/1/45	450	430
	Amgen Inc.	4.563%	6/15/48	506	494
	Amgen Inc.	4.663%	6/15/51	634	626
	Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	1,425	1,405
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	725	698
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	1,155	1,145
	Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	250	250
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	2,200	2,153
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	1,145	1,157
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	300	272
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	200	196
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	2,285	2,351
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	175	184
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	100	103
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	525	506
	Anheuser-Busch InBev Worldwide Inc.	3.500%	1/12/24	300	298
	Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	500	499
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	275	266
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	150	214
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	325	339
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	325	284
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	475	467
	Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	326	313
	Anheuser-Busch InBev Worldwide Inc.	4.750%	4/15/58	75	73
	Archer-Daniels-Midland Co.	4.479%	3/1/21	163	168
	Archer-Daniels-Midland Co.	2.500%	8/11/26	200	184
	Archer-Daniels-Midland Co.	5.935%	10/1/32	80	93
	Archer-Daniels-Midland Co.	5.375%	9/15/35	95	109
	Archer-Daniels-Midland Co.	4.535%	3/26/42	50	52
	Archer-Daniels-Midland Co.	4.016%	4/16/43	200	195
	Archer-Daniels-Midland Co.	3.750%	9/15/47	100	93
	Ascension Health	3.945%	11/15/46	175	172
[4]	Ascension Health	4.847%	11/15/53	75	85
	AstraZeneca plc	1.950%	9/18/19	25	25
	AstraZeneca plc	2.375%	11/16/20	350	343
	AstraZeneca plc	2.375%	6/12/22	225	216
	AstraZeneca plc	3.375%	11/16/25	250	241
	AstraZeneca plc	3.125%	6/12/27	175	164
	AstraZeneca plc	6.450%	9/15/37	450	556
	AstraZeneca plc	4.000%	9/18/42	250	234
	AstraZeneca plc	4.375%	11/16/45	150	147
[9]	BAT Capital Corp.	2.297%	8/14/20	375	367
[9]	BAT Capital Corp.	2.764%	8/15/22	650	623
[9]	BAT Capital Corp.	3.222%	8/15/24	450	426
[9]	BAT Capital Corp.	3.557%	8/15/27	675	628
[9]	BAT Capital Corp.	4.390%	8/15/37	550	516
[9]	BAT Capital Corp.	4.540%	8/15/47	475	443
	Baxalta Inc.	2.875%	6/23/20	175	173
	Baxalta Inc.	3.600%	6/23/22	50	49
	Baxalta Inc.	4.000%	6/23/25	325	318
	Baxalta Inc.	5.250%	6/23/45	245	253
	Baxter International Inc.	1.700%	8/15/21	150	143
	Baxter International Inc.	3.500%	8/15/46	100	86

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Baylor Scott & White Holdings Texas
	Revenue	4.185%	11/15/45	100	101
	Beam Suntory Inc.	3.250%	5/15/22	50	49
	Becton Dickinson & Co.	2.675%	12/15/19	175	174
	Becton Dickinson & Co.	2.404%	6/5/20	200	196
	Becton Dickinson & Co.	3.250%	11/12/20	150	149
	Becton Dickinson & Co.	3.125%	11/8/21	65	64
	Becton Dickinson & Co.	2.894%	6/6/22	350	339
	Becton Dickinson & Co.	3.300%	3/1/23	50	49
	Becton Dickinson & Co.	3.363%	6/6/24	275	264
	Becton Dickinson & Co.	3.734%	12/15/24	272	265
	Becton Dickinson & Co.	3.700%	6/6/27	450	425
	Becton Dickinson & Co.	4.875%	5/15/44	50	48
	Becton Dickinson & Co.	4.685%	12/15/44	200	194
	Becton Dickinson & Co.	4.669%	6/6/47	325	314
	Bio-Rad Laboratories Inc.	4.875%	12/15/20	75	77
	Biogen Inc.	2.900%	9/15/20	325	323
	Biogen Inc.	3.625%	9/15/22	275	275
	Biogen Inc.	4.050%	9/15/25	300	301
	Biogen Inc.	5.200%	9/15/45	340	358
	Boston Children’s Hospital Corp.
	Revenue	4.115%	1/1/47	75	76
	Boston Scientific Corp.	6.000%	1/15/20	150	156
	Boston Scientific Corp.	2.850%	5/15/20	100	99
	Boston Scientific Corp.	3.375%	5/15/22	50	49
	Boston Scientific Corp.	3.850%	5/15/25	150	148
	Boston Scientific Corp.	4.000%	3/1/28	200	195
	Boston Scientific Corp.	7.000%	11/15/35	50	64
	Boston Scientific Corp.	7.375%	1/15/40	50	68
	Bristol-Myers Squibb Co.	2.000%	8/1/22	275	262
	Bristol-Myers Squibb Co.	7.150%	6/15/23	200	235
	Bristol-Myers Squibb Co.	3.250%	8/1/42	100	88
	Bristol-Myers Squibb Co.	4.500%	3/1/44	100	106
	Brown-Forman Corp.	3.500%	4/15/25	75	74
	Brown-Forman Corp.	4.500%	7/15/45	100	107
	Bunge Ltd. Finance Corp.	3.000%	9/25/22	250	240
	Bunge Ltd. Finance Corp.	3.750%	9/25/27	200	185
	Campbell Soup Co.	3.300%	3/15/21	125	124
	Campbell Soup Co.	3.650%	3/15/23	500	491
	Campbell Soup Co.	3.950%	3/15/25	200	193
	Campbell Soup Co.	3.300%	3/19/25	125	116
	Campbell Soup Co.	4.150%	3/15/28	250	238
	Campbell Soup Co.	3.800%	8/2/42	75	58
	Campbell Soup Co.	4.800%	3/15/48	275	248
	Cardinal Health Inc.	2.400%	11/15/19	50	49
	Cardinal Health Inc.	2.616%	6/15/22	150	144
	Cardinal Health Inc.	3.200%	3/15/23	150	146
	Cardinal Health Inc.	3.079%	6/15/24	150	141
	Cardinal Health Inc.	3.750%	9/15/25	100	96
	Cardinal Health Inc.	3.410%	6/15/27	265	243
	Cardinal Health Inc.	4.600%	3/15/43	75	70
	Cardinal Health Inc.	4.500%	11/15/44	50	45
	Cardinal Health Inc.	4.900%	9/15/45	100	95
	Cardinal Health Inc.	4.368%	6/15/47	125	110
	Catholic Health Initiatives Colorado GO	2.950%	11/1/22	75	72
[4]	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	175	165
	Celgene Corp.	2.875%	8/15/20	250	248
	Celgene Corp.	3.950%	10/15/20	125	127
	Celgene Corp.	2.875%	2/19/21	125	124
	Celgene Corp.	2.250%	8/15/21	75	72
	Celgene Corp.	3.250%	8/15/22	175	172
	Celgene Corp.	3.550%	8/15/22	50	50
	Celgene Corp.	2.750%	2/15/23	150	143
	Celgene Corp.	3.250%	2/20/23	200	195
	Celgene Corp.	4.000%	8/15/23	125	126
	Celgene Corp.	3.625%	5/15/24	175	170
	Celgene Corp.	3.875%	8/15/25	475	462
	Celgene Corp.	3.450%	11/15/27	110	101
	Celgene Corp.	3.900%	2/20/28	300	284
	Celgene Corp.	5.700%	10/15/40	50	52
	Celgene Corp.	5.250%	8/15/43	175	178

Celgene Corp.	4.625%	5/15/44	175	162
Celgene Corp.	5.000%	8/15/45	300	291
Celgene Corp.	4.350%	11/15/47	250	221
Celgene Corp.	4.550%	2/20/48	275	250
Children’s Hospital Medical Center
Ohio GO	4.268%	5/15/44	50	52
Church & Dwight Co. Inc.	2.450%	12/15/19	75	75
Church & Dwight Co. Inc.	2.450%	8/1/22	25	24
Church & Dwight Co. Inc.	3.150%	8/1/27	100	93
Church & Dwight Co. Inc.	3.950%	8/1/47	75	68
City of Hope	5.623%	11/15/43	75	92
City of Hope	4.378%	8/15/48	100	103
Cleveland Clinic Foundation Ohio
Revenue	4.858%	1/1/14	75	80
Clorox Co.	3.800%	11/15/21	250	254
Clorox Co.	3.050%	9/15/22	100	99
Clorox Co.	3.500%	12/15/24	250	248
Clorox Co.	3.100%	10/1/27	50	47
Clorox Co.	3.900%	5/15/28	25	25
Coca-Cola Bottling Co. Consolidated	3.800%	11/25/25	125	123
Coca-Cola Co.	3.500%	9/15/20	300	300
Coca-Cola Co.	1.875%	10/27/20	400	391
Coca-Cola Co.	2.450%	11/1/20	250	248
Coca-Cola Co.	3.150%	11/15/20	125	126
Coca-Cola Co.	1.550%	9/1/21	175	168
Coca-Cola Co.	3.300%	9/1/21	250	252
Coca-Cola Co.	2.200%	5/25/22	100	97
Coca-Cola Co.	3.200%	11/1/23	225	224
Coca-Cola Co.	2.875%	10/27/25	300	287
Coca-Cola Co.	2.550%	6/1/26	100	93
Coca-Cola Co.	2.250%	9/1/26	355	321
Coca-Cola Co.	2.900%	5/25/27	100	95
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	100	102
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	250	250
Colgate-Palmolive Co.	2.450%	11/15/21	175	172
Colgate-Palmolive Co.	2.250%	11/15/22	75	73
Colgate-Palmolive Co.	2.100%	5/1/23	280	266
Colgate-Palmolive Co.	3.250%	3/15/24	100	100
Colgate-Palmolive Co.	4.000%	8/15/45	150	146
Colgate-Palmolive Co.	3.700%	8/1/47	50	47
Conagra Brands Inc.	3.250%	9/15/22	75	72
Conagra Brands Inc.	3.200%	1/25/23	151	145
Conagra Brands Inc.	7.000%	10/1/28	75	87
Conagra Brands Inc.	8.250%	9/15/30	50	65
Constellation Brands Inc.	2.000%	11/7/19	100	99
Constellation Brands Inc.	3.875%	11/15/19	75	76
Constellation Brands Inc.	2.250%	11/6/20	100	98
Constellation Brands Inc.	3.750%	5/1/21	100	101
Constellation Brands Inc.	2.700%	5/9/22	50	48
Constellation Brands Inc.	2.650%	11/7/22	250	240
Constellation Brands Inc.	3.200%	2/15/23	250	243
Constellation Brands Inc.	4.250%	5/1/23	200	204
Constellation Brands Inc.	4.750%	11/15/24	175	182
Constellation Brands Inc.	3.700%	12/6/26	100	96
Constellation Brands Inc.	3.500%	5/9/27	150	142
Constellation Brands Inc.	3.600%	2/15/28	175	165
Constellation Brands Inc.	4.500%	5/9/47	75	71
Constellation Brands Inc.	4.100%	2/15/48	150	133
Covidien International Finance SA	4.200%	6/15/20	100	102
Covidien International Finance SA	3.200%	6/15/22	200	199
CVS Health Corp.	2.250%	8/12/19	100	99
CVS Health Corp.	3.125%	3/9/20	375	375
CVS Health Corp.	2.800%	7/20/20	475	470
CVS Health Corp.	3.350%	3/9/21	575	573
CVS Health Corp.	2.125%	6/1/21	250	240
CVS Health Corp.	3.500%	7/20/22	350	347
CVS Health Corp.	2.750%	12/1/22	150	144
CVS Health Corp.	4.750%	12/1/22	150	155
CVS Health Corp.	3.700%	3/9/23	630	626
CVS Health Corp.	4.000%	12/5/23	195	196
CVS Health Corp.	3.375%	8/12/24	475	458

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
CVS Health Corp.	4.100%	3/25/25	905	896
CVS Health Corp.	3.875%	7/20/25	765	748
CVS Health Corp.	2.875%	6/1/26	425	386
CVS Health Corp.	4.300%	3/25/28	1,685	1,660
CVS Health Corp.	4.875%	7/20/35	125	124
CVS Health Corp.	4.780%	3/25/38	625	619
CVS Health Corp.	6.125%	9/15/39	75	87
CVS Health Corp.	5.300%	12/5/43	150	156
CVS Health Corp.	5.125%	7/20/45	575	585
CVS Health Corp.	5.050%	3/25/48	1,750	1,772
Danaher Corp.	2.400%	9/15/20	100	99
Danaher Corp.	3.350%	9/15/25	100	98
Danaher Corp.	4.375%	9/15/45	100	104
Dartmouth-Hitchcock Health	4.178%	8/1/48	100	101
Delhaize America LLC	9.000%	4/15/31	100	135
Diageo Capital plc	4.828%	7/15/20	125	129
Diageo Capital plc	2.625%	4/29/23	500	483
Diageo Capital plc	5.875%	9/30/36	50	61
Diageo Investment Corp.	2.875%	5/11/22	200	197
Diageo Investment Corp.	4.250%	5/11/42	150	152
Dignity Health California GO	3.125%	11/1/22	50	49
Dignity Health California GO	3.812%	11/1/24	100	99
Dignity Health California GO	4.500%	11/1/42	100	95
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	75	74
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	50	47
Dr Pepper Snapple Group Inc.	3.130%	12/15/23	100	96
Dr Pepper Snapple Group Inc.	3.400%	11/15/25	100	94
Dr Pepper Snapple Group Inc.	2.550%	9/15/26	75	65
Dr Pepper Snapple Group Inc.	3.430%	6/15/27	100	92
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	16	21
Dr Pepper Snapple Group Inc.	4.500%	11/15/45	50	46
Dr Pepper Snapple Group Inc.	4.420%	12/15/46	125	114
Duke University Health System Inc.	3.920%	6/1/47	100	99
Edwards Lifesciences Corp.	4.300%	6/15/28	75	75
Eli Lilly & Co.	2.350%	5/15/22	50	49
Eli Lilly & Co.	2.750%	6/1/25	150	143
Eli Lilly & Co.	3.100%	5/15/27	125	119
Eli Lilly & Co.	5.550%	3/15/37	100	119
Eli Lilly & Co.	3.700%	3/1/45	160	151
Estee Lauder Cos. Inc.	1.800%	2/7/20	100	98
Estee Lauder Cos. Inc.	1.700%	5/10/21	225	216
Estee Lauder Cos. Inc.	3.150%	3/15/27	150	144
Estee Lauder Cos. Inc.	6.000%	5/15/37	75	92
Estee Lauder Cos. Inc.	4.375%	6/15/45	100	105
Estee Lauder Cos. Inc.	4.150%	3/15/47	100	101
Express Scripts Holding Co.	2.600%	11/30/20	100	98
Express Scripts Holding Co.	3.300%	2/25/21	150	149
Express Scripts Holding Co.	4.750%	11/15/21	425	438
Express Scripts Holding Co.	3.900%	2/15/22	200	201
Express Scripts Holding Co.	3.050%	11/30/22	100	96
Express Scripts Holding Co.	3.000%	7/15/23	500	474
Express Scripts Holding Co.	4.500%	2/25/26	265	263
Express Scripts Holding Co.	3.400%	3/1/27	275	251
Express Scripts Holding Co.	6.125%	11/15/41	92	102
Express Scripts Holding Co.	4.800%	7/15/46	475	451
Flowers Foods Inc.	4.375%	4/1/22	100	103
Flowers Foods Inc.	3.500%	10/1/26	50	47
Fomento Economico Mexicano
SAB de CV	4.375%	5/10/43	100	98
Genentech Inc.	5.250%	7/15/35	100	115
General Mills Inc.	2.200%	10/21/19	125	124
General Mills Inc.	3.150%	12/15/21	25	25
General Mills Inc.	2.600%	10/12/22	250	239
General Mills Inc.	3.700%	10/17/23	175	173
General Mills Inc.	3.200%	2/10/27	150	137
General Mills Inc.	4.200%	4/17/28	225	220
General Mills Inc.	4.550%	4/17/38	75	71
General Mills Inc.	5.400%	6/15/40	100	104
General Mills Inc.	4.700%	4/17/48	175	167
Gilead Sciences Inc.	2.350%	2/1/20	105	104
Gilead Sciences Inc.	2.550%	9/1/20	325	321

Gilead Sciences Inc.	4.500%	4/1/21	150	155
Gilead Sciences Inc.	4.400%	12/1/21	725	748
Gilead Sciences Inc.	3.250%	9/1/22	375	373
Gilead Sciences Inc.	2.500%	9/1/23	125	119
Gilead Sciences Inc.	3.700%	4/1/24	350	351
Gilead Sciences Inc.	3.500%	2/1/25	310	305
Gilead Sciences Inc.	3.650%	3/1/26	575	568
Gilead Sciences Inc.	2.950%	3/1/27	225	210
Gilead Sciences Inc.	4.600%	9/1/35	150	154
Gilead Sciences Inc.	5.650%	12/1/41	175	201
Gilead Sciences Inc.	4.800%	4/1/44	300	313
Gilead Sciences Inc.	4.500%	2/1/45	275	275
Gilead Sciences Inc.	4.750%	3/1/46	405	417
Gilead Sciences Inc.	4.150%	3/1/47	575	549
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	50	49
GlaxoSmithKline Capital Inc.	3.375%	5/15/23	225	225
GlaxoSmithKline Capital Inc.	3.625%	5/15/25	325	325
GlaxoSmithKline Capital Inc.	3.875%	5/15/28	375	378
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	550	705
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	100	101
GlaxoSmithKline Capital plc	3.125%	5/14/21	375	375
GlaxoSmithKline Capital plc	2.850%	5/8/22	100	98
Hackensack Meridian Health Inc.	4.211%	7/1/48	125	127
Hackensack Meridian Health Inc.	4.500%	7/1/57	50	53
Hasbro Inc.	6.350%	3/15/40	125	137
Hasbro Inc.	5.100%	5/15/44	50	47
Hershey Co.	2.900%	5/15/20	75	75
Hershey Co.	4.125%	12/1/20	75	77
Hershey Co.	3.100%	5/15/21	75	75
Hershey Co.	2.625%	5/1/23	100	97
Hershey Co.	3.375%	5/15/23	150	150
Hershey Co.	3.200%	8/21/25	65	63
Hershey Co.	2.300%	8/15/26	100	90
Hillshire Brands Co.	4.100%	9/15/20	50	51
Howard Hughes Medical Institute
Revenue	3.500%	9/1/23	200	203
Indiana University Health Inc.
Obligated Group	3.970%	11/1/48	125	126
Ingredion Inc.	4.625%	11/1/20	25	26
Ingredion Inc.	3.200%	10/1/26	100	93
JM Smucker Co.	2.200%	12/6/19	100	99
JM Smucker Co.	2.500%	3/15/20	75	74
JM Smucker Co.	3.500%	10/15/21	175	175
JM Smucker Co.	3.000%	3/15/22	100	98
JM Smucker Co.	3.500%	3/15/25	175	167
JM Smucker Co.	3.375%	12/15/27	150	140
JM Smucker Co.	4.250%	3/15/35	100	95
JM Smucker Co.	4.375%	3/15/45	100	93
Johns Hopkins Health System Corp.	3.837%	5/15/46	100	97
Johnson & Johnson	2.950%	9/1/20	100	101
Johnson & Johnson	1.950%	11/10/20	200	197
Johnson & Johnson	1.650%	3/1/21	275	267
Johnson & Johnson	2.250%	3/3/22	425	416
Johnson & Johnson	2.050%	3/1/23	125	120
Johnson & Johnson	3.375%	12/5/23	200	202
Johnson & Johnson	2.625%	1/15/25	250	239
Johnson & Johnson	2.450%	3/1/26	350	328
Johnson & Johnson	2.950%	3/3/27	200	192
Johnson & Johnson	2.900%	1/15/28	225	214
Johnson & Johnson	6.950%	9/1/29	25	33
Johnson & Johnson	4.950%	5/15/33	150	169
Johnson & Johnson	4.375%	12/5/33	100	107
Johnson & Johnson	3.550%	3/1/36	175	169
Johnson & Johnson	3.625%	3/3/37	150	146
Johnson & Johnson	5.950%	8/15/37	375	478
Johnson & Johnson	3.400%	1/15/38	200	188
Johnson & Johnson	4.500%	9/1/40	150	162
Johnson & Johnson	4.500%	12/5/43	100	108
Johnson & Johnson	3.700%	3/1/46	350	339
Johnson & Johnson	3.750%	3/3/47	175	171
Johnson & Johnson	3.500%	1/15/48	200	186
	375

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Kaiser Foundation Hospitals	3.500%	4/1/22	50	50
	Kaiser Foundation Hospitals	3.150%	5/1/27	100	96
	Kaiser Foundation Hospitals	4.875%	4/1/42	250	280
	Kaiser Foundation Hospitals	4.150%	5/1/47	150	151
	Kellogg Co.	4.150%	11/15/19	125	127
	Kellogg Co.	4.000%	12/15/20	172	176
	Kellogg Co.	3.250%	5/14/21	75	75
	Kellogg Co.	2.650%	12/1/23	150	143
	Kellogg Co.	3.250%	4/1/26	125	117
	Kellogg Co.	3.400%	11/15/27	125	116
	Kellogg Co.	7.450%	4/1/31	25	32
	Kellogg Co.	4.500%	4/1/46	250	236
	Kimberly-Clark Corp.	3.625%	8/1/20	140	142
	Kimberly-Clark Corp.	3.050%	8/15/25	50	48
	Kimberly-Clark Corp.	2.750%	2/15/26	100	94
	Kimberly-Clark Corp.	6.625%	8/1/37	250	333
	Kimberly-Clark Corp.	5.300%	3/1/41	25	29
	Kimberly-Clark Corp.	3.200%	7/30/46	100	85
	Koninklijke Ahold Delhaize NV	5.700%	10/1/40	125	137
	Koninklijke Philips NV	6.875%	3/11/38	100	133
	Koninklijke Philips NV	5.000%	3/15/42	100	111
	Kraft Foods Group Inc.	5.375%	2/10/20	138	143
	Kraft Foods Group Inc.	6.875%	1/26/39	275	324
	Kraft Foods Group Inc.	6.500%	2/9/40	50	56
	Kraft Foods Group Inc.	5.000%	6/4/42	435	413
	Kraft Heinz Foods Co.	2.800%	7/2/20	280	278
	Kraft Heinz Foods Co.	3.375%	6/15/21	125	125
	Kraft Heinz Foods Co.	3.500%	7/15/22	225	223
	Kraft Heinz Foods Co.	4.000%	6/15/23	200	200
	Kraft Heinz Foods Co.	3.950%	7/15/25	360	350
	Kraft Heinz Foods Co.	3.000%	6/1/26	375	338
	Kraft Heinz Foods Co.	4.625%	1/30/29	200	198
	Kraft Heinz Foods Co.	5.000%	7/15/35	195	192
	Kraft Heinz Foods Co.	5.200%	7/15/45	370	359
	Kraft Heinz Foods Co.	4.375%	6/1/46	550	474
	Kroger Co.	2.950%	11/1/21	150	147
	Kroger Co.	4.450%	2/1/47	225	206
	Kroger Co.	4.650%	1/15/48	100	94
	Laboratory Corp. of America Holdings	2.625%	2/1/20	50	50
	Laboratory Corp. of America Holdings	3.200%	2/1/22	100	99
	Laboratory Corp. of America Holdings	3.750%	8/23/22	25	25
	Laboratory Corp. of America Holdings	3.250%	9/1/24	150	145
	Laboratory Corp. of America Holdings	3.600%	2/1/25	175	171
	Laboratory Corp. of America Holdings	3.600%	9/1/27	100	95
	Laboratory Corp. of America Holdings	4.700%	2/1/45	145	140
	Life Technologies Corp.	6.000%	3/1/20	125	130
	Life Technologies Corp.	5.000%	1/15/21	100	103
[9]	Maple Escrow Subsidiary Inc.	3.551%	5/25/21	300	300
[9]	Maple Escrow Subsidiary Inc.	4.057%	5/25/23	375	376
[9]	Maple Escrow Subsidiary Inc.	4.417%	5/25/25	150	151
[9]	Maple Escrow Subsidiary Inc.	4.597%	5/25/28	375	376
[9]	Maple Escrow Subsidiary Inc.	4.985%	5/25/38	100	100
[9]	Maple Escrow Subsidiary Inc.	5.085%	5/25/48	150	151
[4]	Mayo Clinic	3.774%	11/15/43	75	73
[4]	Mayo Clinic	4.128%	11/15/52	50	51
	McCormick & Co. Inc.	3.900%	7/15/21	50	51
	McCormick & Co. Inc.	3.150%	8/15/24	150	143
	McCormick & Co. Inc.	3.400%	8/15/27	150	142
	McKesson Corp.	3.796%	3/15/24	200	197
	McKesson Corp.	3.950%	2/16/28	200	194
	Mead Johnson Nutrition Co.	4.900%	11/1/19	100	102
	Mead Johnson Nutrition Co.	3.000%	11/15/20	150	149
	Mead Johnson Nutrition Co.	4.125%	11/15/25	125	127
	Mead Johnson Nutrition Co.	5.900%	11/1/39	100	120
	Mead Johnson Nutrition Co.	4.600%	6/1/44	75	78
	Medtronic Global Holdings SCA	3.350%	4/1/27	150	146
	Medtronic Inc.	2.500%	3/15/20	650	645
	Medtronic Inc.	3.125%	3/15/22	460	457
	Medtronic Inc.	3.150%	3/15/22	650	645
	Medtronic Inc.	3.625%	3/15/24	50	50
	Medtronic Inc.	3.500%	3/15/25	850	841

	Medtronic Inc.	4.375%	3/15/35	518	536
	Medtronic Inc.	6.500%	3/15/39	25	32
	Medtronic Inc.	5.550%	3/15/40	150	175
	Medtronic Inc.	4.500%	3/15/42	171	176
	Medtronic Inc.	4.625%	3/15/45	950	1,005
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.125%	7/1/52	150	152
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.200%	7/1/55	25	26
	Merck & Co. Inc.	1.850%	2/10/20	300	295
	Merck & Co. Inc.	3.875%	1/15/21	250	255
	Merck & Co. Inc.	2.350%	2/10/22	225	219
	Merck & Co. Inc.	2.400%	9/15/22	250	242
	Merck & Co. Inc.	2.800%	5/18/23	325	318
	Merck & Co. Inc.	2.750%	2/10/25	550	526
	Merck & Co. Inc.	3.600%	9/15/42	100	94
	Merck & Co. Inc.	4.150%	5/18/43	200	204
	Merck & Co. Inc.	3.700%	2/10/45	550	523
	Molson Coors Brewing Co.	1.450%	7/15/19	100	98
	Molson Coors Brewing Co.	2.250%	3/15/20	100	98
	Molson Coors Brewing Co.	2.100%	7/15/21	100	96
	Molson Coors Brewing Co.	3.500%	5/1/22	25	25
	Molson Coors Brewing Co.	3.000%	7/15/26	350	318
	Molson Coors Brewing Co.	5.000%	5/1/42	100	101
	Molson Coors Brewing Co.	4.200%	7/15/46	475	426
[4]	Mount Sinai Hospitals Group Inc.	3.981%	7/1/48	50	49
	Mylan Inc.	4.200%	11/29/23	100	100
[9]	Mylan Inc.	4.550%	4/15/28	150	147
	Mylan Inc.	5.400%	11/29/43	75	74
[9]	Mylan Inc.	5.200%	4/15/48	150	144
	Mylan NV	3.150%	6/15/21	400	395
	Mylan NV	3.950%	6/15/26	400	382
	Mylan NV	5.250%	6/15/46	175	169
	New York & Presbyterian Hospital	4.024%	8/1/45	130	130
	New York & Presbyterian Hospital	4.063%	8/1/56	75	74
	Newell Brands Inc.	2.875%	12/1/19	50	50
	Newell Brands Inc.	3.150%	4/1/21	175	173
	Newell Brands Inc.	3.850%	4/1/23	635	625
	Newell Brands Inc.	4.000%	12/1/24	100	98
	Newell Brands Inc.	3.900%	11/1/25	50	47
	Newell Brands Inc.	4.200%	4/1/26	375	362
	Newell Brands Inc.	5.375%	4/1/36	200	197
	Newell Brands Inc.	5.500%	4/1/46	350	341
	Northwell Healthcare Inc.	3.979%	11/1/46	100	92
	Northwell Healthcare Inc.	4.260%	11/1/47	200	192
	Novartis Capital Corp.	1.800%	2/14/20	250	246
	Novartis Capital Corp.	4.400%	4/24/20	150	154
	Novartis Capital Corp.	2.400%	5/17/22	400	389
	Novartis Capital Corp.	2.400%	9/21/22	175	169
	Novartis Capital Corp.	3.400%	5/6/24	400	399
	Novartis Capital Corp.	3.000%	11/20/25	300	289
	Novartis Capital Corp.	3.100%	5/17/27	175	168
	Novartis Capital Corp.	3.700%	9/21/42	100	95
	Novartis Capital Corp.	4.400%	5/6/44	375	401
	Novartis Capital Corp.	4.000%	11/20/45	225	225
	NYU Hospitals Center	4.784%	7/1/44	100	109
[4]	NYU Hospitals Center	4.368%	7/1/47	110	112
	Orlando Health Obligated Group	4.089%	10/1/48	50	50
	Partners Healthcare System Inc.	4.117%	7/1/55	50	50
	PepsiCo Inc.	1.350%	10/4/19	175	172
	PepsiCo Inc.	4.500%	1/15/20	25	26
	PepsiCo Inc.	1.850%	4/30/20	400	393
	PepsiCo Inc.	2.150%	10/14/20	200	197
	PepsiCo Inc.	2.000%	4/15/21	300	292
	PepsiCo Inc.	3.000%	8/25/21	150	150
	PepsiCo Inc.	1.700%	10/6/21	175	167
	PepsiCo Inc.	2.750%	3/5/22	375	371
	PepsiCo Inc.	2.250%	5/2/22	150	145
	PepsiCo Inc.	2.750%	4/30/25	200	191
	PepsiCo Inc.	3.500%	7/17/25	125	124
	PepsiCo Inc.	2.375%	10/6/26	225	205

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	PepsiCo Inc.	3.000%	10/15/27	325	308
	PepsiCo Inc.	5.500%	1/15/40	200	237
	PepsiCo Inc.	4.875%	11/1/40	200	221
	PepsiCo Inc.	4.000%	3/5/42	175	172
	PepsiCo Inc.	3.600%	8/13/42	100	93
	PepsiCo Inc.	4.250%	10/22/44	200	203
	PepsiCo Inc.	4.600%	7/17/45	100	107
	PepsiCo Inc.	4.450%	4/14/46	125	131
	PepsiCo Inc.	3.450%	10/6/46	225	201
	PepsiCo Inc.	4.000%	5/2/47	175	172
	PerkinElmer Inc.	5.000%	11/15/21	150	156
	Perrigo Finance Unlimited Co.	3.900%	12/15/24	200	194
	Perrigo Finance Unlimited Co.	4.375%	3/15/26	225	220
	Perrigo Finance Unlimited Co.	4.900%	12/15/44	200	186
	Pfizer Inc.	1.700%	12/15/19	100	99
	Pfizer Inc.	5.200%	8/12/20	25	26
	Pfizer Inc.	1.950%	6/3/21	225	219
	Pfizer Inc.	2.200%	12/15/21	100	97
	Pfizer Inc.	3.400%	5/15/24	100	100
	Pfizer Inc.	2.750%	6/3/26	240	227
	Pfizer Inc.	3.000%	12/15/26	300	288
	Pfizer Inc.	4.000%	12/15/36	200	200
	Pfizer Inc.	7.200%	3/15/39	425	589
	Pfizer Inc.	4.300%	6/15/43	125	128
	Pfizer Inc.	4.400%	5/15/44	200	208
	Pfizer Inc.	4.125%	12/15/46	250	251
	Pharmacia LLC	6.600%	12/1/28	75	92
	Philip Morris International Inc.	2.000%	2/21/20	175	172
	Philip Morris International Inc.	1.875%	2/25/21	125	121
	Philip Morris International Inc.	2.375%	8/17/22	150	144
	Philip Morris International Inc.	2.500%	11/2/22	300	288
	Philip Morris International Inc.	2.625%	3/6/23	100	96
	Philip Morris International Inc.	2.125%	5/10/23	95	89
	Philip Morris International Inc.	3.250%	11/10/24	250	242
	Philip Morris International Inc.	3.375%	8/11/25	150	146
	Philip Morris International Inc.	2.750%	2/25/26	200	186
	Philip Morris International Inc.	3.125%	3/2/28	100	94
	Philip Morris International Inc.	6.375%	5/16/38	200	242
	Philip Morris International Inc.	4.375%	11/15/41	425	409
	Philip Morris International Inc.	4.500%	3/20/42	125	122
	Philip Morris International Inc.	3.875%	8/21/42	25	22
	Philip Morris International Inc.	4.125%	3/4/43	175	163
	Philip Morris International Inc.	4.875%	11/15/43	155	159
	Philip Morris International Inc.	4.250%	11/10/44	200	189
[4]	Procter & Gamble - Esop	9.360%	1/1/21	155	168
	Procter & Gamble Co.	1.750%	10/25/19	250	247
	Procter & Gamble Co.	1.900%	11/1/19	100	99
	Procter & Gamble Co.	1.900%	10/23/20	100	98
	Procter & Gamble Co.	1.850%	2/2/21	100	97
	Procter & Gamble Co.	1.700%	11/3/21	125	120
	Procter & Gamble Co.	2.300%	2/6/22	425	414
	Procter & Gamble Co.	3.100%	8/15/23	150	150
	Procter & Gamble Co.	2.700%	2/2/26	100	95
	Procter & Gamble Co.	2.450%	11/3/26	100	92
	Procter & Gamble Co.	3.500%	10/25/47	250	228
	Providence St. Joseph Health
	Obligated Group	2.746%	10/1/26	50	47
[4]	Providence St. Joseph Health
	Obligated Group	3.744%	10/1/47	75	70
[4]	Providence St. Joseph Health
	Obligated Group	3.930%	10/1/48	75	72
	Quest Diagnostics Inc.	2.500%	3/30/20	70	69
	Quest Diagnostics Inc.	4.250%	4/1/24	100	102
	Quest Diagnostics Inc.	3.500%	3/30/25	100	96
	Quest Diagnostics Inc.	3.450%	6/1/26	125	119
	Quest Diagnostics Inc.	5.750%	1/30/40	13	14
	Quest Diagnostics Inc.	4.700%	3/30/45	25	25
	Reynolds American Inc.	3.250%	6/12/20	370	369
	Reynolds American Inc.	4.000%	6/12/22	175	176
	Reynolds American Inc.	4.850%	9/15/23	125	130
	Reynolds American Inc.	4.450%	6/12/25	475	478

	Reynolds American Inc.	5.700%	8/15/35	175	188
	Reynolds American Inc.	7.250%	6/15/37	125	160
	Reynolds American Inc.	5.850%	8/15/45	375	411
	RWJ Barnabas Health Inc.	3.949%	7/1/46	100	96
	Sanofi	4.000%	3/29/21	350	358
	Sanofi	3.375%	6/19/23	250	251
	Sanofi	3.625%	6/19/28	225	223
	Shire Acquisitions Investments
	Ireland DAC	1.900%	9/23/19	575	566
	Shire Acquisitions Investments
	Ireland DAC	2.400%	9/23/21	1,000	959
	Shire Acquisitions Investments
	Ireland DAC	2.875%	9/23/23	600	565
	Shire Acquisitions Investments
	Ireland DAC	3.200%	9/23/26	575	525
	SSM Health Care Corp.	3.688%	6/1/23	100	100
	SSM Health Care Corp.	3.823%	6/1/27	100	100
	Stanford Health Care	3.795%	11/15/48	125	121
	Stryker Corp.	4.375%	1/15/20	50	51
	Stryker Corp.	2.625%	3/15/21	150	147
	Stryker Corp.	3.375%	5/15/24	200	196
	Stryker Corp.	3.375%	11/1/25	140	134
	Stryker Corp.	3.500%	3/15/26	183	177
	Stryker Corp.	3.650%	3/7/28	50	49
	Stryker Corp.	4.375%	5/15/44	50	49
	Stryker Corp.	4.625%	3/15/46	250	254
	Sutter Health	3.695%	8/15/28	125	124
	Sutter Health	4.091%	8/15/48	75	73
	Sysco Corp.	2.600%	10/1/20	50	49
	Sysco Corp.	2.500%	7/15/21	75	73
	Sysco Corp.	2.600%	6/12/22	125	121
	Sysco Corp.	3.750%	10/1/25	75	74
	Sysco Corp.	3.300%	7/15/26	250	236
	Sysco Corp.	3.250%	7/15/27	175	166
	Sysco Corp.	4.850%	10/1/45	50	51
	Sysco Corp.	4.500%	4/1/46	100	97
	Sysco Corp.	4.450%	3/15/48	100	96
[4]	Texas Health Resources	4.330%	11/15/55	25	26
	The Kroger Co.	1.500%	9/30/19	100	98
	The Kroger Co.	6.150%	1/15/20	125	130
	The Kroger Co.	3.300%	1/15/21	250	249
	The Kroger Co.	2.600%	2/1/21	50	49
	The Kroger Co.	3.400%	4/15/22	75	74
	The Kroger Co.	2.800%	8/1/22	100	97
	The Kroger Co.	4.000%	2/1/24	100	100
	The Kroger Co.	3.500%	2/1/26	160	152
	The Kroger Co.	2.650%	10/15/26	150	133
	The Kroger Co.	3.700%	8/1/27	100	95
	The Kroger Co.	7.700%	6/1/29	50	61
	The Kroger Co.	8.000%	9/15/29	125	156
	The Kroger Co.	7.500%	4/1/31	100	124
	The Kroger Co.	5.400%	7/15/40	50	51
	The Kroger Co.	5.150%	8/1/43	100	99
	The Kroger Co.	3.875%	10/15/46	50	42
	The Pepsi Bottling Group Inc.	7.000%	3/1/29	250	319
	Thermo Fisher Scientific Inc.	4.500%	3/1/21	200	206
	Thermo Fisher Scientific Inc.	3.600%	8/15/21	200	201
	Thermo Fisher Scientific Inc.	3.300%	2/15/22	200	199
	Thermo Fisher Scientific Inc.	3.150%	1/15/23	100	98
	Thermo Fisher Scientific Inc.	3.000%	4/15/23	125	122
	Thermo Fisher Scientific Inc.	3.650%	12/15/25	500	489
	Thermo Fisher Scientific Inc.	2.950%	9/19/26	200	185
	Thermo Fisher Scientific Inc.	3.200%	8/15/27	50	47
	Thermo Fisher Scientific Inc.	5.300%	2/1/44	200	221
	Trinity Health Corp.	4.125%	12/1/45	135	132
	Tupperware Brands Corp.	4.750%	6/1/21	100	102
	Tyson Foods Inc.	2.650%	8/15/19	175	174
	Tyson Foods Inc.	2.250%	8/23/21	50	48
	Tyson Foods Inc.	4.500%	6/15/22	275	282
	Tyson Foods Inc.	3.950%	8/15/24	100	100
	Tyson Foods Inc.	3.550%	6/2/27	275	260

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Tyson Foods Inc.	4.875%	8/15/34	175	178
Tyson Foods Inc.	5.150%	8/15/44	100	103
Tyson Foods Inc.	4.550%	6/2/47	150	143
Unilever Capital Corp.	2.100%	7/30/20	250	245
Unilever Capital Corp.	4.250%	2/10/21	200	205
Unilever Capital Corp.	1.375%	7/28/21	100	95
Unilever Capital Corp.	2.600%	5/5/24	200	191
Unilever Capital Corp.	3.100%	7/30/25	225	219
Unilever Capital Corp.	2.000%	7/28/26	125	111
Unilever Capital Corp.	5.900%	11/15/32	50	61
Whirlpool Corp.	4.850%	6/15/21	50	52
Whirlpool Corp.	4.700%	6/1/22	100	104
Whirlpool Corp.	4.000%	3/1/24	50	50
Whirlpool Corp.	3.700%	5/1/25	75	73
Whirlpool Corp.	4.500%	6/1/46	150	139
Wyeth LLC	7.250%	3/1/23	250	291
Wyeth LLC	6.450%	2/1/24	300	347
Wyeth LLC	6.500%	2/1/34	150	190
Wyeth LLC	6.000%	2/15/36	85	104
Wyeth LLC	5.950%	4/1/37	385	469
Zeneca Wilmington Inc.	7.000%	11/15/23	25	29
Zimmer Biomet Holdings Inc.	4.625%	11/30/19	50	51
Zimmer Biomet Holdings Inc.	2.700%	4/1/20	450	446
Zimmer Biomet Holdings Inc.	3.375%	11/30/21	100	99
Zimmer Biomet Holdings Inc.	3.150%	4/1/22	175	171
Zimmer Biomet Holdings Inc.	3.700%	3/19/23	50	50
Zimmer Biomet Holdings Inc.	3.550%	4/1/25	350	333
Zimmer Biomet Holdings Inc.	5.750%	11/30/39	50	57
Zimmer Biomet Holdings Inc.	4.450%	8/15/45	75	70
Zoetis Inc.	3.450%	11/13/20	75	75
Zoetis Inc.	3.250%	2/1/23	350	344
Zoetis Inc.	4.500%	11/13/25	100	103
Zoetis Inc.	3.000%	9/12/27	150	138
Zoetis Inc.	4.700%	2/1/43	150	154
Zoetis Inc.	3.950%	9/12/47	150	139

Energy (2.5%)
Anadarko Petroleum Corp.	3.450%	7/15/24	100	96
Anadarko Petroleum Corp.	5.550%	3/15/26	200	214
Anadarko Petroleum Corp.	6.450%	9/15/36	200	231
Anadarko Petroleum Corp.	7.950%	6/15/39	25	33
Anadarko Petroleum Corp.	6.200%	3/15/40	275	309
Anadarko Petroleum Corp.	4.500%	7/15/44	400	369
Anadarko Petroleum Corp.	6.600%	3/15/46	200	241
Andeavor	5.375%	10/1/22	400	409
Andeavor	4.750%	12/15/23	500	519
Andeavor	5.125%	12/15/26	200	209
Andeavor	3.800%	4/1/28	25	24
Andeavor	4.500%	4/1/48	100	91
Andeavor Logistics LP / Tesoro
Logistics Finance Corp.	3.500%	12/1/22	50	49
Andeavor Logistics LP / Tesoro
Logistics Finance Corp.	4.250%	12/1/27	650	625
Andeavor Logistics LP / Tesoro
Logistics Finance Corp.	5.200%	12/1/47	50	48
Apache Corp.	3.625%	2/1/21	75	75
Apache Corp.	3.250%	4/15/22	50	49
Apache Corp.	6.000%	1/15/37	350	380
Apache Corp.	5.100%	9/1/40	350	347
Apache Corp.	4.750%	4/15/43	200	189
Baker Hughes a GE Co. LLC	3.200%	8/15/21	300	300
Baker Hughes a GE Co. LLC	5.125%	9/15/40	175	187
Baker Hughes a GE Co. LLC / Baker
Hughes Co-Obligor Inc.	2.773%	12/15/22	200	194
Baker Hughes a GE Co. LLC / Baker
Hughes Co-Obligor Inc.	3.337%	12/15/27	200	186
Baker Hughes a GE Co. LLC / Baker
Hughes Co-Obligor Inc.	4.080%	12/15/47	250	223
Boardwalk Pipelines LP	3.375%	2/1/23	100	97
Boardwalk Pipelines LP	4.950%	12/15/24	150	153
Boardwalk Pipelines LP	5.950%	6/1/26	200	214

Boardwalk Pipelines LP	4.450%	7/15/27	100	97
BP Capital Markets plc	1.768%	9/19/19	50	49
BP Capital Markets plc	2.521%	1/15/20	300	298
BP Capital Markets plc	2.315%	2/13/20	500	495
BP Capital Markets plc	4.500%	10/1/20	300	309
BP Capital Markets plc	4.742%	3/11/21	250	261
BP Capital Markets plc	3.062%	3/17/22	25	25
BP Capital Markets plc	3.245%	5/6/22	250	249
BP Capital Markets plc	2.520%	9/19/22	50	48
BP Capital Markets plc	2.500%	11/6/22	550	529
BP Capital Markets plc	2.750%	5/10/23	300	290
BP Capital Markets plc	3.994%	9/26/23	200	204
BP Capital Markets plc	3.216%	11/28/23	200	196
BP Capital Markets plc	3.814%	2/10/24	400	404
BP Capital Markets plc	3.535%	11/4/24	68	67
BP Capital Markets plc	3.506%	3/17/25	200	198
BP Capital Markets plc	3.119%	5/4/26	550	525
BP Capital Markets plc	3.017%	1/16/27	400	378
BP Capital Markets plc	3.279%	9/19/27	150	144
BP Capital Markets plc	3.723%	11/28/28	200	199
Buckeye Partners LP	4.150%	7/1/23	75	74
Buckeye Partners LP	3.950%	12/1/26	100	91
Buckeye Partners LP	4.125%	12/1/27	50	45
Buckeye Partners LP	5.850%	11/15/43	25	24
Buckeye Partners LP	5.600%	10/15/44	75	67
Burlington Resources Finance Co.	7.400%	12/1/31	175	228
Canadian Natural Resources Ltd.	3.450%	11/15/21	100	100
Canadian Natural Resources Ltd.	2.950%	1/15/23	200	193
Canadian Natural Resources Ltd.	3.850%	6/1/27	700	683
Canadian Natural Resources Ltd.	7.200%	1/15/32	150	184
Canadian Natural Resources Ltd.	6.450%	6/30/33	125	146
Canadian Natural Resources Ltd.	5.850%	2/1/35	100	111
Canadian Natural Resources Ltd.	6.500%	2/15/37	50	59
Canadian Natural Resources Ltd.	6.250%	3/15/38	100	117
Canadian Natural Resources Ltd.	4.950%	6/1/47	200	207
Cenovus Energy Inc.	5.700%	10/15/19	100	103
Cenovus Energy Inc.	3.800%	9/15/23	351	341
Cenovus Energy Inc.	4.250%	4/15/27	500	480
Cenovus Energy Inc.	5.250%	6/15/37	150	148
Cenovus Energy Inc.	6.750%	11/15/39	300	330
Cenovus Energy Inc.	5.200%	9/15/43	100	94
Cenovus Energy Inc.	5.400%	6/15/47	200	196
Chevron Corp.	2.193%	11/15/19	300	297
Chevron Corp.	1.961%	3/3/20	275	271
Chevron Corp.	1.991%	3/3/20	100	99
Chevron Corp.	2.419%	11/17/20	200	198
Chevron Corp.	2.100%	5/16/21	300	292
Chevron Corp.	2.411%	3/3/22	125	122
Chevron Corp.	2.498%	3/3/22	100	98
Chevron Corp.	2.355%	12/5/22	1,025	980
Chevron Corp.	3.191%	6/24/23	400	396
Chevron Corp.	2.895%	3/3/24	100	97
Chevron Corp.	2.954%	5/16/26	400	383
Cimarex Energy Co.	4.375%	6/1/24	200	202
Cimarex Energy Co.	3.900%	5/15/27	250	240
Columbia Pipeline Group Inc.	3.300%	6/1/20	125	124
Columbia Pipeline Group Inc.	4.500%	6/1/25	300	300
Concho Resources Inc.	3.750%	10/1/27	25	24
Concho Resources Inc.	4.875%	10/1/47	50	51
ConocoPhillips	5.900%	10/15/32	450	525
ConocoPhillips	5.900%	5/15/38	150	179
ConocoPhillips	6.500%	2/1/39	200	254
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	200	238
ConocoPhillips Co.	4.150%	11/15/34	26	26
ConocoPhillips Co.	4.300%	11/15/44	125	126
ConocoPhillips Co.	5.950%	3/15/46	300	371
ConocoPhillips Holding Co.	6.950%	4/15/29	350	430
Continental Resources Inc.	4.500%	4/15/23	200	203
Continental Resources Inc.	4.375%	1/15/28	200	199
Devon Energy Corp.	4.000%	7/15/21	100	101
Devon Energy Corp.	3.250%	5/15/22	200	196

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Devon Energy Corp.	7.950%	4/15/32	163	209
	Devon Energy Corp.	5.600%	7/15/41	250	269
	Devon Energy Corp.	4.750%	5/15/42	200	195
	Devon Financing Co. LLC	7.875%	9/30/31	160	202
	Dominion Energy Gas Holdings LLC	2.800%	11/15/20	200	197
	Dominion Energy Gas Holdings LLC	3.600%	12/15/24	200	197
	Dominion Energy Gas Holdings LLC	4.600%	12/15/44	200	199
	Enable Midstream Partners LP	4.400%	3/15/27	150	142
	Enable Midstream Partners LP	4.950%	5/15/28	100	97
	Enable Midstream Partners LP	5.000%	5/15/44	100	88
	Enbridge Energy Partners LP	4.375%	10/15/20	100	102
	Enbridge Energy Partners LP	5.875%	10/15/25	150	162
	Enbridge Energy Partners LP	7.500%	4/15/38	150	186
	Enbridge Energy Partners LP	5.500%	9/15/40	75	77
	Enbridge Energy Partners LP	7.375%	10/15/45	25	32
	Enbridge Inc.	2.900%	7/15/22	100	97
	Enbridge Inc.	4.250%	12/1/26	200	199
	Enbridge Inc.	3.700%	7/15/27	150	142
	Enbridge Inc.	4.500%	6/10/44	100	91
	Enbridge Inc.	5.500%	12/1/46	175	188
	Encana Corp.	6.500%	8/15/34	300	348
	Encana Corp.	6.625%	8/15/37	200	236
	Encana Corp.	6.500%	2/1/38	100	118
	Energy Transfer LP	4.150%	10/1/20	75	76
	Energy Transfer LP	4.650%	6/1/21	105	108
	Energy Transfer LP	3.600%	2/1/23	475	463
	Energy Transfer LP	4.050%	3/15/25	1,000	963
	Energy Transfer LP	4.750%	1/15/26	100	99
	Energy Transfer LP	4.200%	4/15/27	100	95
	Energy Transfer LP	6.625%	10/15/36	150	159
	Energy Transfer LP	6.050%	6/1/41	100	99
	Energy Transfer LP	6.500%	2/1/42	175	181
	Energy Transfer LP	5.150%	3/15/45	200	176
	Energy Transfer LP	6.125%	12/15/45	200	199
	Energy Transfer LP	5.300%	4/15/47	200	181
	Energy Transfer Partners LP	4.200%	9/15/23	80	80
	Energy Transfer Partners LP	4.950%	6/15/28	50	50
	Energy Transfer Partners LP	5.800%	6/15/38	150	148
	Energy Transfer Partners LP	6.000%	6/15/48	150	149
	EnLink Midstream Partners LP	4.400%	4/1/24	100	96
	EnLink Midstream Partners LP	4.150%	6/1/25	100	92
	EnLink Midstream Partners LP	4.850%	7/15/26	200	189
	EnLink Midstream Partners LP	5.600%	4/1/44	125	109
	EnLink Midstream Partners LP	5.450%	6/1/47	100	85
	Enterprise Products Operating LLC	2.550%	10/15/19	225	223
	Enterprise Products Operating LLC	5.200%	9/1/20	300	312
	Enterprise Products Operating LLC	2.800%	2/15/21	125	123
	Enterprise Products Operating LLC	3.350%	3/15/23	225	221
	Enterprise Products Operating LLC	3.900%	2/15/24	375	376
	Enterprise Products Operating LLC	3.750%	2/15/25	150	148
	Enterprise Products Operating LLC	3.700%	2/15/26	200	196
	Enterprise Products Operating LLC	3.950%	2/15/27	100	99
	Enterprise Products Operating LLC	6.875%	3/1/33	175	215
	Enterprise Products Operating LLC	7.550%	4/15/38	150	196
	Enterprise Products Operating LLC	6.125%	10/15/39	150	172
	Enterprise Products Operating LLC	5.950%	2/1/41	175	198
	Enterprise Products Operating LLC	4.450%	2/15/43	300	280
	Enterprise Products Operating LLC	4.850%	3/15/44	370	365
	Enterprise Products Operating LLC	5.100%	2/15/45	33	34
	Enterprise Products Operating LLC	4.900%	5/15/46	200	201
	Enterprise Products Operating LLC	4.250%	2/15/48	300	279
	Enterprise Products Operating LLC	4.950%	10/15/54	100	98
[4]	Enterprise Products Operating LLC	5.250%	8/16/77	100	93
[4]	Enterprise Products Operating LLC	5.375%	2/15/78	100	92
	EOG Resources Inc.	4.400%	6/1/20	100	102
	EOG Resources Inc.	4.100%	2/1/21	350	357
	EOG Resources Inc.	2.625%	3/15/23	450	433
	EOG Resources Inc.	3.900%	4/1/35	75	73
	EQT Corp.	2.500%	10/1/20	50	49
	EQT Corp.	4.875%	11/15/21	125	129
	EQT Corp.	3.000%	10/1/22	100	96

EQT Corp.	3.900%	10/1/27	200	187
EQT Midstream Partners LP	4.750%	7/15/23	100	100
EQT Midstream Partners LP	4.125%	12/1/26	100	91
EQT Midstream Partners LP	5.500%	7/15/28	100	100
EQT Midstream Partners LP	6.500%	7/15/48	60	60
Exxon Mobil Corp.	1.912%	3/6/20	265	261
Exxon Mobil Corp.	2.222%	3/1/21	400	392
Exxon Mobil Corp.	2.397%	3/6/22	350	342
Exxon Mobil Corp.	2.726%	3/1/23	500	489
Exxon Mobil Corp.	2.709%	3/6/25	300	288
Exxon Mobil Corp.	3.043%	3/1/26	300	292
Exxon Mobil Corp.	3.567%	3/6/45	175	162
Exxon Mobil Corp.	4.114%	3/1/46	425	432
Halliburton Co.	3.500%	8/1/23	225	224
Halliburton Co.	3.800%	11/15/25	350	347
Halliburton Co.	4.850%	11/15/35	200	206
Halliburton Co.	6.700%	9/15/38	125	152
Halliburton Co.	7.450%	9/15/39	200	263
Halliburton Co.	4.500%	11/15/41	100	99
Halliburton Co.	4.750%	8/1/43	150	152
Halliburton Co.	5.000%	11/15/45	400	426
Helmerich & Payne International
Drilling Co.	4.650%	3/15/25	50	51
Hess Corp.	3.500%	7/15/24	100	95
Hess Corp.	4.300%	4/1/27	250	242
Hess Corp.	7.125%	3/15/33	100	114
Hess Corp.	6.000%	1/15/40	150	153
Hess Corp.	5.600%	2/15/41	300	302
Hess Corp.	5.800%	4/1/47	200	207
HollyFrontier Corp.	5.875%	4/1/26	200	214
Husky Energy Inc.	7.250%	12/15/19	200	211
Husky Energy Inc.	4.000%	4/15/24	150	150
Husky Energy Inc.	6.800%	9/15/37	50	61
Kerr-McGee Corp.	6.950%	7/1/24	250	284
Kerr-McGee Corp.	7.875%	9/15/31	50	63
Kinder Morgan Energy Partners LP	6.850%	2/15/20	750	790
Kinder Morgan Energy Partners LP	3.500%	3/1/21	75	75
Kinder Morgan Energy Partners LP	5.000%	10/1/21	150	156
Kinder Morgan Energy Partners LP	3.450%	2/15/23	25	24
Kinder Morgan Energy Partners LP	3.500%	9/1/23	125	121
Kinder Morgan Energy Partners LP	4.300%	5/1/24	400	402
Kinder Morgan Energy Partners LP	7.300%	8/15/33	275	321
Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	51
Kinder Morgan Energy Partners LP	6.500%	2/1/37	250	271
Kinder Morgan Energy Partners LP	6.950%	1/15/38	50	57
Kinder Morgan Energy Partners LP	6.500%	9/1/39	200	216
Kinder Morgan Energy Partners LP	6.550%	9/15/40	250	270
Kinder Morgan Energy Partners LP	5.000%	8/15/42	25	23
Kinder Morgan Energy Partners LP	4.700%	11/1/42	375	334
Kinder Morgan Energy Partners LP	5.000%	3/1/43	75	69
Kinder Morgan Inc.	4.300%	6/1/25	300	298
Kinder Morgan Inc.	7.800%	8/1/31	290	349
Kinder Morgan Inc.	7.750%	1/15/32	265	322
Kinder Morgan Inc.	5.300%	12/1/34	175	172
Kinder Morgan Inc.	5.550%	6/1/45	200	201
Kinder Morgan Inc.	5.050%	2/15/46	350	330
Magellan Midstream Partners LP	6.550%	7/15/19	75	78
Magellan Midstream Partners LP	4.250%	2/1/21	125	128
Magellan Midstream Partners LP	5.150%	10/15/43	125	130
Magellan Midstream Partners LP	4.250%	9/15/46	200	186
Magellan Midstream Partners LP	4.200%	10/3/47	50	46
Marathon Oil Corp.	2.700%	6/1/20	150	148
Marathon Oil Corp.	2.800%	11/1/22	175	168
Marathon Oil Corp.	6.800%	3/15/32	400	468
Marathon Oil Corp.	5.200%	6/1/45	100	105
Marathon Petroleum Corp.	5.125%	3/1/21	375	391
Marathon Petroleum Corp.	4.750%	9/15/44	250	238
Marathon Petroleum Corp.	5.850%	12/15/45	200	212
MPLX LP	3.375%	3/15/23	100	98
MPLX LP	4.500%	7/15/23	200	204
MPLX LP	4.875%	12/1/24	300	310

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	MPLX LP	4.875%	6/1/25	100	103
	MPLX LP	4.125%	3/1/27	300	287
	MPLX LP	4.000%	3/15/28	250	237
	MPLX LP	4.500%	4/15/38	300	277
	MPLX LP	5.200%	3/1/47	150	148
	MPLX LP	4.700%	4/15/48	275	254
	MPLX LP	4.900%	4/15/58	150	133
	National Fuel Gas Co.	3.750%	3/1/23	275	271
	National Oilwell Varco Inc.	2.600%	12/1/22	125	119
	National Oilwell Varco Inc.	3.950%	12/1/42	125	106
	Noble Energy Inc.	4.150%	12/15/21	200	203
	Noble Energy Inc.	3.850%	1/15/28	100	96
	Noble Energy Inc.	6.000%	3/1/41	100	110
	Noble Energy Inc.	5.250%	11/15/43	375	380
	Noble Energy Inc.	5.050%	11/15/44	150	149
	Noble Energy Inc.	4.950%	8/15/47	100	100
	Occidental Petroleum Corp.	4.100%	2/1/21	350	358
	Occidental Petroleum Corp.	2.700%	2/15/23	250	243
	Occidental Petroleum Corp.	3.500%	6/15/25	250	247
	Occidental Petroleum Corp.	3.400%	4/15/26	250	243
	Occidental Petroleum Corp.	4.625%	6/15/45	100	104
	Occidental Petroleum Corp.	4.400%	4/15/46	500	507
	ONEOK Inc.	7.500%	9/1/23	100	115
	ONEOK Inc.	4.000%	7/13/27	50	48
	ONEOK Inc.	4.550%	7/15/28	100	100
	ONEOK Inc.	4.950%	7/13/47	200	196
	ONEOK Inc.	5.200%	7/15/48	25	25
	ONEOK Partners LP	3.375%	10/1/22	400	394
	ONEOK Partners LP	6.650%	10/1/36	300	354
	ONEOK Partners LP	6.850%	10/15/37	300	358
	ONEOK Partners LP	6.125%	2/1/41	150	165
[9]	Patterson-UTI Energy Inc.	3.950%	2/1/28	105	98
	Petro-Canada	6.800%	5/15/38	225	286
	Phillips 66	4.300%	4/1/22	275	283
	Phillips 66	3.900%	3/15/28	300	293
	Phillips 66	4.650%	11/15/34	200	201
	Phillips 66	5.875%	5/1/42	175	203
	Phillips 66	4.875%	11/15/44	299	309
	Phillips 66 Partners LP	2.646%	2/15/20	35	35
	Phillips 66 Partners LP	3.605%	2/15/25	125	119
	Phillips 66 Partners LP	3.750%	3/1/28	50	47
	Phillips 66 Partners LP	4.680%	2/15/45	75	70
	Phillips 66 Partners LP	4.900%	10/1/46	200	192
	Pioneer Natural Resources Co.	3.950%	7/15/22	200	202
	Pioneer Natural Resources Co.	4.450%	1/15/26	300	308
	Plains All American Pipeline LP /
	PAA Finance Corp.	3.650%	6/1/22	100	98
	Plains All American Pipeline LP /
	PAA Finance Corp.	2.850%	1/31/23	314	296
	Plains All American Pipeline LP /
	PAA Finance Corp.	3.600%	11/1/24	790	749
	Plains All American Pipeline LP /
	PAA Finance Corp.	4.500%	12/15/26	100	98
	Plains All American Pipeline LP /
	PAA Finance Corp.	4.300%	1/31/43	225	185
	Plains All American Pipeline LP /
	PAA Finance Corp.	4.700%	6/15/44	200	175
	Regency Energy Partners LP /
	Regency Energy Finance Corp.	5.875%	3/1/22	300	317
	Regency Energy Partners LP /
	Regency Energy Finance Corp.	5.000%	10/1/22	200	206
	Regency Energy Partners LP /
	Regency Energy Finance Corp.	4.500%	11/1/23	100	101
	Sabine Pass Liquefaction LLC	5.625%	2/1/21	500	523
	Sabine Pass Liquefaction LLC	6.250%	3/15/22	325	349
	Sabine Pass Liquefaction LLC	5.625%	4/15/23	475	502
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	500	534
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	400	425
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	500	534
	Sabine Pass Liquefaction LLC	5.000%	3/15/27	200	204

	Sabine Pass Liquefaction LLC	4.200%	3/15/28	100	96
	Schlumberger Investment SA	3.650%	12/1/23	325	327
	Shell International Finance BV	1.375%	9/12/19	200	197
	Shell International Finance BV	4.300%	9/22/19	550	560
	Shell International Finance BV	4.375%	3/25/20	325	333
	Shell International Finance BV	2.125%	5/11/20	450	444
	Shell International Finance BV	2.250%	11/10/20	100	98
	Shell International Finance BV	1.875%	5/10/21	200	194
	Shell International Finance BV	1.750%	9/12/21	200	192
	Shell International Finance BV	2.250%	1/6/23	100	96
	Shell International Finance BV	3.400%	8/12/23	75	75
	Shell International Finance BV	3.250%	5/11/25	200	196
	Shell International Finance BV	2.875%	5/10/26	500	475
	Shell International Finance BV	2.500%	9/12/26	900	830
	Shell International Finance BV	4.125%	5/11/35	500	506
	Shell International Finance BV	6.375%	12/15/38	475	611
	Shell International Finance BV	5.500%	3/25/40	125	146
	Shell International Finance BV	4.550%	8/12/43	300	315
	Shell International Finance BV	4.375%	5/11/45	400	408
	Shell International Finance BV	4.000%	5/10/46	700	675
	Shell International Finance BV	3.750%	9/12/46	200	185
	Spectra Energy Partners LP	4.750%	3/15/24	600	612
	Spectra Energy Partners LP	3.500%	3/15/25	50	47
	Spectra Energy Partners LP	4.500%	3/15/45	250	231
	Suncor Energy Inc.	3.600%	12/1/24	100	99
	Suncor Energy Inc.	5.950%	12/1/34	75	87
	Suncor Energy Inc.	6.500%	6/15/38	525	647
	Suncor Energy Inc.	4.000%	11/15/47	150	140
	Sunoco Logistics Partners
	Operations LP	4.400%	4/1/21	425	432
	Sunoco Logistics Partners
	Operations LP	3.450%	1/15/23	50	49
	Sunoco Logistics Partners
	Operations LP	4.250%	4/1/24	75	74
	Sunoco Logistics Partners
	Operations LP	4.000%	10/1/27	150	140
	Sunoco Logistics Partners
	Operations LP	4.950%	1/15/43	175	151
	Sunoco Logistics Partners
	Operations LP	5.300%	4/1/44	325	293
	Sunoco Logistics Partners
	Operations LP	5.400%	10/1/47	300	275
	TC PipeLines LP	3.900%	5/25/27	50	47
	TechnipFMC plc	3.450%	10/1/22	75	73
	Total Capital Canada Ltd.	2.750%	7/15/23	125	121
	Total Capital International SA	2.750%	6/19/21	300	298
	Total Capital International SA	2.875%	2/17/22	300	297
	Total Capital International SA	2.700%	1/25/23	50	49
	Total Capital International SA	3.700%	1/15/24	525	529
	Total Capital SA	4.450%	6/24/20	375	385
	Total Capital SA	4.125%	1/28/21	125	128
	TransCanada PipeLines Ltd.	2.125%	11/15/19	100	99
	TransCanada PipeLines Ltd.	3.800%	10/1/20	175	177
	TransCanada PipeLines Ltd.	2.500%	8/1/22	500	480
	TransCanada PipeLines Ltd.	4.875%	1/15/26	100	104
	TransCanada PipeLines Ltd.	4.250%	5/15/28	150	151
	TransCanada PipeLines Ltd.	4.625%	3/1/34	250	251
	TransCanada PipeLines Ltd.	5.600%	3/31/34	150	162
	TransCanada PipeLines Ltd.	5.850%	3/15/36	300	333
	TransCanada PipeLines Ltd.	6.200%	10/15/37	475	543
	TransCanada PipeLines Ltd.	4.750%	5/15/38	150	150
	TransCanada PipeLines Ltd.	5.000%	10/16/43	150	152
	TransCanada PipeLines Ltd.	4.875%	5/15/48	200	204
[9]	Transcontinental Gas Pipe Line Co. LLC	4.000%	3/15/28	100	98
[9]	Transcontinental Gas Pipe Line Co. LLC	4.600%	3/15/48	100	97
	Valero Energy Corp.	6.125%	2/1/20	75	78
	Valero Energy Corp.	4.350%	6/1/28	150	150
	Valero Energy Corp.	7.500%	4/15/32	725	925
	Valero Energy Partners LP	4.375%	12/15/26	100	98
	Valero Energy Partners LP	4.500%	3/15/28	75	74

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Western Gas Partners LP	5.375%	6/1/21	300	311
	Western Gas Partners LP	4.500%	3/1/28	50	48
	Western Gas Partners LP	5.450%	4/1/44	350	329
	Western Gas Partners LP	5.300%	3/1/48	100	93
	Williams Partners LP	5.250%	3/15/20	475	489
	Williams Partners LP	4.125%	11/15/20	275	278
	Williams Partners LP	3.600%	3/15/22	475	473
	Williams Partners LP	3.350%	8/15/22	125	122
	Williams Partners LP	3.900%	1/15/25	325	315
	Williams Partners LP	3.750%	6/15/27	500	472
	Williams Partners LP	6.300%	4/15/40	100	111
	Williams Partners LP	5.400%	3/4/44	400	412
	Williams Partners LP	5.100%	9/15/45	350	347
	Williams Partners LP	4.850%	3/1/48	100	95

	Other Industrial (0.1%)
	California Institute of Technology GO	4.321%	8/1/45	70	74
	California Institute of Technology GO	4.700%	11/1/11	50	53
	CBRE Services Inc.	5.250%	3/15/25	100	105
	CBRE Services Inc.	4.875%	3/1/26	125	129
	Cintas Corp. No 2	2.900%	4/1/22	100	98
	Cintas Corp. No 2	3.250%	6/1/22	75	75
	Cintas Corp. No 2	3.700%	4/1/27	175	172
	Fluor Corp.	3.375%	9/15/21	75	75
	Fluor Corp.	3.500%	12/15/24	250	245
[4]	Johns Hopkins University Maryland GO	4.083%	7/1/53	25	26
[4]	Massachusetts Institute of Technology
	GO	3.959%	7/1/38	125	129
	Massachusetts Institute of Technology
	GO	5.600%	7/1/11	130	167
	Massachusetts Institute of Technology
	GO	4.678%	7/1/14	175	192
[4]	Northwestern University Illinois GO	4.643%	12/1/44	75	87
[4]	Northwestern University Illinois GO	3.662%	12/1/57	75	72
[4]	University of Notre Dame du Lac	3.438%	2/15/45	100	95
	University of Notre Dame du Lac	3.394%	2/15/48	125	117
	University of Pennsylvania GO	4.674%	9/1/12	50	54
[4]	University of Southern California GO	3.028%	10/1/39	100	91
[4]	University of Southern California GO	3.841%	10/1/47	200	199

	Technology (2.3%)
	Adobe Systems Inc.	4.750%	2/1/20	175	180
	Adobe Systems Inc.	3.250%	2/1/25	200	197
	Alphabet Inc.	3.625%	5/19/21	150	153
	Altera Corp.	4.100%	11/15/23	75	78
	Amphenol Corp.	2.200%	4/1/20	50	49
	Amphenol Corp.	3.125%	9/15/21	100	99
	Amphenol Corp.	3.200%	4/1/24	50	48
	Analog Devices Inc.	2.850%	3/12/20	100	100
	Analog Devices Inc.	2.875%	6/1/23	450	434
	Analog Devices Inc.	3.500%	12/5/26	200	191
	Apple Inc.	1.100%	8/2/19	275	271
	Apple Inc.	1.500%	9/12/19	300	296
	Apple Inc.	1.800%	11/13/19	200	198
	Apple Inc.	1.550%	2/7/20	250	246
	Apple Inc.	1.900%	2/7/20	175	173
	Apple Inc.	1.800%	5/11/20	175	172
	Apple Inc.	2.000%	11/13/20	225	221
	Apple Inc.	2.250%	2/23/21	750	737
	Apple Inc.	2.850%	5/6/21	875	873
	Apple Inc.	1.550%	8/4/21	375	359
	Apple Inc.	2.150%	2/9/22	225	218
	Apple Inc.	2.500%	2/9/22	300	294
	Apple Inc.	2.300%	5/11/22	200	194
	Apple Inc.	2.700%	5/13/22	250	246
	Apple Inc.	2.400%	1/13/23	125	121
	Apple Inc.	2.850%	2/23/23	300	295
	Apple Inc.	2.400%	5/3/23	1,115	1,072
	Apple Inc.	3.000%	2/9/24	800	783
	Apple Inc.	3.450%	5/6/24	75	75
	Apple Inc.	2.850%	5/11/24	560	541

Apple Inc.	2.750%	1/13/25	275	262
Apple Inc.	2.500%	2/9/25	300	282
Apple Inc.	3.250%	2/23/26	705	687
Apple Inc.	2.450%	8/4/26	450	412
Apple Inc.	3.350%	2/9/27	375	366
Apple Inc.	3.200%	5/11/27	400	386
Apple Inc.	2.900%	9/12/27	375	352
Apple Inc.	3.000%	11/13/27	275	261
Apple Inc.	4.500%	2/23/36	225	241
Apple Inc.	3.850%	5/4/43	450	427
Apple Inc.	4.450%	5/6/44	200	208
Apple Inc.	3.450%	2/9/45	225	200
Apple Inc.	4.375%	5/13/45	225	232
Apple Inc.	4.650%	2/23/46	1,050	1,130
Apple Inc.	3.850%	8/4/46	375	355
Apple Inc.	4.250%	2/9/47	200	202
Apple Inc.	3.750%	9/12/47	525	489
Applied Materials Inc.	2.625%	10/1/20	125	124
Applied Materials Inc.	4.300%	6/15/21	125	129
Applied Materials Inc.	3.900%	10/1/25	145	147
Applied Materials Inc.	3.300%	4/1/27	200	194
Applied Materials Inc.	5.100%	10/1/35	100	110
Applied Materials Inc.	5.850%	6/15/41	125	150
Applied Materials Inc.	4.350%	4/1/47	175	174
Arrow Electronics Inc.	3.500%	4/1/22	75	74
Arrow Electronics Inc.	4.500%	3/1/23	50	51
Arrow Electronics Inc.	3.250%	9/8/24	100	93
Arrow Electronics Inc.	4.000%	4/1/25	50	49
Arrow Electronics Inc.	3.875%	1/12/28	100	94
Autodesk Inc.	3.125%	6/15/20	100	100
Autodesk Inc.	3.600%	12/15/22	25	25
Autodesk Inc.	4.375%	6/15/25	100	100
Autodesk Inc.	3.500%	6/15/27	75	70
Avnet Inc.	5.875%	6/15/20	200	208
Avnet Inc.	4.875%	12/1/22	75	77
Avnet Inc.	4.625%	4/15/26	100	99
Baidu Inc.	3.500%	11/28/22	275	271
Baidu Inc.	3.875%	9/29/23	200	199
Baidu Inc.	3.625%	7/6/27	200	188
Baidu Inc.	4.375%	3/29/28	100	99
Broadcom Corp. / Broadcom Cayman
Finance Ltd.	2.375%	1/15/20	500	493
Broadcom Corp. / Broadcom Cayman
Finance Ltd.	2.200%	1/15/21	150	145
Broadcom Corp. / Broadcom Cayman
Finance Ltd.	3.000%	1/15/22	850	827
Broadcom Corp. / Broadcom Cayman
Finance Ltd.	2.650%	1/15/23	250	235
Broadcom Corp. / Broadcom Cayman
Finance Ltd.	3.625%	1/15/24	475	460
Broadcom Corp. / Broadcom Cayman
Finance Ltd.	3.125%	1/15/25	380	352
Broadcom Corp. / Broadcom Cayman
Finance Ltd.	3.875%	1/15/27	1,200	1,133
Broadridge Financial Solutions Inc.	3.950%	9/1/20	75	76
Broadridge Financial Solutions Inc.	3.400%	6/27/26	100	95
CA Inc.	5.375%	12/1/19	175	180
CA Inc.	3.600%	8/1/20	100	100
CA Inc.	4.700%	3/15/27	100	100
Cadence Design Systems Inc.	4.375%	10/15/24	100	101
Cisco Systems Inc.	4.450%	1/15/20	825	846
Cisco Systems Inc.	2.200%	2/28/21	600	589
Cisco Systems Inc.	2.900%	3/4/21	75	75
Cisco Systems Inc.	3.000%	6/15/22	125	124
Cisco Systems Inc.	2.200%	9/20/23	150	142
Cisco Systems Inc.	3.625%	3/4/24	125	127
Cisco Systems Inc.	2.950%	2/28/26	100	96
Cisco Systems Inc.	2.500%	9/20/26	225	208
Cisco Systems Inc.	5.900%	2/15/39	425	523
Cisco Systems Inc.	5.500%	1/15/40	375	447
Citrix Systems Inc.	4.500%	12/1/27	150	145

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Corning Inc.	2.900%	5/15/22	175	172
	Corning Inc.	5.750%	8/15/40	75	86
	Corning Inc.	4.375%	11/15/57	150	131
[9]	Dell International LLC / EMC Corp.	5.450%	6/15/23	700	733
[9]	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	4.420%	6/15/21	900	913
[9]	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	6.020%	6/15/26	1,050	1,104
[9]	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	8.100%	7/15/36	310	362
[9]	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	8.350%	7/15/46	400	482
	DXC Technology Co.	2.875%	3/27/20	100	99
	DXC Technology Co.	4.250%	4/15/24	100	100
	DXC Technology Co.	4.750%	4/15/27	200	202
	Equifax Inc.	2.300%	6/1/21	200	193
	Equifax Inc.	3.600%	8/15/21	25	25
	Equifax Inc.	3.950%	6/15/23	50	50
	Fidelity National Information Services
	Inc.	3.625%	10/15/20	237	239
	Fidelity National Information Services
	Inc.	2.250%	8/15/21	250	241
	Fidelity National Information Services
	Inc.	3.500%	4/15/23	143	141
	Fidelity National Information Services
	Inc.	5.000%	10/15/25	174	183
	Fidelity National Information Services
	Inc.	3.000%	8/15/26	250	229
	Fidelity National Information Services
	Inc.	4.500%	8/15/46	100	93
	Fiserv Inc.	2.700%	6/1/20	175	173
	Fiserv Inc.	3.500%	10/1/22	150	149
	Fiserv Inc.	3.850%	6/1/25	200	199
	Flex Ltd.	4.625%	2/15/20	185	188
	Hewlett Packard Enterprise Co.	3.600%	10/15/20	575	578
	Hewlett Packard Enterprise Co.	4.400%	10/15/22	350	359
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	500	510
	Hewlett Packard Enterprise Co.	6.200%	10/15/35	100	101
	Hewlett Packard Enterprise Co.	6.350%	10/15/45	375	370
	HP Inc.	3.750%	12/1/20	53	53
	HP Inc.	4.050%	9/15/22	100	101
	HP Inc.	6.000%	9/15/41	100	101
	IBM Credit LLC	2.650%	2/5/21	150	148
	IBM Credit LLC	2.200%	9/8/22	100	96
	IBM Credit LLC	3.000%	2/6/23	150	146
	Intel Corp.	1.850%	5/11/20	175	172
	Intel Corp.	2.450%	7/29/20	300	298
	Intel Corp.	1.700%	5/19/21	100	96
	Intel Corp.	3.300%	10/1/21	100	101
	Intel Corp.	2.350%	5/11/22	150	146
	Intel Corp.	3.100%	7/29/22	175	175
	Intel Corp.	2.700%	12/15/22	275	269
	Intel Corp.	2.875%	5/11/24	500	484
	Intel Corp.	3.700%	7/29/25	200	202
	Intel Corp.	2.600%	5/19/26	230	214
	Intel Corp.	4.000%	12/15/32	150	153
	Intel Corp.	4.800%	10/1/41	162	179
	Intel Corp.	4.100%	5/19/46	250	250
	Intel Corp.	3.734%	12/8/47	874	823
	International Business Machines Corp.	1.900%	1/27/20	1,000	986
	International Business Machines Corp.	1.625%	5/15/20	225	220
	International Business Machines Corp.	2.900%	11/1/21	25	25
	International Business Machines Corp.	2.500%	1/27/22	585	572
	International Business Machines Corp.	1.875%	8/1/22	150	142
	International Business Machines Corp.	2.875%	11/9/22	240	236
	International Business Machines Corp.	3.625%	2/12/24	450	453
	International Business Machines Corp.	7.000%	10/30/25	300	361
	International Business Machines Corp.	3.450%	2/19/26	485	477
	International Business Machines Corp.	6.220%	8/1/27	75	89
	International Business Machines Corp.	6.500%	1/15/28	75	91
	International Business Machines Corp.	5.600%	11/30/39	148	176

International Business Machines Corp.	4.000%	6/20/42	358	349
Jabil Inc.	5.625%	12/15/20	100	104
Jabil Inc.	3.950%	1/12/28	100	95
Juniper Networks Inc.	3.300%	6/15/20	200	199
Juniper Networks Inc.	4.600%	3/15/21	50	51
Juniper Networks Inc.	4.350%	6/15/25	50	50
Juniper Networks Inc.	5.950%	3/15/41	25	25
Keysight Technologies Inc.	3.300%	10/30/19	100	100
Keysight Technologies Inc.	4.550%	10/30/24	125	127
Keysight Technologies Inc.	4.600%	4/6/27	125	126
KLA-Tencor Corp.	4.125%	11/1/21	100	102
KLA-Tencor Corp.	4.650%	11/1/24	250	258
Lam Research Corp.	2.750%	3/15/20	100	99
Lam Research Corp.	2.800%	6/15/21	125	123
Lam Research Corp.	3.800%	3/15/25	100	100
Marvell Technology Group Ltd.	4.200%	6/22/23	100	100
Marvell Technology Group Ltd.	4.875%	6/22/28	125	124
Maxim Integrated Products Inc.	3.375%	3/15/23	25	25
Maxim Integrated Products Inc.	3.450%	6/15/27	150	142
Microsoft Corp.	1.100%	8/8/19	640	630
Microsoft Corp.	3.000%	10/1/20	225	226
Microsoft Corp.	2.000%	11/3/20	675	664
Microsoft Corp.	1.550%	8/8/21	525	504
Microsoft Corp.	2.400%	2/6/22	325	318
Microsoft Corp.	2.375%	2/12/22	450	440
Microsoft Corp.	2.650%	11/3/22	275	271
Microsoft Corp.	2.125%	11/15/22	200	192
Microsoft Corp.	2.375%	5/1/23	75	72
Microsoft Corp.	2.000%	8/8/23	300	283
Microsoft Corp.	3.625%	12/15/23	300	307
Microsoft Corp.	2.875%	2/6/24	600	588
Microsoft Corp.	2.700%	2/12/25	250	240
Microsoft Corp.	3.125%	11/3/25	850	835
Microsoft Corp.	2.400%	8/8/26	850	785
Microsoft Corp.	3.300%	2/6/27	675	666
Microsoft Corp.	3.500%	2/12/35	325	315
Microsoft Corp.	4.200%	11/3/35	175	184
Microsoft Corp.	3.450%	8/8/36	625	598
Microsoft Corp.	4.100%	2/6/37	500	517
Microsoft Corp.	4.500%	10/1/40	100	109
Microsoft Corp.	5.300%	2/8/41	50	60
Microsoft Corp.	3.500%	11/15/42	280	262
Microsoft Corp.	3.750%	5/1/43	95	93
Microsoft Corp.	4.875%	12/15/43	150	170
Microsoft Corp.	3.750%	2/12/45	350	341
Microsoft Corp.	4.450%	11/3/45	575	622
Microsoft Corp.	3.700%	8/8/46	875	845
Microsoft Corp.	4.250%	2/6/47	825	874
Microsoft Corp.	4.000%	2/12/55	450	446
Microsoft Corp.	4.750%	11/3/55	175	198
Microsoft Corp.	4.500%	2/6/57	400	432
Motorola Solutions Inc.	3.500%	9/1/21	150	148
Motorola Solutions Inc.	3.750%	5/15/22	200	198
Motorola Solutions Inc.	3.500%	3/1/23	125	121
Motorola Solutions Inc.	4.600%	2/23/28	175	173
Motorola Solutions Inc.	5.500%	9/1/44	75	70
NetApp Inc.	2.000%	9/27/19	75	74
NetApp Inc.	3.375%	6/15/21	150	149
NetApp Inc.	3.300%	9/29/24	75	72
NVIDIA Corp.	2.200%	9/16/21	200	193
NVIDIA Corp.	3.200%	9/16/26	200	193
Oracle Corp.	5.000%	7/8/19	550	563
Oracle Corp.	2.250%	10/8/19	225	224
Oracle Corp.	1.900%	9/15/21	1,275	1,226
Oracle Corp.	2.500%	5/15/22	250	243
Oracle Corp.	2.400%	9/15/23	750	712
Oracle Corp.	3.400%	7/8/24	450	446
Oracle Corp.	2.950%	11/15/24	425	409
Oracle Corp.	2.950%	5/15/25	825	786
Oracle Corp.	2.650%	7/15/26	1,055	973
Oracle Corp.	3.250%	5/15/30	100	94

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Oracle Corp.	4.300%	7/8/34	325	330
	Oracle Corp.	3.900%	5/15/35	150	145
	Oracle Corp.	3.850%	7/15/36	250	239
	Oracle Corp.	3.800%	11/15/37	350	331
	Oracle Corp.	6.500%	4/15/38	150	191
	Oracle Corp.	6.125%	7/8/39	150	184
	Oracle Corp.	5.375%	7/15/40	600	677
	Oracle Corp.	4.500%	7/8/44	175	177
	Oracle Corp.	4.125%	5/15/45	425	408
	Oracle Corp.	4.000%	7/15/46	575	541
	Oracle Corp.	4.000%	11/15/47	425	401
	Oracle Corp.	4.375%	5/15/55	150	146
	QUALCOMM Inc.	1.850%	5/20/19	250	250
	QUALCOMM Inc.	2.100%	5/20/20	250	250
	QUALCOMM Inc.	2.250%	5/20/20	300	296
	QUALCOMM Inc.	3.000%	5/20/22	350	345
	QUALCOMM Inc.	2.600%	1/30/23	300	287
	QUALCOMM Inc.	2.900%	5/20/24	275	260
	QUALCOMM Inc.	3.450%	5/20/25	400	385
	QUALCOMM Inc.	3.250%	5/20/27	350	326
	QUALCOMM Inc.	4.650%	5/20/35	200	201
	QUALCOMM Inc.	4.800%	5/20/45	275	275
	QUALCOMM Inc.	4.300%	5/20/47	275	256
	salesforce.com Inc.	3.250%	4/11/23	200	199
	salesforce.com Inc.	3.700%	4/11/28	300	298
	Seagate HDD Cayman	4.250%	3/1/22	125	124
	Seagate HDD Cayman	4.750%	6/1/23	150	148
	Seagate HDD Cayman	4.875%	3/1/24	75	73
	Seagate HDD Cayman	4.750%	1/1/25	100	95
	Seagate HDD Cayman	4.875%	6/1/27	175	163
	Seagate HDD Cayman	5.750%	12/1/34	100	90
	Tech Data Corp.	3.700%	2/15/22	50	49
	Tech Data Corp.	4.950%	2/15/27	100	98
	Texas Instruments Inc.	1.650%	8/3/19	425	420
	Texas Instruments Inc.	1.850%	5/15/22	100	95
	Texas Instruments Inc.	2.625%	5/15/24	25	24
	Texas Instruments Inc.	2.900%	11/3/27	150	142
	Texas Instruments Inc.	4.150%	5/15/48	300	304
	Total System Services Inc.	3.800%	4/1/21	130	131
	Total System Services Inc.	3.750%	6/1/23	250	247
	Total System Services Inc.	4.000%	6/1/23	100	100
	Total System Services Inc.	4.800%	4/1/26	150	153
	Total System Services Inc.	4.450%	6/1/28	75	75
	Trimble Inc.	4.150%	6/15/23	50	50
	Trimble Inc.	4.750%	12/1/24	50	51
	Trimble Inc.	4.900%	6/15/28	150	150
	Tyco Electronics Group SA	3.500%	2/3/22	100	100
	Tyco Electronics Group SA	3.450%	8/1/24	125	121
	Tyco Electronics Group SA	3.125%	8/15/27	200	187
	Tyco Electronics Group SA	7.125%	10/1/37	175	237
	Verisk Analytics Inc.	5.800%	5/1/21	75	79
	Verisk Analytics Inc.	4.125%	9/12/22	275	280
	Verisk Analytics Inc.	4.000%	6/15/25	150	148
	Verisk Analytics Inc.	5.500%	6/15/45	50	51
	VMware Inc.	2.300%	8/21/20	250	245
	VMware Inc.	2.950%	8/21/22	300	287
	VMware Inc.	3.900%	8/21/27	250	231
	Xerox Corp.	5.625%	12/15/19	25	26
	Xerox Corp.	2.800%	5/15/20	75	74
	Xerox Corp.	4.500%	5/15/21	110	111
	Xerox Corp.	3.625%	3/15/23	210	201
	Xerox Corp.	6.750%	12/15/39	100	101
	Xilinx Inc.	3.000%	3/15/21	75	74
	Xilinx Inc.	2.950%	6/1/24	150	143

	Transportation (0.6%)
[4]	American Airlines 2011-1 Class A
	Pass Through Trust	5.250%	7/31/22	59	61
[4]	American Airlines 2013-1 Class A
	Pass Through Trust	4.000%	1/15/27	23	23

[4]	American Airlines 2013-2 Class A
	Pass Through Trust	4.950%	7/15/24	35	36
[4]	American Airlines 2014-1 Class A
	Pass Through Trust	3.700%	4/1/28	101	98
[4]	American Airlines 2015-1 Class A
	Pass Through Trust	3.375%	11/1/28	149	143
[4]	American Airlines 2015-2 Class AA
	Pass Through Trust	3.600%	9/22/27	50	48
[4]	American Airlines 2016-1 Class A
	Pass Through Trust	4.100%	1/15/28	70	69
[4]	American Airlines 2016-1 Class AA
	Pass Through Trust	3.575%	1/15/28	139	135
[4]	American Airlines 2016-2 Class A
	Pass Through Trust	3.650%	6/15/28	92	88
[4]	American Airlines 2016-2 Class AA
	Pass Through Trust	3.200%	12/15/29	254	239
[4]	American Airlines 2016-3 Class A
	Pass Through Trust	3.250%	4/15/30	47	45
	American Airlines 2016-3 Class AA
	Pass Through Trust	3.000%	10/15/28	142	133
[4]	American Airlines 2017-1 Class AA
	Pass Through Trust	3.650%	8/15/30	48	47
[4]	American Airlines 2017-2 Class AA
	Pass Through Trust	3.350%	10/15/29	100	96
[4]	BNSF Funding Trust I	6.613%	12/15/55	65	71
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	150	149
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	150	148
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	175	172
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	75	77
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	200	202
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	150	149
	Burlington Northern Santa Fe LLC	3.000%	4/1/25	100	96
	Burlington Northern Santa Fe LLC	3.650%	9/1/25	75	75
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	525	508
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	125	153
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	125	137
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	250	287
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	250	253
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	200	201
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	125	127
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	125	139
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	100	108
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	150	155
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	125	122
	Burlington Northern Santa Fe LLC	4.700%	9/1/45	75	79
	Burlington Northern Santa Fe LLC	3.900%	8/1/46	150	141
	Burlington Northern Santa Fe LLC	4.125%	6/15/47	125	122
	Burlington Northern Santa Fe LLC	4.050%	6/15/48	225	217
	Canadian National Railway Co.	2.400%	2/3/20	175	174
	Canadian National Railway Co.	2.850%	12/15/21	75	74
	Canadian National Railway Co.	6.250%	8/1/34	75	95
	Canadian National Railway Co.	6.200%	6/1/36	75	93
	Canadian National Railway Co.	6.375%	11/15/37	100	128
	Canadian National Railway Co.	3.200%	8/2/46	50	43
	Canadian National Railway Co.	3.650%	2/3/48	100	93
	Canadian Pacific Railway Co.	9.450%	8/1/21	50	59
	Canadian Pacific Railway Co.	4.450%	3/15/23	225	234
	Canadian Pacific Railway Co.	7.125%	10/15/31	100	127
	Canadian Pacific Railway Co.	5.950%	5/15/37	450	541
	Canadian Pacific Railway Co.	5.750%	1/15/42	115	136
	Canadian Pacific Railway Co.	6.125%	9/15/15	70	84
[4]	Continental Airlines 2007-1 Class A
	Pass Through Trust	5.983%	10/19/23	53	56
[4]	Continental Airlines 2009-2 Class A
	Pass Through Trust	7.250%	5/10/21	91	96
[4]	Continental Airlines 2012-2 Class A
	Pass Through Trust	4.000%	4/29/26	39	39
	CSX Corp.	4.250%	6/1/21	25	26
	CSX Corp.	3.350%	11/1/25	150	145
	CSX Corp.	3.250%	6/1/27	150	141
	CSX Corp.	3.800%	3/1/28	350	341
		383

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	CSX Corp.	6.220%	4/30/40	152	184
	CSX Corp.	5.500%	4/15/41	225	249
	CSX Corp.	4.750%	5/30/42	210	214
	CSX Corp.	4.100%	3/15/44	150	140
	CSX Corp.	4.300%	3/1/48	250	238
	CSX Corp.	3.950%	5/1/50	125	110
	CSX Corp.	4.500%	8/1/54	25	24
	CSX Corp.	4.250%	11/1/66	150	130
	CSX Corp.	4.650%	3/1/68	100	93
[4]	Delta Air Lines 2007-1 Class A Pass
	Through Trust	6.821%	2/10/24	117	128
[4]	Delta Air Lines 2009-1 Class A Pass
	Through Trust	7.750%	6/17/21	33	35
[4]	Delta Air Lines 2010-2 Class A Pass
	Through Trust	4.950%	11/23/20	24	24
[4]	Delta Air Lines 2015-1 Class AA Pass
	Through Trust	3.625%	7/30/27	45	44
	Delta Air Lines Inc.	2.875%	3/13/20	100	99
	Delta Air Lines Inc.	2.600%	12/4/20	125	122
	Delta Air Lines Inc.	3.400%	4/19/21	125	124
	Delta Air Lines Inc.	3.625%	3/15/22	175	172
	Delta Air Lines Inc.	3.800%	4/19/23	125	124
	Delta Air Lines Inc.	4.375%	4/19/28	100	96
	FedEx Corp.	2.625%	8/1/22	100	97
	FedEx Corp.	4.000%	1/15/24	125	127
	FedEx Corp.	3.200%	2/1/25	150	145
	FedEx Corp.	3.250%	4/1/26	100	96
	FedEx Corp.	3.300%	3/15/27	100	95
	FedEx Corp.	3.900%	2/1/35	200	186
	FedEx Corp.	3.875%	8/1/42	125	111
	FedEx Corp.	4.100%	4/15/43	75	69
	FedEx Corp.	5.100%	1/15/44	150	157
	FedEx Corp.	4.750%	11/15/45	250	249
	FedEx Corp.	4.550%	4/1/46	225	217
	FedEx Corp.	4.400%	1/15/47	125	118
	FedEx Corp.	4.050%	2/15/48	200	179
	FedEx Corp.	4.500%	2/1/65	60	54
	JB Hunt Transport Services Inc.	3.300%	8/15/22	100	99
	Kansas City Southern	3.000%	5/15/23	750	719
	Kansas City Southern	4.300%	5/15/43	75	69
	Kansas City Southern	4.950%	8/15/45	125	126
	Kansas City Southern	4.700%	5/1/48	100	97
	Kirby Corp.	4.200%	3/1/28	100	99
[4]	Latam Airlines 2015-1 Pass Through
	Trust A	4.200%	8/15/29	109	103
	Norfolk Southern Corp.	3.000%	4/1/22	225	222
	Norfolk Southern Corp.	2.903%	2/15/23	48	47
	Norfolk Southern Corp.	5.590%	5/17/25	50	54
	Norfolk Southern Corp.	7.800%	5/15/27	60	76
	Norfolk Southern Corp.	3.150%	6/1/27	250	234
	Norfolk Southern Corp.	4.837%	10/1/41	113	118
	Norfolk Southern Corp.	4.450%	6/15/45	75	75
	Norfolk Southern Corp.	4.650%	1/15/46	75	77
	Norfolk Southern Corp.	4.050%	8/15/52	239	220
	Norfolk Southern Corp.	6.000%	3/15/05	59	68
	Ryder System Inc.	2.650%	3/2/20	25	25
	Ryder System Inc.	2.500%	5/11/20	50	49
	Ryder System Inc.	2.250%	9/1/21	50	48
	Ryder System Inc.	3.400%	3/1/23	75	74
	Ryder System Inc.	3.750%	6/9/23	225	225
	Southwest Airlines Co.	2.750%	11/6/19	50	50
	Southwest Airlines Co.	2.650%	11/5/20	125	123
	Southwest Airlines Co.	3.000%	11/15/26	100	92
	Southwest Airlines Co.	3.450%	11/16/27	50	48
[4]	Southwest Airlines Co. 2007-1 Pass
	Through Trust	6.150%	2/1/24	28	29
[4]	Spirit Airlines Class A Pass Through
	Certificates Series 2015-1	4.100%	10/1/29	22	21
	Trinity Industries Inc.	4.550%	10/1/24	60	57
	Union Pacific Corp.	2.250%	6/19/20	225	221

	Union Pacific Corp.	3.200%	6/8/21	100	100
	Union Pacific Corp.	4.163%	7/15/22	534	551
	Union Pacific Corp.	2.950%	1/15/23	25	24
	Union Pacific Corp.	3.500%	6/8/23	150	150
	Union Pacific Corp.	3.250%	1/15/25	200	194
	Union Pacific Corp.	3.750%	7/15/25	125	125
	Union Pacific Corp.	3.250%	8/15/25	50	48
	Union Pacific Corp.	2.750%	3/1/26	75	70
	Union Pacific Corp.	3.950%	9/10/28	200	200
	Union Pacific Corp.	3.375%	2/1/35	100	90
	Union Pacific Corp.	3.600%	9/15/37	290	265
	Union Pacific Corp.	4.375%	9/10/38	125	126
	Union Pacific Corp.	4.050%	11/15/45	150	143
	Union Pacific Corp.	4.500%	9/10/48	100	101
	Union Pacific Corp.	3.799%	10/1/51	560	495
	Union Pacific Corp.	3.875%	2/1/55	100	87
	Union Pacific Corp.	4.375%	11/15/65	135	124
	Union Pacific Corp.	4.100%	9/15/67	100	87
[4]	United Airlines 2013-1 Class A Pass
	Through Trust	4.300%	2/15/27	62	63
[4]	United Airlines 2014-1 Class A Pass
	Through Trust	4.000%	10/11/27	83	83
[4]	United Airlines 2015-1 Class A Pass
	Through Trust	3.700%	6/1/24	60	59
[4]	United Airlines 2015-1 Class AA Pass
	Through Trust	3.450%	12/1/27	158	152
[4]	United Airlines 2016-1 Class A Pass
	Through Trust	3.450%	1/7/30	49	47
[4]	United Airlines 2016-1 Class AA Pass
	Through Trust	3.100%	7/7/28	389	367
[4]	United Airlines 2016-2 Class A Pass
	Through Trust	3.100%	10/7/28	49	45
[4]	United Airlines 2016-2 Class AA Pass
	Through Trust	2.875%	10/7/28	73	68
	United Parcel Service Inc.	3.125%	1/15/21	250	251
	United Parcel Service Inc.	2.050%	4/1/21	150	146
	United Parcel Service Inc.	2.450%	10/1/22	550	532
	United Parcel Service Inc.	2.500%	4/1/23	200	193
	United Parcel Service Inc.	2.800%	11/15/24	400	383
	United Parcel Service Inc.	2.400%	11/15/26	150	136
	United Parcel Service Inc.	3.050%	11/15/27	200	190
	United Parcel Service Inc.	6.200%	1/15/38	278	348
	United Parcel Service Inc.	4.875%	11/15/40	75	82
	United Parcel Service Inc.	3.625%	10/1/42	75	69
	United Parcel Service Inc.	3.400%	11/15/46	85	73
	United Parcel Service Inc.	3.750%	11/15/47	200	184
[4]	US Airways 2012-2 Class A Pass
	Through Trust	4.625%	12/3/26	34	35
[4]	US Airways 2013-1 Class A Pass
	Through Trust	3.950%	5/15/27	74	74
					563,586
Utilities (2.0%)
	Electric (1.8%)
	AEP Texas Inc.	2.400%	10/1/22	75	72
[9]	AEP Texas Inc.	3.950%	6/1/28	100	100
	AEP Texas Inc.	3.800%	10/1/47	50	47
	AEP Transmission Co. LLC	4.000%	12/1/46	75	73
	AEP Transmission Co. LLC	3.750%	12/1/47	100	92
	Alabama Power Co.	6.125%	5/15/38	50	62
	Alabama Power Co.	3.850%	12/1/42	25	24
	Alabama Power Co.	4.150%	8/15/44	75	74
	Alabama Power Co.	3.750%	3/1/45	150	139
	Alabama Power Co.	4.300%	1/2/46	250	251
	Alabama Power Co.	3.700%	12/1/47	100	93
	Alabama Power Co.	4.300%	7/15/48	100	102
	Ameren Corp.	2.700%	11/15/20	100	99
	Ameren Corp.	3.650%	2/15/26	80	77
	Ameren Illinois Co.	2.700%	9/1/22	250	243
	Ameren Illinois Co.	3.800%	5/15/28	75	75
	Ameren Illinois Co.	3.700%	12/1/47	150	140

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
American Electric Power Co. Inc.	2.150%	11/13/20	75	73
American Electric Power Co. Inc.	2.950%	12/15/22	25	24
American Electric Power Co. Inc.	3.200%	11/13/27	75	70
Appalachian Power Co.	4.600%	3/30/21	50	51
Appalachian Power Co.	3.300%	6/1/27	500	480
Arizona Public Service Co.	3.150%	5/15/25	100	97
Arizona Public Service Co.	2.950%	9/15/27	50	47
Arizona Public Service Co.	4.500%	4/1/42	25	26
Arizona Public Service Co.	4.350%	11/15/45	125	127
Arizona Public Service Co.	3.750%	5/15/46	125	117
Avangrid Inc.	3.150%	12/1/24	140	135
Avista Corp.	4.350%	6/1/48	75	76
Baltimore Gas & Electric Co.	3.500%	11/15/21	350	353
Baltimore Gas & Electric Co.	2.400%	8/15/26	50	45
Baltimore Gas & Electric Co.	3.500%	8/15/46	100	89
Baltimore Gas & Electric Co.	3.750%	8/15/47	125	116
Berkshire Hathaway Energy Co.	2.375%	1/15/21	100	98
Berkshire Hathaway Energy Co.	2.800%	1/15/23	125	122
Berkshire Hathaway Energy Co.	3.750%	11/15/23	100	101
Berkshire Hathaway Energy Co.	3.500%	2/1/25	100	99
Berkshire Hathaway Energy Co.	3.250%	4/15/28	125	119
Berkshire Hathaway Energy Co.	6.125%	4/1/36	100	123
Berkshire Hathaway Energy Co.	5.950%	5/15/37	225	274
Berkshire Hathaway Energy Co.	6.500%	9/15/37	200	257
Berkshire Hathaway Energy Co.	5.150%	11/15/43	150	167
Berkshire Hathaway Energy Co.	4.500%	2/1/45	150	153
Berkshire Hathaway Energy Co.	3.800%	7/15/48	50	46
Black Hills Corp.	3.950%	1/15/26	75	74
Black Hills Corp.	3.150%	1/15/27	75	70
Black Hills Corp.	4.200%	9/15/46	100	96
CenterPoint Energy Houston Electric
LLC	1.850%	6/1/21	250	240
CenterPoint Energy Houston Electric
LLC	2.400%	9/1/26	300	272
CenterPoint Energy Houston Electric
LLC	6.950%	3/15/33	50	65
CenterPoint Energy Houston Electric
LLC	3.950%	3/1/48	75	73
CenterPoint Energy Inc.	2.500%	9/1/22	100	96
Cleco Corporate Holdings LLC	3.743%	5/1/26	100	94
Cleco Corporate Holdings LLC	4.973%	5/1/46	125	122
Cleveland Electric Illuminating Co.	5.500%	8/15/24	225	246
Cleveland Electric Illuminating Co.	5.950%	12/15/36	75	88
CMS Energy Corp.	5.050%	3/15/22	25	26
CMS Energy Corp.	3.000%	5/15/26	75	70
CMS Energy Corp.	3.450%	8/15/27	50	48
CMS Energy Corp.	4.875%	3/1/44	75	80
Commonwealth Edison Co.	4.000%	8/1/20	25	25
Commonwealth Edison Co.	2.950%	8/15/27	75	70
Commonwealth Edison Co.	5.900%	3/15/36	150	183
Commonwealth Edison Co.	6.450%	1/15/38	175	229
Commonwealth Edison Co.	4.600%	8/15/43	75	81
Commonwealth Edison Co.	4.700%	1/15/44	175	190
Commonwealth Edison Co.	3.700%	3/1/45	75	70
Commonwealth Edison Co.	3.650%	6/15/46	175	161
Commonwealth Edison Co.	3.750%	8/15/47	100	94
Commonwealth Edison Co.	4.000%	3/1/48	150	146
Connecticut Light & Power Co.	2.500%	1/15/23	125	121
Connecticut Light & Power Co.	3.200%	3/15/27	50	48
Connecticut Light & Power Co.	4.300%	4/15/44	150	155
Connecticut Light & Power Co.	4.000%	4/1/48	125	124
Consolidated Edison Co. of New York
Inc.	4.450%	6/15/20	200	205
Consolidated Edison Co. of New York
Inc.	5.300%	3/1/35	200	228
Consolidated Edison Co. of New York
Inc.	5.850%	3/15/36	275	323
Consolidated Edison Co. of New York
Inc.	6.200%	6/15/36	75	92
Consolidated Edison Co. of New York
Inc.	3.950%	3/1/43	125	118

	Consolidated Edison Co. of New York
	Inc.	4.450%	3/15/44	200	204
	Consolidated Edison Co. of New York
	Inc.	4.500%	12/1/45	375	388
	Consolidated Edison Co. of New York
	Inc.	3.850%	6/15/46	145	135
	Consolidated Edison Co. of New York
	Inc.	3.875%	6/15/47	75	70
	Consolidated Edison Co. of New York
	Inc.	4.000%	11/15/57	75	69
	Consolidated Edison Co. of New York
	Inc.	4.500%	5/15/58	120	120
	Consolidated Edison Inc.	2.000%	3/15/20	75	74
	Consolidated Edison Inc.	2.000%	5/15/21	75	72
	Constellation Energy Group Inc.	5.150%	12/1/20	200	207
	Consumers Energy Co.	3.375%	8/15/23	275	274
	Consumers Energy Co.	3.950%	5/15/43	75	74
	Consumers Energy Co.	3.250%	8/15/46	50	44
	Consumers Energy Co.	3.950%	7/15/47	50	49
	Consumers Energy Co.	4.050%	5/15/48	125	125
	Delmarva Power & Light Co.	3.500%	11/15/23	25	25
	Delmarva Power & Light Co.	4.150%	5/15/45	100	99
	Dominion Energy Inc.	2.500%	12/1/19	50	50
	Dominion Energy Inc.	2.579%	7/1/20	100	99
	Dominion Energy Inc.	3.625%	12/1/24	50	49
	Dominion Energy Inc.	3.900%	10/1/25	125	123
	Dominion Energy Inc.	2.850%	8/15/26	100	91
	Dominion Energy Inc.	4.250%	6/1/28	50	50
	Dominion Energy Inc.	6.300%	3/15/33	75	88
	Dominion Energy Inc.	5.950%	6/15/35	225	258
	Dominion Energy Inc.	4.900%	8/1/41	80	82
	Dominion Energy Inc.	4.050%	9/15/42	200	184
	Dominion Energy Inc.	4.700%	12/1/44	100	101
[4]	Dominion Energy Inc.	5.750%	10/1/54	100	104
	DTE Electric Co.	3.650%	3/15/24	175	176
	DTE Electric Co.	3.375%	3/1/25	150	148
	DTE Electric Co.	4.000%	4/1/43	225	221
	DTE Electric Co.	3.700%	6/1/46	50	47
	DTE Electric Co.	3.750%	8/15/47	100	94
	DTE Energy Co.	1.500%	10/1/19	100	98
	DTE Energy Co.	2.400%	12/1/19	100	99
	DTE Energy Co.	2.850%	10/1/26	300	274
	DTE Energy Co.	3.800%	3/15/27	75	73
	DTE Energy Co.	6.375%	4/15/33	75	90
	Duke Energy Carolinas LLC	4.300%	6/15/20	325	330
	Duke Energy Carolinas LLC	3.900%	6/15/21	500	509
	Duke Energy Carolinas LLC	3.050%	3/15/23	100	99
	Duke Energy Carolinas LLC	2.950%	12/1/26	175	165
	Duke Energy Carolinas LLC	6.000%	12/1/28	125	147
	Duke Energy Carolinas LLC	6.100%	6/1/37	100	124
	Duke Energy Carolinas LLC	6.000%	1/15/38	25	31
	Duke Energy Carolinas LLC	6.050%	4/15/38	25	31
	Duke Energy Carolinas LLC	5.300%	2/15/40	150	174
	Duke Energy Carolinas LLC	4.000%	9/30/42	75	73
	Duke Energy Carolinas LLC	3.875%	3/15/46	100	95
	Duke Energy Carolinas LLC	3.700%	12/1/47	100	93
	Duke Energy Carolinas LLC	3.950%	3/15/48	100	97
	Duke Energy Corp.	5.050%	9/15/19	250	256
	Duke Energy Corp.	2.400%	8/15/22	250	240
	Duke Energy Corp.	3.050%	8/15/22	275	270
	Duke Energy Corp.	3.750%	4/15/24	325	324
	Duke Energy Corp.	3.150%	8/15/27	300	278
	Duke Energy Corp.	4.800%	12/15/45	125	130
	Duke Energy Corp.	3.750%	9/1/46	405	359
[4]	Duke Energy Florida LLC	2.100%	12/15/19	56	56
	Duke Energy Florida LLC	3.800%	7/15/28	100	101
	Duke Energy Florida LLC	6.350%	9/15/37	225	288
	Duke Energy Florida LLC	6.400%	6/15/38	200	258
	Duke Energy Florida LLC	3.850%	11/15/42	200	189
	Duke Energy Florida LLC	3.400%	10/1/46	100	88
	Duke Energy Florida LLC	4.200%	7/15/48	200	202

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4]	Duke Energy Florida Project Finance
	LLC	1.196%	3/1/22	25	25
[4]	Duke Energy Florida Project Finance
	LLC	1.731%	9/1/22	50	47
[4]	Duke Energy Florida Project Finance
	LLC	2.538%	9/1/29	100	91
[4]	Duke Energy Florida Project Finance
	LLC	2.858%	3/1/33	50	45
[4]	Duke Energy Florida Project Finance
	LLC	3.112%	9/1/36	75	70
	Duke Energy Indiana LLC	3.750%	7/15/20	25	25
	Duke Energy Indiana LLC	6.350%	8/15/38	225	292
	Duke Energy Indiana LLC	3.750%	5/15/46	225	210
	Duke Energy Ohio Inc.	3.700%	6/15/46	25	23
	Duke Energy Progress LLC	2.800%	5/15/22	100	98
	Duke Energy Progress LLC	4.375%	3/30/44	300	310
	Duke Energy Progress LLC	4.150%	12/1/44	100	99
	Duke Energy Progress LLC	3.700%	10/15/46	50	46
	Duke Energy Progress LLC	3.600%	9/15/47	100	91
	Edison International	2.125%	4/15/20	75	73
	Edison International	2.400%	9/15/22	25	24
	Edison International	2.950%	3/15/23	200	192
	Edison International	4.125%	3/15/28	100	98
	El Paso Electric Co.	6.000%	5/15/35	50	57
	El Paso Electric Co.	5.000%	12/1/44	75	76
	Emera US Finance LP	2.700%	6/15/21	125	122
	Emera US Finance LP	3.550%	6/15/26	150	141
	Emera US Finance LP	4.750%	6/15/46	380	374
	Enel Chile SA	4.875%	6/12/28	125	126
	Entergy Arkansas Inc.	3.750%	2/15/21	50	51
	Entergy Arkansas Inc.	3.500%	4/1/26	50	49
	Entergy Corp.	4.000%	7/15/22	150	152
	Entergy Corp.	2.950%	9/1/26	200	183
	Entergy Louisiana LLC	5.400%	11/1/24	175	191
	Entergy Louisiana LLC	2.400%	10/1/26	75	68
	Entergy Louisiana LLC	3.120%	9/1/27	100	95
	Entergy Louisiana LLC	3.050%	6/1/31	450	413
	Entergy Louisiana LLC	4.000%	3/15/33	150	150
	Entergy Louisiana LLC	4.950%	1/15/45	150	152
	Entergy Mississippi Inc.	2.850%	6/1/28	125	115
	Eversource Energy	4.500%	11/15/19	75	76
	Eversource Energy	2.500%	3/15/21	100	98
	Eversource Energy	2.750%	3/15/22	75	73
	Eversource Energy	2.900%	10/1/24	50	47
	Eversource Energy	3.150%	1/15/25	125	121
	Eversource Energy	3.300%	1/15/28	100	94
	Exelon Corp.	2.850%	6/15/20	75	74
	Exelon Corp.	3.497%	6/1/22	200	198
	Exelon Corp.	3.950%	6/15/25	200	198
	Exelon Corp.	3.400%	4/15/26	200	190
	Exelon Corp.	4.950%	6/15/35	225	236
	Exelon Corp.	5.625%	6/15/35	20	23
	Exelon Corp.	5.100%	6/15/45	225	240
	Exelon Corp.	4.450%	4/15/46	175	170
	Exelon Generation Co. LLC	2.950%	1/15/20	400	397
	Exelon Generation Co. LLC	4.000%	10/1/20	100	101
	Exelon Generation Co. LLC	5.750%	10/1/41	100	100
	Exelon Generation Co. LLC	5.600%	6/15/42	205	206
	FirstEnergy Corp.	2.850%	7/15/22	100	96
	FirstEnergy Corp.	3.900%	7/15/27	300	289
	FirstEnergy Corp.	7.375%	11/15/31	475	613
	FirstEnergy Corp.	4.850%	7/15/47	200	204
	Florida Power & Light Co.	5.625%	4/1/34	25	30
	Florida Power & Light Co.	5.960%	4/1/39	375	468
	Florida Power & Light Co.	4.125%	2/1/42	170	171
	Florida Power & Light Co.	4.050%	6/1/42	125	125
	Florida Power & Light Co.	3.800%	12/15/42	75	72
	Florida Power & Light Co.	3.700%	12/1/47	150	142
	Florida Power & Light Co.	3.950%	3/1/48	325	319
	Florida Power & Light Co.	4.125%	6/1/48	100	101
	Fortis Inc.	2.100%	10/4/21	100	96

	Fortis Inc.	3.055%	10/4/26	475	432
	Georgia Power Co.	2.000%	9/8/20	400	391
	Georgia Power Co.	2.400%	4/1/21	350	341
	Georgia Power Co.	3.250%	4/1/26	100	96
	Georgia Power Co.	4.750%	9/1/40	475	512
	Georgia Power Co.	4.300%	3/15/43	100	100
	Great Plains Energy Inc.	4.850%	6/1/21	100	103
	Gulf Power Co.	3.300%	5/30/27	50	48
	Iberdrola International BV	6.750%	7/15/36	75	92
	Indiana Michigan Power Co.	3.850%	5/15/28	250	250
	Indiana Michigan Power Co.	3.750%	7/1/47	150	138
	Interstate Power & Light Co.	3.250%	12/1/24	50	49
	Interstate Power & Light Co.	6.250%	7/15/39	50	64
	Interstate Power & Light Co.	3.700%	9/15/46	75	69
	ITC Holdings Corp.	2.700%	11/15/22	100	96
	ITC Holdings Corp.	3.650%	6/15/24	75	74
	ITC Holdings Corp.	3.350%	11/15/27	100	94
	ITC Holdings Corp.	5.300%	7/1/43	300	341
[4]	John Sevier Combined Cycle
	Generation LLC	4.626%	1/15/42	69	72
	Kansas City Power & Light Co.	3.150%	3/15/23	75	73
	Kansas City Power & Light Co.	6.050%	11/15/35	50	60
	Kansas City Power & Light Co.	5.300%	10/1/41	100	113
	Kansas City Power & Light Co.	4.200%	6/15/47	100	100
	Kentucky Utilities Co.	3.250%	11/1/20	50	50
	Kentucky Utilities Co.	5.125%	11/1/40	125	142
	LG&E & KU Energy LLC	4.375%	10/1/21	75	77
	Louisville Gas & Electric Co.	3.300%	10/1/25	75	73
	MidAmerican Energy Co.	3.100%	5/1/27	150	144
	MidAmerican Energy Co.	6.750%	12/30/31	125	160
	MidAmerican Energy Co.	5.750%	11/1/35	125	149
	MidAmerican Energy Co.	4.800%	9/15/43	75	82
	MidAmerican Energy Co.	3.950%	8/1/47	100	97
	Mississippi Power Co.	4.250%	3/15/42	100	94
	National Rural Utilities Cooperative
	Finance Corp.	2.300%	11/15/19	175	174
	National Rural Utilities Cooperative
	Finance Corp.	2.000%	1/27/20	100	99
	National Rural Utilities Cooperative
	Finance Corp.	2.350%	6/15/20	75	74
	National Rural Utilities Cooperative
	Finance Corp.	2.300%	11/1/20	200	196
	National Rural Utilities Cooperative
	Finance Corp.	2.900%	3/15/21	50	50
	National Rural Utilities Cooperative
	Finance Corp.	2.700%	2/15/23	300	291
	National Rural Utilities Cooperative
	Finance Corp.	2.950%	2/7/24	250	241
	National Rural Utilities Cooperative
	Finance Corp.	4.023%	11/1/32	204	201
[4]	National Rural Utilities Cooperative
	Finance Corp.	4.750%	4/30/43	25	25
[4]	National Rural Utilities Cooperative
	Finance Corp.	5.250%	4/20/46	75	77
	Nevada Power Co.	2.750%	4/15/20	100	100
	Nevada Power Co.	6.750%	7/1/37	75	98
	NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	425	422
	NextEra Energy Capital Holdings Inc.	2.800%	1/15/23	105	101
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	250	239
[4]	NextEra Energy Capital Holdings Inc.	4.800%	12/1/77	125	117
	Northern States Power Co.	2.200%	8/15/20	50	49
	Northern States Power Co.	6.250%	6/1/36	75	93
	Northern States Power Co.	6.200%	7/1/37	50	63
	Northern States Power Co.	5.350%	11/1/39	175	203
	Northern States Power Co.	3.400%	8/15/42	105	94
	Northern States Power Co.	4.000%	8/15/45	50	49
	NSTAR Electric Co.	2.375%	10/15/22	125	120
	NSTAR Electric Co.	3.200%	5/15/27	125	120
	NSTAR Electric Co.	5.500%	3/15/40	75	88
	Oglethorpe Power Corp.	5.950%	11/1/39	50	60
	Oglethorpe Power Corp.	5.375%	11/1/40	175	198

Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Ohio Edison Co.	6.875%	7/15/36	100	131
Ohio Power Co.	5.375%	10/1/21	175	187
Ohio Power Co.	4.150%	4/1/48	100	101
Oklahoma Gas & Electric Co.	4.150%	4/1/47	50	49
Oklahoma Gas & Electric Co.	3.850%	8/15/47	75	72
Oncor Electric Delivery Co. LLC	4.100%	6/1/22	175	179
Oncor Electric Delivery Co. LLC	2.950%	4/1/25	75	72
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	50	68
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	125	176
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	125	143
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	75	79
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	100	115
Oncor Electric Delivery Co. LLC	3.750%	4/1/45	100	95
Oncor Electric Delivery Co. LLC	3.800%	9/30/47	50	48
Pacific Gas & Electric Co.	2.450%	8/15/22	500	464
Pacific Gas & Electric Co.	3.250%	6/15/23	300	286
Pacific Gas & Electric Co.	3.750%	2/15/24	50	48
Pacific Gas & Electric Co.	3.400%	8/15/24	50	47
Pacific Gas & Electric Co.	3.500%	6/15/25	125	116
Pacific Gas & Electric Co.	3.300%	12/1/27	275	247
Pacific Gas & Electric Co.	6.050%	3/1/34	550	594
Pacific Gas & Electric Co.	5.800%	3/1/37	250	261
Pacific Gas & Electric Co.	6.350%	2/15/38	100	108
Pacific Gas & Electric Co.	6.250%	3/1/39	100	109
Pacific Gas & Electric Co.	5.400%	1/15/40	75	76
Pacific Gas & Electric Co.	4.450%	4/15/42	225	203
Pacific Gas & Electric Co.	4.600%	6/15/43	375	345
Pacific Gas & Electric Co.	4.750%	2/15/44	150	142
Pacific Gas & Electric Co.	4.000%	12/1/46	75	65
Pacific Gas & Electric Co.	3.950%	12/1/47	175	150
PacifiCorp	2.950%	2/1/22	100	99
PacifiCorp	3.600%	4/1/24	125	126
PacifiCorp	7.700%	11/15/31	450	614
PacifiCorp	5.250%	6/15/35	100	115
PacifiCorp	6.100%	8/1/36	75	94
PacifiCorp	6.350%	7/15/38	75	97
PacifiCorp	4.100%	2/1/42	200	199
PECO Energy Co.	2.375%	9/15/22	300	288
Pinnacle West Capital Corp.	2.250%	11/30/20	100	98
PNM Resources Inc.	3.250%	3/9/21	50	50
Potomac Electric Power Co.	6.500%	11/15/37	100	130
Potomac Electric Power Co.	4.150%	3/15/43	150	149
PPL Capital Funding Inc.	4.200%	6/15/22	25	25
PPL Capital Funding Inc.	3.500%	12/1/22	115	114
PPL Capital Funding Inc.	3.400%	6/1/23	100	98
PPL Capital Funding Inc.	3.950%	3/15/24	50	50
PPL Capital Funding Inc.	3.100%	5/15/26	100	93
PPL Capital Funding Inc.	4.700%	6/1/43	75	76
PPL Capital Funding Inc.	5.000%	3/15/44	200	207
PPL Capital Funding Inc.	4.000%	9/15/47	75	69
PPL Electric Utilities Corp.	3.000%	9/15/21	275	273
PPL Electric Utilities Corp.	4.125%	6/15/44	50	50
PPL Electric Utilities Corp.	4.150%	10/1/45	75	75
PPL Electric Utilities Corp.	3.950%	6/1/47	75	73
PPL Electric Utilities Corp.	4.150%	6/15/48	75	76
Progress Energy Inc.	4.400%	1/15/21	100	102
Progress Energy Inc.	3.150%	4/1/22	40	39
Progress Energy Inc.	7.000%	10/30/31	119	151
Progress Energy Inc.	6.000%	12/1/39	125	152
PSEG Power LLC	3.850%	6/1/23	125	124
PSEG Power LLC	8.625%	4/15/31	96	126
Public Service Co. of Colorado	3.200%	11/15/20	25	25
Public Service Co. of Colorado	3.700%	6/15/28	75	75
Public Service Co. of Colorado	3.600%	9/15/42	175	166
Public Service Co. of Colorado	4.100%	6/15/48	75	75
Public Service Co. of New Hampshire	3.500%	11/1/23	50	50
Public Service Electric & Gas Co.	1.900%	3/15/21	150	145
Public Service Electric & Gas Co.	3.000%	5/15/25	80	77
Public Service Electric & Gas Co.	2.250%	9/15/26	250	226
Public Service Electric & Gas Co.	3.000%	5/15/27	75	71
Public Service Electric & Gas Co.	3.800%	3/1/46	250	241

	Public Service Electric & Gas Co.	3.600%	12/1/47	75	69
	Public Service Enterprise Group Inc.	2.650%	11/15/22	100	96
	Puget Energy Inc.	6.000%	9/1/21	100	107
	Puget Energy Inc.	3.650%	5/15/25	400	389
	Puget Sound Energy Inc.	6.274%	3/15/37	125	159
	Puget Sound Energy Inc.	5.757%	10/1/39	75	92
	Puget Sound Energy Inc.	4.300%	5/20/45	100	102
	Puget Sound Energy Inc.	4.223%	6/15/48	125	127
	San Diego Gas & Electric Co.	2.500%	5/15/26	250	230
	San Diego Gas & Electric Co.	4.500%	8/15/40	100	104
	San Diego Gas & Electric Co.	3.750%	6/1/47	75	71
	San Diego Gas & Electric Co.	4.150%	5/15/48	75	74
	Sierra Pacific Power Co.	2.600%	5/1/26	100	92
	South Carolina Electric & Gas Co.	6.625%	2/1/32	50	59
	South Carolina Electric & Gas Co.	6.050%	1/15/38	125	142
	South Carolina Electric & Gas Co.	5.450%	2/1/41	75	80
	South Carolina Electric & Gas Co.	4.600%	6/15/43	75	73
	South Carolina Electric & Gas Co.	4.100%	6/15/46	350	318
	South Carolina Electric & Gas Co.	4.500%	6/1/64	50	45
	Southern California Edison Co.	2.900%	3/1/21	100	99
	Southern California Edison Co.	3.875%	6/1/21	275	279
[4]	Southern California Edison Co.	1.845%	2/1/22	57	56
	Southern California Edison Co.	2.400%	2/1/22	300	289
	Southern California Edison Co.	3.400%	6/1/23	75	75
	Southern California Edison Co.	3.500%	10/1/23	175	175
	Southern California Edison Co.	3.650%	3/1/28	100	98
	Southern California Edison Co.	6.650%	4/1/29	75	91
	Southern California Edison Co.	5.750%	4/1/35	75	86
	Southern California Edison Co.	5.350%	7/15/35	200	229
	Southern California Edison Co.	5.625%	2/1/36	125	144
	Southern California Edison Co.	5.500%	3/15/40	100	113
	Southern California Edison Co.	4.500%	9/1/40	75	75
	Southern California Edison Co.	4.050%	3/15/42	125	117
	Southern California Edison Co.	3.900%	3/15/43	100	92
	Southern California Edison Co.	4.650%	10/1/43	85	87
	Southern California Edison Co.	4.000%	4/1/47	150	139
	Southern California Edison Co.	4.125%	3/1/48	250	236
	Southern Co.	1.850%	7/1/19	75	74
	Southern Co.	2.150%	9/1/19	50	50
	Southern Co.	2.750%	6/15/20	250	247
	Southern Co.	2.350%	7/1/21	300	289
	Southern Co.	3.250%	7/1/26	350	328
	Southern Co.	4.250%	7/1/36	200	194
	Southern Co.	4.400%	7/1/46	360	351
	Southern Power Co.	2.375%	6/1/20	50	49
	Southern Power Co.	2.500%	12/15/21	350	339
	Southern Power Co.	4.150%	12/1/25	100	100
	Southern Power Co.	5.150%	9/15/41	100	102
	Southern Power Co.	5.250%	7/15/43	50	52
	Southern Power Co.	4.950%	12/15/46	75	74
	Southwestern Electric Power Co.	2.750%	10/1/26	100	91
	Southwestern Electric Power Co.	6.200%	3/15/40	50	61
	Southwestern Electric Power Co.	3.900%	4/1/45	200	187
	Southwestern Electric Power Co.	3.850%	2/1/48	125	115
	Southwestern Public Service Co.	3.300%	6/15/24	165	162
	Southwestern Public Service Co.	4.500%	8/15/41	100	104
	Southwestern Public Service Co.	3.400%	8/15/46	275	241
	Southwestern Public Service Co.	3.700%	8/15/47	75	71
	Tampa Electric Co.	4.100%	6/15/42	50	49
	Tampa Electric Co.	4.350%	5/15/44	50	50
	Tampa Electric Co.	4.300%	6/15/48	75	74
	TECO Finance Inc.	5.150%	3/15/20	50	52
	Toledo Edison Co.	6.150%	5/15/37	75	90
	TransAlta Corp.	4.500%	11/15/22	100	99
	TransAlta Corp.	6.500%	3/15/40	75	74
	Tucson Electric Power Co.	3.050%	3/15/25	50	47
	UIL Holdings Corp.	4.625%	10/1/20	75	77
	Union Electric Co.	3.500%	4/15/24	75	75
	Union Electric Co.	8.450%	3/15/39	150	227
	Union Electric Co.	3.650%	4/15/45	125	117
	Union Electric Co.	4.000%	4/1/48	75	74

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Virginia Electric & Power Co.	3.450%	2/15/24	50	50
	Virginia Electric & Power Co.	2.950%	11/15/26	75	70
	Virginia Electric & Power Co.	3.500%	3/15/27	250	245
	Virginia Electric & Power Co.	3.800%	4/1/28	350	349
	Virginia Electric & Power Co.	6.000%	1/15/36	125	150
	Virginia Electric & Power Co.	6.000%	5/15/37	150	184
	Virginia Electric & Power Co.	6.350%	11/30/37	50	63
	Virginia Electric & Power Co.	4.000%	1/15/43	100	95
	Virginia Electric & Power Co.	4.450%	2/15/44	475	482
	Virginia Electric & Power Co.	4.200%	5/15/45	75	74
	Virginia Electric & Power Co.	4.000%	11/15/46	100	96
	Virginia Electric & Power Co.	3.800%	9/15/47	100	92
	WEC Energy Group Inc.	2.450%	6/15/20	75	74
	WEC Energy Group Inc.	3.550%	6/15/25	200	197
	Westar Energy Inc.	2.550%	7/1/26	150	137
	Westar Energy Inc.	3.100%	4/1/27	100	95
	Westar Energy Inc.	4.125%	3/1/42	200	198
	Westar Energy Inc.	4.100%	4/1/43	100	100
	Westar Energy Inc.	4.250%	12/1/45	25	25
	Wisconsin Electric Power Co.	2.950%	9/15/21	75	75
	Wisconsin Power & Light Co.	6.375%	8/15/37	100	128
	Xcel Energy Inc.	4.700%	5/15/20	100	102
	Xcel Energy Inc.	2.400%	3/15/21	100	97
	Xcel Energy Inc.	2.600%	3/15/22	75	73
	Xcel Energy Inc.	3.300%	6/1/25	325	314
	Xcel Energy Inc.	3.350%	12/1/26	75	72
	Xcel Energy Inc.	4.000%	6/15/28	75	75

	Natural Gas (0.2%)
	Atmos Energy Corp.	3.000%	6/15/27	100	95
	Atmos Energy Corp.	5.500%	6/15/41	200	234
	Atmos Energy Corp.	4.150%	1/15/43	100	99
	Atmos Energy Corp.	4.125%	10/15/44	50	50
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	25	25
	CenterPoint Energy Resources Corp.	3.550%	4/1/23	50	50
	CenterPoint Energy Resources Corp.	4.000%	4/1/28	100	99
	CenterPoint Energy Resources Corp.	5.850%	1/15/41	250	297
	CenterPoint Energy Resources Corp.	4.100%	9/1/47	50	48
	KeySpan Corp.	5.803%	4/1/35	50	58
	NiSource Finance Corp.	2.650%	11/17/22	75	72
	NiSource Finance Corp.	3.490%	5/15/27	250	239
	NiSource Finance Corp.	5.950%	6/15/41	100	118
	NiSource Finance Corp.	4.800%	2/15/44	125	129
	NiSource Finance Corp.	5.650%	2/1/45	100	113
	NiSource Finance Corp.	4.375%	5/15/47	250	245
[9]	NiSource Inc.	3.650%	6/15/23	75	75
	ONE Gas Inc.	4.658%	2/1/44	25	26
	Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	50	53
	Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	75	69
	Sempra Energy	1.625%	10/7/19	100	98
	Sempra Energy	2.400%	2/1/20	75	74
	Sempra Energy	2.850%	11/15/20	395	390
	Sempra Energy	2.875%	10/1/22	100	97
	Sempra Energy	2.900%	2/1/23	100	97
	Sempra Energy	4.050%	12/1/23	100	101
	Sempra Energy	3.750%	11/15/25	155	152
	Sempra Energy	3.250%	6/15/27	150	140
	Sempra Energy	3.400%	2/1/28	200	187
	Sempra Energy	3.800%	2/1/38	200	181
	Sempra Energy	6.000%	10/15/39	150	177
	Sempra Energy	4.000%	2/1/48	175	157
	Southern California Gas Co.	2.600%	6/15/26	200	185
	Southern California Gas Co.	3.750%	9/15/42	75	72
	Southern California Gas Co.	4.125%	6/1/48	75	75
	Southern Co. Gas Capital Corp.	3.500%	9/15/21	325	324
	Southern Co. Gas Capital Corp.	3.250%	6/15/26	75	71
	Southern Co. Gas Capital Corp.	5.875%	3/15/41	75	87
	Southern Co. Gas Capital Corp.	4.400%	6/1/43	50	50
	Southern Co. Gas Capital Corp.	3.950%	10/1/46	100	92
	Southern Co. Gas Capital Corp.	4.400%	5/30/47	100	99

Southwest Gas Corp.	3.700%	4/1/28	50	49
Southwest Gas Corp.	3.800%	9/29/46	75	69
Washington Gas Light Co.	3.796%	9/15/46	100	98

Other Utility (0.0%)
American Water Capital Corp.	3.400%	3/1/25	125	123
American Water Capital Corp.	2.950%	9/1/27	200	187
American Water Capital Corp.	6.593%	10/15/37	150	199
American Water Capital Corp.	4.300%	9/1/45	100	100
American Water Capital Corp.	3.750%	9/1/47	200	185
Veolia Environnement SA	6.750%	6/1/38	100	122
				66,664
Total Corporate Bonds (Cost $946,914)				933,900
Sovereign Bonds (4.7%)
African Development Bank	1.875%	3/16/20	500	494
African Development Bank	1.250%	7/26/21	500	477
African Development Bank	2.375%	9/23/21	300	295
African Development Bank	2.125%	11/16/22	700	677
Asian Development Bank	1.000%	8/16/19	300	295
Asian Development Bank	1.750%	1/10/20	600	592
Asian Development Bank	1.500%	1/22/20	700	688
Asian Development Bank	1.625%	5/5/20	525	515
Asian Development Bank	2.250%	1/20/21	500	494
Asian Development Bank	1.625%	3/16/21	500	485
Asian Development Bank	1.750%	6/8/21	625	607
Asian Development Bank	2.000%	2/16/22	650	631
Asian Development Bank	1.875%	2/18/22	600	580
Asian Development Bank	1.750%	9/13/22	900	859
Asian Development Bank	2.750%	3/17/23	1,000	991
Asian Development Bank	2.000%	1/22/25	300	283
Asian Development Bank	2.000%	4/24/26	100	93
Asian Development Bank	2.625%	1/12/27	200	194
Asian Development Bank	2.375%	8/10/27	275	261
Asian Development Bank	6.220%	8/15/27	100	122
Asian Development Bank	2.500%	11/2/27	673	644
Asian Development Bank	5.820%	6/16/28	148	178
Canada	2.000%	11/15/22	570	551
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	300	289
CNOOC Finance 2015 Australia Pty
Ltd.	2.625%	5/5/20	300	296
CNOOC Finance 2015 USA LLC	3.500%	5/5/25	500	481
CNOOC Finance 2015 USA LLC	4.375%	5/2/28	500	501
CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	300	304
Corp. Andina de Fomento	2.200%	7/18/20	455	446
Corp. Andina de Fomento	2.750%	1/6/23	325	314
Council Of Europe Development Bank	1.625%	3/10/20	300	295
Council Of Europe Development Bank	1.625%	3/16/21	200	194
Council Of Europe Development Bank	2.625%	2/13/23	425	419
Ecopetrol SA	5.875%	9/18/23	225	239
Ecopetrol SA	4.125%	1/16/25	200	193
Ecopetrol SA	5.375%	6/26/26	750	770
Ecopetrol SA	7.375%	9/18/43	100	109
Ecopetrol SA	5.875%	5/28/45	200	190
Emirates Telecommunications Group
Co. PJSC	3.500%	6/18/24	200	196
Equinor ASA	2.250%	11/8/19	250	248
Equinor ASA	3.150%	1/23/22	150	150
Equinor ASA	2.450%	1/17/23	450	432
Equinor ASA	4.250%	11/23/41	175	172
Equinor ASA	3.950%	5/15/43	125	119
European Bank for Reconstruction &
Development	0.875%	7/22/19	850	835
European Bank for Reconstruction &
Development	1.750%	11/26/19	500	494
European Bank for Reconstruction &
Development	1.500%	3/16/20	350	343
European Bank for Reconstruction &
Development	1.875%	7/15/21	225	219
	388

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	European Bank for Reconstruction &
	Development	1.500%	11/2/21	150	144
	European Bank for Reconstruction &
	Development	1.875%	2/23/22	200	193
	European Bank for Reconstruction &
	Development	2.750%	3/7/23	425	422
	European Investment Bank	1.125%	8/15/19	1,225	1,207
	European Investment Bank	1.625%	3/16/20	1,200	1,179
	European Investment Bank	1.375%	6/15/20	1,825	1,779
	European Investment Bank	2.875%	9/15/20	1,025	1,028
	European Investment Bank	1.625%	12/15/20	125	122
	European Investment Bank	4.000%	2/16/21	25	26
	European Investment Bank	2.000%	3/15/21	1,450	1,419
	European Investment Bank	2.500%	4/15/21	850	842
	European Investment Bank	2.375%	5/13/21	1,850	1,828
	European Investment Bank	1.625%	6/15/21	1,000	966
	European Investment Bank	1.375%	9/15/21	100	95
	European Investment Bank	2.125%	10/15/21	100	98
	European Investment Bank	2.375%	6/15/22	1,725	1,692
	European Investment Bank	2.000%	12/15/22	725	698
	European Investment Bank	2.500%	3/15/23	600	589
	European Investment Bank	3.250%	1/29/24	400	405
	European Investment Bank	2.500%	10/15/24	200	194
	European Investment Bank	1.875%	2/10/25	1,050	979
	European Investment Bank	2.375%	5/24/27	225	213
	European Investment Bank	4.875%	2/15/36	225	280
[10]	Export Development Canada	1.750%	8/19/19	100	99
[10]	Export Development Canada	1.625%	12/3/19	150	148
	Export Development Canada	1.625%	1/17/20	450	443
	Export Development Canada	1.625%	6/1/20	90	88
	Export Development Canada	2.000%	11/30/20	805	791
	Export Development Canada	1.500%	5/26/21	525	506
	Export Development Canada	1.375%	10/21/21	200	191
	Export Development Canada	2.500%	1/24/23	40	39
	Export Development Canada	2.750%	3/15/23	150	149
	Export-Import Bank of Korea	2.375%	8/12/19	200	199
	Export-Import Bank of Korea	1.500%	10/21/19	175	171
	Export-Import Bank of Korea	2.500%	11/1/20	200	196
	Export-Import Bank of Korea	2.500%	5/10/21	300	292
	Export-Import Bank of Korea	4.375%	9/15/21	75	77
	Export-Import Bank of Korea	1.875%	10/21/21	250	237
	Export-Import Bank of Korea	5.000%	4/11/22	275	288
	Export-Import Bank of Korea	3.000%	11/1/22	600	583
	Export-Import Bank of Korea	4.000%	1/14/24	650	655
	Export-Import Bank of Korea	2.625%	5/26/26	200	183
	FMS Wertmanagement	2.750%	3/6/23	300	297
	FMS Wertmanagement AoeR	1.000%	8/16/19	500	491
[11]	FMS Wertmanagement AoeR	1.750%	1/24/20	500	493
	FMS Wertmanagement AoeR	1.750%	3/17/20	150	148
	FMS Wertmanagement AoeR	2.000%	8/1/22	470	453
	Hydro-Quebec	8.400%	1/15/22	375	436
	Hydro-Quebec	8.050%	7/7/24	200	247
	Industrial & Commercial Bank of China
	Ltd.	3.231%	11/13/19	250	249
	Industrial & Commercial Bank of China
	Ltd.	2.635%	5/26/21	250	243
	Industrial & Commercial Bank of China
	Ltd.	2.957%	11/8/22	250	242
	Industrial & Commercial Bank of China
	Ltd.	3.538%	11/8/27	250	236
	Inter-American Development Bank	1.125%	9/12/19	100	98
	Inter-American Development Bank	3.875%	9/17/19	2,175	2,208
	Inter-American Development Bank	1.750%	10/15/19	600	594
	Inter-American Development Bank	3.875%	2/14/20	50	51
	Inter-American Development Bank	1.625%	5/12/20	250	245
	Inter-American Development Bank	1.875%	6/16/20	275	271
	Inter-American Development Bank	2.625%	4/19/21	700	696
	Inter-American Development Bank	2.125%	1/18/22	700	682
	Inter-American Development Bank	1.750%	4/14/22	800	768
	Inter-American Development Bank	2.500%	1/18/23	825	811

	Inter-American Development Bank	3.000%	10/4/23	625	627
	Inter-American Development Bank	3.000%	2/21/24	650	651
	Inter-American Development Bank	2.125%	1/15/25	400	380
	Inter-American Development Bank	7.000%	6/15/25	100	122
	Inter-American Development Bank	2.000%	6/2/26	750	695
	Inter-American Development Bank	2.375%	7/7/27	450	428
	Inter-American Development Bank	3.200%	8/7/42	100	100
	International Bank for Reconstruction
	& Development	1.250%	7/26/19	1,200	1,185
	International Bank for Reconstruction
	& Development	0.875%	8/15/19	925	909
	International Bank for Reconstruction
	& Development	1.875%	10/7/19	600	595
	International Bank for Reconstruction
	& Development	1.125%	11/27/19	525	514
	International Bank for Reconstruction
	& Development	1.875%	4/21/20	1,250	1,233
	International Bank for Reconstruction
	& Development	1.625%	9/4/20	775	757
	International Bank for Reconstruction
	& Development	1.625%	3/9/21	1,100	1,068
	International Bank for Reconstruction
	& Development	1.375%	5/24/21	1,100	1,058
	International Bank for Reconstruction
	& Development	2.250%	6/24/21	450	443
	International Bank for Reconstruction
	& Development	1.375%	9/20/21	1,975	1,890
	International Bank for Reconstruction
	& Development	2.125%	12/13/21	255	249
	International Bank for Reconstruction
	& Development	2.000%	1/26/22	145	141
	International Bank for Reconstruction
	& Development	1.625%	2/10/22	1,025	983
	International Bank for Reconstruction
	& Development	2.500%	11/25/24	750	730
	International Bank for Reconstruction
	& Development	2.500%	7/29/25	1,150	1,115
	International Bank for Reconstruction
	& Development	2.500%	11/22/27	350	335
	International Bank for Reconstruction
	& Development	4.750%	2/15/35	250	304
	International Finance Corp.	1.750%	9/16/19	300	297
	International Finance Corp.	1.750%	3/30/20	450	443
	International Finance Corp.	2.250%	1/25/21	650	642
	International Finance Corp.	2.125%	4/7/26	600	564
[12]	Japan Bank for International
	Cooperation	2.125%	6/1/20	350	345
[12]	Japan Bank for International
	Cooperation	2.125%	7/21/20	330	325
[12]	Japan Bank for International
	Cooperation	2.125%	11/16/20	344	337
[12]	Japan Bank for International
	Cooperation	1.500%	7/21/21	750	715
[12]	Japan Bank for International
	Cooperation	2.000%	11/4/21	1,250	1,206
[12]	Japan Bank for International
	Cooperation	2.500%	6/1/22	450	439
[12]	Japan Bank for International
	Cooperation	2.375%	7/21/22	250	242
[12]	Japan Bank for International
	Cooperation	2.375%	11/16/22	540	523
[12]	Japan Bank for International
	Cooperation	3.375%	7/31/23	100	101
[12]	Japan Bank for International
	Cooperation	3.000%	5/29/24	500	493
[12]	Japan Bank for International
	Cooperation	2.125%	2/10/25	200	187
[12]	Japan Bank for International
	Cooperation	2.375%	4/20/26	200	188
		389

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[12]	Japan Bank for International
	Cooperation	2.250%	11/4/26	200	185
[12]	Japan Bank for International
	Cooperation	2.750%	11/16/27	800	766
[12]	Japan Finance Organization for
	Municipalities	4.000%	1/13/21	300	306
[12]	Japan International Cooperation
	Agency	2.750%	4/27/27	300	286
[11]	KFW	1.000%	7/15/19	650	640
[11]	KFW	1.500%	9/9/19	2,475	2,444
[11]	KFW	1.750%	10/15/19	200	198
[11]	KFW	2.250%	11/5/19	895	890
[11]	KFW	4.000%	1/27/20	650	663
[11]	KFW	1.500%	4/20/20	625	613
[11]	KFW	1.625%	5/29/20	1,900	1,862
[11]	KFW	1.875%	6/30/20	1,100	1,082
[11]	KFW	2.750%	9/8/20	1,700	1,702
[11]	KFW	2.750%	10/1/20	200	200
[11]	KFW	1.875%	12/15/20	550	538
[11]	KFW	1.625%	3/15/21	900	873
[11]	KFW	1.500%	6/15/21	900	867
[11]	KFW	1.750%	9/15/21	600	580
[11]	KFW	2.125%	3/7/22	1,000	973
[11]	KFW	2.125%	6/15/22	750	729
[11]	KFW	2.000%	10/4/22	950	917
[11]	KFW	2.375%	12/29/22	450	441
[11]	KFW	2.125%	1/17/23	1,025	990
[11]	KFW	2.500%	11/20/24	1,800	1,748
[11]	KFW	2.000%	5/2/25	150	141
[11]	KFW	0.000%	4/18/36	400	228
[11]	KFW	0.000%	6/29/37	200	111
	Korea Development Bank	4.625%	11/16/21	150	155
	Korea Development Bank	3.000%	9/14/22	750	733
	Korea Development Bank	3.375%	3/12/23	700	690
	Korea Development Bank	3.750%	1/22/24	400	399
	Kreditanstalt fuer Wiederaufbau	2.750%	7/15/20	175	175
[11]	Landwirtschaftliche Rentenbank	1.375%	10/23/19	50	49
[11]	Landwirtschaftliche Rentenbank	2.250%	10/1/21	75	74
[11]	Landwirtschaftliche Rentenbank	2.000%	1/13/25	850	801
[11]	Landwirtschaftliche Rentenbank	2.375%	6/10/25	475	457
[11]	Landwirtschaftliche Rentenbank	1.750%	7/27/26	275	250
[11]	Landwirtschaftliche Rentenbank	2.500%	11/15/27	350	335
	Nexen Energy ULC	7.875%	3/15/32	50	67
	Nexen Energy ULC	6.400%	5/15/37	450	551
	Nexen Energy ULC	7.500%	7/30/39	200	275
	Nordic Investment Bank	1.500%	8/9/19	250	247
	Nordic Investment Bank	1.500%	9/29/20	200	195
	Nordic Investment Bank	1.625%	11/20/20	200	195
	Nordic Investment Bank	2.250%	2/1/21	200	197
	Nordic Investment Bank	1.250%	8/2/21	400	381
	North American Development Bank	4.375%	2/11/20	100	101
[13]	Oesterreichische Kontrollbank AG	1.750%	1/24/20	250	247
[13]	Oesterreichische Kontrollbank AG	1.375%	2/10/20	700	686
[13]	Oesterreichische Kontrollbank AG	1.500%	10/21/20	300	291
[4]	Oriental Republic of Uruguay	8.000%	11/18/22	500	565
[4]	Oriental Republic of Uruguay	4.375%	10/27/27	150	152
[4]	Oriental Republic of Uruguay	7.625%	3/21/36	400	518
[4]	Oriental Republic of Uruguay	4.125%	11/20/45	300	270
[4]	Oriental Republic of Uruguay	5.100%	6/18/50	850	837
[4]	Oriental Republic of Uruguay	4.975%	4/20/55	250	241
	Petroleos Mexicanos	6.000%	3/5/20	64	66
	Petroleos Mexicanos	5.500%	1/21/21	400	410
	Petroleos Mexicanos	6.375%	2/4/21	1,851	1,936
	Petroleos Mexicanos	4.875%	1/24/22	425	426
	Petroleos Mexicanos	5.375%	3/13/22	184	189
	Petroleos Mexicanos	3.500%	1/30/23	265	251
	Petroleos Mexicanos	4.625%	9/21/23	187	184
	Petroleos Mexicanos	4.875%	1/18/24	350	345
	Petroleos Mexicanos	4.250%	1/15/25	100	93
	Petroleos Mexicanos	2.378%	4/15/25	35	34

	Petroleos Mexicanos	4.500%	1/23/26	190	178
	Petroleos Mexicanos	6.875%	8/4/26	429	450
	Petroleos Mexicanos	6.500%	3/13/27	886	910
[9]	Petroleos Mexicanos	5.350%	2/12/28	295	280
	Petroleos Mexicanos	6.625%	6/15/35	625	611
	Petroleos Mexicanos	6.625%	6/15/38	150	142
	Petroleos Mexicanos	6.500%	6/2/41	400	376
	Petroleos Mexicanos	5.500%	6/27/44	184	155
	Petroleos Mexicanos	5.625%	1/23/46	767	653
	Petroleos Mexicanos	6.750%	9/21/47	1,693	1,609
[9]	Petroleos Mexicanos	6.350%	2/12/48	190	173
[14]	Power Sector Assets & Liabilities
	Management Corp.	9.625%	5/15/28	35	49
	Province of Alberta	1.900%	12/6/19	400	395
	Province of Alberta	2.200%	7/26/22	400	387
	Province of Alberta	3.300%	3/15/28	250	249
	Province of British Columbia	2.000%	10/23/22	200	192
	Province of British Columbia	2.250%	6/2/26	300	280
	Province of Manitoba	2.050%	11/30/20	300	294
	Province of Manitoba	2.100%	9/6/22	150	144
	Province of Manitoba	2.125%	6/22/26	90	82
	Province of New Brunswick	2.500%	12/12/22	95	92
	Province of New Brunswick	3.625%	2/24/28	105	107
	Province of Ontario	1.650%	9/27/19	225	222
	Province of Ontario	4.000%	10/7/19	575	584
	Province of Ontario	4.400%	4/14/20	700	719
	Province of Ontario	2.500%	9/10/21	575	566
	Province of Ontario	2.400%	2/8/22	525	513
	Province of Ontario	2.250%	5/18/22	500	485
	Province of Ontario	2.450%	6/29/22	150	146
	Province of Ontario	2.200%	10/3/22	400	386
	Province of Ontario	3.200%	5/16/24	150	150
	Province of Ontario	2.500%	4/27/26	250	237
	Province of Quebec	3.500%	7/29/20	350	355
	Province of Quebec	2.750%	8/25/21	325	323
	Province of Quebec	2.375%	1/31/22	100	98
	Province of Quebec	2.625%	2/13/23	425	416
	Province of Quebec	2.500%	4/20/26	200	190
	Province of Quebec	2.750%	4/12/27	850	817
	Province of Quebec	7.500%	9/15/29	475	654
	Republic of Chile	3.875%	8/5/20	200	203
	Republic of Chile	2.250%	10/30/22	175	167
	Republic of Chile	3.125%	1/21/26	485	465
[4]	Republic of Chile	3.240%	2/6/28	660	631
	Republic of Chile	3.860%	6/21/47	275	262
	Republic of Colombia	4.375%	7/12/21	450	461
	Republic of Colombia	4.000%	2/26/24	400	400
	Republic of Colombia	8.125%	5/21/24	100	120
[4]	Republic of Colombia	4.500%	1/28/26	522	530
[4]	Republic of Colombia	3.875%	4/25/27	400	389
	Republic of Colombia	10.375%	1/28/33	200	309
	Republic of Colombia	7.375%	9/18/37	300	376
	Republic of Colombia	6.125%	1/18/41	125	139
[4]	Republic of Colombia	5.625%	2/26/44	475	506
[4]	Republic of Colombia	5.000%	6/15/45	1,565	1,537
	Republic of Hungary	6.250%	1/29/20	350	366
	Republic of Hungary	6.375%	3/29/21	2,450	2,618
	Republic of Hungary	5.750%	11/22/23	400	430
	Republic of Hungary	7.625%	3/29/41	100	136
	Republic of Indonesia	2.950%	1/11/23	425	404
	Republic of Indonesia	4.100%	4/24/28	200	193
[9]	Republic of Indonesia	4.750%	7/18/47	200	189
	Republic of Indonesia	4.350%	1/11/48	300	268
	Republic of Italy	6.875%	9/27/23	590	652
	Republic of Italy	5.375%	6/15/33	275	295
	Republic of Korea	5.625%	11/3/25	100	113
	Republic of Panama	5.200%	1/30/20	200	207
[4]	Republic of Panama	4.000%	9/22/24	200	202
[4]	Republic of Panama	3.750%	3/16/25	200	198
	Republic of Panama	7.125%	1/29/26	400	477

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Republic of Panama	8.875%	9/30/27	370	497
[4]	Republic of Panama	3.875%	3/17/28	60	59
	Republic of Panama	9.375%	4/1/29	300	420
[4]	Republic of Panama	6.700%	1/26/36	292	358
[4]	Republic of Panama	4.500%	5/15/47	525	511
[4]	Republic of Panama	4.500%	4/16/50	200	193
[4]	Republic of Panama	4.300%	4/29/53	200	187
	Republic of Peru	7.350%	7/21/25	225	275
	Republic of Peru	8.750%	11/21/33	645	943
[4]	Republic of Peru	6.550%	3/14/37	225	280
	Republic of Peru	5.625%	11/18/50	650	752
	Republic of Poland	6.375%	7/15/19	486	504
	Republic of Poland	5.125%	4/21/21	275	289
	Republic of Poland	5.000%	3/23/22	775	818
	Republic of Poland	3.000%	3/17/23	325	318
	Republic of Poland	4.000%	1/22/24	350	356
	Republic of Poland	3.250%	4/6/26	150	145
	Republic of the Philippines	4.000%	1/15/21	350	353
	Republic of the Philippines	9.500%	10/21/24	350	462
	Republic of the Philippines	10.625%	3/16/25	100	139
	Republic of the Philippines	5.500%	3/30/26	225	247
	Republic of the Philippines	3.000%	2/1/28	400	367
	Republic of the Philippines	9.500%	2/2/30	225	328
	Republic of the Philippines	7.750%	1/14/31	400	526
	Republic of the Philippines	6.375%	1/15/32	200	239
	Republic of the Philippines	6.375%	10/23/34	550	672
	Republic of the Philippines	3.950%	1/20/40	700	672
	Republic of the Philippines	3.700%	3/1/41	200	184
	Republic of the Philippines	3.700%	2/2/42	350	321
	State of Israel	3.150%	6/30/23	400	394
	State of Israel	2.875%	3/16/26	200	189
	State of Israel	3.250%	1/17/28	300	289
	State of Israel	4.500%	1/30/43	200	201
	State of Israel	4.125%	1/17/48	250	235
	Equinor ASA	2.750%	11/10/21	300	296
	Equinor ASA	2.650%	1/15/24	250	240
	Equinor ASA	3.700%	3/1/24	150	151
	Equinor ASA	3.250%	11/10/24	150	148
	Equinor ASA	7.250%	9/23/27	250	311
	Equinor ASA	5.100%	8/17/40	125	140
	Equinor ASA	4.800%	11/8/43	175	188
	Svensk Exportkredit AB	1.125%	8/28/19	300	295
	Svensk Exportkredit AB	1.750%	5/18/20	190	186
	Svensk Exportkredit AB	1.875%	6/23/20	200	196
	Svensk Exportkredit AB	1.750%	8/28/20	380	371
	Svensk Exportkredit AB	1.750%	3/10/21	250	243
	Svensk Exportkredit AB	2.875%	5/22/21	200	200
	Svensk Exportkredit AB	2.000%	8/30/22	190	183
	Svensk Exportkredit AB	2.875%	3/14/23	200	199
	Syngenta Finance NV	3.125%	3/28/22	100	95
	United Mexican States	3.500%	1/21/21	100	100
	United Mexican States	3.625%	3/15/22	1,378	1,375
	United Mexican States	3.600%	1/30/25	510	493
	United Mexican States	4.125%	1/21/26	445	441
	United Mexican States	4.150%	3/28/27	1,300	1,280
	United Mexican States	3.750%	1/11/28	475	448
	United Mexican States	7.500%	4/8/33	100	126
	United Mexican States	6.050%	1/11/40	1,745	1,927
	United Mexican States	4.750%	3/8/44	765	716
	United Mexican States	4.600%	1/23/46	600	550
	United Mexican States	4.350%	1/15/47	350	311
	United Mexican States	5.750%	10/12/10	342	338
Total Sovereign Bonds (Cost $164,547)					161,728
Taxable Municipal Bonds (0.8%)
	Alabama Economic Settlement
	Authority BP Settlement Revenue	3.163%	9/15/25	100	99
	American Municipal Power Ohio Inc.
	Revenue (Prairie State Energy
	Campus Project)	5.939%	2/15/47	150	189

American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	6.270%	2/15/50	50	64
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	7.499%	2/15/50	50	74
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	8.084%	2/15/50	125	202
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.918%	4/1/40	100	138
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.263%	4/1/49	250	347
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.907%	10/1/50	200	292
California Department of Water
Resources Power Supply Revenue	2.000%	5/1/22	150	144
California GO	6.200%	10/1/19	275	287
California GO	2.800%	4/1/21	150	150
California GO	5.700%	11/1/21	250	272
California GO	3.375%	4/1/25	100	100
California GO	3.500%	4/1/28	150	150
California GO	4.500%	4/1/33	190	198
California GO	7.500%	4/1/34	600	843
California GO	4.600%	4/1/38	300	314
California GO	7.300%	10/1/39	75	106
California GO	7.350%	11/1/39	1,425	2,028
California GO	7.625%	3/1/40	205	302
California GO	7.600%	11/1/40	200	301
California State University Systemwide
Revenue	3.899%	11/1/47	50	50
Central Puget Sound WA Regional
Transit Authority Sales & Use Tax
Revenue	5.491%	11/1/39	50	61
Chicago IL GO	7.045%	1/1/29	50	54
Chicago IL GO	7.375%	1/1/33	150	167
Chicago IL GO	6.314%	1/1/44	100	102
Chicago IL O’Hare International Airport
Revenue	6.395%	1/1/40	125	165
Chicago IL Transit Authority Sales Tax
Receipts Revenue	6.200%	12/1/40	150	185
Chicago IL Transit Authority Transfer
Tax Receipts Revenue	6.899%	12/1/40	125	163
Clark County NV Airport System
Revenue	6.881%	7/1/42	100	104
Clark County NV Airport System
Revenue	6.820%	7/1/45	100	146
Commonwealth Financing Authority
Pennsylvania Revenue	3.864%	6/1/38	100	98
Connecticut GO	5.090%	10/1/30	175	188
Connecticut GO	5.850%	3/15/32	200	231
Cook County IL GO	6.229%	11/15/34	50	62
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	100	130
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	50	59
Dallas TX Convention Center Hotel
Development Corp. Hotel Revenue	7.088%	1/1/42	150	199
Dallas TX Independent School District
GO	6.450%	2/15/35	100	108
District of Columbia Income Tax
Revenue	5.591%	12/1/34	50	60
District of Columbia Water & Sewer
Authority Public Utility Revenue	4.814%	10/1/14	150	165
Energy Northwest Washington Electric
Revenue (Columbia Generating Station)	2.197%	7/1/19	75	75
Florida Board of Administration Finance
Corp Revenue	2.638%	7/1/21	150	149

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Florida Hurricane Catastrophe Fund
	Finance Corp. Revenue	2.995%	7/1/20	450	451
	George Washington University Revenue	4.126%	9/15/48	150	152
	Georgia Municipal Electric Power
	Authority Revenue	6.637%	4/1/57	250	316
	Georgia Municipal Electric Power
	Authority Revenue	6.655%	4/1/57	150	188
	Georgia Municipal Electric Power
	Authority Revenue	7.055%	4/1/57	75	90
	Houston TX GO	6.290%	3/1/32	140	161
	Illinois GO	4.950%	6/1/23	400	407
	Illinois GO	5.100%	6/1/33	1,200	1,136
	Illinois GO	7.350%	7/1/35	300	335
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	50	62
	JobsOhio Beverage System Statewide
	Liquor Profits Revenue	3.985%	1/1/29	150	154
	JobsOhio Beverage System Statewide
	Liquor Profits Revenue	4.532%	1/1/35	100	108
	Los Angeles CA Department of Water
	& Power Revenue	6.166%	7/1/40	25	27
	Los Angeles CA Department of Water
	& Power Revenue	6.574%	7/1/45	100	141
	Los Angeles CA Department of Water
	& Power Revenue	6.603%	7/1/50	100	145
	Los Angeles CA Unified School
	District GO	5.755%	7/1/29	200	234
	Los Angeles CA Unified School
	District GO	5.750%	7/1/34	125	152
	Los Angeles CA Unified School
	District GO	6.758%	7/1/34	200	265
	Los Angeles County CA Metropolitan
	Transportation Authority Sales Tax
	Revenue	5.735%	6/1/39	75	92
	Los Angeles County CA Public Works
	Financing Authority Lease Revenue	7.618%	8/1/40	50	74
	Maryland Transportation Authority
	Facilities Projects Revenue	5.888%	7/1/43	50	64
	Massachusetts GO	4.200%	12/1/21	125	129
	Massachusetts GO	5.456%	12/1/39	150	180
	Massachusetts School Building
	Authority Dedicated Sales Tax
	Revenue	5.715%	8/15/39	100	122
	Massachusetts Transportation Fund
	Revenue	5.731%	6/1/40	50	63
	Metropolitan Government of Nashville
	& Davidson County TN Convention
	Center Authority Tourism Tax Revenue	6.731%	7/1/43	50	67
	Metropolitan Washington DC/VA
	Airports Authority Dulles Toll Road
	Revenue	7.462%	10/1/46	85	125
	Mississippi GO	5.245%	11/1/34	50	58
	Missouri Health & Educational
	Facilities Authority Revenue
	(Washington University)	3.652%	8/15/57	100	95
[15]	New Jersey Economic Development
	Authority Revenue (State Pension
	Funding)	7.425%	2/15/29	225	274
	New Jersey Transportation Trust Fund
	Authority Transportation System
	Revenue	6.104%	12/15/28	100	105
	New Jersey Transportation Trust Fund
	Authority Transportation System
	Revenue	6.561%	12/15/40	400	497
	New Jersey Turnpike Authority
	Revenue	7.414%	1/1/40	100	145
	New Jersey Turnpike Authority
	Revenue	7.102%	1/1/41	400	563
	New York City NY GO	6.246%	6/1/35	25	26
	New York City NY GO	5.517%	10/1/37	50	60
	New York City NY GO	6.271%	12/1/37	100	130

	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.750%	6/15/41	50	63
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.952%	6/15/42	50	65
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	6.011%	6/15/42	50	65
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.440%	6/15/43	100	123
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.882%	6/15/44	175	228
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.767%	8/1/36	150	178
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.508%	8/1/37	100	118
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.572%	11/1/38	75	90
	New York Metropolitan Transportation
	Authority Revenue (Dedicated Tax
	Fund)	7.336%	11/15/39	400	585
	New York Metropolitan Transportation
	Authority Revenue (Transit Revenue)	5.871%	11/15/39	50	61
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.628%	3/15/39	100	119
	New York State Urban Development
	Corp. Revenue (Personal Income Tax) 5.770%		3/15/39	150	175
	North Texas Tollway Authority System
	Revenue	6.718%	1/1/49	100	142
	Ohio State University General Receipts
	Revenue	4.910%	6/1/40	100	115
	Ohio State University General Receipts
	Revenue	3.798%	12/1/46	100	99
	Ohio State University General Receipts
	Revenue	4.800%	6/1/11	100	109
	Ohio Water Development Authority
	Water Pollution Control Loan Fund
	Revenue	4.879%	12/1/34	75	82
	Oregon Department of Transportation
	Highway User Tax Revenue	5.834%	11/15/34	150	185
	Oregon GO	5.762%	6/1/23	160	173
	Oregon GO	5.892%	6/1/27	75	87
[16]	Oregon School Boards Association GO	5.528%	6/30/28	50	56
	Pennsylvania Public School Building
	Authority Lease Revenue (School
	District of Philadelphia)	5.000%	9/15/27	50	54
	Pennsylvania Turnpike Commission
	Revenue	5.511%	12/1/45	50	61
	Port Authority of New York & New
	Jersey Revenue	6.040%	12/1/29	75	91
	Port Authority of New York & New
	Jersey Revenue	4.960%	8/1/46	250	295
	Port Authority of New York & New
	Jersey Revenue	5.310%	8/1/46	100	108
	Port Authority of New York & New
	Jersey Revenue	4.926%	10/1/51	100	117
	Port Authority of New York & New
	Jersey Revenue	4.458%	10/1/62	550	584
	Port Authority of New York & New
	Jersey Revenue	4.810%	10/15/65	100	113
	President & Fellows of Harvard College
	Massachusetts GO	4.875%	10/15/40	225	264
	President & Fellows of Harvard College
	Massachusetts GO	3.150%	7/15/46	100	91
	Princeton University New Jersey GO	5.700%	3/1/39	200	260
	Regents of the University of California
	Revenue	3.063%	7/1/25	100	97

Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Regional Transportation District of
	Colorado Sales Tax Revenue	5.844%	11/1/50	100	131
	Rutgers State University New Jersey
	Revenue	5.665%	5/1/40	50	60
	Sales Tax Securitization Corp. Illinois
	Revenue	3.587%	1/1/43	75	71
	Sales Tax Securitization Corp. Illinois
	Revenue	3.820%	1/1/48	50	48
	Salt River Project Arizona Agricultural
	Improvement & Power District
	Revenue	4.839%	1/1/41	150	172
	San Antonio TX Electric & Gas
	Systems Revenue	5.985%	2/1/39	125	164
	San Antonio TX Electric & Gas
	Systems Revenue	5.808%	2/1/41	125	156
	San Diego County CA Water Authority
	Revenue	6.138%	5/1/49	100	132
	San Francisco CA City & County
	Public Utilities Commission Water
	Revenue	6.950%	11/1/50	100	145
	San Jose California Redevelopment
	Agency Successor Agency Tax
	Allocation	3.375%	8/1/34	100	96
	Santa Clara Valley CA Transportation
	Authority Sales Tax Revenue	5.876%	4/1/32	200	235
	South Carolina Public Service Authority
	Revenue	2.388%	12/1/23	100	93
	South Carolina Public Service Authority
	Revenue	6.454%	1/1/50	100	135
	Texas GO	5.517%	4/1/39	50	63
	Texas Transportation Commission
	Revenue	5.178%	4/1/30	175	200
	Texas Transportation Commission
	Revenue	4.681%	4/1/40	50	57
	University of California Regents
	Medical Center Revenue	6.548%	5/15/48	250	336
	University of California Regents
	Medical Center Revenue	6.583%	5/15/49	50	67
	University of California Revenue	6.270%	5/15/31	500	517
	University of California Revenue	5.946%	5/15/45	175	220
	University of Southern California GO	5.250%	10/1/11	100	119
	University of Texas Permanent
	University Fund Revenue	3.376%	7/1/47	50	46
	University of Texas Revenue	3.354%	8/15/47	50	46
	University of Texas System Revenue
	Financing System Revenue	6.276%	8/15/41	25	26
	University of Texas System Revenue
	Financing System Revenue	4.794%	8/15/46	75	85
	University of Virginia Revenue	4.179%	9/1/17	50	50
	Utah GO	4.554%	7/1/24	50	53
	Utah GO	3.539%	7/1/25	50	51
	Washington GO	5.140%	8/1/40	150	179
	Wisconsin Annual Appropriation
	Revenue	3.954%	5/1/36	250	253
	Wisconsin General Fund Annual
	Appropriation Revenue	3.154%	5/1/27	100	98
[16]	Wisconsin GO	5.700%	5/1/26	75	83
Total Taxable Municipal Bonds (Cost $23,309)					25,954

				Shares
Temporary Cash Investment (2.4%)
Money Market Fund (2.4%)
[17]	Vanguard Market Liquidity Fund
	(Cost $81,778)	2.122% 817,833			81,792
Total Investments (101.7%) (Cost $3,519,720) 3,464,000

See accompanying Notes, which are an integral part of the Financial Statements.

Amount
($000)
Other Assets and Liabilities (-1.7%)
Other Assets
Investment in Vanguard	181
Receivables for Investment Securities Sold	35,504
Receivables for Accrued Income	22,225
Receivables for Capital Shares Issued	4,916
Total Other Assets	62,826
Liabilities
Payables for Investment Securities Purchased	(116,019)
Payables for Capital Shares Redeemed	(3,392)
Payables to Vanguard	(1,859)
Other Liabilities	(423)
Total Liabilities	(121,693)
Net Assets (100%)
Applicable to 299,808,787 outstanding $.001 par value shares of beneficial interest (unlimited authorization) 3,405,133
Net Asset Value Per Share	$11.36

At June 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	3,425,553
Undistributed Net Investment Income	42,250
Accumulated Net Realized Losses	(6,950)
Unrealized Appreciation (Depreciation)	(55,720)
Net Assets	3,405,133

• See Note A in Notes to Financial Statements.
† Security value determined using significant unobservable inputs.
1 U.S. government-guaranteed.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of June 30, 2018.
6 Adjustable-rate security based upon 12-month USD LIBOR plus spread.
7 Adjustable-rate security based upon 6-month USD LIBOR plus spread.
8 Adjustable-rate security based upon one-year Constant Maturity Treasury yield plus spread.
9 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
At June 30, 2018, the aggregate value of these securities was $18,010,000, representing 0.5%
of net assets.
10 Guaranteed by the Government of Canada.
11 Guaranteed by the Federal Republic of Germany.
12 Guaranteed by the Government of Japan.
13 Guaranteed by the Republic of Austria.
14 Guaranteed by the Republic of the Philippines.
15 Scheduled principal and interest payments are guaranteed by National Public Finance
Guarantee Corp.
16 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal
Corporation).
17 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

Total Bond Market Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2018
($000)
Investment Income
Income
Interest[1]	47,605
Total Income	47,605
Expenses
The Vanguard Group—Note B
Investment Advisory Services	198
Management and Administrative	1,879
Marketing and Distribution	317
Custodian Fees	89
Shareholders’ Reports	11
Trustees’ Fees and Expenses	1
Total Expenses	2,495
Net Investment Income	45,110
Realized Net Gain (Loss) on Investment
Securities Sold[1]	(6,912)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities[1] (100,132)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(61,934)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $859,000, ($17,000), and $8,000, respectively.

Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	45,110	79,058
Realized Net Gain (Loss)	(6,912)	6,819
Change in Unrealized Appreciation (Depreciation)	(100,132)	23,124
Net Increase (Decrease) in Net Assets Resulting from Operations	(61,934)	109,001
Distributions
Net Investment Income	(79,188)	(71,452)
Realized Capital Gain[1]	(6,703)	(9,620)
Total Distributions	(85,891)	(81,072)
Capital Share Transactions
Issued	314,435	957,289
Issued in Lieu of Cash Distributions	85,891	81,072
Redeemed	(345,733)	(553,064)
Net Increase (Decrease) from Capital Share Transactions	54,593	485,297
Total Increase (Decrease)	(93,232)	513,226
Net Assets
Beginning of Period	3,498,365	2,985,139
End of Period[2]	3,405,133	3,498,365

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $1,591,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $42,250,000 and $76,328,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.86	$11.77	$11.79	$12.07	$11.73	$12.46
Investment Operations
Net Investment Income	.151[1]	. 292[1]	.283	.276	.281	.305
Net Realized and Unrealized Gain (Loss)
on Investments	(.361)	.119	.007	(.233)	.397	(.580)
Total from Investment Operations	(.210)	.411	.290	.043	.678	(.275)
Distributions
Dividends from Net Investment Income	(.267)	(.283)	(.277)	(.272)	(.295)	(.315)
Distributions from Realized Capital Gains	(.023)	(.038)	(.033)	(.051)	(.043)	(.140)
Total Distributions	(.290)	(.321)	(.310)	(.323)	(.338)	(.455)
Net Asset Value, End of Period	$11.36	$11.86	$11.77	$11.79	$12.07	$11.73

Total Return	-1.77%	3.57%	2.47%	0.33%	5.89%	-2.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,405	$3,498	$2,985	$2,799	$2,619	$2,305
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.19%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.65%	2.48%	2.41%	2.43%	2.47%	2.36%
Portfolio Turnover Rate[2]	99%	91%	104%	149%	118%	106%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized. 1 Calculated based on average shares outstanding.

2 Includes 30%, 24%, 33%, 61%, 61%, and 69% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Portfolio

Notes to Financial Statements

Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.

3. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and for the period ended June 30, 2018, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Total Bond Market Index Portfolio

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2018, or at any time during the period then ended.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2018, the portfolio had contributed to Vanguard capital in the amount of $181,000, representing 0.01% of the portfolio’s net assets and 0.07% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of June 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,166,738	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	93,116	772
Corporate Bonds	—	933,900	—
Sovereign Bonds	—	161,728	—
Taxable Municipal Bonds	—	25,954	—
Temporary Cash Investments	81,792	—	—
Total	81,792	3,381,436	772

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will

Total Bond Market Index Portfolio

reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2018, the cost of investment securities for tax purposes was $3,519,720,000. Net unrealized depreciation of investment securities for tax purposes was $55,720,000, consisting of unrealized gains of 29,317,000 on securities that had risen in value since their purchase and $85,037,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2018, the portfolio purchased $168,133,000 of investment securities and sold $141,757,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,533,371,000 and $1,544,820,000, respectively.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2018	December 31, 2017
	Shares	Shares
	(000)	(000)
Issued	27,331	81,315
Issued in Lieu of Cash Distributions	7,574	7,025
Redeemed	(30,156)	(46,886)
Net Increase (Decrease) in Shares Outstanding	4,749	41,454

At June 30, 2018, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 43% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no events or transactions occurred subsequent to June 30, 2018, that would require recognition or disclosure in these financial statements.

Total Bond Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Portfolio	12/31/2017	6/30/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$982.30	$0.74
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.05	0.75

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Total Bond Market Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory expenses were also well below the peer-group average. Information about the portfolio’s expenses appears in the About Your Portfolio’s Expenses section as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Total Bond Market Index Portfolio

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float
Adjusted Index (the Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Total Bond Market Index Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Total Bond Market Index Portfolio. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the
sponsor of the Total Bond Market Index Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Total Bond Market Index Portfolio or the owners of the Total Bond Market Index Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Total Bond Market Index Portfolio. Investors acquire the Total Bond
Market Index Portfolio from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Total Bond Market Index Portfolio. The Total Bond Market Index Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor
Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Total Bond Market Index Portfolio or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Total Bond Market
Index Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Total Bond Market Index Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Total Bond Market Index Portfolio or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Total Bond Market Index Portfolio.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Total Bond Market Index Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Total Bond Market Index Portfolio, investors or other third parties.

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OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG
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BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE TOTAL BOND MARKET INDEX PORTFOLIO.

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© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

Total International Stock Market Index Portfolio

International equity markets lost ground during the first half of 2018 in an environment marked by heightened volatility. Concerns about monetary policy and the impact of trade tariffs and rising oil prices countered strong job reports and decent corporate earnings.

Emerging markets lagged developed markets and U.K. stocks trailed those of broader Europe. Stocks throughout the Asia-Pacific region performed well in early 2018, but escalating trade rhetoric between the U.S. and China led the share prices of many export-heavy companies in the sector to retreat.

For the six months ended June 30, 2018, the Total International Stock Market Index Portfolio returned –3.72%, closely tracking its benchmark index, the FTSE Global All Cap ex US Index, which returned –3.69%. The average return for the portfolio’s peer group was –2.66%.

Please note that the portfolio returns in the Variable Insurance Fund are different from those in Vanguard Variable Annuity

(and other plans that invest in the fund), which take into account insurance-related expenses.

Declines sharpest for emerging markets

As a “fund of funds,” the Total International Stock Market Index Portfolio seeks to capture the returns of its benchmark by investing in six underlying Vanguard funds that offer broad coverage of developed and emerging markets outside the U.S. The portfolio provides diversified exposure to multiple regions, markets, and industry sectors and includes stocks from across the market-capitalization spectrum.

All of the portfolio’s underlying funds posted losses for the period, including Vanguard Developed Markets Index Fund and Vanguard FTSE All-World ex-US Index Fund, which together make up more than half of the portfolio. Vanguard Emerging Markets Stock Index Fund, which represents about 15% of the portfolio, reported the sharpest decline.

Total Returns
Six Months Ended
June 30, 2018
Total International Stock Market Index Portfolio	-3.72%
FTSE Global All Cap ex US Index	-3.69
Variable Insurance International Funds Average[1]	-2.66

Expense Ratios
Your Portfolio Compared With Its Peer Group

		Variable Insurance
	Acquired Fund Fees	International
	and Expenses[2]	Funds Average[3]
Total International Stock Market Index Portfolio	0.11%	0.91%

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 This figure—drawn from the prospectus dated April 26, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total International Stock Market Index Portfolio invests. The Total International Stock Market Index Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2018, the annualized acquired fund fees and expenses were 0.11%.

3 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Total International Stock Market Index Portfolio

Portfolio Profile
As of June 30, 2018

Total Portfolio Characteristics
Acquired Fund Fees and Expenses[1]	0.11%

Allocation to Underlying Funds

Vanguard FTSE All-World ex-US
Index Fund Admiral Shares	28.0%
Vanguard Developed Markets
Index Fund Admiral Shares	28.0
Vanguard Emerging Markets Stock
Index Fund Admiral Shares	14.7
Vanguard European Stock Index Fund
Admiral Shares	13.2
Vanguard Pacific Stock Index Fund
Admiral Shares	9.2
Vanguard FTSE All-World ex-US
Small-Cap Index Fund Investor Shares	6.9

Investment Focus

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

1 This figure--drawn from the prospectus dated April 26, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired”
funds) in which the Total International Stock Market Index Portfolio invests. The Total International Stock Market Index Portfolio does not charge any expenses or fees of its own. For the six months ended June 30,
2018, the annualized acquired fund fees and expenses were 0.11%.

Total International Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): September 7, 2017–June 30, 2018

Average Annual Total Returns: Periods Ended June 30, 2018

		Since
Inception Date		Inception
Total International Stock Market Index Portfolio	9/7/2017	1.82%

1 Six months ended June 30, 2018.
See Financial Highlights for dividend and capital gains information.

Total International Stock Market Index Portfolio

Financial Statements

Statement of Net Assets
As of June 30, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.0%)
International Stock Funds (99.0%)
Vanguard FTSE All-World ex-US Index Fund Admiral Shares	1,290,965	41,582
Vanguard Developed Markets Index Fund Admiral Shares	3,010,165	41,540
Vanguard Emerging Markets Stock Index Fund Admiral Shares	623,906	21,918
Vanguard European Stock Index Fund Admiral Shares	278,641	19,566
Vanguard Pacific Stock Index Fund Admiral Shares	157,669	13,665
Vanguard FTSE All-World ex-US Small-Cap Index Fund Investor Shares	234,360	10,310
Total Investment Companies (Cost $155,648)		148,581
Temporary Cash Investments (0.5%)
Money Market Fund (0.4%)
[1] Vanguard Market Liquidity Fund, 2.122%	6,176	617

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[2] United States Treasury Bill, 1.916%, 9/6/18	85	85
Total Temporary Cash Investments (Cost $702)		702
Total Investments (99.5%) (Cost $156,350)		149,283
Other Assets and Liabilities (0.5%)
Other Assets		2,493
Liabilities		(1,668)
		825
Net Assets (100%)
Applicable to 7,418,529 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		150,108
Net Asset Value Per Share		$20.23

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Affiliated Funds		149,198
Unaffiliated Issuers		85
Total Investments in Securities		149,283
Receivables for Capital Shares Issued		2,489
Receivables for Accrued Income		1
Variation Margin Receivable—Futures Contracts		3
Total Assets		151,776
Liabilities
Payables for Investment Securities Purchased		1,668
Total Liabilities		1,668
Net Assets		150,108

Total International Stock Market Index Portfolio

At June 30 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	155,120
Undistributed Net Investment Income	1,925
Accumulated Net Realized Gains	126
Unrealized Appreciation (Depreciation)
Investment Securities	(7,067)
Futures Contracts	4
Net Assets	150,108

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
2 Securities with a value of $85,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
S&P/TSX 60 Index	September 2018	3	439	4

See accompanying Notes, which are an integral part of the Financial Statements.

Total International Stock Market Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2018
($000)
Investment Income
Income
Income Distributions Received from
Affiliated Funds	1,932
Interest	1
Net Investment Income—Note B	1,933
Realized Net Gain (Loss)
Affiliated Funds Sold	122
Futures Contracts	4
Realized Net Gain (Loss)	126
Change in Unrealized Appreciation
(Depreciation)
Affiliated Funds	(8,763)
Futures Contracts	2
Change in Unrealized Appreciation
(Depreciation)	(8,761)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(6,702)

Statement of Changes in Net Assets

		September 7,
	Six Months Ended	2017[1] to
	June 30,	December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,933	627
Realized Net Gain (Loss)	126	64
Change in Unrealized Appreciation (Depreciation)	(8,761)	1,698
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,702)	2,389
Distributions
Net Investment Income	(635)	—
Realized Capital Gain[2]	(64)	—
Total Distributions	(699)	—
Capital Share Transactions
Issued	89,991	68,718
Issued in Lieu of Cash Distributions	699	—
Redeemed	(3,999)	(289)
Net Increase (Decrease) from Capital Share Transactions	86,691	68,429
Total Increase (Decrease)	79,290	70,818
Net Assets
Beginning of Period	70,818	—
End of Period[3]	150,108	70,818

1 Inception.

2 Includes fiscal 2018 and 2017 short-term gain distributions totaling $64,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,925,000 and $627,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Total International Stock Market Index Portfolio

Financial Highlights

Six Months		Sept. 7,
	Ended	2017[1] to
	June 30,	Dec. 31,
For a Share Outstanding Throughout Each Period	2018	2017
Net Asset Value, Beginning of Period	$21.15	$20.00
Investment Operations
Net Investment Income[2]	.358	.341
Capital Gain Distributions Received[2]	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(1.138)	.809
Total from Investment Operations	(.780)	1.150
Distributions
Dividends from Net Investment Income	(.127)	—
Distributions from Realized Capital Gains	(.013)	—
Total Distributions	(.140)	—
Net Asset Value, End of Period	$20.23	$21.15

Total Return	-3.72%	5.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$150	$71
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.11%	0.11%[3]
Ratio of Net Investment Income to Average Net Assets	3.41%	5.20%[3]
Portfolio Turnover Rate	4%	5%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.

1 Inception.

2 Calculated based on average shares outstanding.

3 Annualized.

Total International Stock Market Index Portfolio

Notes to Financial Statements

Total International Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds. Financial statements and other information about each underlying fund are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The portfolio uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax year ended December 31, 2017, and for the period ended June 30, 2018, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2018, or at any time during the period then ended.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

Total International Stock Market Index Portfolio

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended June 30, 2018, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of June 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Affiliated Investment Companies	148,581	—	—
Temporary Cash Investments	617	85	—
Futures Contracts—Assets[1]	3	—	—
Total	149,201	85	—
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2018, the cost of investment securities for tax purposes was $156,350,000. Net unrealized depreciation of investment securities for tax purposes was $7,067,000, consisting entirely of unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	September 7, 2017[1] to
	June 30, 2018	December 31, 2017
	Shares	Shares
	(000)	(000)
Issued	4,227	3,362
Issued in Lieu of Cash Distributions	33	—
Redeemed	(189)	(14)
Net Increase (Decrease) in Shares Outstanding	4,071	3,348
1 Inception.

Total International Stock Market Index Portfolio

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Dec. 31,		Proceeds	Net	Change in			June 30,
	2017		from	Realized	Net		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	387	NA1	NA1	—	—	3	—	617
Vanguard Developed
Markets Index Fund	19,594	24,295	379	17	(1,987)	602	—	41,540
Vanguard Emerging
Markets Stock
Index Fund	10,253	14,397	635	42	(2,139)	168	—	21,918
Vanguard European
Stock Index Fund	9,303	12,227	822	2	(1,144)	437	—	19,566
Vanguard FTSE
All-World ex-US
Index Fund	19,611	24,681	272	8	(2,446)	550	—	41,582
Vanguard FTSE
All-World ex-US
Small-Cap Index
Fund	4,972	6,050	347	19	(384)	57	—	10,310
Vanguard Pacific
Stock Index Fund	6,333	8,403	442	34	(663)	115	—	13,665
Total	70,453	90,053	2,897	122	(8,763)	1,932	—	149,198
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to June 30, 2018, that would require recognition or disclosure in these financial statements.

Total International Stock Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total International Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total International Stock Market Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total International Stock Market Index Portfolio	12/31/2017	6/30/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$962.80	$0.54
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.25	0.55

1 The calculations are based on the Total International Stock Market Index Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Total International Stock Market Index Portfolio’s annualized expense figure for that period is 0.11%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period (181/365).

Total International Stock Market Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Total International Stock Market Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the investment management services provided to the portfolio since its inception in 2017 and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The board considered the portfolio’s performance since its inception, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that, while the portfolio had not yet been in existence for a full fiscal year, the portfolio’s estimated acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s acquired fund fees and expenses appears in the About Your Portfolio’s Expenses section as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangement with the portfolio and its underlying funds ensures that the portfolio will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Total Stock Market Index Portfolio

U.S. stocks advanced for the six months ended June 30, 2018, although many experienced significant bouts of volatility. Stocks posted small gains as concerns about monetary policy, along with the impact of trade tariffs and rising inflation, countered strong job reports and decent corporate earnings.

For the six months, the Total Stock Market Index Portfolio returned 3.20%, in line with its target index and ahead of the average return of its peer group.

As a “fund of funds,” the Total Stock Market Index Portfolio seeks to capture the returns of its target benchmark by investing about 80% of its assets in the Equity Index Portfolio of Vanguard Variable Insurance Fund and about 20% in Vanguard Extended Market Index Fund. Because of the Equity Index Portfolio’s heavy weighting, you may wish to review that portfolio’s financial statements, which are included with this report.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Portfolio returns were fueled by a rally in growth stocks

The Total Stock Market Index Portfolio seeks to track the performance of the S&P Total Market Index. It offers investors exposure to every segment of the U.S. equity market. Stocks of all sizes, styles, and sectors are represented. During the period, the portfolio’s two underlying fund holdings contributed to performance. The Extended Market Index Fund, which focuses on small- and mid-capitalization stocks, returned 6.14% for Admiral Shares while the Equity Index Portfolio, which concentrates on large-cap stocks, returned 2.57%.

Investors were attracted to growth stocks as companies recorded strong profits and economies across the world posted healthy economic numbers. Value stocks continued to lag their growth counterparts during the period.

Six of the index’s 11 sectors contributed to performance, with information technology and consumer discretionary posting the strongest returns.

Consumer staples, telecommunication services, industrials, materials, and financials were all in negative territory. Financials were held back by uncertainty relating to U.S.-China trade tensions and reduced market volatility at the end of the period. A flattening yield curve also weighed on returns for financials.

Total Returns
Six Months Ended
June 30, 2018
Total Stock Market Index Portfolio	3.20%
S&P Total Market Index	3.25
Variable Insurance Multi-Cap Core Funds Average[1]	1.90

Expense Ratios
Your Portfolio Compared With Its Peer Group
	Acquired Fund	Variable Insurance
	Fees and	Multi-Cap Core
	Expenses[2]	Funds Average[3]
Total Stock Market Index Portfolio	0.15%	0.78%

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 This figure—drawn from the prospectus dated April 26, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2018, the annualized acquired fund fees and expenses were 0.14%.

3 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Total Stock Market Index Portfolio

Portfolio Profile
As of June 30, 2010

Total Portfolio Characteristics

Yield[1]	1.65%
Acquired Fund Fees and Expenses[2]	0.15%

Volatility Measures
Portfolio Versus
Target Index[3]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Equity Index Portfolio	82.0%
Vanguard Extended Market Index Fund
Admiral Shares	18.0

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 30-day SEC yield.

2 This figure—drawn from the prospectus dated April 26, 2018—represents an estimate of the weighted average of the annualized expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2018, the annualized acquired fund fees and expenses were 0.14%.

3 S&P Total Market Index.

Total Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2007–June 30, 2018

Average Annual Total Returns: Periods Ended June 30, 2018

	Inception Date	One Year	Five Years	Ten Years
Total Stock Market Index Portfolio	1/8/2003	14.65%	13.10%	10.12%

1 Six months ended June 30, 2018.
See Financial Highlights for dividend and capital gains information.

Total Stock Market Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Variable Insurance Fund—Equity Index Portfolio	43,913,484	1,793,866
Vanguard Extended Market Index Admiral Shares	4,389,279	392,489
Total Investment Companies (Cost $1,690,367)		2,186,355
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 2.122% (Cost $1)	9	1
Total Investments (100.0%) (Cost $1,690,368)		2,186,356
Other Assets and Liabilities (0.0%)
Other Assets		4,205
Liabilities		(4,022)
		183
Net Assets (100%)
Applicable to 58,537,242 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,186,539
Net Asset Value Per Share		$37.35

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	2,186,356
Receivables for Investment Securities Sold	3,593
Receivables for Capital Shares Issued	611
Receivables for Accrued Income	1
Total Assets	2,190,561
Liabilities
Payables for Investment Securities Purchased	1
Payables for Capital Shares Redeemed	545
Other Payables	3,476
Total Liabilities	4,022
Net Assets	2,186,539

At June 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,610,768
Undistributed Net Investment Income	31,350
Accumulated Net Realized Gains	48,433
Unrealized Appreciation (Depreciation)	495,988
Net Assets	2,186,539

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Stock Market Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2018
($000)
Investment Income
Income
Income Distributions Received
from Affiliated Funds	31,691
Net Investment Income—Note B	31,691
Realized Net Gain (Loss)
Capital Gain Distributions Received
from Affiliated Funds	28,613
Affiliated Investment Securities Sold	19,871
Realized Net Gain (Loss)	48,484
Change in Unrealized Appreciation
(Depreciation) from Affiliated Funds	(12,684)
Net Increase (Decrease) in Net Assets
Resulting from Operations	67,491

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	31,691	32,621
Realized Net Gain (Loss)	48,484	83,806
Change in Unrealized Appreciation (Depreciation)	(12,684)	247,903
Net Increase (Decrease) in Net Assets Resulting from Operations	67,491	364,330
Distributions
Net Investment Income	(32,762)	(36,007)
Realized Capital Gain[1]	(83,757)	(98,120)
Total Distributions	(116,519)	(134,127)
Capital Share Transactions
Issued	129,004	201,733
Issued in Lieu of Cash Distributions	116,519	134,127
Redeemed	(114,269)	(196,899)
Net Increase (Decrease) from Capital Share Transactions	131,254	138,961
Total Increase (Decrease)	82,226	369,164
Net Assets
Beginning of Period	2,104,313	1,735,149
End of Period[2]	2,186,539	2,104,313

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $1,049,000 and $191,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $31,350,000 and $32,421,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Stock Market Index Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$38.26	$34.10	$32.06	$33.46	$32.01	$25.32
Investment Operations
Net Investment Income	. 559[1]	.604[1]	.710	.480	.506[1]	.454
Capital Gain Distributions Received	. 505[1]	.890[1]	.478	.672	.462[1]	.560
Net Realized and Unrealized Gain (Loss)
on Investments	.159	5.270	2.598	(1.019)	2.717	7.116
Total from Investment Operations	1.223	6.764	3.786	.133	3.685	8.130
Distributions
Dividends from Net Investment Income	(.600)	(.699)	(.484)	(.433)	(.450)	(.435)
Distributions from Realized Capital Gains )	(1.533	(1.905)	(1.262)	(1.100)	(1.785)	(1.005)
Total Distributions	(2.133)	(2.604)	(1.746)	(1.533)	(2.235)	(1.440)
Net Asset Value, End of Period	$37.35	$38.26	$34.10	$32.06	$33.46	$32.01

Total Return	3.20%	20.97%	12.56%	0.37%	12.29%	33.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,187	$2,104	$1,735	$1,699	$1,629	$1,209
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.15%	0.16%	0.16%	0.17%	0.18%
Ratio of Net Investment Income to
Average Net Assets	1.58%	1.71%	2.10%	1.53%	1.61%	1.62%
Portfolio Turnover Rate	5%	6%	9%	5%	9%	17%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Stock Market Index Portfolio

Notes to Financial Statements

Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds and portfolios. The Portfolio invests a substantial amount of its assets in VVIF Equity Index Portfolio. The accompanying financial statements of VVIF Equity Index Portfolio should be read in conjunction with the financial statements of the Portfolio. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and for the period ended June 30, 2018, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended June 30, 2018, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Total Stock Market Index Portfolio

At June 30, 2018, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2018, the cost of investment securities for tax purposes was $1,690,368,000. Net unrealized appreciation of investment securities for tax purposes was $495,988,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2018	December 31, 2017
	Shares	Shares
	(000)	(000)
Issued	3,415	5,679
Issued in Lieu of Cash Distributions	3,121	4,025
Redeemed	(2,995)	(5,598)
Net Increase (Decrease) in Shares Outstanding	3,541	4,106

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Dec. 31,		Proceeds	Net	Change in			June 30,
	2017		from	Realized	Net		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Extended
Market Index	371,358	16,601	15,756	5,911	14,375	2,293	—	392,489
Vanguard Market
Liquidity Fund	2,456	NA1	NA1	—	—	4	—	1
Vanguard Variable
Insurance Fund—
Equity Index
Portfolio	1,733,404	110,879	37,318	13,960	(27,059)	29,394	28,613	1,793,866
Total	2,107,218	127,480	53,074	19,871	(12,684)	31,691	28,613	2,186,356
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to June 30, 2018, that would require recognition or disclosure in these financial statements.

Total Stock Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Stock Market Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Stock Market Index Portfolio	12/31/2017	6/30/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,032.00	$0.71
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.10	0.70

1 The calculations are based on the Total Stock Market Index Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Total Stock Market Index Portfolio’s annualized expense figure for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Total Stock Market Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Total Stock Market Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the portfolio’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s acquired fund fees and expenses appears in the About Your Portfolio’s Expenses section as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangement with the portfolio and its underlying funds ensures that the portfolio will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Equity Index Portfolio

U.S. stocks faced high volatility but in aggregate posted modest gains for the first half of 2018. Investor concerns about monetary policy, trade tariffs, and rising inflation were countered by favorable job reports and corporate earnings. The Federal Reserve raised short-term interest rates in March and June and signaled that two more increases were likely during 2018. The yield on 10-year U.S. Treasuries topped 3% for the first time since 2014 but fell back as short-term rates increased, resulting in a flatter yield curve.

For the six months ended June 30, the Equity Index Portfolio of Vanguard Variable Insurance Fund returned 2.57%, closely tracking its benchmark index, the Standard & Poor’s 500 Index. The portfolio outpaced the average return of its peer funds.

The table below shows the returns of your portfolio and its comparative standards for the period.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable

Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Consumer discretionary led sector returns

The Equity Index Portfolio provides exposure to the stocks of the largest U.S. companies. Stocks of every style and from every industry sector are represented. During the period, large-and mid-capitalization stocks lagged their small-cap counterparts, and growth stocks outpaced value.

Six of the portfolio’s 11 industry sectors recorded gains. Consumer discretionary stocks returned more than 11%. Information technology, the largest sector, returned more than 10% and added most to results, as investors shook off concerns about greater regulatory scrutiny after widely publicized security and privacy breaches. Energy stocks also were strong contributors, as oil production cuts by OPEC and Russia helped drive oil inventories to three-year lows and boost oil prices. Health care, real estate, and utilities posted gains as well.

The consumer staples and telecommunication services sectors each declined more than –8%. Industrials, financials, and materials also lost ground. Consumer staples, financials, and industrials detracted most from returns.

Total Returns
Six Months Ended
June 30, 2018
Equity Index Portfolio	2.57%
S&P 500 Index	2.65
Variable Insurance Large-Cap Core Funds Average[1]	1.74

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Core
	Portfolio	Funds Average
Equity Index Portfolio	0.15%	0.78%

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 The portfolio expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2018, the portfolio’s annualized expense ratio was 0.15%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Equity Index Portfolio

Portfolio Profile

As of June 30, 2018

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	507	505	3,779
Median Market Cap	$104.8B	$104.8B	$64.0B
Price/Earnings Ratio	21.0x	21.0x	20.7x
Price/Book Ratio	3.2x	3.2x	3.0x
Yield[3]	1.8%	1.9%	1.8%
Return on Equity	16.1%	16.1%	15.0%
Earnings Growth Rate	7.9%	7.9%	8.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	5%	—	—
Expense Ratio[5]	0.15%	—	—
Short-Term Reserves	-0.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.99
Beta	1.00	0.98

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	12.9%	12.9%	13.2%
Consumer Staples	6.9	6.9	6.2
Energy	6.3	6.3	6.1
Financials	13.9	13.8	14.3
Health Care	14.1	14.1	13.7
Industrials	9.5	9.6	10.2
Information Technology 26.0		26.0	24.7
Materials	2.6	2.6	3.1
Real Estate	2.9	2.9	3.8
Telecommunication
Services	2.0	2.0	1.8
Utilities	2.9	2.9	2.9

Ten Largest Holdings[6] (% of total net assets)

Apple Inc.	Technology Hardware,
	Storage & Peripherals	3.9
Microsoft Corp.	Systems Software	3.3
Amazon.com Inc.	Internet & Direct
	Marketing Retail	3.0
Alphabet Inc.	Internet Software
	& Services	2.9
Facebook Inc.	Internet Software
	& Services	2.0
Berkshire
Hathaway Inc.	Multi-Sector Holdings	1.6
JPMorgan Chase & Co. Diversified Banks		1.5
Exxon Mobil Corp.	Integrated Oil & Gas	1.5
Johnson & Johnson	Pharmaceuticals	1.4
Bank of America Corp.	Diversified Banks	1.1
Top Ten		22.2%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds) its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 26, 2018, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2018, the portfolio’s annualized expense ratio was 0.15%.
6 The holdings listed exclude any temporary cash investments and equity index products.

Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2007–June 30, 2018

Average Annual Total Returns: Periods Ended June 30, 2018

	Inception Date	One Year	Five Years	Ten Years
Equity Index Portfolio	4/29/1991	14.20%	13.27%	10.05%

1 Six months ended June 30, 2018.
See Financial Highlights for dividend and capital gains information.

Equity Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2018

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (12.9%)
*	Amazon.com Inc.	92,352	156,980
	Home Depot Inc.	264,552	51,614
*	Netflix Inc.	99,645	39,004
	Walt Disney Co.	340,973	35,737
	Comcast Corp. Class A	1,053,170	34,555
	McDonald’s Corp.	180,104	28,221
	NIKE Inc. Class B	294,178	23,440
*	Booking Holdings Inc.	11,009	22,316
	Lowe’s Cos. Inc.	188,501	18,015
	Starbucks Corp.	316,502	15,461
	TJX Cos. Inc.	143,825	13,689
*	Charter Communications
	Inc. Class A	42,520	12,467
	Twenty-First Century Fox
	Inc. Class A	241,471	11,999
	General Motors Co.	290,927	11,463
	Ford Motor Co.	897,681	9,937
	Target Corp.	122,304	9,310
	Marriott International Inc.
	Class A	68,021	8,611
	Ross Stores Inc.	86,852	7,361
	VF Corp.	75,168	6,128
	Yum! Brands Inc.	74,127	5,798
	Dollar General Corp.	58,388	5,757
	Aptiv plc	60,719	5,564
	Carnival Corp.	92,925	5,326
*	O’Reilly Automotive Inc.	18,757	5,131
	Hilton Worldwide Holdings
	Inc.	64,095	5,074
	Twenty-First Century Fox
	Inc.	101,057	4,979
*	Dollar Tree Inc.	54,587	4,640
	CBS Corp. Class B	78,290	4,401
	Best Buy Co. Inc.	56,315	4,200
*	AutoZone Inc.	6,152	4,128
	Royal Caribbean Cruises
	Ltd.	38,892	4,029
	Omnicom Group Inc.	52,215	3,982
	MGM Resorts International	115,210	3,345
	Expedia Group Inc.	27,617	3,319
	Lennar Corp. Class A	62,029	3,257
	Wynn Resorts Ltd.	19,355	3,239
	DR Horton Inc.	78,727	3,228
*	Mohawk Industries Inc.	14,488	3,104
	Tapestry Inc.	66,161	3,090
	Genuine Parts Co.	33,618	3,086
	Tiffany & Co.	23,307	3,067
*	Ulta Beauty Inc.	13,133	3,066
	Darden Restaurants Inc.	28,249	3,024
*	CarMax Inc.	40,687	2,965
	Newell Brands Inc.	111,335	2,871
	Kohl’s Corp.	38,451	2,803
	PVH Corp.	17,605	2,636
	Macy’s Inc.	70,023	2,621
*	Chipotle Mexican Grill Inc.
	Class A	5,676	2,448
	Viacom Inc. Class B	80,526	2,429

	Hasbro Inc.	26,090	2,408
	Advance Auto Parts Inc.	17,076	2,317
*	Michael Kors Holdings Ltd.	34,259	2,282
*	LKQ Corp.	71,118	2,269
*	Norwegian Cruise Line
	Holdings Ltd.	47,454	2,242
	Whirlpool Corp.	14,815	2,166
	Tractor Supply Co.	27,846	2,130
	Interpublic Group of
	Cos. Inc.	88,703	2,079
	L Brands Inc.	55,883	2,061
*	Discovery Communications
	Inc.	78,228	1,995
	BorgWarner Inc.	45,150	1,949
	Hanesbrands Inc.	82,535	1,817
*	DISH Network Corp.
	Class A	52,559	1,767
	News Corp. Class A	112,823	1,749
	PulteGroup Inc.	60,275	1,733
	Gap Inc.	49,909	1,617
	Ralph Lauren Corp.
	Class A	12,779	1,607
	Harley-Davidson Inc.	38,136	1,605
	Garmin Ltd.	25,315	1,544
	Foot Locker Inc.	26,978	1,420
	Nordstrom Inc.	27,146	1,406
*	TripAdvisor Inc.	24,517	1,366
	Leggett & Platt Inc.	30,044	1,341
	Mattel Inc.	79,158	1,300
	Goodyear Tire & Rubber
	Co.	55,141	1,284
	H&R Block Inc.	48,118	1,096
*	Discovery Communications
	Inc. Class A	35,718	982
*	Under Armour Inc.
	Class A	42,867	964
*	Under Armour Inc.	42,852	903
	News Corp. Class B	3,100	49
	Lennar Corp. Class B	1,031	44
			682,407
Consumer Staples (6.8%)
	Procter & Gamble Co.	576,661	45,014
	Coca-Cola Co.	878,478	38,530
	PepsiCo Inc.	325,200	35,404
	Philip Morris International
	Inc.	356,546	28,788
	Walmart Inc.	331,808	28,419
	Altria Group Inc.	433,994	24,646
	Costco Wholesale Corp.	100,572	21,018
	Mondelez International Inc.
	Class A	338,242	13,868
	Colgate-Palmolive Co.	199,972	12,960
	Walgreens Boots Alliance
	Inc.	195,535	11,735
	Kraft Heinz Co.	137,020	8,608
	Constellation Brands Inc.
	Class A	38,572	8,442
	Kimberly-Clark Corp.	80,112	8,439
	Sysco Corp.	109,908	7,506

	Estee Lauder Cos. Inc.
	Class A	51,468	7,344
	General Mills Inc.	135,914	6,016
	Archer-Daniels-Midland Co.	127,912	5,862
*	Monster Beverage Corp.	93,966	5,384
	Kroger Co.	186,638	5,310
	Tyson Foods Inc. Class A	68,318	4,704
	Clorox Co.	29,787	4,029
	Kellogg Co.	57,418	4,012
	McCormick & Co. Inc.	27,865	3,235
	Conagra Brands Inc.	90,274	3,225
	Church & Dwight Co. Inc.	56,088	2,982
	Hershey Co.	31,990	2,977
	Brown-Forman Corp.
	Class B	60,037	2,942
	Molson Coors Brewing Co.
	Class B	42,460	2,889
	JM Smucker Co.	25,995	2,794
^	Hormel Foods Corp.	62,020	2,308
	Campbell Soup Co.	44,216	1,792
	Coty Inc. Class A	108,888	1,535
			362,717
Energy (6.3%)
	Exxon Mobil Corp.	971,005	80,331
	Chevron Corp.	438,237	55,406
	Schlumberger Ltd.	317,675	21,294
	ConocoPhillips	268,287	18,678
	EOG Resources Inc.	132,730	16,516
	Occidental Petroleum
	Corp.	175,645	14,698
	Valero Energy Corp.	98,835	10,954
	Phillips 66	96,240	10,809
	Halliburton Co.	200,849	9,050
	Anadarko Petroleum Corp.	118,209	8,659
	Kinder Morgan Inc.	435,284	7,692
	Marathon Petroleum Corp.	105,930	7,432
	Pioneer Natural Resources
	Co.	39,047	7,389
	ONEOK Inc.	94,312	6,586
	Devon Energy Corp.	120,223	5,285
	Williams Cos. Inc.	190,131	5,154
*	Concho Resources Inc.	34,118	4,720
	Andeavor	31,963	4,193
	Marathon Oil Corp.	196,183	4,092
	Apache Corp.	87,389	4,085
	Hess Corp.	59,843	4,003
	Noble Energy Inc.	111,272	3,926
	National Oilwell Varco Inc.	87,322	3,790
	EQT Corp.	57,631	3,180
	Baker Hughes a GE Co.	95,885	3,167
	TechnipFMC plc	99,410	3,155
	HollyFrontier Corp.	40,600	2,778
	Cabot Oil & Gas Corp.	103,024	2,452
	Cimarex Energy Co.	21,806	2,219
	Helmerich & Payne Inc.	25,128	1,602
*	Newfield Exploration Co.	45,938	1,390
			334,685

Equity Index Portfolio

			Market
			Value•
		Shares	($000)
Financials (13.8%)
	JPMorgan Chase & Co.	780,809	81,360
*	Berkshire Hathaway Inc.
	Class B	409,957	76,519
	Bank of America Corp.	2,162,490	60,961
	Wells Fargo & Co.	1,005,750	55,759
	Citigroup Inc.	584,765	39,132
	US Bancorp	357,782	17,896
	Goldman Sachs Group Inc.	80,606	17,779
	American Express Co.	163,742	16,047
	Morgan Stanley	312,616	14,818
	PNC Financial Services
	Group Inc.	107,696	14,550
	BlackRock Inc.	28,238	14,092
	Charles Schwab Corp.	275,361	14,071
	Chubb Ltd.	106,832	13,570
	CME Group Inc.	78,135	12,808
	Bank of New York Mellon
	Corp.	231,768	12,499
	S&P Global Inc.	57,634	11,751
	American International
	Group Inc.	205,860	10,915
	Capital One Financial Corp.	111,577	10,254
	MetLife Inc.	233,168	10,166
	Intercontinental Exchange
	Inc.	132,825	9,769
	Marsh & McLennan
	Cos. Inc.	116,371	9,539
	BB&T Corp.	178,787	9,018
	Prudential Financial Inc.	96,365	9,011
	Progressive Corp.	133,579	7,901
	State Street Corp.	83,800	7,801
	Aon plc	56,086	7,693
	Aflac Inc.	177,628	7,642
	Travelers Cos. Inc.	61,951	7,579
	Allstate Corp.	80,584	7,355
	SunTrust Banks Inc.	106,531	7,033
	Moody’s Corp.	38,340	6,539
	T. Rowe Price Group Inc.	55,539	6,448
*	Berkshire Hathaway Inc.
	Class A	21	5,923
	M&T Bank Corp.	33,259	5,659
	Discover Financial Services	79,943	5,629
	Synchrony Financial	163,026	5,442
	Northern Trust Corp.	48,547	4,995
	KeyCorp	243,982	4,767
	Ameriprise Financial Inc.	33,214	4,646
	Willis Towers Watson plc	30,330	4,598
	Regions Financial Corp.	257,712	4,582
	Fifth Third Bancorp	157,314	4,515
	Citizens Financial Group
	Inc.	111,367	4,332
	Hartford Financial Services
	Group Inc.	82,334	4,210
	Huntington Bancshares Inc.	253,060	3,735
*	E*TRADE Financial Corp.	60,653	3,710
	Comerica Inc.	39,399	3,582
*	SVB Financial Group	12,200	3,523
	MSCI Inc. Class A	20,400	3,375
	XL Group Ltd.	59,043	3,303
	Principal Financial Group
	Inc.	61,164	3,239
	Lincoln National Corp.	49,950	3,109
	Loews Corp.	59,827	2,888
	Arthur J Gallagher & Co.	41,874	2,734
	Cboe Global Markets Inc.	25,697	2,674
	Raymond James Financial
	Inc.	29,892	2,671
	Invesco Ltd.	93,754	2,490
	Nasdaq Inc.	26,917	2,457
	Zions Bancorporation	45,195	2,381

	Franklin Resources Inc.	72,824	2,334
	Cincinnati Financial Corp.	34,215	2,288
	Everest Re Group Ltd.	9,346	2,154
	Torchmark Corp.	24,334	1,981
	Unum Group	50,723	1,876
	Affiliated Managers Group
	Inc.	12,408	1,845
	Jefferies Financial Group
	Inc.	69,214	1,574
	People’s United Financial
	Inc.	80,225	1,451
	Assurant Inc.	12,087	1,251
*	Brighthouse Financial Inc.	27,460	1,100
			731,298
Health Care (14.0%)
	Johnson & Johnson	615,154	74,643
	UnitedHealth Group Inc.	220,386	54,070
	Pfizer Inc.	1,341,564	48,672
	Merck & Co. Inc.	617,042	37,454
	AbbVie Inc.	347,527	32,198
	Amgen Inc.	152,746	28,195
	Medtronic plc	310,547	26,586
	Abbott Laboratories	402,092	24,524
	Gilead Sciences Inc.	298,144	21,121
	Bristol-Myers Squibb Co.	374,842	20,744
	Thermo Fisher Scientific
	Inc.	92,239	19,106
	Eli Lilly & Co.	219,109	18,697
	CVS Health Corp.	233,161	15,004
	Becton Dickinson and Co.	61,265	14,677
*	Biogen Inc.	48,388	14,044
	Anthem Inc.	58,558	13,939
	Danaher Corp.	140,992	13,913
	Aetna Inc.	74,969	13,757
	Allergan plc	77,778	12,967
*	Celgene Corp.	162,080	12,872
	Stryker Corp.	73,685	12,442
*	Intuitive Surgical Inc.	25,987	12,434
*	Boston Scientific Corp.	316,462	10,348
*	Express Scripts Holding
	Co.	128,810	9,945
*	Vertex Pharmaceuticals
	Inc.	58,485	9,940
	Cigna Corp.	55,809	9,485
	Zoetis Inc.	110,979	9,454
*	Illumina Inc.	33,732	9,421
	Humana Inc.	31,614	9,409
	Baxter International Inc.	112,993	8,343
*	Edwards Lifesciences
	Corp.	48,322	7,034
	HCA Healthcare Inc.	64,048	6,571
*	Alexion Pharmaceuticals
	Inc.	51,003	6,332
	McKesson Corp.	46,374	6,186
*	Regeneron
	Pharmaceuticals Inc.	17,783	6,135
*	Centene Corp.	47,103	5,804
*	Align Technology Inc.	16,600	5,680
	Zimmer Biomet Holdings
	Inc.	46,515	5,184
	Agilent Technologies Inc.	73,431	4,541
*	IDEXX Laboratories Inc.	19,870	4,331
*	Cerner Corp.	72,276	4,321
*	Mylan NV	117,932	4,262
*	Laboratory Corp. of
	America Holdings	23,478	4,215
*	ABIOMED Inc.	9,700	3,968
*	IQVIA Holdings Inc.	37,157	3,709
	Cardinal Health Inc.	71,469	3,490
*	Waters Corp.	18,007	3,486
	Quest Diagnostics Inc.	31,080	3,417

*	Mettler-Toledo
	International Inc.	5,868	3,395
	ResMed Inc.	32,727	3,390
	AmerisourceBergen Corp.
	Class A	37,306	3,181
*	Incyte Corp.	40,406	2,707
	Cooper Cos. Inc.	11,257	2,651
*	Henry Schein Inc.	35,200	2,557
*	Hologic Inc.	62,815	2,497
*	Varian Medical Systems
	Inc.	20,972	2,385
	Dentsply Sirona Inc.	51,904	2,272
	Universal Health Services
	Inc. Class B	20,052	2,235
*	DaVita Inc.	31,904	2,215
	Perrigo Co. plc	29,426	2,145
	PerkinElmer Inc.	25,256	1,850
*	Nektar Therapeutics
	Class A	36,900	1,802
*	Envision Healthcare Corp.	27,993	1,232
			743,584
Industrials (9.5%)
	Boeing Co.	125,575	42,132
	General Electric Co.	1,991,877	27,109
	3M Co.	136,096	26,773
	Union Pacific Corp.	177,866	25,200
	Honeywell International
	Inc.	171,263	24,670
	United Technologies Corp.	170,588	21,329
	Caterpillar Inc.	137,133	18,605
	Lockheed Martin Corp.	56,966	16,829
	United Parcel Service Inc.
	Class B	158,121	16,797
	CSX Corp.	200,756	12,804
	FedEx Corp.	56,325	12,789
	Raytheon Co.	65,910	12,733
	Northrop Grumman Corp.	39,946	12,291
	General Dynamics Corp.	63,352	11,809
	Deere & Co.	74,340	10,393
	Emerson Electric Co.	144,410	9,985
	Norfolk Southern Corp.	64,761	9,770
	Illinois Tool Works Inc.	69,900	9,684
	Eaton Corp. plc	100,277	7,495
	Waste Management Inc.	91,235	7,421
	Delta Air Lines Inc.	147,932	7,329
	Johnson Controls
	International plc	212,432	7,106
	Roper Technologies Inc.	23,647	6,524
	Southwest Airlines Co.	122,289	6,222
	Fortive Corp.	70,446	5,432
	Ingersoll-Rand plc	56,879	5,104
	Rockwell Collins Inc.	37,761	5,086
	PACCAR Inc.	80,830	5,008
	Rockwell Automation Inc.	28,756	4,780
	Parker-Hannifin Corp.	30,412	4,740
	Cummins Inc.	35,584	4,733
	Stanley Black & Decker
	Inc.	35,427	4,705
*	IHS Markit Ltd.	81,907	4,226
	Harris Corp.	27,259	3,940
	Textron Inc.	58,890	3,881
	TransDigm Group Inc.	11,228	3,875
*	Verisk Analytics Inc.
	Class A	35,572	3,829
	AMETEK Inc.	53,004	3,825
*	United Continental
	Holdings Inc.	54,127	3,774
	Cintas Corp.	19,850	3,674
	American Airlines Group
	Inc.	95,708	3,633
	WW Grainger Inc.	11,664	3,597
		428

Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Republic Services Inc.
	Class A	51,202	3,500
	L3 Technologies Inc.	17,981	3,458
	Equifax Inc.	27,520	3,443
	Fastenal Co.	65,868	3,170
	Expeditors International
	of Washington Inc.	40,090	2,931
*	United Rentals Inc.	19,258	2,843
	Xylem Inc.	41,448	2,793
	Masco Corp.	71,555	2,678
	CH Robinson Worldwide
	Inc.	31,882	2,667
*	Copart Inc.	46,300	2,619
	Dover Corp.	35,454	2,595
	Kansas City Southern	23,557	2,496
	Nielsen Holdings plc	77,045	2,383
	JB Hunt Transport
	Services Inc.	19,580	2,380
	Huntington Ingalls
	Industries Inc.	10,200	2,211
	Snap-on Inc.	13,036	2,095
	AO Smith Corp.	33,164	1,962
	Robert Half International
	Inc.	28,239	1,838
	Fortune Brands Home &
	Security Inc.	33,633	1,806
	Jacobs Engineering Group
	Inc.	27,672	1,757
	Alaska Air Group Inc.	28,314	1,710
	Allegion plc	21,893	1,694
	Arconic Inc.	97,259	1,654
	Fluor Corp.	32,376	1,579
	Pentair plc	37,074	1,560
*	Stericycle Inc.	19,412	1,267
	Flowserve Corp.	30,244	1,222
*	Quanta Services Inc.	34,194	1,142
			505,094
Information Technology (25.8%)
	Apple Inc.	1,127,184	208,653
	Microsoft Corp.	1,762,061	173,757
*	Facebook Inc. Class A	550,056	106,887
*	Alphabet Inc. Class C	69,691	77,751
*	Alphabet Inc. Class A	68,479	77,326
	Visa Inc. Class A	409,615	54,254
	Intel Corp.	1,068,739	53,127
	Cisco Systems Inc.	1,078,546	46,410
	Mastercard Inc. Class A	210,250	41,318
	NVIDIA Corp.	139,206	32,978
	Oracle Corp.	683,494	30,115
*	Adobe Systems Inc.	112,965	27,542
	International Business
	Machines Corp.	195,778	27,350
	Texas Instruments Inc.	224,469	24,748
	Accenture plc Class A	147,464	24,124
	Broadcom Inc.	92,014	22,326
*	salesforce.com Inc.	161,820	22,072
*	PayPal Holdings Inc.	255,974	21,315
	QUALCOMM Inc.	339,976	19,079
*	Micron Technology Inc.	265,998	13,949
	Automatic Data
	Processing Inc.	101,033	13,553
	Activision Blizzard Inc.	174,610	13,326
	Intuit Inc.	55,859	11,412
	Applied Materials Inc.	231,204	10,679
	Cognizant Technology
	Solutions Corp. Class A	134,344	10,612
*	Electronic Arts Inc.	70,360	9,922
	HP Inc.	376,340	8,539
	Analog Devices Inc.	85,012	8,154
	Fidelity National
	Information Services Inc.	75,974	8,056

*	eBay Inc.	211,971	7,686
	TE Connectivity Ltd.	80,279	7,230
*	Fiserv Inc.	93,890	6,956
*	Autodesk Inc.	50,271	6,590
*	Twitter Inc.	150,200	6,559
	Lam Research Corp.	37,625	6,504
	Amphenol Corp. Class A	69,200	6,031
*	Red Hat Inc.	40,768	5,478
	Western Digital Corp.	68,698	5,318
	DXC Technology Co.	65,362	5,269
	Corning Inc.	190,588	5,243
	Hewlett Packard
	Enterprise Co.	350,440	5,120
	Paychex Inc.	73,499	5,024
	Microchip Technology Inc.	53,907	4,903
	NetApp Inc.	61,473	4,828
	Motorola Solutions Inc.	37,222	4,332
*	FleetCor Technologies Inc.	20,500	4,318
	Global Payments Inc.	36,605	4,081
	Skyworks Solutions Inc.	41,787	4,039
	Xilinx Inc.	58,297	3,804
	Seagate Technology plc	65,950	3,724
	KLA-Tencor Corp.	35,693	3,660
*	ANSYS Inc.	19,248	3,353
	Total System Services Inc.	37,948	3,207
	Broadridge Financial
	Solutions Inc.	27,000	3,108
*	Take-Two Interactive
	Software Inc.	26,200	3,101
*	Citrix Systems Inc.	29,496	3,092
*	VeriSign Inc.	21,950	3,016
	Symantec Corp.	142,152	2,935
*	Synopsys Inc.	34,122	2,920
*	Akamai Technologies Inc.	39,252	2,874
*	Advanced Micro Devices
	Inc.	189,281	2,837
*	Cadence Design Systems
	Inc.	64,661	2,801
*	Gartner Inc.	20,997	2,791
	Alliance Data Systems
	Corp.	11,005	2,566
	CA Inc.	71,847	2,561
*	F5 Networks Inc.	14,006	2,415
*	Qorvo Inc.	28,849	2,313
	Juniper Networks Inc.	79,671	2,185
	Western Union Co.	104,985	2,134
*	IPG Photonics Corp.	8,600	1,897
	FLIR Systems Inc.	31,563	1,640
	Xerox Corp.	48,786	1,171
			1,370,948
Materials (2.6%)
	DowDuPont Inc.	532,206	35,083
	Praxair Inc.	65,834	10,412
	Ecolab Inc.	59,575	8,360
	LyondellBasell Industries
	NV Class A	73,696	8,095
	Air Products & Chemicals
	Inc.	50,335	7,839
	Sherwin-Williams Co.	18,893	7,700
	PPG Industries Inc.	57,175	5,931
	Freeport-McMoRan Inc.	309,290	5,338
	International Paper Co.	95,106	4,953
	Newmont Mining Corp.	122,581	4,622
	Nucor Corp.	72,860	4,554
	Vulcan Materials Co.	30,377	3,920
	WestRock Co.	58,940	3,361
	Eastman Chemical Co.	32,806	3,279
	Martin Marietta Materials
	Inc.	14,434	3,224
	Ball Corp.	80,044	2,846
	FMC Corp.	30,694	2,738

	Packaging Corp. of
	America	21,575	2,412
	Albemarle Corp.	25,440	2,400
	CF Industries Holdings Inc.	53,765	2,387
	Mosaic Co.	80,643	2,262
	International Flavors &
	Fragrances Inc.	18,142	2,249
	Avery Dennison Corp.	20,128	2,055
	Sealed Air Corp.	36,796	1,562
			137,582
Real Estate (2.9%)
	American Tower Corp.	101,340	14,610
	Simon Property Group Inc.	70,998	12,083
	Crown Castle International
	Corp.	95,129	10,257
	Prologis Inc.	122,321	8,035
	Equinix Inc.	18,274	7,856
	Public Storage	34,369	7,797
	Weyerhaeuser Co.	173,725	6,334
	AvalonBay Communities
	Inc.	31,704	5,450
	Equity Residential	84,604	5,388
	Welltower Inc.	85,331	5,349
	Digital Realty Trust Inc.	47,241	5,271
	Ventas Inc.	81,597	4,647
	Boston Properties Inc.	35,487	4,451
*	SBA Communications
	Corp. Class A	26,341	4,349
	Essex Property Trust Inc.	15,157	3,623
	Host Hotels & Resorts Inc.	170,618	3,595
	Realty Income Corp.	65,057	3,499
*	CBRE Group Inc. Class A	69,116	3,300
	Alexandria Real Estate
	Equities Inc.	23,526	2,968
	GGP Inc.	145,182	2,966
	Vornado Realty Trust	39,694	2,934
	Extra Space Storage Inc.	29,082	2,903
	HCP Inc.	107,731	2,782
	Mid-America Apartment
	Communities Inc.	26,247	2,642
	Duke Realty Corp.	81,408	2,363
	UDR Inc.	61,578	2,312
	Iron Mountain Inc.	64,269	2,250
	Federal Realty Investment
	Trust	16,798	2,126
	Regency Centers Corp.	33,581	2,085
	SL Green Realty Corp.	20,154	2,026
	Kimco Realty Corp.	97,522	1,657
	Apartment Investment &
	Management Co.	35,833	1,516
	Macerich Co.	24,877	1,414
			150,838
Telecommunication Services (2.0%)
	AT&T Inc.	1,665,433	53,477
	Verizon Communications
	Inc.	947,528	47,670
	CenturyLink Inc.	225,597	4,205
			105,352
Utilities (2.9%)
	NextEra Energy Inc.	108,089	18,054
	Duke Energy Corp.	160,736	12,711
	Southern Co.	231,992	10,744
	Dominion Energy Inc.	149,710	10,207
	Exelon Corp.	221,423	9,433
	American Electric Power
	Co. Inc.	112,963	7,823
	Sempra Energy	60,611	7,038
	Public Service Enterprise
	Group Inc.	115,987	6,280
	Consolidated Edison Inc.	71,267	5,557

Equity Index Portfolio

		Market
		Value•
	Shares	($000)
Xcel Energy Inc.	116,940	5,342
PG&E Corp.	118,525	5,044
Edison International	74,913	4,740
WEC Energy Group Inc.	72,502	4,687
PPL Corp.	160,469	4,581
DTE Energy Co.	41,748	4,326
Eversource Energy	72,534	4,251
FirstEnergy Corp.	102,702	3,688
* Evergy Inc.	62,200	3,493
American Water Works
Co. Inc.	40,685	3,474
Ameren Corp.	55,711	3,390
Entergy Corp.	41,393	3,344
CMS Energy Corp.	64,960	3,071
CenterPoint Energy Inc.	98,489	2,729
Alliant Energy Corp.	52,953	2,241
NRG Energy Inc.	68,674	2,108
Pinnacle West Capital
Corp.	25,657	2,067
AES Corp.	152,370	2,043
NiSource Inc.	76,951	2,022
SCANA Corp.	32,651	1,258
		155,746
Total Common Stocks
(Cost $3,358,892)		5,280,251
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.4%)
[2,3] Vanguard Market Liquidity
Fund, 2.122%	197,238	19,726

	Face	Market
Amount		Value•
	($000)	($000)
U.S. Government and Agency Obligations (0.0%)
[4] United States Treasury Bill,
1.918%, 10/4/18	300	299
[4] United States Treasury Bill,
2.035%–2.078%, 11/15/18	1,400	1,389
		1,688
Total Temporary Cash Investments
(Cost $21,414)		21,414
Total Investments (99.9%)
(Cost $3,380,306)		5,301,665

		Amount
		($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard		280
Receivables for Investment Securities Sold 4,201
Receivables for Accrued Income		4,398
Receivables for Capital Shares Issued		5,870
Variation Margin Receivable—
Futures Contracts		7
Total Other Assets		14,756
Liabilities
Payables for Investment Securities
Purchased		(2,662)
Collateral for Securities on Loan		(148)
Payables for Capital Shares Redeemed		(2,559)
Payables to Vanguard		(2,571)
Total Liabilities		(7,940)
Net Assets (100%)
Applicable to 129,955,669 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		5,308,481
Net Asset Value Per Share $40.85

At June 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	3,285,040
Undistributed Net Investment Income	42,016
Accumulated Net Realized Gains	60,499
Unrealized Appreciation (Depreciation)
Investment Securities	1,921,359
Futures Contracts	(433)
Net Assets	5,308,481

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $145,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0%
and -0.01%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $148,000 of collateral received for securities on loan.
4 Securities with a value of $1,192,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2018	204	27,760	(433)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2018
($000)
Investment Income
Income
Dividends	49,424
Interest[1]	160
Securities Lending—Net	2
Total Income	49,586
Expenses
The Vanguard Group—Note B
Investment Advisory Services	643
Management and Administrative	2,784
Marketing and Distribution	370
Custodian Fees	29
Shareholders’ Reports	8
Trustees’ Fees and Expenses	2
Total Expenses	3,836
Net Investment Income	45,750
Realized Net Gain (Loss)
Investment Securities Sold[1]	59,318
Futures Contracts	1,363
Realized Net Gain (Loss)	60,681
Change in Unrealized Appreciation
(Depreciation)
Investment Securities[1]	27,643
Futures Contracts	(600)
Change in Unrealized Appreciation
(Depreciation)	27,043
Net Increase (Decrease) in Net Assets
Resulting from Operations	133,474

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $2,110,000 and $3,181,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $42,016,000 and $84,581,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	45,750	87,861
Realized Net Gain (Loss)	60,681	85,733
Change in Unrealized Appreciation (Depreciation)	27,043	757,762
Net Increase (Decrease) in Net Assets Resulting from Operations	133,474	931,356
Distributions
Net Investment Income	(88,315)	(85,191)
Realized Capital Gain[1]	(85,966)	(145,507)
Total Distributions	(174,281)	(230,698)
Capital Share Transactions
Issued	287,113	429,437
Issued in Lieu of Cash Distributions	174,281	230,698
Redeemed	(289,884)	(512,346)
Net Increase (Decrease) from Capital Share Transactions	171,510	147,789
Total Increase (Decrease)	130,703	848,447
Net Assets
Beginning of Period	5,177,778	4,329,331
End of Period[2]	5,308,481	5,177,778

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $149,000, ($5,000), and $2,000, respectively.

Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Index Portfolio

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$41.17	$35.63	$33.25	$34.44	$31.50	$24.93
Investment Operations
Net Investment Income	. 357[1]	.699[1]	.704	.759[2]	.587	.545
Net Realized and Unrealized Gain (Loss)
on Investments	.711	6.734	3.055	(.338)	3.522	7.235
Total from Investment Operations	1.068	7.433	3.759	.421	4.109	7.780
Distributions
Dividends from Net Investment Income	(.703)	(.699)	(.759)	(.569)	(.555)	(.505)
Distributions from Realized Capital Gains	(.685)	(1.194)	(.620)	(1.042)	(.614)	(.705)
Total Distributions	(1.388)	(1.893)	(1.379)	(1.611)	(1.169)	(1.210)
Net Asset Value, End of Period	$40.85	$41.17	$35.63	$33.25	$34.44	$31.50

Total Return	2.57%	21.66%	11.81%	1.27%	13.51%	32.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,308	$5,178	$4,329	$3,985	$3,784	$3,199
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	1.75%	1.85%	2.08%	2.31%[2]	1.88%	1.96%
Portfolio Turnover Rate	5%	5%	7%	4%	7%	8%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $.13 and 0.35%, respectively, resulting from a special dividend from Medtronic plc in January 2015.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Index Portfolio

Notes to Financial Statements

Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2018, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2014–2017), and for the period ended June 30, 2018, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays

Equity Index Portfolio

and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at June 30, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2018, the portfolio had contributed to Vanguard capital in the amount of $280,000, representing 0.01% of the portfolio’s net assets and 0.11% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the portfolio’s investments as of June 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	5,280,251	—
Temporary Cash Investments	19,726	1,688	—
Futures Contracts—Assets[1]	7	—	—
Total	5,299,984	1,688
1 Represents variation margin on the last day of the reporting period.

Equity Index Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2018, the cost of investment securities for tax purposes was $3,380,306,000. Net unrealized appreciation of investment securities for tax purposes was $1,921,359,000, consisting of unrealized gains of $2,116,854,000 on securities that had risen in value since their purchase and $195,495,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2018, the portfolio purchased $173,867,000 of investment securities and sold $125,468,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

Six Months Ended		Year Ended
	June 30, 2018	December 31, 2017
	Shares	Shares
	(000)	(000)
Issued	6,964	11,409
Issued in Lieu of Cash Distributions	4,242	6,442
Redeemed	(7,012)	(13,593)
Net Increase (Decrease) in Shares Outstanding	4,194	4,258

At June 30, 2018, two shareholders (including an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders and Vanguard Total Stock Market Index Portfolio) were each a record or beneficial owner of 25% or more of the portfolio’s net assets, with a combined ownership of 63%. If one of these shareholders were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no events or transactions occurred subsequent to June 30, 2018, that would require recognition or disclosure in these financial statements.

Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	12/31/2017	6/30/2018	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,025.75	$0.75
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.05	0.75

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Equity Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Equity Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the portfolio’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the portfolio’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory expenses were also well below the peer-group average. Information about the portfolio’s expenses appears in the About Your Portfolio’s Expenses section as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the portfolio’s at-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Equity Index Portfolio

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Annuity and Insurance Services > 800-522-5555

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.

You can review and copy information about your portfolio at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your portfolio is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via email addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2017, Bloomberg. All rights reserved.

CFA® is a trademark owned by CFA Institute.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Vanguard. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P® and S&P 500® are trademarks of S&P; and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Vanguard. Vanguard’s product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

© 2018 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

Q692 082018

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date:	August 20, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date:	August 20, 2018

VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: August 20, 2018

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018; see file Number 33-32216,
Incorporated by Reference.